UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1.	Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Semiannual Report

Unaudited  ¡  June 30, 2012

Message from the President

The six months ended June 30, 2012, provided positive returns for most broad-based stock and bond market indices. Stock market performance, however, varied considerably between the first quarter and the second.

During the first quarter, stronger labor markets, higher credit demand and healthier manufacturing activity helped fuel a relatively steady advance in U.S. stocks. In Europe, a substantial loan program for banks provided additional liquidity and calmed investor fears about a possible global banking crisis.

In the second quarter, however, concerns reemerged about the economic health of Greece, Spain and Italy, and growth expectations for China continued to erode. U.S. stocks declined in April and May, losing virtually all of the ground they had gained in the first quarter. International stocks also declined. Fortunately, both U.S. and international stock markets recovered in June to end the six-month reporting period on a positive note.

During the reporting period, energy and commodity prices were volatile. In late February, the price of crude oil rose to more than $100 a barrel. By the end of June, crude oil prices had declined to around $80 a barrel. Natural gas prices fell to 10-year lows when a mild winter reduced demand. Coal prices also declined over the first half of 2012. Metals & mining company stocks fell as China continued to signal that its growth rate may be slowing.

One uniform element during the reporting period was a commitment by many central banks to accommodative monetary policies. The Federal Open Market Committee (FOMC) maintained the federal funds rate in a range near zero. In its June press release, the FOMC reiterated its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Federal Reserve also continued its maturity extension program (referred to by some as “Operation Twist”). The program is designed to put downward pressure on longer-term interest rates and support the economic recovery.

With interest rates remaining low, many bond investors accepted higher levels of risk during the first quarter of 2012 in search of higher returns. In the investment-grade market, mortgage-backed securities and corporate bonds were strong. High-yield bonds and leveraged loans also provided excellent results. Investors became more concerned about risk during April and May, which led to a rally in U.S. Treasury securities during the second quarter.

At MainStay VP Funds, we believe that a long-term perspective can help investors adapt to shifting markets. Our portfolio managers use investment disciplines and risk-management strategies appropriate to the investment objectives of their individual Portfolios.

We believe that our shareholders can benefit from a similar approach. Rather than focus on what happened last week or last month, we hope you’ll continue to focus on your long-term investment goals. While past performance is no guarantee of future results, we believe that getting invested, staying invested and adding to your investments over time can be a prudent way to pursue your financial objectives.

I’m pleased to announce that on February 17, 2012, MainStay VP Funds introduced seven new Portfolios to broaden the range of investments available to our shareholders. Through these new Portfolios, we now offer direct MainStay access to an additional eight widely acclaimed Subadvisors.

On the following pages, you’ll find detailed information about the results of your MainStay VP Portfolio(s) during the six-month—or since-inception—period ended June 30, 2012. You’ll learn about the specific investments, strategies and market forces that affected your investments. You’ll also gain insight into the professionalism and market discipline that have helped make our Portfolios the choice of investors with a wide array of backgrounds, investment perspectives and time horizons.

Sincerely,

Stephen P. Fisher

President

Not part of the Semiannual Report

Investors should refer to the MainStay VP Funds Trust Prospectus dated May 1, 2012, as supplemented, for a discussion of each Portfolio’s investment objectives, strategies and risks. You may obtain copies of the Prospectus and the relevant Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010. These documents are also available at mainstayinvestments.com.

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Index Definitions

The information below is an explanation of the various indices and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-431. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index is an unmanaged index that consists of the Russell Midcap® Value Index (60% weighted) and the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds.

Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays U.S. Government Bond Index is an unmanaged index that consists of publicly issued debt of the U.S. Treasury and government agencies.

Barclays U.S. TIPS Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity and are rated investment grade.

Barclays U.S. Government/Credit Index includes investment- grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of at least one year.

Credit Suisse High Yield Index is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Dow Jones Global Utilities Index is a free float market-capitali- zation-weighted index that measures the performance of utility companies in developed and emerging markets.

Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighed 50%/50%, respectively.

Janus Balanced Composite Index is an unmanaged index that consists of the S&P 500® Index (55% weighted) and the Barclays U.S. Aggregate Bond Index (45% weighted).

LIBOR—London InterBank Offered Rates are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Per- formance Comparison.

MSCI EAFE® Index is an unmanaged index that consists of international stocks representing the developed world outside of North America.

MSCI Emerging Markets Index is a free float-adjusted market- capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price- to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index is an unmanaged Index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index is an unmanaged index that measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

M-2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P 500® Index is an unmanaged index and is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded natural resource-related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies.

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MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[2]
Initial Class Shares	5.87%	3.23%	2.51%	4.56%	0.84%
Service Class Shares	5.74	2.98	2.25	4.29	1.09

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (5/2/05)
Russell Midcap® Value Index[3]	7.78%	–0.37%	–0.13%	5.73%
Balanced Composite Index[3]	5.65	2.47	2.96	6.01
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	2.25	5.58	5.97	5.13
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	6.19	–0.32	0.75	4.64

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-4	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,058.70	$3.99	$1,021.00	$3.92

Service Class Shares	$1,000.00	$1,057.40	$5.27	$1,019.70	$5.17

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

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Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2012 (excluding short-term investments)

1.	United States Treasury Notes, 0.25%–2.25%, due 4/30/14–5/15/22

2.	Federal National Mortgage Association, 0.60%–2.75%, due 10/25/13–1/30/17

3.	Federal Home Loan Mortgage Corporation, 0.50%–1.75%, due 11/25/14–3/8/17

4.	S&P MidCap 400 Index—MidCap SPDR Trust Series 1

5.	S&P 500 Index—SPDR Trust Series 1
6.	Bank of America Corp.

7.	Discover Financial Services

8.	Consolidated Edison, Inc.

9.	Edison International

10.	AT&T, Inc.

M-6	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of New York Life Investments,1 the Portfolio’s Manager, and Harvey J. Fram, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Balanced Portfolio returned 5.87% for Initial Class shares and 5.74% for Service Class shares. Over the same period, both share classes underperformed the 6.19% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio and the 7.78% return of the Russell Midcap® Value Index.2 Both share classes outperformed the 5.65% return of the Balanced Composite Index2 and the 2.25% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index2 for the six months ended June 30, 2012. The Russell Midcap® Value Index is the Portfolio’s broad-based securities-market index. The Balanced Composite Index is the secondary benchmark for the Portfolio. The Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is an additional benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the equity portion of the Portfolio slightly outperformed the Russell Midcap® Value Index. Many of the Portfolio’s peers, however, are measured against a broad-based market index that consists of large-cap growth and value stocks. That index outperformed the Russell Midcap® Value Index by almost 200 basis points as large-caps and growth stocks did well. As a result, the Portfolio’s ranking relative to its peers suffered.

In the fixed-income portion of the Portfolio, overweight positions in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities performed extremely well during the first quarter of 2012, adding to performance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. The corporate sector made the greatest positive contribution during the first quarter.

During the second quarter of 2012, the fixed-income portion of the Portfolio reduced its overall exposure to risk assets. As we reduced allocations to corporate bonds and mortgage-backed securities, we also decreased the degree to which the fixed-income portion of the Portfolio was underweight in U.S. Treasury and agency securities. We maintained an overweight position in commercial mortgage-backed securities and slightly increased the allocation to asset-backed securities in the fixed-income portion of the Portfolio. The repositioning resulted in positive performance for the second half of the reporting period, as security selection within spread3 assets strengthened perform-

ance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

Which sectors in the equity portion of the Portfolio were the strongest contributors to the Portfolio’s relative performance and which sectors were particularly weak?

In the equity portion of the Portfolio, the sectors that made the strongest contributions to the Portfolio’s relative performance were telecommunication services, health care and industrials. (Contributions take weightings and total returns into account.) The equity portion of the Portfolio was overweight in each of these sectors, and in each case the stocks in the equity portion of the Portfolio outperformed comparable sector returns in the Russell Midcap® Value Index. Wireless telecommunication services provider Sprint Nextel and health care—services company HCA Holdings are examples of overweight stocks that strongly contributed to relative performance during the reporting period.

The sectors that detracted the most from relative performance in the equity portion of the Portfolio were information technology, energy and materials. Within information technology, Computer Associates (an underweight position) rallied strongly after a positive earnings surprise. Energy was an overweight sector for the equity portion of the Portfolio, and returns suffered when the price of several holdings followed crude and natural gas prices lower. In the materials sector, stocks such as Newmont Mining (an overweight position) hurt performance as our materials holdings trailed the Russell Midcap® Value Index.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were banking giant Bank of America, food and beverage company Dean Foods and hotel operator Wyndham Worldwide. Bank of America surged in the first quarter as investors determined that the stock offered good value after the sell-off in 2011. Dean Foods had strong sales as consumers embraced its health-conscious product mix. Wyndham had strong earnings as its numbers for revenue per available room continued to surprise on the upside.

The stocks that detracted the most from the Portfolio’s absolute performance included multiline retailer Macy’s, computer company Hewlett-Packard and iron & steel company Steel Dynamics. Macy’s stock price fell in the second quarter as sales

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues or other sovereign debt. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

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slowed and investors became nervous about slowing U.S. consumer spending. Hewlett Packard continued to struggle as the company’s personal computers faced competition from tablet computers. Steel Dynamics fell as slowing worldwide economic growth pushed steel prices lower.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

Among the most significant purchases in the equity portion of the Portfolio were department store operator Macy’s and consumer finance company Discover Financial Services. In both cases, we increased our already overweight positions. Macy’s scores well on our valuation and short interest factors, while Discover Financial has strong scores on all of our momentum-based factors.

Among the significant sales in the equity portion of the Portfolio were reductions in our positions in steel maker Nucor and utility Alliant Energy. According to our model, both stocks had become relatively expensive.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, the most significant sector-weighting change was in financials, from a substantially underweight position relative to the Russell Midcap® Value Index to a moderately underweight position. We also increased the Portfolio’s equity weighting in the industrials sector from a moderately underweight position to a moderately overweight position relative to the benchmark.

The biggest reductions in sector exposure in the equity portion of the Portfolio were in the energy and information technology sectors. In each sector, we moved from an overweight to an underweight position relative to the Russell Midcap® Value Index.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the most substantially overweight sectors in the equity portion of the Portfolio relative to the Russell Midcap® Value Index were consumer discretionary and con- sumer staples. As of the same date, the most substantially underweight sectors in the equity portion of the Portfolio relative to the Russell Midcap® Value Index were utilities and financials.

What was the duration4 strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio varied over the course of the reporting period. In general, we kept the duration close to that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. There were, however, two instances when the Portfolio’s duration varied. The first instance was during the first half of the reporting period, when the Portfolio’s duration was shorter than that of this benchmark. The second instance came in the second half of the reporting period, when the Portfolio’s duration was longer than that of the benchmark. Overall, duration positioning had a positive impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Concerns over a deteriorating global economy combined with escalating systemic risk from Europe prompted us to reduce exposure to spread assets at the beginning of the second quarter of 2012. The reduction in spread assets occurred in corporate bonds and mortgage-backed securities, and the move resulted in a reduction in the degree to which the fixed-income portion of the Portfolio was underweight in U.S. Treasury and agency securities.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the best-performing sectors in the fixed-income portion of the Portfolio were U.S. corporate bonds and mortgage-backed securities. Overweight allocations to these sectors relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index made them the strongest contributors to the Portfolio’s performance during the first quarter of 2012. During the second quarter of 2012, security selection within these two assets classes made the strongest contributions to performance in the fixed-income portion of the Portfolio.

During the second half of the reporting period, an underweight position in U.S. Treasury securities detracted from the performance of the fixed-income portion of the Portfolio, as interest rates declined during that period.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

Other than purchases and sales mentioned elsewhere in this report, the fixed-income portion of the Portfolio did not make any significant purchases or sales outside of its normal operating parameters during the reporting period.

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

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How did sector weightings in the fixed-income portion of the Portfolio change during the reporting period?

Notable modifications to sector weightings in the fixed-income portion of the Portfolio occurred twice during the reporting period. The first was at the beginning of the first quarter of 2012, when allocations to a majority of spread assets were increased. Overweight positions were achieved in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. At that time, we kept positions in U.S. Treasury and agency securities in the fixed-income portion of the Portfolio underweight relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

These sector weightings were modified toward the beginning of the second quarter of 2012, when concerns over a deteriorating global economy and escalating systemic risk from Europe prompted us to reduce the spread assets in the fixed-income portion of the Portfolio. We reduced the allocations to corporate bonds and mortgage-backed securities and allocated the proceeds to the U.S. Treasury and agency sectors.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the fixed-income portion of the Portfolio was in a relatively neutral position in relation to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. As of that date, the fixed-income portion of the Portfolio had modestly overweight positions in corporate bonds, asset-backed securities and commercial mortgage-backed securities. As of June 30, 2012, the fixed-income portion of the Portfolio held benchmark-neutral positions in mortgage-backed securities and asset-backed securities. As of the same date, the fixed-income portion of the Portfolio was underweight relative to the fixed-income benchmark in U.S. Treasurys. As of June 30, 2012, the Portfolio had a duration that was somewhat longer than that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

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Portfolio of Investments June 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 34.6%† Asset-Backed Securities 0.5%
Automobile 0.4%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	$90,000	$90,450
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	150,000	150,573
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	156,000	156,245
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, due 1/15/14	60,401	60,629
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	150,000	150,524
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, due 11/16/15	100,000	100,096

		708,517

Credit Cards 0.0%‡
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	86,000	86,111

Other ABS 0.1%
John Deere Owner Trust Series 2012-A, Class A3 0.75%, due 3/15/16	200,000	200,230

Total Asset-Backed Securities (Cost $992,350)		994,858

Corporate Bonds 8.6%
Aerospace & Defense 0.2%
General Dynamics Corp. 2.25%, due 7/15/16	50,000	52,177
Northrop Grumman Corp. 1.85%, due 11/15/15	100,000	101,360
United Technologies Corp. 1.80%, due 6/1/17	300,000	306,371

		459,908

Auto Manufacturers 0.1%
Daimler Finance North America LLC 2.30%, due 1/9/15 (a)	200,000	204,058

	Principal Amount	Value

Banks 1.4%
♦Bank of America Corp.
3.70%, due 9/1/15	$50,000	$50,512
4.50%, due 4/1/15	50,000	51,538
5.65%, due 5/1/18	375,000	400,985
Capital One Financial Corp. 2.15%, due 3/23/15	150,000	151,169
Citigroup, Inc.
4.587%, due 12/15/15	160,000	167,372
6.00%, due 8/15/17	100,000	109,540
6.01%, due 1/15/15	25,000	26,861
Goldman Sachs Group, Inc. (The)
5.375%, due 3/15/20	125,000	128,678
6.00%, due 6/15/20	100,000	106,757
HSBC USA, Inc. 2.375%, due 2/13/15	250,000	252,849
JPMorgan Chase & Co. 4.35%, due 8/15/21	200,000	211,080
KeyCorp 6.50%, due 5/14/13	275,000	288,046
Morgan Stanley 5.50%, due 1/26/20	100,000	97,942
Wachovia Bank NA 4.80%, due 11/1/14	440,000	468,883
Wells Fargo & Co. 1.25%, due 2/13/15	55,000	54,924

		2,567,136

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.125%, due 1/15/15	250,000	269,426
4.375%, due 2/15/21	75,000	85,520
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (a)	250,000	257,685

		612,631

Biotechnology 0.1%
Amgen, Inc. 2.125%, due 5/15/17	100,000	101,174

Building Materials 0.1%
CRH America, Inc. 4.125%, due 1/15/16	100,000	101,654

Chemicals 0.3%
Dow Chemical Co. (The) 5.70%, due 5/15/18	150,000	175,558
Eastman Chemical Co. 2.40%, due 6/1/17	75,000	75,794

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2012, excluding short-term investments. May be subject to change daily.

M-10	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Ecolab, Inc.
3.00%, due 12/8/16	$125,000	$131,783
4.35%, due 12/8/21	125,000	138,546

		521,681

Computers 0.2%
Hewlett-Packard Co.
2.35%, due 3/15/15	150,000	152,341
4.65%, due 12/9/21	125,000	131,025

		283,366

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The) 0.386%, due 2/6/14 (b)	150,000	150,119
1.45%, due 8/15/16	50,000	50,963

		201,082

Diversified Financial Services 0.3%
General Electric Capital Corp. 0.667%, due 5/11/16 (b)	175,000	167,726
2.30%, due 4/27/17	75,000	75,507
6.00%, due 8/7/19	225,000	263,267

		506,500

Electric 1.1%
CenterPoint Energy Houston Electric LLC 7.00%, due 3/1/14	275,000	302,904
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	102,330
Consumers Energy Co. 2.85%, due 5/15/22	50,000	50,862
Detroit Edison Co. (The) 2.65%, due 6/15/22	50,000	50,305
Duke Energy Corp. 3.35%, due 4/1/15	325,000	343,280
Entergy Louisiana LLC 1.875%, due 12/15/14	25,000	25,609
Great Plains Energy, Inc. 2.75%, due 8/15/13	250,000	253,661
4.85%, due 6/1/21	100,000	107,398
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	318,820
Nisource Finance Corp. 4.45%, due 12/1/21	100,000	104,908
Pepco Holdings, Inc. 2.70%, due 10/1/15	100,000	102,646
PPL Capital Funding, Inc. 4.20%, due 6/15/22	100,000	100,321
PPL Energy Supply LLC 4.60%, due 12/15/21	100,000	102,619
Virginia Electric and Power Co. 2.95%, due 1/15/22	25,000	25,755

		1,991,418

	Principal Amount	Value

Engineering & Construction 0.1%
ABB Finance USA, Inc. 2.875%, due 5/8/22	$100,000	$101,156

Finance—Auto Loans 0.1%
American Honda Finance Corp. 1.85%, due 9/19/14 (a)	200,000	202,531

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	150,000	154,804

Finance—Consumer Loans 0.0%‡
John Deere Capital Corp. 5.75%, due 9/10/18	75,000	91,025

Finance—Credit Card 0.2%
American Express Co. 5.50%, due 9/12/16	250,000	285,383
American Express Credit Corp. 1.75%, due 6/12/15	50,000	50,568

		335,951

Finance—Investment Banker/Broker 0.1%
Bear Stearns Cos., Inc. (The) 5.70%, due 11/15/14	137,000	148,246

Finance—Leasing Companies 0.0%‡
Boeing Capital Corp. 2.90%, due 8/15/18	50,000	53,361

Finance—Other Services 0.2%
AON Corp. 3.125%, due 5/27/16	75,000	78,142
National Rural Utilities Cooperative Finance Corp. 1.90%, due 11/1/15	100,000	102,424
3.05%, due 2/15/22	100,000	103,717
5.45%, due 4/10/17	100,000	116,933

		401,216

Food 0.3%
General Mills, Inc. 3.15%, due 12/15/21	200,000	204,662
Kellogg Co. 1.75%, due 5/17/17	75,000	74,996
Kraft Foods, Inc. 4.125%, due 2/9/16	275,000	299,450

		579,108

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-11

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Forest Products & Paper 0.1%
International Paper Co. 4.75%, due 2/15/22	$150,000	$163,731

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	75,000	76,864

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	50,000	51,551

Health Care—Products 0.2%
Baxter International, Inc. 5.375%, due 6/1/18	50,000	59,536
Becton Dickinson and Co. 3.125%, due 11/8/21	200,000	208,148
Medtronic, Inc. 3.125%, due 3/15/22	75,000	77,705
Zimmer Holdings, Inc. 1.40%, due 11/30/14	100,000	100,268

		445,657

Health Care—Services 0.2%
Aetna, Inc. 1.75%, due 5/15/17	50,000	50,089
Roche Holdings, Inc. 5.00%, due 3/1/14 (a)	291,000	310,479

		360,568

Insurance 0.3%
Metropolitan Life Global Funding I
2.00%, due 1/9/15 (a)	175,000	177,564
5.125%, due 6/10/14 (a)	225,000	241,282
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	116,657
Prudential Financial, Inc. 4.50%, due 11/16/21	100,000	103,790

		639,293

Investment Management/Advisory Services 0.1%
BlackRock, Inc. 1.375%, due 6/1/15	100,000	100,715

Machinery—Diversified 0.1%
Roper Industries, Inc. 6.625%, due 8/15/13	150,000	157,793

	Principal Amount	Value

Media 0.4%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
2.40%, due 3/15/17	$150,000	$150,988
3.50%, due 3/1/16	75,000	79,105
NBC Universal Media LLC 5.15%, due 4/30/20	125,000	143,509
Reed Elsevier Capital, Inc. 7.75%, due 1/15/14	100,000	109,299
Time Warner Cable, Inc. 6.75%, due 7/1/18	100,000	121,818
Viacom, Inc. 1.25%, due 2/27/15	100,000	100,249

		704,968

Oil & Gas 0.2%
Devon Energy Corp. 1.875%, due 5/15/17	175,000	175,031
Occidental Petroleum Corp. 1.75%, due 2/15/17	150,000	152,531
Phillips 66 2.95%, due 5/1/17 (a)	125,000	128,446

		456,008

Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	50,000	50,036

Packaging & Containers 0.1%
Bemis Co., Inc. 5.65%, due 8/1/14	215,000	232,648

Pharmaceuticals 0.1%
Cardinal Health, Inc.
1.90%, due 6/15/17	50,000	50,374
4.00%, due 6/15/15	100,000	107,312

		157,686

Pipelines 0.2%
Energy Transfer Partners, L.P. 5.20%, due 2/1/22	175,000	187,410
Plains All American Pipeline, L.P. 8.75%, due 5/1/19	200,000	263,787

		451,197

Real Estate 0.2%
ProLogis, L.P. 6.625%, due 5/15/18	325,000	374,863

Real Estate Investment Trusts 0.4%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	300,000	318,485

M-12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
DDR Corp. 4.75%, due 4/15/18	$200,000	$207,439
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	182,907

		708,831

Retail 0.1%
Home Depot, Inc. (The) 4.40%, due 4/1/21	125,000	144,279
McDonald’s Corp. 1.875%, due 5/29/19	25,000	24,944

		169,223

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (a)	200,000	199,482

Telecommunications 0.4%
♦AT&T, Inc.
2.40%, due 8/15/16	200,000	207,791
2.95%, due 5/15/16	200,000	211,835
CenturyLink, Inc. 6.45%, due 6/15/21	75,000	78,043
Verizon Communications, Inc. 4.60%, due 4/1/21	175,000	200,576

		698,245

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	140,372

Total Corporate Bonds (Cost $15,190,582)		15,957,737

Foreign Government Bonds 0.2%
Regional (State & Province) 0.2%
Province of Manitoba Canada 2.625%, due 7/15/15	75,000	79,271
Province of Ontario 2.30%, due 5/10/16	175,000	182,569

		261,840

Sovereign 0.0%‡
Poland Government International Bond 5.00%, due 3/23/22	50,000	54,575

Total Foreign Government Bonds (Cost $304,589)		316,415

	Principal Amount	Value

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	$100,000	$102,051
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (b)	150,000	167,409
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	200,000	225,164
Morgan Stanley Capital I Series 2007-T25, Class A3 5.514%, due 11/12/49 (b)	200,000	228,244

		722,868

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
Fosse Master Issuer PLC Series 2011-1A, Class A5 1.966%, due 10/18/54 (a)(b)	200,000	201,056
Holmes Master Issuer PLC Series Reg S 2.117%, due 10/15/54 (a)(b)	175,000	176,336

		377,392

Total Mortgage-Backed Securities (Cost $1,093,800)		1,100,260

U.S. Government & Federal Agencies 20.8%
Federal Home Loan Bank 0.2%
1.375%, due 5/28/14	300,000	306,069

♦Federal Home Loan Mortgage Corporation 1.2%
0.50%, due 4/17/15	550,000	550,035
0.55%, due 2/27/15	220,000	220,201
0.60%, due 5/22/15	200,000	200,002
0.75%, due 11/25/14	480,000	483,601
1.00%, due 3/8/17	500,000	502,704
1.75%, due 9/10/15	300,000	311,212

		2,267,755

♦Federal National Mortgage Association 1.3%
0.60%, due 10/25/13	300,000	300,193
0.75%, due 12/19/14	400,000	402,882
0.85%, due 10/24/14	300,000	300,473
1.25%, due 2/27/14	200,000	203,342
1.25%, due 1/30/17	230,000	233,626
1.375%, due 11/15/16	850,000	869,979
2.75%, due 3/13/14	100,000	104,057

		2,414,552

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-13

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦United States Treasury Notes 18.1%
0.25%, due 4/30/14	$650,000	$649,213
0.25%, due 5/31/14	4,445,000	4,439,444
0.25%, due 5/15/15	3,260,000	3,245,737
0.375%, due 4/15/15	3,360,000	3,357,638
0.375%, due 6/15/15	900,000	899,227
0.625%, due 5/31/17	4,305,000	4,285,158
0.75%, due 6/15/14	1,400,000	1,411,593
0.875%, due 4/30/17	215,000	216,629
1.125%, due 5/31/19	1,400,000	1,402,187
1.25%, due 9/30/15	670,000	686,541
1.25%, due 1/31/19	550,000	557,563
1.25%, due 4/30/19	700,000	707,766
1.375%, due 9/30/18	840,000	859,950
1.375%, due 2/28/19	350,000	357,383
1.50%, due 8/31/18	2,600,000	2,682,672
1.50%, due 3/31/19	1,190,000	1,223,469
1.75%, due 5/15/22	2,200,000	2,217,875
2.00%, due 2/15/22	205,000	211,903
2.25%, due 7/31/18	3,600,000	3,875,342

		33,287,290

Total U.S. Government & Federal Agencies (Cost $37,813,909)		38,275,666

Yankee Bonds 3.9% (c)
Aerospace & Defense 0.1%
BAE Systems PLC 3.50%, due 10/11/16 (a)	100,000	103,197

Auto Manufacturers 0.1%
Volkswagen International Finance N.V. 1.625%, due 3/22/15 (a)	100,000	100,346

Banks 1.7%
Bank of Montreal 1.95%, due 1/30/18 (a)	325,000	334,392
Bank of Nova Scotia 1.95%, due 1/30/17 (a)	250,000	257,324
Barclays Bank PLC 2.75%, due 2/23/15	200,000	201,345
Commonwealth Bank of Australia 1.95%, due 3/16/15	250,000	251,612
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA / Utrect 3.375%, due 1/19/17	75,000	77,189
3.875%, due 2/8/22	125,000	127,154
Credit Suisse 5.30%, due 8/13/19	175,000	196,884

	Principal Amount	Value

Banks (continued)
European Investment Bank 0.875%, due 12/15/14	$125,000	$125,428
HSBC Bank PLC 3.50%, due 6/28/15 (a)	250,000	261,433
Korea Development Bank 3.875%, due 5/4/17	200,000	212,632
Landwirtschaftliche Rentenbank 2.50%, due 2/15/16	100,000	105,363
Nordea Bank Sweden AB 5.25%, due 11/30/12 (a)	300,000	304,557
Svenska Handelsbanken AB 2.875%, due 4/4/17	250,000	253,433
Toronto-Dominion Bank (The) 1.50%, due 3/13/17 (a)	200,000	201,721
UBS A.G. / Stamford CT 2.25%, due 1/28/14	250,000	251,279

		3,161,746

Beverages 0.1%
Diageo Capital PLC 1.50%, due 5/11/17	100,000	100,368

Electric 0.1%
Hydro Quebec 2.00%, due 6/30/16	150,000	155,293

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (a)	175,000	175,251

Iron & Steel 0.1%
ArcelorMittal 3.75%, due 2/25/15	100,000	101,368
3.75%, due 3/1/16	50,000	49,656

		151,024

Mining 0.1%
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	150,000	153,652
Rio Tinto Finance USA, Ltd. 2.25%, due 9/20/16	150,000	155,061

		308,713

Miscellaneous—Manufacturing 0.2%
Ingersoll-Rand Global Holding Co., Ltd. 6.00%, due 8/15/13	250,000	263,585
Tyco Electronics Group S.A. 1.60%, due 2/3/15	50,000	50,209

		313,794

M-14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas 0.5%
BP Capital Markets PLC 3.125%, due 10/1/15	$100,000	$106,313
3.561%, due 11/1/21	175,000	185,265
Petrobras International Finance Co.—Pifco 2.875%, due 2/6/15	150,000	152,250
Petroleos Mexicanos 4.875%, due 3/15/15	150,000	161,813
Statoil ASA 3.125%, due 8/17/17	125,000	134,626
Total Capital International S.A. 1.55%, due 6/28/17	100,000	100,234
2.875%, due 2/17/22	125,000	126,734

		967,235

Pharmaceuticals 0.3%
GlaxoSmithKline Capital PLC 2.85%, due 5/8/22	100,000	101,721
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	125,000	149,028
Sanofi S.A. 2.625%, due 3/29/16	150,000	157,381
4.00%, due 3/29/21	125,000	139,417
Teva Pharmaceutical Finance Co. B.V. 2.40%, due 11/10/16	100,000	103,321

		650,868

Pipelines 0.1%
TransCanada PipeLines, Ltd. 0.875%, due 3/2/15	200,000	199,638

Telecommunications 0.3%
British Telecommunications PLC 5.15%, due 1/15/13	100,000	102,243
France Telecom S.A. 2.75%, due 9/14/16	100,000	101,903
Telefonica Emisiones SAU 2.582%, due 4/26/13	125,000	123,132
3.729%, due 4/27/15	75,000	68,290
5.134%, due 4/27/20	75,000	64,604
Vivendi S.A. 2.40%, due 4/10/15 (a)	100,000	99,009
Vodafone Group PLC 1.625%, due 3/20/17	100,000	100,017

		659,198

Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	125,000	125,694

Total Yankee Bonds (Cost $7,010,133)		7,172,365

Total Long-Term Bonds (Cost $62,405,363)		63,817,301

	Shares	Value

Common Stocks 62.4%
Advertising 0.3%
Clear Channel Outdoor Holdings, Inc. Class A (d)	1,527	$9,193
Interpublic Group of Cos., Inc. (The)	42,186	457,718

		466,911

Aerospace & Defense 1.8%
Alliant Techsystems, Inc.	7,845	396,722
Boeing Co. (The)	5,378	399,585
General Dynamics Corp.	6,913	455,981
Goodrich Corp.	1,142	144,920
Huntington Ingalls Industries, Inc. (d)	8,223	330,894
L-3 Communications Holdings, Inc.	4,996	369,754
Lockheed Martin Corp.	4,534	394,821
Northrop Grumman Corp.	7,041	449,145
Raytheon Co.	7,059	399,469

		3,341,291

Agriculture 1.4%
Altria Group, Inc.	11,426	394,768
Archer-Daniels-Midland Co.	14,936	440,911
Bunge, Ltd.	8,014	502,799
Lorillard, Inc.	3,313	437,150
Philip Morris International, Inc.	4,499	392,583
Reynolds American, Inc.	8,931	400,734

		2,568,945

Airlines 0.6%
Copa Holdings S.A. Class A	2,179	179,724
Delta Air Lines, Inc. (d)	41,046	449,454
Southwest Airlines Co.	39,364	362,936
United Continental Holdings, Inc. (d)	8,076	196,489

		1,188,603

Apparel 0.0%‡
VF Corp.	103	13,745

Auto Manufacturers 0.4%
Ford Motor Co.	37,981	364,238
General Motors Co. (d)	18,787	370,480
Oshkosh Corp. (d)	590	12,360

		747,078

Auto Parts & Equipment 0.2%
Johnson Controls, Inc.	12,493	346,181
Lear Corp.	2,328	87,836

		434,017

Banks 5.2%
♦Bank of America Corp.	55,080	450,554
Bank of New York Mellon Corp. (The)	20,629	452,807
BB&T Corp.	12,735	392,875
Capital One Financial Corp.	8,262	451,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-15

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Banks (continued)
CapitalSource, Inc.	58,674	$394,289
Citigroup, Inc.	12,029	329,715
Comerica, Inc.	10,946	336,152
Commerce Bancshares, Inc.	8,420	319,118
East West Bancorp, Inc.	8,437	197,932
Fifth Third Bancorp	53,110	711,674
First Citizens BancShares, Inc. Class A	389	64,827
First Republic Bank (d)	13,280	446,208
Goldman Sachs Group, Inc. (The)	3,596	344,713
Huntington Bancshares, Inc.	63,496	406,374
JPMorgan Chase & Co.	12,151	434,155
KeyCorp	62,208	481,490
Morgan Stanley	23,812	347,417
Northern Trust Corp.	10,442	480,541
PNC Financial Services Group, Inc.	7,393	451,786
State Street Corp.	9,959	444,570
SunTrust Banks, Inc.	25,101	608,197
SVB Financial Group (d)	3,672	215,620
U.S. Bancorp	12,201	392,384
Wells Fargo & Co.	10,262	343,161

		9,498,160

Beverages 0.3%
Constellation Brands, Inc. Class A (d)	22,433	607,037

Biotechnology 0.2%
Amylin Pharmaceuticals, Inc. (d)	6,364	179,656
Bio-Rad Laboratories, Inc. Class A (d)	214	21,402
Charles River Laboratories International, Inc. (d)	5,465	179,033
Life Technologies Corp. (d)	384	17,276

		397,367

Building Materials 0.2%
Armstrong World Industries, Inc.	4,104	201,753
Fortune Brands Home & Security, Inc. (d)	11,517	256,483

		458,236

Chemicals 1.6%
Air Products & Chemicals, Inc.	4,317	348,511
Cabot Corp.	2,135	86,895
CF Industries Holdings, Inc.	1,913	370,625
Cytec Industries, Inc.	113	6,626
Dow Chemical Co. (The)	10,259	323,158
Eastman Chemical Co.	972	48,960
Huntsman Corp.	30,114	389,675
LyondellBasell Industries, N.V., Class A	9,768	393,357
Mosaic Co. (The)	7,651	418,969
Valspar Corp. (The)	404	21,206

	Shares	Value

Chemicals (continued)
W.R. Grace & Co. (d)	5,203	$262,491
Westlake Chemical Corp.	6,830	356,936

		3,027,409

Commercial Services 1.2%
Aaron’s, Inc.	11,298	319,846
Career Education Corp. (d)	6,673	44,642
CoreLogic, Inc. (d)	11,258	206,134
Corrections Corporation of America	4,665	137,384
Equifax, Inc.	9,435	439,671
H&R Block, Inc.	20,595	329,108
R.R. Donnelley & Sons Co.	9,389	110,509
Service Corp. International	10,672	132,013
Total System Services, Inc.	6,859	164,136
Towers Watson & Co. Class A	6,897	413,130

		2,296,573

Computers 1.7%
Brocade Communications Systems, Inc. (d)	66,363	327,170
Computer Sciences Corp.	14,735	365,723
Dell, Inc. (d)	35,847	448,804
Diebold, Inc.	11,090	409,332
DST Systems, Inc.	7,325	397,821
Hewlett-Packard Co.	16,529	332,398
Synopsys, Inc. (d)	16,142	475,059
Western Digital Corp. (d)	10,698	326,075

		3,082,382

Cosmetics & Personal Care 0.4%
Colgate-Palmolive Co.	3,370	350,817
Procter & Gamble Co. (The)	5,627	344,654

		695,471

Distribution & Wholesale 0.2%
Ingram Micro, Inc. Class A (d)	16,205	283,101

Electric 4.8%
AES Corp. (The) (d)	47,942	615,096
Ameren Corp.	14,924	500,551
American Electric Power Co., Inc.	9,860	393,414
CMS Energy Corp.	4,241	99,663
♦Consolidated Edison, Inc.	13,530	841,431
Dominion Resources, Inc.	6,280	339,120
DTE Energy Co.	10,943	649,248
Duke Energy Corp.	14,645	337,714
♦Edison International	17,633	814,645
Entergy Corp.	7,963	540,608
Exelon Corp.	9,125	343,282
FirstEnergy Corp.	6,997	344,182
MDU Resources Group, Inc.	10,541	227,791
NextEra Energy, Inc.	5,054	347,766
Northeast Utilities	220	8,538
PG&E Corp.	7,680	347,674

M-16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electric (continued)
Pinnacle West Capital Corp.	6,363	$329,222
PPL Corp.	5,736	159,518
Progress Energy, Inc.	2,976	179,066
Public Service Enterprise Group, Inc.	12,228	397,410
Southern Co.	7,233	334,888
TECO Energy, Inc.	11,443	206,660
Xcel Energy, Inc.	16,285	462,657

		8,820,144

Electrical Components & Equipment 0.4%
Emerson Electric Co.	9,567	445,631
Energizer Holdings, Inc. (d)	116	8,729
General Cable Corp. (d)	7,547	195,769

		650,129

Electronics 1.2%
Dolby Laboratories, Inc. Class A (d)	4,407	182,009
Garmin, Ltd.	11,510	440,718
Itron, Inc. (d)	7,809	322,043
Tech Data Corp. (d)	4,744	228,518
Thermo Fisher Scientific, Inc.	7,582	393,582
Tyco International, Ltd.	8,365	442,090
Vishay Intertechnology, Inc. (d)	16,576	156,312

		2,165,272

Engineering & Construction 0.5%
Aecom Technology Corp. (d)	10,252	168,645
Chicago Bridge & Iron Co. N.V.	5,681	215,651
McDermott International, Inc. (d)	20,221	225,262
URS Corp.	9,409	328,186

		937,744

Entertainment 0.4%
International Game Technology	6,678	105,179
Penn National Gaming, Inc. (d)	4,863	216,841
Regal Entertainment Group Class A	26,348	362,548

		684,568

Environmental Controls 0.2%
Covanta Holding Corp.	56	960
Waste Management, Inc.	11,956	399,331

		400,291

Finance—Credit Card 0.7%
American Express Co.	6,814	396,643
♦Discover Financial Services	25,816	892,717

		1,289,360

Finance—Investment Banker/Broker 0.6%
Charles Schwab Corp. (The)	35,354	457,127
Interactive Brokers Group, Inc.	10,917	160,699
Raymond James Financial, Inc.	13,405	458,987

		1,076,813

	Shares	Value

Finance—Other Services 0.2%
CME Group, Inc. Class A	1,236	$331,384

Food 1.5%
ConAgra Foods, Inc.	12,313	319,276
Dean Foods Co. (d)	25,463	433,635
General Mills, Inc.	8,759	337,572
Kellogg Co.	6,875	339,143
Kraft Foods, Inc. Class A	8,666	334,681
Smithfield Foods, Inc. (d)	8,806	190,474
Sysco Corp.	11,610	346,094
Tyson Foods, Inc. Class A	26,918	506,866

		2,807,741

Forest Products & Paper 0.4%
Domtar Corp.	5,388	413,314
International Paper Co.	11,667	337,293

		750,607

Gas 0.4%
CenterPoint Energy, Inc.	22,199	458,853
Sempra Energy	2,085	143,615
Vectren Corp.	1,956	57,741

		660,209

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc.	159	10,233

Health Care—Products 1.5%
Baxter International, Inc.	7,461	396,552
Becton, Dickinson & Co.	5,230	390,943
Boston Scientific Corp. (d)	51,324	291,007
Covidien PLC	7,352	393,332
Hill-Rom Holdings, Inc.	8,004	246,923
Medtronic, Inc.	10,142	392,800
Stryker Corp.	6,170	339,967
Zimmer Holdings, Inc.	4,086	262,975

		2,714,499

Health Care—Services 1.8%
Aetna, Inc.	10,490	406,697
CIGNA Corp.	6,733	296,252
Community Health Systems, Inc. (d)	17,036	477,519
Covance, Inc. (d)	4,443	212,598
HCA Holdings, Inc.	7,386	224,756
Health Net, Inc. (d)	9,242	224,303
Humana, Inc.	7,211	558,420
LifePoint Hospitals, Inc. (d)	439	17,990
UnitedHealth Group, Inc.	7,403	433,075
WellPoint, Inc.	6,269	399,900

		3,251,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-17

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Home Builders 0.4%
PulteGroup, Inc. (d)	46,549	$498,074
Thor Industries, Inc.	11,027	302,250

		800,324

Household Products & Wares 0.6%
Avery Dennison Corp.	7,772	212,486
Jarden Corp.	9,627	404,527
Kimberly-Clark Corp.	4,755	398,326

		1,015,339

Housewares 0.1%
Newell Rubbermaid, Inc.	6,914	125,420

Insurance 6.1%
ACE, Ltd.	5,354	396,892
Aflac, Inc.	10,638	453,072
Alleghany Corp. (d)	1,507	512,003
Allied World Assurance Co. Holdings, Ltd.	3,097	246,119
Allstate Corp. (The)	9,888	346,970
American Financial Group, Inc.	11,288	442,828
American International Group, Inc. (d)	13,910	446,372
American National Insurance Co.	1,701	121,230
Aon PLC	2,266	106,003
Arch Capital Group, Ltd. (d)	12,802	508,111
Aspen Insurance Holdings, Ltd.	6,960	201,144
Assurant, Inc.	3,671	127,898
Assured Guaranty, Ltd.	9,483	133,710
Axis Capital Holdings, Ltd.	13,962	454,463
Berkshire Hathaway, Inc. Class B (d)	4,112	342,653
Chubb Corp. (The)	6,131	446,459
CNA Financial Corp.	3,848	106,667
Everest Re Group, Ltd.	4,248	439,626
Hartford Financial Services Group, Inc. (The)	22,891	403,568
Loews Corp.	8,402	343,726
Marsh & McLennan Cos., Inc.	14,081	453,831
Mercury General Corp.	4,257	177,389
MetLife, Inc.	14,563	449,269
PartnerRe, Ltd.	3,315	250,846
Principal Financial Group, Inc.	16,063	421,333
Progressive Corp. (The)	2,546	53,033
Protective Life Corp.	14,975	440,415
Prudential Financial, Inc.	9,289	449,866
Reinsurance Group of America, Inc.	5,748	305,851
RenaissanceRe Holdings, Ltd.	3,082	234,263
StanCorp Financial Group, Inc.	7,909	293,898
Torchmark Corp.	5,163	260,990
Travelers Cos., Inc. (The)	6,903	440,688
Validus Holdings, Ltd.	6,717	215,146
W.R. Berkley Corp.	1,746	67,954
White Mountains Insurance Group, Ltd.	207	108,002

		11,202,288

	Shares	Value

Internet 0.9%
AOL, Inc. (d)	9,043	$253,927
Expedia, Inc.	4,272	205,355
IAC/InterActiveCorp	9,423	429,689
Liberty Interactive Corp. (d)	18,834	335,057
Symantec Corp. (d)	4,560	66,622
Yahoo!, Inc. (d)	28,016	443,493

		1,734,143

Investment Company 0.1%
American Capital Ltd. (d)	14,002	141,000

Investment Management/Advisory Services 0.9%
Ameriprise Financial, Inc.	8,231	430,152
BlackRock, Inc.	2,250	382,095
Franklin Resources, Inc.	3,705	411,218
Legg Mason, Inc.	18,495	487,713

		1,711,178

Iron & Steel 0.0%‡
Nucor Corp.	304	11,522
Steel Dynamics, Inc.	2,016	23,688

		35,210

Leisure Time 0.2%
Carnival Corp.	12,992	445,236

Lodging 0.1%
Wyndham Worldwide Corp.	3,919	206,688

Machinery—Diversified 0.3%
AGCO Corp. (d)	11,150	509,890

Media 1.9%
CBS Corp. Class B	12,305	403,358
Comcast Corp. Class A	14,185	453,494
DISH Network Corp. Class A	6,402	182,777
Gannett Co., Inc.	32,935	485,133
News Corp. Class A	21,480	478,789
Thomson Reuters Corp.	13,966	397,333
Time Warner, Inc.	8,981	345,768
Walt Disney Co. (The)	8,152	395,372
Washington Post Co. Class B	861	321,859

		3,463,883

Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc.	11,982	408,227
Newmont Mining Corp.	7,020	340,540
Southern Copper Corp.	12,710	400,492

		1,149,259

M-18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Miscellaneous—Manufacturing 1.5%
3M Co.	4,457	$399,347
Cooper Industries PLC	733	49,976
Danaher Corp.	7,512	391,225
Eaton Corp.	561	22,232
General Electric Co.	16,996	354,197
Illinois Tool Works, Inc.	7,210	381,337
Ingersoll-Rand PLC	9,586	404,337
ITT Corp.	9,141	160,882
Leggett & Platt, Inc.	408	8,621
Parker Hannifin Corp.	3,561	273,770
Textron, Inc.	14,032	348,976

		2,794,900

Oil & Gas 3.9%
Anadarko Petroleum Corp.	5,436	359,863
Apache Corp.	4,093	359,734
Chesapeake Energy Corp.	668	12,425
Chevron Corp.	4,354	459,347
ConocoPhillips	7,246	404,906
Devon Energy Corp.	6,066	351,767
Diamond Offshore Drilling, Inc.	5,055	298,902
ExxonMobil Corp.	4,713	403,291
Helmerich & Payne, Inc.	3,899	169,529
Hess Corp.	8,212	356,811
HollyFrontier Corp.	5,714	202,447
Marathon Oil Corp.	18,421	471,025
Marathon Petroleum Corp.	9,175	412,141
Murphy Oil Corp.	12,796	643,511
Noble Energy, Inc.	261	22,138
Occidental Petroleum Corp.	4,868	417,528
Phillips 66 (d)	12,802	425,539
Sunoco, Inc.	2,009	95,428
Tesoro Corp. (d)	18,927	472,418
Valero Energy Corp.	32,058	774,201
WPX Energy, Inc. (d)	389	6,294

		7,119,245

Oil & Gas Services 0.6%
Baker Hughes, Inc.	8,602	353,542
Halliburton Co.	13,921	395,217
National-Oilwell Varco, Inc.	5,336	343,852
RPC, Inc.	8,605	102,314

		1,194,925

Pharmaceuticals 2.0%
Abbott Laboratories	6,210	400,359
Bristol-Myers Squibb Co.	9,522	342,316
Cardinal Health, Inc.	10,492	440,664
Eli Lilly & Co.	10,395	446,049
Forest Laboratories, Inc. (d)	15,720	550,043
Johnson & Johnson	5,053	341,381

	Shares	Value

Pharmaceuticals (continued)
Mead Johnson Nutrition Co.	497	$40,013
Merck & Co., Inc.	9,632	402,136
Omnicare, Inc.	6,871	214,581
Pfizer, Inc.	17,030	391,690
Warner Chilcott PLC Class A (d)	3,475	62,272

		3,631,504

Pipelines 0.4%
ONEOK, Inc.	6,534	276,453
Spectra Energy Corp.	16,362	475,480

		751,933

Real Estate Investment Trusts 3.9%
American Capital Agency Corp.	14,255	479,111
Annaly Capital Management, Inc.	8,889	149,157
AvalonBay Communities, Inc.	886	125,351
Boston Properties, Inc.	651	70,549
Brandywine Realty Trust	3,519	43,424
CBL & Associates Properties, Inc.	11,454	223,811
Chimera Investment Corp.	160,694	379,238
Duke Realty Corp.	24,174	353,907
Equity Residential	7,159	446,435
Extra Space Storage, Inc.	4,502	137,761
General Growth Properties, Inc.	15,500	280,395
HCP, Inc.	4,193	185,121
Health Care REIT, Inc.	5,477	319,309
Hospitality Properties Trust	17,815	441,278
Host Hotels & Resorts, Inc.	32,009	506,382
Jones Lang LaSalle, Inc.	1,068	75,155
Kimco Realty Corp.	7,825	148,910
Liberty Property Trust	9,816	361,621
Mack-Cali Realty Corp.	6,185	179,798
Piedmont Office Realty Trust, Inc. Class A	10,771	185,369
ProLogis, Inc.	3,527	117,202
Realty Income Corp.	628	26,232
Regency Centers Corp.	2,803	133,339
Retail Properties of America, Inc.	7,394	71,870
Simon Property Group, Inc.	2,576	400,980
Taubman Centers, Inc.	6,045	466,432
UDR, Inc.	597	15,427
Ventas, Inc.	4,914	310,172
Vornado Realty Trust	1,188	99,768
Weingarten Realty Investors	15,864	417,858

		7,151,362

Retail 2.6%
American Eagle Outfitters, Inc.	9,441	186,271
Big Lots, Inc. (d)	1,406	57,351
Brinker International, Inc.	1,456	46,403
Chico’s FAS, Inc.	25,841	383,480
CVS Caremark Corp.	9,528	445,243
Dillard’s, Inc. Class A	6,164	392,524

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-19

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Retail (continued)
Foot Locker, Inc.	15,975	$488,515
Gap, Inc. (The)	9,550	261,288
Lowe’s Cos., Inc.	16,013	455,410
Macy’s, Inc.	20,780	713,793
Target Corp.	7,597	442,069
Wal-Mart Stores, Inc.	6,498	453,041
Walgreen Co.	14,789	437,459

		4,762,847

Savings & Loans 0.5%
Capitol Federal Financial, Inc.	34,058	404,609
First Niagara Financial Group, Inc.	14,930	114,214
Hudson City Bancorp, Inc.	59,396	378,353

		897,176

Semiconductors 2.1%
Applied Materials, Inc.	34,337	393,502
Broadcom Corp. Class A (d)	12,720	429,936
Cypress Semiconductor Corp. (d)	7,130	94,259
Intel Corp.	16,236	432,689
Intersil Corp. Class A	14,668	156,214
KLA-Tencor Corp.	10,090	496,932
Lam Research Corp. (d)	3,525	133,034
Marvell Technology Group, Ltd.	42,247	476,546
Micron Technology, Inc. (d)	59,311	374,252
NVIDIA Corp. (d)	22,401	309,582
ON Semiconductor Corp. (d)	31,345	222,550
Texas Instruments, Inc.	12,003	344,366

		3,863,862

Software 0.3%
Adobe Systems, Inc. (d)	12,261	396,889
Compuware Corp. (d)	13,559	125,963

		522,852

Telecommunications 1.2%
♦AT&T, Inc.	11,004	392,403
CenturyLink, Inc.	10,016	395,532
Cisco Systems, Inc.	25,530	438,350
Corning, Inc.	26,182	338,533
EchoStar Corp. Class A (d)	4,701	124,200
Telephone & Data Systems, Inc.	19,139	407,469
tw telecom, Inc. (d)	5,087	130,533

		2,227,020

Transportation 0.9%
Con-way, Inc.	11,110	401,182
CSX Corp.	17,892	400,065
FedEx Corp.	4,830	442,477

	Shares	Value
Transportation (continued)
Norfolk Southern Corp.	6,247	$448,347
UTI Worldwide, Inc.	2,638	38,541

		1,730,612

Total Common Stocks (Cost $105,222,738)		114,844,926

Exchange Traded Funds 1.9% (e)
♦S&P 500 Index—SPDR Trust Series 1	11,898	1,621,340
♦S&P MidCap 400 Index—MidCap SPDR Trust Series 1	10,685	1,830,341

Total Exchange Traded Funds (Cost $3,317,300)		3,451,681

	Principal Amount
Short-Term Investments 1.8%
Federal Agency 1.5%
Farmer Mac Discount Note 0.037%, due 7/2/12 (f)	$2,780,000	2,779,999

Total Federal Agency (Cost $2,779,999)		2,779,999

Repurchase Agreement 0.3%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $507,842 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 12/31/13, with a Principal Amount of $510,000 and a Market Value of $522,849)	507,842	507,842

Total Repurchase Agreement (Cost $507,842)		507,842

Total Short-Term Investments (Cost $3,287,841)		3,287,841

Total Investments (Cost $174,233,242) (g)	100.7%	185,401,749
Other Assets, Less Liabilities	(0.7)	(1,308,021)
Net Assets	100.0%	$184,093,728

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

M-20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(d)	Non-income producing security.

(e)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Interest rate presented is yield to maturity.
(g)	As of June 30, 2012, cost is $176,244,738 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,490,707
Gross unrealized depreciation	(4,333,696)

Net unrealized appreciation	$9,157,011

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$994,858	$—	$994,858
Corporate Bonds	—	15,957,737	—	15,957,737
Foreign Government Bonds	—	316,415	—	316,415
Mortgage-Backed Securities	—	1,100,260	—	1,100,260
U.S. Government & Federal Agencies	—	38,275,666	—	38,275,666
Yankee Bonds	—	7,172,365	—	7,172,365

Total Long-Term Bonds	—	63,817,301	—	63,817,301

Common Stocks	114,844,926	—	—	114,844,926
Exchange Traded Funds	3,451,681	—	—	3,451,681
Short-Term Investments
Federal Agency	—	2,779,999	—	2,779,999
Repurchase Agreement	—	507,842	—	507,842

Total Short-Term Investments	—	3,287,841	—	3,287,841

Total Investments in Securities	$118,296,607	$67,105,142	$—	$185,401,749

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-21

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $174,233,242)	$185,401,749
Cash	6,706
Receivables:
Investment securities sold	2,805,505
Dividends and interest	519,803
Fund shares sold	255,527
Other assets	1,682

Total assets	188,990,972

Liabilities
Payables:
Investment securities purchased	4,628,783
Manager (See Note 3)	100,376
Fund shares redeemed	74,595
NYLIFE Distributors (See Note 3)	34,805
Professional fees	28,345
Shareholder communication	26,232
Custodian	2,382
Accrued expenses	1,726

Total liabilities	4,897,244

Net assets	$184,093,728

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,871
Additional paid-in capital	176,129,150

176,145,021
Undistributed net investment income	3,301,010
Accumulated net realized gain (loss) on investments	(6,520,810)
Net unrealized appreciation (depreciation) on investments	11,168,507

Net assets	$184,093,728

Initial Class
Net assets applicable to outstanding shares	$9,752,136

Shares of beneficial interest outstanding	835,694

Net asset value per share outstanding	$11.67

Service Class
Net assets applicable to outstanding shares	$174,341,592

Shares of beneficial interest outstanding	15,035,668

Net asset value per share outstanding	$11.60

M-22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,318,129
Interest (b)	652,263

Total income	1,970,392

Expenses
Manager (See Note 3)	670,410
Distribution and service—Service Class (See Note 3)	211,278
Professional fees	24,573
Custodian	23,747
Shareholder communication	14,952
Trustees	2,523
Miscellaneous	4,455

Total expenses before waiver/reimbursement	951,938
Expense waiver/reimbursement from Manager (See Note 3)	(44,694)

Net expenses	907,244

Net investment income (loss)	1,063,148

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,560,430
Net change in unrealized appreciation (depreciation) on investments	5,138,383

Net realized and unrealized gain (loss) on investments	8,698,813

Net increase (decrease) in net assets resulting from operations	$9,761,961

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,985.
(b)	Interest recorded net of foreign withholding taxes in the amount of $263.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-23

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,063,148	$2,218,511
Net realized gain (loss) on investments and futures transactions	3,560,430	13,889,077
Net change in unrealized appreciation (depreciation) on investments	5,138,383	(12,257,853)

Net increase (decrease) in net assets resulting from operations	9,761,961	3,849,735

Dividends to shareholders:
From net investment income:
Initial Class	—	(148,427)
Service Class	—	(2,154,087)

Total dividends to shareholders	—	(2,302,514)

Capital share transactions:
Net proceeds from sale of shares	15,940,259	34,228,656
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,302,514
Cost of shares redeemed	(11,276,310)	(26,413,895)

Increase (decrease) in net assets derived from capital share transactions	4,663,949	10,117,275

Net increase (decrease) in net assets	14,425,910	11,664,496

Net Assets
Beginning of period	169,667,818	158,003,322

End of period	$184,093,728	$169,667,818

Undistributed net investment income at end of period	$3,301,010	$2,237,862

M-24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011		2010	2009	2008	2007
Net asset value at beginning of period	$11.02		$10.91		$9.74	$8.15	$10.89	$11.25

Net investment income (loss)	0.08	(a)	0.17	(a)	0.19	0.15 (a)	0.25	0.27 (a)
Net realized and unrealized gain (loss) on investments	0.57		0.12		1.13	1.73	(2.96)	0.05

Total from investment operations	0.65		0.29		1.32	1.88	(2.71)	0.32

Less dividends and distributions:
From net investment income	—		(0.18)		(0.15)	(0.29)	—	(0.26)
From net realized gain on investments	—		—		—	—	(0.03)	(0.42)

Total dividends and distributions	—		(0.18)		(0.15)	(0.29)	(0.03)	(0.68)

Net asset value at end of period	$11.67		$11.02		$10.91	$9.74	$8.15	$10.89

Total investment return	5.90	%(b)(c)	2.79%		13.62%	23.07%	(24.85%)	2.80%
Ratios (to average net assets)/ Supplemental Data:
Net investment income (loss)	1.42	%††	1.57%		1.89%	1.69%	2.44%	2.31%
Net expenses	0.78	%††	0.78%		0.82%	0.84%	0.83%	0.82%
Expenses (before waiver/reimbursement)	0.83	%††	0.83%		0.84%	0.84%	0.83%	0.82%
Portfolio turnover rate	118	%(d)	241	%(d)	118%	176%	92%	83%
Net assets at end of period (in 000’s)	$9,752		$9,492		$9,598	$8,557	$7,232	$9,932

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 114% and 238% for the six months ended June 30, 2012 and for the year ended December 31, 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-25

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011		2010	2009	2008	2007
Net asset value at beginning of period	$10.97		$10.85		$9.69	$8.11	$10.86	$11.22

Net investment income (loss)	0.07	(a)	0.15	(a)	0.16	0.12 (a)	0.24	0.24 (a)
Net realized and unrealized gain (loss) on investments	0.56		0.12		1.13	1.72	(2.96)	0.05

Total from investment operations	0.63		0.27		1.29	1.84	(2.72)	0.29

Less dividends and distributions:
From net investment income	—		(0.15)		(0.13)	(0.26)	—	(0.23)
From net realized gain on investments	—		—		—	—	(0.03)	(0.42)

Total dividends and distributions	—		(0.15)		(0.13)	(0.26)	(0.03)	(0.65)

Net asset value at end of period	$11.60		$10.97		$10.85	$9.69	$8.11	$10.86

Total investment return	5.74	%(b)	2.53%		13.34%	22.76%	(25.04%)	2.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18	%††	1.32%		1.65%	1.43%	2.18%	2.09%
Net expenses	1.03	%††	1.03%		1.07%	1.09%	1.08%	1.07%
Expenses (before waiver/reimbursement)	1.08	%††	1.08%		1.09%	1.09%	1.08%	1.07%
Portfolio turnover rate	118	%(c)	241	%(c)	118%	176%	92%	83%
Net assets at end of period (in 000’s)	$174,342		$160,176		$148,405	$130,119	$119,374	$196,622

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 114% and 238% for the six months ended June 30, 2012 and for the year ended December 31, 2011, respectively.

M-26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	2.75%	7.44%	6.99%	5.87%	0.54%
Service Class Shares[3]	2.62	7.17	6.73	5.60	0.79

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[4]	2.37%	7.47%	6.79%	5.63%
Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio[5]	3.60	6.79	6.05	5.39

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.85% for Initial Class shares and 5.59% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-27

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,027.50	$2.67	$1,022.20	$2.66

Service Class Shares	$1,000.00	$1,026.20	$3.93	$1,021.00	$3.92

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-28	MainStay VP Bond Portfolio

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-32 for specific holdings within these categories.

Top Ten Issuers Held as of June 30, 2012 (excluding short-term investments)

1.	United States Treasury Notes, 0.25%–3.125%, due 5/31/14–5/15/22

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.699%–7.50%, due 5/1/16–3/1/42

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.444%–7.00%, due 3/1/15–5/1/42

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 7/15/31–1/1/42

5.	United States Treasury Bonds, 3.00%–6.25%, due 8/15/23–5/15/42
6.	Federal National Mortgage Association, 0.375%–2.75%, due 10/25/13–1/30/17

7.	Federal Home Loan Mortgage Corporation, 0.50%–5.50%, due 2/27/15–5/12/17

8.	Bank of America Corp., 3.70%–5.625%, due 4/1/15–7/1/20

9.	Citigroup, Inc., 4.587%–6.01%, due 10/15/14–8/15/17

10.	Metropolitan Life Global Funding I, 2.00%–5.125%, due 4/10/13–1/11/16

mainstayinvestments.com	M-29

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Gerard and George S. Cherpelis of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Bond Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Bond Portfolio returned 2.75% for Initial Class shares and 2.62% for Service Class shares. Both share classes underperformed the 3.60% return of the average Lipper2 Variable Products Intermediate Investment Grade Debt Portfolio and outperformed the 2.37% return of the Barclays U.S. Aggregate Bond Index2 for the six months ended June 30, 2012. The Barclays U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

During the first quarter of 2012, the Portfolio held overweight positions relative to the Barclays U.S. Aggregate Bond Index in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. These sectors performed extremely well for the quarter. The overweight allocation to these sectors helped relative performance during the first quarter. The corporate sector had the greatest positive impact on the Portfolio.

During the second quarter of 2012, the Portfolio reduced its overall exposure to risk assets. As the Portfolio reduced its allocations to corporate bonds and mortgage-backed securities, it reduced the degree to which it was underweight in U.S. Treasury and agency securities. The Portfolio maintained its overweight position in commercial mortgage-backed securities and slightly increased its overweight position in asset-backed securities. The repositioning resulted in positive performance for the second half of the reporting period, as security selection within spread3 assets strengthened relative performance.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio’s duration varied over the course of the reporting period. In general, we kept the Portfolio’s duration close to that of its benchmark. There were, however, two instances when the Portfolio’s duration varied. The first instance was during the first half of the reporting period, when the Portfolio’s duration was shorter than that of the benchmark. The second instance came in the second half of the reporting period, when the Portfolio’s duration was longer than that of the benchmark. Overall, duration positioning had a positive impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Concerns over a deteriorating global economy combined with escalating systemic risk from Europe prompted us to reduce the Portfolio’s allocation to spread assets at the beginning of the second quarter of 2012. The reduction in spread assets occurred in corporate bonds and mortgage-backed securities, and the move resulted in a reduction in the degree to which the Portfolio was underweight in U.S. Treasury and agency securities.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s best performing sectors were U.S. corporate bonds and mortgage-backed securities. Overweight allocations to these sectors were the strongest contributors to the Portfolio’s performance during the first quarter of 2012. During the second quarter, security selection within these two asset classes made the strongest contribu- tions to performance. (Contributions take weightings and total returns into account.)

During the second half of the reporting period, the Portfolio’s underweight position in U.S. Treasury securities detracted from performance as interest rates declined in the second quarter of 2012.

Did the Portfolio make any significant purchases or sales during the reporting period?

Other than purchases and sales mentioned elsewhere in this report the Portfolio did not make any significant purchases or sales outside of its normal operating parameters during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

Notable modifications to the Portfolio’s sector weightings occurred twice during the reporting period. The first was at the beginning of the first quarter of 2012, when allocations to a majority of spread assets were increased. Overweight positions were achieved in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. At that time, we kept the Portfolio underweight relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury and agency securities.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues or other sovereign debt. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-30	MainStay VP Bond Portfolio

The Portfolio’s sector weightings were modified toward the beginning of the second quarter of 2012, when concerns over a deteriorating global economy and escalating systemic risk from Europe prompted us to reduce the Portfolio commitment to spread assets. We reduced the Portfolio’s allocations to corporate bonds and mortgage-backed securities and allocated the proceeds to the U.S. Treasury and agency sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio was in a relatively neutral position in relation to the Barclays U.S. Aggregate Bond Index.

As of that date, the Portfolio had modestly overweight positions in corporate bonds, asset-backed securities and commercial mortgage-backed securities. As of June 30, 2012, the Portfolio held benchmark-neutral positions in mortgage-backed securities and asset-backed securities. As of the same date, the Portfolio was underweight relative to the benchmark in U.S. Treasury securities. As of June 30, 2012, the Portfolio had a duration that was somewhat longer than that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-31

Portfolio of Investments††† June 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 99.6%† Asset-Backed Securities 2.4%
Automobile 0.9%
Ally Auto Receivables Trust Series 2012-1, Class A3 0.93%, due 2/16/16	$1,250,000	$1,256,253
Ford Credit Auto Owner Trust Series 2012-A, Class A3 0.84%, due 8/15/16	2,080,000	2,087,948
Hyundai Auto Receivables Trust Series 2012-A, Class A3 0.72%, due 3/15/16	1,797,000	1,799,825
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, due 1/15/14	362,403	363,773
Nissan Auto Lease Trust Series 2010-B, Class A3 1.12%, due 12/15/13	923,596	925,607
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A3 0.85%, due 8/22/16	2,080,000	2,087,261

		8,520,667

Credit Cards 0.1%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	1,157,000	1,158,492

Home Equity 1.1%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)	402,145	413,254
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)	630,243	627,888
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (a)	81,864	82,018
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (a)	471,290	467,031
Citigroup Mortgage Loan Trust, Inc. Series 2006-WF2, Class A2C 5.852%, due 5/25/36 (a)	182,118	102,958
Countrywide Asset-Backed Certificates
Series 2006-S8, Class A3 5.555%, due 4/25/36 (a)(b)	1,039,735	738,907

	Principal Amount	Value

Home Equity (continued)
Countrywide Asset-Backed Certificates (continued)
Series 2007-S1, Class A3 5.81%, due 11/25/36 (a)(b)	$540,766	$412,163
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, due 2/25/37 (a)	1,000,000	555,635
Series 2007-CB4, Class A2B 5.723%, due 4/25/37 (a)	500,000	305,182
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)	1,045,212	1,050,365
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH2, Class AF3 5.404%, due 1/25/37 (a)	1,000,000	597,536
Series 2007-CH1, Class AF3 5.532%, due 11/25/36 (a)	1,000,000	886,566
Series 2006-WF1, Class A6 6.00%, due 7/25/36 (a)	823,956	423,595
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46	1,720,275	1,069,034
Popular ABS Mortgage Pass-Through Trust Series 2005-5, Class AF3 5.086%, due 11/25/35 (a)(b)	1,793,020	1,653,846
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (a)	403,831	415,020
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)	1,357,771	1,226,430

		11,027,428

Other ABS 0.3%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, due 5/15/15	701,747	704,194
Entergy Texas Restoration Funding LLC Series 2009-A, Class A1 2.12%, due 2/1/16	604,572	616,277
Marriott Vacation Club Owner Trust Series 2007-2A, Class A 5.808%, due 10/20/29 (c)	1,218,832	1,282,004

		2,602,475

Total Asset-Backed Securities (Cost $26,021,442)		23,309,062

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2012, excluding short-term investments. May be subject to change daily.

M-32	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds 20.6%
Aerospace & Defense 0.5%
Northrop Grumman Corp. 1.85%, due 11/15/15	$1,250,000	$1,266,995
United Technologies Corp. 3.10%, due 6/1/22	3,000,000	3,143,586

		4,410,581

Auto Manufacturers 0.1%
Daimler Finance North America LLC 3.00%, due 3/28/16 (c)	500,000	519,507

Banks 3.3%
American Express Bank FSB 6.00%, due 9/13/17	750,000	885,737
♦Bank of America Corp. 3.70%, due 9/1/15	5,430,000	5,485,636
4.50%, due 4/1/15	1,500,000	1,546,144
5.625%, due 7/1/20	925,000	990,337
♦Citigroup, Inc. 4.587%, due 12/15/15	1,745,000	1,825,403
5.50%, due 10/15/14	1,700,000	1,799,907
6.00%, due 8/15/17	2,000,000	2,190,794
6.01%, due 1/15/15	1,150,000	1,235,586
Goldman Sachs Group, Inc. (The) 5.375%, due 3/15/20	850,000	875,010
5.75%, due 1/24/22	1,300,000	1,372,285
6.15%, due 4/1/18	1,250,000	1,355,100
6.25%, due 2/1/41	550,000	573,515
JPMorgan Chase & Co. 4.35%, due 8/15/21	1,250,000	1,319,248
4.40%, due 7/22/20	2,525,000	2,663,193
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	800,000	895,698
KeyCorp 6.50%, due 5/14/13	1,500,000	1,571,160
Morgan Stanley 5.50%, due 1/26/20	800,000	783,536
5.625%, due 9/23/19	800,000	791,760
6.625%, due 4/1/18	600,000	627,341
Wachovia Bank NA 4.80%, due 11/1/14	1,050,000	1,118,926
Wells Fargo & Co. 1.25%, due 2/13/15	1,000,000	998,618
4.60%, due 4/1/21	1,000,000	1,115,638

		32,020,572

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.125%, due 1/15/15	1,750,000	1,885,982
Coca-Cola Enterprises, Inc. 2.125%, due 9/15/15	1,650,000	1,690,669

	Principal Amount	Value

Beverages (continued)
SABMiller Holdings, Inc. 3.75%, due 1/15/22 (c)	$1,700,000	$1,807,870

		5,384,521

Biotechnology 0.3%
Amgen, Inc. 2.125%, due 5/15/17	3,000,000	3,035,220

Building Materials 0.1%
CRH America, Inc. 4.125%, due 1/15/16	675,000	686,165

Chemicals 0.3%
Dow Chemical Co. (The) 5.70%, due 5/15/18	1,200,000	1,404,467
Eastman Chemical Co. 2.40%, due 6/1/17	875,000	884,270
Ecolab, Inc. 4.35%, due 12/8/21	1,000,000	1,108,365

		3,397,102

Computers 0.3%
Hewlett-Packard Co. 3.30%, due 12/9/16	2,750,000	2,874,443
4.375%, due 9/15/21	500,000	513,893

		3,388,336

Cosmetics & Personal Care 0.3%
Procter & Gamble Co. (The) 0.386%, due 2/6/14 (b)	2,000,000	2,001,594
1.45%, due 8/15/16	1,000,000	1,019,256

		3,020,850

Diversified Financial Services 0.4%
General Electric Capital Corp. 0.667%, due 5/11/16 (b)	2,250,000	2,156,478
4.65%, due 10/17/21	625,000	694,079
5.875%, due 1/14/38	1,000,000	1,148,004

		3,998,561

Electric 3.2%
Alabama Power Co. 4.10%, due 1/15/42	1,050,000	1,066,806
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,178,986
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,486,111
Carolina Power & Light Co. 6.125%, due 9/15/33	500,000	646,034
CenterPoint Energy Houston Electric LLC 7.00%, due 3/1/14	1,250,000	1,376,837

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-33

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Consolidated Edison Company of New York, Inc. 4.20%, due 3/15/42	$1,600,000	$1,705,272
Detroit Edison Co. (The) 2.65%, due 6/15/22	1,650,000	1,660,070
Duke Energy Carolinas LLC 7.00%, due 11/15/18	2,000,000	2,591,546
Entergy Louisiana LLC 1.875%, due 12/15/14	375,000	384,132
Entergy Mississippi, Inc. 5.15%, due 2/1/13	500,000	511,810
Great Plains Energy, Inc. 2.75%, due 8/15/13	2,000,000	2,029,292
4.85%, due 6/1/21	725,000	778,633
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,147,752
Nisource Finance Corp. 5.40%, due 7/15/14	890,000	959,140
5.80%, due 2/1/42	1,300,000	1,435,626
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,210,772
Pepco Holdings, Inc. 2.70%, due 10/1/15	1,000,000	1,026,460
PPL Capital Funding, Inc. 4.20%, due 6/15/22	2,000,000	2,006,414
PPL Energy Supply LLC 4.60%, due 12/15/21	825,000	846,604
South Carolina Electric & Gas Co. 4.35%, due 2/1/42	2,000,000	2,082,716
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,888,933
Virginia Electric and Power Co. 2.95%, due 1/15/22	500,000	515,109

		31,535,055

Engineering & Construction 0.1%
ABB Finance USA, Inc. 4.375%, due 5/8/42	900,000	967,152

Finance—Auto Loans 0.3%
American Honda Finance Corp. 2.60%, due 9/20/16 (c)	1,500,000	1,550,193
Ford Motor Credit Co. LLC 3.00%, due 6/12/17	1,775,000	1,765,221

		3,315,414

Finance—Credit Card 0.4%
American Express Credit Corp. 1.75%, due 6/12/15	2,000,000	2,022,716
2.375%, due 3/24/17	1,425,000	1,460,528

		3,483,244

	Principal Amount	Value

Finance—Leasing Companies 0.1%
Boeing Capital Corp. 2.90%, due 8/15/18	$1,025,000	$1,093,909

Finance—Other Services 0.2%
AON Corp. 3.125%, due 5/27/16	1,350,000	1,406,561
National Rural Utilities Cooperative Finance Corp. 5.45%, due 4/10/17	500,000	584,664

		1,991,225

Food 0.9%
General Mills, Inc. 3.15%, due 12/15/21	1,700,000	1,739,629
Kellogg Co. 1.75%, due 5/17/17	1,250,000	1,249,933
Kraft Foods Group, Inc. 3.50%, due 6/6/22 (c)	1,750,000	1,795,783
Kraft Foods, Inc. 4.125%, due 2/9/16	2,375,000	2,586,154
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,277,919

		8,649,418

Forest Products & Paper 0.2%
International Paper Co. 4.75%, due 2/15/22	1,825,000	1,992,057

Gas 0.6%
Boston Gas Co. 4.487%, due 2/15/42 (c)	1,250,000	1,319,836
KeySpan Gas East Corp. 5.819%, due 4/1/41 (c)	2,000,000	2,554,358
Sempra Energy 2.30%, due 4/1/17	1,725,000	1,767,861

		5,642,055

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	1,150,000	1,185,664

Health Care—Products 0.4%
Becton Dickinson and Co. 3.125%, due 11/8/21	1,550,000	1,613,148
Zimmer Holdings, Inc. 1.40%, due 11/30/14	2,325,000	2,331,243

		3,944,391

Health Care—Services 0.1%
Aetna, Inc. 1.75%, due 5/15/17	1,100,000	1,101,954

M-34	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance 1.1%
Allstate Corp. (The) 5.20%, due 1/15/42	$1,175,000	$1,319,648
♦Metropolitan Life Global Funding I 2.00%, due 1/9/15 (c)	1,500,000	1,521,981
3.125%, due 1/11/16 (c)	1,325,000	1,388,215
5.125%, due 4/10/13 (c)	500,000	516,535
5.125%, due 6/10/14 (c)	2,700,000	2,895,383
Principal Financial Group, Inc. 8.875%, due 5/15/19	810,000	1,049,909
Prudential Financial, Inc. 4.50%, due 11/16/21	2,000,000	2,075,792

		10,767,463

Investment Management/Advisory Services 0.1%
BlackRock, Inc. 1.375%, due 6/1/15	975,000	981,972

Machinery—Construction & Mining 0.3%
Caterpillar, Inc. 1.50%, due 6/26/17	3,000,000	3,004,155

Machinery—Diversified 0.3%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,382,576
Roper Industries, Inc. 6.625%, due 8/15/13	1,500,000	1,577,929

		2,960,505

Media 1.0%
Comcast Cable Communications Holdings, Inc. 8.375%, due 3/15/13	766,000	807,389
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.80%, due 3/15/22	1,400,000	1,415,810
NBC Universal Media LLC 5.15%, due 4/30/20	1,000,000	1,148,071
News America, Inc. 6.40%, due 12/15/35	2,500,000	2,882,430
Reed Elsevier Capital, Inc. 7.75%, due 1/15/14	705,000	770,557
Time Warner Cable, Inc. 6.75%, due 7/1/18	1,425,000	1,735,911
Time Warner, Inc. 6.10%, due 7/15/40	1,000,000	1,150,397

		9,910,565

Mining 0.0%‡
Alcoa, Inc. 6.15%, due 8/15/20	425,000	447,394

	Principal Amount	Value

Oil & Gas 1.3%
Apache Corp. 4.75%, due 4/15/43	$2,500,000	$2,776,933
ConocoPhillips 5.90%, due 5/15/38	1,500,000	1,954,548
Devon Energy Corp. 4.75%, due 5/15/42	1,900,000	1,993,769
Motiva Enterprises LLC 5.20%, due 9/15/12 (c)	600,000	605,170
Noble Energy, Inc. 6.00%, due 3/1/41	1,350,000	1,541,454
Pemex Project Funding Master Trust 5.75%, due 3/1/18	2,000,000	2,260,000
Phillips 66 2.95%, due 5/1/17 (c)	1,300,000	1,335,838
Valero Energy Corp. 6.625%, due 6/15/37	550,000	616,708

		13,084,420

Oil & Gas Services 0.1%
Cameron International Corp. 1.60%, due 4/30/15	500,000	500,355

Packaging & Containers 0.2%
Bemis Co., Inc. 5.65%, due 8/1/14	1,460,000	1,579,843

Pharmaceuticals 0.3%
Cardinal Health, Inc. 1.90%, due 6/15/17	975,000	982,301
Merck & Co., Inc. 5.95%, due 12/1/28	1,200,000	1,572,151

		2,554,452

Pipelines 0.2%
Energy Transfer Partners, L.P. 6.50%, due 2/1/42	1,300,000	1,393,132
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	456,050

		1,849,182

Real Estate 0.2%
ProLogis, L.P. 6.625%, due 5/15/18	2,000,000	2,306,850

Real Estate Investment Trusts 0.7%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	2,772,000	2,942,800
DDR Corp. 4.75%, due 4/15/18	2,000,000	2,074,390
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,425,603

		6,442,793

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-35

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Retail 0.3%
Home Depot, Inc. 5.95%, due 4/1/41	$1,000,000	$1,301,048
McDonald’s Corp. 1.875%, due 5/29/19	675,000	673,475
Wal-Mart Stores, Inc. 5.00%, due 10/25/40	750,000	896,839

		2,871,362

Semiconductors 0.3%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (c)	2,475,000	2,468,590

Telecommunications 1.0%
AT&T, Inc. 5.35%, due 9/1/40	1,000,000	1,147,663
5.55%, due 8/15/41	1,000,000	1,191,957
Cellco Partnership / Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	2,052,578
CenturyLink, Inc. 6.45%, due 6/15/21	2,525,000	2,627,454
Verizon Communications, Inc. 7.35%, due 4/1/39	2,000,000	2,870,196

		9,889,848

Transportation 0.4%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	1,000,000	1,192,330
CSX Corp. 4.75%, due 5/30/42	1,000,000	1,031,052
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,678,275

		3,901,657

Total Corporate Bonds (Cost $185,344,474)		200,284,359

Foreign Government Bonds 0.2%
Sovereign 0.2%
Poland Government International Bond 5.00%, due 3/23/22	350,000	382,025
Province of Ontario Canada 1.60%, due 9/21/16	1,650,000	1,679,731

		2,061,756

Total Foreign Government Bonds (Cost $1,993,675)		2,061,756

	Principal Amount	Value

Mortgage-Backed Securities 3.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.0%
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class A3 5.518%, due 9/11/41	$1,000,000	$1,044,608
Series 2006-PW11, Class AM 5.619%, due 3/11/39 (d)	500,000	540,503
Series 2006-PW11, Class A3 5.619%, due 3/11/39 (d)	1,000,000	1,030,252
Series 2006-PW12, Class AAB 5.876%, due 9/11/38 (d)	794,872	824,418
Series 2007-PW16, Class A4 5.906%, due 6/11/40 (d)	1,700,000	1,943,777
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431%, due 10/15/49	3,700,000	4,209,956
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.593%, due 2/15/39 (b)	2,300,000	2,492,625
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	2,400,000	2,449,236
Series 2005-CB13, Class A4 5.461%, due 1/12/43 (d)	1,170,000	1,276,946
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (b)	1,700,000	1,897,297
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	2,300,000	2,589,381
Series 2007-C6, Class A3 5.933%, due 7/15/40	1,000,000	1,090,101
Merrill Lynch Mortgage Trust Series 2005-LC1, Class A3 5.289%, due 1/12/44 (b)	2,355,080	2,362,689
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A3 5.172%, due 12/12/49 (d)	2,080,000	2,304,530
Morgan Stanley Capital I Series 2007-T25, Class A3 5.514%, due 11/12/49 (b)	2,300,000	2,624,806
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	500,000	562,715

		29,243,840

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.7%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (b)	666,506	414,322

M-36	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Whole Loan Collateral (Collateralized Mortgage Obligations) (continued)
Fosse Master Issuer PLC Series 2011-1A, Class A5 1.966%, due 10/18/54 (b)(c)	$1,425,000	$1,432,528
Holmes Master Issuer PLC Series Reg S 2.117%, due 10/15/54 (b)(c)	2,330,000	2,347,787
Permanent Master Issuer PLC Series 2011-2A, Class 1A2 2.017%, due 7/15/42 (b)(c)	990,000	996,093
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3 5.399%, due 9/25/36 (d)	1,000,000	660,082
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37	1,640,567	807,299

		6,658,111

Total Mortgage-Backed Securities (Cost $35,034,262)		35,901,951

U.S. Government & Federal Agencies 66.4%
♦Federal Home Loan Mortgage Corporation 2.6%
0.50%, due 4/17/15	8,000,000	8,000,504
0.55%, due 2/27/15	1,200,000	1,201,094
1.00%, due 3/8/17	1,300,000	1,307,032
1.25%, due 5/12/17	8,000,000	8,105,728
4.75%, due 1/19/16	2,000,000	2,287,566
5.50%, due 7/18/16	4,000,000	4,751,720

		25,653,644

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 9.3%
2.444%, due 12/1/41 (b)	1,861,423	1,929,730
3.00%, due 5/1/26 TBA (e)	3,700,000	3,860,719
3.50%, due 8/1/26	1,804,291	1,898,881
3.50%, due 10/1/41 TBA (e)	4,700,000	4,916,641
4.00%, due 3/1/15	299,235	305,525
4.00%, due 7/1/23	781,561	827,161
4.00%, due 4/1/26	366,567	388,069
4.00%, due 1/1/31	853,598	919,393
4.00%, due 11/1/41	336,194	357,433
4.00%, due 1/1/42	398,725	423,914
4.00%, due 3/1/42	4,973,582	5,306,432
4.00%, due 4/1/42	7,585,741	8,064,959
4.00%, due 5/1/42	599,066	639,157
4.50%, due 4/1/22	361,059	385,680
4.50%, due 4/1/23	80,245	85,391

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 6/1/24	$194,548	$206,872
4.50%, due 7/1/24	452,346	481,000
4.50%, due 5/1/25	920,410	978,858
4.50%, due 4/1/31	831,099	914,244
4.50%, due 9/1/35	612,787	655,590
4.50%, due 9/1/38	458,001	489,348
4.50%, due 2/1/39	985,047	1,052,466
4.50%, due 4/1/39	947,562	1,012,416
4.50%, due 6/1/39	1,778,686	1,900,425
4.50%, due 11/1/39	5,270,160	5,630,865
4.50%, due 12/1/39	723,031	772,517
4.50%, due 9/1/40	2,415,162	2,583,481
4.50%, due 11/1/40	3,894,698	4,166,131
5.00%, due 3/1/23	39,058	41,870
5.00%, due 6/1/23	455,483	487,564
5.00%, due 8/1/23	63,391	67,856
5.00%, due 7/1/24	372,364	399,173
5.00%, due 3/1/25	846,315	907,246
5.00%, due 6/1/30	766,666	826,294
5.00%, due 8/1/35	379,017	408,554
5.00%, due 4/1/37	6,433,399	6,934,760
5.00%, due 8/1/37	1,638,696	1,761,537
5.00%, due 3/1/40	3,829,014	4,149,550
5.50%, due 12/1/18	319,028	346,028
5.50%, due 9/1/21	385,696	420,870
5.50%, due 9/1/22	317,193	346,120
5.50%, due 9/1/37	3,524,768	3,835,408
5.50%, due 8/1/38	1,576,608	1,714,077
5.50%, due 12/1/38	3,786,722	4,116,897
6.00%, due 7/1/21	1,056,714	1,161,009
6.00%, due 8/1/36	1,831,799	2,013,202
6.00%, due 9/1/37	1,750,053	1,920,626
6.00%, due 5/1/40	3,543,695	3,904,594
6.50%, due 7/1/17	81,834	88,891
6.50%, due 11/1/35	156,085	177,066
6.50%, due 8/1/37	242,678	272,493
6.50%, due 11/1/37	503,373	565,215
6.50%, due 9/1/39	1,174,897	1,319,240
7.00%, due 1/1/33	697,908	819,461
7.00%, due 9/1/33	230,651	270,971

		90,429,870

♦Federal National Mortgage Association 3.0%
0.375%, due 3/16/15	8,000,000	7,976,656
0.60%, due 10/25/13	4,400,000	4,402,829
0.85%, due 10/24/14	4,200,000	4,206,619
1.25%, due 2/27/14	2,500,000	2,541,770
1.25%, due 1/30/17	5,000,000	5,078,815
2.75%, due 3/13/14	4,600,000	4,786,618

		28,993,307

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-37

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.1%
2.699%, due 1/1/42 (b)	$4,088,057	$4,262,075
3.00%, due 10/1/26 TBA (e)	5,700,000	5,960,953
3.00%, due 2/1/42 TBA (e)	500,000	511,406
3.50%, due 10/1/20	2,633,522	2,784,751
3.50%, due 6/1/26	4,411,705	4,666,424
3.50%, due 2/1/32	1,365,944	1,445,303
3.50%, due 11/1/40	793,845	835,252
3.50%, due 10/1/41 TBA (e)	9,800,000	10,273,157
4.00%, due 8/1/18	1,459,206	1,563,268
4.00%, due 10/1/20	391	419
4.00%, due 3/1/22	240,644	256,602
4.00%, due 4/1/24	2,898,926	3,084,826
4.00%, due 12/1/24	228,045	242,669
4.00%, due 12/1/25	3,774,565	4,016,617
4.00%, due 4/1/31	1,309,955	1,410,722
4.00%, due 12/1/39	466,385	496,899
4.00%, due 7/1/40	2,298,750	2,449,073
4.00%, due 7/1/40 TBA (e)	5,700,000	6,066,047
4.00%, due 11/1/41	2,253,935	2,403,368
4.00%, due 3/1/42	5,277,325	5,653,589
4.50%, due 5/1/24	2,357,142	2,528,555
4.50%, due 7/1/26	1,573,218	1,693,032
4.50%, due 4/1/31	1,253,607	1,359,191
4.50%, due 6/1/39 TBA (e)	1,500,000	1,608,984
4.50%, due 8/1/39	9,300,001	9,980,113
4.50%, due 4/1/41	2,115,508	2,280,793
4.50%, due 7/1/41	6,888,850	7,427,078
4.50%, due 9/1/41	946,872	1,020,851
5.00%, due 12/1/23	1,736,876	1,873,795
5.00%, due 4/1/29	349,482	378,889
5.00%, due 4/1/31	884,642	959,322
5.00%, due 3/1/34	1,501,920	1,681,276
5.00%, due 4/1/34	2,021,255	2,262,629
5.00%, due 4/1/35	592,331	644,186
5.00%, due 2/1/36	1,317,684	1,432,998
5.00%, due 5/1/37	3,929	4,253
5.00%, due 1/1/38	614,491	665,790
5.00%, due 2/1/38	553,796	599,508
5.00%, due 5/1/38	6,054,139	6,553,866
5.00%, due 7/1/38	777,983	850,953
5.00%, due 10/1/39	994,891	1,090,381
5.50%, due 5/1/16	24,811	26,535
5.50%, due 1/1/21	11,237	12,309
5.50%, due 12/1/21	35,756	39,102
5.50%, due 1/1/22	205,178	224,374
5.50%, due 2/1/22	9,612	10,511
5.50%, due 10/1/28	3,234,415	3,533,616
5.50%, due 4/1/34	869,080	955,993

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 7/1/35	$164,201	$180,109
5.50%, due 2/1/37	1,817,605	1,985,202
5.50%, due 8/1/37	868,578	952,726
5.50%, due 2/1/38	665,401	726,122
5.50%, due 3/1/38	2,775,300	3,028,561
5.50%, due 7/1/38	648,826	708,035
5.50%, due 1/1/39	4,109,742	4,489,915
5.50%, due 2/1/39	1,546,200	1,695,996
5.50%, due 11/1/39	937,808	1,023,388
6.00%, due 3/1/36	323,942	356,984
6.00%, due 10/1/37	1,570,768	1,730,984
6.00%, due 10/1/38	3,533,182	3,891,721
6.00%, due 12/1/38	2,970,568	3,267,064
6.50%, due 10/1/36	436,431	492,743
6.50%, due 1/1/37	928,471	1,048,271
6.50%, due 8/1/37	109,001	123,066
6.50%, due 10/1/37	553,802	625,259
7.00%, due 9/1/37	143,673	167,218
7.00%, due 10/1/37	7,082	8,242
7.00%, due 11/1/37	16,419	19,110
7.50%, due 7/1/28	60,878	73,399

		136,676,418

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.1%
3.50%, due 10/1/41 TBA (e)	1,500,000	1,599,609
3.50%, due 1/1/42 TBA (e)	5,500,000	5,861,796
4.00%, due 8/1/40 TBA (e)	5,900,000	6,425,468
4.00%, due 4/1/41 TBA (e)	6,300,000	6,855,187
4.50%, due 6/15/39	7,124,449	7,803,460
4.50%, due 6/15/40	896,092	982,896
4.50%, due 6/20/40	2,508,670	2,771,933
4.50%, due 9/15/40	5,307,330	5,859,595
4.50%, due 3/15/41	442,063	484,482
4.50%, due 3/20/41	979,988	1,079,464
4.50%, due 4/20/41	826,444	912,731
4.50%, due 9/20/41	1,445,801	1,596,753
5.00%, due 1/15/39	252,433	278,179
5.00%, due 3/15/39	136,917	150,880
5.00%, due 8/15/39	270,589	298,186
5.00%, due 9/15/39	1,911,003	2,119,936
5.00%, due 6/15/40	1,922,741	2,122,744
5.00%, due 7/15/40	1,385,907	1,527,723
5.00%, due 9/20/40	6,336,684	7,020,814
5.00%, due 10/20/41	489,249	542,070
5.50%, due 1/20/35	20,179	22,524
5.50%, due 7/15/35	218,342	243,177
5.50%, due 8/15/35	216,548	241,517
5.50%, due 5/15/36	249,235	276,728
5.50%, due 6/15/38	431,320	478,897

M-38	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 1/15/39	$570,800	$633,763
5.50%, due 3/20/39	2,181,459	2,412,178
5.50%, due 7/15/39	605,221	671,982
5.50%, due 12/15/39	203,726	226,199
5.50%, due 2/15/40	922,255	1,023,986
6.00%, due 1/15/36	482,620	542,377
6.00%, due 11/15/37	225,657	253,598
6.00%, due 12/15/37	1,456,068	1,636,358
6.00%, due 9/15/38	1,418,990	1,594,689
6.00%, due 10/15/38	624,213	701,503
6.50%, due 1/15/36	328,622	377,413
6.50%, due 3/15/36	234,567	270,199
6.50%, due 6/15/36	234,632	269,468
6.50%, due 9/15/36	61,746	71,126
6.50%, due 7/15/37	280,457	321,702
7.00%, due 7/15/31	75,408	91,145

		68,654,435

♦United States Treasury Bonds 4.1%
3.00%, due 5/15/42	2,000,000	2,094,688
3.125%, due 11/15/41	2,980,000	3,203,500
3.125%, due 2/15/42	5,950,000	6,390,669
3.50%, due 2/15/39	5,000,000	5,785,940
4.25%, due 11/15/40	5,500,000	7,194,688
4.375%, due 5/15/41	4,650,000	6,210,656
4.75%, due 2/15/41	4,370,000	6,172,625
6.25%, due 8/15/23	2,000,000	2,905,000

		39,957,766

♦United States Treasury Notes 26.2%
0.25%, due 5/31/14	35,300,000	35,255,875
0.25%, due 5/15/15	31,300,000	31,163,062
0.375%, due 4/15/15	34,545,000	34,520,715
0.375%, due 6/15/15	3,000,000	2,997,423
0.625%, due 5/31/17	50,305,000	50,073,144
0.875%, due 4/30/17	2,725,000	2,745,650
1.00%, due 3/31/17	17,620,000	17,862,275
1.125%, due 5/31/19	15,000,000	15,023,430
1.25%, due 1/31/19	3,200,000	3,244,000
1.25%, due 4/30/19	18,300,000	18,503,020
1.50%, due 3/31/19	4,000,000	4,112,500
1.75%, due 5/15/22	21,600,000	21,775,500
1.875%, due 8/31/17	6,000,000	6,330,000
2.00%, due 2/15/22	6,650,000	6,873,919
3.125%, due 5/15/19	4,035,000	4,586,028

		255,066,541

Total U.S. Government & Federal Agencies (Cost $634,007,811)		645,431,981

	Principal Amount	Value

Yankee Bonds 6.3% (f)
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (c)	$2,000,000	$2,148,750

Banks 2.5%
Bank of Nova Scotia 1.95%, due 1/30/17 (c)	1,850,000	1,904,201
Barclays Bank PLC 2.75%, due 2/23/15	1,150,000	1,157,731
Commonwealth Bank of Australia 1.95%, due 3/16/15	500,000	503,224
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA / Utrect
3.375%, due 1/19/17	550,000	566,053
3.875%, due 2/8/22	1,500,000	1,525,849
Credit Suisse 5.30%, due 8/13/19	525,000	590,652
HSBC Bank PLC
3.50%, due 6/28/15 (c)	2,450,000	2,562,046
4.125%, due 8/12/20 (c)	1,300,000	1,354,990
Korea Development Bank 3.875%, due 5/4/17	1,300,000	1,382,107
National Bank of Canada 2.20%, due 10/19/16 (c)	1,100,000	1,147,193
Nordea Bank AB 2.25%, due 3/20/15 (c)	1,500,000	1,505,411
Nordea Bank Sweden AB 5.25%, due 11/30/12 (c)	4,200,000	4,263,802
Svenska Handelsbanken AB 2.875%, due 4/4/17	1,000,000	1,013,731
Toronto-Dominion Bank (The) 1.50%, due 3/13/17 (c)	1,650,000	1,664,197
UBS A.G. / Stamford CT 2.25%, due 1/28/14	2,800,000	2,814,325

		23,955,512

Beverages 0.2%
Diageo Capital PLC 5.75%, due 10/23/17	1,750,000	2,103,675

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (c)	500,000	500,718
Credit Suisse A.G./Guernsey 2.60%, due 5/27/16 (c)	575,000	590,737

		1,091,455

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-39

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Iron & Steel 0.2%
ArcelorMittal
3.75%, due 2/25/15	$1,325,000	$1,343,130
5.50%, due 3/1/21	575,000	544,247

		1,887,377

Media 0.1%
Thomson Reuters Corp. 5.25%, due 8/15/13	500,000	523,610

Mining 0.2%
Barrick Gold Corp. 1.75%, due 5/30/14	550,000	556,753
BHP Billiton Finance USA, Ltd. 3.25%, due 11/21/21	875,000	913,141
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	750,000	805,566

		2,275,460

Miscellaneous—Manufacturing 0.3%
Ingersoll-Rand Global Holding Co., Ltd. 6.00%, due 8/15/13	1,820,000	1,918,901
Tyco Electronics Group S.A. 1.60%, due 2/3/15	1,000,000	1,004,183

		2,923,084

Oil & Gas 1.0%
BP Capital Markets PLC
3.125%, due 10/1/15	1,400,000	1,488,382
3.561%, due 11/1/21	975,000	1,032,194
Petrobras International Finance Co.—Pifco 2.875%, due 2/6/15	2,350,000	2,385,250
Petroleos Mexicanos 4.875%, due 3/15/15	800,000	863,000
Statoil ASA 3.125%, due 8/17/17	2,000,000	2,154,018
Total Capital International S.A. 2.875%, due 2/17/22	1,325,000	1,343,376

		9,266,220

Pharmaceuticals 0.6%
GlaxoSmithKline Capital PLC 2.85%, due 5/8/22	1,950,000	1,983,554
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	800,000	953,778
Sanofi S.A. 4.00%, due 3/29/21	1,000,000	1,115,339
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	2,000,000	2,103,556

		6,156,227

	Principal Amount	Value

Telecommunications 0.9%
Deutsche Telekom International Finance B.V.
2.25%, due 3/6/17 (c)	$1,150,000	$1,136,335
3.125%, due 4/11/16 (c)	1,000,000	1,034,305
France Telecom S.A. 5.375%, due 1/13/42	1,675,000	1,769,494
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	247,500
Telefonica Emisiones SAU
2.582%, due 4/26/13	1,665,000	1,640,115
3.729%, due 4/27/15	1,350,000	1,229,218
5.134%, due 4/27/20	725,000	624,503
Vivendi S.A. 2.40%, due 4/10/15 (c)	1,200,000	1,188,115

		8,869,585

Total Yankee Bonds (Cost $59,204,061)		61,200,955

Total Long-Term Bonds (Cost $941,605,725)		968,190,064

Short-Term Investments 6.1%
Federal Agency 3.0%
Farmer Mac Discount Note 0.012%, due 7/2/12 (g)	29,325,000	29,324,992

Total Federal Agency (Cost $29,324,992)		29,324,992

Other Commercial Paper 3.1%
Archer-Daniels-Midland Co. 0.109%, due 7/19/12 (c)(g)	10,000,000	9,999,400
Wisconsin Gas Co. 0.149%, due 7/10/12 (g)	20,195,000	20,194,091

Total Other Commercial Paper (Cost $30,193,491)		30,193,491

Total Short-Term Investments (Cost $59,518,483)		59,518,483

Total Investments (Cost $1,001,124,208) (h)	105.7%	1,027,708,547
Other Assets, Less Liabilities	(5.7)	(55,061,111)
Net Assets	100.0%	$972,647,436

‡	Less than one-tenth of a percent.

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

(a)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of June 30, 2012 is $9,958,394, which represents 1.0% of the Portfolio’s net assets.

M-40	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2012.

(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of June 30, 2012 is $53,939,967, which represents 5.5% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Interest rate presented is yield to maturity.

(h)	As of June 30, 2012, cost is $1,001,222,800 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$31,670,799
Gross unrealized depreciation	(5,185,052)

Net unrealized appreciation	$26,485,747

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$23,309,062	$—	$23,309,062
Corporate Bonds	—	200,284,359	—	200,284,359
Foreign Government Bonds	—	2,061,756	—	2,061,756
Mortgage-Backed Securities	—	35,901,951	—	35,901,951
U.S. Government & Federal Agencies	—	645,431,981	—	645,431,981
Yankee Bonds	—	61,200,955	—	61,200,955

Total Long-Term Bonds	—	968,190,064	—	968,190,064

Short-Term Investments
Federal Agency	—	29,324,992	—	29,324,992
Other Commercial Paper	—	30,193,491	—	30,193,491

Total Short-Term Investments	—	59,518,483	—	59,518,483

Total Investments in Securities	$—	$1,027,708,547	$—	$1,027,708,547

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-41

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,001,124,208)	$1,027,708,547
Cash	3,962
Receivables:
Investment securities sold	74,638,826
Interest	4,724,898
Fund shares sold	436,396
Other assets	9,225

Total assets	1,107,521,854

Liabilities
Payables:
Investment securities purchased	132,501,728
Fund shares redeemed	1,688,751
Manager (See Note 3)	387,937
Shareholder communication	155,757
NYLIFE Distributors (See Note 3)	82,885
Professional fees	49,358
Custodian	3,642
Accrued expenses	4,360

Total liabilities	134,874,418

Net assets	$972,647,436

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,498
Additional paid-in capital	866,704,001

866,767,499
Undistributed net investment income	33,409,382
Accumulated net realized gain (loss) on investments and futures transactions	45,886,216
Net unrealized appreciation (depreciation) on investments	26,584,339

Net assets	$972,647,436

Initial Class
Net assets applicable to outstanding shares	$566,423,361

Shares of beneficial interest outstanding	36,832,602

Net asset value per share outstanding	$15.38

Service Class
Net assets applicable to outstanding shares	$406,224,075

Shares of beneficial interest outstanding	26,665,556

Net asset value per share outstanding	$15.23

M-42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$12,323,675

Expenses
Manager (See Note 3)	2,294,565
Distribution and service—Service Class (See Note 3)	485,092
Shareholder communication	87,536
Professional fees	49,844
Custodian	27,739
Trustees	13,083
Miscellaneous	16,467

Total expenses	2,974,326

Net investment income (loss)	9,349,349

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	13,230,458
Futures transactions	(147,031)

Net realized gain (loss) on investments and futures transactions	13,083,427

Net change in unrealized appreciation (depreciation) on investments	2,688,009

Net realized and unrealized gain (loss) on investments and futures transactions	15,771,436

Net increase (decrease) in net assets resulting from operations	$25,120,785

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-43

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,349,349	$22,572,730
Net realized gain (loss) on investments and futures transactions	13,083,427	35,400,638
Net change in unrealized appreciation (depreciation) on investments	2,688,009	2,010,809

Net increase (decrease) in net assets resulting from operations	25,120,785	59,984,177

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(16,245,157)
Service Class	—	(10,612,205)

	—	(26,857,362)

From net realized gain on investments:
Initial Class	—	(7,544,161)
Service Class	—	(5,252,432)

	—	(12,796,593)

Total dividends and distributions to shareholders	—	(39,653,955)

Capital share transactions:
Net proceeds from sale of shares	131,837,645	253,774,025
Net asset value of shares issued to shareholders in reinvestment of dividends	—	39,653,955
Cost of shares redeemed	(88,464,795)	(285,693,870)

Increase (decrease) in net assets derived from capital share transactions	43,372,850	7,734,110

Net increase (decrease) in net assets	68,493,635	28,064,332

Net Assets
Beginning of period	904,153,801	876,089,469

End of period	$972,647,436	$904,153,801

Undistributed net investment income at end of period	$33,409,382	$24,060,033

M-44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$14.97		$14.63	$14.17	$13.82	$13.96	$13.60

Net investment income (loss)	0.16	(a)	0.40 (a)	0.48 (a)	0.56 (a)	0.64 (a)	0.53
Net realized and unrealized gain (loss) on investments	0.25		0.66	0.64	0.51	(0.16)	0.35

Total from investment operations	0.41		1.06	1.12	1.07	0.48	0.88

Less dividends and distributions:
From net investment income	—		(0.49)	(0.47)	(0.67)	(0.62)	(0.52)
From net realized gain on investments	—		(0.23)	(0.19)	(0.05)	(0.00)‡	—

Total dividends and distributions	—		(0.72)	(0.66)	(0.72)	(0.62)	(0.52)

Net asset value at end of period	$15.38		$14.97	$14.63	$14.17	$13.82	$13.96

Total investment return	2.74	%(b)(c)	7.24%	7.84%	7.77%	3.72%	6.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.09	%††	2.70%	3.26%	3.97%	4.58%	4.89%
Net expenses	0.53	%††	0.54%	0.55%	0.55%	0.54%	0.50%
Portfolio turnover rate (d)	165%		293%	127%	158%	304%	265%
Net assets at end of period (in 000’s)	$566,423		$530,001	$554,818	$515,186	$451,804	$508,892

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 123%, 231%, 97%, 151%, 297%, and 256% for the six months ended June 30, 2012 and years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$14.85		$14.53	$14.09	$13.75	$13.90	$13.55

Net investment income (loss)	0.14	(a)	0.36 (a)	0.44 (a)	0.52 (a)	0.60 (a)	0.49
Net realized and unrealized gain (loss) on investments	0.24		0.65	0.63	0.51	(0.15)	0.35

Total from investment operations	0.38		1.01	1.07	1.03	0.45	0.84

Less dividends and distributions:
From net investment income	—		(0.46)	(0.44)	(0.64)	(0.60)	(0.49)
From net realized gain on investments	—		(0.23)	(0.19)	(0.05)	(0.00)‡	—

Total dividends and distributions	—		(0.69)	(0.63)	(0.69)	(0.60)	(0.49)

Net asset value at end of period	$15.23		$14.85	$14.53	$14.09	$13.75	$13.90

Total investment return	2.56	%(b)(c)	6.98%	7.58%	7.50%	3.47%	6.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.84	%††	2.43%	2.99%	3.70%	4.34%	4.64%
Net expenses	0.78	%††	0.79%	0.80%	0.80%	0.79%	0.75%
Portfolio turnover rate (d)	165%		293%	127%	158%	304%	265%
Net assets at end of period (in 000’s)	$406,224		$374,152	$321,271	$222,830	$182,241	$139,595

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 123%, 231%, 97%, 151%, 297%, and 256% for the six months ended June 30, 2012 and years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-45

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	0.00%	0.01%	0.92%	1.66%	0.47%

7-Day Current Yield: 0.01%[3]

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[4]	–0.01%	–0.03%	0.94%	1.65%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current expense limitations and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.64% for Initial Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of June 30, 2012, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio’s earnings than the total return.
4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-46	MainStay VP Cash Management Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.00	$0.85	$1,024.02	$0.86

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.17% multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-47

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-51 for specific holdings within these categories.

M-48	MainStay VP Cash Management Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments.1

How did MainStay VP Cash Management Portfolio perform relative to its peers and its benchmark during six months ended June 30, 2012?

As of June 30, 2012, MainStay VP Cash Management Portfolio Initial Class shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the six months ended June 30, 2012, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.00%. The Portfolio outperformed the –0.01% return of the average Lipper2 Variable Products Money Market Portfolio for the six months ended June 30, 2012.

What significant factors and risks influenced the markets in which the Portfolio invested during the six months ended June 30, 2012?

During the reporting period, short-term interest rates remained at historically low levels. An increased supply of U.S. Treasury bills and the Federal Reserve’s maturity extension program (referred to by some as “operation twist”) left dealer shelves heavy with collateral for most of the first quarter of 2012. As a result, the U.S. Treasury bill market saw a rise in yields, and repurchase agreement rates became significantly more attractive relative to other investment alternatives. Continued economic and funding challenges in Europe had a substantial impact on the U.S. market for short-term securities and cash equivalents.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, we continued to resist investing in Eurozone issuers. We also emphasized industrial commercial-paper issuers. Both of these positioning choices hurt the Portfolio’s relative performance. As in the recent past, our focus on floating-rate securities and asset-backed securities helped the Portfolio’s relative performance.

What was the Portfolio’s duration3 strategy during the reporting period?

During the reporting period, our target was a weighted average maturity of 50 to 55 days. Like many other money market Portfolios, however, we increased the Portfolio’s liquidity because of the continued low-interest-rate environment. This liquidity focus kept us toward the shorter end of our target for much of the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The increase in repurchase agreement levels prompted our decision to maintain the Portfolio’s position in these transactions.

Asset-backed securities, which are typically priced off the LIBOR2 curve,4 continued to make these securities attractive relative to securities that price off other benchmarks. We increased our liquidity position primarily through investments in Treasury coupon securities with 13-month maturities. While building our liquidity position, we sacrificed yield because securities with similar maturities in other sectors were providing higher yields.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, asset-backed securities continued to be strong contributors to the Portfolio’s absolute performance, as were repurchase agreements. (Contributions take weightings and total returns into account.) Floating-rate securities helped the Portfolio’s absolute performance for two reasons. First, some floaters were priced off a LIBOR index that continued to have higher yields than other indices. Second, other floaters were priced off indices that reset frequently. An example is the federal funds index, which resets daily. This helped us manage the weighted average life of the Portfolio because we are able to use the reset date in our weighted average maturity calculation instead of the maturity date.

Industrial issues in the commercial-paper market continued to be rich (or expensive on a relative basis) because of the flight to quality (or general movement toward securities perceived to have lower risk). As a result, they detracted from the Portfolio’s absolute performance. Longer-term Treasury coupon securities helped increase the liquidity of the Portfolio, but their yields were lower than those of securities in other sectors with similar maturities.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s significant purchases during the reporting period were a Target Corporation Floating Rate Note due

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues (and possibly others)—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	M-49

1/11/2013, a Toronto Dominion Floating Rate Note due 2/4/13, and a Volvo Financial Equipment 0.353% coupon ABS due 3/15/13. There were no significant sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its weightings among U.S. Treasury securities and asset-backed securities. Over the same period, the Portfolio decreased its allocation to commercial paper.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio was positioned with high levels of liquidity in a short-term-securities market that we believe will continue to have historically low interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-50	MainStay VP Cash Management Portfolio

Portfolio of Investments June 30, 2012 (Unaudited)

	Principal Amount	Amortized Cost

Short-Term Investments 98.7%†
Asset-Backed Commercial Paper 0.6%
Straight-A Funding LLC 0.18%, due 8/6/12 (a)(b)	$4,000,000	$3,999,280

		3,999,280

Certificates of Deposit 3.6%
Bank of Nova Scotia 0.31%, due 9/18/12 (c)	8,660,000	8,660,000
Toronto-Dominion Bank (The)
0.314%, due 9/20/12 (c)	9,570,000	9,570,000
0.466%, due 2/4/13 (c)	6,735,000	6,735,000

		24,965,000

Financial Company Commercial Paper 12.9%
Bank of Nova Scotia 0.145%, due 7/2/12 (a)	9,000,000	8,999,964
JPMorgan Chase & Co.
0.289%, due 11/1/12 (a)	8,650,000	8,650,000
0.291%, due 9/12/12 (a)	9,000,000	9,000,000
National Rural Utilities Cooperative Finance Corp.
0.15%, due 7/9/12 (a)	7,000,000	6,999,767
0.15%, due 7/20/12 (a)	6,000,000	5,999,525
0.15%, due 8/3/12 (a)	5,700,000	5,699,216
PACCAR Financial Corp.
0.12%, due 7/25/12 (a)	5,695,000	5,694,544
0.12%, due 7/26/12 (a)	6,835,000	6,834,430
Private Export Funding Corp.
0.16%, due 8/30/12 (a)(b)	2,000,000	1,999,467
0.165%, due 9/10/12 (a)(b)	7,000,000	6,997,722
U.S. Bank N.A.
0.15%, due 7/3/12 (a)	7,000,000	7,000,000
0.15%, due 7/11/12 (a)	7,100,000	7,100,000
Westpac Banking Corp. 0.59%, due 5/3/13 (a)(b)	9,455,000	9,455,000

		90,429,635

Government Agency Debt 5.4%
Federal Farm Credit Bank 0.18%, due 7/5/12 (c)	9,240,000	9,239,909
Federal Home Loan Bank 0.08%, due 8/13/12	7,500,000	7,499,283
Federal National Mortgage Association
0.08%, due 7/25/12	8,000,000	7,999,573
0.273%, due 9/17/12 (c)	10,330,000	10,331,616
0.32%, due 9/13/12 (c)	2,695,000	2,695,546

		37,765,927

Other Commercial Paper 40.1%
Abbott Laboratories 0.15%, due 8/1/12 (a)(b)	7,000,000	6,999,096

	Principal Amount	Amortized Cost

Other Commercial Paper (continued)
Archer-Daniels-Midland Co.
0.12%, due 7/10/12 (a)(b)	$5,695,000	$5,694,829
0.12%, due 7/19/12 (a)(b)	6,835,000	6,834,590
Baker Hughes, Inc.
0.17%, due 7/2/12 (a)(b)	4,000,000	3,999,981
0.17%, due 7/16/12 (a)(b)	7,000,000	6,999,504
Baxter International, Inc. 0.29%, due 7/13/12 (a)(b)	7,000,000	6,999,323
BP Capital Markets PLC 0.666%, due 2/8/13 (a)(b)	6,080,000	6,080,000
Campbell Soup Co.
0.20%, due 7/10/12 (a)(b)	9,160,000	9,159,542
0.21%, due 7/30/12 (a)(b)	5,660,000	5,659,043
Chevron Corp. 0.08%, due 7/2/12 (a)(b)	7,000,000	6,999,984
Coca-Cola Co. (The) 0.12%, due 7/30/12 (a)(b)	4,000,000	3,999,613
Colgate-Palmolive Co. 0.11%, due 7/26/12 (a)(b)	8,535,000	8,534,348
Danaher Corp. 0.18%, due 7/9/12 (a)(b)	4,080,000	4,079,837
E.I. du Pont de Nemours & Co.
0.16%, due 7/17/12 (a)(b)	8,320,000	8,319,408
0.18%, due 8/14/12 (a)(b)	5,695,000	5,693,747
Emerson Electric Co. 0.15%, due 8/8/12 (a)(b)	7,960,000	7,958,740
Estee Lauder Cos., Inc. (The) 0.14%, due 7/12/12 (a)(b)	6,000,000	5,999,743
Florida Power & Light Co.
0.25%, due 7/3/12 (a)	8,525,000	8,524,882
0.29%, due 7/17/12 (a)	7,000,000	6,999,098
Illinois Tool Works, Inc.
0.13%, due 7/16/12 (a)(b)	5,690,013	5,689,692
0.14%, due 7/16/12 (a)(b)	6,999,987	6,999,592
Kimberly-Clark Worldwide, Inc. 0.12%, due 7/12/12 (a)(b)	2,845,000	2,844,896
L’Oreal U.S.A., Inc.
0.14%, due 8/2/12 (a)(b)	6,835,000	6,834,149
0.15%, due 7/24/12 (a)(b)	8,495,000	8,494,186
McDonald’s Corp.
0.14%, due 8/14/12 (a)(b)	4,000,000	3,999,316
0.14%, due 8/30/12 (a)(b)	5,695,000	5,693,671
Novartis Securities Investment, Ltd.
0.15%, due 8/7/12 (a)(b)	9,455,045	9,453,542
0.16%, due 8/7/12 (a)(b)	7,939,955	7,938,694
PepsiCo, Inc. 0.10%, due 8/3/12 (a)(b)	5,695,000	5,694,478

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-51

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
Pfizer, Inc.
0.10%, due 7/17/12 (a)(b)	$8,535,000	$8,534,621
0.10%, due 7/25/12 (a)(b)	7,390,000	7,389,507
Praxair, Inc. 0.11%, due 7/12/12 (a)	8,535,000	8,534,713
Principal Life Insurance Co. 0.18%, due 7/9/12 (a)(b)	7,000,000	6,999,720
Sherwin-Williams Co. (The)
0.21%, due 7/11/12 (a)(b)	2,000,000	1,999,883
0.27%, due 7/5/12 (a)(b)	7,000,000	6,999,790
Siemens Capital Co., LLC 0.15%, due 7/10/12 (a)(b)	7,000,000	6,999,738
Southern Co. Funding Corp.
0.22%, due 7/11/12 (a)(b)	4,975,000	4,974,696
0.22%, due 7/31/12 (a)(b)	7,065,000	7,063,705
St. Jude Medical, Inc.
0.22%, due 7/18/12 (a)(b)	8,525,000	8,524,114
0.23%, due 7/17/12 (a)(b)	5,635,000	5,634,424
WGL Holdings, Inc.
0.30%, due 7/6/12 (a)(b)	3,180,000	3,179,868
0.30%, due 7/9/12 (a)(b)	5,170,000	5,169,655
0.30%, due 7/10/12 (a)(b)	1,590,000	1,589,881
Wisconsin Electric Power Co. 0.20%, due 7/12/12 (a)	7,000,000	6,999,572

		279,771,411

Other Notes 11.0%
CNH Equipment Trust
Series 2012-B, Class A1 0.383%, due 7/12/13	3,035,000	3,035,000
Series 2012-A, Class A1 0.425%, due 4/12/13	1,758,560	1,758,560
Enterprise Fleet Financing LLC Series 2012-1, Class A1 0.46%, due 5/20/13 (b)	3,921,157	3,921,157
Ford Credit Auto Lease Trust Series 2012-A, Class A1 0.358%, due 3/15/13 (b)	1,887,627	1,887,627
GE Equipment Transportation LLC Series 2012-1, Class A1 0.389%, due 3/22/13	965,460	965,460
Great America Leasing Receivables Series 2012-1, Class A1 0.512%, due 4/15/13 (b)	1,996,014	1,996,014
Holmes Master Issuer PLC
Series 2011-3A, Class A1 0.372%, due 7/15/12 (b)(c)	11,490,000	11,490,000
Series 2012-1A, Class A1 0.442%, due 1/15/13 (b)(c)	6,955,000	6,955,000

	Principal Amount	Amortized Cost

Other Notes (continued)
Honda Auto Receivables Owner Trust Series 2012-1, Class A1 0.413%, due 3/15/13	$1,909,936	$1,909,936
Huntington Auto Trust Series 2012-1, Class A1 0.342%, due 3/15/13	1,496,612	1,496,612
Hyundai Auto Lease Securitization Trust Series 2012-A, Class A1 0.384%, due 6/17/13 (b)	2,020,000	2,020,000
International Bank for Reconstruction & Development 0.30%, due 7/25/12 (c)	6,700,000	6,700,000
John Deere Owner Trust Series 2012-A, Class A1 0.379%, due 3/15/13	906,226	906,226
Mercedes-Benz Auto Lease Trust Series 2012-A, Class A1 0.344%, due 4/15/13	2,572,366	2,572,366
MetLife Institutional Funding II 0.718%, due 4/3/13 (b)(c)	8,000,000	8,000,000
MMAF Equipment Finance LLC Series 2012-AA, Class A1 0.346%, due 7/10/13 (b)	2,533,000	2,533,000
Navistar Financial Corp. Owner Trust Series 2012-A, Class A1 0.432%, due 7/18/13 (b)	3,000,000	3,000,000
Nissan Auto Lease Trust Series 2012-A, Class A1 0.344%, due 3/15/13	1,189,411	1,189,411
SMART Trust Series 2012-2USA, Class A1 0.424%, due 6/14/13 (b)	3,540,000	3,540,000
Target Corp. 0.499%, due 1/11/13 (c)	6,000,000	6,000,000
Volvo Financial Equipment LLC Series 2012-1A, Class A1 0.353%, due 3/15/13 (b)	1,322,107	1,322,107
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A1 0.328%, due 6/17/13	3,374,000	3,374,000

		76,572,476

Treasury Debt 14.7%
United States Treasury Bills
0.021%, due 7/5/12 (a)	8,550,000	8,549,980
0.033%, due 7/12/12 (a)	4,000,000	3,999,960
0.039%, due 7/19/12 (a)	4,000,000	3,999,923
0.10%, due 9/20/12 (a)	5,665,000	5,663,725
United States Treasury Notes
0.375%, due 8/31/12	4,000,000	4,000,836
0.375%, due 9/30/12	10,000,000	10,005,380
0.375%, due 10/31/12	6,000,000	6,004,087

M-52	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Debt (continued)
United States Treasury Notes (continued)
0.375%, due 6/30/13	$6,200,000	$6,209,315
0.50%, due 5/31/13	6,400,000	6,417,010
0.625%, due 7/31/12	3,450,000	3,451,164
0.625%, due 12/31/12	10,750,000	10,775,039
0.625%, due 1/31/13	9,000,000	9,024,343
0.625%, due 2/28/13	10,000,000	10,030,812
0.625%, due 4/30/13	6,430,000	6,452,411
0.75%, due 3/31/13	7,700,000	7,730,169

		102,314,154

Treasury Repurchase Agreements 10.4%
Bank of America N.A. 0.13%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $36,330,394 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 8/15/21, with a Principal Amount of $34,759,700 and a Market Value of $37,056,662)	36,330,000	36,330,000

	Principal Amount	Amortized Cost

Treasury Repurchase Agreements (continued)
Deutsche Bank Securities, Inc. 0.14%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $36,330,424 (Collateralized by a United States Treasury Note with a rate of 0.25% and a maturity date of 1/15/15, with a Principal Amount of $37,118,700 and a Market Value of $37,056,642)	$36,330,000	$36,330,000

		72,660,000

Total Short-Term Investments (Amortized Cost $688,477,883) (d)	98.7%	688,477,883
Other Assets, Less Liabilities	1.3	8,755,906
Net Assets	100.0%	$697,233,789

(a)	Interest rate presented is yield to maturity.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(c)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Asset-Backed Commercial Paper	$—	$3,999,280	$—	$3,999,280
Certificates of Deposit	—	24,965,000	—	24,965,000
Financial Company Commercial Paper	—	90,429,635	—	90,429,635
Government Agency Debt	—	37,765,927	—	37,765,927
Other Commercial Paper	—	279,771,411	—	279,771,411
Other Notes	—	76,572,476	—	76,572,476
Treasury Debt	—	102,314,154	—	102,314,154
Treasury Repurchase Agreements	—	72,660,000	—	72,660,000

Total Investments in Securities	$—	$688,477,883	$—	$688,477,883

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-53

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification

	Amortized Cost	Percent†
Agriculture	$12,529,419	1.8%
Automobile	11,934,000	1.7
Automobile ABS	12,977,109	1.9
Banks	50,204,964	7.2
Beverages	9,694,091	1.4
Certificates of Deposit	24,965,000	3.6
Chemicals	31,547,541	4.5
Cosmetics & Personal Care	17,378,987	2.5
Electric	34,561,953	5.0
Electrical Components & Equipment	7,958,740	1.1
Finance—Auto Loans	12,528,974	1.8
Finance—Other Services	27,695,697	4.0
Food	14,818,585	2.1
Gas	9,939,404	1.4
Health Care—Products	21,157,861	3.0
Insurance	14,999,720	2.1
Miscellaneous—Manufacturing	23,768,859	3.4
Multi-National	6,700,000	1.0
Oil & Gas	13,079,984	1.9
Oil & Gas Services	10,999,485	1.6
Other ABS	6,948,367	1.0
Pharmaceuticals	40,315,460	5.8
Repurchase Agreements	72,660,000	10.4
Retail	31,021,322	4.4
Sovereign	98,326,947	14.1
Special Purpose Entity	3,999,280	0.6
Student Loans	5,568,000	0.8
U.S. Government & Agency	41,753,134	6.0
Whole Loan Collateral (Collateralized Mortgage Obligations)	18,445,000	2.6

	688,477,883	98.7
Other Assets, Less Liabilities	8,755,906	1.3

Net Assets	$697,233,789	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-54	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (amortized cost $615,817,883)	$615,817,883
Repurchase agreements, at value (amortized cost $72,660,000)	72,660,000
Cash	9,766,362
Receivables:
Fund shares sold	730,910
Interest	161,368
Other assets	7,217

Total assets	699,143,740

Liabilities
Payables:
Fund shares redeemed	1,538,071
Shareholder communication	153,480
Manager (See Note 3)	101,058
Professional fees	45,448
Custodian	1,578
Accrued expenses	3,095
Dividend payable	67,221

Total liabilities	1,909,951

Net assets	$697,233,789

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$697,250
Additional paid-in capital	696,536,436

697,233,686
Accumulated net realized gain (loss) on investments	103

Net assets applicable to outstanding shares	$697,233,789

Shares of beneficial interest outstanding	697,249,677

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-55

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$710,581

Expenses
Manager (See Note 3)	1,669,393
Shareholder communication	82,867
Professional fees	39,866
Trustees	12,264
Custodian	10,447
Miscellaneous	14,554

Total expenses before waiver/reimbursement	1,829,391
Expense waiver/reimbursement from Manager (See Note 3)	(1,157,546)

Net expenses	671,845

Net investment income (loss)	38,736

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	103

Net increase (decrease) in net assets resulting from operations	$38,839

M-56	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$38,736	$83,793
Net realized gain (loss) on investments	103	—

Net increase (decrease) in net assets resulting from operations	38,839	83,793

Dividends to shareholders:
From net investment income	(38,736)	(77,843)

Capital share transactions:
Net proceeds from sale of shares	280,036,597	751,253,099
Net asset value of shares issued to shareholders in reinvestment of dividends	38,620	77,843
Cost of shares redeemed	(472,096,740)	(533,291,944)

Increase (decrease) in net assets derived from capital share transactions	(192,021,523)	218,038,998

Net increase (decrease) in net assets	(192,021,420)	218,044,948

Net Assets
Beginning of period	889,255,209	671,210,261

End of period	$697,233,789	$889,255,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-57

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,
	2012*		2011		2010		2009		2008	2007
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.02	0.05

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.02)	(0.05)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.05%		2.18%	4.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.05%		2.02%	4.71%
Net expenses	0.17	%††	0.15%		0.25%		0.41%		0.50%	0.50%
Expenses (before waiver/reimbursement)	0.47	%††	0.47%		0.50%		0.51%		0.50%	0.50%
Net assets at end of period (in 000’s)	$697,234		$889,255		$671,210		$765,118		$1,095,888	$605,222

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-hundredth of a percent.

M-58	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	9.07%	4.47%	–1.03%	4.54%	0.60%
Service Class Shares[3]	8.93	4.21	–1.28	4.27	0.85

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	9.49%	5.45%	0.22%	5.33%
Russell 1000® Index[4]	9.38	4.37	0.39	5.72
Average Lipper Variable Products Large-Cap Core Portfolio[5]	7.71	1.57	–1.10	4.56

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.52% for Initial Class shares and 4.25% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-59

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,090.70	$3.12	$1,021.90	$3.02

Service Class Shares	$1,000.00	$1,089.30	$4.42	$1,020.60	$4.27

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-60	MainStay VP Common Stock Portfolio

Industry Composition as of June 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	9.2%
Computers & Peripherals	5.3
Pharmaceuticals	5.2
Software	5.2
Media	4.5
Insurance	4.0
IT Services	3.9
Health Care Providers & Services	3.7
Specialty Retail	3.7
Diversified Telecommunication Services	3.6
Food & Staples Retailing	3.6
Semiconductors & Semiconductor Equipment	3.5
Beverages	2.9
Biotechnology	2.9
Tobacco	2.7
Diversified Financial Services	2.5
Industrial Conglomerates	2.5
Hotels, Restaurants & Leisure	2.3
Internet Software & Services	2.2
Commercial Banks	2.1
Chemicals	1.9
Household Products	1.9
Machinery	1.9
Consumer Finance	1.7
Capital Markets	1.6
Food Products	1.6
Air Freight & Logistics	1.5

Communications Equipment	1.3%
Multiline Retail	1.2
Multi-Utilities	1.1
Aerospace & Defense	0.9
Health Care Equipment & Supplies	0.9
Life Sciences Tools & Services	0.9
Energy Equipment & Services	0.6
Household Durables	0.6
Electric Utilities	0.5
Electrical Equipment	0.5
Exchange Traded Fund	0.5
Internet & Catalog Retail	0.5
Road & Rail	0.5
Airlines	0.4
Real Estate Investment Trusts	0.4
Trading Companies & Distributors	0.4
Paper & Forest Products	0.3
Wireless Telecommunication Services	0.3
Diversified Consumer Services	0.2
Electronic Equipment & Instruments	0.2
Construction & Engineering	0.1
Gas Utilities	0.1
Commercial Services & Supplies	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-64 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	Microsoft Corp.

4.	International Business Machines Corp.

5.	Chevron Corp.
6.	AT&T, Inc.

7.	Coca-Cola Co. (The)

8.	Philip Morris International, Inc.

9.	Google, Inc. Class A

10.	Procter & Gamble Co. (The)

mainstayinvestments.com	M-61

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Common Stock Portfolio returned 9.07% for Initial Class shares and 8.93% for Service Class shares. Over the same period, both share classes outperformed the 7.71% return of the average Lipper1 Variable Products Large Cap Core Portfolio. Both share classes underperformed the 9.49% return of the S&P 500® Index1 for the six months ended June 30, 2012. The S&P 500® Index is the Portfolio’s broad-based securities-market index. Over the same period, both share classes underperformed the 9.38% return of the Russell 1000® Index,1 which is the secondary benchmark of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed its benchmark largely because some of our risk controls overrode some of our underlying quantitative model’s recommendations for the Portfolio’s investments. Even so, we believed that the Portfolio was well positioned to take advantage of the falling price of commodities during the reporting period, particularly oil and natural gas. This positioning helped the Portfolio’s relative performance.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the sectors that made the strong-est contributions to the Portfolio’s relative performance were energy, materials and health care. (Contributions take weightings and total returns into account.) With the price of oil and natural gas falling, the Portfolio’s energy-sector bias toward refinery stocks proved beneficial, as stocks such as Marathon Petroleum advanced. In materials, the Portfolio benefited from underweight positions in stocks that were economically sensitive, such as United States Steel. In health care, Biogen Idec was the strongest contributor, as the company continued to benefit from its strong drug pipeline.

The sectors that detracted the most from the Portfolio’s relative performance were financials, information technology and industrials. Within financials, overweight positions in Prudential Financial and MetLife hurt relative performance because of disappointing earnings. In information technology, an overweight position in Internet software & services company Google also detracted because of disappointing earnings. In industrials, worldwide economic weakness led to lagging performance from stocks such as truck engine manufacturer Cummins.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Portfolio’s absolute and relative performance was computers & peripherals company Apple. Sales in all of the company’s product lines exceeded expectations, led by the iPhone. Software company Microsoft and commercial bank Wells Fargo also made strong positive contributions to the Portfolio’s absolute performance.

Because of disappointing earnings reports, Internet software & services company Google and insurance companies Prudential Financial and MetLife provided negative returns and detracted from the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s most significant purchases during the reporting period were beverage manufacturer Coca-Cola and consumer finance company Capital One Financial. Coca-Cola is a defensive stock that we believe will outperform the benchmark if the European crisis does not get resolved. Capital One is a financial company that scores well on our value and behavioral factors.

Although Apple was the stock whose weight increased the most in the Portfolio, the weighting increase was predominantly because of the stock’s strong performance.

During the reporting period, we trimmed the Portfolio’s positions in oil and gas company ConocoPhillips and pharmaceutical company Pfizer from overweight to underweight relative to the S&P 500® Index. Many energy stocks experienced negative momentum during the reporting period, and we trimmed our position in ConocoPhillips when the trend led our model to reduce its weight in the sector. We sold Pfizer to make way for a number of biotechnology stocks, such as Celgene, which our model found more attractive.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio moved from an underweight to an overweight position in the consumer staples sector as we purchased stocks such as Coca-Cola. Consumer staples is a defensive sector with higher-than-average dividend yield. We also purchased materials stocks during the reporting period, but the Portfolio remained underweight relative to the S&P 500® Index in that sector.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-62	MainStay VP Common Stock Portfolio

The Portfolio’s most significant sector-exposure reduction was in the energy sector, where we went from an overweight to an underweight position relative to the S&P 500® Index. We also reduced the size of the Portfolio’s already underweight position in the industrials sector.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio’s most significantly overweight sectors relative to the S&P 500® Index were the consumer discretionary and information technology sectors. As of the same date, the Portfolio’s most significantly underweight sectors were utilities and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-63

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 99.5%†
Aerospace & Defense 0.9%
Boeing Co. (The)	67	$4,978
General Dynamics Corp.	19,871	1,310,691
Goodrich Corp.	2,609	331,082
Lockheed Martin Corp.	723	62,959
Northrop Grumman Corp.	843	53,775
Textron, Inc.	56,794	1,412,467
United Technologies Corp.	18,061	1,364,147

		4,540,099

Air Freight & Logistics 1.5%
FedEx Corp.	35,539	3,255,728
United Parcel Service, Inc. Class B	55,490	4,370,392

		7,626,120

Airlines 0.4%
Alaska Air Group, Inc. (a)	16,425	589,657
Southwest Airlines Co.	154,371	1,423,301

		2,012,958

Beverages 2.9%
♦Coca-Cola Co. (The)	110,439	8,635,225
Constellation Brands, Inc. Class A (a)	90,149	2,439,432
PepsiCo., Inc.	53,395	3,772,891

		14,847,548

Biotechnology 2.9%
Amgen, Inc.	64,787	4,732,042
Biogen Idec, Inc. (a)	26,555	3,834,011
Celgene Corp. (a)	51,692	3,316,559
Gilead Sciences, Inc. (a)	53,404	2,738,557
Vertex Pharmaceuticals, Inc. (a)	5,063	283,123

		14,904,292

Capital Markets 1.6%
Bank of New York Mellon Corp. (The)	102,894	2,258,523
BlackRock, Inc.	882	149,781
Charles Schwab Corp. (The)	65,472	846,553
Legg Mason, Inc.	11,763	310,191
Northern Trust Corp.	32,208	1,482,212
Raymond James Financial, Inc.	21,817	747,014
State Street Corp.	45,967	2,051,967
Waddell & Reed Financial, Inc. Class A	15,932	482,421

		8,328,662

Chemicals 1.9%
Albemarle Corp.	6,661	397,262
CF Industries Holdings, Inc.	9,277	1,797,326
Cytec Industries, Inc.	10,900	639,176
Eastman Chemical Co.	22,341	1,125,316
Monsanto Co.	990	81,952

	Shares	Value

Chemicals (continued)
PPG Industries, Inc.	27,728	$2,942,496
Sherwin-Williams Co. (The)	16,043	2,123,291
Valspar Corp. (The)	13,853	727,144

		9,833,963

Commercial Banks 2.1%
Comerica, Inc.	564	17,321
East West Bancorp, Inc.	30,766	721,770
Fifth Third Bancorp	197,056	2,640,550
KeyCorp	264,579	2,047,842
SVB Financial Group (a)	7,239	425,074
U.S. Bancorp	6,868	220,875
Wells Fargo & Co.	147,755	4,940,927

		11,014,359

Commercial Services & Supplies 0.0%‡
Corrections Corporation of America	1,931	56,868

Communications Equipment 1.3%
Cisco Systems, Inc.	210,075	3,606,988
Harris Corp.	29,597	1,238,635
QUALCOMM, Inc.	31,874	1,774,744

		6,620,367

Computers & Peripherals 5.3%
♦Apple, Inc. (a)	42,309	24,708,456
Dell, Inc. (a)	76,849	962,150
Western Digital Corp. (a)	44,663	1,361,328

		27,031,934

Construction & Engineering 0.1%
URS Corp.	7,074	246,741

Consumer Finance 1.7%
American Express Co.	34,981	2,036,244
Capital One Financial Corp.	65,516	3,581,104
Discover Financial Services	89,703	3,101,930

		8,719,278

Diversified Consumer Services 0.2%
H&R Block, Inc.	72,569	1,159,653

Diversified Financial Services 2.5%
Bank of America Corp.	591,272	4,836,605
Citigroup, Inc.	39,489	1,082,393
JPMorgan Chase & Co.	190,041	6,790,165
NYSE Euronext	9,715	248,510

		12,957,673

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-64	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services 3.6%
♦AT&T, Inc.	305,474	$10,893,203
tw telecom, Inc. (a)	631	16,191
Verizon Communications, Inc.	169,300	7,523,692

		18,433,086

Electric Utilities 0.5%
Edison International	9,306	429,937
Exelon Corp.	15,950	600,039
Progress Energy, Inc.	3,478	209,271
Southern Co.	27,563	1,276,167

		2,515,414

Electrical Equipment 0.5%
Cooper Industries PLC	6,532	445,352
Emerson Electric Co.	40,786	1,899,812

		2,345,164

Electronic Equipment & Instruments 0.2%
TE Connectivity, Ltd.	26,782	854,614

Energy Equipment & Services 0.6%
Diamond Offshore Drilling, Inc.	22,052	1,303,935
Nabors Industries, Ltd. (a)	39,733	572,155
Schlumberger, Ltd.	21,095	1,369,276

		3,245,366

Food & Staples Retailing 3.6%
Costco Wholesale Corp.	41,190	3,913,050
CVS Caremark Corp.	102,580	4,793,563
Kroger Co. (The)	110,424	2,560,733
Wal-Mart Stores, Inc.	105,466	7,353,089
Walgreen Co.	931	27,539

		18,647,974

Food Products 1.6%
Archer-Daniels-Midland Co.	62,085	1,832,749
ConAgra Foods, Inc.	34,888	904,646
Dean Foods Co. (a)	149,966	2,553,921
Kraft Foods, Inc. Class A	15,233	588,298
Tyson Foods, Inc. Class A	128,208	2,414,157

		8,293,771

Gas Utilities 0.1%
ONEOK, Inc.	13,965	590,859

Health Care Equipment & Supplies 0.9%
Boston Scientific Corp. (a)	422,316	2,394,532
Hologic, Inc. (a)	4,441	80,116
ResMed, Inc. (a)	69,056	2,154,547

		4,629,195

Health Care Providers & Services 3.7%
Aetna, Inc.	59,460	2,305,264
AmerisourceBergen Corp.	71,495	2,813,328

	Shares	Value

Health Care Providers & Services (continued)
Express Scripts Holding Co. (a)	9,647	$538,592
Humana, Inc.	20,999	1,626,163
McKesson Corp.	35,005	3,281,719
Omnicare, Inc.	62,483	1,951,344
UnitedHealth Group, Inc.	82,014	4,797,819
WellPoint, Inc.	29,915	1,908,278

		19,222,507

Hotels, Restaurants & Leisure 2.3%
Darden Restaurants, Inc.	10,780	545,791
International Game Technology	72,124	1,135,953
Marriott International, Inc. Class A	69,414	2,721,029
McDonald’s Corp.	17,132	1,516,696
Starwood Hotels & Resorts Worldwide, Inc.	26,014	1,379,783
Wyndham Worldwide Corp.	49,969	2,635,365
Wynn Resorts, Ltd.	19,615	2,034,468

		11,969,085

Household Durables 0.6%
Newell Rubbermaid, Inc.	4,832	87,652
PulteGroup, Inc. (a)	262,585	2,809,660

		2,897,312

Household Products 1.9%
Kimberly-Clark Corp.	17,255	1,445,451
♦Procter & Gamble Co. (The)	132,134	8,093,208

		9,538,659

Industrial Conglomerates 2.5%
3M Co.	31,438	2,816,845
General Electric Co.	321,424	6,698,476
Tyco International, Ltd.	60,694	3,207,678

		12,722,999

Insurance 4.0%
Aflac, Inc.	74,396	3,168,526
American Financial Group, Inc.	28,071	1,101,225
American International Group, Inc. (a)	63,334	2,032,388
Assurant, Inc.	522	18,187
Berkshire Hathaway, Inc. Class B (a)	44,785	3,731,934
Chubb Corp. (The)	8,401	611,761
Everest Re Group, Ltd.	20,274	2,098,156
Hartford Financial Services Group, Inc. (The)	82,599	1,456,221
MetLife, Inc.	84,461	2,605,622
Principal Financial Group, Inc.	28,544	748,709
Prudential Financial, Inc.	10,268	497,279
Travelers Cos., Inc. (The)	35,573	2,270,980

		20,340,988

Internet & Catalog Retail 0.5%
Amazon.com, Inc. (a)	8,158	1,862,879
Expedia, Inc.	19,488	936,788

		2,799,667

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-65

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Internet Software & Services 2.2%
Akamai Technologies, Inc. (a)	72,912	$2,314,956
AOL, Inc. (a)	30,551	857,872
♦Google, Inc. Class A (a)	14,298	8,293,841
VeriSign, Inc. (a)	1,425	62,087

		11,528,756

IT Services 3.9%
Accenture PLC Class A	65,210	3,918,469
Alliance Data Systems Corp. (a)	9,767	1,318,545
Computer Sciences Corp.	42,844	1,063,388
Fidelity National Information Services, Inc.	24,222	825,486
♦International Business Machines Corp.	58,385	11,418,938
SAIC, Inc.	48,146	583,530
Total System Services, Inc.	20,308	485,970
Visa, Inc. Class A	1,610	199,044

		19,813,370

Life Sciences Tools & Services 0.9%
Agilent Technologies, Inc.	66,114	2,594,314
Covance, Inc. (a)	40,259	1,926,393

		4,520,707

Machinery 1.9%
AGCO Corp. (a)	51,189	2,340,873
Caterpillar, Inc.	1,664	141,290
Cummins, Inc.	29,386	2,847,797
Ingersoll-Rand PLC	66,096	2,787,929
Parker Hannifin Corp.	19,396	1,491,165
Xylem, Inc.	4,613	116,109

		9,725,163

Media 4.5%
Comcast Corp. Class A	186,159	5,951,503
DIRECTV Class A (a)	77,593	3,788,090
Gannett Co., Inc.	164,353	2,420,920
Interpublic Group of Cos., Inc. (The)	227,523	2,468,624
McGraw-Hill Cos., Inc. (The)	50,006	2,250,270
Omnicom Group, Inc.	3,425	166,455
Time Warner Cable, Inc.	41,829	3,434,161
Viacom, Inc. Class B	7,402	348,042
Walt Disney Co. (The)	25,438	1,233,743
Washington Post Co. Class B	2,302	860,534

		22,922,342

Multi-Utilities 1.1%
Ameren Corp.	19,220	644,639
Consolidated Edison, Inc.	40,378	2,511,108
DTE Energy Co.	8,454	501,576
Public Service Enterprise Group, Inc.	60,909	1,979,542

		5,636,865

	Shares	Value

Multiline Retail 1.2%
Big Lots, Inc. (a)	58,614	$2,390,865
J.C. Penney Co., Inc.	1	23
Kohl’s Corp.	27,373	1,245,198
Macy’s, Inc.	77,190	2,651,477

		6,287,563

Oil, Gas & Consumable Fuels 9.2%
♦Chevron Corp.	103,664	10,936,552
ConocoPhillips	38,287	2,139,477
♦ExxonMobil Corp.	221,590	18,961,456
HollyFrontier Corp.	40,120	1,421,452
Marathon Oil Corp.	31,333	801,185
Marathon Petroleum Corp.	72,767	3,268,694
Occidental Petroleum Corp.	51,823	4,444,859
Phillips 66 (a)	48,997	1,628,660
Sunoco, Inc.	5,447	258,732
Valero Energy Corp.	123,308	2,977,888
WPX Energy, Inc. (a)	20,226	327,257

		47,166,212

Paper & Forest Products 0.3%
Domtar Corp.	23,246	1,783,201

Pharmaceuticals 5.2%
Abbott Laboratories	95,960	6,186,541
Bristol-Myers Squibb Co.	3,770	135,532
Eli Lilly & Co.	95,700	4,106,487
Johnson & Johnson	89,836	6,069,320
Merck & Co., Inc.	113,179	4,725,223
Pfizer, Inc.	249,547	5,739,581

		26,962,684

Real Estate Investment Trusts 0.4%
American Tower Corp.	9,322	651,701
Hospitality Properties Trust	41,534	1,028,797
Public Storage	2,648	382,398
Simon Property Group, Inc.	714	111,141

		2,174,037

Road & Rail 0.5%
J.B. Hunt Transport Services, Inc.	26,995	1,608,902
Norfolk Southern Corp.	9,278	665,882
Union Pacific Corp.	2,682	319,989

		2,594,773

Semiconductors & Semiconductor Equipment 3.5%
Advanced Micro Devices, Inc. (a)	314,152	1,800,091
Applied Materials, Inc.	260,088	2,980,608
Intel Corp.	290,307	7,736,682
KLA-Tencor Corp.	53,971	2,658,072
NVIDIA Corp. (a)	203,607	2,813,849

		17,989,302

M-66	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Software 5.2%
BMC Software, Inc. (a)	14,126	$602,898
CA, Inc.	78,313	2,121,499
Cadence Design Systems, Inc. (a)	150,385	1,652,731
♦Microsoft Corp.	383,443	11,729,521
Oracle Corp.	244,634	7,265,630
Symantec Corp. (a)	105,587	1,542,626
Synopsys, Inc. (a)	62,813	1,848,587

		26,763,492

Specialty Retail 3.7%
Advance Auto Parts, Inc.	33,732	2,301,197
American Eagle Outfitters, Inc.	40,767	804,333
Ascena Retail Group, Inc. (a)	99,443	1,851,629
Chico’s FAS, Inc.	45,087	669,091
Foot Locker, Inc.	77,418	2,367,442
Gap, Inc. (The)	75,617	2,068,881
Home Depot, Inc. (The)	19,427	1,029,437
Lowe’s Cos., Inc.	132,800	3,776,832
O’Reilly Automotive, Inc. (a)	22,821	1,911,715
PetSmart, Inc.	31,134	2,122,716
TJX Cos., Inc.	7,699	330,518

		19,233,791

Tobacco 2.7%
Altria Group, Inc.	62,362	2,154,607
Lorillard, Inc.	18,047	2,381,302
♦Philip Morris International, Inc.	96,889	8,454,534
Reynolds American, Inc.	19,642	881,336

		13,871,779

Trading Companies & Distributors 0.4%
United Rentals, Inc. (a)	60,274	2,051,727

Wireless Telecommunication Services 0.3%
Sprint Nextel Corp. (a)	403,333	1,314,866

Total Common Stocks (Cost $447,421,503)		511,287,805

Exchange Traded Fund 0.5% (b)
S&P 500 Index—SPDR Trust Series 1	18,247	2,486,518

Total Exchange Traded Fund (Cost $2,418,434)		2,486,518

	Principal Amount	Value

Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $13,571 (Collateralized by a Federal National Mortgage Association security with a rate of 0.74% and a maturity date of 6/4/15, with a Principal Amount of $15,000 and a Market Value of $15,014)	$13,571	$13,571

Total Short-Term Investment (Cost $13,571)		13,571

Total Investments (Cost $449,853,508) (c)	100.0%	513,787,894
Other Assets, Less Liabilities	0.0 ‡	182,777
Net Assets	100.0%	$513,970,671

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2012, cost is $461,714,764 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$71,595,144
Gross unrealized depreciation	(19,522,014)

Net unrealized appreciation	$52,073,130

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-67

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$511,287,805	$—	$—	$511,287,805
Exchange Traded Fund	2,486,518	—	—	2,486,518
Short-Term Investment
Repurchase Agreement	—	13,571	—	13,571

Total Investments in Securities	$513,774,323	$13,571	$—	$513,787,894

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-68	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $449,853,508)	$513,787,894
Receivables:
Investment securities sold	3,622,352
Dividends and interest	554,075
Fund shares sold	301,196
Other assets	4,731

Total assets	518,270,248

Liabilities
Payables:
Investment securities purchased	3,592,771
Fund shares redeemed	338,385
Manager (See Note 3)	224,748
Shareholder communication	89,883
Professional fees	35,861
NYLIFE Distributors (See Note 3)	11,572
Custodian	2,708
Accrued expenses	3,649

Total liabilities	4,299,577

Net assets	$513,970,671

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,444
Additional paid-in capital	609,659,789

609,689,233
Undistributed net investment income	12,275,218
Accumulated net realized gain (loss) on investments	(171,928,166)
Net unrealized appreciation (depreciation) on investments	63,934,386

Net assets	$513,970,671

Initial Class
Net assets applicable to outstanding shares	$455,704,386

Shares of beneficial interest outstanding	26,088,094

Net asset value per share outstanding	$17.47

Service Class
Net assets applicable to outstanding shares	$58,266,285

Shares of beneficial interest outstanding	3,355,985

Net asset value per share outstanding	$17.36

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-69

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$5,431,205
Interest	1,278

Total income	5,432,483

Expenses
Manager (See Note 3)	1,430,171
Distribution and service—Service Class (See Note 3)	74,067
Shareholder communication	50,325
Professional fees	33,986
Custodian	17,714
Trustees	7,626
Miscellaneous	10,175

Total expenses	1,624,064

Net investment income (loss)	3,808,419

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	18,151,732
Net change in unrealized appreciation (depreciation) on investments	23,440,978

Net realized and unrealized gain (loss) on investments	41,592,710

Net increase (decrease) in net assets resulting from operations	$45,401,129

M-70	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,808,419	$8,471,426
Net realized gain (loss) on investments	18,151,732	35,820,919
Net change in unrealized appreciation (depreciation) on investments	23,440,978	(35,010,452)

Net increase (decrease) in net assets resulting from operations	45,401,129	9,281,893

Dividends to shareholders:
From net investment income:
Initial Class	—	(7,500,653)
Service Class	—	(759,825)

Total dividends to shareholders	—	(8,260,478)

Capital share transactions:
Net proceeds from sale of shares	3,784,405	28,945,141
Net asset value of shares issued to shareholders in reinvestment of dividends	—	8,260,478
Cost of shares redeemed	(44,992,948)	(168,860,077)

Increase (decrease) in net assets derived from capital share transactions	(41,208,543)	(131,654,458)

Net increase (decrease) in net assets	4,192,586	(130,633,043)

Net Assets
Beginning of period	509,778,085	640,411,128

End of period	$513,970,671	$509,778,085

Undistributed net investment income at end of period	$12,275,218	$8,466,799

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-71

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$16.02		$16.04	$14.48	$12.06	$23.60	$24.51

Net investment income (loss)	0.13	(a)	0.25 (a)	0.20 (a)	0.21 (a)	0.22	0.32 (a)
Net realized and unrealized gain (loss) on investments	1.32		(0.02)	1.60	2.48	(8.72)	1.01

Total from investment operations	1.45		0.23	1.80	2.69	(8.50)	1.33

Less dividends and distributions:
From net investment income	—		(0.25)	(0.24)	(0.27)	(0.30)	(0.32)
From net realized gain on investments	—		—	—	—	(2.74)	(1.92)

Total dividends and distributions	—		(0.25)	(0.24)	(0.27)	(3.04)	(2.24)

Net asset value at end of period	$17.47		$16.02	$16.04	$14.48	$12.06	$23.60

Total investment return	9.05	%(b)(c)	1.57%	12.60%	22.40%	(36.39%)	5.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	%††	1.45%	1.40%	1.66%	1.44%	1.26%
Net expenses	0.60	%††	0.59%	0.61%	0.60%	0.56%	0.50%
Portfolio turnover rate	72%		102%	107%	100%	111%	105%
Net assets at end of period (in 000’s)	$455,704		$452,849	$574,582	$573,296	$585,158	$932,918

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$15.94		$15.96	$14.41		$12.00	$23.48	$24.41

Net investment income (loss)	0.11	(a)	0.21 (a)	0.17	(a)	0.17 (a)	0.23	0.25 (a)
Net realized and unrealized gain (loss) on investments	1.31		(0.02)	1.59		2.47	(8.72)	1.02

Total from investment operations	1.42		0.19	1.76		2.64	(8.49)	1.27

Less dividends and distributions:
From net investment income	—		(0.21)	(0.21)		(0.23)	(0.25)	(0.28)
From net realized gain on investments	—		—	—		—	(2.74)	(1.92)

Total dividends and distributions	—		(0.21)	(0.21)		(0.23)	(2.99)	(2.20)

Net asset value at end of period	$17.36		$15.94	$15.96		$14.41	$12.00	$23.48

Total investment return	8.91	%(b)(c)	1.31%	12.32%		22.08%	(36.55%)	4.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24	%††	1.21%	1.15	%(a)	1.39%	1.18%	1.01%
Net expenses	0.85	%††	0.84%	0.86%		0.85%	0.81%	0.75%
Portfolio turnover rate	72%		102%	107%		100%	111%	105%
Net assets at end of period (in 000’s)	$58,266		$56,929	$65,829		$62,413	$51,434	$83,279

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-72	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	5.27%	3.87%	4.49%	5.51%	0.84%
Service Class Shares	5.14	3.61	4.22	5.24	1.09

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	9.49%	5.45%	0.22%	3.31%
MSCI EAFE® Index[3]	2.96	–13.83	–6.10	–0.28
Barclays U.S. Aggregate Bond Index[3]	2.37	7.47	6.79	6.18
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	4.26	2.70	3.22	4.18

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-73

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,052.70	$0.15	$1,024.70	$0.15

Service Class Shares	$1,000.00	$1,051.40	$1.43	$1,023.50	$1.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-74	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-78 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	M-75

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Conservative Allocation Portfolio returned 5.27% for Initial Class shares and 5.14% for Service Class shares. Over the same period, both share classes outperformed the 4.26% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio and underperformed the 9.49% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. For the six months ended June 30, 2012, both share classes outperformed the 2.96% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio. Over the same period, both share classes outperformed the 2.37% return of the Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds” that invests primarily in other MainStay Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s significant allocation to Underlying Portfolios/Funds that invest in fixed-income securities and some of those that invest in international equities—accounted for many of the challenges the Portfolio experienced in terms of relative performance.

Several significant factors contributed positively to the Portfolio’s relative performance, and most of them were related to the Portfolio’s procyclical posture during the first three months of the reporting period. Within the allocation ranges outlined in the Prospectus, the Portfolio benefited from a higher-than-normal position in equities and a strong bias toward U.S. stocks over stocks traded in overseas markets. Within the fixed-income portion of the Portfolio, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped relative performance.

Strong results from several Underlying Portfolios/Funds also contributed to relative performance. Especially notable was MainStay VP International Equity Portfolio, which was one of the best-performing Underlying Portfolios/Funds in its category.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing economic environment. Encouraged by signs of strength in the domestic economy, the Portfolio emphasized equities from the beginning of the reporting period through mid-February. At that time we became concerned that investors were growing too complacent and not properly pricing lingering risks, so we moved the allocation mix closer to the target allocations outlined in the Prospectus. As markets sold off in May, we reemphasized stocks over bonds within the allocation ranges outlined in the Prospectus.

Within the equity portion of the Portfolio, we consistently pursued two themes. The first and more pronounced theme was a preference for Underlying Portfolios/Funds that invest in U.S. stocks over Underlying Portfolios/Funds that invest in issues traded in foreign markets. We believed that American insti-

tutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Portfolio pursued was a slight bias toward Underlying Portfolios/Funds that invest in large-company stocks over Underlying Portfolios/Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform stocks in most other capitalization ranges during the six-month period, but not by a significant margin.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-76	MainStay VP Conservative Allocation Portfolio

On the fixed-income side of the Portfolio, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Portfolio heavily toward Underlying Portfolios/Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning stemmed from our continued belief that corporations have significantly improved the quality of their balance sheets in the past few years, which could help keep default rates relatively low for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Portfolio’s allocations change over the course of the reporting period?

Among the more notable changes was a partial shift away from MainStay VP Flexible Bond Opportunities Portfolio and into MainStay VP Floating Rate Portfolio. The move reflected our desire to shorten the Portfolio’s duration, thereby reducing the Portfolio’s exposure to a potential rise in interest rates.

Within the equity portion of the Portfolio, holdings in MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund were reduced while positions in MainStay VP Large Cap Growth Portfolio and MainStay ICAP Equity Fund were increased.

During the reporting period, we established a new position in the MainStay VP S&P 500 Index Portfolio to facilitate tactical trading into and out of equities on short notice. When MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP DFA / DuPont Capital Emerging Markets Portfolio became available for investment in February 2012, we also established new positions in these Underlying Portfolios/Funds.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay VP Large Cap Growth Portfolio and MainStay VP S&P 500 Index Portfolio. The lowest total returns came from Underlying Portfolios/Funds that invest overseas, including MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay VP DFA / DuPont Capital Emerging Markets Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The strongest contributions to the Portfolio’s overall performance generally come from among the Portfolio’s largest positions. (Contributions take weightings and total returns into account.) During the reporting period, MainStay 130/30 Core

Fund, which on average was the Portfolio’s largest equity position, and MainStay VP Large Cap Growth Portfolio made the strongest positive contributions to the Portfolio’s overall performance. The weakest contributor to the Portfolio’s overall performance was MainStay VP DFA / DuPont Capital Emerging Markets Portfolio, largely because it only became available late in the first quarter, after most of the positive returns during the reporting period had already been realized. MainStay VP T. Rowe Price Equity Income Portfolio was also a weak contributor for much the same reason.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

During the reporting period, a number of forces combined to put downward pressure on long-term interest rates. Among these were lingering concerns about the global economic recovery, anxiety about the European sovereign debt crisis, a pledge by central bankers to maintain a near-zero interest rate policy through the end of 2014 and the Federal Reserve’s maturity extension program (referred to by some as “operation twist”) in which the Federal Reserve redeemed shorter-term U.S. Treasury securities and bought longer-term U.S. Treasury securities. In the meantime, corporate profits continued to hold up reasonably well. The net result was that high-grade bonds generated moderate to strong returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the reporting period, higher-risk high-yield bonds and equity-linked convertible bonds provided the best results, while cash and short-duration bonds posted the lowest returns.

Which Underlying Fixed-Income Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund generated the highest total return during the reporting period, much larger positions in MainStay VP Flexible Bond Opportunities Portfolio and MainStay VP Bond Portfolio made the most significant contributions to the Portfolio’s overall performance.

Although all of the Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested provided positive returns for the reporting period, the smallest contribution came from MainStay VP Cash Management Portfolio, which invested in low-paying money-market instruments. A relatively small position in MainStay VP Convertible Portfolio accounted for the small contribution the Underlying Portfolio/Fund made to the Portfolio’s overall performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-77

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Affiliated Investment Companies 100.0%†
Equity Funds 43.2%
MainStay 130/30 Core Fund Class I (a)	6,568,842	$51,696,786
MainStay 130/30 International Fund Class I	763,643	4,711,678
MainStay Epoch International Small Cap Fund Class I	26,975	445,621
MainStay Epoch U.S. All Cap Fund Class I	853,791	20,593,432
MainStay ICAP Equity Fund Class I	1,158,741	43,649,792
MainStay ICAP International Fund Class I	264,943	7,081,928
MainStay MAP Fund Class I	1,327,389	43,803,850
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (b)	128,997	1,137,324
MainStay VP ICAP Select Equity Portfolio Initial Class	632,543	8,170,505
MainStay VP International Equity Portfolio Initial Class	347,357	3,856,086
MainStay VP Large Cap Growth Portfolio Initial Class (a)	3,376,765	54,537,821
MainStay VP Mid Cap Core Portfolio Initial Class	19,390	237,754
MainStay VP S&P 500 Index Portfolio Initial Class	656,439	18,244,784
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	332,028	3,303,760
MainStay VP U.S. Small Cap Portfolio Initial Class	304,252	2,858,442

Total Equity Funds (Cost $257,723,622)		264,329,563

Fixed Income Funds 56.8%
MainStay High Yield Opportunities Fund Class I	619,338	7,066,648
MainStay Intermediate Term Bond Fund Class I	2,215,445	24,081,885

	Shares	Value

Fixed Income Funds (continued)
MainStay VP Bond Portfolio Initial Class (a)	11,791,109	$181,327,388
MainStay VP Cash Management Portfolio Initial Class	5,948,480	5,948,343
MainStay VP Convertible Portfolio Initial Class	514,447	5,941,792
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	3,753,681	38,246,920
MainStay VP Floating Rate Portfolio Initial Class (a)	7,697,309	70,543,018
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,420,611	14,327,634

Total Fixed Income Funds (Cost $336,149,174)		347,483,628

Total Investments (Cost $593,872,796) (c)	100.0%	611,813,191
Other Assets, Less Liabilities	0.0 ‡	14,288
Net Assets	100.0%	$611,827,479

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2012, cost is $595,896,862 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$18,802,257
Gross unrealized depreciation	(2,885,928)

Net unrealized appreciation	$15,916,329

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$264,329,563	$—	$—	$264,329,563
Fixed Income Funds	347,483,628	—	—	347,483,628

Total Investments	$611,813,191	$—	$—	$611,813,191

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-78	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $593,872,796)	$611,813,191
Cash	190,599
Receivables:
Fund shares sold	458,733
Investment securities sold	58,820
Other assets	5,558

Total assets	612,526,901

Liabilities
Payables:
Investment securities purchased	249,418
Fund shares redeemed	215,239
NYLIFE Distributors (See Note 3)	120,286
Shareholder communication	81,925
Professional fees	29,064
Custodian	1,475
Accrued expenses	2,015

Total liabilities	699,422

Net assets	$611,827,479

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,583
Additional paid-in capital	560,991,302

561,042,885
Undistributed net investment income	14,006,293
Accumulated net realized gain (loss) on investments	18,837,906
Net unrealized appreciation (depreciation) on investments	17,940,395

Net assets	$611,827,479

Initial Class
Net assets applicable to outstanding shares	$11,506,885

Shares of beneficial interest outstanding	963,162

Net asset value per share outstanding	$11.95

Service Class
Net assets applicable to outstanding shares	$600,320,594

Shares of beneficial interest outstanding	50,620,232

Net asset value per share outstanding	$11.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-79

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,228,322

Expenses
Distribution and service—Service Class (See Note 3)	707,653
Shareholder communication	46,637
Professional fees	27,341
Trustees	7,919
Custodian	3,305
Miscellaneous	8,727

Total expenses	801,582

Net investment income (loss)	1,426,740

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	9,253,169
Net change in unrealized appreciation (depreciation) on investments	16,805,832

Net realized and unrealized gain (loss) on investments	26,059,001

Net increase (decrease) in net assets resulting from operations	$27,485,741

M-80	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,426,740	$10,601,971
Net realized gain (loss) on investments from affiliated investment companies transactions	9,253,169	36,969,625
Net change in unrealized appreciation (depreciation) on investments	16,805,832	(36,055,223)

Net increase (decrease) in net assets resulting from operations	27,485,741	11,516,373

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(190,473)
Service Class	—	(10,069,305)

	—	(10,259,778)

From net realized gain on investments:
Initial Class	—	(34,457)
Service Class	—	(1,976,098)

	—	(2,010,555)

Total dividends and distributions to shareholders	—	(12,270,333)

Capital share transactions:
Net proceeds from sale of shares	85,528,746	172,204,839
Net asset value of shares issued to shareholders in reinvestment of dividends	—	12,270,333
Cost of shares redeemed	(29,446,837)	(71,822,389)

Increase (decrease) in net assets derived from capital share transactions	56,081,909	112,652,783

Net increase (decrease) in net assets	83,567,650	111,898,823

Net Assets
Beginning of period	528,259,829	416,361,006

End of period	$611,827,479	$528,259,829

Undistributed net investment income at end of period	$14,006,293	$12,579,553

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-81

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.35		$11.34	$10.37	$8.89	$11.01	$10.68

Net investment income (loss)	0.04	(a)	0.28 (a)	0.29 (a)	0.34 (a)	0.32 (a)	0.30
Net realized and unrealized gain (loss) on investments	0.56		0.03	0.95	1.63	(2.35)	0.50

Total from investment operations	0.60		0.31	1.24	1.97	(2.03)	0.80

Less dividends and distributions:
From net investment income	—		(0.25)	(0.27)	(0.31)	(0.01)	(0.30)
From net realized gain on investments	—		(0.05)	—	(0.18)	(0.08)	(0.17)

Total dividends and distributions	—		(0.30)	(0.27)	(0.49)	(0.09)	(0.47)

Net asset value at end of period	$11.95		$11.35	$11.34	$10.37	$8.89	$11.01

Total investment return	5.29	%(b)(c)	2.90%	12.03%	22.28%	(18.41%)	7.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75	%††	2.44%	2.66%	3.54%	3.16%	3.28%
Net expenses (d)	0.03	%††	0.04%	0.05%	0.05%	0.06%	0.09%
Expenses (before waiver/reimbursement) (d)	0.03	%††	0.04%	0.05%	0.05%	0.06%	0.08%
Portfolio turnover rate	32%		62%	26%	38%	44%	11%
Net assets at end of period (in 000’s)	$11,507		$9,472	$8,123	$6,827	$3,984	$2,644

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-82	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.28		$11.28	$10.33	$8.86	$10.99	$10.67

Net investment income (loss)	0.03	(a)	0.25 (a)	0.27 (a)	0.33 (a)	0.30 (a)	0.26
Net realized and unrealized gain (loss) on investments	0.55		0.03	0.94	1.61	(2.35)	0.51

Total from investment operations	0.58		0.28	1.21	1.94	(2.05)	0.77

Less dividends and distributions:
From net investment income	—		(0.23)	(0.26)	(0.29)	(0.00)‡	(0.28)
From net realized gain on investments	—		(0.05)	—	(0.18)	(0.08)	(0.17)

Total dividends and distributions	—		(0.28)	(0.26)	(0.47)	(0.08)	(0.45)

Net asset value at end of period	$11.86		$11.28	$11.28	$10.33	$8.86	$10.99

Total investment return	5.14	%(b)	2.65%	11.75%	21.93%	(18.62%)	7.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49	%††	2.23%	2.47%	3.39%	2.95%	3.48%
Net expenses (c)	0.28	%††	0.29%	0.30%	0.30%	0.31%	0.34%
Expenses (before waiver/reimbursement) (c)	0.28	%††	0.29%	0.30%	0.30%	0.31%	0.33%
Portfolio turnover rate	32%		62%	26%	38%	44%	11%
Net assets at end of period (in 000’s)	$600,321		$518,788	$408,238	$291,307	$209,443	$180,682

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-83

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	4.19%	–5.33%	3.36%	6.74%	0.65%
Service Class Shares[3]	4.06	–5.56	3.11	6.48	0.90

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertible Index[4]	6.59%	–3.22%	2.03%	6.49%
Average Lipper Convertible Securities Fund[5]	4.45	–5.03	1.38	5.89

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.73% for Initial Class shares and 6.47% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-84	MainStay VP Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,041.90	$3.25	$1,021.70	$3.22

Service Class Shares	$1,000.00	$1,040.60	$4.52	$1,020.40	$4.47

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-85

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-89 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2012 (excluding short-term investment)

1.	Apache Corp., 6.00%

2.	JPMorgan Chase & Co., (Convertible into Schlumberger, Ltd.) 1.50%, due 6/25/15

3.	BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17

4.	Salix Pharmaceuticals, Ltd., 1.50%–2.75%, due 5/15/15–3/15/19

5.	Gilead Sciences, Inc., 1.00%, due 5/1/14
6.	Valeant Pharmaceuticals International, Inc., 5.375%, due 8/1/14

7.	Corsicanto, Ltd., 3.50%, due 1/15/32

8.	Allegheny Technologies, Inc., 4.25%, due 6/1/14

9.	SBA Communications Corp., 1.875%–4.00%, due 5/1/13–10/1/14

10.	Teleflex, Inc., 3.875%, due 8/1/17

M-86	MainStay VP Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Convertible Portfolio returned 4.19% for Initial Class shares and 4.06% for Service Class shares. Both share classes underperformed the 4.45% return of the average Lipper1 Convertible Securities Fund and the 6.59% return of the Bank of America Merrill Lynch All U.S. Convertible Index1 for the six months ended June 30, 2012. The Bank of America Merrill Lynch All U.S. Convertible Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed the Bank of America Merrill Lynch All U.S. Convertible Index largely because of weak performance from securities in the energy sector, where the Portfolio had an overweight position. Relative performance also suffered when a single bond position, China Medical Technologies, went into default. Convertible bond positions of several biotechnology-related companies that performed strongly partially offset the Portfolio’s weak performers.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

The biotechnology industry was the Portfolio’s strongest contributing segment, largely on the strength of the Portfolio’s positions in Incyte, Corsicanto and BioMarin Pharmaceuticals. (Contributions take weightings and total returns into account.) The technology sector was the Portfolio’s second-strongest contributor, largely driven by sizeable Portfolio holdings such as EMC Corp., Equinix and VeriSign. The consumer discretionary sector was also a strong contributor, led by a convertible bond position in automated retail solutions company Coinstar, which was a strong performer during the six-month reporting period.

The Portfolio’s weakest-contributing sector during the reporting period was energy. The Portfolio’s holdings in such companies as Chesapeake Energy and Peabody Energy were hurt by the sharp decline in the price of natural gas in the United States amid abundant supply and soft demand during an unusually warm winter. The medical devices industry was the second-weakest contributor, primarily because of China Medical Technologies’ default, despite showing nearly $200 million in cash on its most recent balance-sheet filing. The materials sector also detracted from the Portfolio’s performance, hurt by weakness at Allegheny Technologies, a producer of specialty metals such as titanium. The company’s bonds declined as investors sold common stocks whose prospects were tied to the level of worldwide economic activity.

During the reporting period, which positions made the strongest contributions to the Portfolio’s absolute performance and which positions were particularly weak?

One of the Portfolio’s strongest-performing positions was a convertible bond holding in Corsicanto, a wholly owned subsidiary of biotechnology company Amarin. The bonds rose in tandem with Amarin’s common shares, which advanced when the company indicated that it was likely to receive a patent extension for its leading drug for treating high triglycerides. Another of the Portfolio’s strongest-performing holdings was a convertible bond position in biotechnology company Incyte. The company’s convertible bonds rose sharply after the company reported better-than-expected earnings and favorable developments for its lead pipeline drug. The Portfolio’s convertible bond position in vending machine company Coinstar was also a strong contributor during the reporting period. The bonds rose in tandem with the company’s common stock when the company announced first-quarter earnings that exceeded investor expectations.

The Portfolio’s worst-performing holding was a convertible bond position in China Medical Technologies. The bonds declined sharply when the company defaulted on its interest payments, despite reporting sufficient cash reserves. Allegheny Technologies detracted from performance for the reasons previously discussed. Because the position was large and particularly equity sensitive, the loss was magnified. Convertible bonds of coal producer Peabody Energy were also weak during the reporting period. The company’s common stock and convertible bonds declined on falling coal prices and softer demand as the price of natural gas—a competing fuel for power generation—reached multiyear lows.

Did the Portfolio make any significant purchase or sales during the reporting period?

We purchased convertible bonds of energy-services company Helix Energy after the company announced an initial public offering of the securities. The company has seen increased demand for its subsea intervention and pipe-laying equipment, and we believe the company’s exploration and production assets have considerable value. The Portfolio initiated a position in the convertible preferred shares of aerospace & defense company United Technologies. The convertible preferred shares offer a 7.50% yield, which we believe is very high, and are convertible into the company’s common shares, which we believe are attractively valued.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-87

The Portfolio sold its holding of Chesapeake Energy’s convertible bonds and convertible preferred shares because we no longer had sufficient faith in the company’s management. We also trimmed our holdings of several biotech convertible bonds, including Biovail, BioMarin and Incyte, following sharps rises in their prices, which caused the holdings to become outsized positions in the Portfolio.

How did the Portfolio’s sector weightings change over the course of the reporting period?

With the sale of positions in Chesapeake Energy and Core Labs, we slightly decreased the Portfolio’s weighting in the energy sector. We slightly increased the Portfolio’s weighting in the industrials sector with the purchase of aerospace & defense company United Technologies and semi-trailer manufacturer Wabash National.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio remained overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the energy and health care sectors. As of the same date, the Portfolio held market-weight positions in the technology, materials and consumer discretionary sectors. As of June 30, 2012, the Portfolio was underweight relative to its benchmark in financials.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-88	MainStay VP Convertible Portfolio

Portfolio of Investments June 30, 2012 (Unaudited)

	Principal Amount	Value

Convertible Securities 86.4%† Convertible Bonds 74.3%
Aerospace & Defense 1.5%
GenCorp, Inc. 4.063%, due 12/31/39	$5,218,000	$5,315,838
Kaman Corp. 3.25%, due 11/15/17 (a)	1,783,000	2,030,391

		7,346,229

Airlines 0.7%
Continental Airlines, Inc. 4.50%, due 1/15/15	2,485,000	3,656,056

Apparel 0.3%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (a)	1,585,000	1,535,469

Auto Manufacturers 1.0%
Wabash National Corp. 3.375%, due 5/1/18	5,075,000	4,891,031

Auto Parts & Equipment 0.5%
ArvinMeritor, Inc. 4.00%, due 2/15/27	3,565,000	2,629,188

Biotechnology 7.9%
Amgen, Inc. 0.375%, due 2/1/13	5,952,000	6,219,840
♦Corsicanto, Ltd. 3.50%, due 1/15/32 (a)	5,131,000	9,280,696
♦Gilead Sciences, Inc. 1.00%, due 5/1/14	7,964,000	9,935,090
Incyte Corp., Ltd. 4.75%, due 10/1/15	2,545,000	6,741,069
InterMune, Inc. 2.50%, due 9/15/18	4,195,000	3,356,000
Medicines Co. (The) 1.375%, due 6/1/17 (a)	2,787,000	2,860,159

		38,392,854

Coal 2.0%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	3,111,000	2,648,239
Peabody Energy Corp. 4.75%, due 12/15/66	8,441,000	6,889,966

		9,538,205

Commercial Services 0.7%
Sotheby’s 3.125%, due 6/15/13	2,844,000	3,309,705

	Principal Amount	Value

Computers 3.8%
EMC Corp. 1.75%, due 12/1/13	$3,002,000	$4,900,765
Mentor Graphics Corp. 4.00%, due 4/1/31	1,251,000	1,340,134
NetApp, Inc. 1.75%, due 6/1/13	2,329,000	2,672,527
Quantum Corp. 3.50%, due 11/15/15	2,789,000	2,729,734
SanDisk Corp. 1.50%, due 8/15/17	6,899,000	7,131,841

		18,775,001

Distribution & Wholesale 1.4%
Titan Machinery, Inc. 3.75%, due 5/1/19 (a)	3,800,000	3,800,000
WESCO International, Inc. 6.00%, due 9/15/29	1,390,000	3,005,875

		6,805,875

Diversified Financial Services 1.1%
Air Lease Corp. 3.875%, due 12/1/18 (a)	5,596,000	5,596,000

Electronics 0.9%
TTM Technologies, Inc. 3.25%, due 5/15/15	4,539,000	4,539,000

Entertainment 1.2%
International Game Technology 3.25%, due 5/1/14	5,059,000	5,609,166

Environmental Controls 1.4%
Covanta Holding Corp. 3.25%, due 6/1/14	5,760,000	6,789,600

Food 0.9%
Spartan Stores, Inc.
3.375%, due 5/15/27 (a)	4,469,000	4,362,861
3.375%, due 5/15/27	254,000	247,968

		4,610,829

Health Care—Products 4.1%
China Medical Technologies, Inc. 4.00%, due 8/15/13 (b)	7,607,000	2,129,960
Hologic, Inc. 2.00%, due 3/1/42	5,246,000	4,885,337
Insulet Corp. 3.75%, due 6/15/16	4,145,000	4,626,856
♦Teleflex, Inc. 3.875%, due 8/1/17	7,187,000	8,417,774

		20,059,927

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-89

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Home Builders 1.1%
Lennar Corp. 3.25%, due 11/15/21 (a)	$3,456,000	$5,222,880

Insurance 0.5%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	2,186,000	2,393,670

Internet 2.6%
At Home Corp. 4.75%, due 12/31/49 (b)(c)(d)(e)	2,335,418	234
TIBCO Software, Inc. 2.25%, due 5/1/32 (a)	7,590,000	7,409,737
VeriSign, Inc. 3.25%, due 8/15/37	3,720,000	5,198,700

		12,608,671

Iron & Steel 1.9%
♦Allegheny Technologies, Inc. 4.25%, due 6/1/14	7,863,000	9,130,909

Lodging 1.4%
Home Inns & Hotels Management, Inc. 2.00%, due 12/15/15 (a)	1,465,000	1,148,194
MGM Resorts International 4.25%, due 4/15/15	5,764,000	5,857,665

		7,005,859

Machinery—Diversified 1.0%
Chart Industries, Inc. 2.00%, due 8/1/18	4,052,000	5,009,285

Media 0.7%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	3,788,000	3,319,235

Oil & Gas 0.9%
BPZ Resources, Inc. 6.50%, due 3/1/15	1,730,000	1,409,950
Stone Energy Corp. 1.75%, due 3/1/17 (a)	3,234,000	2,991,450

		4,401,400

Oil & Gas Services 4.0%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	4,923,000	5,138,381
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) 1.50%, due 6/25/15 (a)	11,715,347	14,193,143

		19,331,524

	Principal Amount	Value

Pharmaceuticals 14.8%
Akorn, Inc. 3.50%, due 6/1/16	$3,985,000	$7,631,275
♦BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	6,051,000	12,374,295
Medicis Pharmaceutical Corp. 1.375%, due 6/1/17	4,533,000	4,516,001
Medivation, Inc. 2.625%, due 4/1/17	4,827,000	5,786,366
Mylan, Inc. 3.75%, due 9/15/15	2,757,000	4,755,825
Omnicare, Inc. 3.75%, due 12/15/25	2,604,000	3,434,025
♦Salix Pharmaceuticals, Ltd.
1.50%, due 3/15/19 (a)	5,653,000	6,076,975
2.75%, due 5/15/15	3,781,000	5,142,160
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	7,784,000	8,153,740
♦Valeant Pharmaceuticals International, Inc. 5.375%, due 8/1/14 (a)	3,098,000	9,824,532
ViroPharma, Inc. 2.00%, due 3/15/17	3,135,000	4,459,538

		72,154,732

Real Estate Investment Trusts 2.1%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	3,722,000	4,843,252
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	4,882,000	5,614,300

		10,457,552

Retail 1.1%
Coinstar, Inc. 4.00%, due 9/1/14	2,919,000	5,239,605

Semiconductors 5.1%
Lam Research Corp. 1.25%, due 5/15/18	2,560,000	2,537,600
Microchip Technology, Inc. 2.125%, due 12/15/37	3,741,000	4,685,603
Micron Technology, Inc. 3.125%, due 5/1/32 (a)	5,122,000	4,693,032
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	4,621,000	4,973,351
Rovi Corp. 2.625%, due 2/15/40	4,141,000	4,006,418
Xilinx, Inc. 2.625%, due 6/15/17	2,968,000	3,821,300

		24,717,304

M-90	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Software 2.4%
Electronic Arts, Inc. 0.75%, due 7/15/16 (a)	$5,662,000	$4,982,560
Microsoft Corp. (zero coupon), due 6/15/13 (a)	5,171,000	5,513,579
Nuance Communications, Inc. 2.75%, due 8/15/27	1,008,000	1,394,820

		11,890,959

Telecommunications 5.3%
Anixter International, Inc. 1.00%, due 2/15/13	3,522,000	3,724,515
Ciena Corp. 0.875%, due 6/15/17	5,166,000	4,442,760
Interdigital, Inc. 2.50%, due 3/15/16	3,360,000	3,280,200
♦SBA Communications Corp.
1.875%, due 5/1/13	2,956,000	4,108,840
4.00%, due 10/1/14	2,260,000	4,370,275
Virgin Media, Inc. 6.50%, due 11/15/16	4,057,000	6,085,500

		26,012,090

Total Convertible Bonds (Cost $336,965,969)		362,979,810

	Shares
Convertible Preferred Stocks 12.1%
Aerospace & Defense 0.1%
United Technologies Corp. 7.50%	10,965	577,746

Auto Manufacturers 0.9%
General Motors Co. 4.75%	128,800	4,276,160

Auto Parts & Equipment 0.5%
Goodyear Tire & Rubber Co. (The) 5.88%	57,600	2,488,320

Banks 1.6%
Citigroup, Inc. 7.50%	88,900	7,606,284

Electric 0.6%
PPL Corp. 9.50%	53,500	2,830,150

	Shares	Value

Hand & Machine Tools 1.0%
Stanley Black & Decker, Inc. 4.75%	40,400	$4,727,204

Insurance 1.2%
Hartford Financial Services Group, Inc. 7.25%	130,000	2,431,000
MetLife, Inc. 5.00%	58,700	3,631,769

		6,062,769

Media 1.2%
Nielsen Holdings N.V. 6.25%	115,400	5,935,887

Oil & Gas 4.0%
♦Apache Corp. 6.00%	283,000	14,217,920
Energy XXI Bermuda, Ltd. 5.63%	11,500	3,902,709
SandRidge Energy, Inc. 7.00%	13,800	1,447,841

		19,568,470

Pharmaceuticals 0.7%
Omnicare Capital Trust II 4.00%	84,000	3,632,160

Real Estate Investment Trusts 0.3%
Health Care REIT, Inc. 6.50%	26,800	1,447,200

Total Convertible Preferred Stocks (Cost $64,603,481)		59,152,350

Total Convertible Securities (Cost $401,569,450)		422,132,160

Common Stocks 7.5%
Apparel 0.8%
Iconix Brand Group, Inc. (f)	218,000	3,808,460

Auto Manufacturers 0.0%‡
General Motors Co. (f)	1,638	32,301
General Motors Corp. (Escrow Shares) (c)(e)(f)	355,800	36

		32,337

Auto Parts & Equipment 0.0%‡
Meritor, Inc. (f)	33,900	176,958

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-91

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Computers 0.8%
Quantum Corp. (f)	187,800	$381,234
Synopsys, Inc. (f)	125,000	3,678,750

		4,059,984

Electronics 0.0%‡
TTM Technologies, Inc. (f)	18,000	169,380

Engineering & Construction 0.2%
McDermott International, Inc. (f)	65,000	724,100

Internet 0.5%
Symantec Corp. (f)	154,400	2,255,784

Machinery—Diversified 0.2%
Babcock & Wilcox Co. (f)	32,500	796,250

Oil & Gas 0.4%
Forest Oil Corp. (f)	26,200	192,046
HollyFrontier Corp.	24,346	862,579
Transocean, Ltd.	24,000	1,073,520

		2,128,145

Oil & Gas Services 2.7%
Baker Hughes, Inc.	75,000	3,082,500
Core Laboratories N.V.	45,558	5,280,172
Gulf Island Fabrication, Inc.	13,100	369,551
Halliburton Co.	73,392	2,083,599
ION Geophysical Corp. (f)	360,900	2,378,331

		13,194,153

Pharmaceuticals 0.9%
Merck & Co., Inc.	110,553	4,615,588

Semiconductors 0.5%
Lam Research Corp. (f)	61,100	2,305,914

Transportation 0.5%
Tidewater, Inc.	49,600	2,299,457

Total Common Stocks (Cost $39,947,662)		36,566,510

	Number of Warrants	Value

Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (f)	634	$6,986
Strike Price $18.33 Expires 7/10/19 (f)	634	4,299

Total Warrants (Cost $569)		11,285

	Principal Amount
Short-Term Investment 5.9%
Repurchase Agreement 5.9%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $28,653,733 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 12/31/13, with a Principal Amount of $28,510,000 and a Market Value of $29,228,252)	$28,653,709	28,653,709

Total Short-Term Investment (Cost $28,653,709)		28,653,709

Total Investments (Cost $470,171,390) (g)	99.8%	487,363,664
Other Assets, Less Liabilities	0.2	833,147
Net Assets	100.0%	$488,196,811

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Issue in default.

(c)	Illiquid security. The total market value of these securities as of June 30, 2012 is $270, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Restricted security.

(e)	Fair valued security. The total market value of these securities as of June 30, 2012 is $270, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(f)	Non-income producing security.

(g)	As of June 30, 2012, cost is $471,972,848 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$46,001,999
Gross unrealized depreciation	(30,611,183)

Net unrealized appreciation	$15,390,816

M-92	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$362,979,576	$234	$362,979,810
Convertible Preferred Stocks	59,152,350	—	—	59,152,350

Total Convertible Securities	59,152,350	362,979,576	234	422,132,160

Common Stocks (c)	36,566,474	—	36	36,566,510
Warrants	11,285	—	—	11,285
Short-Term Investment
Repurchase Agreement	—	28,653,709	—	28,653,709

Total Investments in Securities	$95,730,109	$391,633,285	$270	$487,363,664

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $234 is held in Internet within the Convertible Bonds Section of the Portfolio of Investments.

(c)	The Level 3 security valued at $36 is held in Internet within the Common Stocks Section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012
Convertible Bonds Internet	$234	$—	$—	$—	$—	$—	$—	$—	$234	$—
Common Stocks Auto Manufacturers	2,901	—	—	(2,675)	—	(190)	—	—	36	(2,864)

Total	$3,135	$—	$—	$(2,675)	$—	$(190)	$—	$—	$270	$(2,864)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-93

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $470,171,390)	$487,363,664
Receivables:
Dividends and interest	1,978,494
Investment securities sold	755,253
Fund shares sold	56,892
Other assets	4,525

Total assets	490,158,828

Liabilities
Payables:
Investment securities purchased	1,374,369
Manager (See Note 3)	235,939
Fund shares redeemed	168,889
Shareholder communication	76,905
NYLIFE Distributors (See Note 3)	63,824
Professional fees	38,152
Custodian	854
Accrued expenses	3,085

Total liabilities	1,962,017

Net assets	$488,196,811

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,492
Additional paid-in capital	438,981,654

439,024,146
Undistributed net investment income	16,677,750
Accumulated net realized gain (loss) on investments	15,302,641
Net unrealized appreciation (depreciation) on investments	17,192,274

Net assets	$488,196,811

Initial Class
Net assets applicable to outstanding shares	$171,219,124

Shares of beneficial interest outstanding	14,824,333

Net asset value per share outstanding	$11.55

Service Class
Net assets applicable to outstanding shares	$316,977,687

Shares of beneficial interest outstanding	27,667,531

Net asset value per share outstanding	$11.46

M-94	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,987,367
Dividends (a)	1,947,113

Total income	6,934,480

Expenses
Manager (See Note 3)	1,505,085
Distribution and service—Service Class (See Note 3)	406,010
Shareholder communication	43,292
Professional fees	40,770
Trustees	7,275
Custodian	4,681
Miscellaneous	9,882

Total expenses	2,016,995

Net investment income (loss)	4,917,485

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	15,296,628
Net change in unrealized appreciation (depreciation) on investments	(89,452)

Net realized and unrealized gain (loss) on investments	15,207,176

Net increase (decrease) in net assets resulting from operations	$20,124,661

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,827.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-95

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,917,485	$12,226,774
Net realized gain (loss) on investments	15,296,628	13,617,387
Net change in unrealized appreciation (depreciation) on investments	(89,452)	(52,996,141)

Net increase (decrease) in net assets resulting from operations	20,124,661	(27,151,980)

Dividends to shareholders:
From net investment income:
Initial Class	—	(4,471,908)
Service Class	—	(7,427,112)

Total dividends to shareholders	—	(11,899,020)

Capital share transactions:
Net proceeds from sale of shares	17,788,395	84,690,779
Net asset value of shares issued to shareholders in reinvestment of dividends	—	11,899,020
Cost of shares redeemed	(38,252,124)	(105,153,783)

Increase (decrease) in net assets derived from capital share transactions	(20,463,729)	(8,563,984)

Net increase (decrease) in net assets	(339,068)	(47,614,984)

Net Assets
Beginning of period	488,535,879	536,150,863

End of period	$488,196,811	$488,535,879

Undistributed net investment income at end of period	$16,677,750	$11,760,265

M-96	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.09		$11.96	$10.45	$7.29	$13.98	$12.75

Net investment income (loss)	0.12	(a)	0.29 (a)	0.30 (a)	0.38 (a)	0.27	0.28
Net realized and unrealized gain (loss) on investments	0.34		(0.88)	1.53	2.98	(5.13)	1.63

Total from investment operations	0.46		(0.59)	1.83	3.36	(4.86)	1.91

Less dividends and distributions:
From net investment income	—		(0.28)	(0.32)	(0.20)	(0.27)	(0.32)
From net realized gain on investments	—		—	—	—	(1.56)	(0.36)

Total dividends and distributions	—		(0.28)	(0.32)	(0.20)	(1.83)	(0.68)

Net asset value at end of period	$11.55		$11.09	$11.96	$10.45	$7.29	$13.98

Total investment return	4.15	%(b)(c)	(4.75%)	17.86%	46.08%	(34.42%)	14.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12	%††	2.43%	2.77%	4.30%	2.32%	1.64%
Net expenses	0.64	%††	0.65%	0.66%	0.66%	0.65%	0.62%
Portfolio turnover rate	29%		80%	83%	73%	107%	119%
Net assets at end of period (in 000’s)	$171,219		$173,777	$223,633	$181,366	$135,743	$242,925

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.01		$11.89	$10.39	$7.26	$13.92	$12.71

Net investment income (loss)	0.11	(a)	0.26 (a)	0.27 (a)	0.36 (a)	0.25	0.18
Net realized and unrealized gain (loss) on investments	0.34		(0.88)	1.53	2.95	(5.11)	1.68

Total from investment operations	0.45		(0.62)	1.80	3.31	(4.86)	1.86

Less dividends and distributions:
From net investment income	—		(0.26)	(0.30)	(0.18)	(0.24)	(0.29)
From net realized gain on investments	—		—	—	—	(1.56)	(0.36)

Total dividends and distributions	—		(0.26)	(0.30)	(0.18)	(1.80)	(0.65)

Net asset value at end of period	$11.46		$11.01	$11.89	$10.39	$7.26	$13.92

Total investment return	4.09	%(b)(c)	(4.99%)	17.56%	45.71%	(34.58%)	14.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87	%††	2.19%	2.52%	4.03%	2.12%	1.39%
Net expenses	0.89	%††	0.90%	0.91%	0.91%	0.90%	0.87%
Portfolio turnover rate	29%		80%	83%	73%	107%	119%
Net assets at end of period (in 000’s)	$316,978		$314,759	$312,518	$227,463	$121,201	$157,565

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-97

MainStay VP DFA / DuPont Capital Emerging Markets Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–11.83%	1.37%
Service Class Shares	–11.91	1.62

Benchmark Performance	Since Inception (2/17/12)
MSCI Emerging Markets Index[3]	–10.50%
Average Lipper Variable Products Emerging Markets Portfolio[4]	–9.38

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-98	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 17, 2012, to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 17, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 2/17/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[2]

Initial Class Shares[3]	$1,000.00	$881.70	$4.65	$1,013.40	$4.98

Service Class Shares[3]	$1,000.00	$880.90	$5.51	$1,012.40	$5.89

1.	The inception date of the Portfolio.

2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.35% for Initial Class and 1.60% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 134 (to reflect the since-inception period which took place after the close of business on February 17, 2012). The table above represents the actual expenses incurred during the period.

3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2012. Had these shares been offered for the full six-month period ended June 30, 2012, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.77 for Initial Class and $8.02 for Service Class and the ending account value would have been $1,018.20 for Initial Class and $1,016.90 for Service Class.

mainstayinvestments.com	M-99

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-104 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	China Mobile, Ltd.

2.	Gazprom OAO, Sponsored ADR

3.	iShares MSCI Emerging Markets Index Fund

4.	Reliance Industries, Ltd., Sponsored GDR

5.	America Movil S.A.B. de C.V. Series L
6.	China Petroleum & Chemical Corp. Class H

7.	Vanguard Emerging Markets

8.	Shinhan Financial Group Co., Ltd.

9.	MTN Group, Ltd.

10.	Novatek Microelectronics Corp.

M-100	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Karen Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall and Henry F. Gray of Dimensional Fund Advisors LP (“DFA”) and by portfolio manager Rafi U. Zaman, CFA, of DuPont Capital Management Corporation (“DuPont Capital”), the Portfolio’s Subadvisors.

How did MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio perform relative to its peers and its benchmark from February 17 through June 30, 2012?

The inception date for the MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio was February 17, 2012. From February 17 through June 30, 2012, MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio returned –11.83% for Initial Class shares and –11.91% for Service Class shares. Both share classes underperformed the –9.38% return of the average Lipper1 Variable Products Emerging Markets Portfolio and the –10.50% return of the MSCI Emerging Markets Index1 for the period from February 17 to June 30, 2012. The MSCI Emerging Markets Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

DFA

In our portion of the Portfolio, a focus on deep-value stocks—and lower exposure to stocks that were more growth-oriented—detracted from performance relative to the style-neutral MSCI Emerging Markets Index. While value stocks generally underperformed growth stocks during the reporting period, deep-value stocks were particularly poor performers.

DuPont Capital

In our portion of the Portfolio, stock selection was the primary driver of relative performance, although country and sector allocation also affected results. From a regional perspective, our portion of the Portfolio held up better than the benchmark in Latin America and Asia, although overall results were negative. In our portion of the Portfolio, holdings in Mexico, Thailand and Turkey gained more than the MSCI Emerging Markets Index as a whole and added value during the reporting period. Our portion of the Portfolio also outperformed the overall benchmark performance in South Korea, even though absolute returns were negative. Underweight allocations to Brazil and India, which were the worst-performing countries during the reporting period, also added value in our portion of the Portfolio. Weaker-than-benchmark results in Russia, South Africa and Taiwan detracted from relative performance.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

DFA

In our portion of the Portfolio, financials made the most substantial contribution to performance relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) Value stocks within financials performed well, and the Portfolio benefited from a higher allocation to those stocks.

The sectors where value stocks were weak performers—specifically, the information technology, energy, telecommunication services and consumer staples sectors—detracted the most from relative performance.

DuPont Capital

In our portion of the Portfolio, the sectors that made the strongest contributions to the Portfolio’s relative performance were telecommunication services, financials and materials. Favorable stock selection and an overweight position made telecommunication services the Portfolio’s strongest-contributing sector relative to the MSCI Emerging Markets Index. Financial positions in our portion of the Portfolio were less negative than those in the benchmark and contributed positively to relative performance. An underweight position in the materials sector, one of the weakest-performing sectors in the MSCI Emerging Markets Index, also helped relative performance in our portion of the Portfolio.

In our portion of the Portfolio, the sectors that made the weakest contributions to relative performance were industrials, information technology and energy. In each of these sectors, our portion of the Portfolio underperformed the corresponding sector holdings in the MSCI Emerging Markets Index. An underweight position in information technology also detracted from relative results, as this sector held up better than the corresponding sector holdings during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

DFA

Our strategy targets a broad cross-section of deep-value securities across the market capitalization spectrum in emerging- market countries. As a result, performance was determined primarily by broad structural trends in emerging markets rather than by the behavior of a limited number of stocks.

During the reporting period, the strongest contributors to absolute performance in our portion of the Portfolio were Mexican financial services company Grupo Financiero Banorte, Mexican industrial company Alfa and Turkish bank Turkiye Bankasi.

The holdings that detracted the most from absolute performance in our portion of the Portfolio during the reporting period were Russian gas producer Gazprom, Brazilian oil producer Petroleo Brasileiro and Brazilian bank Banco Santander Brasil.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-101

DuPont Capital

In our portion of the Portfolio, the three strongest contributors to absolute performance were South Korean personal products company AmorePacific, Thailand commercial bank Kasikornbank and wireless telecommunication services company China Mobile. AmorePacific performed well because of its defensive characteristics and the turnaround in its door-to-door cosmetics business. We trimmed our position in the stock, as valuations recently rose. Kasikornbank continues to report better-than-expected numbers. First-quarter earnings were driven by strong fee income and lower costs. We recently trimmed our position in the stock, along other emerging-market financial positions. China Mobile performed well because of the company’s defensive characteristics and the company’s competitive outlook when 4G service is introduced in China. Although the stock remains cheap, we have trimmed our position along with other Asian telecom companies.

The weakest contributors in our portion of the Portfolio were Taiwanese computer and consumer electronics company Compal Electronics, Korean electronic products company Samsung SDI and Russian oil and gas distributor Gazprom. Although Compal Electronics delivered disappointing returns during the reporting period, we maintained our position in the stock. Our limited exposure to Samsung SDI detracted from absolute performance because the stock advanced during the reporting period on rising earnings from smartphones. When the stock reached valuations that we believed were too expensive, we sold our position in the company. Gazprom performed poorly because of concerns about the company’s substantial exposure to Western Europe and the possibility that Russian mineral extraction taxes might lower future profits. We continue to hold a position in the stock.

Were there other stocks that were particularly noteworthy during the reporting period?

DFA

We employ an exclusion process rather than an inclusion process to select appropriate securities for our portion of the Portfolio. Within each emerging market, all companies that meet our quantitative criteria and pass our screening process and momentum tests are considered eligible for purchase. We limit our portion of the Portfolio to a maximum of 5% exposure to any one stock at purchase, though given the large number of securities in the Portfolio, we typically do not need to apply this restriction.

DuPont Capital

Advanced Info Services, a wireless telecommunications company in Thailand, benefited from better-than-expected earnings reports and the market’s anticipation of a successful 3G auction later this year. As valuations rose, we trimmed our position in the stock.

Turkish commercial bank Turkiye Vakiflar Bankasi (VakifBank) also performed well as macroeconomic trends improved in Turkey and commercial banks rebounded as perceived risks fell. VakifBank outperformed other banks on strong first-quarter results and improving estimates by analysts. We trimmed the position slightly over the reporting period in light of the stock’s relative outperformance, and we continue to hold a position on the basis of the stock’s attractive valuation.

Did the Portfolio make any significant purchases or sales during the reporting period?

DFA

The Portfolio commenced operations during the reporting period, so each purchase could be considered significant in establishing our overall positioning. Going forward, however, we would not expect security weights to change significantly from month to month, primarily because of our long-term investment approach and the large number of securities we typically hold. Changes generally occur as new securities come into the buy range, as securities move out into the sell range and as fluctuations in market performance make adjustments advisable. Security weightings in our portion of the Portfolio could also be affected by changes in a company’s market cap or book-to-market characteristics.

DuPont Capital

During the reporting period, all purchases played a role in positioning of our portion of the Portfolio. Among the purchases we considered significant were South African wireless telecommunication service provider MTN Group, Indonesian commercial bank Bank Rakyat and Panamanian air transportation provider Copa Holdings. Our analysis showed that MTN Group was attractively valued, with share weakness because of concerns about the company’s Iranian business exposure. We felt that Bank Rakyat was inexpensive relative to the Indonesian market and relative to other emerging-market bank stocks. We believe that the company’s strength in micro financing may allow the bank to maintain higher profitability relative to other Indonesian banks. We purchased Copa Holdings because of the stock’s attractive valuation and the company’s compelling business model and competitive dynamics.

Significant sales included Samsung SDI, Taiwanese wireless and digital media company Mediatek and Brazilian commercial bank Banco Bradesco. Samsung was sold when we felt that valuation was excessive. We sold our entire position in Mediatek after we revised normal margins down for the company’s feature phone and smartphone segments. Increasing government intervention and narrowing spreads2 led us to sell our entire position in Banco Bradesco. The stock was widely held by large funds, which we did not find desirable.

M-102	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio

How did the Portfolio’s sector/regional weightings change during the reporting period?

DFA

In our portion of the Portfolio, weightings relative to the benchmark are a residual of a construction process that targets value stocks. With the exception of excluding REITs, we do not make an active decision to time or weight sectors or industries.

During the reporting period, our portion of the Portfolio was overweight in financials relative to the MSCI Emerging Market Index and underweight in the information technology and telecommunication services sectors.

DuPont Capital

At the regional level, our portion of the Portfolio reduced exposure to Asia and Latin America to reallocate capital to Europe, the Middle East and Africa (EMEA) over the course of the reporting period. Within EMEA, the Portfolio added exposure to the Czech Republic and South Africa. Within Asia, the Portfolio reduced exposure to South Korea shifting from a benchmark-neutral to an underweight exposure relative to the MSCI Emerging Markets Index by the end of the reporting period. The Portfolio reduced exposure to the information technology sector in Taiwan through the liquidation of several positions. The Portfolio also trimmed its positions in Asian telecommunication services and financials that had performed well during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

DFA

Our portion of the Portfolio has a higher allocation to large-cap value and small-cap value stocks than the benchmark, so it is positioned to benefit if stocks with these characteristics perform well.

DuPont Capital

As of June 30, 2012, our portion of the Portfolio reflected overweight regional exposure to emerging markets in Europe, the Middle East and Africa. This positioning was driven primarily by overweight exposure to the Czech Republic and Poland. As of the same date, our portion of the Portfolio was neutral relative to the MSCI Emerging Markets Index in Latin America, reflected through an underweight position in Brazil and overweight exposure to Mexico and Colombia, whose economic conditions, in our opinion, were more positive. As of June 30, 2012, our portion of the Portfolio maintained an underweight exposure to Asia, primarily because of underweight positions in China and India relative to the benchmark.

As of June 30, 2012, the most substantially overweight sector positions relative to the benchmark in our portion of the Portfolio were in telecommunication services and industrials. As of the same date, the most substantially underweight position in our portion of the Portfolio was in information technology, followed by consumer staples. Generally, the relative valuation of cyclical sectors has increased in relation to defensive sectors during the first half of 2012. This widening in valuation differentials has provided interesting opportunities across the emerging-market universe.

2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues or other sovereign debt. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-103

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 90.8%†
Brazil 6.9%
All America Latina Logistica S.A. (Road & Rail)	691,500	$2,919,552
Autometal S.A. (Auto Components)	446,531	3,301,462
Banco Santander Brasil S.A., ADR (Commercial Banks) (a)	293,000	2,270,750
Bematech S.A. (Computers & Peripherals)	12,500	24,085
BrasilAgro — Companhia Brasileira de Propriedades Agricolas (Food Products) (b)	12,600	46,736
Braskem S.A., Sponsored ADR (Chemicals) (a)	12,600	167,706
Brookfield Incorporacoes S.A. (Household Durables)	94,500	155,736
Cia Providencia Industria e Comercio S.A. (Textiles, Apparel & Luxury Goods)	14,400	45,168
Embraer S.A. (Aerospace & Defense)	537,120	3,572,777
Even Construtora e Incorporadora S.A. (Household Durables)	49,600	168,914
Fibria Celulose S.A., Sponsored ADR (Paper & Forest Products) (a)(b)	81,200	608,188
Gafisa S.A., ADR (Household Durables) (a)(b)	83,400	211,836
Industrias Romi S.A. (Machinery)	3,500	10,456
JBS S.A. (Food Products) (b)	295,100	885,961
Magnesita Refratarios S.A. (Construction Materials)	26,571	84,667
Marfrig Alimentos S.A. (Food Products) (b)	53,600	249,253
Minerva S.A. (Food Products)	9,400	39,687
Paranapanema S.A. (Metals & Mining) (b)	48,800	53,453
PDG Realty S.A. Empreendimentos e Participacoes (Household Durables)	368,340	643,701
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels) (a)	91,300	1,656,182
Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels) (a)	81,400	1,527,878
Plascar Participacoes Industriais S.A. (Auto Components)	23,100	9,431
Porto Seguro S.A. (Insurance)	193,300	1,646,683
Positivo Informatica S.A. (Computers & Peripherals) (b)	9,900	27,751
Profarma Distribuidora de Produtos Farmaceuticos S.A. (Health Care Providers & Services)	100	503
Rossi Residencial S.A. (Household Durables)	67,300	165,192
SLC Agricola S.A. (Food Products)	13,908	138,422
Sul America S.A. (Insurance)	598,828	4,651,092
Tereos Internacional S.A. (Food Products)	16,700	20,953
TPI – Triunfo Participacoes e Investimentos S.A. (Transportation Infrastructure)	7,500	28,006
Vanguarda Agro S.A. (Oil, Gas & Consumable Fuels) (b)	581,500	110,017

	Shares	Value

Brazil (continued)
Viver Incorporadora e Construtora S.A. (Household Durables) (b)	42,900	$32,039

		25,474,237

Chile 2.3%
Banco de Credito e Inversiones (Commercial Banks)	8,524	530,369
Cia Cervecerias Unidas S.A., ADR (Beverages) (a)	92,838	5,789,378
Cia General de Electricidad S.A. (Electric Utilities)	966	4,381
Empresas CMPC S.A. (Paper & Forest Products)	192,421	764,689
Empresas COPEC S.A. (Industrial Conglomerates)	13,438	198,448
Enersis S.A., Sponsored ADR (Electric Utilities) (a)	45,512	851,074
Inversiones Aguas Metropolitanas S.A. (Water Utilities)	45,408	76,080
Masisa S.A. (Paper & Forest Products)	376,562	37,968
Ripley Corp. S.A. (Multiline Retail)	62,190	58,868
Socovesa S.A. (Household Durables)	26,762	11,597
Vina Concha y Toro S.A. (Beverages)	23,675	46,334

		8,369,186

China 13.7%
Agile Property Holdings, Ltd. (Real Estate Management & Development)	34,000	43,695
Agricultural Bank of China, Ltd. Class H (Commercial Banks)	1,887,000	751,594
Aluminum Corp. of China, Ltd., ADR (Metals & Mining) (a)(b)	3,800	41,420
AMVIG Holdings, Ltd. (Containers & Packaging)	60,000	26,296
Angang Steel Co., Ltd. Class H (Metals & Mining) (b)	112,000	60,923
Asia Cement China Holdings Corp. (Construction Materials)	66,000	29,180
Asian Citrus Holdings, Ltd. (Food Products)	69,000	38,600
Bank of China, Ltd. Class H (Commercial Banks)	6,844,000	2,593,644
Bank of Communications Co., Ltd. Class H (Commercial Banks)	747,000	500,699
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	194,000	117,531
Beijing Enterprises Holdings, Ltd. (Industrial Conglomerates)	53,000	317,674
BYD Electronic International Co., Ltd. (Communications Equipment)	89,000	17,896

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-104	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
China Aerospace International Holdings, Ltd. (Electronic Equipment & Instruments)	420,000	$32,483
China Agri-Industries Holdings, Ltd. (Food Products)	166,000	90,297
China All Access Holdings, Ltd. (Communications Equipment)	134,000	27,982
China Aoyuan Property Group, Ltd. (Real Estate Management & Development)	222,000	29,760
China Automation Group, Ltd. (Machinery)	110,000	26,089
China Citic Bank Corp., Ltd. Class H (Commercial Banks)	761,000	387,467
China Coal Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	246,000	201,355
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	452,000	395,022
China Communications Services Corp., Ltd. Class H (Diversified Telecommunication Services) (b)	244,000	120,145
China COSCO Holdings Co., Ltd. Class H (Marine) (b)	264,000	116,381
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	165,000	14,888
China Everbright, Ltd. (Capital Markets)	88,000	124,322
China Glass Holdings, Ltd. (Construction Materials)	172,000	22,171
China Green Holdings, Ltd. (Food Products)	102,000	22,877
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (b)	95,000	29,389
China ITS Holdings Co., Ltd. (IT Services) (b)	177,000	27,150
China Lumena New Materials Corp. (Chemicals)	260,000	43,568
China Minsheng Banking Corp., Ltd. Class H (Commercial Banks)	380,000	336,506
♦China Mobile, Ltd. (Wireless Telecommunication Services)	1,133,000	12,391,811
China National Materials Co., Ltd. Class H (Machinery)	101,000	30,985
China Oil and Gas Group, Ltd. (Gas Utilities) (b)	20,000	1,882
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	1,912,000	4,431,294
♦China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	9,514,000	8,437,322
China Properties Group, Ltd. (Real Estate Management & Development) (b)	124,000	42,197
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	202,000	167,423
China Rare Earth Holdings, Ltd. (Metals & Mining)	130,000	33,682

	Shares	Value

China (continued)
China Rongsheng Heavy Industries Group Holdings, Ltd. (Machinery)	102,000	$23,535
China SCE Property Holdings, Ltd. (Real Estate Management & Development)	147,000	33,349
China Shipping Container Lines Co., Ltd. Class H (Marine) (b)	364,000	87,270
China Shipping Development Co., Ltd. Class H (Marine)	134,000	62,527
China Southern Airlines Co., Ltd. Class H (Airlines)	188,000	82,635
China Tontine Wines Group, Ltd. (Beverages)	298,000	28,425
China Travel International Inv HK (Hotels, Restaurants & Leisure)	290,000	53,829
China Unicom Hong Kong, Ltd., ADR (Diversified Telecommunication Services) (a)	60,300	756,765
China Vanadium Titano — Magnetite Mining Co., Ltd. (Metals & Mining)	138,000	22,235
China Wireless Technologies, Ltd. (Communications Equipment)	108,000	17,819
China Yurun Food Group, Ltd. (Food Products)	63,000	54,977
China Zhongwang Holdings, Ltd. (Metals & Mining) (b)	166,000	63,336
Chongqing Machinery & Electric Co., Ltd. Class H (Industrial Conglomerates)	168,000	22,521
CIMC Enric Holdings, Ltd. (Machinery)	74,000	39,967
Citic Pacific, Ltd. (Industrial Conglomerates)	131,000	197,903
Citic Resources Holdings, Ltd. (Trading Companies & Distributors) (b)	284,000	46,492
COSCO Pacific, Ltd. (Transportation Infrastructure)	168,000	228,246
Daqing Dairy Holdings, Ltd. (Food Products) (b)(c)(d)	157,000	33,999
Franshion Properties China, Ltd. (Real Estate Management & Development)	22,000	6,607
Global Bio-Chem Technology Group Co., Ltd. (Food Products)	200,000	28,874
Golden Meditech Holdings, Ltd. (Health Care Equipment & Supplies) (b)	224,000	23,965
GOME Electrical Appliances Holdings, Ltd. (Specialty Retail)	173,000	22,746
Guangshen Railway Co., Ltd., Sponsored ADR (Road & Rail) (a)	2,500	37,550
Guangzhou R&F Properties Co., Ltd. Class H (Real Estate Management & Development)	32,800	43,294
Harbin Power Equipment Co., Ltd. Class H (Electrical Equipment)	70,000	56,033
Heng Tai Consumables Group, Ltd. (Food & Staples Retailing) (b)	1,035,000	25,615
Hidili Industry International Development, Ltd. (Oil, Gas & Consumable Fuels) (b)	107,000	29,516

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-105

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
HKC Holdings, Ltd. (Construction & Engineering)	248,000	$9,111
Hua Han Bio-Pharmaceutical Holdings, Ltd. Class H (Pharmaceuticals)	192,000	34,401
Ju Teng International Holdings, Ltd. (Electronic Equipment & Instruments)	140,000	39,701
Kaisa Group Holdings, Ltd. (Real Estate Management & Development) (b)	69,000	13,341
Kingboard Chemical Holdings, Ltd. (Electronic Equipment & Instruments)	49,000	94,236
Kingboard Laminates Holdings, Ltd. (Electronic Equipment & Instruments)	108,000	39,675
Lee & Man Paper Manufacturing, Ltd. (Paper & Forest Products)	168,000	66,915
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods)	34,000	19,020
Lonking Holdings, Ltd. (Machinery)	4,195,000	994,954
Maanshan Iron & Steel Class H (Metals & Mining) (b)	176,000	40,155
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering) (b)	217,000	46,153
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	167,000	92,778
Pacific Basin Shipping, Ltd. (Marine)	6,837,000	2,899,443
PCD Stores Group, Ltd. (Multiline Retail)	312,000	28,956
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	117,000	19,757
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	5,009,550	6,425,025
Poly Hong Kong Investments, Ltd. (Real Estate Management & Development) (b)	50,000	26,811
Real Nutriceutical Group, Ltd. (Personal Products)	97,000	21,256
Renhe Commercial Holdings Co., Ltd. (Real Estate Management & Development)	1,082,000	43,933
REXLot Holdings, Ltd. (Hotels, Restaurants & Leisure)	650,000	46,082
Samson Holding, Ltd. (Household Durables)	212,000	25,141
Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (b)	1,970,000	66,023
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	69,000	27,750
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	56,000	147,255
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H (Hotels, Restaurants & Leisure)	236,000	31,333

	Shares	Value

China (continued)
Shengli Oil & Gas Pipe Holdings, Ltd. (Energy Equipment & Services)	277,500	$20,031
Shenzhen Investment, Ltd. (Real Estate Management & Development)	222,000	52,367
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	43,000	65,736
Shougang Fushan Resources Group, Ltd. (Metals & Mining)	304,000	77,979
Shui On Land, Ltd. (Real Estate Management & Development)	41,500	16,797
Sino Oil And Gas Holdings, Ltd. (Oil, Gas & Consumable Fuels) (b)	985,000	23,870
Sino-Ocean Land Holdings, Ltd. (Real Estate Management & Development)	347,000	172,204
Sinofert Holdings, Ltd. (Chemicals)	216,000	33,132
Sinotrans Shipping, Ltd. (Marine)	133,000	31,030
Sinotruk Hong Kong, Ltd. (Machinery)	3,686,500	2,195,378
Skyworth Digital Holdings, Ltd. (Household Durables)	192,000	84,641
Soho China, Ltd. (Real Estate Management & Development)	212,500	162,156
TCC International Holdings, Ltd. (Construction Materials)	102,000	26,822
Tiangong International Co., Ltd. (Metals & Mining)	152,000	29,977
TPV Technology, Ltd. (Computers & Peripherals)	82,000	16,489
Travelsky Technology, Ltd. Class H (IT Services)	96,000	49,374
Truly International Holdings (Electronic Equipment & Instruments)	190,000	26,940
Wasion Group Holdings, Ltd. (Electronic Equipment & Instruments)	80,000	30,936
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	64,000	23,676
Xingda International Holdings, Ltd. (Metals & Mining)	86,000	27,935
Yanzhou Coal Mining Co., Ltd. Class H (Oil, Gas & Consumable Fuels) (b)	1,166,000	1,800,563
Yuexiu Property Co., Ltd. (Real Estate Management & Development)	524,000	127,657

		50,648,525

Colombia 1.6%
BanColombia S.A., Sponsored ADR (Commercial Banks) (a)	98,021	6,061,619

Czech Republic 2.5%
CEZ AS (Electric Utilities)	77,017	2,661,573
Komercni Banka A.S. (Commercial Banks)	38,505	6,682,923
Unipetrol AS (Chemicals) (b)	10,000	84,772

		9,429,268

M-106	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Egypt 0.6%
Commercial International Bank Egypt S.A.E. (Commercial Banks)	263,533	$1,131,384
Ezz Steel (Metals & Mining)	987,958	1,149,642

		2,281,026

Hungary 0.8%
EGIS Pharmaceuticals PLC (Pharmaceuticals)	38,662	2,508,186
OTP Bank PLC (Commercial Banks)	29,644	468,644

		2,976,830

India 3.4%
ICICI Bank, Ltd., Sponsored ADR (Commercial Banks) (a)	95,468	3,094,118
♦Reliance Industries, Ltd., Sponsored GDR (Oil, Gas & Consumable Fuels) (e)(f)	336,452	8,915,978
Sterlite Industries India, Ltd., ADR (Metals & Mining) (a)	48,003	363,862
Tata Steel, Ltd. (Metals & Mining) (b)	21,252	169,910

		12,543,868

Indonesia 2.4%
Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	216,000	33,346
Aneka Tambang Persero Tbk PT (Metals & Mining)	613,500	87,526
Bakrie Sumatera Plantations Tbk PT (Food Products)	1,887,000	36,565
Bakrie Telecom Tbk PT (Wireless Telecommunication Services) (b)	2,068,500	44,046
Bakrieland Development Tbk PT (Real Estate Management & Development) (b)	6,511,500	48,529
Bank Bukopin Tbk PT (Commercial Banks)	584,500	39,205
Bank Danamon Indonesia Tbk PT (Commercial Banks)	321,500	205,377
Bank Pan Indonesia Tbk PT (Commercial Banks) (b)	389,000	32,719
Bank Rakyat Indonesia Persero Tbk PT (Commercial Banks)	5,965,300	4,032,968
Bank Tabungan Negara PerseroTbk PT (Commercial Banks)	372,500	51,160
Barito Pacific Tbk PT (Chemicals) (b)	358,000	19,058
Bisi International PT (Food Products)	92,000	7,738
Bumi Resources Minerals Tbk PT (Metals & Mining) (b)	460,500	20,102
Ciputra Development Tbk PT (Real Estate Management & Development)	972,500	67,301
Ciputra Property Tbk PT (Real Estate Management & Development)	565,000	39,100
Energi Mega Persada Tbk PT (Oil, Gas & Consumable Fuels) (b)	5,217,000	79,428
Gajah Tunggal Tbk PT (Auto Components)	226,500	54,861

	Shares	Value

Indonesia (continued)
Global Mediacom Tbk PT (Media)	381,500	$61,739
Holcim Indonesia Tbk PT (Construction Materials)	117,000	30,208
Indah Kiat Pulp & Paper Corp. Tbk PT (Paper & Forest Products) (b)	439,000	49,076
Indika Energy Tbk PT (Oil, Gas & Consumable Fuels)	287,500	56,934
Indofood Sukses Makmur Tbk PT (Food Products)	416,000	214,810
Intiland Development Tbk PT (Real Estate Management & Development) (b)	876,000	31,710
Japfa Comfeed Indonesia Tbk PT (Food Products)	40,000	20,974
Kawasan Industri Jababeka Tbk PT (Real Estate Management & Development) (b)	3,458,000	68,111
Lippo Karawaci Tbk PT (Real Estate Management & Development)	3,178,500	270,727
Medco Energi Internasional Tbk PT (Oil, Gas & Consumable Fuels)	233,000	44,653
Panin Financial Tbk PT (Insurance) (b)	2,317,000	29,602
Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	221,000	14,353
Polychem Indonesia Tbk PT (Chemicals) (b)	586,000	23,084
Ramayana Lestari Sentosa Tbk PT (Multiline Retail)	5,997,500	600,229
Sentul City Tbk PT (Real Estate Management & Development) (b)	1,963,000	48,069
Tiga Pilar Sejahtera Food Tbk (Food Products) (b)	690,500	44,845
Timah Persero Tbk PT (Metals & Mining)	354,500	52,085
Vale Indonesia Tbk PT (Metals & Mining)	8,689,000	2,474,642
Wijaya Karya Persero Tbk PT (Construction & Engineering)	431,000	48,182

		9,083,062

Jordan 1.4%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	492,377	5,031,668

Lebanon 0.8%
Solidere, GDR (Real Estate Management & Development) (e)	214,101	2,834,697

Malaysia 2.7%
Affin Holdings BHD (Commercial Banks)	48,200	50,545
Bandar Raya Developments BHD (Real Estate Management & Development)	48,900	36,188
Berjaya Corp. BHD (Industrial Conglomerates)	381,100	94,210
BIMB Holdings BHD (Commercial Banks)	51,200	49,660
Boustead Holdings BHD (Industrial Conglomerates)	58,300	97,672

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-107

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Malaysia (continued)
Cahya Mata Sarawak BHD (Industrial Conglomerates)	36,800	$27,581
Coastal Contracts BHD (Machinery)	45,900	27,174
DRB-Hicom BHD (Automobiles)	108,900	86,420
Eastern & Oriental BHD (Real Estate Management & Development)	38,200	16,841
Evergreen Fibreboard BHD (Paper & Forest Products)	99,100	27,151
Faber Group BHD (Health Care Providers & Services) (b)	64,200	31,539
Genting BHD (Hotels, Restaurants & Leisure)	1,565,700	4,649,520
Genting Malaysia BHD (Hotels, Restaurants & Leisure)	48,100	54,530
Glomac BHD (Real Estate Management & Development)	122,200	32,710
HAP Seng Consolidated BHD (Trading Companies & Distributors)	78,500	44,497
Hap Seng Plantations Holdings BHD (Food Products)	10,600	9,547
IGB Corp. BHD (Real Estate Management & Development)	143,900	121,899
IJM Corp. BHD (Construction & Engineering)	128,500	203,140
IJM Land BHD (Real Estate Management & Development)	44,200	30,622
Inch Kenneth Kajang Rubber BHD (Industrial Conglomerates) (b)	130,800	24,508
Insas BHD (Industrial Conglomerates) (b)	186,864	24,127
Iris Corp. BHD (Software)	581,500	30,215
JAKS Resources BHD (Construction & Engineering) (b)	176,800	28,117
Karambunai Corp. BHD (Hotels, Restaurants & Leisure) (b)	613,700	26,090
Kian JOO CAN Factory BHD (Containers & Packaging)	51,500	35,193
KNM Group BHD (Energy Equipment & Services) (b)	120,800	26,819
KSL Holdings BHD (Real Estate Management & Development)	69,100	30,464
KUB Malaysia BHD (Industrial Conglomerates) (b)	149,300	24,683
Kulim Malaysia BHD (Food Products)	60,900	90,137
Kwantas Corp. BHD (Food Products)	35,700	22,372
Lingui Development BHD (Paper & Forest Products)	74,100	36,636
Lion Industries Corp. BHD (Metals & Mining)	108,300	41,608
Malayan Banking BHD (Commercial Banks)	683,640	1,872,986
Malayan Flour Mills BHD (Food Products)	20,300	9,589
Malaysia Airports Holdings BHD (Transportation Infrastructure)	5,400	9,455

	Shares	Value

Malaysia (continued)
Malaysian Resources Corp. BHD (Construction & Engineering)	52,500	$28,932
MBM Resources BHD (Distributors)	18,200	17,137
Media Prima BHD (Media)	21,200	14,754
Metro Kajang Holdings BHD (Real Estate Management & Development)	62,040	39,270
MISC BHD (Marine)	139,200	202,082
MMC Corp. BHD (Industrial Conglomerates)	113,300	92,766
Mudajaya Group BHD (Construction & Engineering)	49,100	42,212
Muhibbah Engineering M BHD (Construction & Engineering)	77,300	24,829
Naim Holdings BHD (Real Estate Management & Development)	52,400	28,547
POS Malaysia BHD (Air Freight & Logistics) (b)	51,900	46,090
PPB Group BHD (Food Products)	76,300	383,963
RHB Capital BHD (Commercial Banks)	90,667	211,285
Salcon BHD (Water Utilities)	166,400	25,415
Sarawak Plantation BHD (Food Products)	30,200	25,678
Selangor Properties BHD (Real Estate Management & Development)	31,300	32,330
Supermax Corp. BHD (Health Care Equipment & Supplies)	40,000	26,075
TA Enterprise BHD (Capital Markets)	174,000	30,959
TAN Chong Motor Holdings BHD (Automobiles)	22,200	31,529
TDM BHD (Food Products)	5,000	6,582
Tebrau Teguh BHD (Real Estate Management & Development) (b)	130,800	30,893
Time dotCom BHD (Diversified Telecommunication Services) (b)	48,840	55,215
Tradewinds Malaysia BHD (Food Products)	14,400	40,586
Tradewinds Plantation BHD (Food Products)	2,500	3,779
Unisem M BHD (Semiconductors & Semiconductor Equipment)	22,900	9,808
Wah Seong Corp. BHD (Energy Equipment & Services)	54,900	32,503
WCT BHD (Construction & Engineering)	84,400	63,788
YTL Corp. BHD (Multi-Utilities)	527,360	335,464

		9,906,916

Mexico 5.9%
Alfa S.A.B. de C.V. Class A (Industrial Conglomerates)	49,840	796,561
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	6,611,200	8,643,322
Axtel S.A.B. de C.V. (Diversified Telecommunication Services) (b)	141,000	31,498
Cemex S.A.B. de C.V., Sponsored ADR (Construction Materials) (a)(b)	204,984	1,379,542
Cia Minera Autlan S.A.B. de C.V. (Metals & Mining)	21,790	23,685

M-108	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Mexico (continued)
Consorcio ARA S.A.B. de C.V. (Household Durables) (b)	108,695	$36,341
Controladora Comercial Mexicana S.A.B. de C.V. (Food & Staples Retailing)	73,300	167,594
Corporacion GEO S.A.B. de C.V., ADR (Household Durables) (a)(b)	88,600	99,694
Desarrolladora Homex S.A.B. de C.V., ADR (Household Durables) (a)(b)	6,900	106,260
Empresas ICA S.A.B. de C.V., Sponsored ADR (Construction & Engineering) (a)(b)	27,400	190,430
Gruma S.A.B. de C.V. Class B (Food Products) (b)	21,500	53,171
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation Infrastructure)	15,300	31,541
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	66,213	262,525
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Transportation Infrastructure) (a)	4,000	312,280
Grupo Comercial Chedraui S.A. de C.V. (Food & Staples Retailing)	31,400	84,292
Grupo Financiero Banorte S.A.B. de C.V. Class O (Commercial Banks)	720,300	3,722,534
Grupo Simec S.A.B. de C.V. (Metals & Mining) (b)	17,499	54,755
Industrias Bachoco S.A.B. de C.V., ADR (Food Products) (a)	3,919	86,022
Industrias CH S.A.B. de C.V. (Metals & Mining) (b)	33,100	149,921
Kimberly-Clark de Mexico S.A.B. de C.V. Class A (Household Products)	839,400	1,644,229
Megacable Holdings S.A.B. de C.V. (Media) (b)	82,100	165,558
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (b)	84,900	103,423
Organizacion Soriana S.A.B. de C.V. Class B (Food & Staples Retailing) (b)	58,041	182,307
Ternium S.A., Sponsored ADR (Metals & Mining) (a)	162,816	3,186,309
TV Azteca S.A.B. de C.V. (Media)	83,664	56,070
Urbi Desarrollos Urbanos S.A.B. de C.V. (Household Durables) (b)	101,900	98,083

		21,667,947

Panama 0.9%
Copa Holdings S.A. Class A (Airlines)	39,974	3,297,056

Philippines 0.7%
Alliance Global Group, Inc. (Industrial Conglomerates)	556,500	152,415
Atlas Consolidated Mining & Development (Metals & Mining) (b)	32,500	13,868

	Shares	Value

Philippines (continued)
China Banking Corp. (Commercial Banks)	3,223	$37,558
Filinvest Land, Inc. (Real Estate Management & Development)	1,563,000	47,482
First Philippine Holdings Corp. (Electric Utilities)	22,100	39,652
Global-Estate Resorts, Inc. (Real Estate Management & Development) (b)	570,000	24,350
Globe Telecom, Inc. (Wireless Telecommunication Services)	67,610	1,789,134
JG Summit Holdings, Inc. (Industrial Conglomerates)	101,200	83,823
Lopez Holdings Corp. (Media)	114,200	16,126
Megaworld Corp. (Real Estate Management & Development)	1,521,000	79,055
Philippine National Bank (Commercial Banks) (b)	22,810	39,140
Robinsons Land Corp. (Real Estate Management & Development)	51,500	21,292
San Miguel Corp. (Industrial Conglomerates)	69,920	189,175
SM Development Corp. (Real Estate Management & Development)	146,600	21,398
Vista Land & Lifescapes, Inc. (Real Estate Management & Development)	484,000	48,245

		2,602,713

Poland 2.6%
Asseco Poland S.A. (Software)	6,355	93,084
Bank Handlowy w Warszawie S.A. (Commercial Banks) (b)	191,566	4,645,906
Ciech S.A. (Chemicals) (b)	6,571	40,886
Enea S.A. (Electric Utilities)	10,613	50,554
Getin Holding S.A. (Commercial Banks) (b)	17,377	9,075
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (b)	404,765	3,389,595
Kopex S.A. (Industrial Conglomerates) (b)	2,064	11,151
Petrolinvest S.A. (Oil, Gas & Consumable Fuels) (b)	44,142	14,442
PGE S.A. (Electric Utilities)	86,246	503,241
Polimex-Mostostal S.A. (Construction & Engineering)	58,304	13,125
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels) (b)	42,274	474,681
Tauron Polska Energia S.A. (Electric Utilities)	138,576	190,083
Zaklady Azotowe Pulawy S.A. (Chemicals)	75	2,276
Zaklady Azotowe w Tarnowie-Moscicach S.A. (Chemicals) (b)	3,726	42,498

		9,480,597

Republic of Korea 12.9%
AMOREPACIFIC Group (Personal Products)	11,074	3,190,658
AUK Corp. (Semiconductors & Semiconductor Equipment) (b)	11,290	22,179

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-109

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Republic of Korea (continued)
China Ocean Resources Co., Ltd. (Food Products)	7,670	$26,653
CJ Corp. (Industrial Conglomerates)	1,172	81,759
Cosmochemical Co., Ltd. (Chemicals) (b)	2,200	22,281
Dae Han Flour Mills Co., Ltd. (Food Products)	258	24,441
Daechang Co., Ltd. (Metals & Mining) (b)	25,940	25,819
Daelim Industrial Co., Ltd. (Construction & Engineering)	3,531	278,078
Daewoong Pharmaceutical Co., Ltd. (Pharmaceuticals)	1,500	31,890
Daishin Securities Co., Ltd. (Capital Markets)	3,040	22,269
Dongbu Securities Co., Ltd. (Capital Markets)	7,510	24,097
Dongkuk Steel Mill Co., Ltd. (Metals & Mining)	4,860	64,922
Dongwha Pharm Co., Ltd. (Pharmaceuticals)	7,240	32,744
Doosan Corp. (Industrial Conglomerates)	200	22,613
Doosan Engineering & Construction Co., Ltd. (Construction & Engineering) (b)	11,120	28,835
Eugene Investment & Securities Co., Ltd. (Capital Markets) (b)	10,150	24,725
GS Holdings (Oil, Gas & Consumable Fuels)	6,691	303,778
Gwangju Shinsegae Co., Ltd. (Multiline Retail)	187	33,633
Hana Financial Group, Inc. (Commercial Banks)	28,640	905,197
Hanil Cement Co., Ltd. (Construction Materials)	635	17,908
Hanjin Heavy Industries & Construction Co., Ltd. (Machinery) (b)	4,110	50,597
Hanjin Shipping Co., Ltd. (Marine) (b)	10,650	135,758
Hanjin Transportation Co., Ltd. (Air Freight & Logistics)	1,660	27,248
Hansol Paper Co. (Paper & Forest Products)	4,580	31,670
Hanwha Chemical Corp. (Chemicals)	11,020	203,014
Hanwha Corp. (Chemicals)	3,560	87,496
Hanwha Securities Co. (Capital Markets)	7,600	27,206
Hite Jinro Co., Ltd. (Beverages)	350	6,601
HMC Investment Securities Co., Ltd. (Capital Markets)	2,540	29,051
Hyosung Corp. (Chemicals)	2,989	142,750
Hyundai BNG Steel Co., Ltd. (Metals & Mining) (b)	2,770	24,547
Hyundai Development Co. (Construction & Engineering)	7,400	156,031
Hyundai Heavy Industries Co., Ltd. (Machinery)	23,517	5,287,141
Hyundai Mobis (Auto Components)	22,092	5,294,673
Hyundai Securities Co., Ltd. (Capital Markets)	14,040	104,073
Hyundai Steel Co. (Metals & Mining)	7,261	532,522
Industrial Bank of Korea (Commercial Banks)	21,450	238,781
ISU Chemical Co., Ltd. (Chemicals)	1,460	28,171
Jeonbuk Bank (Commercial Banks)	8,110	33,067
JW Pharmaceutical Corp. (Pharmaceuticals)	2,330	27,260
KB Financial Group, Inc. (Commercial Banks)	48,060	1,548,360

	Shares	Value

Republic of Korea (continued)
KCC Corp. (Building Products)	552	$133,982
Keangnam Enterprises, Ltd. (Construction & Engineering)	3,550	20,054
KISWIRE, Ltd. (Metals & Mining)	940	26,755
Kolon Industries, Inc. (Chemicals)	2,297	140,786
Korea Investment Holdings Co., Ltd. (Capital Markets)	5,120	169,869
Korea Life Insurance Co., Ltd. (Insurance)	19,850	111,438
KTB Investment & Securities Co., Ltd. (Capital Markets) (b)	16,210	29,721
Kumho Electric Co., Ltd. (Electrical Equipment)	1,440	22,945
Kyobo Securities Co. (Capital Markets)	6,510	26,288
LG Corp. (Industrial Conglomerates)	505	24,250
LG Display Co., Ltd. (Electronic Equipment & Instruments) (b)	30,460	567,792
LG Hausys, Ltd. (Building Products)	534	30,678
LG Uplus Corp. (Diversified Telecommunication Services)	813,960	3,937,083
Lotte Chilsung Beverage Co., Ltd. (Beverages)	71	90,939
Lotte Confectionery Co., Ltd. (Food Products)	80	109,242
Lotte Shopping Co., Ltd. (Multiline Retail)	908	246,948
Meritz Securities Co., Ltd. (Capital Markets)	31,740	22,779
Mirae Asset Securities Co., Ltd. (Capital Markets)	3,030	82,010
Moorim P&P Co., Ltd. (Paper & Forest Products)	6,320	22,099
Motonic Corp. (Auto Components)	960	5,792
Nexen Corp. (Auto Components)	547	29,658
NongShim Co., Ltd. (Food Products)	237	42,730
Poongsan Corp. (Metals & Mining)	2,400	56,577
Poongsan Holdings Corp. (Metals & Mining)	1,230	22,606
POSCO, ADR (Metals & Mining) (a)	30,602	2,461,625
POSCO (Metals & Mining)	7,872	2,498,338
S&T Dynamics Co., Ltd. (Aerospace & Defense)	2,240	25,522
Samsung Heavy Industries Co., Ltd. (Machinery)	129,700	4,223,870
Samsung SDI Co., Ltd. (Electronic Equipment & Instruments)	2,926	387,034
♦Shinhan Financial Group Co., Ltd. (Commercial Banks)	236,380	8,193,378
Shinsegae Co., Ltd. (Multiline Retail)	17,090	3,133,453
Shinsung Solar Energy Co., Ltd. (Semiconductors & Semiconductor Equipment) (b)	8,170	22,648
SK Holdings Co., Ltd. (Industrial Conglomerates)	3,383	391,363
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	730	87,956
SK Networks Co., Ltd. (Trading Companies & Distributors)	13,210	99,881
SK Securities Co., Ltd. (Capital Markets)	29,350	30,622

M-110	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Republic of Korea (continued)
Ssangyong Cement Industrial Co., Ltd. (Construction Materials) (b)	7,890	$30,861
STX Corp. Co., Ltd. (Machinery)	4,320	36,888
STX Engine Co., Ltd. (Machinery)	2,640	23,972
STX Offshore & Shipbuilding Co., Ltd. (Machinery)	6,790	61,951
STX Pan Ocean Co., Ltd. (Marine)	13,480	52,962
Taekwang Industrial Co., Ltd. (Chemicals)	30	21,923
Unid Co., Ltd. (Chemicals)	639	19,610
Woori Finance Holdings Co., Ltd. (Commercial Banks)	47,500	516,327
Youlchon Chemical Co., Ltd. (Containers & Packaging)	4,830	32,935

		47,526,636

Russia 4.8%
Federal Hydrogenerating Co. JSC, ADR (Electric Utilities) (a)(b)	239,109	571,231
♦Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels) (a)(b)	1,260,779	11,950,143
Magnitogorsk Iron & Steel Works, GDR (Metals & Mining) (b)(e)	18,065	66,371
Sberbank of Russia, Sponsored ADR (Commercial Banks) (a)(b)	311,851	3,352,398
VimpelCom, Ltd., Sponsored ADR (Wireless Telecommunication Services) (a)	218,130	1,769,034

		17,709,177

South Africa 8.1%
ABSA Group, Ltd. (Commercial Banks)	352,819	6,093,987
African Rainbow Minerals, Ltd. (Metals & Mining)	14,451	293,476
Allied Electronics Corp., Ltd. (Industrial Conglomerates)	6,398	18,001
ArcelorMittal South Africa, Ltd. (Metals & Mining)	20,652	132,376
Aveng, Ltd. (Construction & Engineering)	627,813	2,749,339
Barloworld, Ltd. (Trading Companies & Distributors)	28,094	278,364
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	45,597	33,410
Cipla Medpro South Africa, Ltd. (Pharmaceuticals)	42,969	38,896
DataTec, Ltd. (Electronic Equipment & Instruments)	12,938	73,988
DRDGOLD, Ltd., Sponsored ADR (Metals & Mining) (a)	5,200	34,060
Gold Fields, Ltd. (Metals & Mining)	15,436	196,090
Gold Fields, Ltd., Sponsored ADR (Metals & Mining) (a)	18,593	238,176

	Shares	Value

South Africa (continued)
Grindrod, Ltd. (Marine)	50,593	$83,549
Group Five, Ltd. (Construction & Engineering)	16,436	45,760
Harmony Gold Mining Co., Ltd., Sponsored ADR (Metals & Mining) (a)	52,500	493,500
Hulamin, Ltd. (Metals & Mining) (b)	3,311	2,426
Illovo Sugar, Ltd. (Food Products)	4,200	14,514
Impala Platinum Holdings, Ltd. (Metals & Mining)	152,677	2,525,956
Investec, Ltd. (Capital Markets)	30,427	178,692
Lewis Group, Ltd. (Specialty Retail)	11,215	96,443
Liberty Holdings, Ltd. (Insurance)	15,478	164,153
MMI Holdings, Ltd. (Insurance)	134,087	295,239
Mondi, Ltd. (Paper & Forest Products)	8,116	69,048
♦MTN Group, Ltd. (Wireless Telecommunication Services)	441,707	7,614,157
Nedbank Group, Ltd. (Commercial Banks)	27,443	583,742
Northam Platinum, Ltd. (Metals & Mining)	18,763	53,363
Omnia Holdings, Ltd. (Chemicals)	6,114	79,277
Petmin, Ltd. (Metals & Mining)	91,673	33,081
Pretoria Portland Cement Co., Ltd. (Construction Materials)	1,241,036	4,060,907
Royal Bafokeng Platinum, Ltd. (Metals & Mining) (b)	6,699	43,849
Sappi, Ltd. (Paper & Forest Products) (b)	26,194	87,955
Standard Bank Group, Ltd. (Commercial Banks)	161,107	2,178,456
Steinhoff International Holdings, Ltd. (Household Durables) (b)	149,896	451,983
Super Group, Ltd. (Specialty Retail) (b)	34,867	65,000
Telkom SA, Ltd. (Diversified Telecommunication Services)	35,206	81,782
Tongaat Hulett, Ltd. (Food Products)	14,198	217,287
Trencor, Ltd. (Marine)	19,868	123,851
Zeder Investments, Ltd. (Food Products)	2,835	978

		29,825,111

Taiwan 8.9%
Ability Enterprise Co., Ltd. (Office Electronics)	43,000	39,137
AcBel Polytech, Inc. (Electrical Equipment)	58,000	33,090
Accton Technology Corp. (Communications Equipment)	58,000	32,799
Acer, Inc. (Computers & Peripherals)	92,000	94,817
AGV Products Corp. (Food Products) (b)	89,000	29,036
Altek Corp. (Leisure Equipment & Products)	40,000	25,431
AmTRAN Technology Co., Ltd. (Computers & Peripherals)	88,000	70,671
Asia Cement Corp. (Construction Materials)	50,000	62,657
Asia Optical Co., Inc. (Leisure Equipment & Products) (b)	31,000	33,194
Asia Vital Components Co., Ltd. (Computers & Peripherals)	46,000	23,242

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-111

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Taiwan (continued)
AU Optronics Corp., Sponsored ADR (Electronic Equipment & Instruments) (a)	89,100	$358,182
Audix Corp. (Electrical Equipment)	36,000	31,079
Avermedia Technologies (Computers & Peripherals)	36,000	28,188
Bank of Kaohsiung (Commercial Banks)	110,000	30,918
BES Engineering Corp. (Construction & Engineering)	155,000	37,188
Biostar Microtech International Corp. (Computers & Peripherals)	68,000	34,245
Capital Securities Corp. (Capital Markets)	154,000	51,222
Carnival Industrial Corp. (Textiles, Apparel & Luxury Goods) (b)	100,000	33,060
Cathay Real Estate Development Co., Ltd. (Real Estate Management & Development)	89,000	40,204
Champion Building Materials Co., Ltd. (Building Products)	70,000	25,414
Chang Hwa Commercial Bank (Commercial Banks)	453,000	237,982
Charoen Pokphand Enterprise (Food Products)	70,000	30,918
Cheng Loong Corp. (Containers & Packaging)	109,000	41,032
Chia Hsin Cement Corp. (Construction Materials)	76,000	34,459
Chien Kuo Construction Co., Ltd. (Construction & Engineering)	73,000	33,099
Chimei Innolux Corp. (Electronic Equipment & Instruments) (b)	608,000	250,239
China Airlines, Ltd. (Airlines)	141,000	63,222
China Development Financial Holding Corp. (Commercial Banks)	1,034,000	243,579
China Electric Manufacturing Corp. (Electrical Equipment)	50,000	33,713
China General Plastics Corp. (Chemicals) (b)	87,000	27,918
China Manmade Fibers Corp. (Chemicals) (b)	118,000	35,773
China Metal Products Co., Ltd. (Metals & Mining)	50,000	30,617
China Motor Corp. (Automobiles)	67,000	60,532
China Steel Structure Co., Ltd. (Construction & Engineering)	37,000	38,380
China Synthetic Rubber Corp. (Chemicals)	53,000	49,302
Chinese Maritime Transport, Ltd. (Marine)	23,000	28,399
Chung Hsin Electric & Machinery Manufacturing Corp. (Construction & Engineering)	54,000	30,447
Chung Hung Steel Corp. (Metals & Mining)	103,000	27,848
Chunghwa Picture Tubes (Electronic Equipment & Instruments) (b)	485,000	17,689
CMC Magnetics Corp. (Computers & Peripherals) (b)	266,000	45,572

	Shares	Value

Taiwan (continued)
Compal Electronics, Inc. (Computers & Peripherals)	6,173,000	$5,649,374
Compeq Manufacturing Co. (Electronic Equipment & Instruments)	107,000	42,249
Continental Holdings Corp. (Construction & Engineering)	82,000	28,673
Cosmos Bank Taiwan (Commercial Banks) (b)	145,000	39,252
Coxon Precise Industrial Co., Ltd. (Electronic Equipment & Instruments)	15,000	23,164
CSBC Corp. Taiwan (Machinery) (b)	47,000	36,722
D-Link Corp. (Communications Equipment)	70,000	44,621
E.Sun Financial Holding Co., Ltd. (Commercial Banks)	462,000	236,527
Eastern Media International Corp. (Commercial Services & Supplies) (b)	237,000	24,743
Elite Material Co., Ltd. (Electronic Equipment & Instruments)	44,000	40,930
Eternal Chemical Co., Ltd. (Chemicals)	38,000	28,419
Evergreen International Storage & Transport Corp. (Road & Rail)	63,000	31,200
Evergreen Marine Corp. Taiwan, Ltd. (Marine)	166,000	89,429
Excelsior Medical Co., Ltd. (Health Care Providers & Services)	15,000	29,814
Far Eastern International Bank (Commercial Banks)	140,000	53,170
First Financial Holding Co., Ltd. (Commercial Banks)	682,000	395,941
First Insurance Co., Ltd. (Insurance)	63,000	25,402
Forhouse Corp. (Semiconductors & Semiconductor Equipment)	52,000	28,449
Formosa Epitaxy, Inc. (Semiconductors & Semiconductor Equipment) (b)	41,000	30,457
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	82,000	73,535
Formosan Rubber Group, Inc. (Chemicals)	52,000	34,278
FSP Technology, Inc. (Electrical Equipment)	35,000	33,202
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	590,000	588,322
Fwusow Industry Co., Ltd. (Food Products)	56,000	28,670
Gemtek Technology Corp. (Communications Equipment)	36,000	32,043
Gigabyte Technology Co., Ltd. (Computers & Peripherals)	61,000	58,071
Gintech Energy Corp. (Semiconductors & Semiconductor Equipment)	35,000	42,103
Global Brands Manufacture, Ltd. (Electronic Equipment & Instruments)	69,000	29,553
Gold Circuit Electronics, Ltd. (Electronic Equipment & Instruments)	115,000	24,628
Goldsun Development & Construction Co., Ltd. (Construction Materials)	145,000	51,188

M-112	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Taiwan (continued)
Grand Pacific Petrochemical (Chemicals)	95,000	$41,643
Green Energy Technology, Inc. (Semiconductors & Semiconductor Equipment)	29,825	26,048
HannStar Display Corp. (Electronic Equipment & Instruments) (b)	386,000	27,124
Harvatek Corp. (Semiconductors & Semiconductor Equipment)	57,000	31,947
Hung Poo Real Estate Development Corp. (Real Estate Management & Development)	40,000	33,395
Inotera Memories, Inc. (Semiconductors & Semiconductor Equipment) (b)	371,000	85,286
Inventec Corp. (Computers & Peripherals)	224,000	72,181
ITE Technology, Inc. (Semiconductors & Semiconductor Equipment)	34,000	29,921
Kindom Construction Co. (Real Estate Management & Development)	55,000	32,851
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	136,000	63,938
King’s Town Construction Co., Ltd. (Real Estate Management & Development)	24,000	20,639
Kuoyang Construction Co., Ltd. (Real Estate Management & Development) (b)	22,000	9,055
Kwong Fong Industries (Textiles, Apparel & Luxury Goods)	88,000	38,869
KYE Systems Corp. (Computers & Peripherals)	71,000	24,470
L&K Engineering Co., Ltd. (Commercial Services & Supplies) (b)	23,000	24,782
Lealea Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods)	86,000	30,504
Leofoo Development Co. (Hotels, Restaurants & Leisure) (b)	27,000	14,997
Li Peng Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods)	87,000	25,444
Lien Hwa Industrial Corp. (Food Products)	57,000	34,522
Lingsen Precision Industries, Ltd. (Semiconductors & Semiconductor Equipment)	52,000	28,275
LITE-ON IT Corp. (Computers & Peripherals)	44,000	42,623
Lite-On Technology Corp. (Computers & Peripherals)	138,000	172,240
Macronix International (Semiconductors & Semiconductor Equipment)	399,000	125,101
Marketech International Corp. (Electronic Equipment & Instruments)	47,000	30,038
Masterlink Securities Corp. (Capital Markets)	102,000	30,547
Mega Financial Holding Co., Ltd. (Commercial Banks)	938,000	685,806

	Shares	Value

Taiwan (continued)
Micro-Star International Co., Ltd. (Computers & Peripherals)	92,000	$48,024
Mirle Automation Corp. (Machinery)	45,000	32,148
Mitac International Corp. (Computers & Peripherals)	128,000	42,574
Nan Ya Printed Circuit Board Corp. (Electronic Equipment & Instruments)	23,000	38,712
Neo Solar Power Corp. (Semiconductors & Semiconductor Equipment) (b)	71,000	55,356
Nien Hsing Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	42,000	27,405
♦Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	2,341,000	7,159,692
Opto Technology Corp. (Semiconductors & Semiconductor Equipment)	76,000	32,297
Pegatron Corp. (Computers & Peripherals)	201,000	261,633
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	244,000	207,790
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	5,000	9,654
President Securities Corp. (Capital Markets)	86,000	42,878
Qisda Corp. (Computers & Peripherals)	176,000	41,048
Radium Life Tech Co., Ltd. (Real Estate Management & Development)	59,049	41,790
Ritek Corp. (Computers & Peripherals) (b)	299,000	42,521
Sanyang Industry Co., Ltd. (Automobiles)	80,000	51,665
SDI Corp. (Semiconductors & Semiconductor Equipment)	42,000	30,216
Sheng Yu Steel Co., Ltd. (Metals & Mining)	44,000	28,416
Shih Wei Navigation Co., Ltd. (Marine)	37,000	33,428
Shihlin Electric & Engineering Corp. (Electrical Equipment)	30,000	35,235
Shin Kong Financial Holding Co., Ltd. (Insurance) (b)	702,000	201,545
Shinkong Synthetic Fibers Corp. (Chemicals)	174,000	49,781
Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	67,000	50,331
Silicon Integrated Systems Corp. (Semiconductors & Semiconductor Equipment)	86,000	28,547
Sinon Corp. (Chemicals)	77,000	33,882
SinoPac Financial Holdings Co., Ltd. (Commercial Banks)	606,000	227,111
Sunrex Technology Corp. (Computers & Peripherals)	47,000	23,119
Supreme Electronics Co., Ltd. (Electronic Equipment & Instruments)	59,000	31,588
Ta Chong Bank, Ltd. (Commercial Banks) (b)	156,000	48,024
TA-I Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	21,000	13,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-113

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Taiwan (continued)
Tah Hsin Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	31,000	$30,497
Taichung Commercial Bank (Commercial Banks) (b)	152,000	47,657
Tainan Enterprises Co., Ltd. (Textiles, Apparel & Luxury Goods)	28,000	27,639
Tainan Spinning Co., Ltd. (Textiles, Apparel & Luxury Goods)	112,000	47,034
Taishin Financial Holding Co., Ltd. (Commercial Banks)	602,000	229,640
Taisun Enterprise Co., Ltd. (Food Products)	69,000	34,748
Taiwan Business Bank (Commercial Banks) (b)	337,000	96,978
Taiwan Cement Corp. (Construction Materials)	67,000	79,252
Taiwan Fertilizer Co., Ltd. (Chemicals)	1,892,000	4,324,029
Taiwan Glass Industry Corp. (Building Products)	21,000	17,602
Taiwan Paiho, Ltd. (Textiles, Apparel & Luxury Goods)	46,000	31,016
Taiwan Sakura Corp. (Household Durables) (b)	17,000	8,646
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment) (b)	990,000	2,693,224
Taiwan TEA Corp. (Food & Staples Retailing)	98,000	47,877
Taiyen Biotech Co., Ltd. (Food Products)	46,000	33,401
Tatung Co., Ltd. (Household Durables) (b)	219,000	46,607
Teco Electric and Machinery Co., Ltd. (Electrical Equipment)	179,000	115,600
Thinking Electronic Industrial Co., Ltd. (Electronic Equipment & Instruments)	35,000	31,738
Ton Yi Industrial Corp. (Metals & Mining)	79,000	41,899
Tong Yang Industry Co., Ltd. (Auto Components)	44,000	42,403
Tong-Tai Machine & Tool Co., Ltd. (Machinery)	31,000	26,866
Topoint Technology Co., Ltd. (Electronic Equipment & Instruments)	47,000	26,579
Tung Ho Steel Enterprise Corp. (Metals & Mining)	87,000	84,424
TYC Brother Industrial Co., Ltd. (Auto Components) (b)	76,000	30,390
Tycoons Group Enterprise (Machinery) (b)	156,000	26,100
Tyntek Corp. (Semiconductors & Semiconductor Equipment)	81,000	29,408
Unimicron Technology Corp. (Electronic Equipment & Instruments)	118,000	133,458
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,475,000	636,691
Universal Cement Corp. (Construction Materials)	59,000	25,665
UPC Technology Corp. (Chemicals)	69,000	37,172

	Shares	Value

Taiwan (continued)
Walsin Lihwa Corp. (Electrical Equipment)	6,145,000	$1,696,378
Walton Advanced Engineering, Inc. (Semiconductors & Semiconductor Equipment)	87,000	25,793
Wan Hai Lines, Ltd. (Marine)	105,000	51,297
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment) (b)	327,000	49,020
Wintek Corp. (Electronic Equipment & Instruments)	177,000	96,540
Wistron Corp. (Computers & Peripherals)	28,000	34,198
WUS Printed Circuit Co., Ltd. (Electronic Equipment & Instruments) (b)	80,000	37,745
Yageo Corp. (Electronic Equipment & Instruments)	204,000	59,661
Yang Ming Marine Transport Corp. (Marine)	168,000	75,048
Yem Chio Co., Ltd. (Commercial Services & Supplies)	41,000	37,934
Yieh Phui Enterprise Co., Ltd. (Metals & Mining)	106,000	32,206
Young Fast Optoelectronics Co., Ltd. (Electronic Equipment & Instruments)	7,000	15,834
Yuanta Financial Holding Co., Ltd. (Capital Markets) (b)	952,000	431,641
Yuen Foong Yu Paper Manufacturing Co., Ltd. (Paper & Forest Products)	30,000	12,397
Yulon Motor Co., Ltd. (Automobiles)	98,000	171,832
Yung Chi Paint & Varnish Manufacturing Co., Ltd. (Chemicals)	20,000	33,261
Zig Sheng Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	81,549	25,568

		33,071,329

Thailand 4.0%
Advanced Info Service PCL (Wireless Telecommunication Services)	324,740	1,886,478
Bangchak Petroleum PCL (Oil, Gas & Consumable Fuels)	73,400	51,999
Bangkok Bank PCL (Commercial Banks)	127,800	770,582
Bangkok Expressway PCL (Transportation Infrastructure)	67,400	51,569
Bangkokland PCL (Real Estate Management & Development) (b)	1,553,900	35,227
Delta Electronics Thailand PCL (Electronic Equipment & Instruments)	40,000	26,952
Esso Thailand PCL (Oil, Gas & Consumable Fuels)	184,300	58,609
Hana Microelectronics PCL (Electronic Equipment & Instruments)	57,800	34,760
IRPC PCL (Oil, Gas & Consumable Fuels)	1,087,900	122,628
Italian-Thai Development PCL (Construction & Engineering) (b)	327,400	31,957

M-114	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Thailand (continued)
Kasikornbank PCL, NVDR (Commercial Banks) (g)	1,399,100	$7,136,467
Kiatnakin Bank PCL (Commercial Banks)	35,000	39,673
Polyplex PCL (Containers & Packaging)	67,000	31,854
Precious Shipping PCL (Marine)	59,500	26,977
PTT Global Chemical PCL (Chemicals)	239,900	419,221
PTT PCL (Oil, Gas & Consumable Fuels)	26,500	269,506
Quality Houses PCL (Real Estate Management & Development)	748,258	40,523
Rojana Industrial Park PCL (Real Estate Management & Development)	75,000	19,364
Sahaviriya Steel Industries PCL (Metals & Mining) (b)	1,232,200	25,606
Sansiri PCL (Real Estate Management & Development)	729,900	48,721
Sri Trang Agro-Industry PCL (Auto Components)	70,700	31,388
Thai Airways International PCL (Airlines) (b)	116,300	79,096
Thai Oil PCL (Oil, Gas & Consumable Fuels)	1,866,000	3,378,306
Thaicom PCL (Diversified Telecommunication Services) (b)	102,900	47,303
Thanachart Capital PCL (Commercial Banks)	70,400	63,728
Thoresen Thai Agencies PCL (Marine)	45,800	23,073
TMB Bank PCL (Commercial Banks)	2,317,500	110,913
TPI Polene PCL (Construction Materials)	97,000	35,428
Vinythai PCL (Chemicals)	51,000	29,065

		14,926,973

Turkey 2.9%
Adana Cimento Sanayii TAS Class A (Construction Materials)	15,372	28,474
Aksa Akrilik Kimya Sanayii (Textiles, Apparel & Luxury Goods)	13,078	30,661
Anadolu Cam Sanayii AS (Containers & Packaging) (b)	18,869	27,544
Anadolu Sigorta (Insurance) (b)	72,371	34,815
Arcelik AS (Household Durables)	465,760	2,353,910
Asya Katilim Bankasi AS (Commercial Banks) (b)	63,974	64,027
Dogan Sirketler Grubu Holding AS (Industrial Conglomerates) (b)	111,747	49,432
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Pharmaceuticals)	33,519	35,029
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	99,840	110,964
Ford Otomotiv Sanayi AS (Automobiles)	293,778	2,664,064
Gentas Genel Metal Sanayi ve Ticaret AS (Commercial Services & Supplies)	39,557	31,497
Global Yatirim Holding AS (Capital Markets) (b)	55,866	37,996

	Shares	Value

Turkey (continued)
GSD Holding (Commercial Banks) (b)	102,720	$42,031
Ihlas Holding AS (Industrial Conglomerates) (b)	87,504	56,126
Ipek Dogal Enerji Kaynaklari ve Uretim AS (Commercial Services & Supplies) (b)	26,426	56,549
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A (Metals & Mining)	26,759	19,087
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D (Metals & Mining)	36,922	20,416
KOC Holding AS (Industrial Conglomerates)	35,128	134,024
Petkim Petrokimya Holding AS (Chemicals)	6,352	7,095
Polyester Sanayi AS (Chemicals) (b)	47,176	31,564
Soda Sanayii AS (Chemicals) (b)	18,955	32,282
Tekfen Holding AS (Construction & Engineering)	14,345	52,510
Trakya Cam Sanayi AS (Building Products) (b)	23,388	31,425
Turk Hava Yollari (Airlines) (b)	62,036	109,082
Turkiye Is Bankasi Class C (Commercial Banks)	203,559	540,273
Turkiye Sise ve Cam Fabrikalari AS (Household Durables)	50,405	82,498
Turkiye Vakiflar Bankasi Tao (Commercial Banks)	1,980,506	4,117,613
Vestel Elektronik Sanayi ve Ticaret AS (Household Durables) (b)	24,553	28,375

		10,829,363

Total Common Stocks (Cost $374,406,763)		335,577,804

Exchange Traded Funds 5.7% (h)
India 1.0%
PowerShares India Portfolio (Capital Markets)	216,598	3,751,477

United States 4.7%
♦iShares MSCI Emerging Markets Index Fund (Capital Markets)	229,100	8,978,429
♦Vanguard Emerging Markets (Capital Markets)	210,900	8,425,455

		17,403,884

Total Exchange Traded Funds (Cost $22,425,731)		21,155,361

Preferred Stocks 3.2%
Brazil 3.2%
Banco do Estado do Rio Grande do Sul S.A. Class B 6.90% (Commercial Banks)	267,150	1,888,738
Banco Industrial e Comercial S.A. 8.28% (Commercial Banks)	15,600	44,272
Braskem S.A. 5.18% (Chemicals)	368,800	2,456,830

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-115

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Preferred Stocks (continued)
Brazil (continued)
Cia Ferro Ligas da Bahia — Ferbasa 2.24% (Metals & Mining)	15,311	$86,141
Cia Paranaense de Energia Class B 3.79% (Electric Utilities)	224,830	4,947,715
Eucatex S.A. Industria e Comercio 0.00% (Building Products)	8,300	29,547
Forjas Taurus S.A. 4.91% (Aerospace & Defense)	49,000	56,112
Inepar S.A. Industria e Construcoes 0.00% (Electrical Equipment)	7,200	6,811
Petroleo Brasileiro S.A. 4.66% (Oil, Gas & Consumable Fuels)	155,850	1,416,113
Suzano Papel e Celulose S.A. 6.10% (Paper & Forest Products)	66,900	132,234
Unipar Participacoes S.A. 0.00% (Chemicals)	200,800	24,994
Usinas Siderurgicas de Minas Gerais S.A. 1.43% (Metals & Mining)	176,400	555,065

		11,644,572

Total Preferred Stocks (Cost $15,007,917)		11,644,572

	Number of Rights
Rights 0.0%‡
Brazil 0.0%‡
Tereos Internacional S.A. Expires 7/13/12 (Food Products) (b)	3,513	53

Total Rights (Cost $0)		53

	Principal Amount

Short-Term Investment 0.2%
Repurchase Agreement 0.2%
United States 0.2%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $827,453 (Collateralized by a Federal National Mortgage Association security with a rate of 0.74% and a maturity date of 6/4/15, with a Principal Amount of $845,000 and a Market Value of $845,781) (Capital Markets)	$827,452	$827,452

Total Short-Term Investment (Cost $827,452)		827,452

Total Investments (Cost $412,667,863) (i)	99.9%	369,205,242
Other Assets, Less Liabilities	0.1	401,165
Net Assets	100.0%	$369,606,407

‡	Less than one-tenth of a percent.

(a)	ADR—American Depositary Receipt.

(b)	Non-income producing security.

(c)	Fair valued security. The total market value of this security as of June 30, 2012 is $33,999, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Illiquid security. The total market value of this security as of June 30, 2012 is $33,999, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(e)	GDR—Global Depositary Receipt.

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(g)	NVDR—Non-Voting Depositary Receipt.

(h)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(i)	As of June 30, 2012, cost is $412,667,863 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$6,429,992
Gross unrealized depreciation	(49,892,613)

Net unrealized depreciation	$(43,462,621)

M-116	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$335,543,805	$—	$33,999	$335,577,804
Exchange Traded Funds	21,155,361	—	—	21,155,361
Preferred Stocks	11,644,572	—	—	11,644,572
Rights	53	—	—	53
Short-Term Investment
Repurchase Agreement	—	827,452	—	827,452

Total Investments in Securities	$368,343,791	$827,452	$33,999	$369,205,242

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securitiy valued at $33,999 is a security listed under China within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of February 17, 2012 (inception date) and June 30, 2012 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 17, 2012 (a)	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012 (b)
Common Stocks
China	$—	$—	$(2,103)	$—	$36,102	$—	$—	$—	$33,999	$(2,103)

Total	$—	$—	$(2,103)	$—	$36,102	$—	$—	$—	$33,999	$(2,103)

(a)	Inception date.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-117

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$3,654,411	1.0%
Air Freight & Logistics	73,338	0.0	‡
Airlines	3,631,091	1.0
Auto Components	8,800,058	2.4
Automobiles	3,066,042	0.8
Beverages	5,961,677	1.6
Building Products	268,648	0.1
Capital Markets	23,503,780	6.4
Chemicals	8,898,797	2.4
Commercial Banks	80,844,430	21.9
Commercial Services & Supplies	208,915	0.1
Communications Equipment	173,160	0.0	‡
Computers & Peripherals	6,877,136	1.9
Construction & Engineering	4,805,168	1.3
Construction Materials	5,999,389	1.6
Containers & Packaging	194,854	0.1
Distributors	17,137	0.0	‡
Diversified Financial Services	588,322	0.2
Diversified Telecommunication Services	5,029,791	1.4
Electric Utilities	9,819,504	2.7
Electrical Equipment	2,093,475	0.6
Electronic Equipment & Instruments	2,670,148	0.7
Energy Equipment & Services	79,353	0.0	‡
Food & Staples Retailing	507,685	0.1
Food Products	3,334,187	0.9
Gas Utilities	1,882	0.0	‡
Health Care Equipment & Supplies	50,040	0.0	‡
Health Care Providers & Services	61,856	0.0	‡
Hotels, Restaurants & Leisure	4,876,381	1.3
Household Durables	4,811,194	1.3
Household Products	1,644,229	0.4
Industrial Conglomerates	3,280,041	0.9
Insurance	7,159,969	1.9
IT Services	76,524	0.0	‡
Leisure Equipment & Products	58,625	0.0	‡
Machinery	13,154,793	3.6
Marine	4,122,504	1.1
Media	314,247	0.1
Metals & Mining	19,128,134	5.2
Multi-Utilities	335,464	0.1
Multiline Retail	4,102,087	1.1
Office Electronics	39,137	0.0	‡
Oil, Gas & Consumable Fuels	50,859,823	13.8
Paper & Forest Products	2,066,554	0.6
Personal Products	3,211,914	0.9
Pharmaceuticals	7,740,074	2.1
Real Estate Management & Development	9,682,797	2.6

	Value	Percent †
Road & Rail	$2,988,302	0.8%
Semiconductors & Semiconductor Equipment	11,425,869	3.1
Software	123,299	0.0	‡
Specialty Retail	184,189	0.0	‡
Textiles, Apparel & Luxury Goods	751,531	0.2
Trading Companies & Distributors	469,234	0.1
Transportation Infrastructure	1,144,576	0.3
Water Utilities	101,495	0.0	‡
Wireless Telecommunication Services	34,137,982	9.2

	369,205,242	99.9
Other Assets, Less Liabilities	401,165	0.1

Net Assets	$369,606,407	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

M-118	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $412,667,863)	$369,205,242
Cash denominated in foreign currencies (identified cost $196,351)	198,185
Cash	36,467
Receivables:
Dividends and interest	939,171
Investment securities sold	718,175
Fund shares sold	36,131
Other assets	44,708

Total assets	371,178,079

Liabilities
Payables:
Investment securities purchased	796,096
Manager (See Note 3)	352,619
Foreign capital gains tax (See Note 2(B))	175,242
Fund shares redeemed	100,127
Professional fees	70,908
NYLIFE Distributors (See Note 3)	46,962
Shareholder communication	26,593
Accrued expenses	3,125

Total liabilities	1,571,672

Net assets	$369,606,407

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,946
Additional paid-in capital	418,248,012

418,289,958
Undistributed net investment income	2,056,490
Accumulated net realized gain (loss) on investments and foreign currency transactions	(7,039,547)
Net unrealized appreciation (depreciation) on investments (a)	(43,702,461)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,967

Net assets	$369,606,407

Initial Class
Net assets applicable to outstanding shares	$133,375,200

Shares of beneficial interest outstanding	15,127,575

Net asset value per share outstanding	$8.82

Service Class
Net assets applicable to outstanding shares	$236,231,207

Shares of beneficial interest outstanding	26,818,730

Net asset value per share outstanding	$8.81

(a)	Net of foreign capital gains tax of $239,840.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-119

Statement of Operations

for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,160,007
Interest	121

Total income	4,160,128

Expenses
Manager (See Note 3)	1,660,111
Distribution and service—Service Class (See Note 3)	230,867
Custodian	100,423
Professional fees	74,273
Shareholder communication	27,728
Trustees	3,901
Miscellaneous	6,335

Total expenses	2,103,638

Net investment income (loss)	2,056,490

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(6,428,746)
Foreign currency transactions	(610,801)

Net realized gain (loss) on investments and foreign currency transactions	(7,039,547)

Net change in unrealized appreciation (depreciation) on:
Investments	(43,702,461)
Translation of other assets and liabilities in foreign currencies	1,967

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(43,700,494)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(50,740,041)

Net increase (decrease) in net assets resulting from operations	$(48,683,551)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $420,757.

M-120	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,056,490
Net realized gain (loss) on investments and foreign currency transactions	(7,039,547)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(43,700,494)

Net increase (decrease) in net assets resulting from operations	(48,683,551)

Capital share transactions:
Net proceeds from sale of shares	439,394,893
Cost of shares redeemed	(21,104,935)

Increase (decrease) in net assets derived from capital share transactions	418,289,958

Net increase (decrease) in net assets	369,606,407

Net Assets
Beginning of period	—

End of period	$369,606,407

Undistributed net investment income at end of period	$2,056,490

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-121

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	(1.22)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	(1.18)

Net asset value at end of period	$8.82

Total investment return	(11.80	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71	% ††
Net expenses	1.35	% ††
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$133,375

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investments	(1.23)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)

Total from investment operations	(1.19)

Net asset value at end of period	$8.81

Total investment return	(11.90	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38	% ††
Net expenses	1.60	% ††
Portfolio turnover rate	26%
Net assets at end of period (in 000’s)	$236,231

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-122	MainStay VP DFA / DuPont Capital Emerging Markets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Eagle Small Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–7.89%	0.89%
Service Class Shares	–7.97	1.14

Benchmark Performance	Since Inception (2/17/12)
Russell 2000® Growth Index[3]	–3.48%
Average Lipper Variable Products Small-Cap Growth Portfolio[4]	–3.82

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-123

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 17, 2012, to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 17, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 2/17/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[2]

Initial Class Shares[3]	$1,000.00	$921.10	$3.06	$1,015.10	$3.21

Service Class Shares[3]	$1,000.00	$920.30	$3.94	$1,014.20	$4.13

1.	The inception date of the Portfolio.

2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.87% for Initial Class and 1.12% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 134 (to reflect the since-inception period which took place after the close of business on February 17, 2012). The table above represents the actual expenses incurred during the period.

3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2012. Had these shares been offered for the full six-month period ended June 30, 2012, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.37 for Initial Class and $5.62 for Service Class and the ending account value would have been $1,020.50 for Initial Class and $1,019.30 for Service Class.

M-124	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of June 30, 2012 (Unaudited)

Software	9.7%
Specialty Retail	7.9
Biotechnology	6.6
Energy Equipment & Services	6.3
Hotels, Restaurants & Leisure	6.0
Semiconductors & Semiconductor Equipment	4.8
Health Care Equipment & Supplies	4.7
Electronic Equipment & Instruments	4.6
Health Care Providers & Services	4.5
Chemicals	3.5
Aerospace & Defense	2.6
Commercial Services & Supplies	2.6
Health Care Technology	2.6
Machinery	2.2
Metals & Mining	2.1
Life Sciences Tools & Services	2.0
Internet Software & Services	1.9
Oil, Gas & Consumable Fuels	1.9
Consumer Finance	1.7
Commercial Banks	1.6
Food & Staples Retailing	1.6
Pharmaceuticals	1.6

Road & Rail	1.5%
Electrical Equipment	1.3
Insurance	1.2
Textiles, Apparel & Luxury Goods	1.1
Auto Components	1.0
Professional Services	1.0
Real Estate Investment Trusts	1.0
Airlines	0.9
Construction Materials	0.9
Communications Equipment	0.8
Air Freight & Logistics	0.7
Capital Markets	0.7
Construction & Engineering	0.7
Diversified Consumer Services	0.7
IT Services	0.7
Building Products	0.6
Household Durables	0.6
Diversified Financial Services	0.5
Short-Term Investment	1.0
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page M-128 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	Genesco, Inc.

2.	Lufkin Industries, Inc.

3.	Vitamin Shoppe, Inc.

4.	Catalyst Health Solutions, Inc.

5.	Shuffle Master, Inc.
6.	Monster Worldwide, Inc.

7.	NICE Systems, Ltd., Sponsored ADR

8.	Bally Technologies, Inc.

9.	Salix Pharmaceuticals, Ltd.

10.	OYO Geospace Corp.

mainstayinvestments.com	M-125

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen and Eric Mintz of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its peers and its benchmark from February 17 through June 30, 2012?

The inception date for MainStay VP Eagle Small Cap Growth Portfolio was February 17, 2012. From February 17 through June 30, 2012, the Portfolio returned –7.89% for Initial Class shares and –7.97% for Service Class shares. Both share classes underperformed the –3.82% return of the average Lipper1 Variable Products Small-Cap Growth Portfolio and the –3.48% return of the Russell 2000® Growth Index.1 The Russell 2000® Growth Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

Multiple factors contributed to Portfolio’s underperformance of the Russell 2000® Growth Index from February 17 through June 30, 2012. Health care was the Portfolio’s worst-performing sector relative to the benchmark during the reporting period, as we encountered issues with two of the Portfolio’s health care stocks with larger weightings, medical data-services company Quality Systems and multiline health care company Centene. The Portfolio also underperformed in the information technology sector, where some of our higher-beta2 software holdings sold off to levels that we viewed as disproportionate.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The Portfolio’s strongest contributor to relative performance was the materials sector, which was boosted by solid returns and a modest overweight in the construction materials industry. (Contributions take weightings and total returns into account.) Although the Portfolio’s materials stocks provided negative absolute returns for the reporting period, they outpaced the corresponding sector in the Russell 2000® Growth Index.

As previously noted, health care was the Portfolio’s worst-performing sector relative to the Russell 2000® Growth Index, largely because of difficulties with relatively heavily weighted positions in Quality Systems and Centene. Modestly overweight positions in underperforming industries in the information technology sector also detracted from the sector’s relative performance. In the industrials sector, stock selection detracted from relative performance. Within industrials, the Portfolio’s weighting in the machinery industry was in line with that of the benchmark, but the Portfolio’s returns within the industry trailed those of the benchmark.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest contributions to the Portfolio’s absolute performance during the reporting period were pharmacy benefit management company Catalyst Health Solutions, specialty retailer Vitamin Shoppe and prescription drug manufacturer Onyx Pharmaceuticals. Catalyst Health Solutions was acquired by SXC Health Solutions, a slightly larger pharmacy benefits management company, at a modest premium during the reporting period. Vitamin Shoppe benefited from favorable U.S. demographics, as vitamin and supplement purchases among aging baby boomers expanded. The company continues to increase its earnings and its retail space across the country. Onyx Pharmaceuticals develops drug treatments for kidney cancer and blood-based cancers. Positive news from the U.S. Food and Drug Administration’s advisory panel about the company’s multiple-myeloma drug candidate helped shares of Onyx Pharmaceuticals advance during the reporting period.

During the reporting period, the stocks that detracted the most from the Portfolio’s absolute performance were oil services equipment manufacturer Lufkin Industries, medical data-services company Quality Systems and multiline health care company Centene.

Lufkin Industries is a manufacturer of pump jacks whose stock showed strong performance until the Portfolio commenced operations. Even though the oil-rig count steadily climbed to 40% above prior-year levels, Lufkin Industries’ stock declined on concerns that lower oil prices, if sustained, might put pressure on exploration and production spending. The company missed earnings estimates partly because of pricing competition that pressured margins earlier in the year. The stock’s weighting in the Portfolio also detracted from absolute performance as the stock price declined.

Quality Systems is a provider of electronic health records and revenue-cycle-management applications for health care companies. The stock sold off after the company’s earnings failed to live up to lofty expectations. We significantly trimmed the Portfolio’s position in the stock.

Centene is a Medicaid managed-care company that provides programs and services through state-level insurance contracts. The stock sold off because of cost issues with the company’s Texas and Kentucky contracts. Centene operates in a regulated industry that, at times, has a protracted contract-negotiation process. We believe that the company is well-positioned to

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-126	MainStay VP Eagle Small Cap Growth Portfolio

resolve those outstanding negotiations and benefit from the roughly 15 million uninsured individuals soon to be brought into Medicaid through recent health care reforms.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we established a new position in Lennox International, which sells residential and commercial heating, ventilation, air conditioning and refrigeration products. We believe that Lennox stands to benefit from a recovery in the housing market as well as pent-up demand for replacement of aging units.

The Portfolio also initiated a position in Citizens Republic Bancorp, which provides commercial and consumer financial products. We expect the company’s business model to benefit from reduced credit costs and a move toward lower-risk products.

We also established a new position in specialty chemicals and building products company Georgia Gulf. The company stands to benefit from an improving housing outlook and encouraging construction trends as well as low natural-gas feedstock costs.

During the reporting period, we sold the Portfolio’s position in Medicaid-based health care provider AMERIGROUP, largely because we already had exposure to the Medicaid managed-care market through Centene.

ICON provides global clinical research and development services within the health care sector. While we believe that the company’s recent strategic partnership with Pfizer may ultimately prove beneficial, we were concerned that it would require a substantial portion of ICON’s resources. We sold the stock but retained exposure to this Pfizer relationship through another position in the contract-research industry.

We also sold the Portfolio’s position in information technology company Progress Software. The company’s management had decided to refocus on OpenEdge, a mature cash-flow-generating application-development platform, while divesting several less-profitable growth businesses that we liked. While this decision may eventually help profitability, we were concerned that it could slow the company’s growth rate and make Progress Software a less-strategic vendor for its commercial clients.

How did the Portfolio’s sector weightings change during the reporting period?

Since we don’t build Portfolios from a top-down, sector-focused perspective, there were no significant sector weighting changes during the reporting period. We tend to make sector weighting changes gradually.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio was modestly overweight relative to the Russell 2000® Growth Index in the energy sector and slightly overweight in the materials sector.

Each June, Russell reconstitutes its benchmark indices, which may alter the benchmark’s sector weightings. In June 2012, that process led to short-term differences in the Portfolio’s energy and materials weightings in relation to the Russell 2000® Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-127

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 98.9%†
Aerospace & Defense 2.6%
Hexcel Corp. (a)	117,458	$3,029,242
Triumph Group, Inc.	83,488	4,697,870

		7,727,112

Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	47,796	2,079,604

Airlines 0.9%
JetBlue Airways Corp. (a)	535,080	2,835,924

Auto Components 1.0%
WABCO Holdings, Inc. (a)	55,871	2,957,252

Biotechnology 6.6%
BioMarin Pharmaceutical, Inc. (a)	46,621	1,845,259
Cepheid, Inc. (a)	96,004	4,296,179
Halozyme Therapeutics, Inc. (a)	198,433	1,758,116
Onyx Pharmaceuticals, Inc. (a)	50,745	3,372,005
Seattle Genetics, Inc. (a)	77,279	1,962,114
Theravance, Inc. (a)	108,728	2,415,936
United Therapeutics Corp. (a)	88,341	4,362,279

		20,011,888

Building Products 0.6%
Lennox International, Inc.	41,040	1,913,695

Capital Markets 0.7%
Duff & Phelps Corp. Class A	137,897	1,999,507

Chemicals 3.5%
Georgia Gulf Corp.	57,630	1,479,362
Huntsman Corp.	301,731	3,904,399
Intrepid Potash, Inc. (a)	80,002	1,820,845
Quaker Chemical Corp.	70,536	3,259,469

		10,464,075

Commercial Banks 1.6%
Citizens Republic Bancorp, Inc. (a)	144,626	2,477,443
UMB Financial Corp.	43,082	2,207,091

		4,684,534

Commercial Services & Supplies 2.6%
Geo Group, Inc. (The) (a)	180,054	4,090,827
Waste Connections, Inc.	129,926	3,887,386

		7,978,213

	Shares	Value

Communications Equipment 0.8%
Riverbed Technology, Inc. (a)	156,429	$2,526,328

Construction & Engineering 0.7%
Northwest Pipe Co. (a)	91,942	2,230,513

Construction Materials 0.9%
Texas Industries, Inc.	69,400	2,707,294

Consumer Finance 1.7%
Cash America International, Inc.	84,435	3,718,517
EZCORP, Inc. Class A (a)	59,878	1,404,738

		5,123,255

Diversified Consumer Services 0.7%
Sotheby’s	62,984	2,101,146

Diversified Financial Services 0.5%
KKR Financial Holdings LLC	162,737	1,386,519

Electrical Equipment 1.3%
Regal-Beloit Corp.	64,306	4,003,692

Electronic Equipment & Instruments 4.6%
Coherent, Inc. (a)	91,315	3,953,940
DTS, Inc. (a)	110,578	2,883,874
InvenSense, Inc. (a)	95,310	1,077,003
IPG Photonics Corp. (a)	69,416	3,025,843
Universal Display Corp. (a)	82,702	2,972,310

		13,912,970

Energy Equipment & Services 6.3%
Dril-Quip, Inc. (a)	41,340	2,711,491
♦Lufkin Industries, Inc.	156,913	8,523,514
McDermott International, Inc. (a)	139,877	1,558,230
Ocean Rig UDW, Inc. (a)	96,726	1,306,768
♦OYO Geospace Corp. (a)	53,773	4,839,032

		18,939,035

Food & Staples Retailing 1.6%
Fresh Market, Inc. (The) (a)	88,762	4,760,306

Health Care Equipment & Supplies 4.7%
ArthroCare Corp. (a)	137,141	4,015,489
Cooper Cos., Inc. (The)	45,059	3,593,906
Sirona Dental Systems, Inc. (a)	88,387	3,978,299
Thoratec Corp. (a)	80,561	2,705,238

		14,292,932

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-128	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Providers & Services 4.5%
Air Methods Corp. (a)	38,802	$3,812,297
♦Catalyst Health Solutions, Inc. (a)	69,044	6,451,471
Centene Corp. (a)	110,900	3,344,744

		13,608,512

Health Care Technology 2.6%
Allscripts Healthcare Solutions, Inc. (a)	168,771	1,844,667
MedAssets, Inc. (a)	196,666	2,645,158
Quality Systems, Inc.	118,309	3,254,680

		7,744,505

Hotels, Restaurants & Leisure 6.0%
♦Bally Technologies, Inc. (a)	116,454	5,433,743
BJ’s Restaurants, Inc. (a)	78,479	2,982,202
Orient-Express Hotels, Ltd. (a)	222,205	1,859,856
Pinnacle Entertainment, Inc. (a)	207,248	1,993,726
♦Shuffle Master, Inc. (a)	429,646	5,929,115

		18,198,642

Household Durables 0.6%
Universal Electronics, Inc. (a)	145,252	1,912,969

Insurance 1.2%
Validus Holdings, Ltd.	110,825	3,549,725

Internet Software & Services 1.9%
♦Monster Worldwide, Inc. (a)	676,910	5,753,735

IT Services 0.7%
Sapient Corp.	217,909	2,194,344

Life Sciences Tools & Services 2.0%
Bruker Corp. (a)	227,804	3,032,071
PAREXEL International Corp. (a)	104,498	2,949,979

		5,982,050

Machinery 2.2%
Colfax Corp. (a)	65,424	1,803,740
Meritor, Inc. (a)	259,441	1,354,282
Terex Corp. (a)	149,173	2,659,754
Twin Disc, Inc.	47,639	880,845

		6,698,621

Metals & Mining 2.1%
RTI International Metals, Inc. (a)	165,040	3,734,855
Titanium Metals Corp.	234,866	2,656,335

		6,391,190

	Shares	Value

Oil, Gas & Consumable Fuels 1.9%
Gulfport Energy Corp. (a)	72,563	$1,496,975
Oasis Petroleum, Inc. (a)	178,429	4,314,413

		5,811,388

Pharmaceuticals 1.6%
♦Salix Pharmaceuticals, Ltd. (a)	90,916	4,949,467

Professional Services 1.0%
Acacia Research Corp. (a)	81,536	3,036,401

Real Estate Investment Trusts 1.0%
Redwood Trust, Inc.	106,776	1,332,564
Two Harbors Investment Corp.	173,425	1,796,683

		3,129,247

Road & Rail 1.5%
Landstar System, Inc.	55,053	2,847,341
Quality Distribution, Inc. (a)	152,685	1,693,277

		4,540,618

Semiconductors & Semiconductor Equipment 4.8%
Cavium, Inc. (a)	118,245	3,310,860
Cymer, Inc. (a)	54,115	3,190,079
EZchip Semiconductor, Ltd. (a)	73,972	2,961,839
Teradyne, Inc. (a)	181,739	2,555,250
Veeco Instruments, Inc. (a)	75,332	2,588,408

		14,606,436

Software 9.7%
ANSYS, Inc. (a)	50,111	3,162,505
Compuware Corp. (a)	420,093	3,902,664
Fortinet, Inc. (a)	195,334	4,535,655
Informatica Corp. (a)	65,732	2,784,408
♦NICE Systems, Ltd., Sponsored ADR (a)(b)	151,722	5,553,025
Opnet Technologies, Inc.	116,370	3,094,278
QLIK Technologies, Inc. (a)	140,965	3,118,146
TIBCO Software, Inc. (a)	111,754	3,343,680

		29,494,361

Specialty Retail 7.9%
Chico’s FAS, Inc.	161,062	2,390,160
Francesca’s Holdings Corp. (a)	75,992	2,052,544
♦Genesco, Inc. (a)	167,058	10,048,539
Sally Beauty Holdings, Inc. (a)	65,199	1,678,222
♦Vitamin Shoppe, Inc. (a)	138,443	7,604,674

		23,774,139

Textiles, Apparel & Luxury Goods 1.1%
Steven Madden, Ltd. (a)	106,096	3,368,548

Total Common Stocks (Cost $322,814,666)		299,380,692

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-129

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $3,104,780 (Collateralized by a United States Treasury Note with a rate of 0.25% and a maturity date of 2/15/15, with a Principal Amount of $3,180,000 and a Market Value of $3,170,527)	$3,104,777	$3,104,777

Total Short-Term Investment (Cost $3,104,777)		3,104,777

Total Investments (Cost $325,919,443) (c)	99.9%	302,485,469
Other Assets, Less Liabilities	0.1	393,738
Net Assets	100.0%	$302,879,207
(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of June 30, 2012, cost is $325,919,443 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$13,561,141
Gross unrealized depreciation	(36,995,115)

Net unrealized depreciation	$(23,433,974)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$299,380,692	$—	$—	$299,380,692
Short-Term Investment
Repurchase Agreement	—	3,104,777	—	3,104,777

Total Investments in Securities	$299,380,692	$3,104,777	$—	$302,485,469

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-130	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $325,919,443)	$302,485,469
Receivables:
Fund shares sold	513,221
Investment securities sold	140,679
Dividends and interest	114,704
Other assets	3,010

Total assets	303,257,083

Liabilities
Payables:
Manager (See Note 3)	194,641
Fund shares redeemed	124,053
Professional fees	25,304
Shareholder communication	20,954
NYLIFE Distributors (See Note 3)	9,308
Custodian	664
Accrued expenses	2,952

Total liabilities	377,876

Net assets	$302,879,207

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$32,885
Additional paid-in capital	328,638,257

328,671,142
Net investment loss	(367,684)
Accumulated net realized gain (loss) on investments	(1,990,277)
Net unrealized appreciation (depreciation) on investments	(23,433,974)

Net assets	$302,879,207

Initial Class
Net assets applicable to outstanding shares	$256,351,872

Shares of beneficial interest outstanding	27,829,763

Net asset value per share outstanding	$9.21

Service Class
Net assets applicable to outstanding shares	$46,527,335

Shares of beneficial interest outstanding	5,055,680

Net asset value per share outstanding	$9.20

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-131

Statement of Operations

for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$623,047
Interest	134

Total income	623,181

Expenses
Manager (See Note 3)	883,871
Distribution and service—Service Class (See Note 3)	45,602
Professional fees	25,831
Shareholder communication	21,814
Custodian	5,186
Trustees	3,093
Miscellaneous	5,468

Total expenses	990,865

Net investment income (loss)	(367,684)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,990,277)
Net change in unrealized appreciation (depreciation) on investments	(23,433,974)

Net realized and unrealized gain (loss) on investments	(25,424,251)

Net increase (decrease) in net assets resulting from operations	$(25,791,935)

M-132	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(367,684)
Net realized gain (loss) on investments	(1,990,277)
Net change in unrealized appreciation (depreciation) on investments	(23,433,974)

Net increase (decrease) in net assets resulting from operations	(25,791,935)

Capital share transactions:
Net proceeds from sale of shares	353,214,230
Cost of shares redeemed	(24,543,088)

Increase (decrease) in net assets derived from capital share transactions	328,671,142

Net increase (decrease) in net assets	302,879,207

Net Assets
Beginning of period	—

End of period	$302,879,207

Undistributed net investment income (loss) at end of period	$(367,684)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-133

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.78)

Total from investment operations	(0.79)

Net asset value at end of period	$9.21

Total investment return	(7.90	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29	%)††
Net expenses	0.87	%††
Portfolio turnover rate	52%
Net assets at end of period (in 000’s)	$256,352

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.78)

Total from investment operations	(0.80)

Net asset value at end of period	$9.20

Total investment return	(8.00	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.55	%)††
Net expenses	1.12	%††
Portfolio turnover rate	52%
Net assets at end of period (in 000’s)	$46,527

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-134	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Flexible Bond Opportunities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Since Inception (4/29/11)	Gross Expense Ratio[2]
Initial Class Shares	6.09%	5.61%	3.99%	0.78%
Service Class Shares	5.96	5.35	3.73	1.03

Benchmark Performance	Six Months	One Year	Since Inception (4/29/11)
Barclays U.S. Aggregate Bond Index[3]	2.37%	7.47%	7.28%
Average Lipper Variable Products Global Income Portfolio[4]	3.73	3.28	3.24

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Global Income Portfolio is representative of portfolios that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-135

Cost in Dollars of a $1,000 Investment in MainStay VP Flexible Bond Opportunities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,060.90	$3.43	$1,021.50	$3.37

Service Class Shares	$1,000.00	$1,059.60	$4.71	$1,020.30	$4.62

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.67% for Initial Class and 0.92% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-136	MainStay VP Flexible Bond Opportunities Portfolio

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-140 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2012 (excluding short-term investment)

1.	United States Treasury Inflation—Indexed Notes, 1.125%–1.25%, due 7/15/20–1/15/21

2.	Bank of America Corp., 5.625%–7.625%, due 6/1/19–7/1/20

3.	Urbi Desarrollos Urbanos S.A.B. de C.V., 9.50%–9.75%, due 1/21/20–2/3/22

4.	First Data Corp., 7.375%–8.875%, due 6/15/19–8/15/20

5.	Novelis, Inc., 8.375%–8.75%, due 12/15/17–12/15/20
6.	Triumph Group, Inc., 8.00%–8.625%, due 11/15/17–7/15/18

7.	Reynolds Group Issuer, Inc., 7.75%–9.875%, due 10/15/16–8/15/19

8.	Goodyear Tire & Rubber Co. (The), 5.88%–8.25%, due 8/15/20

9.	KB Home, 8.00%, due 3/15/20

10.	Ford Motor Credit Co. LLC, 8.00%, due 12/15/16

mainstayinvestments.com	M-137

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Flexible Bond Opportunities Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Flexible Bond Opportunities Portfolio returned 6.09% for Initial Class shares and 5.96% for Service Class shares. Both share classes outperformed the 3.73% return of the average Lipper1 Variable Products Global Income Portfolio and the 2.37% return of the Barclays U.S. Aggregate Bond Index1 for the six months ended June 30, 2012. The Barclays U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance of the Barclays U.S. Aggregate Bond Index was primarily driven by an overweight position in spread2 product, specifically high-yield corporate bonds. Since the Portfolio’s inception, we have maintained an overweight position in high-yield securities and an underweight position in U.S. Treasury securities. This asset mix was beneficial over the six months ended June 30, 2012. With U.S. Treasury yields at historic lows, yields in the high-yield market were 650 basis points higher than comparable U.S. Treasury securities. (A basis point is one hundredth of a percentage point.) For this reason, we believed that high-yield securities offered compelling advantages relative to U.S. Treasury and agency securities.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. High-yield corporate bonds also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. To further insulate the Portfolio from a potential rise in interest rates, we maintained a short position in U.S. Treasury futures to keep the Portfolio’s duration shorter than that of the benchmark.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, there were many macro factors to consider, and the Portfolio experienced some periods of vola-

tility. Nevertheless, we did not make any material changes to the Portfolio’s positioning. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy, coupled with improving economic data, to be positives for spread product such as high-yield corporate bonds. For this reason, we maintained a higher credit-risk profile than the Portfolio’s benchmark.

During the reporting period, we saw several reasons to believe that the market would continue to favor spread product. The low interest-rate environment sparked healthy demand for higher-yielding products. Improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals supported narrower spreads (or less compensation for assuming credit risk) alongside a favorable balance of supply and demand for corporate debt.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s relative performance and which market segments were particularly weak?

Our positioning in higher-beta4 securities such as high-yield corporate bonds and convertible securities was the driving force behind the Portfolio’s outperformance of the Barclays U.S. Aggregate Bond Index. Within high-yield corporate bonds, the Portfolio’s financials and gaming securities were the best performers.

Unfortunately, not all of the Portfolio’s high-yield securities were strong performers. Within the high-yield asset class, utilities and coal producers were among the Portfolio’s weakest performers. Coal came under pressure when the winter months were unseasonably mild.

The Portfolio’s overweight position in high-yield corporate bonds came with underweight positions in U.S. Treasury securities and agency mortgages. The Portfolio’s underweight positions in these sectors contributed positively to the Portfolio’s relative performance as investors continued their search for higher-yielding assets and were willing to increase risk to achieve this goal. Although the Portfolio had an underweight position in investment-grade corporate bonds (largely because of our substantially overweight position in non-investment-grade bonds), our credit selection contributed positively to the Portfolio’s relative performance.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

M-138	MainStay VP Flexible Bond Opportunities Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

There were no significant purchases or sales of individual securities during the reporting period. We did, however, increase the Portfolio’s exposure to a short position in U.S. Treasury futures to shorten the Portfolio’s duration.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period we did not materially change the Portfolio’s sector positioning. We maintained over half of the Portfolio’s assets in high-yield corporate bonds, because we believed that the low interest-rate environment would continue to stimulate healthy demand for these securities. We also believed that improving credit fundamentals supported spread narrowing for corporate debt.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio’s most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index was high-yield corporate bonds. The Portfolio also held overweight positions in bank debt and convertible securities. The Portfolio held underweight positions relative to its benchmark in U.S. Treasury securities, agency debentures and agency mortgage-backed securities. The Portfolio had a neutral position in relation to the Barclays U.S. Aggregate Bond Index in asset-backed securities. As of June 30, 2012, the Portfolio had a shorter duration than the benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-139

Portfolio of Investments††† June 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 87.6%† Asset-Backed Securities 1.4%
Airlines 0.3%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22 (a)	$363,848	$345,656
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 9/1/19	24,053	25,737
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	81,870	86,782
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 1/15/17	154,454	175,691

		633,866

Home Equity 0.5%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.305%, due 10/25/36 (b)(c)	160,408	102,723
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.315%, due 5/25/37 (b)(c)	105,004	86,300
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.305%, due 4/25/37 (b)(c)	45,900	41,137
First NLC Trust Series 2007-1, Class A1 0.315%, due 8/25/37 (b)(c)(d)	111,796	33,179
GSAA Home Equity Trust Series 2006-14, Class A1 0.295%, due 9/25/36 (b)(c)	238,972	96,903
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.375%, due 4/25/37 (b)(c)	72,125	49,324
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.345%, due 4/25/37 (b)(c)	139,731	99,622
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.345%, due 3/25/47 (b)(c)	88,530	60,135
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.295%, due 11/25/36 (b)(c)	30,006	10,687
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.355%, due 3/25/37 (b)(c)	217,037	119,347

	Principal Amount	Value

Home Equity (continued)
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.345%, due 9/25/36 (b)(c)	$153,050	$123,708
Series 2006-HE8, Class A2B 0.345%, due 10/25/36 (b)(c)	62,880	35,039
Series 2007-HE4, Class A2A 0.355%, due 2/25/37 (b)(c)	25,812	22,555
Series 2007-NC2, Class A2FP 0.395%, due 2/25/37 (b)(c)	115,545	57,497
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	208,755	92,994
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.335%, due 5/25/37 (b)(c)	132,220	51,193
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.325%, due 6/25/37 (b)(c)	188,461	156,544
Series 2006-EQ2, Class A2 0.355%, due 1/25/37 (b)(c)	96,524	47,024

		1,285,911

Student Loans 0.6%
Keycorp Student Loan Trust
Series 2000-A, Class A2 0.787%, due 5/25/29 (b)	599,560	546,995
Specialty Underwriting & Residential Finance
Series 2006-BC4, Class A2B 0.355%, due 9/25/37 (b)(c)	1,089,105	803,617

		1,350,612

Total Asset-Backed Securities (Cost $3,632,151)		3,270,389

Convertible Bonds 4.8%
Apparel 0.1%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (d)	175,000	169,531

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	142,000	198,090

Auto Parts & Equipment 0.1%
ArvinMeritor, Inc. 4.00%, due 2/15/27	350,000	258,125

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-140	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Biotechnology 0.3%
Amgen, Inc. 0.375%, due 2/1/13	$251,000	$262,295
Gilead Sciences, Inc. 1.00%, due 5/1/14	291,000	363,022

		625,317

Coal 0.2%
Alpha Appalachia Holdings, Inc. 3.25%, due 8/1/15	100,000	86,750
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	125,000	106,406
Peabody Energy Corp. 4.75%, due 12/15/66	447,000	364,864

		558,020

Computers 0.5%
EMC Corp. 1.75%, due 12/1/13	396,000	646,470
Mentor Graphics Corp. 4.00%, due 4/1/31	180,000	192,825
NetApp, Inc. 1.75%, due 6/1/13	105,000	120,487
SanDisk Corp. 1.50%, due 8/15/17	277,000	286,349

		1,246,131

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	190,000	410,875

Electronics 0.1%
TTM Technologies, Inc. 3.25%, due 5/15/15	303,000	303,000

Energy—Alternate Sources 0.2%
Covanta Holding Corp. 3.25%, due 6/1/14	445,000	524,544

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	258,000	286,058

Food 0.0%‡
Spartan Stores, Inc. 3.375%, due 5/15/27	29,000	28,311

Health Care—Products 0.2%
Teleflex, Inc. 3.875%, due 8/1/17	322,000	377,143

	Principal Amount	Value

Internet 0.1%
VeriSign, Inc. 3.25%, due 8/15/37	$145,000	$202,638

Iron & Steel 0.5%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	405,000	470,306
ArcelorMittal 5.00%, due 5/15/14	219,000	225,570
Steel Dynamics, Inc. 5.125%, due 6/15/14	222,000	233,100
United States Steel Corp. 4.00%, due 5/15/14	102,000	103,785

		1,032,761

Lodging 0.1%
MGM Resorts International 4.25%, due 4/15/15	170,000	172,763

Media 0.0%‡
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	69,000	60,461

Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	40,000	60,050

Miscellaneous—Manufacturing 0.2%
Danaher Corp. (zero coupon), due 1/22/21	266,000	403,988

Oil & Gas 0.2%
Stone Energy Corp. 1.75%, due 3/1/17 (d)	325,000	300,625
Transocean, Inc. Series C 1.50%, due 12/15/37	28,000	28,000

		328,625

Oil & Gas Services 0.1%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	300,000	313,125

Pharmaceuticals 0.3%
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	100,000	204,500
Salix Pharmaceuticals, Ltd.
1.50%, due 3/15/19 (d)	85,000	91,375
2.75%, due 5/15/15	125,000	170,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-141

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	$250,000	$261,875

		727,750

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (d)	250,000	287,500

Semiconductors 0.3%
Microchip Technology, Inc. 2.125%, due 12/15/37	150,000	187,875
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	260,000	279,825
Xilinx, Inc. 2.625%, due 6/15/17	75,000	96,562

		564,262

Software 0.2%
Microsoft Corp. (zero coupon), due 6/15/13 (d)	65,000	69,306
Symantec Corp. 1.00%, due 6/15/13	275,000	282,906
SYNNEX Corp. 4.00%, due 5/15/18	150,000	186,938

		539,150

Telecommunications 0.6%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	175,000	173,468
Anixter International, Inc. 1.00%, due 2/15/13	286,000	302,445
Ciena Corp. 4.00%, due 3/15/15 (d)	130,000	145,925
Ixia 3.00%, due 12/15/15	14,000	14,350
Leap Wireless International, Inc. 4.50%, due 7/15/14	1,000	954
SBA Communications Corp.
1.875%, due 5/1/13	233,000	323,870
4.00%, due 10/1/14	180,000	348,075

		1,309,087

Total Convertible Bonds (Cost $11,685,133)		10,987,305

Corporate Bonds 63.7%
Advertising 0.4%
Lamar Media Corp. 7.875%, due 4/15/18	750,000	825,000

	Principal Amount	Value

Aerospace & Defense 2.5%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	$1,200,000	$1,278,000
Ducommun, Inc. 9.75%, due 7/15/18	950,000	999,875
TransDigm, Inc. 7.75%, due 12/15/18	1,075,000	1,179,812
♦Triumph Group, Inc.
8.00%, due 11/15/17	900,000	981,000
8.625%, due 7/15/18	1,100,000	1,221,000

		5,659,687

Agriculture 1.1%
Bunge, Ltd. Finance Corp. 8.50%, due 6/15/19	1,015,000	1,267,171
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (d)	1,350,000	1,194,750

		2,461,921

Airlines 2.8%
Continental Airlines, Inc.
7.875%, due 7/2/18	342,621	344,334
9.798%, due 4/1/21	751,367	807,720
Delta Air Lines, Inc.
Series 2011-1 Class A Pass Through Trust 5.30%, due 4/15/19	344,438	367,688
Series 2010-1 Class A Pass Through Trust 6.20%, due 7/2/18	90,828	98,321
Series 2010-2, Class B Pass Through Trust 6.75%, due 11/23/15	563,000	557,370
12.25%, due 3/15/15 (d)	511,000	555,712
U.S. Airways Group, Inc. Series A 6.25%, due 4/22/23	1,075,759	1,129,547
U.S. Airways, Inc. Series 2012-1A, Pass Through Trust 5.90%, due 4/1/26	1,879,000	1,923,626
United Air Lines, Inc. 9.875%, due 8/1/13 (d)	667,000	687,844

		6,472,162

Auto Manufacturers 0.9%
Ford Motor Co.
6.625%, due 10/1/28	51,000	57,357
7.45%, due 7/16/31	525,000	657,562
Navistar International Corp. 8.25%, due 11/1/21	1,415,000	1,356,631

		2,071,550

M-142	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Auto Parts & Equipment 1.5%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19	$500,000	$508,125
♦Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,650,000	1,746,937
Pittsburgh Glass Works LLC 8.50%, due 4/15/16 (d)	440,000	404,800
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	698,000	776,525

		3,436,387

Banks 3.2%
♦Bank of America Corp.
5.625%, due 7/1/20	1,910,000	2,044,913
7.625%, due 6/1/19	95,000	111,709
CIT Group, Inc.
7.00%, due 5/2/16 (d)	75,000	75,187
7.00%, due 5/2/17 (d)	656,488	657,719
Discover Bank / Greenwood
7.00%, due 4/15/20	1,055,000	1,227,884
8.70%, due 11/18/19	300,000	372,719
JPMorgan Chase & Co. 7.90%, due 4/29/49 (b)	1,500,000	1,644,435
PNC Funding Corp. 5.625%, due 2/1/17	495,000	550,767
Whitney National Bank 5.875%, due 4/1/17	550,000	582,606

		7,267,939

Building Materials 3.4%
Associated Materials LLC 9.125%, due 11/1/17	1,452,000	1,295,910
Boise Cascade LLC 7.125%, due 10/15/14	796,000	798,985
Masco Corp. 7.125%, due 3/15/20	1,100,000	1,213,696
Texas Industries, Inc. 9.25%, due 8/15/20	615,000	615,000
♦Urbi Desarrollos Urbanos S.A.B. de C.V.
9.50%, due 1/21/20 (d)	1,350,000	1,410,750
9.75%, due 2/3/22 (d)	1,000,000	1,055,000
USG Corp.
6.30%, due 11/15/16	280,000	268,100
8.375%, due 10/15/18 (d)	500,000	525,000
9.75%, due 1/15/18	582,000	611,100

		7,793,541

Chemicals 1.0%
Dow Chemical Co. (The) 8.55%, due 5/15/19	596,000	792,724

	Principal Amount	Value

Chemicals (continued)
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	$877,000	$894,540
Momentive Performance Materials, Inc. 9.00%, due 1/15/21	610,000	462,075
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (d)	231,000	189,998

		2,339,337

Coal 1.2%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	575,000	490,187
Arch Coal, Inc. 7.25%, due 10/1/20	1,045,000	883,025
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17	763,000	789,705
Peabody Energy Corp. 7.375%, due 11/1/16	475,000	522,500

		2,685,417

Commercial Services 3.1%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
8.25%, due 1/15/19	677,000	726,082
9.625%, due 3/15/18	1,075,000	1,177,125
Ford Holdings LLC 9.30%, due 3/1/30	28,000	38,220
Geo Group, Inc. (The) 6.625%, due 2/15/21	277,000	286,003
Hertz Corp. (The) 7.375%, due 1/15/21	1,570,000	1,679,900
Iron Mountain, Inc.
7.75%, due 10/1/19	322,000	347,760
8.375%, due 8/15/21	1,077,000	1,168,545
United Rentals North America, Inc.
8.375%, due 9/15/20	1,548,000	1,629,270
9.25%, due 12/15/19	105,000	116,550

		7,169,455

Computers 0.2%
SunGard Data Systems, Inc.
7.625%, due 11/15/20	325,000	346,125
10.25%, due 8/15/15	128,000	131,520

		477,645

Diversified Financial Services 0.2%
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (b)	€277,000	303,291

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-143

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Diversified Financial Services (continued)
General Electric Capital Corp. 6.50%, due 9/15/67 (b)	£185,000	$272,354

		575,645

Electric 3.0%
Calpine Corp. 7.875%, due 7/31/20 (d)	$1,500,000	1,653,750
CMS Energy Corp. 8.75%, due 6/15/19	907,000	1,118,834
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (d)	1,494,000	1,663,801
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	800,000	870,000
NRG Energy, Inc. 8.50%, due 6/15/19	1,405,000	1,468,225
Wisconsin Energy Corp. 6.25%, due 5/15/67 (b)	189,000	196,560

		6,971,170

Entertainment 0.9%
Isle of Capri Casinos, Inc.
7.00%, due 3/1/14	200,000	199,750
7.75%, due 3/15/19	725,000	743,125
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (d)	185,000	160,950
Pinnacle Entertainment, Inc. 8.75%, due 5/15/20	975,000	1,067,625

		2,171,450

Environmental Controls 0.0%‡
EnergySolutions, Inc. / EnergySolutions LLC 10.75%, due 8/15/18	125,000	104,375

Finance—Auto Loans 0.8%
♦Ford Motor Credit Co. LLC 8.00%, due 12/15/16	1,650,000	1,951,547

Finance—Consumer Loans 1.0%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)	500,000	469,375
SLM Corp.
4.75%, due 3/17/14	€185,000	231,124
6.25%, due 1/25/16	$92,000	96,600
7.25%, due 1/25/22	625,000	660,937
8.00%, due 3/25/20	492,000	538,740
8.45%, due 6/15/18	250,000	280,000

		2,276,776

	Principal Amount	Value

Finance—Credit Card 1.0%
American Express Co. 6.80%, due 9/1/66 (b)	$486,000	$502,038
Capital One Capital III 7.686%, due 8/1/66	1,703,000	1,715,773

		2,217,811

Finance—Other Services 0.6%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16	1,420,000	1,492,775

Food 1.0%
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (d)	801,000	778,973
Smithfield Foods, Inc. 7.75%, due 7/1/17	1,284,000	1,420,425

		2,199,398

Forest Products & Paper 0.6%
Domtar Corp. 10.75%, due 6/1/17	166,000	213,304
International Paper Co. 7.30%, due 11/15/39	157,000	196,017
MeadWestvaco Corp. 7.375%, due 9/1/19	900,000	1,071,285

		1,480,606

Health Care—Products 0.9%
Alere, Inc. 8.625%, due 10/1/18	277,000	279,770
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18 (d)	1,650,000	1,732,500

		2,012,270

Health Care—Services 0.2%
HCA, Inc. 7.50%, due 2/15/22	500,000	545,000

Home Builders 3.1%
Beazer Homes USA, Inc.
6.875%, due 7/15/15	1,375,000	1,320,000
8.125%, due 6/15/16	186,000	178,095
K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	1,298,000	1,236,345
♦KB Home 8.00%, due 3/15/20	1,925,000	1,963,500
Lennar Corp. 6.95%, due 6/1/18	46,000	49,105
MDC Holdings, Inc. 5.625%, due 2/1/20	157,000	156,562

M-144	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Home Builders (continued)
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	$1,150,000	$1,236,250
Standard Pacific Corp. 8.375%, due 5/15/18	885,000	966,863

		7,106,720

Household Products & Wares 1.5%
Jarden Corp.
7.50%, due 5/1/17	325,000	364,000
7.50%, due 1/15/20	977,000	1,067,372
♦Reynolds Group Issuer, Inc.
7.75%, due 10/15/16 (d)	138,000	145,245
7.875%, due 8/15/19 (d)	475,000	514,188
8.50%, due 5/15/18 (d)	625,000	612,500
9.875%, due 8/15/19 (d)	826,000	856,975

		3,560,280

Insurance 2.5%
Allstate Corp. (The) 6.50%, due 5/15/67 (b)	162,000	159,570
American International Group, Inc.
4.875%, due 3/15/67 (b)	€1,300,000	1,180,394
Series A2 5.75%, due 3/15/67 (b)	£50,000	58,496
Chubb Corp. (The) 6.375%, due 3/29/67 (b)	$1,295,000	1,337,088
Farmers Exchange Capital 7.20%, due 7/15/48 (d)	137,000	147,499
Liberty Mutual Group, Inc.
7.80%, due 3/15/37 (d)	102,000	103,020
10.75%, due 6/15/88 (b)(d)	987,000	1,342,320
Lincoln National Corp. 7.00%, due 5/17/66 (b)	1,407,000	1,343,685
Pacific Life Insurance Co. 9.25%, due 6/15/39 (d)	46,000	58,419
Progressive Corp. (The) 6.70%, due 6/15/67 (b)	138,000	143,520

		5,874,011

Iron & Steel 0.9%
AK Steel Corp. 7.625%, due 5/15/20	800,000	676,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	186,872
United States Steel Corp.
7.00%, due 2/1/18	650,000	641,875
7.50%, due 3/15/22	600,000	576,000

		2,080,747

	Principal Amount	Value

Leisure Time 0.0%‡
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (d)	$92,000	$109,682

Lodging 1.6%
Caesars Entertainment Operating Co., Inc. 10.00%, due 12/15/18	1,250,000	847,250
MGM Resorts International
7.50%, due 6/1/16	1,193,000	1,234,755
8.625%, due 2/1/19 (d)	475,000	508,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	900,000	996,750

		3,587,005

Machinery—Diversified 0.7%
Briggs & Stratton Corp. 6.875%, due 12/15/20	800,000	856,000
CNH America LLC 7.25%, due 1/15/16	748,000	822,800

		1,678,800

Media 2.2%
CCO Holdings LLC / CCO Holdings Capital Corp.
7.00%, due 1/15/19	222,000	239,760
7.25%, due 10/30/17	500,000	545,000
Cequel Communications Holdings I LLC / Cequel Capital Corp. 8.625%, due 11/15/17 (d)	212,000	228,430
Clear Channel Communications, Inc. 9.00%, due 3/1/21	1,080,000	939,600
Clear Channel Worldwide Holdings, Inc. 9.25%, due 12/15/17	798,000	869,820
COX Communications, Inc. 6.95%, due 6/1/38 (d)	509,000	613,700
DISH DBS Corp.
6.75%, due 6/1/21	1,400,000	1,512,000
7.125%, due 2/1/16	185,000	203,038

		5,151,348

Metal Fabricate & Hardware 0.2%
Mueller Water Products, Inc. 8.75%, due 9/1/20	457,000	507,270

Mining 1.0%
Alcoa, Inc. 6.15%, due 8/15/20	724,000	762,148
Aleris International, Inc. 7.625%, due 2/15/18	924,000	937,860

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-145

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Mining (continued)
Century Aluminum Co. 8.00%, due 5/15/14	$500,000	$495,000

		2,195,008

Miscellaneous—Manufacturing 1.1%
American Railcar Industries, Inc. 7.50%, due 3/1/14	630,000	637,875
Amsted Industries, Inc. 8.125%, due 3/15/18 (d)	1,000,000	1,057,500
GE Capital Trust I 6.375%, due 11/15/67 (b)	475,000	488,657
Polypore International, Inc. 7.50%, due 11/15/17	285,000	302,456

		2,486,488

Office Furnishings 0.5%
Interface, Inc. 7.625%, due 12/1/18	1,164,000	1,239,660

Oil & Gas 5.0%
Berry Petroleum Co. 6.75%, due 11/1/20	752,000	785,840
Chesapeake Energy Corp.
6.625%, due 8/15/20 (e)	555,000	549,450
6.875%, due 8/15/18	600,000	597,000
Concho Resources, Inc.
6.50%, due 1/15/22	500,000	520,000
7.00%, due 1/15/21	623,000	666,610
Denbury Resources, Inc.
6.375%, due 8/15/21	185,000	192,400
8.25%, due 2/15/20	525,000	574,875
Frontier Oil Corp. 6.875%, due 11/15/18	129,000	134,160
Hilcorp Energy I, L.P. / Hilcorp Finance Co.
7.625%, due 4/15/21 (d)	277,000	295,005
8.00%, due 2/15/20 (d)	700,000	754,250
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19 (d)	850,000	841,500
7.75%, due 2/1/21	185,000	193,325
8.625%, due 4/15/20	425,000	457,938
Nabors Industries, Inc. 5.00%, due 9/15/20	1,222,000	1,303,955
Swift Energy Co.
7.125%, due 6/1/17	500,000	503,750
8.875%, due 1/15/20	1,042,000	1,094,100
Tesoro Corp. 6.50%, due 6/1/17	1,331,000	1,367,602
Valero Energy Corp. 6.125%, due 2/1/20	509,000	587,670

		11,419,430

	Principal Amount	Value

Oil & Gas Services 1.3%
Basic Energy Services, Inc.
7.125%, due 4/15/16	$475,000	$469,062
7.75%, due 2/15/19	625,000	600,000
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	293,000	303,988
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (d)	214,000	224,165
Hornbeck Offshore Services, Inc.
5.875%, due 4/1/20 (d)	84,000	83,370
8.00%, due 9/1/17	1,185,000	1,272,394

		2,952,979

Packaging & Containers 0.5%
Sealed Air Corp. 8.125%, due 9/15/19 (d)	935,000	1,042,525

Pipelines 3.0%
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,100,000	1,207,250
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	1,325,000	1,368,872
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	752,000	799,000
Panhandle Eastern Pipeline Co., L.P. 8.125%, due 6/1/19	463,000	573,751
Plains All American Pipeline, L.P. 5.00%, due 2/1/21	463,000	523,186
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	1,050,000	1,105,125
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
6.375%, due 8/1/22 (d)	500,000	498,750
7.875%, due 10/15/18	800,000	864,000

		6,939,934

Real Estate Investment Trusts 0.3%
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19	750,000	810,000

Retail 1.5%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.50%, due 5/20/21	168,000	168,840
AutoNation, Inc. 6.75%, due 4/15/18	830,000	903,662
CVS Caremark Corp. 4.75%, due 5/18/20	1,305,000	1,482,586
Ferrellgas Partners, L.P. / Ferrellgas Partners Finance Corp. 8.625%, due 6/15/20	360,000	320,400

M-146	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Retail (continued)
Inergy LP / Inergy Finance Corp. 7.00%, due 10/1/18	$507,000	$522,210

		3,397,698

Semiconductors 0.5%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (d)	1,066,000	1,140,620

Software 1.1%
♦First Data Corp.
7.375%, due 6/15/19 (d)	2,042,000	2,082,840
8.875%, due 8/15/20 (d)	320,000	346,400

		2,429,240

Telecommunications 3.4%
CommScope, Inc. 8.25%, due 1/15/19 (d)	1,720,000	1,818,900
Frontier Communications Corp. 8.50%, due 4/15/20	686,000	727,160
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,398,000	1,520,325
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	314,000	325,775
Nextel Communications, Inc. 5.95%, due 3/15/14	870,000	871,087
Sprint Capital Corp.
6.90%, due 5/1/19	738,000	693,720
8.75%, due 3/15/32	1,330,000	1,210,300
ViaSat, Inc. 8.875%, due 9/15/16	620,000	663,400

		7,830,667

Toys, Games & Hobbies 0.2%
Hasbro, Inc. 6.30%, due 9/15/17	395,000	450,290

Transportation 0.1%
PHI, Inc. 8.625%, due 10/15/18	151,000	152,510

Total Corporate Bonds (Cost $146,307,699)		146,801,776

Foreign Bonds 1.6%
El Salvador 0.0%‡
Republic of El Salvador 7.65%, due 6/15/35	37,000	38,998
8.25%, due 4/10/32 (d)	37,000	41,255

		80,253

	Principal Amount	Value

Germany 0.1%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€166,000	$183,879

Portugal 0.7%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	2,000,000	1,623,889

United Kingdom 0.8%
EGG Banking PLC 7.50%, due 5/29/49 (b)	£1,127,000	1,689,225
Rexam PLC 6.75%, due 6/29/67 (b)	€222,000	266,894

		1,956,119

Total Foreign Bonds (Cost $3,683,886)		3,844,140

Loan Assignments & Participations 2.4% (f)
Chemicals, Plastics & Rubber 0.7%
Ascend Performance Materials LLC Term Loan B 6.75%, due 4/10/18	$1,645,875	1,598,556

Commercial Services 0.5%
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	990,000	989,752

Finance—Consumer Loans 0.4%
Springleaf Finance Corp. Term Loan 5.50%, due 5/10/17	1,000,000	939,821

Retail 0.4%
Neiman Marcus Group, Inc. (The) Extended Term Loan 4.75%, due 5/16/18	1,000,000	986,661

Telecommunications 0.4%
MetroPCS Wireless, Inc. Incremental Term Loan B3 4.00%, due 3/16/18	987,490	962,626

Total Loan Assignments & Participations (Cost $5,586,454)		5,477,416

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-147

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Mortgage-Backed Securities 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.737%, due 11/25/35 (c)(g)	$113,649	$87,635
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (b)	47,335	41,384
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.248%, due 11/25/36 (g)	54,655	38,784
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.629%, due 7/25/36 (g)	67,632	50,028

Total Mortgage-Backed Securities (Cost $243,322)		217,831

Municipal Bond 0.1%
New York 0.1%
New York City Industrial Development Agency Special Facilities Revenue Series A 8.00%, due 8/1/12 (a)	320,000	319,997

Total Municipal Bond (Cost $325,859)		319,997

U.S. Government & Federal Agencies 2.1%
♦United States Treasury Inflation—Indexed Notes 2.1%
1.125%, due 1/15/21	2,629,250	3,025,691
1.25%, due 7/15/20	1,562,969	1,814,754

		4,840,445

Total U.S. Government & Federal Agencies (Cost $4,354,963)		4,840,445

Yankee Bonds 11.4% (h)
Banks 1.3%
Barclays Bank PLC
5.125%, due 1/8/20	500,000	542,583
5.14%, due 10/14/20	463,000	437,570
Mizuho Capital Investment, Ltd. 14.95%, due 12/31/49 (b)(d)	248,000	304,422
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	1,194,000	1,273,231

	Principal Amount	Value

Banks (continued)
Royal Bank of Scotland PLC (The) 6.125%, due 1/11/21	$463,000	$514,354

		3,072,160

Building Materials 1.1%
Cemex Espana Luxembourg 9.25%, due 5/12/20 (d)	1,000,000	841,250
Desarrolladora Homex S.A.B. de C.V. 9.50%, due 12/11/19 (d)	1,300,000	1,352,000
Holcim U.S. Finance Sarl & Cie SCS 6.00%, due 12/30/19 (d)	370,000	387,925

		2,581,175

Electric 0.3%
Intergen N.V. 9.00%, due 6/30/17 (d)	755,000	739,900

Engineering & Construction 0.5%
BAA Funding, Ltd. 4.875%, due 7/15/23 (d)	1,100,000	1,158,678

Food 1.2%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (d)	1,387,000	1,475,487
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	350,000	339,500
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (d)	830,000	863,200

		2,678,187

Forest Products & Paper 0.0%‡
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (d)	185,000	96,200

Insurance 0.1%
Oil Insurance, Ltd. 3.443%, due 12/29/49 (b)(d)	148,000	128,505
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (b)(d)	129,000	118,838

		247,343

Iron & Steel 0.6%
APERAM 7.375%, due 4/1/16 (d)	1,590,000	1,367,400

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	600,000	648,000

Machinery—Construction & Mining 0.2%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (d)	364,000	372,190

M-148	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Mining 2.4%
FMG Resources August 2006 Pty, Ltd.
6.875%, due 2/1/18 (d)	$400,000	$404,000
8.25%, due 11/1/19 (d)	1,000,000	1,060,000
♦Novelis, Inc.
8.375%, due 12/15/17	766,000	819,620
8.75%, due 12/15/20	1,302,000	1,402,905
Teck Resources, Ltd. 10.75%, due 5/15/19	150,000	180,375
Vedanta Resources PLC 8.25%, due 6/7/21 (d)	1,640,000	1,529,300

		5,396,200

Oil & Gas 1.9%
ENI S.p.A. 4.15%, due 10/1/20 (d)	370,000	367,177
OGX Austria GmbH 8.50%, due 6/1/18 (d)	1,595,000	1,419,550
Petrobras International Finance Co. 5.375%, due 1/27/21	1,165,000	1,255,603
Precision Drilling Corp.
6.50%, due 12/15/21	487,000	496,740
6.625%, due 11/15/20	882,000	908,460

		4,447,530

Oil & Gas Services 0.4%
Cie Generale de Geophysique—Veritas
6.50%, due 6/1/21	200,000	200,000
9.50%, due 5/15/16	600,000	655,500

		855,500

Telecommunications 0.6%
Intelsat Luxembourg S.A.
11.25%, due 2/4/17	185,000	190,550
11.50%, due 2/4/17 (i)	1,150,000	1,187,375

		1,377,925

Transportation 0.5%
CHC Helicopter S.A. 9.25%, due 10/15/20	1,233,000	1,205,258

Total Yankee Bonds (Cost $26,462,260)		26,243,646

Total Long-Term Bonds (Cost $202,281,727)		202,002,945

	Shares
Common Stocks 0.4%
Auto Manufacturers 0.2%
General Motors Co. (j)	20,270	399,724

	Shares	Value

Banks 0.2%
CIT Group, Inc. (j)	1,475	$52,569
Citigroup, Inc.	16,000	438,560

		491,129

Building Materials 0.0%‡
Nortek, Inc. (j)	50	2,502
U.S. Concrete, Inc. (j)(k)	4,455	22,030

		24,532

Total Common Stocks (Cost $1,402,287)		915,385

Convertible Preferred Stocks 1.3%
Auto Manufacturers 0.1%
General Motors Co. 4.75%	4,650	154,380

Auto Parts & Equipment 0.1%
♦Goodyear Tire & Rubber Co. (The) 5.88%	5,100	220,320

Banks 0.5%
♦Bank of America Corp. 7.25% Series L	400	390,000
Citigroup, Inc. 7.50%	4,800	410,688
Wells Fargo & Co. 7.50% Series L	400	450,000

		1,250,688

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,600	304,226

Insurance 0.1%
Hartford Financial Services Group, Inc. 7.25%	8,300	155,210
MetLife, Inc. 5.00%	2,025	125,287

		280,497

Media 0.1%
Nielsen Holdings N.V. 6.25%	2,500	128,594

Oil & Gas 0.3%
Apache Corp. 6.00%	11,800	592,832

Total Convertible Preferred Stocks (Cost $3,397,170)		2,931,537

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-149

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Number of Warrants	Value

Warrants 0.1%
Auto Manufacturers 0.1%
General Motors Co.
Strike Price $18.33 Expires 7/10/19 (j)	7,425	$50,342
Strike Price $10.00 Expires 7/10/16 (j)	7,425	81,823

Total Warrants (Cost $299,155)		132,165

	Principal Amount
Short-Term Investment 8.9%
Repurchase Agreement 8.9%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $20,582,644 (Collateralized by a Federal National Mortgage Association security with a rate of 0.74% and a maturity date of 6/4/15, with a Principal Amount of $20,975,000 and a Market Value of $20,994,381)	$20,582,627	20,582,627

Total Short-Term Investment (Cost $20,582,627)		20,582,627

Total Investments (Cost $227,962,966) (n)	98.3%	226,564,659
Other Assets, Less Liabilities	1.7	3,811,471
Net Assets	100.0%	$230,376,130

	Contracts Long	Unrealized Appreciation (Depreciation) (l)
Futures Contracts 0.0%‡
United States Treasury Bond September 2012 (30 Year) (m)	115	$251,275

Total Futures Contracts Long (Settlement Value $17,016,406)		251,275

	Contracts Short
United States Treasury Note September 2012 (10 Year) (m)	(150)	(189,047)
United States Treasury Note September 2012 (5 Year) (m)	(390)	(49,666)

Total Futures Contracts Short (Settlement Value $68,354,063)		(238,713)
Total Futures Contracts (Settlement Value $51,337,657)		$12,562

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Issue in default.

(b)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

(c)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of June 30, 2012 is $2,177,163, which represents 1.0% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(e)	Security, or a portion thereof, is maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(K)).

(f)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of June 30, 2012. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(g)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2012.

(h)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(i)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(j)	Non-income producing security.

(k)	Illiquid security. The total market value of this security as of June 30, 2012 is $22,030, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(l)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2012.

(m)	At June 30, 2012, cash in the amount of $193,100 is on deposit with a broker for futures transactions.

(n)	As of June 30, 2012, cost is $227,971,038 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$5,112,419
Gross unrealized depreciation	(6,518,798)

Net unrealized depreciation	$(1,406,379)

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

M-150	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S Dollar	7/12/12	JPMorgan Chase Bank	EUR	101,000	USD	127,996	USD	(171)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	7/12/12	JPMorgan Chase Bank	EUR	3,833,000		4,811,088		(39,917)
Pound Sterling vs. U.S. Dollar	7/12/12	JPMorgan Chase Bank	GBP	1,332,000		2,061,123		(24,943)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(65,031)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,270,389	$—	$3,270,389
Convertible Bonds	—	10,987,305	—	10,987,305
Corporate Bonds	—	146,801,776	—	146,801,776
Foreign Bonds	—	3,844,140	—	3,844,140
Loan Assignments & Participations	—	5,477,416	—	5,477,416
Mortgage-Backed Securities	—	217,831	—	217,831
Municipal Bond	—	319,997	—	319,997
U.S. Government & Federal Agencies	—	4,840,445	—	4,840,445
Yankee Bonds	—	26,243,646	—	26,243,646

Total Long-Term Bonds	—	202,002,945	—	202,002,945

Common Stocks	915,385	—	—	915,385
Convertible Preferred Stocks	2,931,537	—	—	2,931,537
Warrants	132,165	—	—	132,165
Short-Term Investment
Repurchase Agreement	—	20,582,627	—	20,582,627

Total Investments in Securities	3,979,087	222,585,572	—	226,564,659

Other Financial Instruments
Futures Contracts Long (b)	251,275	—	—	251,275

Total Investments in Securities and Other Financial Instruments	$4,230,362	$222,585,572	$—	$226,815,934

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-151

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(65,031)	$—	$(65,031)
Futures Contracts Short (b)	(238,713)	—	—	(238,713)

Total Other Financial Instruments	$(238,713)	$(65,031)	$—	$(303,744)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2011 and June 30, 2012 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-152	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $227,962,966)	$226,564,659
Cash collateral on deposit at broker	193,100
Cash denominated in foreign currencies (identified cost $99,139)	98,814
Cash	1,305
Receivables:
Dividends and interest	3,518,725
Investment securities sold	872,204
Fund shares sold	333,439
Other assets	2,321

Total assets	231,584,567

Liabilities
Payables:
Investment securities purchased	864,833
Manager (See Note 3)	113,768
Variation margin on futures contracts	51,328
Professional fees	39,114
Shareholder communication	34,232
NYLIFE Distributors (See Note 3)	14,425
Broker fees and charges on short sales	8,542
Fund shares redeemed	3,523
Custodian	1,440
Accrued expenses	12,201
Unrealized depreciation on foreign currency forward contracts	65,031

Total liabilities	1,208,437

Net assets	$230,376,130

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,625
Additional paid-in capital	223,447,244

223,469,869
Undistributed net investment income	6,881,131
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	1,482,284
Net unrealized appreciation (depreciation) on investments and futures contracts	(1,385,745)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(71,409)

Net assets	$230,376,130

Initial Class
Net assets applicable to outstanding shares	$155,858,298

Shares of beneficial interest outstanding	15,296,455

Net asset value per share outstanding	$10.19

Service Class
Net assets applicable to outstanding shares	$74,517,832

Shares of beneficial interest outstanding	7,328,127

Net asset value per share outstanding	$10.17

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-153

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$7,433,680
Dividends (a)	87,959

Total income	7,521,639

Expenses
Manager (See Note 3)	745,573
Distribution and service—Service Class (See Note 3)	71,815
Professional fees	31,154
Shareholder communication	19,670
Broker fees and charges on short sales	11,949
Custodian	11,175
Trustees	3,462
Interest on investments sold short	3,182
Miscellaneous	5,261

Total expenses	903,241

Net investment income (loss)	6,618,398

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,548,013
Futures transactions	(549,024)
Foreign currency transactions	138,397

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	1,137,386

Net change in unrealized appreciation (depreciation) on:
Investments	6,228,880
Investments sold short	86,547
Futures contracts	122,145
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(66,981)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	6,370,591

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	7,507,977

Net increase (decrease) in net assets resulting from operations	$14,126,375

(a)	Dividends recorded net of foreign withholding taxes in the amount of $50.

M-154	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the period April 29, 2011 (inception date) through December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,618,398	$5,817,150
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	1,137,386	733,801
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	6,370,591	(7,827,745)

Net increase (decrease) in net assets resulting from operations	14,126,375	(1,276,794)

Dividends to shareholders:
From net investment income:
Initial Class	—	(4,981,114)
Service Class	—	(992,891)

Total dividends to shareholders	—	(5,974,005)

Capital share transactions:
Net proceeds from sale of shares	68,704,512	252,739,616 (a)
Net asset value of shares issued to shareholders in reinvestment of dividends	—	5,974,005
Cost of shares redeemed	(80,611,779)	(23,305,800)

Increase (decrease) in net assets derived from capital share transactions	(11,907,267)	235,407,821

Net increase (decrease) in net assets	2,219,108	228,157,022

Net Assets
Beginning of period	228,157,022	—

End of period	$230,376,130	$228,157,022

Undistributed net investment income at end of period	$6,881,131	$262,733

(a)	Includes a subscription in-kind in the amount of $79,972,617 during the period ended December 31, 2011. (See Note 11)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-155

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		April 29, 2011** through December 31,
	2012*		2011
Net asset value at beginning of period	$9.60		$10.00

Net investment income (loss) (a)	0.27		0.31
Net realized and unrealized gain (loss) on investments	0.32		(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.02

Total from investment operations	0.59		(0.14)

Less dividends:
From net investment income	—		(0.26)

Net asset value at end of period	$10.19		$9.60

Total investment return	6.15	%(b)(c)	(1.32	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.36	%††	4.74	% ††
Net expenses (excluding short sales expenses)	0.66	%††	0.71	% ††
Expenses (including short sales expenses)	0.67	%††	0.78	% ††
Short sale expenses	0.01	%††	0.07	% ††
Portfolio turnover rate	25%		7%
Net assets at end of period (in 000’s)	$155,858		$188,333

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-156	MainStay VP Flexible Bond Opportunities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		April 29, 2011** through December 31,
	2012*		2011
Net asset value at beginning of period	$9.60		$10.00

Net investment income (loss) (a)	0.26		0.31
Net realized and unrealized gain (loss) on investments	0.31		(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.03

Total from investment operations	0.57		(0.15)

Less dividends:
From net investment income	—		(0.25)

Net asset value at end of period	$10.17		$9.60

Total investment return	5.94	%(b)(c)	(1.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.20	%††	4.81	% ††
Net expenses (excluding short sales expenses)	0.91	%††	0.95	% ††
Expenses (including short sales expenses)	0.92	%††	1.03	% ††
Short sale expenses	0.01	%††	0.08	% ††
Portfolio turnover rate	25%		7%
Net assets at end of period (in 000’s)	$74,518		$39,824

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-157

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[1]
Initial Class Shares	3.15%	3.36%	3.16%	3.78%	0.65%
Service Class Shares	3.03	3.09	2.91	3.51	0.90

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (5/2/05)
Credit Suisse Leveraged Loan Index[2]	4.52%	3.33%	3.50%	4.52%
Average Lipper Loan Participation Fund[3]	4.38	3.30	2.30	3.22

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-158	MainStay VP Floating Rate Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,031.50	$3.33	$1,021.60	$3.32

Service Class Shares	$1,000.00	$1,030.30	$4.59	$1,020.30	$4.57

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-159

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-162 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2012 (excluding short-term investments)

1.	DaVita, Inc., 4.50%, due 10/20/16

2.	Neiman Marcus Group, Inc. (The), 4.75%, due 5/16/18

3.	TransDigm, Inc., 4.00%–7.75%, due 2/14/17–12/15/18

4.	Hertz Corp. (The), 3.75%, due 3/9/18

5.	Intelsat Jackson Holdings, Ltd., 5.25%, due 4/2/18
6.	Grifols, Inc., 4.50%–8.25%, due 6/1/17–2/1/18

7.	Asurion Corp., 5.50%–9.00%, due 5/24/18–5/24/19

8.	MetroPCS Wireless, Inc., 4.00%–6.625%, due 11/3/16–11/15/20

9.	Bausch & Lomb, Inc., 5.25%, due 5/17/19

10.	Reynolds Group Holdings, Inc., 6.50%–9.875%, due 2/9/18–8/15/19

M-160	MainStay VP Floating Rate Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone, and Arthur S. Torrey of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Floating Rate Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Floating Rate Portfolio returned 3.15% for Initial Class shares and 3.03% for Service Class shares. Both share classes underperformed the 4.38% return of the average Lipper2 Loan Participation Fund and the 4.52% return of the Credit Suisse Leveraged Loan Index2 for the six months ended June 30, 2012. The Credit Suisse Leveraged Loan Index is the Portfolio’s broad-based securities-market index.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the six months ended June 30, 2012?

Strong inflows into the leveraged loan asset class during the first quarter of 2012, coupled with limited new issuance, caused prices to rally. Riskier assets (those rated CCC3 and lower and distressed credits) outperformed credits that were less risky (loans rated BB4) during the first quarter of 2012. During the second quarter, concerns about European sovereign risk caused many investors to reduce risk in their Portfolios, leading to lower secondary prices for floating-rate loans during much of the second quarter.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative underperformance resulted primarily because the Portfolio held an overweight position relative to the Credit Suisse Leveraged Loan Index in credits rated BB and underweight positions in credits rated CCC and lower and in unrated credits. Those riskier credits outperformed during most of the reporting period.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,2 reset every 30, 60, 90 or 180 days. The Portfolio’s weighted average LIBOR reset figure as of June 30, 2012, was 51 days, which we viewed as a short duration. Since actual reset dates may vary for different loans in the Portfolio, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

During the reporting period, what characteristics did the Portfolio pursue in its investments?

The Portfolio seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies, preferring those with positive cash flow, solid asset coverage, and management teams with strong track records. The Portfolio seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio remained overweight relative to the Credit Suisse Leveraged Loan Index in credits rated BB. As of the same date, the Portfolio remained underweight relative to the benchmark in unrated credits and loans rated CCC and below.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-161

Portfolio of Investments June 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 92.1%† Corporate Bonds 7.8%
Aerospace & Defense 0.7%
Oshkosh Corp. 8.25%, due 3/1/17	$1,600,000	$1,752,000
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	435,000	473,063
♦TransDigm, Inc. 7.75%, due 12/15/18	2,500,000	2,743,750

		4,968,813

Automobile 0.2%
Dana Holding Corp. 6.50%, due 2/15/19	400,000	425,000
UR Financing Escrow Corp. 5.75%, due 7/15/18 (a)	800,000	832,000

		1,257,000

Beverage, Food & Tobacco 0.3%
Constellation Brands, Inc. 6.00%, due 5/1/22	1,200,000	1,290,000
Dole Food Co., Inc. 8.00%, due 10/1/16 (a)	750,000	782,813

		2,072,813

Broadcasting & Entertainment 1.0%
CSC Holdings LLC 8.625%, due 2/15/19	700,000	808,500
National CineMedia LLC 6.00%, due 4/15/22 (a)	2,785,000	2,833,737
Sinclair Television Group, Inc. 8.375%, due 10/15/18	3,000,000	3,270,000

		6,912,237

Buildings & Real Estate 0.5%
Building Materials Corp. of America
6.75%, due 5/1/21 (a)	850,000	909,500
6.875%, due 8/15/18 (a)	1,200,000	1,275,000
CBRE Services, Inc. 6.625%, due 10/15/20	900,000	954,000

		3,138,500

Chemicals, Plastics & Rubber 0.8%
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	2,500,000	2,550,000
Huntsman International LLC 5.50%, due 6/30/16	1,000,000	1,000,000
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	150,000	156,375

	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	$1,500,000	$1,455,000

		5,161,375

Containers, Packaging & Glass 0.8%
Ball Corp. 5.00%, due 3/15/22	1,250,000	1,300,000
Berry Plastics Corp. 4.343%, due 9/15/14 (b)	500,000	490,000
Crown Americas LLC / Crown Americas Capital Corp. III 6.25%, due 2/1/21	1,500,000	1,638,750
Greif, Inc. 7.75%, due 8/1/19	650,000	741,000
♦Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 9.875%, due 8/15/19 (a)	800,000	830,000

		4,999,750

Diversified Natural Resources, Precious Metals & Minerals 0.3%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	700,000	773,500
Boise Paper Holdings LLC /Boise Finance Co. 9.00%, due 11/1/17	1,000,000	1,105,000

		1,878,500

Healthcare, Education & Childcare 0.1%
♦Grifols, Inc. 8.25%, due 2/1/18	692,000	742,170

Hotels, Motels, Inns & Gaming 0.2%
Ameristar Casinos, Inc. 7.50%, due 4/15/21	1,200,000	1,284,000

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Cinemark USA, Inc. 8.625%, due 6/15/19	600,000	664,500

Machinery 0.4%
SPX Corp. 6.875%, due 9/1/17	2,750,000	2,997,500

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.1%
CPM Holdings, Inc. 10.625%, due 9/1/14	725,000	768,500

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2012, excluding short-term investments. May be subject to change daily.

M-162	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Mining, Steel, Iron & Non-Precious Metals 0.5%
CONSOL Energy, Inc. 8.00%, due 4/1/17	$3,000,000	$3,112,500

Oil & Gas 1.0%
Chesapeake Energy Corp. 6.125%, due 2/15/21	3,083,000	2,982,802
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	788,000	864,830
Forest Oil Corp. 7.25%, due 6/15/19	3,000,000	2,752,500

		6,600,132

Telecommunications 0.7%
GCI, Inc. 6.75%, due 6/1/21	1,750,000	1,693,125
♦MetroPCS Wireless, Inc. 6.625%, due 11/15/20	3,000,000	2,955,000

		4,648,125

Utilities 0.1%
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 11.50%, due 10/1/20 (a)	670,000	457,275

Total Corporate Bonds (Cost $50,076,821)		51,663,690

Floating Rate Loans 69.1% (c)
Aerospace & Defense 2.4%
Aeroflex, Inc. Term Loan B 5.75%, due 5/9/18	2,123,172	2,044,439
Pelican Products, Inc. New Term Loan B 5.00%, due 3/7/17	2,658,704	2,628,793
SI Organization, Inc. (The) New Term Loan B 4.50%, due 11/22/16	2,807,250	2,737,069
Spirit Aerosystems, Inc. Term Loan B 3.75%, due 4/18/19	3,291,750	3,289,693
♦TransDigm, Inc. New Term Loan B 4.00%, due 2/14/17	4,394,750	4,385,595
Wesco Aircraft Hardware Corp. New Term Loan B 4.25%, due 4/7/17	920,918	918,616

		16,004,205

	Principal Amount	Value

Automobile 5.0%
Autoparts Holdings, Ltd.
1st Lien Term Loan 6.50%, due 7/28/17	$397,000	$381,864
2nd Lien Term Loan 10.50%, due 1/29/18	600,000	519,000
Capital Automotive L.P. New Term Loan B 5.25%, due 3/10/17	5,973,431	5,891,296
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	3,955,025	3,977,767
Federal-Mogul Corp.
Term Loan B 2.178%, due 12/29/14	2,260,934	2,148,830
Term Loan C 2.178%, due 12/28/15	1,640,783	1,559,428
FleetPride Corp. New Term Loan 6.75%, due 12/6/17	1,990,000	1,993,731
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	6,000,000	5,850,000
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	3,770,415	3,769,472
Key Safety Systems, Inc. 1st Lien Term Loan 2.596%, due 3/8/14	1,420,053	1,372,126
Metaldyne Co. LLC New Term Loan B 5.25%, due 5/18/17	2,962,500	2,925,469
Tomkins LLC New Term Loan B 4.25%, due 9/29/16	3,130,619	3,124,098

		33,513,081

Beverage, Food & Tobacco 3.4%
American Seafoods Group LLC New Term Loan B 4.253%, due 3/16/18 (d)	1,438,888	1,394,786
Dean Foods Co. Extended Term Loan B2 3.50%, due 4/2/17	4,321,462	4,253,040
Del Monte Foods Co. Term Loan 4.50%, due 3/8/18	4,161,837	4,090,307
Dole Food Co., Inc. Tranche B2 5.038%, due 7/6/18	2,109,067	2,103,794

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-163

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	$5,095,831	$5,070,352
Pinnacle Foods Finance LLC Term Loan E 4.75%, due 10/17/18	1,170,000	1,159,762
Wm. Bolthouse Farms, Inc. New 1st Lien Term Loan 5.505%, due 2/11/16	4,673,346	4,685,030

		22,757,071

Broadcasting & Entertainment 4.8%
BBHI Acquisition LLC Term Loan B 4.50%, due 12/14/17	3,940,000	3,896,660
Charter Communications Operating LLC Extended Term Loan C 3.50%, due 9/6/16	283,939	281,060
CSC Holdings, Inc. Incremental B2 Term Loan 1.995%, due 3/29/16	2,317,760	2,293,134
Cumulus Media, Inc. Term Loan 5.75%, due 9/17/18	3,484,521	3,472,326
Gray Television, Inc. Term Loan B 3.74%, due 12/31/14	3,939,726	3,887,986
Hubbard Radio LLC
Term Loan B 5.25%, due 4/28/17	722,216	717,702
2nd Lien Term Loan 8.75%, due 4/30/18	500,000	498,750
Knology, Inc. New Term Loan B 4.00%, due 8/18/17	5,187,204	5,170,994
LodgeNet Entertainment Corp. Term Loan 6.50%, due 4/4/14	482,907	376,064
MCC Iowa LLC Tranche D1 Term Loan 1.95%, due 1/30/15	1,890,000	1,814,400
Mediacom Broadband LLC Tranche F Term Loan 4.50%, due 10/23/17	735,000	729,487
Univision Communications, Inc. Extended Term Loan 4.495%, due 3/31/17	3,848,637	3,622,529

	Principal Amount	Value

Broadcasting & Entertainment (continued)
Weather Channel (The) New Term Loan B
4.25%, due 2/13/17	$5,022,624	$5,010,068

		31,771,160

Buildings & Real Estate 1.7%
Armstrong World Industries, Inc. New Term Loan B 4.00%, due 3/9/18	4,852,332	4,803,809
CB Richard Ellis Services, Inc. New Term Loan D 3.741%, due 9/4/19	3,564,000	3,514,995
Central Parking Corp.
Letter of Credit Term Loan 2.40%, due 5/22/14	94,828	93,405
Term Loan 2.75%, due 5/22/14	253,696	249,891
CPG International, Inc. New Term Loan B 6.00%, due 2/18/17	2,818,800	2,706,048
Realogy Corp. Letter of Credit 3.241%, due 10/10/13	115,664	109,206

		11,477,354

Chemicals, Plastics & Rubber 3.1%
Ashland, Inc. Term Loan B 3.75%, due 8/23/18	2,289,980	2,291,570
General Chemical Corp. New Term Loan 5.002%, due 10/6/15	3,607,960	3,577,519
Huntsman International LLC
New Term Loan 1.843%, due 4/21/14	594,530	591,557
Extended Term Loan B 2.846%, due 4/19/17	1,621,014	1,582,515
Ineos US Finance LLC 6 Year Term Loan 6.50%, due 5/4/18	2,992,500	2,923,673
Momentive Specialty Chemicals, Inc. Extended Term Loan C7 4.25%, due 5/5/15	987,013	927,792
Solutia, Inc. New Term Loan B 3.50%, due 8/1/17	3,012,744	3,004,272
Univar, Inc. Term Loan B 5.00%, due 6/30/17	6,043,359	5,909,904

		20,808,802

M-164	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Containers, Packaging & Glass 2.1%
Berry Plastics Corp. Term Loan C 2.245%, due 4/3/15	$3,943,110	$3,790,862
BWAY Corp. Replacement Term Loan B 4.50%, due 2/23/18	3,400,692	3,366,685
♦Reynolds Group Holdings, Inc.
Tranche B Term Loan 6.50%, due 2/9/18	4,884,108	4,905,140
Tranche C Term Loan 6.50%, due 8/9/18	1,262,294	1,267,729
Sealed Air Corp. Term Loan B 4.75%, due 10/3/18	786,000	790,323

		14,120,739

Diversified/Conglomerate Manufacturing 1.5%
Colfax Corp. Term Loan B 4.50%, due 1/11/19	6,100,622	6,085,370
Sensus USA, Inc.
1st Lien Term Loan 4.75%, due 5/9/17	1,481,250	1,471,992
2nd Lien Term Loan 8.50%, due 5/9/18	200,000	198,750
Terex Corp. Term Loan B 5.50%, due 4/28/17	1,091,750	1,095,844
Veyance Technologies, Inc.
Delayed Draw Term Loan 2.50%, due 7/31/14	119,375	115,570
Initial Term Loan 2.50%, due 7/31/14	833,437	806,872

		9,774,398

Diversified/Conglomerate Service 5.5%
Acosta, Inc. Term Loan 4.75%, due 3/1/18	4,655,833	4,612,185
Advantage Sales & Marketing, Inc.
Term Loan B 5.25%, due 12/18/17	3,466,203	3,418,542
2nd Lien Term Loan 9.25%, due 6/18/18	1,000,000	990,000
Brickman Group Holdings Inc. New Term Loan B 5.50%, due 10/14/16	3,191,903	3,191,903
Brock Holdings III, Inc.
New Term Loan B 6.012%, due 3/16/17	1,437,132	1,435,336
New 2nd Lien Term Loan 10.00%, due 3/16/18	750,000	738,750

	Principal Amount	Value

Diversified/Conglomerate Manufacturing (continued)
Dealer Computer Services, Inc. New Term Loan B 3.75%, due 4/20/18	$2,979,321	$2,956,976
Emdeon, Inc. Term Loan B1 5.00%, due 11/2/18	2,292,255	2,287,957
First Data Corp.
Non-Extended Term Loan B1 2.995%, due 9/24/14	2,113,020	2,022,952
Non-Extended Term Loan B3 2.995%, due 9/24/14	890,154	852,461
Term Loan B2 2.995%, due 9/24/14	1,000,000	957,656
Kronos, Inc. Tranche C Term Loan 6.25%, due 12/28/17	1,492,500	1,489,702
ServiceMaster Co. Delayed Draw Term Loan 2.75%, due 7/24/14	396,627	391,174
Term Loan 2.79%, due 7/24/14	3,982,949	3,928,184
Sophia, L.P. Term Loan B 6.25%, due 7/19/18	1,197,000	1,201,863
SunGard Data Systems, Inc. Tranche B 3.934%, due 2/26/16	1,762,093	1,742,269
Verint Systems, Inc. Term Loan 4.50%, due 10/27/17	4,197,339	4,140,939

		36,358,849

Ecological 0.1%
Synagro Technologies, Inc. Term Loan B 2.25%, due 4/2/14	854,702	735,044

Electronics 2.2%
AVG Technologies, Inc. Term Loan 7.801%, due 3/15/16	3,500,000	3,430,000
Eagle Parent, Inc. New Term Loan 5.00%, due 5/16/18	3,967,481	3,904,993
NeuStar, Inc. Term Loan B 5.00%, due 11/8/18	2,481,250	2,478,148
Sensata Technologies Finance Co. LLC Term Loan 4.00%, due 5/11/18	4,796,189	4,757,220

		14,570,361

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-165

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Finance 1.3%
Harbourvest Partners LLC Term Loan B 6.25%, due 12/16/16	$1,698,646	$1,690,153
♦Hertz Corp. (The)
New Synthetic Letter of Credit 3.75%, due 3/9/18	2,750,000	2,626,250
Term Loan B 3.75%, due 3/9/18	4,216,178	4,158,205

		8,474,608

Grocery 0.5%
SUPERVALU, Inc.
Extended Term Loan B2 3.495%, due 10/5/15	1,761,063	1,740,450
Term Loan B3 4.50%, due 4/28/18	1,997,475	1,963,428

		3,703,878

Healthcare, Education & Childcare 11.4%
Alliance Healthcare Services, Inc. Term Loan B 7.25%, due 6/1/16	2,708,823	2,532,749
♦Bausch & Lomb, Inc. Term Loan B 5.25%, due 5/17/19	6,300,000	6,254,722
Biomet, Inc. Term Loan B 3.374%, due 3/25/15	3,990,024	3,925,186
Community Health Systems, Inc.
Non-Extended Term Loan 2.577%, due 7/25/14	3,757,311	3,699,366
Extended Term Loan B 3.967%, due 1/25/17	1,324,260	1,300,673
♦DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	7,387,500	7,387,500
Emergency Medical Services Corp. Term Loan 5.25%, due 5/25/18	4,310,840	4,258,304
Gentiva Health Services, Inc. New Term Loan B 6.50%, due 8/17/16	1,698,945	1,517,724
HCA, Inc.
Extended Term Loan B3 3.495%, due 5/1/18	2,872,019	2,784,963
Extended Term Loan B2
3.711%, due 3/31/17	1,000,000	970,357

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Health Management Associates, Inc. New Term Loan B 4.50%, due 11/16/18	$4,731,237	$4,685,614
IASIS Healthcare LLC Term Loan 5.00%, due 5/3/18	2,370,000	2,325,563
Kinetic Concepts, Inc. Term Loan B 7.00%, due 5/4/18	3,482,500	3,499,913
Lifepoint Hospitals, Inc. Extended Term Loan B 3.00%, due 4/15/15	2,000,000	1,992,500
Pharmaceutical Product Development, Inc. Term Loan B 6.25%, due 12/5/18	3,982,494	3,995,437
Quintiles Transnational Corp. New Term Loan B 5.00%, due 6/8/18	5,160,284	5,086,105
RPI Finance Trust Term Loan Tranche 2 4.00%, due 5/9/18	5,441,222	5,382,277
Rural / Metro Corp. Term Loan 5.75%, due 6/29/18	2,376,000	2,327,292
Select Medical Corp. New Term Loan B 5.50%, due 6/1/18	1,980,000	1,917,299
Universal Health Services, Inc. New Term Loan B 3.75%, due 11/15/16	4,501,559	4,426,531
Vanguard Health Holding Co. II LLC Term Loan B 5.00%, due 1/29/16	3,430,609	3,413,456
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	797,371	792,957
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18	1,594,743	1,585,914

		76,062,402

Home and Office Furnishings, Housewares & Durable Consumer Products 0.5%
Jarden Corp. New Term Loan B 3.245%, due 3/30/18	3,154,539	3,142,710

Hotels, Motels, Inns & Gaming 1.3%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/16/18	2,752,629	2,746,320

M-166	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Las Vegas Sands LLC
Extended Delayed Draw Term Loan 2.75%, due 11/23/16	$678,386	$658,882
Extended Term Loan B 2.75%, due 11/23/16	1,965,047	1,904,341
Penn National Gaming, Inc. New Term Loan B 3.75%, due 7/16/18	3,076,481	3,070,045

		8,379,588

Insurance 2.1%
♦Asurion Corp.
New 1st Lien Term Loan 5.50%, due 5/24/18	5,329,545	5,306,229
New 2nd Lien Term Loan 9.00%, due 5/24/19	1,250,000	1,276,563
Hub International, Ltd.
Extended Term Loan 4.745%, due 6/13/17	1,596,000	1,594,005
Extended Incremental Term Loan 6.75%, due 12/13/17	979,912	980,524
Multiplan, Inc. New Term Loan B 4.75%, due 8/26/17	4,601,120	4,528,270

		13,685,591

Leisure, Amusement, Motion Pictures & Entertainment 2.8%
Cedar Fair, L.P. New Term Loan B 4.00%, due 12/15/17	4,995,043	4,974,188
Cinemark USA, Inc. Extended Term Loan 3.546%, due 4/29/16	1,886,625	1,873,419
Regal Cinemas, Inc. Term Loan B 3.289%, due 8/23/17	4,508,050	4,458,461
SeaWorld Parks & Entertainment, Inc. Term Loan B 4.00%, due 8/17/17	2,992,283	2,967,971
Six Flags Theme Parks, Inc. Term Loan B 4.25%, due 12/20/18	4,533,300	4,496,063

		18,770,102

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.0%
Generac Power Systems, Inc. New Term Loan B 6.25%, due 5/30/18	3,733,300	3,699,077
Goodman Global Holdings, Inc.
First Lien Term Loan 5.75%, due 10/28/16	1,512,604	1,508,823

	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Goodman Global Holdings, Inc. (continued)
2nd Lien Term Loan 9.00%, due 10/30/17	$127,273	$128,704
Manitowoc Co., Inc. (The) New Term Loan B 4.25%, due 11/13/17	1,127,879	1,121,665

		6,458,269

Mining, Steel, Iron & Non-Precious Metals 1.8%
Arch Coal, Inc. Term Loan B 5.75%, due 5/16/18	2,000,000	1,958,928
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	1,604,700	1,602,694
Novelis, Inc. Term Loan 4.00%, due 3/10/17	4,436,203	4,347,479
SunCoke Energy, Inc. Term Loan B 4.00%, due 7/26/18	396,001	394,021
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	3,642,635	3,559,156

		11,862,278

Oil & Gas 0.5%
Frac Tech International LLC Term Loan B 6.25%, due 5/6/16	3,396,629	3,095,650

Personal & Nondurable Consumer Products (Manufacturing Only) 1.1%
Spectrum Brands, Inc. New Term Loan B 5.00%, due 6/17/16	1,072,948	1,072,948
SRAM LLC
New Term Loan B 4.779%, due 6/7/18	1,667,529	1,655,023
2nd Lien Term Loan 8.50%, due 12/7/18	600,000	598,500
Visant Holding Corp. Term Loan B 5.25%, due 12/22/16	4,244,868	4,098,951

		7,425,422

Personal, Food & Miscellaneous Services 0.3%
Aramark Corp.
Extended Term Loan B 3.495%, due 7/26/16	1,642,013	1,622,173
Extended Letter of Credit 3.496%, due 7/26/16	107,987	106,682

		1,728,855

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-167

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Printing & Publishing 2.0%
Dex Media East LLC New Term Loan 2.97%, due 10/24/14	$422,816	$219,019
Getty Images, Inc. New Term Loan 5.26%, due 11/7/16	5,426,291	5,420,322
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	2,156,713	2,156,713
MediaNews Group New Term Loan 8.50%, due 3/19/14	55,199	52,945
Nielsen Finance LLC
Class A Term Loan 2.241%, due 8/9/13	17,387	17,372
Class C Term Loan 3.491%, due 5/2/16	4,871,505	4,824,821
Penton Media, Inc. New Term Loan B 5.00%, due 8/1/14 (d)(e)	772,864	585,058
R.H. Donnelley, Inc. New Term Loan 9.00%, due 10/24/14	456,956	199,233

		13,475,483

Retail Store 5.2%
Academy, Ltd. Term Loan 6.00%, due 8/3/18	2,486,253	2,493,065
Harbor Freight Tools USA, Inc. Term Loan B 5.50%, due 11/14/17	3,000,000	2,982,000
Leslie’s Poolmart, Inc. Term Loan B 4.50%, due 11/21/16	3,483,602	3,431,348
Michaels Stores, Inc.
Extended Term Loan B3 5.00%, due 7/29/16	3,693,850	3,676,921
Term Loan B2 5.00%, due 7/29/16	2,155,609	2,145,730
NBTY, Inc. New Term Loan B 4.25%, due 10/2/17	1,293,222	1,286,211
♦Neiman Marcus Group, Inc. (The) New Term Loan 4.75%, due 5/16/18	7,333,891	7,236,065
Petco Animal Supplies, Inc. New Term Loan 4.50%, due 11/24/17	4,037,374	3,994,981

	Principal Amount	Value

Retail Store (continued)
Pilot Travel Centers LLC New Term Loan B 4.25%, due 3/30/18	$4,195,803	$4,188,808
Yankee Candle Co., Inc. (The) New Term Loan B 5.25%, due 4/2/19	3,135,000	3,116,058

		34,551,187

Telecommunications 1.8%
♦MetroPCS Wireless, Inc.
Tranche B3 4.00%, due 3/16/18	1,843,884	1,797,457
Tranche B2 4.071%, due 11/3/16	1,615,777	1,585,817
Syniverse Technologies, Inc. New Term Loan 5.00%, due 4/23/19	3,200,000	3,176,000
Telesat LLC Term Loan B 4.25%, due 3/28/19	5,500,000	5,432,234

		11,991,508

Textiles & Leather 0.1%
Phillips-Van Heusen Corp. New Term Loan B1 3.50%, due 5/6/16	523,044	520,429

Utilities 3.6%
AES Corp. New Term Loan 4.25%, due 6/1/18	5,978,705	5,971,231
BRSP LLC Term Loan B 7.50%, due 6/4/14	2,181,030	2,181,030
Calpine Corp.
New Term Loan 4.50%, due 4/2/18	2,987,399	2,964,062
Term Loan B2 4.50%, due 4/2/18	2,974,975	2,948,944
Covanta Energy Corp. New Term Loan 4.00%, due 3/28/19	1,496,250	1,492,509
Equipower Resources Holdings LLC 1st Lien Term Loan 6.00%, due 12/21/18	1,000,000	999,167
NRG Energy, Inc. New Term Loan B 4.00%, due 7/2/18	6,238,020	6,189,501
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.741%, due 10/10/17	1,292,822	770,969

M-168	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Utilities (continued)
TPF Generation Holdings LLC
Synthetic Letter of Credit 2.461%, due 12/13/13	$7,583	$7,526
2nd Lien Term Loan C 4.711%, due 12/15/14	410,978	401,731
TPF II LC LLC Term Loan B 2.995%, due 10/15/14 (d)	412,778	390,076

		24,316,746

Total Floating Rate Loans (Cost $463,344,906)		459,535,770

Foreign Floating Rate Loans 14.2% (c)
Aerospace & Defense 0.3%
Booz Allen Hamilton Inc. Term Loan B 3.75%, due 8/3/17	1,894,773	1,887,273

Automobile 0.7%
Allison Transmission, Inc. Extended Term Loan B 3.75%, due 8/7/17	5,067,798	4,989,247

Beverage, Food & Tobacco 0.6%
Solvest, Ltd. Tranche C2 5.023%, due 7/6/18	3,774,126	3,764,691

Broadcasting & Entertainment 1.2%
Cequel Communications, LLC Term Loan B 4.00%, due 2/14/19	3,192,000	3,120,844
UPC Financing Partnership
Term Loan T 3.739%, due 12/30/16	1,020,716	1,005,406
Term Loan X 3.739%, due 12/29/17	1,896,576	1,855,482
New Term Loan 4.75%, due 12/29/17	2,000,000	1,985,000

		7,966,732

Cargo Transport 0.7%
RailAmerica, Inc. Term Loan B 4.00%, due 3/1/19	3,241,875	3,229,718
Swift Transportation Co. Inc. New Term Loan B1 3.991%, due 12/21/16	1,400,000	1,396,476

		4,626,194

	Principal Amount	Value

Chemicals, Plastics & Rubber 0.6%
Styron S.A.R.L. LLC New Term Loan B 6.063%, due 8/2/17	$4,309,375	$4,032,855

Containers, Packaging & Glass 0.1%
BWAY Corp. Canadian Term Loan C 4.50%, due 2/23/18	342,726	339,298

Diversified/Conglomerate Manufacturing 0.6%
ACCO Brands Corp. New Term Loan B 4.25%, due 4/30/19	4,228,750	4,218,178

Diversified/Conglomerate Service 0.9%
Genesys Telecom Holdings, Inc. Term Loan B 6.75%, due 1/31/19	2,909,408	2,916,682
Sungard Data Systems, Inc. Tranche C 3.989%, due 2/28/17	3,001,996	2,971,039

		5,887,721

Ecological 0.3%
WCA Waste Systems, Inc. Term Loan B 5.50%, due 3/22/18	1,995,000	1,978,791

Electronics 1.0%
NDS Finance, Ltd. New Term Loan B 3.75%, due 3/12/18	2,073,750	2,065,973
Rovi Solutions Corp. New Term Loan B 4.00%, due 3/28/19	4,897,245	4,854,394

		6,920,367

Grocery 0.4%
Roundy’s Supermarkets, Inc. Term Loan B 5.75%, due 2/13/19	2,992,500	2,993,748

Healthcare, Education & Childcare 1.1%
♦Grifols, Inc. New Term Loan B 4.50%, due 6/1/17	5,988,991	5,922,861

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-169

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	$1,096,386	$1,090,316

		7,013,177

Leisure, Amusement, Motion Pictures & Entertainment 1.2%
AMC Entertainment, Inc.
Extended Term Loan B2 3.495%, due 12/15/16	994,681	990,122
Term Loan B3 4.25%, due 2/22/18	3,109,375	3,093,828
Bombardier Recreational Products, Inc. Extended Term Loan B2 4.60%, due 6/28/16	3,847,427	3,805,748

		7,889,698

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.8%
Rexnord Corp. Term Loan B 5.00%, due 4/2/18	5,201,264	5,220,769

Oil & Gas 0.8%
Energy Transfer Equity, L.P. New Term Loan B 3.75%, due 3/24/17	5,500,000	5,374,287

Personal & Nondurable Consumer Products 0.4%
Prestige Brands, Inc. Term Loan 5.25%, due 1/31/19	2,681,818	2,691,875

Personal Transportation 0.6%
Avis Budget Car Rental, LLC
Term Loan B 4.25%, due 3/13/19	2,327,467	2,313,891
Incremental Term Loan 6.25%, due 9/21/18	2,000,000	2,000,000

		4,313,891

Personal, Food & Miscellaneous Services 0.2%
Aramark Corp.
New Extended LC-3 Facility 3.496%, due 7/26/16	104,933	103,543
New Extended Term Loan 3.646%, due 7/26/16	1,334,749	1,317,064

		1,420,607

Printing & Publishing 0.1%
Yell Group PLC New Term Loan B1 3.995%, due 7/31/14	1,894,129	512,993

	Principal Amount	Value

Telecommunications 1.6%
Crown Castle International Corp. Term Loan B 4.00%, due 1/31/19	$4,064,600	$3,993,470
♦Intelsat Jackson Holdings, Ltd. Tranche B Term Loan 5.25%, due 4/2/18	6,732,000	6,689,925

		10,683,395

Total Foreign Floating Rate Loans (Cost $96,692,893)		94,725,787

Yankee Bonds 1.0% (f)
Aerospace & Defense 0.3%
Bombardier, Inc. 7.50%, due 3/15/18 (a)	1,600,000	1,754,000

Chemicals, Plastics & Rubber 0.2%
Ineos Finance PLC 8.375%, due 2/15/19 (a)	1,000,000	1,035,000

Mining, Steel, Iron & Non-Precious Metals 0.5%
FMG Resources August 2006 Pty, Ltd.
6.00%, due 4/1/17 (a)	2,000,000	2,010,000
6.375%, due 2/1/16 (a)	1,500,000	1,518,750

		3,528,750

Total Yankee Bonds (Cost $6,100,000)		6,317,750

Total Long-Term Bonds (Cost $616,214,620)		612,242,997

	Shares
Common Stock 0.0%‡
Leisure, Amusement, Motion Pictures & Entertainment 0.0%‡
MGM Studios, Inc. (d)(g)(h)	10,945	279,973

Total Common Stock (Cost $259,944)		279,973

	Principal Amount
Short-Term Investments 8.4%
Financial Company Commercial Paper 0.7%
American Honda Finance Corp. 0.13%, due 7/25/12	$2,173,000	2,172,783
John Deere Bank S.A. 0.12%, due 7/10/12 (a)	2,266,000	2,265,909

Total Financial Company Commercial Paper (Cost $4,438,692)		4,438,692

M-170	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments (continued)
Repurchase Agreement 0.3%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $2,260,310 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/15/21, with a Principal Amount of $2,220,000 and a Market Value of $2,305,905)	$2,260,308	$2,260,308

Total Repurchase Agreement (Cost $2,260,308)		2,260,308

U.S. Government & Federal Agencies 7.4%
Federal Home Loan Bank Discount Notes
0.027%, due 8/20/12 (i)	1,200,000	1,199,833
0.065%, due 7/18/12 (i)	5,565,000	5,564,816
Federal Home Loan Mortgage Corporation Discount Notes 0.037%, due 7/2/12 (i)	1,435,000	1,434,996
United States Treasury Bills
0.024%, due 8/23/12 (i)	25,521,000	25,520,093
0.034%, due 7/12/12 (i)	602,000	601,993
0.04%, due 7/5/12 (i)	418,000	418,001
0.042%, due 8/9/12 (i)	5,000,000	4,999,767
0.052%, due 7/26/12 (i)	2,578,000	2,577,902
0.062%, due 7/19/12 (i)	4,730,000	4,729,843
0.062%, due 8/2/12 (i)	2,136,000	2,135,877

Total U.S. Government & Federal Agencies (Cost $49,183,121)		49,183,121

Total Short-Term Investments (Cost $55,882,121)		55,882,121

Total Investments (Cost $672,356,685) (j)	100.5%	668,405,091
Other Assets, Less Liabilities	(0.5)	(3,295,038)
Net Assets	100.0%	$665,110,053
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of June 30, 2012. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(d)	Illiquid security. The total market value of these securities as of June 30, 2012 is $2,649,893, which represents 0.4% of the Portfolio’s net assets.

(e)	PIK (“Payment in Kind”)—security which may pay all or a portion of interest in additional securities.

(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Fair valued security. The total market value of this security as of June 30, 2012 is $279,973, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(h)	Restricted security. (See Note 6)

(i)	Interest rate presented is yield to maturity.

(j)	As of June 30, 2012, cost is $672,610,606 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$3,898,833
Gross unrealized depreciation	(8,104,348)

Net unrealized depreciation	$(4,205,515)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-171

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$51,663,690	$—	$51,663,690
Floating Rate Loans (b)	—	449,268,286	10,267,484	459,535,770
Foreign Floating Rate Loans	—	94,725,787	—	94,725,787
Yankee Bonds	—	6,317,750	—	6,317,750

Total Long-Term Bonds	—	601,975,513	10,267,484	612,242,997

Common Stock (c)	—	—	279,973	279,973
Short-Term Investments
Financial Company Commercial Paper	—	4,438,692	—	4,438,692
Repurchase Agreement	—	2,260,308	—	2,260,308
U.S. Government & Federal Agencies	—	49,183,121	—	49,183,121

Total Short-Term Investments	—	55,882,121	—	55,882,121

Total Investments in Securities	$—	$657,857,634	$10,547,457	$668,405,091

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $10,267,484 of Level 3 securities which represent floating rate loans whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(c)	The Level 3 security valued at $279,973 is held in Leisure, Amusement, Motion Pictures & Entertainment within the Common Stock section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-172	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (b)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2012 (a)
Long-Term Bonds
Floating Rate Loans
Automobile	$3,044,002	$—	$—	$—	$—	$—	$—	$(3,044,002)	$—	$—
Beverage, Food & Tobacco	1,378,719	—	—	—	—	—	—	(1,378,719)	—	—
Chemicals, Plastics & Rubber	942,607	640	20	(10,280)	—	(5,195)	—	—	927,792	(10,521)
Diversified/ Conglomerate Service	—	(138)	—	(4,702)	3,196,743	—	—	—	3,191,903	(4,702)
Electronics	4,675,000	—	—	—	—	—	—	(4,675,000)	—	—
Finance	5,632,892	1,494	1,401	(6,695)	—	(178,939)	—	(3,760,000)	1,690,153	(5,740)
Mining, Steel, Iron & Non-Precious Metals	391,035	143	9	4,834	—	(2,000)	—	—	394,021	4,807
Utilities	2,621,963	12,803	446	(7,391)	1,492,518	(56,724)	—	—	4,063,615	(9,080)
Foreign Floating Rate Loans
Leisure, Amusement, Motion Pictures & Entertainment	380,138	—	—	—	—	—	—	(380,138)	—	—
Common Stock
Leisure, Amusement, Motion Pictures & Entertainment	218,900	—	—	61,073	—	—	—	—	279,973	61,073

Total	$19,285,256	$14,942	$1,876	$36,839	$4,689,261	$(242,858)	$—	$(13,237,859)	$10,547,457	$35,837

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reduction.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-173

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $672,356,685)	$668,405,091
Cash	972,046
Receivables:
Investment securities sold	4,426,469
Interest	2,699,496
Fund shares sold	132,937
Other assets	7,264

Total assets	676,643,303

Liabilities
Payables:
Investment securities purchased	10,872,975
Manager (See Note 3)	333,659
Fund shares redeemed	89,645
Shareholder communication	88,851
NYLIFE Distributors (See Note 3)	84,483
Professional fees	59,093
Custodian	1,532
Accrued expenses	3,012

Total liabilities	11,533,250

Net assets	$665,110,053

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$72,537
Additional paid-in capital	680,026,040

680,098,577
Undistributed net investment income	15,210
Accumulated net realized gain (loss) on investments	(11,052,140)
Net unrealized appreciation (depreciation) on investments	(3,951,594)

Net assets	$665,110,053

Initial Class
Net assets applicable to outstanding shares	$249,091,183

Shares of beneficial interest outstanding	27,179,612

Net asset value per share outstanding	$9.16

Service Class
Net assets applicable to outstanding shares	$416,018,870

Shares of beneficial interest outstanding	45,357,761

Net asset value per share outstanding	$9.17

M-174	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$14,658,150

Expenses
Manager (See Note 3)	1,841,386
Distribution and service—Service Class (See Note 3)	505,530
Shareholder communication	51,129
Professional fees	47,328
Custodian	8,281
Trustees	8,215
Miscellaneous	23,365

Total expenses	2,485,234

Net investment income (loss)	12,172,916

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(92,306)
Net change in unrealized appreciation (depreciation) on investments	5,510,223

Net realized and unrealized gain (loss) on investments	5,417,917

Net increase (decrease) in net assets resulting from operations	$17,590,833

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-175

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,172,916	$22,339,730
Net realized gain (loss) on investments and foreign currency transactions	(92,306)	2,119,070
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,510,223	(13,997,967)

Net increase (decrease) in net assets resulting from operations	17,590,833	10,460,833

Dividends to shareholders:
From net investment income:
Initial Class	(4,258,635)	(6,591,162)
Service Class	(7,899,071)	(15,889,956)

Total dividends to shareholders	(12,157,706)	(22,481,118)

Capital share transactions:
Net proceeds from sale of shares	136,525,284	164,347,343
Net asset value of shares issued to shareholders in reinvestment of dividends	12,157,706	22,481,118
Cost of shares redeemed	(47,556,868)	(145,977,821)

Increase (decrease) in net assets derived from capital share transactions	101,126,122	40,850,640

Net increase (decrease) in net assets	106,559,249	28,830,355

Net Assets
Beginning of period	558,550,804	529,720,449

End of period	$665,110,053	$558,550,804

Undistributed net investment income at end of period	$15,210	$—

M-176	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.07		$9.26	$8.92	$6.93	$9.47	$9.86

Net investment income (loss)	0.19		0.40	0.36	0.30	0.46	0.64
Net realized and unrealized gain (loss) on investments	0.09		(0.19)	0.34	1.99	(2.54)	(0.39)

Total from investment operations	0.28		0.21	0.70	2.29	(2.08)	0.25

Less dividends:
From net investment income	(0.19)		(0.40)	(0.36)	(0.30)	(0.46)	(0.64)

Net asset value at end of period	$9.16		$9.07	$9.26	$8.92	$6.93	$9.47

Total investment return	3.15	%(a)	2.19%	8.08%	33.54%	(22.77%)	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.15	%††	4.19%	4.02%	3.70%	5.29%	6.57%
Net expenses	0.66	%††	0.65%	0.67%	0.68%	0.69%	0.67%
Portfolio turnover rate	23%		13%	11%	17%	7%	9%
Net assets at end of period (in 000’s)	$249,091		$161,480	$145,965	$106,754	$52,378	$55,132

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.08		$9.26	$8.92	$6.93	$9.47	$9.86

Net investment income (loss)	0.18		0.36	0.34	0.28	0.44	0.61
Net realized and unrealized gain (loss) on investments	0.09		(0.18)	0.34	1.99	(2.54)	(0.39)

Total from investment operations	0.27		0.18	0.68	2.27	(2.10)	0.22

Less dividends:
From net investment income	(0.18)		(0.36)	(0.34)	(0.28)	(0.44)	(0.61)

Net asset value at end of period	$9.17		$9.08	$9.26	$8.92	$6.93	$9.47

Total investment return	3.03	%(a)	1.93%	7.81%	33.21%	(22.97%)	2.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91	%††	3.94%	3.77%	3.44%	5.09%	6.32%
Net expenses	0.91	%††	0.90%	0.92%	0.93%	0.94%	0.92%
Portfolio turnover rate	23%		13%	11%	17%	7%	9%
Net assets at end of period (in 000’s)	$416,019		$397,071	$383,756	$309,163	$150,355	$280,400

*	Unaudited.
††	Annualized.
(a)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-177

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	2.29%	6.04%	6.19%	4.94%	0.55%
Service Class Shares[3]	2.16	5.78	5.93	4.67	0.80

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[4]	1.48%	8.32%	6.64%	5.36%
Average Lipper Variable Products General U.S. Government Portfolio[5]	2.95	9.99	7.14	5.38

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.92% for Initial Class shares and 4.66% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products General U.S. Government Portfolio is representative of portfolios that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-178	MainStay VP Government Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,022.90	$2.77	$1,022.10	$2.77

Service Class Shares	$1,000.00	$1,021.60	$4.02	$1,020.90	$4.02

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-179

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-184 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
6.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 6.00%, due 7/1/35 TBA

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/20

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

M-180	MainStay VP Government Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Louis N. Cohen and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Government Portfolio returned 2.29% for Initial Class shares and 2.16% for Service Class shares. Both share classes underperformed the 2.95% return of the average Lipper1 Variable Products General U.S. Government Portfolio and outperformed the 1.48% return of the Barclays U.S. Government Bond Index1 for the six months ended June 30, 2012. The Barclays U.S. Government Bond Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,2 yield-curve3 posture, sector weighting and issue selection all affected the Portfolio’s relative performance during the reporting period.

Agency mortgage pass-throughs are the largest class of securities in the Portfolio. Their 3.2-year average duration is shorter than the 5.4-year duration of the Barclays U.S. Government Bond Index, which is a collection of U.S. Treasury securities and agency debentures. Agency mortgage pass-throughs usually lie in the 2- to 7-year duration range, while the securities in the Barclays U.S. Government Bond Index span the breadth of the yield curve. Because the benchmark has a longer duration, it is more sensitive than the Portfolio to changes in U.S. Treasury yields and it participated more robustly as U.S. Treasury yields fell during the reporting period. Peer Portfolios with longer durations would have enjoyed similar advantages relative to the Portfolio.

During the reporting period, yields fell faster in the center of the curve than they did at the short end and the long end. As a result, the yield spread between the 2- and 10-year benchmark points on the curve narrowed, while the yield spread between the 10- and 30-year benchmark points widened. The Portfolio benefited from these changes in the yield curve more than peer Portfolios that were less concentrated in the center of the curve.

Our preference for agency mortgage pass-throughs imparts a yield advantage relative to lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This effect was a positive contributor to the Portfolio’s absolute return.

On average, agency mortgage pass-throughs outperformed comparable-duration U.S. Treasury securities for two reasons: better yield and better price appreciation. A narrowing of the spread between the mortgage pass-through yield and the U.S. Treasury yield explains the price effect. A favorable supply/demand balance helped spreads narrow. Net supply was modest because of low housing turnover and few cash-out refinancings. On the other hand, investor demand was robust. On the demand side, there were three catalysts: the Federal Reserve recycled the prepayments of its mortgage holdings, investors were attracted to the sector’s yield, and banks have purchased mortgages for their investment portfolios as deposits grew faster than loans.

Over the medium term, we emphasized call protection when purchasing mortgage-backed securities for the Portfolio. We moderated the pace of prepayments in a low-interest-rate environment by focusing on securities where borrowers had few incentives to refinance. This included securities backed by 15-year loans, securities backed by lower-balance mortgages and securities backed by newer-production lower-rate loans. In securitizations of higher-rate loans, we focused attention on mortgages originated in 2003 and earlier, where elevated loan-to-value ratios may not permit borrowers to refinance. During the reporting period, securities with these kinds of call protection tended to outperform mortgage securities collateralized by refinance-prone loans.

Low turnover helped the Portfolio relative to peers by limiting transaction costs. We also preserved yield by keeping the Portfolio nearly fully invested and avoiding large cash balances.

Treasury Inflation Protected Securities (TIPS) outperformed nominal U.S. Treasury securities during the reporting period and real rate-of-return Portfolios (a sizeable segment of the Lipper universe) enjoyed an advantage. The Portfolio holds only a modest allocation to TIPS.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio typically maintains an intermediate duration between 3.3 and 4.3 years. During the reporting period, the Portfolio’s duration remained at the lower end of this range. The Portfolio’s duration shortened modestly in relation to the prior six months. The shortening is explained by the response of mortgage durations to falling U.S. Treasury yields and mortgage

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	M-181

rates. When mortgage rates are lower, homeowners have more opportunities to refinance. This accelerates prepayment rates among securities backed by mortgage pools.

The durations of mortgage-backed securities usually shorten as mortgage rates follow Treasury yields lower and refinancings accelerate in response to the lower yields. We often allow the Portfolio’s duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasury securities. Given the vagaries of Treasury-yield dynamics, this approach can avoid counterproductive actions where we swiftly react to rate changes and then are quickly obliged to reverse the trade should U.S. Treasury yields abruptly turn around.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio’s largest allocation is to agency mortgage pass-throughs. During the reporting period, mortgage pass-throughs offered better relative value than comparable-duration U.S. Treasury securities or agency debentures because attractive carry4 and balanced supply-and-demand technicals were working to the mortgage pass-through sector’s advantage. The Portfolio’s positioning introduced incremental yield and positioned the Portfolio to benefit should the yield spread between mortgage-backed securities and comparable-duration U.S. Treasury securities compress.

During the reporting period, the Portfolio’s residential mortgage exposure was taken mostly through pass-throughs rather than collateralized mortgage obligations (CMOs). We believed that the compensation demanded by the market for the better convexity5 of the collateralized mortgage obligations was excessive while U.S. Treasury yields remained range-bound.

We maintained our moderate exposure to credit risk as a secondary driver of Portfolio performance for two reasons. First, we believed that the prospects of credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain short-term interest rates in a near-zero range. Second, we believed that low interest rates would spark healthy demand for higher-yielding products. The Portfolio ended the reporting period with a 12% allocation to non-government-related securities.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Agency mortgage pass-throughs collateralized by loans less apt to refinance were the Portfolio’s best performers during the reporting period. Lower-balance loans are one example of a loan characteristic that can provide call protection, because the lower balance limits the refinancing incentive of the borrower. Mortgage pass-throughs whose durations were longer than average, such as newer-production lower-coupon securities, also did well because of falling U.S. Treasury yields. Among the non-government-related assets in the Portfolio, commercial mortgage-backed securities provided the best performance. In an environment where investors clamored for high-quality securities with higher yields, commercial mortgage-backed securities gained increased attention.

The weaker performers in the Portfolio were securities with less liquidity, such as a securitization of reverse residential mortgages insured by the Federal Housing Administration (FHA). Investors placed a premium on liquidity during the reporting period, so they preferred more conventional names such as Fannie Mae.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s sector allocations remained relatively stable during the reporting period. The bulk of our trading activity sought to keep the Portfolio fully invested by reinvesting principal payments from mortgage securities. For new purchases, we emphasized mortgage securities whose collateral was less prone to refinancing. We also undertook several mortgage dollar rolls,6 which enabled us to maintain exposure in generic form rather than in specified pools of mortgage loans.

4.	Carry is the interest cost of financing securities. A positive carry occurs when the return from a security exceeds the financing cost. A negative carry occurs when the financing cost exceeds the return on the security that has been financed.
5.	Convexity measures the rate of change in duration (or the sensitivity of an interest-bearing bond’s price to changes in interest rates). Because mortgages are often prepaid when interest rates fall below the loan rate, the duration of mortgage-backed securities (or of other callable bonds) may sometimes shorten as yields decline. This phenomenon is known as negative convexity.
6.	A mortgage dollar roll is a transaction in which a Portfolio sells mortgage-related securities from its portfolio of investments to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed-delivery basis. The Portfolio will maintain liquid assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

M-182	MainStay VP Government Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, Mainstay VP Government Bond Portfolio was underweight relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio was overweight agency mortgage pass-through securities. As of June 30, 2012, the Portfolio held modest overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities.

At the end of June, the majority of the Portfolio’s assets had durations between two and seven years. To maintain a duration close to 4.0 years, about 2% of assets were invested in longer-duration agency debentures to balance the Portfolio’s shorter-duration securities. This short-duration product consisted mostly of seasoned mortgage-backed securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-183

Portfolio of Investments††† June 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 97.6%† Asset-Backed Securities 0.8%
Diversified Financial Services 0.1%
Massachusetts RRB Special Purpose Trust Series 2001-1, Class A 6.53%, due 6/1/15	$379,069	$390,281

Home Equity 0.0%‡
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (a)	83,911	84,069

Utilities 0.7%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,995,000	2,423,995

Total Asset-Backed Securities (Cost $2,497,192)		2,898,345

Corporate Bonds 5.2%
Agriculture 1.4%
Altria Group, Inc. 9.70%, due 11/10/18	3,600,000	4,981,565

Auto Manufacturers 0.9%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	3,235,000	3,467,739

Banks 0.3%
KeyCorp 6.50%, due 5/14/13	1,000,000	1,047,440

Electric 1.0%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,710,000	3,764,336

Pipelines 0.8%
Plains All American Pipeline, L.P. 5.00%, due 2/1/21	2,700,000	3,050,976

Real Estate Investment Trusts 0.8%
Duke Realty, L.P. 6.75%, due 3/15/20	2,350,000	2,747,077

Total Corporate Bonds (Cost $17,417,155)		19,059,133

	Principal Amount	Value

Mortgage-Backed Securities 6.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.4%
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	$1,550,000	$1,732,058
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (c)	2,500,000	2,666,163
Citigroup / Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	802,000	907,887
Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,500,000	1,739,255
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.846%, due 8/25/36 (d)	788,679	688,673
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (c)	660,000	704,155
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	530,000	614,904
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,200,000	1,263,920
GS Mortgage Securities Corp. II Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	843,402
Series 2004-GG2, Class A6 5.396%, due 8/10/38 (d)	2,000,000	2,142,322
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2011-C4, Class A3 4.106%, due 7/15/46 (c)	1,500,000	1,629,039
Series 2007-CB20, Class A3 5.819%, due 2/12/51	556,000	586,505
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	2,000,000	2,096,780
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (b)	1,000,000	1,044,674
Morgan Stanley Capital I Series 2005-HQ6, Class A4A 4.989%, due 8/13/42	1,330,000	1,456,628
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.66%, due 2/25/42 (b)(c)(e)(f)	1,273,014	1,018,412

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-184	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (c)	$800,000	$847,945
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	1,500,000	1,688,145

Total Mortgage-Backed Securities (Cost $23,209,633)		23,670,867

U.S. Government & Federal Agencies 85.2%
Fannie Mae Grantor Trust (Collateralized Mortgage Obligation) 0.7%
Series 2003-T1, Class B 4.491%, due 11/25/12	2,660,000	2,688,584

Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/1/35 (g)	754,034	101,521
Series 361, Class 2, IO 6.00%, due 10/1/35 (g)	138,140	22,485

		124,006

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 18.8%
2.377%, due 2/1/37 (b)	211,025	225,144
2.725%, due 3/1/35 (b)	47,035	50,238
3.50%, due 10/1/25	1,269,136	1,352,327
♦3.50%, due 11/1/25	6,207,957	6,616,334
3.50%, due 12/1/41	552,940	585,735
4.00%, due 3/1/25	3,519,500	3,772,142
4.00%, due 7/1/25	1,181,717	1,266,545
4.00%, due 8/1/31	1,771,648	1,908,207
4.00%, due 8/1/39	1,327,048	1,439,082
4.00%, due 12/1/40	5,832,215	6,308,189
♦4.00%, due 2/1/41	9,686,698	10,448,076
♦4.00%, due 3/1/41	11,247,149	12,165,041
4.00%, due 1/1/42	4,962,037	5,366,994
4.50%, due 3/1/41	1,434,685	1,578,610
4.50%, due 5/1/41	2,449,258	2,677,358
4.50%, due 8/1/41	2,631,771	2,876,869
5.00%, due 1/1/20	819,654	880,202
5.00%, due 6/1/33	1,911,559	2,065,486
5.00%, due 8/1/33	1,116,783	1,208,352
5.00%, due 5/1/36	781,340	840,887
5.00%, due 10/1/39	2,085,339	2,310,086
5.063%, due 6/1/35 (b)	446,173	471,424
5.50%, due 1/1/21	695,365	761,170
5.50%, due 1/1/33	1,367,044	1,498,202

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 4/1/37	$201,028	$225,725

		68,898,425

Federal National Mortgage Association 0.9%
4.625%, due 5/1/13	3,285,000	3,401,828

Federal National Mortgage Association (Mortgage Pass-Through Securities) 45.5%
2.309%, due 11/1/34 (b)	334,952	355,800
2.731%, due 4/1/34 (b)	489,694	522,646
♦3.50%, due 11/1/20	6,384,588	6,751,220
3.50%, due 10/1/25	2,885,911	3,088,609
♦3.50%, due 11/1/25	20,516,572	21,959,086
3.50%, due 2/1/41	3,889,803	4,092,698
3.50%, due 11/1/41	4,350,466	4,614,096
3.50%, due 12/1/41	1,838,195	1,949,586
3.50%, due 1/1/42	4,104,348	4,359,476
4.00%, due 9/1/31	4,311,374	4,643,021
4.00%, due 2/1/41	640,405	694,270
4.00%, due 3/1/41	3,301,713	3,588,709
4.00%, due 10/1/41	1,018,013	1,106,502
4.00%, due 3/1/42	2,613,665	2,845,755
4.50%, due 7/1/18	2,847,912	3,066,585
4.50%, due 11/1/18	2,340,925	2,520,669
4.50%, due 6/1/23	2,415,376	2,591,025
4.50%, due 6/1/39	1,934,075	2,131,680
4.50%, due 7/1/39	4,855,886	5,385,508
4.50%, due 9/1/40	4,984,491	5,528,139
4.50%, due 12/1/40	3,471,724	3,791,792
♦4.50%, due 1/1/41	8,340,292	9,249,950
4.50%, due 2/1/41	737,070	814,236
5.00%, due 11/1/17	1,417,993	1,535,313
5.00%, due 9/1/20	115,259	124,813
5.00%, due 11/1/33	3,574,190	3,889,319
5.00%, due 7/1/34	478,799	520,715
5.00%, due 6/1/35	2,939,020	3,205,409
5.00%, due 10/1/35	869,159	945,230
5.00%, due 1/1/36	401,411	436,539
5.00%, due 2/1/36	4,729,736	5,143,648
5.00%, due 5/1/36	4,627,379	5,032,332
5.00%, due 3/1/40	3,312,048	3,659,956
5.00%, due 2/1/41	4,792,142	5,364,410
5.50%, due 11/1/17	957,939	1,035,353
5.50%, due 6/1/19	908,891	995,913
5.50%, due 11/1/19	907,878	994,803
5.50%, due 4/1/21	1,487,366	1,629,309
5.50%, due 6/1/21	128,497	140,519
5.50%, due 6/1/33	4,775,198	5,249,759
5.50%, due 11/1/33	3,037,721	3,339,611

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-185

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 12/1/33	$3,094,339	$3,401,856
5.50%, due 6/1/34	885,277	972,702
5.50%, due 3/1/35	1,384,674	1,521,418
5.50%, due 12/1/35	627,421	688,206
5.50%, due 4/1/36	3,494,593	3,833,150
5.50%, due 1/1/37	599,455	670,456
5.50%, due 7/1/37	453,520	507,236
5.50%, due 8/1/37	795,903	873,011
6.00%, due 12/1/16	53,174	57,266
6.00%, due 1/1/33	441,552	497,215
6.00%, due 3/1/33	542,448	610,829
6.00%, due 9/1/34	77,985	87,036
♦6.00%, due 7/1/35 TBA (h)	6,450,000	7,087,945
6.00%, due 9/1/35	1,676,193	1,875,819
6.00%, due 10/1/35	205,879	229,930
6.00%, due 4/1/36	1,426,714	1,578,479
6.00%, due 6/1/36	1,377,412	1,517,907
6.00%, due 11/1/36	1,223,691	1,361,623
6.00%, due 4/1/37	308,213	337,146
6.50%, due 10/1/31	156,208	178,805
6.50%, due 7/1/32	28,591	32,726
6.50%, due 2/1/37	150,868	170,334
6.50%, due 8/1/47	218,499	243,141

		167,228,245

Government National Mortgage Association (Mortgage Pass-Through Securities) 12.6%
4.00%, due 7/15/39	1,512,445	1,656,934
4.00%, due 9/20/40	3,765,125	4,133,066
4.00%, due 11/20/40	366,376	402,179
4.00%, due 1/15/41	4,415,845	4,830,806
♦4.00%, due 10/15/41	6,619,486	7,253,936
♦4.50%, due 5/20/40	13,230,239	14,618,634
5.00%, due 4/15/34	2,326,586	2,576,594
5.00%, due 5/1/38 TBA (h)	1,800,000	1,978,313
5.50%, due 6/15/33	1,777,212	1,990,467
5.50%, due 12/15/35	838,207	933,549
5.50%, due 2/1/36 TBA (h)	3,810,000	4,224,337
6.00%, due 8/15/32	385,602	438,288
6.00%, due 10/15/32	554,060	629,763
6.50%, due 7/15/28	62,202	72,103
6.50%, due 8/15/28	88,033	102,671
6.50%, due 7/15/32	373,138	432,153

		46,273,793

♦Overseas Private Investment Corporation 2.1%
5.142%, due 12/15/23 (i)	6,500,051	7,616,630

	Principal Amount	Value

Tennessee Valley Authority 3.5%
3.875%, due 2/15/21	$2,750,000	$3,177,155
4.65%, due 6/15/35 (i)	4,395,000	5,244,123
6.25%, due 12/15/17 (i)	3,485,000	4,428,595

		12,849,873

United States Treasury Inflation — Indexed Notes 1.1%
2.00%, due 7/15/14 (j)	3,661,530	3,879,790

Total U.S. Government & Federal Agencies (Cost $294,795,958)		312,961,174

Total Long-Term Bonds (Cost $337,919,938)		358,589,519

Short-Term Investment 6.3%
Repurchase Agreement 6.3%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $23,228,135 (Collateralized by a Federal National Mortgage Association security with a rate of 0.81% and a maturity date of 11/21/14, with a Principal Amount of $23,625,000 and a Market Value of $23,695,048)	23,228,116	23,228,116

Total Short-Term Investment (Cost $23,228,116)		23,228,116

Total Investments (Cost $361,148,054) (k)	103.9%	381,817,635
Other Assets, Less Liabilities	(3.9)	(14,313,734)
Net Assets	100.0%	$367,503,901

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment or other asset-backed security. The total market value of this security as of June 30, 2012 is $84,069, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(b)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2012.

M-186	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	Illiquid security. The total market value of this security as of June 30, 2012 is $1,018,412, which represents 0.3% of the Portfolio’s net assets.

(f)	Fair valued security. The total market value of this security as of June 30, 2012 is $1,018,412, which represents 0.3% of the Portfolio’s net assets.

(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of June 30, 2012 is $13,290,595, which represents 3.6% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(i)	United States Government Guaranteed Security.

(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(k)	As of June 30, 2012, cost is $361,148,054 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$21,066,064
Gross unrealized depreciation	(396,483)

Net unrealized appreciation	$20,669,581

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,898,345	$—	$2,898,345
Corporate Bonds	—	19,059,133	—	19,059,133
Mortgage-Backed Securities (b)	—	22,652,455	1,018,412	23,670,867
U.S. Government & Federal Agencies	—	312,961,174	—	312,961,174

Total Long-Term Bonds	—	357,571,107	1,018,412	358,589,519

Short-Term Investment
Repurchase Agreement	—	23,228,116	—	23,228,116

Total Investments in Securities	$—	$380,799,223	$1,018,412	$381,817,635

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,018,412 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-187

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012 (a)
Long-Term Bonds
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	$1,147,421	$310	$381	$(106,195)	$—	$(23,505	)(b)	$—	$—	$1,018,412	$(108,517)

Total	$1,147,421	$310	$381	$(106,195)	$—	$(23,505)		$—	$—	$1,018,412	$(108,517)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

M-188	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $361,148,054)	$381,817,635
Receivables:
Interest	1,396,841
Fund shares sold	51,724
Investment securities sold	33,332
Other assets	3,558

Total assets	383,303,090

Liabilities
Payables:
Investment securities purchased	15,180,458
Fund shares redeemed	324,208
Manager (See Note 3)	150,685
Shareholder communication	56,125
NYLIFE Distributors (See Note 3)	49,506
Professional fees	34,652
Custodian	658
Accrued expenses	2,897

Total liabilities	15,799,189

Net assets	$367,503,901

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,786
Additional paid-in capital	331,238,555

331,269,341
Undistributed net investment income	15,604,180
Accumulated net realized gain (loss) on investments	(39,201)
Net unrealized appreciation (depreciation) on investments	20,669,581

Net assets	$367,503,901

Initial Class
Net assets applicable to outstanding shares	$125,395,609

Shares of beneficial interest outstanding	10,442,659

Net asset value per share outstanding	$12.01

Service Class
Net assets applicable to outstanding shares	$242,108,292

Shares of beneficial interest outstanding	20,343,710

Net asset value per share outstanding	$11.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-189

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,350,160

Expenses
Manager (See Note 3)	912,518
Distribution and service—Service Class (See Note 3)	296,238
Professional fees	32,234
Shareholder communication	31,707
Custodian	7,411
Trustees	5,245
Miscellaneous	7,660

Total expenses	1,293,013

Net investment income (loss)	5,057,147

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	154,384
Net change in unrealized appreciation (depreciation) on investments	2,777,573

Net realized and unrealized gain (loss) on investments	2,931,957

Net increase (decrease) in net assets resulting from operations	$7,989,104

M-190	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,057,147	$10,260,840
Net realized gain (loss) on investments	154,384	344,467
Net change in unrealized appreciation (depreciation) on investments	2,777,573	9,097,347

Net increase (decrease) in net assets resulting from operations	7,989,104	19,702,654

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(4,400,897)
Service Class	—	(6,859,220)

	—	(11,260,117)

From net realized gain on investments:
Initial Class	—	(1,094,128)
Service Class	—	(1,835,328)

	—	(2,929,456)

Total dividends and distributions to shareholders	—	(14,189,573)

Capital share transactions:
Net proceeds from sale of shares	36,128,778	75,781,271
Net asset value of shares issued to shareholders in reinvestment of dividends	—	14,189,573
Cost of shares redeemed	(44,776,479)	(102,292,617)

Increase (decrease) in net assets derived from capital share transactions	(8,647,701)	(12,321,773)

Net increase (decrease) in net assets	(658,597)	(6,808,692)

Net Assets
Beginning of period	368,162,498	374,971,190

End of period	$367,503,901	$368,162,498

Undistributed net investment income at end of period	$15,604,180	$10,547,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-191

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$11.74		$11.55		$11.47		$11.72		$11.02		$10.85

Net investment income (loss) (a)	0.17		0.36		0.33		0.36		0.44		0.51
Net realized and unrealized gain (loss) on investments	0.10		0.32		0.30		(0.17)		0.60		0.21

Total from investment operations	0.27		0.68		0.63		0.19		1.04		0.72

Less dividends and distributions:
From net investment income	—		(0.39)		(0.37)		(0.43)		(0.34)		(0.55)
From net realized gain on investments	—		(0.10)		(0.18)		(0.01)		—		—

Total dividends and distributions	—		(0.49)		(0.55)		(0.44)		(0.34)		(0.55)

Net asset value at end of period	$12.01		$11.74		$11.55		$11.47		$11.72		$11.02

Total investment return	2.30	%(b)(c)	5.98%		5.35%		1.61%		9.80%		6.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.93	%††	3.04%		2.79%		3.12%		3.91%		4.61%
Net expenses	0.55	%††	0.55%		0.56%		0.56%		0.57%		0.56%
Portfolio turnover rate	18	%(d)	58	%(d)	127	%(d)	141	%(d)	72	%(d)	15%
Net assets at end of period (in 000’s)	$125,396		$133,395		$153,178		$167,267		$206,744		$170,115

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 37%, 30%, 24% and 50% for the six months ended June 30, 2012 and years ended December 31, 2011, 2010, 2009 and 2008, respectively.

M-192	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$11.65		$11.46		$11.40		$11.66		$10.97		$10.81

Net investment income (loss) (a)	0.16		0.33		0.30		0.33		0.40		0.48
Net realized and unrealized gain (loss) on investments	0.09		0.33		0.28		(0.17)		0.62		0.20

Total from investment operations	0.25		0.66		0.58		0.16		1.02		0.68

Less dividends and distributions:
From net investment income	—		(0.37)		(0.34)		(0.41)		(0.33)		(0.52)
From net realized gain on investments	—		(0.10)		(0.18)		(0.01)		—		—

Total dividends and distributions	—		(0.47)		(0.52)		(0.42)		(0.33)		(0.52)

Net asset value at end of period	$11.90		$11.65		$11.46		$11.40		$11.66		$10.97

Total investment return	2.15	%(b)(c)	5.71%		5.09%		1.36%		9.53%		6.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68	%††	2.79%		2.53%		2.87%		3.59%		4.36%
Net expenses	0.80	%††	0.80%		0.81%		0.81%		0.82%		0.81%
Portfolio turnover rate	18	%(d)	58	%(d)	127	%(d)	141	%(d)	72	%(d)	15%
Net assets at end of period (in 000’s)	$242,108		$234,768		$221,793		$182,700		$216,838		$89,533

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 7%, 37%, 30%, 24% and 50% for the six months ended June 30, 2012 and years ended December 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-193

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	6.35%	–2.90%	–0.75%	2.65%	1.11%
Service Class Shares	6.22	–3.15	–1.00	2.39	1.36

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	9.49%	5.45%	0.22%	3.31%
MSCI EAFE® Index[3]	2.96	–13.83	–6.10	–0.28
Average Lipper Variable Products Multi-Cap Core Portfolio[4]	7.07	–1.40	–0.55	1.51

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-194	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,063.50	$0.21	$1,024.70	$0.20

Service Class Shares	$1,000.00	$1,062.20	$1.49	$1,023.40	$1.46

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	M-195

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-199 for specific holdings within these categories.

M-196	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Growth Allocation Portfolio returned 6.35% for Initial Class shares and 6.22% for Service Class shares. Over the same period, both share classes underperformed the 7.07% return of the average Lipper2 Variable Products Multi-Cap Core Portfolio and the 9.49% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. For the six months ended June 30, 2012, both share classes outperformed the 2.96% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds” that invests primarily in other MainStay Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. This difference accounts for many of the challenges the Portfolio experienced in terms of relative performance.

The most significant factor that influenced performance relative to the Portfolio’s peers was a substantial allocation to foreign stocks, which most other portfolios in the peer group own only in very small amounts. During the reporting period, foreign stocks tended to perform poorly, on average, in relation to U.S. stocks.

Results among the Underlying Portfolios/Funds were mixed. Especially strong performance from MainStay VP International Equity Portfolio, which was one of the best-performing Underlying Portfolios/Funds in its category, was offset by weaker returns from other Underlying Portfolios/Funds, including MainStay Epoch U.S. All Cap Fund and MainStay ICAP Equity Fund.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/

Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, we consistently pursued two themes. The first and more pronounced theme was a preference for Underlying Portfolios/Funds that invest in U.S. stocks over Underlying Portfolios/Funds that invest in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Portfolio pursued was a slight bias toward Underlying Portfolios/Funds that invest in large-company stocks over Underlying Portfolios/Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform stocks in most other capitalization ranges during the six-month period, but not by a significant margin.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant changes involved shifting assets out

of large positions in MainStay Epoch U.S. All Cap Fund and MainStay VP Mid Cap Core Fund into Portfolios that became newly available for investment at the end of February. These included MainStay VP T. Rowe Price Equity Income Portfolio, MainStay VP DFA / DuPont Capital Emerging Markets Portfolio, MainStay VP VanEck Global Hard Assets Portfolio and MainStay VP Eagle SmallCap Growth Portfolio. We also established a new position in MainStay VP S&P 500 Index Portfolio.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay VP Large Cap Growth Portfolio and MainStay VP S&P 500 Index Portfolio. The lowest total returns came from among the Underlying Portfolios/Funds that invest overseas, which include MainStay VP Van Eck Global Hard Assets Portfolio, MainStay

VP DFA / DuPont Capital Emerging Markets Equity Portfolio, MainStay ICAP International Fund and MainStay 130/30

International Fund.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-197

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The strongest contributions to the Portfolio’s overall performance generally come from among the Portfolio’s largest positions. (Contributions take weightings and total returns into account.) During the reporting period, MainStay MAP Fund, which on average was the Portfolio’s largest equity position, and

MainStay VP Large Cap Growth Portfolio made the strongest positive contributions to the Portfolio’s overall performance. Detracting marginally from the Portfolio’s overall performance were MainStay VP Van Eck Global Hard Assets Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio. This was largely because these Underlying Portfolios only became available late in the first quarter, after most of the positive returns during the reporting period had already been realized.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-198	MainStay VP Growth Allocation Portfolio

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.1%†
Equity Funds 100.1%
MainStay 130/30 Core Fund Class I (a)	3,620,688	$28,494,811
MainStay 130/30 International Fund Class I (a)	2,633,730	16,250,116
MainStay Epoch Global Choice Fund Class I (a)	325,797	5,082,436
MainStay Epoch International Small Cap Fund Class I	43,074	711,587
MainStay Epoch U.S. All Cap Fund Class I	457,190	11,027,419
MainStay ICAP Equity Fund Class I	496,535	18,704,488
MainStay ICAP International Fund Class I	489,536	13,085,307
MainStay MAP Fund Class I	1,373,764	45,334,209
MainStay VP Common Stock Portfolio Initial Class	8,767	153,136
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (b)	230,191	2,029,519
Mainstay VP Eagle Small Cap Growth Portfolio Initial Class (b)	668,034	6,153,550
MainStay VP ICAP Select Equity Portfolio Initial Class	468,582	6,052,634
MainStay VP International Equity Portfolio Initial Class	483,432	5,366,690
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,271,511	36,686,969
MainStay VP Mid Cap Core Portfolio Initial Class	729,086	8,939,806
MainStay VP S&P 500 Index Portfolio Initial Class	351,874	9,779,838

	Shares	Value
Equity Funds (continued)
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	1,316,819	$13,102,673
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	2,000,545	18,795,052
Mainstay VP Van Eck Global Hard Assets Portfolio Initial Class (b)	293,410	2,387,145

Total Equity Funds (Cost $240,720,617)		248,137,385

Total Investments (Cost $240,720,617) (c)	100.1%	248,137,385
Other Assets, Less Liabilities	(0.1)	(150,870)
Net Assets	100.0%	$247,986,515

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2012, cost is $244,448,355 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$9,593,359
Gross unrealized depreciation	(5,904,329)

Net unrealized appreciation	$3,689,030

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies Equity Funds	$248,137,385	$—	$—	$248,137,385

Total Investments	$248,137,385	$—	$—	$248,137,385

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-199

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $240,720,617)	$248,137,385
Receivables:
Fund shares sold	43,442
Other assets	2,242

Total assets	248,183,069

Liabilities
Payables:
Fund shares redeemed	90,404
NYLIFE Distributors (See Note 3)	43,665
Shareholder communication	37,687
Professional fees	22,911
Custodian	383
Accrued expenses	1,504

Total liabilities	196,554

Net assets	$247,986,515

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,728
Additional paid-in capital	254,251,250

254,275,978
Undistributed net investment income	1,964,514
Accumulated net realized gain (loss) on investments	(15,670,745)
Net unrealized appreciation (depreciation) on investments	7,416,768

Net assets	$247,986,515

Initial Class
Net assets applicable to outstanding shares	$28,271,698

Shares of beneficial interest outstanding	2,807,702

Net asset value per share outstanding	$10.07

Service Class
Net assets applicable to outstanding shares	$219,714,817

Shares of beneficial interest outstanding	21,920,777

Net asset value per share outstanding	$10.02

M-200	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$234,281

Expenses
Distribution and service—Service Class (See Note 3)	278,405
Shareholder communication	21,293
Professional fees	20,077
Trustees	3,621
Custodian	1,821
Miscellaneous	4,888

Total expenses	330,105

Net investment income (loss)	(95,824)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	9,176,642
Net change in unrealized appreciation (depreciation) on investments	5,862,264

Net realized and unrealized gain (loss) on investments	15,038,906

Net increase (decrease) in net assets resulting from operations	$14,943,082

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-201

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(95,824)	$2,022,289
Net realized gain (loss) on investments from affiliated investment companies transactions	9,176,642	21,049,561
Net change in unrealized appreciation (depreciation) on investments	5,862,264	(30,084,853)

Net increase (decrease) in net assets resulting from operations	14,943,082	(7,013,003)

Dividends to shareholders:
From net investment income:
Initial Class	—	(258,010)
Service Class	—	(1,544,549)

Total dividends to shareholders	—	(1,802,559)

Capital share transactions:
Net proceeds from sale of shares	10,528,842	29,973,362
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,802,559
Cost of shares redeemed	(15,474,138)	(37,764,668)

Increase (decrease) in net assets derived from capital share transactions	(4,945,296)	(5,988,747)

Net increase (decrease) in net assets	9,997,786	(14,804,309)

Net Assets
Beginning of period	237,988,729	252,793,038

End of period	$247,986,515	$237,988,729

Undistributed net investment income at end of period	$1,964,514	$2,060,338

M-202	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.47		$9.83	$8.64	$7.02	$11.69	$11.10

Net investment income (loss)	0.01		0.10	0.09 (a)	0.12 (a)	0.11 (a)	0.07
Net realized and unrealized gain (loss) on investments	0.59		(0.37)	1.20	1.83	(4.50)	1.11

Total from investment operations	0.60		(0.27)	1.29	1.95	(4.39)	1.18

Less dividends and distributions:
From net investment income	—		(0.09)	(0.10)	(0.18)	(0.07)	(0.14)
From net realized gain on investments	—		—	—	(0.15)	(0.21)	(0.45)

Total dividends and distributions	—		(0.09)	(0.10)	(0.33)	(0.28)	(0.59)

Net asset value at end of period	$10.07		$9.47	$9.83	$8.64	$7.02	$11.69

Total investment return	6.34	%(b)(c)	(2.65%)	15.03%	28.04%	(37.58%)	10.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15	%††	0.99%	1.03%	1.56%	1.14%	0.75%
Net expenses (d)	0.04	%††	0.05%	0.06%	0.06%	0.07%	0.07%
Expenses (before waiver/ reimbursement) (d)	0.04	%††	0.05%	0.06%	0.06%	0.07%	0.09%
Portfolio turnover rate	25%		54%	48%	47%	42%	16%
Net assets at end of period (in 000’s)	$28,272		$27,003	$30,384	$24,774	$15,699	$17,160

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-203

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.44		$9.80	$8.62	$7.00	$11.67	$11.08

Net investment income (loss)	(0.01)		0.08	0.07 (a)	0.10 (a)	0.09 (a)	0.05
Net realized and unrealized gain (loss) on investments	0.59		(0.37)	1.20	1.83	(4.50)	1.10

Total from investment operations	0.58		(0.29)	1.27	1.93	(4.41)	1.15

Less dividends and distributions:
From net investment income	—		(0.07)	(0.09)	(0.16)	(0.05)	(0.11)
From net realized gain on investments	—		—	—	(0.15)	(0.21)	(0.45)

Total dividends and distributions	—		(0.07)	(0.09)	(0.31)	(0.26)	(0.56)

Net asset value at end of period	$10.02		$9.44	$9.80	$8.62	$7.00	$11.67

Total investment return	6.14	% (b)(c)	(2.89%)	14.75%	27.72%	(37.75%)	10.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.10	%)††	0.78%	0.77%	1.29%	0.90%	0.52%
Net expenses (d)	0.29	% ††	0.30%	0.31%	0.31%	0.32%	0.32%
Expenses (before waiver/ reimbursement) (d)	0.29	% ††	0.30%	0.31%	0.31%	0.32%	0.34%
Portfolio turnover rate	25%		54%	48%	47%	42%	16%
Net assets at end of period (in 000’s)	$219,715		$210,986	$222,409	$186,844	$134,981	$168,639

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-204	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	9.87%	3.84%	0.17%	3.61%	0.66%
Service Class Shares[3]	9.73	3.58	–0.08	3.35	0.91

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	10.08%	5.76%	2.87%	6.03%
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	10.17	1.92	1.55	5.38

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 3.59% for Initial Class shares and 3.32% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-205

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,098.70	$3.39	$1,021.60	$3.27

Service Class Shares	$1,000.00	$1,097.30	$4.69	$1,020.40	$4.52

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.65% for Initial Class and 0.90% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-206	MainStay VP Growth Equity Portfolio

Industry Composition as of June 30, 2012 (Unaudited)

Computers & Peripherals	10.5%
IT Services	6.7
Software	5.2
Chemicals	5.1
Aerospace & Defense	4.4
Food Products	3.8
Health Care Equipment & Supplies	3.7
Internet Software & Services	3.6
Tobacco	3.5
Internet & Catalog Retail	3.4
Industrial Conglomerates	3.3
Oil, Gas & Consumable Fuels	3.3
Specialty Retail	3.3
Textiles, Apparel & Luxury Goods	3.3
Hotels, Restaurants & Leisure	3.2
Pharmaceuticals	3.1
Health Care Providers & Services	2.9
Communications Equipment	2.8
Biotechnology	2.7

Multiline Retail	2.3%
Real Estate Investment Trusts	2.3
Road & Rail	2.0
Media	1.8
Semiconductors & Semiconductor Equipment	1.8
Consumer Finance	1.7
Energy Equipment & Services	1.2
Health Care Technology	1.2
Personal Products	1.2
Machinery	1.1
Professional Services	1.1
Diversified Financial Services	0.9
Metals & Mining	0.6
Trading Companies & Distributors	0.6
Construction & Engineering	0.5
Short-Term Investments	1.7
Other Assets, Less Liabilities	0.2

100.00%

See Portfolio of Investments beginning on page M-209 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2012 (excluding short-term investments)

1.	Apple, Inc.

2.	Philip Morris International, Inc.

3.	Oracle Corp.

4.	Google, Inc. Class A

5.	QUALCOMM, Inc.
6.	Visa, Inc. Class A

7.	American Tower Corp.

8.	Home Depot, Inc. (The)

9.	Union Pacific Corp.

10.	Amazon.com, Inc.

mainstayinvestments.com	M-207

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Harish Kumar, PhD, CFA, and Martin J. Mickus, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Growth Equity Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Growth Equity Portfolio returned 9.87% for Initial Class shares and 9.73% for Service Class shares. Both share classes underperformed the 10.17% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio and the 10.08% return of the Russell 1000® Growth Index1 for the six months ended June 30, 2012. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the Russell 1000® Growth Index was positively influenced by stock selection in the consumer discretionary and information technology sectors and negatively influenced by stock selection in the health care and consumer staples sectors.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest contributions to the Portfolio’s performance relative to the Russell 1000® Growth Index were consumer discretionary, information technology and financials. (Contributions take weightings and total returns into account.) The Portfolio sectors that made the weakest contributions relative to the benchmark were health care, consumer staples and materials.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute basis, the strongest contributors to the Portfolio’s performance were computers & peripherals company Apple, software company Oracle and Internet & catalog retail company Amazon.com. Major detractors from the Portfolio’s absolute performance included payment technology company VeriFone Systems, energy equipment & services company FMC Technologies and Internet software & services company Google.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period the Portfolio initiated new positions in tobacco company Philip Morris International and payment technology company Visa. Philip Morris International, in our view, generates high cash flow and has superior pricing power. Visa is the number one credit and debit network worldwide, and we believe that it is benefiting from the ongoing global shift toward card-based and electronic payments.

Significant sales during the reporting period included IT services company Cognizant Technology Solutions and media company Viacom. We sold both stocks when they became expensive from a valuation standpoint, and the Portfolio rotated into other stocks that we felt were less expensive.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s weightings relative to the Russell 1000® Growth Index increased in the materials and health care sectors. Over the same period, the Portfolio’s weightings decreased in the information technology and telecommunication services sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio held overweight positions relative to the Russell 1000® Growth Index in the materials and health care sectors. As of the same date, the Portfolio was underweight relative to the benchmark in the consumer staples and telecommunication services sectors.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-208	MainStay VP Growth Equity Portfolio

Portfolio of Investments††† June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 98.1%†
Aerospace & Defense 4.4%
Precision Castparts Corp.	37,896	$6,233,513
TransDigm Group, Inc. (a)	51,568	6,925,583
United Technologies Corp.	73,010	5,514,445

		18,673,541

Biotechnology 2.7%
Alexion Pharmaceuticals, Inc. (a)	59,436	5,901,995
Celgene Corp. (a)	88,579	5,683,228

		11,585,223

Chemicals 5.1%
Ecolab, Inc.	79,050	5,417,296
Monsanto Co.	85,695	7,093,832
Potash Corp. of Saskatchewan, Inc.	74,740	3,265,391
Praxair, Inc.	54,764	5,954,490

		21,731,009

Communications Equipment 2.8%
♦QUALCOMM, Inc.	212,133	11,811,565

Computers & Peripherals 10.5%
♦Apple, Inc. (a)(b)	64,040	37,399,360
EMC Corp. (a)	286,461	7,341,995

		44,741,355

Construction & Engineering 0.5%
Fluor Corp.	45,575	2,248,670

Consumer Finance 1.7%
American Express Co.	83,199	4,843,014
Capital One Financial Corp.	41,013	2,241,770

		7,084,784

Diversified Financial Services 0.9%
IntercontinentalExchange, Inc. (a)	28,156	3,828,653

Energy Equipment & Services 1.2%
FMC Technologies, Inc. (a)	131,413	5,155,332

Food Products 3.8%
D.E Master Blenders 1753 N.V. (a)	281,217	3,170,890
Hillshire Brands Co.	56,243	1,630,485
Kraft Foods, Inc. Class A	110,067	4,250,787
Mead Johnson Nutrition Co.	88,857	7,153,877

		16,206,039

Health Care Equipment & Supplies 3.7%
Covidien PLC	124,342	6,652,297
St. Jude Medical, Inc.	125,002	4,988,830

	Shares	Value

Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc. (a)	64,462	$3,917,356

		15,558,483

Health Care Providers & Services 2.9%
Express Scripts Holding Co. (a)	133,164	7,434,546
HCA Holdings, Inc.	167,771	5,105,272

		12,539,818

Health Care Technology 1.2%
Cerner Corp. (a)	63,881	5,280,403

Hotels, Restaurants & Leisure 3.2%
Chipotle Mexican Grill, Inc. (a)	11,968	4,547,242
Las Vegas Sands Corp.	53,160	2,311,928
Starbucks Corp.	128,268	6,839,250

		13,698,420

Industrial Conglomerates 3.3%
Danaher Corp.	138,732	7,225,163
Tyco International, Ltd.	128,705	6,802,059

		14,027,222

Internet & Catalog Retail 3.4%
♦Amazon.com, Inc. (a)	36,974	8,443,013
Priceline.com, Inc. (a)	9,021	5,994,635

		14,437,648

Internet Software & Services 3.6%
eBay, Inc. (a)	80,090	3,364,581
♦Google, Inc. Class A (a)	20,368	11,814,866

		15,179,447

IT Services 6.7%
Accenture PLC Class A	74,424	4,472,138
Genpact, Ltd. (a)	276,167	4,592,657
Teradata Corp. (a)	77,253	5,562,988
VeriFone Systems, Inc. (a)	97,885	3,239,015
♦Visa, Inc. Class A	86,360	10,676,687

		28,543,485

Machinery 1.1%
Caterpillar, Inc.	57,113	4,849,465

Media 1.8%
DIRECTV Class A (a)	153,137	7,476,148

Metals & Mining 0.6%
Cliffs Natural Resources, Inc.	49,634	2,446,460

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-209

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Multiline Retail 2.3%
Dollar Tree, Inc. (a)	115,032	$6,188,721
Macy’s, Inc.	107,808	3,703,205

		9,891,926

Oil, Gas & Consumable Fuels 3.3%
Noble Energy, Inc.	59,076	5,010,826
Occidental Petroleum Corp.	44,162	3,787,775
Pioneer Natural Resources Co.	58,271	5,140,085

		13,938,686

Personal Products 1.2%
Estee Lauder Cos., Inc. (The) Class A	97,395	5,271,017

Pharmaceuticals 3.1%
Perrigo Co.	53,605	6,321,638
Shire PLC, Sponsored ADR (c)	38,850	3,356,252
Valeant Pharmaceuticals International, Inc. (a)	74,784	3,349,575

		13,027,465

Professional Services 1.1%
Verisk Analytics, Inc. Class A (a)	96,614	4,759,206

Real Estate Investment Trusts 2.3%
♦American Tower Corp.	140,944	9,853,395

Road & Rail 2.0%
♦Union Pacific Corp.	70,928	8,462,420

Semiconductors & Semiconductor Equipment 1.8%
Altera Corp.	99,044	3,351,649
Texas Instruments, Inc.	149,116	4,278,138

		7,629,787

Software 5.2%
Check Point Software Technologies, Ltd. (a)	105,699	5,241,613
Citrix Systems, Inc. (a)	58,086	4,875,739
♦Oracle Corp.	406,797	12,081,871

		22,199,223

Specialty Retail 3.3%
♦Home Depot, Inc. (The)	166,467	8,821,086
O’Reilly Automotive, Inc. (a)	61,193	5,126,138

		13,947,224

Textiles, Apparel & Luxury Goods 3.3%
Michael Kors Holdings, Ltd. (a)	87,954	3,679,995
NIKE, Inc. Class B	70,504	6,188,841
VF Corp.	29,866	3,985,618

		13,854,454

Tobacco 3.5%
♦Philip Morris International, Inc.	173,223	15,115,439

	Shares	Value

Trading Companies & Distributors 0.6%
United Rentals, Inc. (a)	69,016	$2,349,305

Total Common Stocks (Cost $346,968,745)		417,402,717

	Principal Amount
Short-Term Investments 1.7%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $50,487 (Collateralized by a Federal National Mortgage Association security with a rate of 0.74% and a maturity date of 6/4/15, with a Principal Amount of $55,000 and a Market Value of $55,051)	$50,487	50,487

Total Repurchase Agreement (Cost $50,487)		50,487

U.S. Government 1.7%
United States Treasury Bills
0.081%, due 10/4/12 (d)	6,800,000	6,798,531
0.101%, due 10/25/12 (b)(d)	500,000	499,837

Total U.S. Government (Cost $7,298,706)		7,298,368

Total Short-Term Investments (Cost $7,349,193)		7,348,855

Total Investments (Cost $354,317,938) (f)	99.8%	424,751,572
Other Assets, Less Liabilities	0.2	830,819

Net Assets	100.0%	$425,582,391

	Contracts Long	Unrealized Appreciation (Depreciation)(e)
Futures Contracts 0.0%‡
Standard & Poor’s 500 Index Mini September 2012	45	$81,693

Total Futures Contracts (Settlement Value $3,051,900)		$81,693

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

M-210	MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	Represents a security which is maintained at the broker as collateral for futures contracts.

(c)	ADR—American Depositary Receipt.

(d)	Interest rate presented is yield to maturity.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2012.

(f)	As of June 30, 2012, cost is $355,287,510 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$84,161,772
Gross unrealized depreciation	(14,697,710)

Net unrealized appreciation	$69,464,062

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$417,402,717	$—	$—	$417,402,717
Short-Term Investments
Repurchase Agreement	—	50,487	—	50,487
U.S. Government	—	7,298,368	—	7,298,368

Total Short-Term Investments	—	7,348,855	—	7,348,855

Total Investments in Securities	417,402,717	7,348,855	—	424,751,572

Other Financial Instruments
Futures Contracts Long (b)	81,693	—	—	81,693

Total Investments in Securities and Other Financial Instruments	$417,484,410	$7,348,855	$—	$424,833,265

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-211

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $354,317,938)	$424,751,572
Cash	843,651
Receivables:
Dividends and interest	425,578
Variation margin on futures contracts	80,348
Fund shares sold	67,036
Other assets	3,817

Total assets	426,172,002

Liabilities
Payables:
Fund shares redeemed	263,654
Manager (See Note 3)	209,009
Shareholder communication	66,110
Professional fees	35,743
NYLIFE Distributors (See Note 3)	10,261
Custodian	1,439
Accrued expenses	3,395

Total liabilities	589,611

Net assets	$425,582,391

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,063
Additional paid-in capital	390,351,850

390,367,913
Undistributed net investment income	3,035,411
Accumulated net realized gain (loss) on investments and futures transactions	(38,336,260)
Net unrealized appreciation (depreciation) on investments and futures contracts	70,515,327

Net assets	$425,582,391

Initial Class
Net assets applicable to outstanding shares	$374,231,257

Shares of beneficial interest outstanding	14,115,433

Net asset value per share outstanding	$26.51

Service Class
Net assets applicable to outstanding shares	$51,351,134

Shares of beneficial interest outstanding	1,947,254

Net asset value per share outstanding	$26.37

M-212	MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,868,174
Interest	2,766

Total income	2,870,940

Expenses
Manager (See Note 3)	1,326,462
Distribution and service—Service Class (See Note 3)	62,914
Shareholder communication	37,341
Professional fees	32,329
Trustees	6,286
Custodian	4,863
Miscellaneous	8,482

Total expenses	1,478,677

Net investment income (loss)	1,392,263

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	9,773,712
Futures transactions	457,938

Net realized gain (loss) on investments and futures transactions	10,231,650

Net change in unrealized appreciation (depreciation) on:
Investments	28,279,408
Futures contracts	(26,077)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	28,253,331

Net realized and unrealized gain (loss) on investments and futures transactions	38,484,981

Net increase (decrease) in net assets resulting from operations	$39,877,244

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,135.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-213

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,392,263	$1,662,424
Net realized gain (loss) on investments and futures transactions	10,231,650	24,400,414
Net change in unrealized appreciation (depreciation) on investments and futures contracts	28,253,331	(31,562,150)

Net increase (decrease) in net assets resulting from operations	39,877,244	(5,499,312)

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,796,656)
Service Class	—	(111,335)

Total dividends to shareholders	—	(1,907,991)

Capital share transactions:
Net proceeds from sale of shares	8,304,228	9,355,949
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,907,991
Cost of shares redeemed	(28,311,982)	(64,035,251)

Increase (decrease) in net assets derived from capital share transactions	(20,007,754)	(52,771,311)

Net increase (decrease) in net assets	19,869,490	(60,178,614)

Net Assets
Beginning of period	405,712,901	465,891,515

End of period	$425,582,391	$405,712,901

Undistributed net investment income at end of period	$3,035,411	$1,643,148

M-214	MainStay VP Growth Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$24.14		$24.62	$22.04	$16.52	$27.23	$24.26

Net investment income (loss)	0.10		0.12	0.13	0.12	0.10 (a)	0.13
Net realized and unrealized gain (loss) on investments	2.27		(0.48)	2.57	5.51	(10.68)	2.88

Total from investment operations	2.37		(0.36)	2.70	5.63	(10.58)	3.01

Less dividends:
From net investment income	—		(0.12)	(0.12)	(0.11)	(0.13)	(0.04)

Net asset value at end of period	$26.51		$24.14	$24.62	$22.04	$16.52	$27.23

Total investment return	9.82	%(b)(c)	(1.37%)	12.21%	34.18%	(38.87%)	12.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	%††	0.40%	0.48%	0.57%	0.43%	0.40%
Net expenses	0.65	%††	0.66%	0.65%	0.68%	0.64%	0.60%
Portfolio turnover rate	31%		97%	126%	157%	54%	85%
Net assets at end of period (in 000’s)	$374,231		$361,067	$417,194	$423,086	$350,412	$681,500

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$24.04		$24.52	$21.96	$16.45	$27.07	$24.14

Net investment income (loss)	0.06		0.04	0.05	0.05	0.04 (a)	0.04
Net realized and unrealized gain (loss) on investments	2.27		(0.46)	2.58	5.51	(10.60)	2.89

Total from investment operations	2.33		(0.42)	2.63	5.56	(10.56)	2.93

Less dividends:
From net investment income	—		(0.06)	(0.07)	(0.05)	(0.06)	—

Net asset value at end of period	$26.37		$24.04	$24.52	$21.96	$16.45	$27.07

Total investment return	9.69	%(b)(c)	(1.62%)	11.93%	33.85%	(39.03%)	12.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44	%††	0.15%	0.23%	0.32%	0.18%	0.15%
Net expenses	0.90	%††	0.91%	0.90%	0.93%	0.89%	0.85%
Portfolio turnover rate	31%		97%	126%	157%	54%	85%
Net assets at end of period (in 000’s)	$51,351		$44,646	$48,698	$44,427	$36,228	$64,887

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-215

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	5.98%	7.79%	6.50%	9.79%	0.60%
Service Class Shares[3]	5.85	7.52	6.23	9.52	0.85

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[4]	6.66%	7.30%	7.73%	9.76%
Average Lipper Variable Products High Current Yield Portfolio[5]	6.48	5.56	5.25	7.99

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.78% for Initial Class shares and 9.51% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products High Current Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-216	MainStay VP High Yield Corporate Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,059.80	$3.02	$1,021.90	$2.97

Service Class Shares	$1,000.00	$1,058.50	$4.30	$1,020.70	$4.22

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-217

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-220 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2012 (excluding short-term investment)

1.	Ally Financial, Inc. (zero coupon)–8.30%, due 12/1/12–11/1/31

2.	HCA, Inc., 5.75%–9.875%, due 3/15/14–9/15/25

3.	Intelsat Jackson Holdings S.A., 7.25%–11.25%, due 6/15/16–4/1/21

4.	Texas Industries, Inc., 9.25%, due 8/15/20

5.	Schaeffler Finance B.V., 7.75%–8.50%, due 2/15/17–2/15/19

6.	Georgia-Pacific Corp., 7.25%–8.875%, due 1/15/24–5/15/31

7.	Videotron Ltee, 5.00%–9.125%, due 12/15/15–7/15/22

8.	Peabody Energy Corp., 6.00%–7.875%, due 11/1/16–11/1/26

9.	CCO Holdings LLC / CCO Holdings Capital Corp., 7.00%–7.875%, due 10/30/17–6/1/20

10.	Reliant Energy, Inc., 7.625%–7.875%, due 6/15/14–6/15/17

M-218	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager J. Matthew Philo, CFA, of MacKay Shields, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP High Yield Corporate Bond Portfolio returned 5.98% for Initial Class shares and 5.85% for Service Class shares. Both share classes underperformed the 6.48% return of the average Lipper1 Variable Products High Current Yield Portfolio and the 6.66% return of the Credit Suisse High Yield Index1 for the six months ended June 30, 2012. The Credit Suisse High Yield Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

The Portfolio’s performance relative to its benchmark and peers resulted from our bottom-up investment style, which focuses on individual company fundamentals. As a result of our bottom-up investment discipline, the Portfolio remained conservatively positioned throughout the reporting period. We based this positioning on three factors. First, we saw relatively attractive spreads and resilient credit profiles for higher-quality high-yield bonds. Second, the outlook for many companies was weakening, which in our view indicated slowing global economic growth. Third, we believed that the fundamentals and valuations of many riskier high-yield bonds were unattractive.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Because the Portfolio is managed with a bottom-up investment style, the factors that prompt significant decisions are specific to each individual company. Overall, during the reporting period, we observed that the outlook for many companies was weakening; and in our view, the valuations of many lower-quality high-yield bonds remained unattractive. At the same time, valuations of higher-quality high-yield bonds remained attractive and the credit profiles of higher-quality high-yield issuers remained resilient. Together, these factors led the Portfolio to remain invested in the higher-quality segment of the high-yield market.

Despite some volatility, the U.S. high-yield market overall generated strong returns for the six months ended June 30, 2012. Gains were driven by two primary factors. First, the low interest-rate environment continued to create strong investment demand for income-generating assets. As a result, high-yield mutual funds and exchange traded funds (ETFs) experienced strong inflows. Second, the investor outlook for the economy remained one of high optimism and strong growth, increasing the appeal of riskier assets.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, the strongest contributions to the Portfolio’s absolute performance came from investments in the health care, financials and transportation industries. (Contributions take weightings and total returns into account.) Although no industries generated negative returns, the weakest contributions to the Portfolio’s absolute performance came from the metals/minerals, food and drug, and retail industries.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we purchased bonds of Schaeffler, a leading manufacturer of automotive and industrial components. The bonds represented attractive value for a high-quality, strategic company with modest leverage. The Portfolio also initiated a bond position in casino operator Station Casinos because of the bond’s attractive value relative to the diversified asset value of the company’s assets.

During the reporting period, the Portfolio sold the bonds of homebuilders Shea Homes and Ryland Group after price appreciation made the valuation of these issues relatively less attractive.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure modestly to the transportation and gaming/leisure industries because of attractive valuations and yield levels. Over the same period, the Portfolio reduced its exposure modestly to the food/tobacco industry and health care industry.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in the transportation, cable/wireless video and health care industries. As of the same date, the Portfolio held underweight positions relative to its benchmark in the communications, information technology and media industries.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-219

Portfolio of Investments June 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 93.5%† Convertible Bonds 0.7%
Holding Company—Diversified 0.5%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (a)	$10,155,000	$10,155,000

Internet 0.0%‡
At Home Corp.
0.525%, due 12/28/18 (b)(c)(d)(e)	1,869,975	187
4.75%, due 12/31/49 (b)(c)(d)(e)	9,032,054	903

		1,090

Investment Management/Advisory Services 0.1%
Janus Capital Group, Inc. 3.25%, due 7/15/14	2,634,000	2,696,558

Retail 0.1%
Asbury Automotive Group, Inc. 3.00%, due 9/15/12	3,365,000	3,369,206

Total Convertible Bonds (Cost $15,665,898)		16,221,854

Corporate Bonds 79.2%
Advertising 0.4%
Lamar Media Corp.
5.875%, due 2/1/22 (f)	1,525,000	1,563,125
7.875%, due 4/15/18	3,775,000	4,152,500
9.75%, due 4/1/14	3,297,000	3,692,640

		9,408,265

Aerospace & Defense 1.3%
AAR Corp. 7.25%, due 1/15/22 (f)	3,990,000	3,950,100
Alliant Techsystems, Inc. 6.875%, due 9/15/20	3,480,000	3,706,200
BE Aerospace, Inc.
5.25%, due 4/1/22	3,680,000	3,790,400
8.50%, due 7/1/18	2,660,000	2,909,375
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (f)	4,865,000	5,010,950
TransDigm, Inc. 7.75%, due 12/15/18	9,065,000	9,948,837

		29,315,862

Agriculture 0.2%
American Rock Salt Co. LLC / American Rock Capital Corp. 8.25%, due 5/1/18 (f)	3,830,000	3,312,950

	Principal Amount	Value

Apparel 0.2%
Hanesbrands, Inc. 8.00%, due 12/15/16	$3,795,000	$4,179,244

Auto Manufacturers 0.4%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	3,825,000	3,930,188
Ford Motor Co. 6.50%, due 8/1/18	1,125,000	1,271,250
Oshkosh Corp.
8.25%, due 3/1/17	2,810,000	3,076,950
8.50%, due 3/1/20	905,000	1,004,550

		9,282,938

Auto Parts & Equipment 2.3%
Affinia Group, Inc.
9.00%, due 11/30/14	1,570,000	1,583,738
10.75%, due 8/15/16 (f)	2,216,000	2,401,590
Allison Transmission, Inc. 7.125%, due 5/15/19 (f)	4,855,000	5,061,337
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	5,970,000	6,440,137
Dana Holding Corp.
6.50%, due 2/15/19	3,089,000	3,282,063
6.75%, due 2/15/21	2,319,000	2,504,520
Delphi Corp. 5.875%, due 5/15/19	7,825,000	8,353,187
Exide Technologies 8.625%, due 2/1/18	7,650,000	6,033,937
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22	2,690,000	2,686,638
Lear Corp. (Escrow Shares) 8.75%, due 12/1/16 (b)(d)(e)(g)	2,681,000	4,022
Tenneco, Inc.
6.875%, due 12/15/20	3,030,000	3,272,400
7.75%, due 8/15/18	3,395,000	3,683,575
Titan International, Inc. 7.875%, due 10/1/17	464,000	477,920
TRW Automotive, Inc.
7.00%, due 3/15/14 (f)	800,000	856,000
8.875%, due 12/1/17 (f)	3,050,000	3,362,625

		50,003,689

Banks 1.6%
♦Ally Financial, Inc.
(zero coupon), due 12/1/12	1,090,000	1,072,288
(zero coupon), due 6/15/15	490,000	414,050
6.25%, due 12/1/17	1,040,000	1,095,443
7.50%, due 9/15/20	7,047,000	7,919,066
8.00%, due 11/1/31	7,390,000	8,579,791

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-220	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Ally Financial, Inc. (continued)
8.30%, due 2/12/15	$9,400,000	$10,246,000
Provident Funding Associates, L.P.
10.125%, due 2/15/19 (f)	2,075,000	1,929,750
10.25%, due 4/15/17 (f)	3,255,000	3,393,337

		34,649,725

Beverages 0.7%
Constellation Brands, Inc. 8.375%, due 12/15/14	1,620,000	1,838,700
Cott Beverages, Inc.
8.125%, due 9/1/18	2,905,000	3,170,081
8.375%, due 11/15/17	9,750,000	10,603,125

		15,611,906

Building Materials 2.5%
Building Materials Corp. of America
6.75%, due 5/1/21 (f)	2,110,000	2,257,700
6.875%, due 8/15/18 (f)	5,050,000	5,365,625
7.00%, due 2/15/20 (f)	3,060,000	3,297,150
7.50%, due 3/15/20 (f)	5,640,000	6,119,400
Jeld-Wen Escrow Corp. 12.25%, due 10/15/17 (f)	5,300,000	5,962,500
Martin Marietta Materials, Inc. 6.60%, due 4/15/18	2,000,000	2,205,732
Taylor Morrison Communities, Inc. 7.75%, due 4/15/20 (f)	4,225,000	4,415,125
♦Texas Industries, Inc. 9.25%, due 8/15/20	22,605,000	22,605,000
USG Corp.
7.875%, due 3/30/20 (f)	530,000	548,550
8.375%, due 10/15/18 (f)	1,165,000	1,223,250

		54,000,032

Chemicals 1.9%
CF Industries, Inc.
6.875%, due 5/1/18	2,580,000	3,060,525
7.125%, due 5/1/20	570,000	693,975
Georgia Gulf Corp. 9.00%, due 1/15/17 (f)	6,320,000	7,046,800
Huntsman International LLC 5.50%, due 6/30/16	1,685,000	1,685,000
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	6,135,000	6,395,737
Olin Corp. 8.875%, due 8/15/19	5,175,000	5,640,750
Phibro Animal Health Corp. 9.25%, due 7/1/18 (f)	12,785,000	12,529,300
PolyOne Corp. 7.375%, due 9/15/20	1,200,000	1,275,000

	Principal Amount	Value

Chemicals (continued)
Westlake Chemical Corp. 6.625%, due 1/15/16	$2,400,000	$2,463,000

		40,790,087

Coal 2.1%
Arch Coal, Inc.
7.00%, due 6/15/19	5,545,000	4,685,525
7.25%, due 10/1/20	1,110,000	937,950
8.75%, due 8/1/16	2,070,000	1,976,850
CONSOL Energy, Inc.
8.00%, due 4/1/17	10,900,000	11,308,750
8.25%, due 4/1/20	1,590,000	1,669,500
♦Peabody Energy Corp.
6.00%, due 11/15/18 (f)	7,635,000	7,596,825
6.25%, due 11/15/21 (f)	4,670,000	4,623,300
6.50%, due 9/15/20	3,485,000	3,528,562
7.375%, due 11/1/16	845,000	929,500
7.875%, due 11/1/26	2,235,000	2,285,288
Penn Virginia Resource Partners, L.P. /Penn Virginia Resource Finance Corp. II 8.375%, due 6/1/20 (f)	4,335,000	4,400,025
Somerset Cayuga Holding Co., Inc. 20.00%, due 6/15/17 (b)(d)(e)	1,302,000	1,757,700

		45,699,775

Commercial Services 4.3%
Alliance Data Systems Corp. 6.375%, due 4/1/20 (f)	5,385,000	5,519,625
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
8.25%, due 1/15/19	1,315,000	1,410,338
8.25%, due 1/15/19 (f)	3,355,000	3,598,237
9.75%, due 3/15/20	2,895,000	3,217,069
Cenveo Corp. 8.875%, due 2/1/18	5,490,000	4,913,550
Corrections Corporation of America 7.75%, due 6/1/17	1,455,000	1,575,038
El Comandante Capital Corp. (Escrow Shares) (zero coupon), due 12/31/50 (b)(c)(d)(e)(g)	2,412,000	173,664
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,514,050
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	6,455,000	6,455,000
iPayment, Inc. 10.25%, due 5/15/18	2,895,000	2,634,450
Knowledge Universe Education LLC 7.75%, due 2/1/15 (f)	7,845,000	6,315,225
Lender Processing Services, Inc. 8.125%, due 7/1/16	4,775,000	4,977,937

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-221

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
PHH Corp.
7.125%, due 3/1/13	$2,360,000	$2,407,200
9.25%, due 3/1/16	1,615,000	1,715,938
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50% (b)(e)(g)	150,000	2,400
9.75%, due 8/1/49 (b)(e)(f)(g)	8,530,000	136,480
RR Donnelley & Sons Co. 7.25%, due 5/15/18	2,797,000	2,664,142
Speedy Cash, Inc. 10.75%, due 5/15/18 (f)	6,110,000	6,308,575
Sunstate Equipment Co. LLC / Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (f)(h)	9,390,000	9,624,750
United Rentals North America, Inc. 9.25%, due 12/15/19	2,450,000	2,719,500
UR Financing Escrow Corp.
5.75%, due 7/15/18 (f)	4,155,000	4,321,200
7.375%, due 5/15/20 (f)	3,835,000	4,007,575
7.625%, due 4/15/22 (f)	6,615,000	6,929,212
Valassis Communications, Inc. 6.625%, due 2/1/21	3,740,000	3,627,800

		94,768,955

Computers 0.4%
iGATE Corp. 9.00%, due 5/1/16	5,140,000	5,499,800
SunGard Data Systems, Inc. 4.875%, due 1/15/14	3,625,000	3,733,750

		9,233,550

Distribution & Wholesale 0.5%
American Tire Distributors, Inc. 9.75%, due 6/1/17	10,815,000	11,517,975

Diversified Financial Services 0.5%
CNG Holdings, Inc. 9.375%, due 5/15/20 (f)	4,695,000	4,812,375
Community Choice Financial, Inc. 10.75%, due 5/1/19 (f)	6,495,000	6,430,050

		11,242,425

Electric 3.4%
AES Eastern Energy, L.P. Series 1999-A 9.00%, due 1/2/17 (b)(c)(d)(e)	6,070,956	607,096
Calpine Construction Finance Co., L.P. / CCFC Finance Corp. 8.00%, due 6/1/16 (f)	14,635,000	15,805,800
Calpine Corp. 7.25%, due 10/15/17 (f)	10,297,000	11,069,275

	Principal Amount	Value

Electric (continued)
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	$10,276,000	$11,175,150
GenOn Energy, Inc. 9.50%, due 10/15/18	9,610,000	9,501,887
Ipalco Enterprises, Inc. 7.25%, due 4/1/16 (f)	1,615,000	1,754,294
PNM Resources, Inc. 9.25%, due 5/15/15	1,704,000	1,944,690
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,305,000	2,760,240
Reliant Energy Mid-Atlantic Power Holdings LLC Series C 9.681%, due 7/2/26	1,190,000	1,130,500
♦Reliant Energy, Inc.
7.625%, due 6/15/14	4,535,000	4,625,700
7.875%, due 6/15/17	14,250,000	13,252,500

		73,627,132

Electrical Components & Equipment 0.3%
Belden, Inc.
7.00%, due 3/15/17	2,240,000	2,307,200
9.25%, due 6/15/19	4,810,000	5,242,900

		7,550,100

Electronics 0.2%
Stoneridge, Inc. 9.50%, due 10/15/17 (f)	3,110,000	3,191,638

Energy—Alternate Sources 0.3%
Headwaters, Inc. 7.625%, due 4/1/19	7,457,000	7,326,503

Engineering & Construction 0.5%
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	9,000,000	5,692,500
13.00%, due 3/15/18 (f)(h)	4,980,000	4,930,200

		10,622,700

Entertainment 3.0%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18 (f)	6,910,000	6,910,000
American Casino & Entertainment Properties LLC 11.00%, due 6/15/14	1,176,000	1,234,800
Greektown Superholdings, Inc. 13.00%, due 7/1/15	7,510,000	8,204,675
Jacobs Entertainment, Inc. 9.75%, due 6/15/14	10,235,000	10,158,237
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (f)	1,210,000	1,052,700

M-222	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment (continued)
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (f)	$9,785,000	$10,812,425
Peninsula Gaming LLC
8.375%, due 8/15/15	1,665,000	1,752,413
10.75%, due 8/15/17	6,977,000	7,953,780
Production Resource Group, Inc. 8.875%, due 5/1/19	6,090,000	4,597,950
Speedway Motorsports, Inc. 8.75%, due 6/1/16	2,985,000	3,246,187
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (b)(e)	417,598	292,319
Vail Resorts, Inc. 6.50%, due 5/1/19	3,490,000	3,664,500
WMG Acquisition Corp.
9.50%, due 6/15/16 (f)	1,865,000	2,032,850
11.50%, due 10/1/18	3,135,000	3,464,175

		65,377,011

Environmental Controls 0.4%
Clean Harbors, Inc. 7.625%, due 8/15/16	2,524,000	2,634,425
Darling International, Inc. 8.50%, due 12/15/18	3,600,000	4,041,000
Heckmann Corp. 9.875%, due 4/15/18 (f)	3,205,000	3,044,750

		9,720,175

Finance—Auto Loans 1.0%
Credit Acceptance Corp. 9.125%, due 2/1/17	3,200,000	3,472,000
Ford Motor Credit Co. LLC
7.00%, due 4/15/15	3,075,000	3,417,490
12.00%, due 5/15/15	4,455,000	5,535,338
General Motors Financial Co., Inc. 6.75%, due 6/1/18	8,850,000	9,674,156

		22,098,984

Finance—Consumer Loans 0.3%
SLM Corp.
8.00%, due 3/25/20	2,540,000	2,781,300
8.45%, due 6/15/18	4,085,000	4,575,200

		7,356,500

Finance—Other Services 1.0%
Nationstar Mortgage LLC / Nationstar Capital Corp.
9.625%, due 5/1/19 (f)	3,190,000	3,373,425
10.875%, due 4/1/15	12,615,000	13,624,200

	Principal Amount	Value

Finance—Other Services (continued)
SquareTwo Financial Corp. 11.625%, due 4/1/17	$4,875,000	$4,350,938

		21,348,563

Food 1.9%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (f)	4,740,000	4,455,600
American Stores Co. 8.00%, due 6/1/26	7,835,000	6,542,225
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (f)(h)	4,514,484	3,566,442
B&G Foods, Inc. 7.625%, due 1/15/18	2,761,000	2,968,075
C&S Group Enterprises LLC 8.375%, due 5/1/17 (f)	3,267,000	3,422,183
Harmony Foods Corp. 10.00%, due 5/1/16 (f)	6,510,000	6,754,125
Smithfield Foods, Inc. 10.00%, due 7/15/14	4,085,000	4,662,006
TreeHouse Foods, Inc.
6.03%, due 9/30/13 (b)(e)	6,300,000	6,363,000
7.75%, due 3/1/18	3,070,000	3,327,113

		42,060,769

Forest Products & Paper 1.4%
AbitibiBowater, Inc. 10.25%, due 10/15/18	3,686,000	4,091,460
Clearwater Paper Corp. 7.125%, due 11/1/18	4,082,000	4,306,510
♦Georgia-Pacific Corp.
7.25%, due 6/1/28	4,180,000	5,126,540
7.375%, due 12/1/25	1,310,000	1,669,131
7.75%, due 11/15/29	64,000	83,140
8.00%, due 1/15/24	3,469,000	4,633,540
8.875%, due 5/15/31	6,895,000	9,720,502

		29,630,823

Health Care—Products 1.8%
Alere, Inc.
8.625%, due 10/1/18	1,555,000	1,570,550
9.00%, due 5/15/16	650,000	661,375
Biomet, Inc.
10.00%, due 10/15/17	4,835,000	5,164,384
11.625%, due 10/15/17	4,015,000	4,331,181
DJO Finance LLC / DJO Finance Corp. 9.75%, due 10/15/17	2,705,000	1,934,075
Hanger Orthopedic Group, Inc. 7.125%, due 11/15/18	6,967,000	7,176,010
Teleflex, Inc. 6.875%, due 6/1/19	4,860,000	5,163,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-223

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Products (continued)
Universal Hospital Services, Inc. 8.50%, due 6/1/15	$12,210,000	$12,446,569

		38,447,894

Health Care—Services 4.4%
Alliance HealthCare Services, Inc. 8.00%, due 12/1/16	2,340,000	1,749,150
American Renal Associates Holdings, Inc. 9.75%, due 3/1/16 (h)	2,949,715	3,134,072
American Renal Holdings Co., Inc. 8.375%, due 5/15/18	2,830,000	2,992,725
AMERIGROUP Corp. 7.50%, due 11/15/19	6,865,000	7,379,875
Centene Corp. 5.75%, due 6/1/17	3,905,000	3,924,525
DaVita, Inc.
6.375%, due 11/1/18	3,010,000	3,107,825
6.625%, due 11/1/20	1,896,000	1,976,580
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (f)	3,750,000	4,078,125
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (f)	460,000	479,550
5.875%, due 1/31/22 (f)	2,710,000	2,821,787
HCA Holdings, Inc. 7.75%, due 5/15/21	3,900,000	4,182,750
♦HCA, Inc.
5.75%, due 3/15/14	2,920,000	3,055,050
6.375%, due 1/15/15	2,780,000	2,953,750
6.50%, due 2/15/16	4,420,000	4,762,550
7.19%, due 11/15/15	93,000	98,115
7.50%, due 2/15/22	2,700,000	2,943,000
7.58%, due 9/15/25	575,000	549,125
7.875%, due 2/15/20	645,000	715,950
8.00%, due 10/1/18	5,720,000	6,420,700
8.36%, due 4/15/24	450,000	456,750
8.50%, due 4/15/19	2,125,000	2,380,000
9.00%, due 12/15/14	1,520,000	1,664,400
9.875%, due 2/15/17	881,000	955,885
Health Management Associates, Inc. 7.375%, due 1/15/20 (f)	2,505,000	2,664,694
INC Research LLC 11.50%, due 7/15/19 (f)	6,230,000	6,043,100
inVentiv Health, Inc. 10.00%, due 8/15/18 (f)	4,820,000	4,145,200
MultiPlan, Inc. 9.875%, due 9/1/18 (f)	10,145,000	11,108,775
ResCare, Inc. 10.75%, due 1/15/19	3,520,000	3,898,400

	Principal Amount	Value

Health Care—Services (continued)
Vanguard Health Holding Co. II LLC /Vanguard Holding Co. II, Inc.
7.75%, due 2/1/19	$4,860,000	$4,908,600
8.00%, due 2/1/18	1,655,000	1,692,238

		97,243,246

Holding Companies—Diversified 0.6%
Leucadia National Corp. 8.125%, due 9/15/15	4,480,000	5,023,200
Susser Holdings LLC / Susser Finance Corp. 8.50%, due 5/15/16	7,468,000	8,121,450

		13,144,650

Home Builders 0.3%
Meritage Homes Corp. 7.00%, due 4/1/22 (f)	1,665,000	1,714,950
Standard Pacific Corp. 8.375%, due 1/15/21	4,400,000	4,774,000

		6,488,950

Household Products & Wares 1.2%
Central Garden and Pet Co. 8.25%, due 3/1/18	3,706,000	3,715,265
Jarden Corp.
6.125%, due 11/15/22	945,000	996,975
7.50%, due 5/1/17	5,940,000	6,652,800
Prestige Brands, Inc. 8.25%, due 4/1/18	3,560,000	3,898,200
Spectrum Brands, Inc.
6.75%, due 3/15/20 (f)	710,000	733,075
9.50%, due 6/15/18 (f)	2,382,000	2,691,660
9.50%, due 6/15/18	6,505,000	7,350,650

		26,038,625

Housewares 0.3%
Libbey Glass, Inc. 6.875%, due 5/15/20 (f)	5,360,000	5,507,400

Insurance 0.5%
HUB International Holdings, Inc. 9.00%, due 12/15/14 (f)	3,290,000	3,335,237
Ironshore Holdings (U.S.) Inc. 8.50%, due 5/15/20 (f)	4,190,000	4,575,606
Lumbermens Mutual Casualty Co.
8.45%, due 12/1/97 (b)(c)(e)(f)	555,000	347
9.15%, due 7/1/26 (b)(c)(e)(f)	12,235,000	30,588
USI Holdings Corp.
4.342%, due 11/15/14 (a)(f)	770,000	714,175
9.75%, due 5/15/15 (f)	3,209,000	3,221,034

		11,876,987

M-224	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Internet 0.5%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (f)	$5,405,000	$5,769,838
Equinix, Inc. 7.00%, due 7/15/21	4,855,000	5,340,500

		11,110,338

Investment Management/Advisory Services 0.2%
Janus Capital Group, Inc. 6.70%, due 6/15/17	3,743,000	4,015,015

Iron & Steel 0.7%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	3,029,232
Allegheny Technologies, Inc. 9.375%, due 6/1/19	2,600,000	3,308,542
Ryerson, Inc.
7.841%, due 11/1/14 (a)	3,380,000	3,227,900
12.00%, due 11/1/15	5,876,000	5,905,380

		15,471,054

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (f)	1,760,000	2,037,200

Lodging 1.8%
Ameristar Casinos, Inc. 7.50%, due 4/15/21 (f)	2,295,000	2,455,650
Choice Hotels International, Inc. 5.75%, due 7/1/22	6,450,000	6,743,991
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (f)	4,265,000	4,051,750
MGM Mirage, Inc. 13.00%, due 11/15/13	1,825,000	2,080,500
MGM Resorts International
6.625%, due 7/15/15	1,000,000	1,030,000
7.50%, due 6/1/16	625,000	646,875
10.375%, due 5/15/14	510,000	575,025
MTR Gaming Group, Inc. 11.50%, due 8/1/19	5,951,075	6,099,852
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (f)	3,865,000	4,348,125
Seminole Hard Rock Entertainment, Inc. 2.968%, due 3/15/14 (a)(f)	2,295,000	2,226,150
Sheraton Holding Corp. 7.375%, due 11/15/15	2,580,000	2,961,001
Station Casinos LLC 3.66%, due 6/18/18 (f)	8,610,000	6,479,025

		39,697,944

	Principal Amount	Value

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	$3,660,000	$3,916,200

Media 2.9%
AMC Networks, Inc. 7.75%, due 7/15/21 (f)	2,480,000	2,734,200
Cablevision Systems Corp. 8.625%, due 9/15/17	1,060,000	1,181,900
♦CCO Holdings LLC / CCO Holdings Capital Corp.
7.00%, due 1/15/19	4,700,000	5,076,000
7.25%, due 10/30/17	1,245,000	1,357,050
7.375%, due 6/1/20	9,520,000	10,460,100
7.875%, due 4/30/18	1,585,000	1,723,687
Crown Media Holdings, Inc. 10.50%, due 7/15/19	6,000,000	6,480,000
DISH DBS Corp.
4.625%, due 7/15/17 (f)	4,505,000	4,510,631
5.875%, due 7/15/22 (f)	3,350,000	3,383,500
6.75%, due 6/1/21	5,220,000	5,637,600
7.125%, due 2/1/16	1,085,000	1,190,788
7.75%, due 5/31/15	1,345,000	1,492,950
Morris Publishing Group LLC 10.00%, due 9/1/14 (b)	1,575,615	1,567,737
Nielsen Finance LLC / Nielsen Finance Co. 7.75%, due 10/15/18	7,560,000	8,372,700
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (f)	8,860,000	7,885,400

		63,054,243

Metal Fabricate & Hardware 0.8%
AM Castle & Co. 12.75%, due 12/15/16 (f)	6,055,000	6,478,850
Mueller Water Products, Inc.
7.375%, due 6/1/17	4,825,000	4,825,000
8.75%, due 9/1/20	4,680,000	5,194,800
Neenah Foundry Co. 15.00%, due 7/29/15 (b)(h)	1,377,570	1,356,906

		17,855,556

Mining 0.6%
Kaiser Aluminum Corp. 8.25%, due 6/1/20 (f)	5,655,000	5,768,100
Vulcan Materials Co.
6.50%, due 12/1/16	4,575,000	4,815,188
7.50%, due 6/15/21	1,505,000	1,655,500

		12,238,788

Miscellaneous—Manufacturing 2.0%
Actuant Corp. 5.625%, due 6/15/22 (f)	2,965,000	3,046,538
Amsted Industries, Inc. 8.125%, due 3/15/18 (f)	9,620,000	10,173,150

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-225

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20 (f)	$4,730,000	$4,931,025
Griffon Corp. 7.125%, due 4/1/18	4,755,000	4,826,325
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,392,887
Polypore International, Inc. 7.50%, due 11/15/17	6,465,000	6,860,981
SPX Corp.
6.875%, due 9/1/17	4,285,000	4,670,650
7.625%, due 12/15/14	4,095,000	4,504,500

		44,406,056

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	6,870,000	7,316,550

Oil & Gas 9.2%
Berry Petroleum Co. 10.25%, due 6/1/14	3,915,000	4,384,800
Bill Barrett Corp. 7.625%, due 10/1/19	3,250,000	3,250,000
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	5,465,000	5,779,237
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
9.375%, due 5/1/19	11,222,000	11,250,055
9.625%, due 8/1/20 (f)	1,770,000	1,796,550
Chesapeake Energy Corp.
6.50%, due 8/15/17	9,615,000	9,566,925
6.775%, due 3/15/19	4,740,000	4,621,500
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19 (f)	6,220,000	5,598,000
Comstock Resources, Inc.
7.75%, due 4/1/19	5,955,000	5,478,600
8.375%, due 10/15/17	1,575,000	1,519,875
9.50%, due 6/15/20	3,750,000	3,693,750
Concho Resources, Inc.
5.50%, due 10/1/22	1,990,000	1,970,100
6.50%, due 1/15/22	7,710,000	8,018,400
7.00%, due 1/15/21	5,485,000	5,868,950
Continental Resources, Inc.
5.00%, due 9/15/22 (f)	4,470,000	4,537,050
8.25%, due 10/1/19	3,620,000	4,045,350
Denbury Resources, Inc. 8.25%, due 2/15/20	4,605,000	5,042,475
Forest Oil Corp. 8.50%, due 2/15/14	410,000	426,400

	Principal Amount	Value

Oil & Gas (continued)
Frontier Oil Corp. 8.50%, due 9/15/16	$2,230,000	$2,341,500
Holly Corp. 9.875%, due 6/15/17	4,550,000	5,005,000
Linn Energy LLC 9.875%, due 7/1/18	2,395,000	2,604,563
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19 (f)	1,175,000	1,163,250
11.75%, due 5/15/17	2,483,000	2,780,960
Newfield Exploration Co.
5.625%, due 7/1/24	4,310,000	4,406,975
6.625%, due 4/15/16	5,060,000	5,186,500
Oasis Petroleum, Inc. 7.25%, due 2/1/19	9,740,000	9,983,500
Penn Virginia Corp.
7.25%, due 4/15/19	3,855,000	3,180,375
10.375%, due 6/15/16	5,135,000	4,929,600
PetroHawk Energy Corp.
7.25%, due 8/15/18	4,285,000	4,818,800
10.50%, due 8/1/14	1,410,000	1,562,193
Petroquest Energy, Inc. 10.00%, due 9/1/17	9,935,000	10,233,050
Pioneer Drilling Co. 9.875%, due 3/15/18	3,325,000	3,491,250
Plains Exploration & Production Co. 10.00%, due 3/1/16	3,319,000	3,617,710
Quicksilver Resources, Inc. 11.75%, due 1/1/16	4,260,000	4,148,175
Range Resources Corp.
5.00%, due 8/15/22	1,660,000	1,639,250
8.00%, due 5/15/19	2,980,000	3,255,650
SM Energy Co.
6.50%, due 11/15/21	2,895,000	2,945,662
6.625%, due 2/15/19	3,795,000	3,889,875
Stone Energy Corp.
6.75%, due 12/15/14	4,640,000	4,628,400
8.625%, due 2/1/17	2,400,000	2,436,000
W&T Offshore, Inc. 8.50%, due 6/15/19	4,000,000	4,130,000
Whiting Petroleum Corp.
6.50%, due 10/1/18	5,450,000	5,804,250
7.00%, due 2/1/14	7,891,000	8,364,460
WPX Energy, Inc. 6.00%, due 1/15/22	6,915,000	6,880,425

		200,275,390

Oil & Gas Services 0.4%
American Petroleum Tankers LLC / AP Tankers Co. 10.25%, due 5/1/15	4,168,000	4,345,140

M-226	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas Services (continued)
Pioneer Drilling Co. 9.875%, due 3/15/18 (f)	$4,575,000	$4,803,750

		9,148,890

Packaging & Containers 2.4%
AEP Industries, Inc. 8.25%, due 4/15/19	5,535,000	5,756,400
Ball Corp.
5.00%, due 3/15/22	3,780,000	3,931,200
6.75%, due 9/15/20	835,000	918,500
7.125%, due 9/1/16	2,790,000	3,037,613
Crown Americas LLC / Crown Americas Capital Corp. III 6.25%, due 2/1/21	3,285,000	3,588,862
Greif, Inc. 6.75%, due 2/1/17	3,324,000	3,606,540
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	1,750,000	1,951,250
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (f)	10,148,000	11,505,295
Sealed Air Corp.
8.125%, due 9/15/19 (f)	2,045,000	2,280,175
8.375%, due 9/15/21 (f)	2,340,000	2,644,200
Silgan Holdings, Inc. 5.00%, due 4/1/20 (f)	6,900,000	7,055,250
Tekni-Plex, Inc. 9.75%, due 6/1/19 (f)	6,480,000	6,544,800

		52,820,085

Pharmaceuticals 2.5%
BioScrip, Inc. 10.25%, due 10/1/15	3,805,000	4,128,425
Catalent Pharma Solutions, Inc. 9.50%, due 4/15/15 (a)	7,611,515	7,792,288
Endo Pharmaceuticals Holdings, Inc. 7.00%, due 7/15/19	2,490,000	2,707,875
Grifols, Inc. 8.25%, due 2/1/18	7,400,000	7,936,500
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	7,645,000	6,804,050
Mylan, Inc.
7.625%, due 7/15/17 (f)	3,715,000	4,086,500
7.875%, due 7/15/20 (f)	4,235,000	4,748,494
NBTY, Inc. 9.00%, due 10/1/18	6,150,000	6,795,750

	Principal Amount	Value

Pharmaceuticals (continued)
Valeant Pharmaceuticals International
6.50%, due 7/15/16 (f)	$4,485,000	$4,686,825
6.75%, due 10/1/17 (f)	2,200,000	2,293,500
6.875%, due 12/1/18 (f)	1,715,000	1,772,881
7.00%, due 10/1/20 (f)	765,000	772,650

		54,525,738

Pipelines 1.8%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	513,965
9.625%, due 11/1/21	6,855,000	10,295,346
Cedar Brakes II LLC 9.875%, due 9/1/13 (f)	1,258,126	1,299,958
Chesapeake Midstream Partners, L.P. / CHKM Finance Corp. 6.125%, due 7/15/22	3,700,000	3,626,000
Copano Energy LLC / Copano Energy Finance Corp.
7.125%, due 4/1/21	4,940,000	5,088,200
7.75%, due 6/1/18	7,365,000	7,622,775
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	6,940,000	7,373,750
Northwest Pipeline Corp. 7.125%, due 12/1/25	2,195,000	2,898,599

		38,718,593

Real Estate Investment Trusts 0.8%
Host Hotels & Resorts, Inc. 6.00%, due 11/1/20	650,000	705,250
Host Hotels & Resorts, L.P.
5.25%, due 3/15/22 (f)	4,055,000	4,156,375
5.875%, due 6/15/19	1,325,000	1,431,000
6.00%, due 10/1/21	1,070,000	1,174,325
Series Q 6.75%, due 6/1/16	9,400,000	9,658,500
Host Marriott, L.P. 6.375%, due 3/15/15	125,000	126,875
Weyerhaeuser Co. 6.875%, due 12/15/33	495,000	521,780

		17,774,105

Retail 3.7%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,970,000	2,009,400
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	2,180,000	2,190,900
6.50%, due 5/20/21	1,685,000	1,693,425

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-227

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Retail (continued)
Asbury Automotive Group, Inc.
7.625%, due 3/15/17	$2,420,000	$2,504,700
8.375%, due 11/15/20	6,660,000	7,259,400
AutoNation, Inc. 6.75%, due 4/15/18	5,495,000	5,982,682
DineEquity, Inc. 9.50%, due 10/30/18	12,440,000	13,621,800
HSN, Inc. 11.25%, due 8/1/16	6,555,000	6,964,753
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	4,215,000	3,914,681
Limited Brands, Inc.
5.625%, due 2/15/22	1,085,000	1,117,550
6.625%, due 4/1/21	3,610,000	3,943,925
8.50%, due 6/15/19	1,555,000	1,827,125
Penske Auto Group, Inc. 7.75%, due 12/15/16	7,834,000	8,127,775
PVH Corp. 7.375%, due 5/15/20	2,540,000	2,813,050
Sally Holdings LLC / Sally Capital, Inc.
5.75%, due 6/1/22	2,380,000	2,490,075
6.875%, due 11/15/19	3,860,000	4,197,750
Sonic Automotive, Inc.
7.00%, due 7/15/22 (f)	3,300,000	3,415,500
9.00%, due 3/15/18	5,640,000	6,133,500

		80,207,991

Savings & Loans 0.2%
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (f)	4,300,000	4,466,625

Semiconductors 0.3%
Advanced Micro Devices, Inc. 7.75%, due 8/1/20	2,410,000	2,651,000
MEMC Electronic Materials, Inc. 7.75%, due 4/1/19	4,735,000	3,740,650

		6,391,650

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.
6.875%, due 3/15/18	2,245,000	2,340,413
7.125%, due 3/15/21	1,825,000	1,907,125

		4,247,538

Software 0.2%
Fidelity National Information Services, Inc.
7.625%, due 7/15/17	1,290,000	1,422,225
7.625%, due 7/15/17 (f)	1,955,000	2,145,613
7.875%, due 7/15/20	955,000	1,074,375

		4,642,213

	Principal Amount	Value

Storage & Warehousing 0.0%‡
Mobile Mini, Inc. 7.875%, due 12/1/20	$280,000	$296,100

Telecommunications 4.0%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29	1,310,000	890,800
CC Holdings GS V LLC / Crown Castle GS III Corp. 7.75%, due 5/1/17 (f)	9,690,000	10,501,537
Crown Castle International Corp. 7.125%, due 11/1/19	6,835,000	7,330,537
Frontier Communications Corp. 9.25%, due 7/1/21	4,300,000	4,622,500
GCI, Inc.
6.75%, due 6/1/21	4,300,000	4,160,250
8.625%, due 11/15/19	5,845,000	6,122,638
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	4,710,000	5,004,375
7.625%, due 6/15/21	5,860,000	6,372,750
Lucent Technologies, Inc. 6.50%, due 1/15/28	2,840,000	1,917,000
Nextel Communications, Inc. 7.375%, due 8/1/15	3,375,000	3,379,219
NII Capital Corp.
7.625%, due 4/1/21	11,370,000	9,749,775
8.875%, due 12/15/19	1,580,000	1,431,875
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17	7,940,000	8,297,300
SBA Telecommunications, Inc. 8.25%, due 8/15/19	2,538,000	2,779,110
Sprint Capital Corp.
6.875%, due 11/15/28	9,890,000	7,961,450
8.75%, due 3/15/32	3,665,000	3,335,150
Sprint Nextel Corp. 9.125%, due 3/1/17 (f)	4,165,000	4,373,250

		88,229,516

Transportation 1.1%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (h)	1,023,374	869,868
Florida East Coast Railway Corp. 8.125%, due 2/1/17	12,342,000	12,897,390
KAR Holdings, Inc. 4.466%, due 5/1/14 (a)	2,475,000	2,468,812
Syncreon Global Ireland, Ltd. / Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (f)	7,285,000	7,248,575

		23,484,645

M-228	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Trucking & Leasing 0.2%
NESCO LLC / NESCO Holdings Corp. 11.75%, due 4/15/17 (f)	$4,320,000	$4,428,000

Total Corporate Bonds (Cost $1,662,322,302)		1,732,452,051

Loan Assignments & Participations 2.2% (i)
Apparel 0.2%
Unifi, Inc. Term Loan 8.75%, due 5/1/17 (b)(e)	4,786,832	4,738,964

Auto Manufacturers 0.4%
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	4,500,000	4,525,875
Fleetpride Corp. New Term Loan 6.75%, due 12/6/17	4,378,000	4,386,209

		8,912,084

Finance 0.2%
Ocwen Financial Corp. Term Loan B 7.00%, due 9/1/16	3,762,991	3,762,991

Finance—Investment Banker/Broker 0.3%
VFH Parent LLC Term Loan 7.50%, due 7/8/16	5,968,307	5,998,149

Health Care—Services 0.1%
Sun Healthcare Group, Inc. New Term Loan B 8.75%, due 10/15/16	3,495,556	3,464,969

Lodging 0.5%
Station Casinos, Inc. 2012 Term Loan B2 4.245%, due 6/17/16	13,134,849	11,558,667

Media 0.2%
Nielsen Finance LLC Class A Term Loan 2.241%, due 8/9/13	896,228	895,481
Proquest Co. Term Loan B 6.00%, due 4/13/18	3,311,700	3,299,281

		4,194,762

	Principal Amount	Value

Metal Fabricate & Hardware 0.3%
Neenah Corp. Exit Term Loan 11.00%, due 1/29/15 (b)(e)	$5,955,000	$5,955,000

Total Loan Assignments & Participations (Cost $47,953,517)		48,585,586

Yankee Bonds 11.4% (j)
Auto Manufacturers 0.3%
Jaguar Land Rover PLC
7.75%, due 5/15/18 (f)	1,535,000	1,581,050
8.125%, due 5/15/21 (f)	4,740,000	4,894,050

		6,475,100

Auto Parts & Equipment 0.1%
International Automotive Components Group S.A. 9.125%, due 6/1/18 (f)	3,065,000	2,796,812

Chemicals 0.9%
Ineos Finance PLC 7.50%, due 5/1/20 (f)	6,635,000	6,684,762
NOVA Chemicals Corp.
3.855%, due 11/15/13 (a)	9,665,000	9,665,000
8.375%, due 11/1/16	3,835,000	4,266,438

		20,616,200

Commercial Services 0.4%
National Money Mart Co. 10.375%, due 12/15/16	7,910,000	8,720,775

Computers 0.4%
Seagate HDD Cayman
7.00%, due 11/1/21	2,890,000	3,113,975
7.75%, due 12/15/18	5,115,000	5,658,469

		8,772,444

Diversified Financial Services 0.4%
Smurfit Capital Funding PLC 7.50%, due 11/20/25	8,695,000	8,695,000

Entertainment 0.4%
MU Finance PLC 8.375%, due 2/1/17 (f)	7,360,000	7,948,800

Forest Products & Paper 0.4%
PE Paper Escrow GmbH 12.00%, due 8/1/14 (f)	3,130,000	3,341,275
Sappi Papier Holding GmbH
6.625%, due 4/15/21 (f)	1,500,000	1,417,500
7.75%, due 7/15/17 (f)	1,730,000	1,751,625
8.375%, due 6/15/19 (f)	1,100,000	1,101,375

		7,611,775

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-229

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Health Care—Products 0.4%
DJO Finance LLC / DJO Finance Corp. 10.875%, due 11/15/14	$7,440,000	$7,681,800

Insurance 0.4%
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	3,015,000	3,350,856
7.75%, due 7/15/37	1,260,000	1,288,536
8.30%, due 4/15/26	4,645,000	5,005,661

		9,645,053

Iron & Steel 0.2%
APERAM
7.375%, due 4/1/16 (f)	3,395,000	2,919,700
7.75%, due 4/1/18 (f)	1,735,000	1,474,750

		4,394,450

Leisure Time 0.6%
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (f)	11,740,000	12,033,500

Media 1.3%
Quebecor Media, Inc. 7.75%, due 3/15/16	7,877,000	8,093,617
♦Videotron Ltee
5.00%, due 7/15/22 (f)	4,385,000	4,450,775
6.375%, due 12/15/15	2,425,000	2,467,438
9.125%, due 4/15/18	12,630,000	13,829,850

		28,841,680

Metal Fabricate & Hardware 1.0%
♦Schaeffler Finance B.V.
7.75%, due 2/15/17 (f)	13,700,000	14,282,250
8.50%, due 2/15/19 (f)	6,820,000	7,280,350

		21,562,600

Mining 0.7%
New Gold, Inc. 7.00%, due 4/15/20 (f)	7,415,000	7,637,450
Novelis, Inc.
8.375%, due 12/15/17	4,205,000	4,499,350
8.75%, due 12/15/20	2,810,000	3,027,775

		15,164,575

Oil & Gas 0.3%
OGX Austria GmbH 8.50%, due 6/1/18 (f)	7,815,000	6,955,350

Oil & Gas Services 0.3%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (f)	7,778,000	7,447,435

	Principal Amount	Value

Pharmaceuticals 0.6%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (f)	$7,095,000	$7,130,475
Warner Chilcott Co., LLC / Warner Chilcott Co., LLC 7.75%, due 9/15/18	5,380,000	5,770,050

		12,900,525

Telecommunications 2.3%
♦Intelsat Jackson Holdings S.A.
7.25%, due 4/1/19	6,020,000	6,321,000
7.25%, due 10/15/20 (f)	7,055,000	7,407,750
7.50%, due 4/1/21	3,665,000	3,875,738
11.25%, due 6/15/16	5,062,000	5,302,445
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	5,155,000	5,309,650
Sable International Finance, Ltd.
7.75%, due 2/15/17 (f)	7,145,000	7,395,075
8.75%, due 2/1/20 (f)	3,600,000	3,852,000
Virgin Media Finance PLC
8.375%, due 10/15/19	4,455,000	5,006,306
9.50%, due 8/15/16	4,930,000	5,496,950

		49,966,914

Total Yankee Bonds (Cost $238,094,092)		248,230,788

Total Long-Term Bonds (Cost $1,964,035,809)		2,045,490,279

	Shares
Common Stocks 0.4%
Coal 0.0%‡
Somerset Cayuga Holding Co., Inc. (b)(d)(e)	19,473	331,041

Media 0.0%‡
Adelphia Contingent Value Vehicle (b)(d)(e)(g)	2,207,279	22,073

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(e)(g)	230,859	1,371,302

Mining 0.3%
Goldcorp, Inc.	211,500	7,948,170

Total Common Stocks (Cost $11,088,956)		9,672,586

M-230	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	124,200	$2,987,010

Total Preferred Stock (Cost $3,028,995)		2,987,010

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (b)(d)(g)	3,370	151,650

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (b)(d)(e)(g)	365	4
Unsecured Debt Expires 12/18/16 (b)(d)(e)(g)	360	3

		7

Total Warrants (Cost $1,099)		151,657

	Principal Amount
Short-Term Investment 5.6%
Repurchase Agreement 5.6%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $122,018,391 (Collateralized by a United States Treasury Note with a rate of 1.25% and a maturity date of 3/15/14, with a Principal Amount of $122,105,000 and a Market Value of $124,462,115)	$122,018,289	122,018,289

Total Short-Term Investment (Cost $122,018,289)		122,018,289

Total Investments (Cost $2,100,173,148) (k)	99.6%	2,180,319,821
Other Assets, Less Liabilities	0.4	8,075,034
Net Assets	100.0%	$2,188,394,855
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

(b)	Illiquid security. The total market value of these securities as of June 30, 2012 is $24,863,386, which represents 1.1% of the Portfolio’s net assets.

(c)	Issue in default.

(d)	Restricted security. (See Note 6)

(e)	Fair valued security. The total market value of these securities as of June 30, 2012 is $21,787,093, which represents 1.0% of the Portfolio’s net assets.

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(g)	Non-income producing security.

(h)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of June 30, 2012. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	As of June 30, 2012, cost is $2,100,098,128 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$109,582,866
Gross unrealized depreciation	(29,361,173)

Net unrealized appreciation	$80,221,693

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-231

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$16,220,764	$1,090		$16,221,854
Corporate Bonds (c)	—	1,723,084,435	9,367,616		1,732,452,051
Loan Assignments & Participations (d)	—	34,128,631	14,456,955	(e)	48,585,586
Yankee Bonds	—	248,230,788	—		248,230,788

Total Long-Term Bonds	—	2,021,664,618	23,825,661		2,045,490,279

Common Stocks (f)	7,948,170	—	1,724,416		9,672,586
Preferred Stock	2,987,010	—	—		2,987,010
Warrants (g)	151,650	—	7		151,657
Short-Term Investment
Repurchase Agreement	—	122,018,289	—		122,018,289

Total Investments in Securities	$11,086,830	$2,143,682,907	$25,550,084		$2,180,319,821

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,090 are held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $4,022, $1,757,700, $312,544, $607,096, $292,319, $6,363,000 and $30,935 are held in Auto Parts & Equipment, Coal, Commercial Services, Electric, Entertainment, Food and Insurance, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $4,738,964 and $5,955,000 are held in Apparel and Metal Fabricate & Hardware within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	Includes $3,762,991 of Level 3 securities which represent Loan Assignments & Participations whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value with significant unobservable inputs.

(f)	The Level 3 securities valued at $331,041, $22,073 and $1,371,302 are held in Coal, Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(g)	The Level 3 securities valued at $7 are held in Media within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-232	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012 (a)
Long-Term Bonds
Convertible Bonds
Internet	$1,090	$—	$—	$—	$—		$—		$—	$—	$1,090	$—
Corporate Bonds
Auto Parts & Equipment	4,022	—		—	—		—		—	—	4,022	—
Coal	—	—	—	455,700	1,302,000	(c)	—		—	—	1,757,700	455,700
Commercial Services	312,544	—	—	—	—		—		—	—	312,544	—
Electric	—	—	—	361,135	3,835,233	(c)	(5,926,590)		2,337,318	—	607,096	361,135
Entertainment	350,397	6,848	11,399	6,644	—		(82,969)		—	—	292,319	(6,848)
Food	6,331,500	—	—	31,500	—		—		—	—	6,363,000	31,500
Insurance	30,935	—	—	—	—		—		—	—	30,935	—
Loan Assignments & Participations							—
Apparel	—	1,216	88,320	(1,009)	6,930,000	(c)	(2,279,563	)(b)	—	—	4,738,964	(1,009)
Finance	4,270,191	8,272	10,284	57,503	—		(583,259	)(b)	—	—	3,762,991	57,580
Machinery	12,385	(19,837)	(2,976,048)	2,983,500	—		—		—	—	—	2,983,500
Metal Fabricate & Hardware	5,970,000	—	—	—	—		(15,000	)(b)	—	—	5,955,000	—
Common Stocks
Coal	—	—		(1,760,316)	2,091,357	(c)	—		—	—	331,041	(1,760,316)
Media	22,073	—	—	—	—		—		—	—	22,073	—
Metal, Fabricate & Hardware	1,371,302	—	—	—	—		—		—	—	1,371,302	—
Warrants
Media	7	—	—				—		—	—	7	—

Total	$18,676,446	$(3,501)	$(2,866,045)	$2,134,657	$14,158,590		$(8,887,381)		$2,337,318	$—	$25,550,084	$2,121,242

(a)	Included in "Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(b)	Sales include principal reductions.
(c)	Purchases include securities received from a restructure.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-233

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $2,100,173,148)	$2,180,319,821
Cash denominated in foreign currencies (identified cost $519)	482
Receivables:
Dividends and interest	35,873,922
Investment securities sold	4,339,434
Fund shares sold	3,327,396
Other assets	20,378

Total assets	2,223,881,433

Liabilities
Payables:
Investment securities purchased	33,343,110
Manager (See Note 3)	987,639
Fund shares redeemed	447,321
NYLIFE Distributors (See Note 3)	304,214
Shareholder communication	302,072
Professional fees	93,104
Custodian	976
Accrued expenses	8,142

Total liabilities	35,486,578

Net assets	$2,188,394,855

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$218,347
Additional paid-in capital	2,038,064,485

2,038,282,832
Undistributed net investment income	204,381,909
Accumulated net realized gain (loss) on investments	(134,416,522)
Net unrealized appreciation (depreciation) on investments	80,146,673
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(37)

Net assets	$2,188,394,855

Initial Class
Net assets applicable to outstanding shares	$675,170,453

Shares of beneficial interest outstanding	66,944,373

Net asset value per share outstanding	$10.09

Service Class
Net assets applicable to outstanding shares	$1,513,224,402

Shares of beneficial interest outstanding	151,402,905

Net asset value per share outstanding	$9.99

M-234	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$79,103,188
Dividends (a)	447,965

Total income	79,551,153

Expenses
Manager (See Note 3)	5,834,321
Distribution and service—Service Class (See Note 3)	1,761,132
Shareholder communication	171,291
Professional fees	94,415
Trustees	28,857
Custodian	14,671
Miscellaneous	33,775

Total expenses	7,938,462

Net investment income (loss)	71,612,691

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(121,710)
Net change in unrealized appreciation (depreciation) on investments	46,350,981

Net realized and unrealized gain (loss) on investments	46,229,271

Net increase (decrease) in net assets resulting from operations	$117,841,962

(a)	Dividends recorded net of foreign withholding taxes in the amount of $14,553.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-235

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$71,612,691	$132,917,883
Net realized gain (loss) on investments and foreign currency transactions	(121,710)	32,469,352
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	46,350,981	(53,276,856)

Net increase (decrease) in net assets resulting from operations	117,841,962	112,110,379

Dividends to shareholders:
From net investment income:
Initial Class	—	(41,276,486)
Service Class	—	(76,391,318)

Total dividends to shareholders	—	(117,667,804)

Capital share transactions:
Net proceeds from sale of shares	218,729,739	342,624,108
Net asset value of shares issued to shareholders in reinvestment of dividends	—	117,667,804
Cost of shares redeemed	(108,120,359)	(347,950,872)

Increase (decrease) in net assets derived from capital share transactions	110,609,380	112,341,040

Net increase (decrease) in net assets	228,451,342	106,783,615

Net Assets
Beginning of period	1,959,943,513	1,853,159,898

End of period	$2,188,394,855	$1,959,943,513

Undistributed net investment income at end of period	$204,381,909	$132,769,218

M-236	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

			Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.52		$9.59	$9.03	$6.79	$10.08	$10.55

Net investment income (loss) (a)	0.35		0.70	0.70	0.67	0.76	0.80
Net realized and unrealized gain (loss) on investments	0.22		(0.14)	0.43	2.22	(3.16)	(0.55)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.57		0.56	1.13	2.89	(2.40)	0.25

Less dividends:
From net investment income	—		(0.63)	(0.57)	(0.65)	(0.89)	(0.72)

Net asset value at end of period	$10.09		$9.52	$9.59	$9.03	$6.79	$10.08

Total investment return	5.99	%(b)(c)	6.26%	12.67%	42.82%	(24.11%)	2.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.03	%††	7.14%	7.40%	8.23%	8.20%	7.53%
Net expenses	0.59	%††	0.60%	0.61%	0.62%	0.59%	0.55%
Portfolio turnover rate	14%		39%	45%	43%	24%	45%
Net assets at end of period (in 000’s)	$675,170		$661,780	$729,071	$700,295	$506,827	$866,747

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

			Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.44		$9.53	$8.98	$6.76	$10.03	$10.51

Net investment income (loss) (a)	0.33		0.67	0.67	0.65	0.73	0.77
Net realized and unrealized gain (loss) on investments	0.22		(0.15)	0.44	2.21	(3.14)	(0.55)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.55		0.52	1.11	2.86	(2.41)	0.22

Less dividends:
From net investment income	—		(0.61)	(0.56)	(0.64)	(0.86)	(0.70)

Net asset value at end of period	$9.99		$9.44	$9.53	$8.98	$6.76	$10.03

Total investment return	5.83	%(b)(c)	5.99%	12.39%	42.47%	(24.30%)	2.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.78	%††	6.89%	7.16%	7.90%	7.99%	7.28%
Net expenses	0.84	%††	0.85%	0.86%	0.87%	0.84%	0.80%
Portfolio turnover rate	14%		39%	45%	43%	24%	45%
Net assets at end of period (in 000’s)	$1,513,224		$1,298,164	$1,124,089	$859,870	$430,738	$603,312

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-237

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	6.27%	–0.13%	–0.53%	5.24%	0.80%
Service Class Shares[3]	6.13	–0.38	–0.78	4.98	1.05

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[4]	8.68%	3.01%	–2.19%	5.28%
S&P 500® Index[4]	9.49	5.45	0.22	5.33
Average Lipper Variable Products Large-Cap Core Portfolio[5]	7.71	1.57	–1.10	4.56

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.23% for Initial Class shares and 4.97% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-238	MainStay VP ICAP Select Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,062.70	$4.05	$1,020.90	$3.97

Service Class Shares	$1,000.00	$1,061.30	$5.38	$1,019.60	$5.27

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-239

Industry Composition as of June 30, 2012 (Unaudited)

Pharmaceuticals	13.1%
Oil, Gas & Consumable Fuels	12.5
Media	9.6
Semiconductors & Semiconductor Equipment	6.2
Diversified Financial Services	5.5
Commercial Banks	5.4
Wireless Telecommunication Services	4.7
Aerospace & Defense	4.4
Software	4.4
Communications Equipment	3.9
Industrial Conglomerates	3.6
Chemicals	3.2

Household Products	3.2%
Auto Components	3.1
Consumer Finance	3.1
Health Care Equipment & Supplies	2.6
Metals & Mining	2.6
Health Care Providers & Services	2.3
Food Products	2.1
Machinery	1.5
Short-Term Investment	2.8
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page M-243 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	Pfizer, Inc.

2.	Time Warner, Inc.

3.	Vodafone Group PLC, Sponsored ADR

4.	Microsoft Corp.

5.	Honeywell International, Inc.
6.	Texas Instruments, Inc.

7.	ExxonMobil Corp.

8.	Cisco Systems, Inc.

9.	Viacom, Inc. Class B

10.	Johnson & Johnson

M-240	MainStay VP ICAP Select Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP ICAP Select Equity Portfolio returned 6.27% for Initial Class shares and 6.13% for Service Class shares. Both share classes underperformed the 7.71% return of the average Lipper1 Variable Products Large Cap Core Portfolio, the 8.68% return of the Russell 1000® Value Index1 and the 9.49% return of the S&P 500® Index1 for the six months ended June 30, 2012. The Russell 1000® Value Index is the Portfolio’s broad-based securities-market index. The Portfolio has selected the Russell 1000® Value Index as its primary benchmark as a replacement for the S&P 500® Index but has retained the S&P 500® Index as a secondary benchmark. The Portfolio selected the Russell 1000® Value Index because the Subadvisor believes that this Index is more reflective of the Portfolio’s current investment style.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected the Portfolio’s performance relative to the Russell 1000® Value Index. Positive stock selection in the energy and information technology sectors added to the Portfolio’s relative performance. Stock selection in the consumer discretionary and consumer staples sectors, on the other hand, detracted from relative performance. The Portfolio benefited by being absent from the utilities sector during the reporting period, but an overweight position in the information technology sector detracted from the Portfolio’s performance relative to the Russell 1000® Value Index.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the most substantial positive contri- butions to the Portfolio’s performance relative to the Russell 1000® Value Index were energy, utilities and materials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver for both energy and materials, and the Portfolio’s absence from the utilities sector strengthened relative performance.

The sectors that detracted the most from relative performance were consumer discretionary, consumer staples and telecommunication services. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were software company Microsoft, commercial and retail bank Wells Fargo and consumer finance company Capital One Financial. Microsoft’s stock benefited as margins improved because of tight cost controls; and new products for the tablet and smartphone segments improved the company’s growth prospects. Wells Fargo’s strong results were due to improved revenue and cost controls, along with continued success in integrating the acquisition of Wachovia. Wells Fargo increased its dividend 83% during the reporting period. Capital One Financial’s acquisitions of ING Direct and of HSBC’s credit card loan portfolio appear to be on track and should add to the company’s earning power when completed. Microsoft, Wells Fargo and Capital One Financial all remained in the Portfolio at the end of the reporting period.

Detractors from the Portfolio’s absolute performance included household products company Procter & Gamble, auto parts manufacturer Johnson Controls and communications equipment company Cisco Systems. Procter & Gamble underperformed when profit margins declined because of higher commodity costs and weaker sales. Johnson Controls lagged as operational issues at manufacturing facilities and lower-than-expected battery sales hurt results. Cisco Systems underperformed because of weakness in Europe and lower-than-anticipated enterprise sales. All three stocks remained in the Portfolio at the end of the reporting period. We believe that the companies are well positioned in their respective industries and have attractive valuation and performance catalysts.

Did the Portfolio make any significant purchases or sales during the reporting period?

During a period characterized by ongoing volatility and an uncertain environment, we continued to look for stocks with both attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a position in natural gas producer Encana. We believe that the company will benefit from new joint ventures and successful well results from exploration efforts. We also added pharmaceutical distributor McKesson. We believe that the coming wave of generic drugs may prove to be more profitable for the company and have a longer life than is currently expected.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-241

We sold the Portfolio’s positions in oil refiner Marathon Petroleum and global insurer MetLife. Both positions were sold when we found other stocks that we believed had greater potential upside and, in our opinion, were more attractive on a relative-valuation basis.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure relative to the Russell 1000® Value Index in the industrials and materials sectors. In both cases, the Portfolio moved from a slightly underweight to a slightly overweight position.

During the reporting period, the Portfolio decreased its weightings relative to the Russell 1000® Value Index in the financials and consumer staples sectors. In financials, the Portfolio was already underweight relative to the benchmark when the reporting period began. In consumer staples, the Portfolio moved from an overweight position relative to the benchmark to an underweight position.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio was most significantly overweight relative to the Russell 1000® Value Index in the information technology and health care sectors. As of the same date, the Portfolio was most significantly underweight relative to the benchmark in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-242	MainStay VP ICAP Select Equity Portfolio

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 97.0%†
Aerospace & Defense 4.4%
♦Honeywell International, Inc.	841,200	$46,972,608

Auto Components 3.1%
Johnson Controls, Inc.	1,216,700	33,714,757

Chemicals 3.2%
Monsanto Co.	417,300	34,544,094

Commercial Banks 5.4%
BB&T Corp.	929,200	28,665,820
Wells Fargo & Co.	880,800	29,453,952

		58,119,772

Communications Equipment 3.9%
♦Cisco Systems, Inc.	2,421,550	41,578,013

Consumer Finance 3.1%
Capital One Financial Corp.	614,300	33,577,638

Diversified Financial Services 5.5%
Citigroup, Inc.	1,127,300	30,899,293
JPMorgan Chase & Co.	781,850	27,935,500

		58,834,793

Food Products 2.1%
Archer-Daniels-Midland Co.	783,450	23,127,444

Health Care Equipment & Supplies 2.6%
Covidien PLC	526,100	28,146,350

Health Care Providers & Services 2.3%
McKesson Corp.	270,650	25,373,438

Household Products 3.2%
Procter & Gamble Co. (The)	573,100	35,102,375

Industrial Conglomerates 3.6%
General Electric Co.	1,852,450	38,605,058

Machinery 1.5%
Cummins, Inc.	169,100	16,387,481

Media 9.6%
♦Time Warner, Inc.	1,657,850	63,827,225
♦Viacom, Inc. Class B	839,700	39,482,694

		103,309,919

	Shares	Value
Metals & Mining 2.6%
Barrick Gold Corp.	737,850	$27,721,025

Oil, Gas & Consumable Fuels 12.5%
EnCana Corp.	726,250	15,127,788
♦ExxonMobil Corp.	516,600	44,205,462
Occidental Petroleum Corp.	445,234	38,187,720
Phillips 66 (a)	556,425	18,495,567
Southwestern Energy Co. (a)	571,700	18,254,381

		134,270,918

Pharmaceuticals 13.1%
♦Johnson & Johnson	581,750	39,303,030
Merck & Co., Inc.	731,790	30,552,232
♦Pfizer, Inc.	3,081,200	70,867,600

		140,722,862

Semiconductors & Semiconductor Equipment 6.2%
Applied Materials, Inc.	1,928,300	22,098,318
♦Texas Instruments, Inc.	1,546,133	44,358,556

		66,456,874

Software 4.4%
♦Microsoft Corp.	1,536,550	47,003,064

Wireless Telecommunication Services 4.7%
♦Vodafone Group PLC, Sponsored ADR (b)	1,794,400	50,566,192

Total Common Stocks (Cost $956,313,102)		1,044,134,675

	Principal Amount
Short-Term Investment 2.8%
Repurchase Agreement 2.8%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $30,372,752 (Collateralized by a Federal National Mortgage Association security with a rate of 0.74% and a maturity date of 6/4/15, with a Principal Amount of $30,955,000 and a Market Value of $30,983,602)	$30,372,727	30,372,727

Total Short-Term Investment (Cost $30,372,727)		30,372,727

Total Investments (Cost $986,685,829) (c)	99.8%	1,074,507,402
Other Assets, Less Liabilities	0.2	2,042,904
Net Assets	100.0%	$1,076,550,306

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-243

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of June 30, 2012, cost is $989,466,335 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$108,766,351
Gross unrealized depreciation	(23,725,284)

Net unrealized appreciation	$85,041,067

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,044,134,675	$—	$—	$1,044,134,675
Short-Term Investment
Repurchase Agreement	—	30,372,727	—	30,372,727

Total Investments in Securities	$1,044,134,675	$30,372,727	$—	$1,074,507,402

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-244	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $986,685,829)	$1,074,507,402
Receivables:
Investment securities sold	4,956,429
Dividends and interest	3,123,378
Fund shares sold	267,880
Other assets	9,975

Total assets	1,082,865,064

Liabilities
Payables:
Investment securities purchased	4,792,333
Manager (See Note 3)	652,399
Fund shares redeemed	554,315
Shareholder communication	164,433
NYLIFE Distributors (See Note 3)	92,078
Professional fees	51,580
Custodian	666
Accrued expenses	6,954

Total liabilities	6,314,758

Net assets	$1,076,550,306

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$83,703
Additional paid-in capital	1,165,254,317

1,165,338,020
Undistributed net investment income	31,706,315
Accumulated net realized gain (loss) on investments	(208,315,602)
Net unrealized appreciation (depreciation) on investments	87,821,573

Net assets	$1,076,550,306

Initial Class
Net assets applicable to outstanding shares	$614,608,481

Shares of beneficial interest outstanding	47,581,674

Net asset value per share outstanding	$12.92

Service Class
Net assets applicable to outstanding shares	$461,941,825

Shares of beneficial interest outstanding	36,121,722

Net asset value per share outstanding	$12.79

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-245

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$14,639,478
Interest	1,424

Total income	14,640,902

Expenses
Manager (See Note 3)	4,149,479
Distribution and service—Service Class (See Note 3)	587,489
Shareholder communication	93,398
Professional fees	52,105
Trustees	15,821
Custodian	4,914
Miscellaneous	20,162

Total expenses	4,923,368

Net investment income (loss)	9,717,534

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	19,086,839
Net change in unrealized appreciation (depreciation) on investments	37,639,816

Net realized and unrealized gain (loss) on investments	56,726,655

Net increase (decrease) in net assets resulting from operations	$66,444,189

(a)	Dividends recorded net of foreign withholding taxes in the amount of $178,261.

M-246	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,717,534	$21,988,834
Net realized gain (loss) on investments	19,086,839	84,738,080
Net change in unrealized appreciation (depreciation) on investments	37,639,816	(127,146,051)

Net increase (decrease) in net assets resulting from operations	66,444,189	(20,419,137)

Dividends to shareholders:
From net investment income:
Initial Class	—	(9,445,779)
Service Class	—	(5,799,194)

Total dividends to shareholders	—	(15,244,973)

Capital share transactions:
Net proceeds from sale of shares	36,556,377	84,889,261
Net asset value of shares issued to shareholders in reinvestment of dividends	—	15,244,973
Cost of shares redeemed	(86,842,561)	(216,597,859)

Increase (decrease) in net assets derived from capital share transactions	(50,286,184)	(116,463,625)

Net increase (decrease) in net assets	16,158,005	(152,127,735)

Net Assets
Beginning of period	1,060,392,301	1,212,520,036

End of period	$1,076,550,306	$1,060,392,301

Undistributed net investment income at end of period	$31,706,315	$21,988,781

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-247

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$12.15		$12.54	$10.70	$8.41	$14.22	$13.75

Net investment income (loss)	0.12	(a)	0.25 (a)	0.18	0.11	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.65		(0.46)	1.76	2.36	(5.38)	0.87

Total from investment operations	0.77		(0.21)	1.94	2.47	(5.33)	0.98

Less dividends and distributions:
From net investment income	—		(0.18)	(0.10)	(0.18)	(0.06)	(0.07)
From net realized gain on investments	—		—	—	—	(0.42)	(0.44)

Total dividends and distributions	—		(0.18)	(0.10)	(0.18)	(0.48)	(0.51)

Net asset value at end of period	$12.92		$12.15	$12.54	$10.70	$8.41	$14.22

Total investment return	6.34	%(b)(c)	(1.44%)	18.12%	29.41%	(37.59%)	6.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	%††	2.01%	1.46%	1.32%	1.98%	1.45%
Net expenses	0.79	%††	0.80%	0.81%	0.80%	0.78%	0.80%
Expenses (before waiver/reimbursement)	0.79	%††	0.80%	0.81%	0.82%	0.83%	0.85%
Portfolio turnover rate	38%		67%	57%	85%	152%	117%
Net assets at end of period (in 000’s)	$614,608		$608,551	$731,165	$686,907	$456,377	$250,237

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-248	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$12.05		$12.43	$10.62	$8.36	$14.14	$13.71

Net investment income (loss)	0.10	(a)	0.22 (a)	0.13	0.07	0.12	0.03
Net realized and unrealized gain (loss) on investments	0.64		(0.45)	1.76	2.35	(5.43)	0.90

Total from investment operations	0.74		(0.23)	1.89	2.42	(5.31)	0.93

Less dividends and distributions:
From net investment income	—		(0.15)	(0.08)	(0.16)	(0.05)	(0.06)
From net realized gain on investments	—		—	—	—	(0.42)	(0.44)

Total dividends and distributions	—		(0.15)	(0.08)	(0.16)	(0.47)	(0.50)

Net asset value at end of period	$12.79		$12.05	$12.43	$10.62	$8.36	$14.14

Total investment return	6.14	%(b)(c)	(1.69%)	17.82%	29.09%	(37.75%)	6.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64	%††	1.77%	1.21%	1.04%	1.71%	1.18%
Net expenses	1.05	%††	1.05%	1.06%	1.05%	1.03%	1.05%
Expenses (before waiver/reimbursement)	1.05	%††	1.05%	1.06%	1.07%	1.08%	1.10%
Portfolio turnover rate	38%		67%	57%	85%	152%	117%
Net assets at end of period (in 000’s)	$461,942		$451,841	$481,355	$400,773	$198,592	$158,831

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-249

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	7.44%	5.84%	3.18%	5.73%	0.65%
Service Class Shares[3]	7.30	5.58	2.93	5.46	0.90

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[4]	5.91%	–4.98%	–2.96%	5.18%
Russell 1000® Index[4]	9.38	4.37	0.39	5.72
Income Builder Composite Index[4]	4.35	1.63	2.38	5.82
Barclays U.S. Aggregate Bond Index[4]	2.37	7.47	6.79	5.63
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[5]	6.19	–0.32	0.75	5.27

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.70% for Initial Class shares and 5.44% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-250	MainStay VP Income Builder Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,074.40	$3.30	$1,021.70	$3.22

Service Class Shares	$1,000.00	$1,073.00	$4.59	$1,020.40	$4.47

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-251

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-256 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2012 (excluding short-term investment)

1.	United States Treasury Bonds, 3.75%–4.375%, due 11/15/39–8/15/41
2.	MGM Resorts International, 4.25%–7.50%, due 4/15/15–6/1/16
3.	BCE, Inc.
4.	USG Corp., 6.30%–9.75%, due 11/15/16–1/15/18
5.	Vodafone Group PLC
6.	Pearson PLC
7.	Linn Energy LLC / Linn Energy Finance Corp., 8.625%, due 4/15/20
8.	Anheuser-Busch InBev N.V.
9.	K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16
10.	Altria Group, Inc.

M-252	MainStay VP Income Builder Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Income Builder Portfolio returned 7.44% for Initial Class shares and 7.30% for Service Class shares. Both share classes outperformed the 6.19% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 5.91% return of the MSCI World Index,1 the 4.35% return of the Income Builder Composite Index1 and the 2.37% return of the Barclays U.S. Aggregate Bond Index1 for the six months ended June 30, 2012. Over the same period, both share classes underperformed the 9.38% return of the Russell 1000® Index.1 The MSCI World Index is the Portfolio’s broad-based securities-market index. The Russell 1000® Index is the Portfolio’s sec-ondary benchmark. The Income Builder Composite Index and the Barclays U.S. Aggregate Bond Index are additional benchmarks for the Portfolio.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

The equity portion of the Portfolio emphasized companies that provide shareholder yield through dividends, share buybacks and debt repayment. This positioning hindered relative results in the equity portion of the Portfolio in the early part of the reporting period as markets were pushed higher by expanding valuation multiples. The same positioning, however, helped the Portfolio’s equity performance as markets fell back on macroeconomic concerns. For the full reporting period, the Portfolio’s equity holdings in the consumer staples sector were the strongest contributors to relative performance. (Contributions take weightings and total returns into account.) On the other hand, stock selection among industrials and the Portfolio’s minimal equity exposure to financials detracted from relative performance.

The fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index, primarily because of an overweight position in spread2 product, specifically high-yield corporate bonds. We maintained an overweight position in high-yield securities and an underweight position in U.S. Treasury securities, which helped relative performance during the reporting period. U.S. Treasury yields were at historic lows and yields in the high-yield market were 650 basis points higher than those of comparable U.S. Treasury securities. (A basis point is one hundredth of a percentage point.) For this reason, we believed that high-yield securities offered compelling advantages relative to U.S. Treasury and agency securities.

During the reporting period, how was the fixed-income portion of the Portfolio’s performance materially affected by investments in derivatives.

The fixed-income portion of the Portfolio increased its exposure to equity futures to raise its overall equity sensitivity. This position in derivatives had a positive impact on the overall performance of the Portfolio during the reporting period. The Portfolio also held a small position in currency futures, which was used as a hedging tool that also added to performance.

In the equity portion of the Portfolio, which market segments were the strongest contributors to the Portfolio’s relative performance and which market segments detracted the most?

In the equity portion of the Portfolio, the strongest-contributing sectors to the Portfolio’s relative performance during the reporting period were consumer staples, materials and energy. The Portfolio benefited from stock selection among consumer staples companies. In the materials sector, stock selection and a lower-than-benchmark weighting boosted results. Relative results were helped in the energy sector primarily by having a lower-than-benchmark weighting, as the sector had negative returns.

The weakest-contributing sectors in the equity portion of the Portfolio were industrials, financials and telecommunication services. Stock selection hurt results among industrial companies. Having a lower-than-benchmark weighting in financials detracted from results, as the sector outperformed the broader benchmark. In the telecommunication services sector, having a larger-than-benchmark weighting held back returns, as did stock selection.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

In the equity portion of the Portfolio, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were beverage company Anheuser-Busch InBev, tobacco company Altria Group and media company Comcast. Anheuser-Busch InBev reported good results, confirming that the U.S. beer market (representing 50% of the company’s profits) is turning around in terms of volume growth. On the last business day of the second quarter, the company announced that it would acquire the remaining half of Mexican brewer

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	M-253

Grupo Modelo. Shares of Altria Group rose as investors were drawn to the company’s steady cash flows and history of dividend increases. Comcast reported a rise in profits and better-than-expected results at its subsidiary NBC Universal. The company substantially increased its dividend and announced an expanded stock repurchase program.

The stocks that made the weakest contributions to the absolute performance of the equity portion of the Portfolio were transportation company FirstGroup and telecommunications companies Mobistar and Vivendi. Bus and train operator FirstGroup said that its cash flow would be lower than expected because economic and regulatory challenges had hindered its ability to sell several businesses. Mobistar shares fell after the company announced weak results, missing earnings estimates because of increased competition and higher staffing costs. Vivendi cut its dividend and predicted that profit would not grow for the next two years, as French wireless carriers were forced to lower prices in response to new competition. The lower revenues came at a time when wireless providers were increasing spending to build faster networks and buy additional spectrum.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio added positions in stock exchange company NYSE Euronext, electric power utility and energy wholesaler PPL, and European broadcaster ProSiebenSat.1 Media.

We originally sold NYSE Euronext, parent company of the New York Stock Exchange, when Deutsche Bourse bid for the company. As that failed deal goes away, the original share- holder-yield story remains. The company has grown its cash flow from a diversified set of noncredit financial-related businesses, provided an attractive dividend yield and has occasionally repurchased shares.

PPL has energy and utility operations in the northeastern and western United States. As of the reporting period, the company provided a 5% cash yield and an operating-cash-flow growth rate in the mid to high single digits. This has been supported by growth in the company’s regulated rate base, which accounts for 70% of revenues.

ProSiebenSat.1 Media gets most of its revenues from Germany and Scandinavia. Annual revenues of more than 3 billion euros were supported by a diversified and growing asset base. Asset sales in 2011 strengthened ProSiebenSat.1’s balance sheet, and the company has a dividend yield of more than 6% that we believe is well covered.

During the reporting period, the equity portion of the Portfolio exited positions in gas utility Williams Partners and telecom- munications providers Telefónica and Mobistar. The Portfolio exited Williams Partners on concerns that its planned acquisition of a subsidiary of Caiman Energy could compromise cash flows. We sold the Portfolio’s position in Telefónica, as man- agement’s decision to pay less cash and issue new stock to meet the promised dividend level—along with operational issues in Europe and potential political challenges in Latin America—reduced our confidence that the Portfolio could capture shareholder yield. We also sold the Portfolio’s position in Mobistar because of intensifying competitive pressures and an uncertain regulatory environment.

How did the Portfolio’s equity sector weightings change during the reporting period?

During the reporting period, the only meaningful changes in sector weights in the equity portion of the Portfolio were a small increase in consumer staples and a small decrease in telecom- munication services. Sector weights in the equity portion of the Portfolio are the result of bottom-up stock decisions.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the equity portion of the Portfolio had much larger allocations than the MSCI World Index in the telecommunication services, utilities and consumer staples sectors. These sectors contain many companies with steadily growing cash flows and strong shareholder yield characteristics.

As of the same date, the most significant underweight positions relative to the benchmark were in financials and information technology. Within financials, we tend to avoid banks because we believe that they do not have transparent business models and we doubt that they will return to their former levels of profitability. Among information technology stocks, many tend to reinvest for growth rather than return cash to shareholders. Such companies are not suited for this strategy.

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. High-yield corporate bonds also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. To further insulate the Portfolio from a potential rise in interest rates, we maintained a short position in U.S. Treasury futures to keep the Portfolio’s duration shorter than that of the benchmark.

3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-254	MainStay VP Income Builder Portfolio

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, there were many macro factors to consider, and the fixed-income portion of the Portfolio experienced some periods of volatility. Nevertheless, we did not make any material changes to the positioning in this portion of the Portfolio. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy, coupled with improving economic data, to be positives for spread product such as high-yield corporate bonds. For this reason, we maintained a higher credit-risk profile than the Barclays U.S. Aggregate Bond Index.

During the reporting period, we saw several reasons to believe the market would continue to favor spread product. The low interest-rate environment sparked healthy demand for higher-yielding products. Improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads (or less compensation for assuming credit risk) alongside a favorable balance of supply and demand for corporate debt.

During the reporting period, which market segments were the strongest contributors to the relative performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

Our positioning in higher-beta4 securities such as high-yield corporate bonds and convertible securities was the driving force behind the strong performance of fixed-income portion of the Portfolio in relation to the Barclays U.S. Aggregate Bond Index. Within the high-yield corporate bond segment, financials and gaming securities were the best performers in the fixed-income portion of the Portfolio.

Unfortunately, not all of the high-yield securities in the fixed-income portion of the Portfolio were strong performers. Within the high-yield asset class, utilities and coal producers were among the weakest performers in the fixed-income portion of the Portfolio. Coal came under pressure when the winter months were unseasonably mild.

With an overweight position in high-yield corporate bonds, the fixed-income portion of the Portfolio held an underweight position in U.S. Treasury securities and agency mortgages. These underweight sector positions contributed positively to the relative performance of the fixed-income portion of the Portfolio as investors continued their search for higher-yielding assets and were willing to increase risk to achieve it. Although the fixed-income portion of the Portfolio was underweight investment-grade corporate bonds (largely because of a substantially overweight position in non-investment-grade bonds), our credit selection contributed positively to the relative performance of the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

There were no significant purchases or sales of individual securities during the reporting period. We did, however, slightly increase the Portfolio’s exposure to equity futures to increase the Portfolio’s beta.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

During the reporting period we did not materially change the sector positioning of the fixed-income portion of the Portfolio. We maintained over half of the Portfolio’s fixed-income assets in high-yield corporate bonds, as we believed that the low interest-rate environment would continue to stimulate healthy demand for these securities. We also believed that improving credit fundamentals would support spread narrowing for corporate debt.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Portfolio was high-yield corporate bonds. As of the same date, the fixed-income portion of the Portfolio also held overweight positions in bank debt and convertible securities.

As of June 30, 2012, the fixed-income portion of the Portfolio held underweight positions relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities, agency debentures and agency mortgage-backed securities. On the same date, the fixed-income portion of the Portfolio held a neutral position in relation to the Barclays U.S. Aggregate Bond Index in asset-backed securities. As of June 30, 2012, the Portfolio had a shorter duration than its fixed-income benchmark.

4.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-255

Portfolio of Investments††† June 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 45.2%† Asset-Backed Securities 2.4%
Airlines 0.5%
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	$1,416,978	$1,501,997

Home Equity 1.7%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.305%, due 10/25/36 (a)(b)	541,332	346,663
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	36,839	36,908
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.315%, due 5/25/37 (a)(b)	726,892	597,410
GSAA Home Equity Trust Series 2006-14, Class A1 0.295%, due 9/25/36 (a)(b)	2,892,154	1,172,768
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.345%, due 4/25/37 (a)(b)	425,609	303,438
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.345%, due 3/25/47 (a)(b)	562,383	382,005
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.295%, due 11/25/36 (a)(b)	367,663	130,952
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.355%, due 3/25/37 (a)(b)	1,899,912	1,044,748
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.355%, due 1/25/37 (a)(b)	794,193	386,912
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.355%, due 9/25/37 (a)(b)	653,463	482,171

		4,883,975

Student Loans 0.2%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.787%, due 5/25/29 (a)	628,469	573,370

Total Asset-Backed Securities (Cost $8,033,391)		6,959,342

	Principal Amount	Value

Convertible Bonds 6.2%
Aerospace & Defense 0.2%
L-3 Communications Corp. 3.00%, due 8/1/35	$534,000	$523,320

Apparel 0.1%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (c)	293,000	283,844

Auto Parts & Equipment 0.1%
ArvinMeritor, Inc. 4.00%, due 2/15/27	560,000	413,000

Biotechnology 0.1%
Gilead Sciences, Inc. 1.00%, due 5/1/14	256,000	319,360

Coal 0.2%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	280,000	238,350
Peabody Energy Corp. 4.75%, due 12/15/66	460,000	375,475

		613,825

Computers 0.5%
EMC Corp. 1.75%, due 12/1/13	422,000	688,915
Mentor Graphics Corp. 4.00%, due 4/1/31	301,000	322,446
NetApp, Inc. 1.75%, due 6/1/13	89,000	102,128
SanDisk Corp. 1.50%, due 8/15/17	242,000	250,167

		1,363,656

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	309,000	668,213

Electronics 0.2%
TTM Technologies, Inc. 3.25%, due 5/15/15	547,000	547,000

Health Care—Products 0.3%
Teleflex, Inc. 3.875%, due 8/1/17	697,000	816,361

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-256	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Internet 0.3%
Symantec Corp. Series B 1.00%, due 6/15/13	$456,000	$469,110
VeriSign, Inc. 3.25%, due 8/15/37	222,000	310,245

		779,355

Iron & Steel 0.6%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	877,000	1,018,416
ArcelorMittal 5.00%, due 5/15/14	393,000	404,790
Steel Dynamics, Inc. 5.125%, due 6/15/14	29,000	30,450
United States Steel Corp. 4.00%, due 5/15/14	172,000	175,010

		1,628,666

Lodging 0.1%
♦MGM Resorts International 4.25%, due 4/15/15	288,000	292,680

Machinery—Diversified 0.1%
Chart Industries, Inc. 2.00%, due 8/1/18	205,000	253,431

Mining 0.4%
Newmont Mining Corp. 1.25%, due 7/15/14	854,000	1,063,230

Miscellaneous—Manufacturing 0.3%
Danaher Corp. (zero coupon), due 1/22/21	683,000	1,037,306

Pharmaceuticals 0.8%
ALZA Corp. (zero coupon), due 7/28/20	1,113,000	1,082,392
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	170,000	347,650
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19 (c)	125,000	134,375
2.75%, due 5/15/15	216,000	293,760
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	401,000	420,048

		2,278,225

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	217,000	249,550

	Principal Amount	Value

Retail 0.3%
Costco Wholesale Corp. (zero coupon), due 8/19/17	$373,000	$806,613

Semiconductors 0.5%
Intel Corp. 3.25%, due 8/1/39 (c)	456,000	616,170
Microchip Technology, Inc. 2.125%, due 12/15/37	268,000	335,670
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	457,000	491,846
Xilinx, Inc. 2.625%, due 6/15/17	121,000	155,788

		1,599,474

Software 0.2%
SYNNEX Corp. 4.00%, due 5/15/18	452,000	563,305

Telecommunications 0.6%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	370,000	366,763
Ciena Corp. 4.00%, due 3/15/15 (c)	240,000	269,400
SBA Communications Corp. 1.875%, due 5/1/13	372,000	517,080
4.00%, due 10/1/14	286,000	553,052

		1,706,295

Total Convertible Bonds (Cost $17,039,971)		17,806,709

Corporate Bonds 25.5%
Aerospace & Defense 0.5%
BAE Systems Holdings, Inc. 5.20%, due 8/15/15 (c)	1,325,000	1,441,613

Agriculture 0.1%
Lorillard Tobacco Co. 8.125%, due 6/23/19	165,000	204,777

Airlines 1.9%
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	405,786	457,523
7.875%, due 1/2/20	1,057,472	1,062,760
Delta Air Lines, Inc. 12.25%, due 3/15/15 (c)	1,860,000	2,022,750
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	701,582	736,661

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-257

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Airlines (continued)
U.S. Airways, Inc. Class A Series 2012-1, Pass-Through Trust 5.90%, due 4/1/26	$1,080,000	$1,105,650

		5,385,344

Auto Manufacturers 0.2%
Ford Motor Co. 6.625%, due 10/1/28	500,000	562,319

Auto Parts & Equipment 0.2%
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	525,000	555,844

Banks 2.0%
AgriBank FCB 9.125%, due 7/15/19	200,000	258,555
Bank of America Corp.
6.50%, due 8/1/16	50,000	54,907
7.625%, due 6/1/19	680,000	799,599
8.00%, due 12/31/49 (a)	1,000,000	1,041,680
CIT Group, Inc.
5.00%, due 5/15/17	765,000	787,950
7.00%, due 5/2/16 (c)	319,000	319,797
7.00%, due 5/2/17 (c)	99,049	99,235
Citigroup, Inc. 8.50%, due 5/22/19	102,500	126,591
JPMorgan Chase & Co. 7.90%, due 12/31/49 (a)	1,300,000	1,425,177
Wells Fargo & Co. 7.98%, due 12/31/49 (a)	800,000	878,000

		5,791,491

Biotechnology 0.5%
Amgen, Inc. 5.85%, due 6/1/17	1,250,000	1,473,072

Building Materials 1.3%
Boise Cascade LLC 7.125%, due 10/15/14	860,000	863,225
♦USG Corp.
6.30%, due 11/15/16	2,265,000	2,168,737
9.75%, due 1/15/18	545,000	572,250

		3,604,212

Chemicals 0.6%
Dow Chemical Co. (The)
4.125%, due 11/15/21	710,000	761,548
8.55%, due 5/15/19	140,000	186,210
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	780,000	799,500

		1,747,258

	Principal Amount	Value

Coal 0.2%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	$525,000	$447,563
6.25%, due 6/1/21	50,000	42,250

		489,813

Commercial Services 0.8%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 9.625%, due 3/15/18	1,010,000	1,105,950
Hertz Corp. (The) 7.375%, due 1/15/21	300,000	321,000
Quebecor World, Inc. (Litigation Recovery Trust — Escrow Shares) 9.75%, due 1/15/21 (c)(d)(e)(f)	70,000	1,120
United Rentals North America, Inc.
8.375%, due 9/15/20	725,000	763,062
9.25%, due 12/15/19	75,000	83,250

		2,274,382

Diversified Financial Services 0.4%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	79,750
GE Capital Trust II 5.50%, due 9/15/67	€410,000	466,969
General Electric Capital Corp. 6.50%, due 9/15/67	£490,000	721,369

		1,268,088

Electric 0.7%
CMS Energy Corp.
5.05%, due 3/15/22	$335,000	347,475
6.25%, due 2/1/20	90,000	99,948
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	709,000	771,037
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	681,520	708,781

		1,927,241

Entertainment 0.3%
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (c)	945,000	822,150

Environmental Controls 0.2%

EnergySolutions, Inc. / EnergySolutions LLC 10.75%, due 8/15/18	600,000	501,000

Finance—Consumer Loans 0.9%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	1,100,000	1,032,625
SLM Corp. 6.25%, due 1/25/16	750,000	787,500

M-258	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Consumer Loans (continued)
Springleaf Finance Corp. 6.90%, due 12/15/17	$800,000	$638,496

		2,458,621

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (a)	700,000	723,100

Food 0.3%
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	435,000	423,038
Smithfield Foods, Inc. 7.75%, due 7/1/17	500,000	553,125

		976,163

Forest Products & Paper 0.2%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	600,000	663,000

Health Care—Products 0.1%
Bausch & Lomb, Inc. 9.875%, due 11/1/15	250,000	261,250

Health Care—Services 0.4%
CIGNA Corp. 4.375%, due 12/15/20	135,000	143,976
HCA, Inc. 8.00%, due 10/1/18	825,000	926,063

		1,070,039

Home Builders 1.5%
Beazer Homes USA, Inc. 6.875%, due 7/15/15	800,000	768,000
♦K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	2,670,000	2,543,175
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,096,933

		4,408,108

Household Products & Wares 0.2%
Mead Products LLC / ACCO Brands Corp. 6.75%, due 4/30/20 (c)	295,000	311,225
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 9.875%, due 8/15/19 (c)	205,000	212,688

		523,913

	Principal Amount	Value

Insurance 3.2%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	$1,725,000	$1,699,125
American International Group, Inc.
4.875%, due 3/15/67	€500,000	453,998
Series A2 5.75%, due 3/15/67	£350,000	409,470
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$730,000	753,725
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	1,725,000	1,668,467
Hartford Life, Inc. 7.65%, due 6/15/27	245,000	283,191
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	1,195,000	1,206,950
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	1,000,000	1,225,434
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	1,450,000	1,508,000

		9,208,360

Lodging 1.8%
Caesars Entertainment Operating Co., Inc. 10.00%, due 12/15/18	1,000,000	683,750
♦MGM Resorts International 7.50%, due 6/1/16	3,470,000	3,591,450
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	675,000	747,562

		5,022,762

Machinery—Construction & Mining 0.2%
Terex Corp. 8.00%, due 11/15/17	700,000	726,250

Media 1.4%
Cequel Communications Holdings I LLC / Cequel Capital Corp. 8.625%, due 11/15/17 (c)	1,475,000	1,589,313
Clear Channel Communications, Inc.
5.50%, due 12/15/16	50,000	24,875
6.875%, due 6/15/18	870,000	430,650
Comcast Corp. 5.70%, due 7/1/19	800,000	950,804
DISH DBS Corp. 7.125%, due 2/1/16	600,000	658,500
NBC Universal Media LLC 5.15%, due 4/30/20	55,000	63,144
Time Warner Cable, Inc. 8.25%, due 2/14/14	200,000	222,676
Time Warner, Inc. 7.70%, due 5/1/32	115,000	150,171

		4,090,133

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-259

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Mining 0.4%
Alcoa, Inc. 5.90%, due 2/1/27	$440,000	$435,321
Century Aluminum Co. 8.00%, due 5/15/14	606,000	599,940

		1,035,261

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	1,400,000	1,480,500

Office Equipment/Supplies 0.1%
Xerox Corp. 8.25%, due 5/15/14	270,000	301,058

Oil & Gas 2.3%
ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,384,806
♦Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	2,405,000	2,591,387
Nabors Industries, Inc. 5.00%, due 9/15/20	1,000,000	1,067,066
Pemex Project Funding Master Trust 6.625%, due 6/15/35	75,000	89,250
Plains Exploration & Production Co. 6.125%, due 6/15/19	750,000	753,750
Samson Investment Co. 9.75%, due 2/15/20 (c)	585,000	582,075

		6,468,334

Oil & Gas Services 0.2%
Basic Energy Services, Inc. 7.125%, due 4/15/16	500,000	493,750

Pipelines 0.4%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	1,000,000	1,033,111
ONEOK, Inc. 6.00%, due 6/15/35	130,000	141,867

		1,174,978

Real Estate 0.0%‡
ProLogis, L.P. 7.375%, due 10/30/19	75,000	90,866

Retail 0.0%‡
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(e)	56,167	61,285

Semiconductors 0.3%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	700,000	749,000

	Principal Amount	Value

Software 0.5%
First Data Corp.
7.375%, due 6/15/19 (c)	$1,115,000	$1,137,300
8.875%, due 8/15/20 (c)	285,000	308,513

		1,445,813

Telecommunications 0.5%
CommScope, Inc. 8.25%, due 1/15/19 (c)	875,000	925,312
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	575,000	625,313

		1,550,625

Total Corporate Bonds (Cost $68,113,792)		73,031,773

Foreign Bonds 0.4%
Banks 0.2%
EGG Banking PLC 7.50%, due 12/31/49 (a)	£430,000	644,514

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (a)	€525,000	631,168

Total Foreign Bonds (Cost $1,377,499)		1,275,682

Foreign Government Bonds 0.5%
Foreign Sovereign 0.5%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	1,575,000	1,278,812
Republic of Venezuela 6.00%, due 12/9/20	$217,000	145,933

Total Foreign Government Bonds (Cost $1,197,988)		1,424,745

Loan Assignments & Participations 1.6% (g)
Airlines 0.3%
U.S. Airways Group, Inc. Term Loan 2.745%, due 3/21/14	972,222	925,029

Automobile 0.3%
Allison Transmission, Inc. Term Loan B2 3.75%, due 8/7/17	958,701	943,841

Containers, Packaging & Glass 0.3%
Reynolds Group Holdings, Inc. Term Loan B 6.50%, due 2/9/18	683,775	686,719

M-260	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments & Participations (continued)
Media 0.3%
Clear Channel Communications, Inc. Delayed Draw Term Loan 2 3.895%, due 1/29/16	$1,119,652	$856,533

Telecommunications 0.4%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25%, due 4/2/18	1,188,000	1,180,575

Total Loan Assignments & Participations (Cost $4,758,814)		4,592,697

Mortgage-Backed Securities 1.0%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.634%, due 4/10/49 (a)(h)	290,000	331,983
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.475%, due 12/25/36 (a)(c)(d)	177,530	118,725
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class A4 5.405%, due 12/11/40 (a)	130,000	145,269
Series 2007-PW16, Class A4 5.906%, due 6/11/40 (a)(h)	290,000	331,585
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.276%, due 12/10/49 (a)(h)	150,000	175,009
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	134,185	117,314
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	480,000	556,894
Morgan Stanley Capital I Series 2007-IQ15, Class A4 6.076%, due 6/11/49 (a)(h)	200,000	226,580
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.66%, due 2/25/42 (a)(c)(d)(e)	440,979	352,783
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (c)	160,000	179,220
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.248%, due 11/25/36 (a)(h)	346,440	245,835

Total Mortgage-Backed Securities (Cost $2,536,504)		2,781,197

	Principal Amount	Value

U.S. Government & Federal Agencies 2.7%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.1%
6.00%, due 4/1/37	$276,413	$302,361

♦United States Treasury Bonds 1.8%
3.75%, due 8/15/41	3,100,000	3,738,408
4.375%, due 11/15/39	800,000	1,065,625
4.375%, due 5/15/40	155,000	206,561

		5,010,594

United States Treasury Notes 0.8%
1.25%, due 3/15/14	175,000	177,755
2.00%, due 4/30/16	2,005,000	2,114,649

		2,292,404

Total U.S. Government & Federal Agencies (Cost $7,007,097)		7,605,359

Yankee Bonds 4.9% (i)
Agriculture 0.2%
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	750,000	663,750

Banks 0.2%
HSBC Holdings PLC 5.10%, due 4/5/21	40,000	44,658
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (c)	200,000	206,546
Royal Bank of Scotland PLC (The) 4.875%, due 8/25/14 (c)	160,000	164,502
UBS A.G. 3.875%, due 1/15/15	150,000	155,006

		570,712

Building Materials 0.5%
Desarrolladora Homex S.A.B. de C.V. 9.50%, due 12/11/19 (c)	750,000	780,000
Urbi Urbanos S.A.B. de C.V. 9.50%, due 1/21/20 (c)	750,000	783,750

		1,563,750

Diversified Financial Services 0.0%‡
Irish Life & Permanent Group Holdings PLC 3.60%, due 1/14/13 (c)	100,000	96,910

Food 0.6%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	750,000	797,848
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (c)	750,000	780,000

		1,577,848

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-261

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Insurance 0.4%
Oil Insurance, Ltd. 3.443%, due 12/31/49 (a)(c)	$580,000	$503,602
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (a)(c)	600,000	552,734

		1,056,336

Investment Company 0.4%
CDP Financial, Inc. 4.40%, due 11/25/19 (c)	900,000	1,017,287

Mining 1.4%
FMG Resources August 2006 Pty, Ltd. 8.25%, due 11/1/19 (c)	900,000	954,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	650,000	888,729
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	820,000	764,650
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	1,200,000	1,340,469

		3,947,848

Miscellaneous—Manufacturing 0.5%
Bombardier, Inc. 7.75%, due 3/15/20 (c)	1,400,000	1,557,500

Oil & Gas 0.3%
Gazprom International S.A. 7.201%, due 2/1/20 (c)	116,357	126,970
OGX Austria GmbH 8.50%, due 6/1/18 (c)	650,000	578,500
TNK-BP Finance S.A. 7.50%, due 7/18/16 (c)	100,000	111,130

		816,600

Transportation 0.4%
CHC Helicopter S.A. 9.25%, due 10/15/20	770,000	752,675
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	300,000	273,000

		1,025,675

Total Yankee Bonds (Cost $13,890,345)		13,894,216

Total Long-Term Bonds (Cost $123,955,401)		129,371,720

	Shares

Common Stocks 47.2%
Aerospace & Defense 1.4%
BAE Systems PLC	290,250	1,311,905
Lockheed Martin Corp.	20,750	1,806,910

	Shares	Value

Aerospace & Defense (continued)
Meggitt PLC	164,200	$990,845

		4,109,660

Agriculture 4.3%
♦Altria Group, Inc.	72,450	2,503,147
British American Tobacco PLC	24,750	1,256,478
Imperial Tobacco Group PLC	60,400	2,322,320
Lorillard, Inc.	15,500	2,045,225
Philip Morris International, Inc.	24,100	2,102,966
Reynolds American, Inc.	44,950	2,016,907

		12,247,043

Auto Manufacturers 0.7%
Daimler A.G.	36,550	1,634,847
Ford Motor Co.	52,500	503,475

		2,138,322

Banks 0.5%
CIT Group, Inc. (f)	11,500	409,860
Citigroup, Inc.	16,500	452,265
Westpac Banking Corp.	33,100	715,839

		1,577,964

Beverages 2.3%
♦Anheuser-Busch InBev N.V.	33,100	2,567,736
Coca-Cola Co. (The)	11,000	860,090
Coca-Cola Enterprises, Inc.	26,850	752,874
Diageo PLC, Sponsored ADR (j)	16,150	1,664,580
PepsiCo., Inc.	9,950	703,067

		6,548,347

Building Materials 0.1%
U.S. Concrete, Inc. (d)(f)	35,009	173,120

Chemicals 1.5%
BASF S.E.	24,850	1,720,187
Bayer A.G.	11,100	797,591
E.I. du Pont de Nemours & Co.	36,350	1,838,219

		4,355,997

Commercial Services 0.6%
Automatic Data Processing, Inc.	15,150	843,249
R.R. Donnelley & Sons Co.	86,100	1,013,397

		1,856,646

Computers 0.3%
Diebold, Inc.	24,100	889,531

Distribution & Wholesale 0.3%
Genuine Parts Co.	14,550	876,637

Electric 4.4%
CMS Energy Corp.	48,150	1,131,525

M-262	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electric (continued)
CPFL Energia S.A.	49,600	$627,254
Duke Energy Corp.	36,100	832,466
Integrys Energy Group, Inc.	39,050	2,220,773
PPL Corp.	24,700	686,907
Progress Energy, Inc.	28,450	1,711,837
SCANA Corp.	18,600	889,824
Southern Co.	14,900	689,870
SSE PLC	66,650	1,451,981
TECO Energy, Inc.	66,300	1,197,378
Terna S.p.A.	359,750	1,294,769

		12,734,584

Electrical Components & Equipment 0.5%
Emerson Electric Co.	28,600	1,332,188

Electronics 0.5%
Honeywell International, Inc.	24,300	1,356,912

Engineering & Construction 0.5%
Vinci S.A.	34,050	1,585,075

Entertainment 0.5%
Regal Entertainment Group Class A	98,500	1,355,360

Environmental Controls 0.4%
Waste Management, Inc.	30,850	1,030,390

Finance—Other Services 0.3%
NYSE Euronext	37,350	955,413

Food 1.6%
H.J. Heinz Co.	13,650	742,287
Nestle S.A. Registered	37,900	2,258,068
Unilever PLC	22,150	743,759
WM Morrison Supermarkets PLC	173,550	723,274

		4,467,388

Food Services 0.4%
Compass Group PLC	100,050	1,048,279

Gas 1.4%
National Grid PLC	211,200	2,234,359
NiSource, Inc.	29,100	720,225
Vectren Corp.	34,150	1,008,108

		3,962,692

Household Products & Wares 1.2%
Kimberly-Clark Corp.	28,400	2,379,068
Reckitt Benckiser Group PLC	19,000	1,001,319

		3,380,387

	Shares	Value

Insurance 2.0%
Arthur J. Gallagher & Co.	43,200	$1,515,024
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	11,950	1,680,890
SCOR SE	66,850	1,616,679
Travelers Cos., Inc. (The)	12,300	785,232

		5,597,825

Media 2.3%
Comcast Corp. Class A	46,900	1,472,660
♦Pearson PLC	132,200	2,621,192
Shaw Communications, Inc.	70,200	1,326,636
Time Warner, Inc.	27,300	1,051,050

		6,471,538

Miscellaneous—Manufacturing 0.3%
Orkla ASA	131,450	951,516

Office & Business Equipment 0.3%
Pitney Bowes, Inc.	56,650	848,050

Oil & Gas 2.3%
ConocoPhillips	19,050	1,064,514
Diamond Offshore Drilling, Inc.	16,650	984,515
ExxonMobil Corp.	9,300	795,801
Royal Dutch Shell PLC, ADR (j)	28,810	1,942,658
Total S.A.	39,250	1,763,315

		6,550,803

Oil & Gas Services 0.1%
Core Laboratories N.V.	2,593	300,529

Pharmaceuticals 3.9%
Abbott Laboratories	14,700	947,709
AstraZeneca PLC, Sponsored ADR (j)	38,500	1,722,875
Bristol-Myers Squibb Co.	31,050	1,116,247
GlaxoSmithKline PLC	58,300	1,321,207
Johnson & Johnson	16,050	1,084,338
Merck & Co., Inc.	26,800	1,118,900
Novartis A.G.	23,800	1,326,471
Roche Holding A.G., Genusscheine	7,810	1,346,169
Sanofi	14,250	1,077,313

		11,061,229

Pipelines 1.4%
Enterprise Products Partners, L.P.	22,600	1,158,024
Kinder Morgan Energy Partners, L.P.	18,800	1,477,304
MarkWest Energy Partners, L.P.	14,200	700,202
Spectra Energy Corp.	26,050	757,013

		4,092,543

Retail 0.3%
McDonald’s Corp.	8,950	792,344

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-263

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Semiconductors 0.9%
Microchip Technology, Inc.	51,100	$1,690,388
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (f)(j)	67,800	946,488

		2,636,876

Software 0.9%
Microsoft Corp.	41,600	1,272,544
Oracle Corp.	45,150	1,340,955

		2,613,499

Telecommunications 7.3%
AT&T, Inc.	50,350	1,795,481
♦BCE, Inc.	66,500	2,742,039
CenturyLink, Inc.	54,950	2,169,976
China Mobile, Ltd., Sponsored ADR (j)	29,700	1,623,699
Deutsche Telekom A.G.	76,200	834,514
France Telecom S.A.	90,350	1,186,255
Philippine Long Distance Telephone Co., Sponsored ADR (j)	15,150	963,540
Rogers Communications, Inc. Class B	31,100	1,127,493
Swisscom A.G.	4,800	1,927,788
Verizon Communications, Inc.	54,050	2,401,982
Vivendi S.A.	74,968	1,387,977
♦Vodafone Group PLC	958,800	2,691,664

		20,852,408

Toys, Games & Hobbies 0.5%
Mattel, Inc.	45,550	1,477,642

Transportation 0.5%
FirstGroup PLC	385,950	1,355,795

Water 0.5%
United Utilities Group PLC	136,750	1,445,655

Total Common Stocks (Cost $117,509,842)		135,030,187

Convertible Preferred Stocks 1.2%
Auto Manufacturers 0.1%
General Motors Co. 4.75%	6,200	205,840

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.88%	5,300	228,960

Banks 0.5%
Bank of America Corp. 7.25% Series L	300	292,500

	Shares	Value

Banks (continued)
Citigroup, Inc. 7.50%	4,100	$350,796
Wells Fargo & Co. 7.50% Series L	700	787,500

		1,430,796

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,500	292,525

Insurance 0.2%
Hartford Financial Services Group, Inc. 7.25%	30,100	562,870

Investment Management/Advisory Services 0.2%
Affiliated Managers Group, Inc. 5.10%	12,100	591,085

Leisure Time 0.0%‡
Callaway Golf Co. 7.50%	600	58,496

Media 0.0%‡
Nielsen Holdings N.V. 6.25%	1,800	92,587

Total Convertible Preferred Stocks (Cost $3,784,864)		3,463,159

Preferred Stocks 0.6%
Insurance 0.3%
MetLife, Inc. 6.50%	36,950	953,310

Media 0.3%
ProSiebenSat.1 Media A.G. 6.57%	33,350	743,641

Total Preferred Stocks (Cost $1,715,239)		1,696,951

M-264	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value

Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (d)(e)(f)(k)	4	$0	(l)
Unsecured Debt Expires 12/18/16 (d)(e)(f)(k)	4	0	(l)

Total Warrants (Cost $13)		0	(l)

	Principal Amount
Short-Term Investment 3.5%
Repurchase Agreement 3.5%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $10,073,423 (Collateralized by United States Government Agency securities with rates between 0.74% and 0.875% and maturity dates between 12/27/13 and 6/4/15, with a Principal Amount of $10,260,000 and a Market Value of $10,279,968)	$10,073,415	10,073,415

Total Short-Term Investment (Cost $10,073,415)		10,073,415

Total Investments (Cost $257,038,774) (o)	97.7%	279,635,432
Other Assets, Less Liabilities	2.3	6,550,014
Net Assets	100.0%	$286,185,446

	Contracts Long	Unrealized Appreciation (Depreciation) (m)
Futures Contracts 0.7%
Standard & Poor’s 500 Index Mini September 2012 (n)	750	$1,781,250
Russell 2000 Index Mini September 2012 (n)	65	220,512

Total Futures Contracts Long (Settlement Value $56,035,100)		2,001,762

	Contracts Short	Unrealized Appreciation (Depreciation) (m)

Futures Contracts (continued)
United States Treasury Note September 2012 (5 year) (n)	(229)	$5,227

Total Futures Contracts Short (Settlement Value $28,388,844)		5,227

Total Futures Contracts (Settlement Value $27,646,256)		$2,006,989

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of June 30, 2012 is $4,883,975, which represents 1.7% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Illiquid security. The total market value of these securities as of June 30, 2012 is $645,748, which represents 0.2% of the Portfolio’s net assets.

(e)	Fair valued security. The total market value of these securities as of June 30, 2012 is $415,188, which represents 0.1% of the Portfolio’s net assets.

(f)	Non-income producing security.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of June 30, 2012. Floating Rate Loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(h)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2012.

(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	ADR—American Depositary Receipt.

(k)	Restricted security. (See Note 6)

(l)	Less than one dollar.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2012.

(n)	At June 30, 2012, cash in the amount of $3,163,850 is on deposit with a broker for futures transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-265

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

(o)	As of June 30, 2012, cost is $256,761,475 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$34,202,909
Gross unrealized depreciation	(11,328,952)

Net unrealized appreciation	$22,873,957

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. USD	7/12/12	JPMorgan Chase Bank	EUR	11,159,000	USD	14,132,695	USD	(9,985)
Pound Sterling vs. USD	7/12/12	JPMorgan Chase Bank	GBP	7,201,000		11,301,955		(24,352)

Foreign Currency Sales Contracts			Contract Amount Sold			Contract Amount Purchased
Euro vs. USD	7/12/12	JPMorgan Chase Bank	EUR	22,752,000		28,794,685		(221,541)
Pound Sterling vs. USD	7/12/12	JPMorgan Chase Bank	GBP	14,779,000		22,868,877		(276,755)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(532,633)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,959,342	$—		$6,959,342
Convertible Bonds	—	17,806,709	—		17,806,709
Corporate Bonds (b)	—	72,969,368	62,405		73,031,773
Foreign Bonds	—	1,275,682	—		1,275,682
Foreign Government Bonds	—	1,424,745	—		1,424,745
Loan Assignments & Participations	—	4,592,697	—		4,592,697
Mortgage-Backed Securities (c)	—	2,428,414	352,783		2,781,197
U.S. Government & Federal Agencies	—	7,605,359	—		7,605,359
Yankee Bonds	—	13,894,216	—		13,894,216

Total Long-Term Bonds	—	128,956,532	415,188		129,371,720

Common Stocks	135,030,187	—	—		135,030,187
Convertible Preferred Stocks	3,463,159	—	—		3,463,159
Preferred Stocks	1,696,951	—	—		1,696,951
Warrants (d)	—	—	0	(d)	0	(d)
Short-Term Investment
Repurchase Agreement	—	10,073,415	—		10,073,415

Total Investments in Securities	140,190,297	139,029,947	415,188		279,635,432

Other Financial Instruments
Futures Contracts Long (e)	2,001,762	—	—		2,001,762
Futures Contracts Short (e)	5,227	—	—		5,227

Total Other Financial Instruments	2,006,989	—	—		2,006,989

Total Investments in Securities and Other Financial Instruments	$142,197,286	$139,029,947	$415,188		$281,642,421

M-266	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(532,633)	$—	$(532,633)

Total Other Financial Instruments	$—	$(532,633)	$—	$(532,633)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,120 and $61,285 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $352,783 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 securities valued less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2011 and June 30, 2012 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2012		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,120		$—	$—	$—	$—	$—	$—	$—	$1,120		$—
Retail	59,940		(31)	(31)	2,800	—	(1,393)	—	—	61,285		2,826
Loan Assignments & Participations
Machinery	208		(333)	(50,069)	50,194	—	—	—	—	—		—
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	397,473		—	—	(36,547)	—	(8,143)	—	—	352,783		(37,483)
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$458,741		$(364)	$(50,100)	$16,447	$—	$(9,536)	$—	$—	$415,188		$(34,657)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-267

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $257,038,774)	$279,635,432
Cash collateral on deposit at broker	3,163,850
Cash denominated in foreign currencies (identified cost $193,706)	195,087
Cash	5,116
Receivables:
Dividends and interest	2,468,888
Variation margin on futures contracts	1,476,055
Fund shares sold	79,745
Other assets	3,355

Total assets	287,027,528

Liabilities
Payables:
Manager (See Note 3)	130,237
Fund shares redeemed	81,902
Shareholder communication	42,895
Professional fees	34,772
NYLIFE Distributors (See Note 3)	15,034
Custodian	4,609
Unrealized depreciation on foreign currency forward contracts	532,633

Total liabilities	842,082

Net assets	$286,185,446

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,817
Additional paid-in capital	261,023,599

261,042,416
Undistributed net investment income	19,312,264
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(18,235,465)
Net unrealized appreciation (depreciation) on investments and futures contracts	24,603,647
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(537,416)

Net assets	$286,185,446

Initial Class
Net assets applicable to outstanding shares	$210,541,957

Shares of beneficial interest outstanding	13,821,812

Net asset value per share outstanding	$15.23

Service Class
Net assets applicable to outstanding shares	$75,643,489

Shares of beneficial interest outstanding	4,994,712

Net asset value per share outstanding	$15.14

M-268	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,126,121
Dividends (a)	3,700,433

Total income	7,826,554

Expenses
Manager (See Note 3)	806,899
Distribution and service - Service Class (See Note 3)	89,823
Professional fees	41,997
Shareholder communication	24,190
Custodian	19,730
Trustees	4,069
Miscellaneous	13,669

Total expenses	1,000,377

Net investment income (loss)	6,826,177

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(19,405)
Futures transactions	1,783,314
Foreign currency transactions	1,041,214

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	2,805,123

Net change in unrealized appreciation (depreciation) on:
Investments	9,050,840
Futures contracts	2,140,176
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(675,348)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	10,515,668

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	13,320,791

Net increase (decrease) in net assets resulting from operations	$20,146,968

(a)	Dividends recorded net of foreign withholding taxes in the amount of $228,855.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-269

Statements of Changes in Net Assets for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,826,177	$12,349,722
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	2,805,123	12,859,445
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	10,515,668	(14,220,394)

Net increase (decrease) in net assets resulting from operations	20,146,968	10,988,773

Dividends to shareholders:
From net investment income:
Initial Class	—	(8,429,136)
Service Class	—	(2,466,832)

Total dividends to shareholders	—	(10,895,968)

Capital share transactions:
Net proceeds from sale of shares	10,727,215	28,259,133
Net asset value of shares issued to shareholders in reinvestment of dividends	—	10,895,968
Cost of shares redeemed	(20,674,896)	(44,258,614)

Increase (decrease) in net assets derived from capital share transactions	(9,947,681)	(5,103,513)

Net increase (decrease) in net assets	10,199,287	(5,010,708)

Net Assets
Beginning of period	275,986,159	280,996,867

End of period	$286,185,446	$275,986,159

Undistributed net investment income at end of period	$19,312,264	$12,486,087

M-270	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010		2009		2008		2007
Net asset value at beginning of period	$14.18		$14.22	$12.78		$10.71		$18.40		$18.78

Net investment income (loss)	0.36	(a)	0.64 (a)	0.64	(a)	0.37	(a)	0.47		0.47 (a)
Net realized and unrealized gain (loss) on investments	0.67		(0.13)	1.31		2.12		(5.40)		0.97
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		0.03	(0.08)		0.01		—		—

Total from investment operations	1.05		0.54	1.87		2.50		(4.93)		1.44

Less dividends and distributions:
From net investment income	—		(0.58)	(0.43)		(0.43)		(0.56)		(0.45)
From net realized gain on investments	—		—	—		—		(2.20)		(1.37)

Total dividends and distributions	—		(0.58)	(0.43)		(0.43)		(2.76)		(1.82)

Net asset value at end of period	$15.23		$14.18	$14.22		$12.78		$10.71		$18.40

Total investment return	7.40	%(b)(c)	4.12%	14.79%		23.51%		(26.92%)		7.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.88	%††	4.40%	4.85%		3.26%		2.55%		2.42%
Net expenses	0.64	%††	0.65%	0.65%		0.71%		0.65%		0.58%
Portfolio turnover rate	10%		31%	61	%(d)	161	%(d)	94	% (d)	76%
Net assets at end of period (in 000’s)	$210,542		$209,222	$222,426		$224,119		$217,037		$373,886

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, and 78% for the years ended December 31, 2010, 2009, and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-271

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010		2009		2008		2007
Net asset value at beginning of period	$14.12		$14.17	$12.74		$10.67		$18.33		$18.72

Net investment income (loss)	0.34	(a)	0.60 (a)	0.61	(a)	0.35	(a)	0.40		0.42 (a)
Net realized and unrealized gain (loss) on investments	0.66		(0.13)	1.30		2.10		(5.35)		0.97
Net realized and unrealized gain (loss) on foreign currency transactions	0.02		0.03	(0.08)		0.01		—		—

Total from investment operations	1.02		0.50	1.83		2.46		(4.95)		1.39

Less dividends and distributions:
From net investment income	—		(0.55)	(0.40)		(0.39)		(0.51)		(0.41)
From net realized gain on investments	—		—	—		—		(2.20)		(1.37)

Total dividends and distributions	—		(0.55)	(0.40)		(0.39)		(2.71)		(1.78)

Net asset value at end of period	$15.14		$14.12	$14.17		$12.74		$10.67		$18.33

Total investment return	7.22	%(b)(c)	3.86%	14.51%		23.21%		(27.10%)		7.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.66	%††	4.15%	4.59%		3.03%		2.30%		2.17%
Net expenses	0.89	%††	0.90%	0.90%		0.96%		0.90%		0.83%
Portfolio turnover rate	10%		31%	61	%(d)	161	%(d)	94	% (d)	76%
Net assets at end of period (in 000’s)	$75,643		$66,764	$58,571		$46,691		$38,955		$58,724

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 60%, 141%, and 78% for the years ended December 31, 2010, 2009, and 2008, respectively.

M-272	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	7.37%	–8.95%	–3.78%	5.51%	0.95%
Service Class Shares[3]	7.23	–9.18	–4.02	5.25	1.20

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[4]	2.96%	–13.83%	–6.10%	5.14%
Average Lipper Variable Products International Core Portfolio[5]	3.83	–13.71	–5.30	4.97

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.50% for Initial Class shares and 5.25% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products International Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. core portfolios that typically have an average price-to-cash flow ratio, price to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-273

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,073.70	$4.90	$1,020.10	$4.77

Service Class Shares	$1,000.00	$1,072.30	$6.18	$1,018.90	$6.02

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.95% for Initial Class and 1.20% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-274	MainStay VP International Equity Portfolio

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-277 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	Svenska Handelsbanken AB Class A

2.	Grifols S.A.

3.	Teva Pharmaceutical Industries, Ltd., Sponsored ADR

4.	SABMiller PLC

5.	Daito Trust Construction Co., Ltd.
6.	Intertek Group PLC

7.	Essilor International S.A.

8.	Aggreko PLC

9.	Adidas A.G.

10.	Fresenius Medical Care A.G. & Co. KGaA

mainstayinvestments.com	M-275

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Ramos, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP International Equity Portfolio returned 7.37% for Initial Class shares and 7.23% for Service Class shares. Both share classes outperformed the 3.83% return of the average Lipper1 Variable Products International Core Portfolio and the 2.96% return of the MSCI EAFE® Index1 for the six months ended June 30, 2012. The MSCI EAFE® Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed its benchmark primarily because of favorable stock selection. Sector allocation was also beneficial, and country allocation provided a modest benefit as well.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Relative to the MSCI EAFE® Index, the strongest contributing sectors to the Portfolio’s performance were health care, industrials and materials. (Contributions take weightings and total returns into account.) Health care benefited from favorable stock selection and an overweight sector position, while the strong contributions from industrials and materials were primarily driven by favorable stock selection.

The consumer discretionary sector was the most significant detractor from the Portfolio’s relative performance, primarily because of unfavorable stock selection.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest contributing stocks to the Portfolio’s absolute performance were Spanish blood plasma company Grifols,

Scandinavian banking group Svenka Handelsbanken and U.K.-based testing and certification provider Intertek Group. Grifols and Intertek benefited from stronger-than-expected earnings results, while Svenska Handelbanken was viewed as a safe haven among financial stocks because of its strong capital position and limited exposure to peripheral European economies.

During the reporting period, the biggest detractors from the Portfolio’s absolute performance were Chinese pork processor China Yurun, Brazilian apparel retailer Hering and specialty pharmaceutical company Shire PLC. China Yurun was hurt by ongoing margin pressure that resulted from food safety concerns, while Hering was negatively affected by weakening consumer confidence in its home market.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the first half of 2012, the Portfolio initiated new positions in German industrial gas provider Linde, Japanese e-commerce player Kakaku.com and Japanese medical equipment manufacturer Sysmex.

During the reporting period, the Portfolio exited its positions in U.K.-listed asset manager Man Group, Japanese cigarette manufacturer Japan Tobacco and Swiss health care company Roche Holding A.G.

How did the Portfolio’s sector weightings change during the reporting period?

During the first half of 2012, the Portfolio increased its weightings in the materials and information technology sectors and decreased its weightings in the financials and energy sectors.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio maintained overweight positions in the health care and information technology sectors. As of the same date, the Portfolio held underweight positions in the telecommunication services, financials and energy sectors.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-276	MainStay VP International Equity Portfolio

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value
Common Stocks 97.1%†
Australia 3.0%
Computershare, Ltd. (IT Services)	1,698,676	$12,882,982

Bermuda 2.2%
Genpact, Ltd. (IT Services) (a)	580,476	9,653,316

Brazil 1.3%
Cia. Hering (Specialty Retail)	286,400	5,432,830

Canada 2.9%
IGM Financial, Inc. (Capital Markets)	198,800	7,818,438
Tim Hortons, Inc. (Hotels, Restaurants & Leisure)	87,500	4,612,637

		12,431,075

China 2.5%
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,519,800	5,289,361
China Yurun Food Group, Ltd. (Food Products)	6,345,000	5,536,985

		10,826,346

Czech Republic 1.5%
Komercni Banka A.S. (Commercial Banks)	38,576	6,695,246

Denmark 5.1%
Coloplast A/S Class B (Health Care Equipment & Supplies)	63,236	11,345,001
FLSmidth & Co. A/S (Construction & Engineering)	194,241	10,580,115

		21,925,116

France 4.6%
♦Essilor International S.A. (Health Care Equipment & Supplies)	168,991	15,675,790
Ipsen S.A. (Pharmaceuticals)	176,132	4,357,595

		20,033,385

Germany 12.8%
♦Adidas A.G. (Textiles, Apparel & Luxury Goods)	211,437	15,107,192
Brenntag A.G. (Trading Companies & Distributors)	6,570	724,843
Deutsche Boerse A.G. (Diversified Financial Services)	68,165	3,668,755
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	212,895	15,041,632
Linde A.G. (Chemicals)	77,268	11,993,035
United Internet A.G. (Internet Software & Services)	250,906	4,302,414
Wirecard A.G. (IT Services)	250,900	4,854,785

		55,692,656

	Shares	Value
Hong Kong 3.2%
Li & Fung, Ltd. (Distributors)	7,370,100	$14,060,091

Ireland 1.0%
ICON PLC, Sponsored ADR (Life Sciences Tools & Services) (a)(b)	194,521	4,382,558

Israel 6.3%
Check Point Software Technologies, Ltd. (Software) (a)	205,952	10,213,160
♦Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals) (b)	436,651	17,221,515

		27,434,675

Japan 7.9%
♦Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	168,300	15,896,228
Kakaku.com, Inc. (Internet Software & Services)	257,100	8,687,397
Sysmex Corp. (Health Care Equipment & Supplies)	240,500	9,447,301

		34,030,926

South Africa 1.2%
Clicks Group, Ltd. (Food & Staples Retailing)	768,311	5,051,617

Spain 4.2%
♦Grifols S.A. (Biotechnology) (a)	721,785	18,259,233

Sweden 7.7%
Modern Times Group AB Class B (Media)	282,219	13,022,762
♦Svenska Handelsbanken AB Class A (Commercial Banks)	626,082	20,518,079

		33,540,841

Switzerland 1.0%
Nestle S.A. Registered (Food Products)	74,929	4,464,242

Thailand 2.3%
Kasikornbank PCL (Commercial Banks)	1,887,000	9,803,369

United Kingdom 23.6%
♦Aggreko PLC (Commercial Services & Supplies)	480,938	15,606,751
Experian PLC (Professional Services)	676,214	9,536,775
♦Intertek Group PLC (Professional Services)	378,424	15,836,120
Johnson Matthey PLC (Chemicals)	333,747	11,541,177
Petrofac, Ltd. (Energy Equipment & Services)	393,382	8,551,408
♦SABMiller PLC (Beverages)	411,574	16,469,200
Shire PLC (Pharmaceuticals)	302,444	8,677,689
Standard Chartered PLC (Commercial Banks)	484,900	10,514,262

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-277

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Telecity Group PLC (Internet Software & Services) (a)	424,230	$5,335,198

		102,068,580

United States 2.8%
ResMed, Inc. (Health Care Equipment & Supplies) (a)	386,438	12,056,866

Total Common Stocks (Cost $405,218,170)		420,725,950

	Principal Amount	Value
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
United States 0.7%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $3,057,055 (Collateralized by a United State Treasury Note with a rate of 0.25% and a maturity date of 2/15/15, with a Principal Amount of $3,130,000 and a Market Value of $3,120,676) (Capital Markets)	$3,057,052	$3,057,052

Total Short-Term Investment (Cost $3,057,052)		3,057,052

Total Investments (Cost $408,275,222) (c)	97.8%	423,783,002
Other Assets, Less Liabilities	2.2	9,577,333
Net Assets	100.0%	$433,360,335

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of June 30, 2012, cost is $413,099,173 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$35,725,715
Gross unrealized depreciation	(25,041,886)

Net unrealized appreciation	$10,683,829

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$420,725,950	$—	$—	$420,725,950
Short-Term Investment
Repurchase Agreement	—	3,057,052	—	3,057,052

Total Investments in Securities	$420,725,950	$3,057,052	$—	$423,783,002

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2011 and June 30, 2012 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-278	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification

	Value	Percent †
Beverages	$16,469,200	3.8%
Biotechnology	18,259,233	4.2
Capital Markets	10,875,490	2.5
Chemicals	23,534,212	5.4
Commercial Banks	47,530,956	11.0
Commercial Services & Supplies	15,606,751	3.6
Construction & Engineering	10,580,115	2.4
Distributors	14,060,091	3.2
Diversified Financial Services	3,668,755	0.8
Energy Equipment & Services	8,551,408	2.0
Food & Staples Retailing	5,051,617	1.2
Food Products	10,001,227	2.3
Health Care Equipment & Supplies	48,524,958	11.2
Health Care Providers & Services	15,041,632	3.5
Hotels, Restaurants & Leisure	4,612,637	1.1
Internet Software & Services	18,325,009	4.2
IT Services	27,391,083	6.3
Life Sciences Tools & Services	4,382,558	1.0
Media	13,022,762	3.0
Oil, Gas & Consumable Fuels	5,289,361	1.2
Pharmaceuticals	30,256,799	7.0
Professional Services	25,372,895	5.9
Real Estate Management & Development	15,896,228	3.7
Software	10,213,160	2.4
Specialty Retail	5,432,830	1.2
Textiles, Apparel & Luxury Goods	15,107,192	3.5
Trading Companies & Distributors	724,843	0.2

	423,783,002	97.8
Other Assets, Less Liabilities	9,577,333	2.2

Net Assets	$433,360,335	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-279

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $408,275,222)	$423,783,002
Cash denominated in foreign currencies (identified cost $10,285,184)	10,309,301
Receivables:
Dividends and interest	1,005,830
Fund shares sold	52,489
Investment securities sold	2,033
Other assets	4,985

Total assets	435,157,640

Liabilities
Payables:
Investment securities purchased	726,624
Foreign capital gains tax (See Note 2(B))	342,910
Manager (See Note 3)	308,898
Fund shares redeemed	256,990
Shareholder communication	65,300
NYLIFE Distributors (See Note 3)	52,502
Professional fees	35,043
Custodian	9,038

Total liabilities	1,797,305

Net assets	$433,360,335

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,255
Additional paid-in capital	544,717,917

544,757,172
Undistributed net investment income	10,588,906
Accumulated net realized gain (loss) on investments and foreign currency transactions	(137,180,353)
Net unrealized appreciation (depreciation) on investments (a)	15,164,870
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	29,740

Net assets	$433,360,335

Initial Class
Net assets applicable to outstanding shares	$171,173,290

Shares of beneficial interest outstanding	15,419,316

Net asset value per share outstanding	$11.10

Service Class
Net assets applicable to outstanding shares	$262,187,045

Shares of beneficial interest outstanding	23,835,759

Net asset value per share outstanding	$11.00

(a)	Net of foreign capital gains tax of $342,910.

M-280	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,580,669
Interest	210

Total income	5,580,879

Expenses
Manager (See Note 3)	1,985,376
Distribution and service—Service Class (See Note 3)	340,048
Custodian	40,619
Professional fees	38,850
Shareholder communication	38,370
Trustees	6,366
Miscellaneous	13,492

Total expenses	2,463,121

Net investment income (loss)	3,117,758

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(2,778,687)
Foreign currency transactions	367,620

Net realized gain (loss) on investments and foreign currency transactions	(2,411,067)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	30,332,923
Translation of other assets and liabilities in foreign currencies	(50,623)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	30,282,300

Net realized and unrealized gain (loss) on investments and foreign currency transactions	27,871,233

Net increase (decrease) in net assets resulting from operations	$30,988,991

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,021,084.
(b)	Net of foreign capital gains tax of $342,910.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-281

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,117,758	$11,036,762
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(2,411,067)	(47,398,575)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	30,282,300	(41,842,135)

Net increase (decrease) in net assets resulting from operations	30,988,991	(78,203,948)

Dividends to shareholders:
From net investment income:
Initial Class	—	(6,058,841)
Service Class	—	(8,908,718)

Total dividends to shareholders	—	(14,967,559)

Capital share transactions:
Net proceeds from sale of shares	38,795,213	63,014,971
Net asset value of shares issued to shareholders in reinvestment of dividends	—	14,967,559
Cost of shares redeemed	(40,100,519)	(144,661,687)

Increase (decrease) in net assets derived from capital share transactions	(1,305,306)	(66,679,157)

Net increase (decrease) in net assets	29,683,685	(159,850,664)

Net Assets
Beginning of period	403,676,650	563,527,314

End of period	$433,360,335	$403,676,650

Undistributed net investment income at end of period	$10,588,906	$7,471,148

M-282	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$10.34		$12.82	$12.63		$11.30	$18.29	$18.68

Net investment income (loss)	0.09	(a)	0.29 (a)	0.29	(b)	0.32 (a)	0.59 (a)	0.39 (a)
Net realized and unrealized gain (loss) on investments	0.66		(2.35)	0.30		1.74	(5.71)	0.62
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.02)	0.01		0.13	0.31	(0.04)

Total from investment operations	0.76		(2.08)	0.60		2.19	(4.81)	0.97

Less dividends and distributions:
From net investment income	—		(0.40)	(0.41)		(0.86)	(0.24)	(0.13)
From net realized gain on investments	—		—	—		—	(1.94)	(1.23)

Total dividends and distributions	—		(0.40)	(0.41)		(0.86)	(2.18)	(1.36)

Net asset value at end of period	$11.10		$10.34	$12.82		$12.63	$11.30	$18.29

Total investment return	7.35	%(c)(d)	(16.04%)	4.90%		19.36%	(25.67%)	4.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56	%††	2.40%	2.34	%(b)	2.75%	3.87%	1.99%
Net expenses	0.95	%††	0.95%	0.98%		0.99%	0.96%	0.89%
Portfolio turnover rate	23%		101%	42%		83%	89%	54%
Net assets at end of period (in 000’s)	$171,173		$147,740	$265,519		$256,710	$244,533	$358,292

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-283

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010		2009	2008	2007
Net asset value at beginning of period	$10.26		$12.72	$12.54		$11.22	$18.17	$18.59

Net investment income (loss)	0.07	(a)	0.26 (a)	0.23	(b)	0.28 (a)	0.54 (a)	0.32 (a)
Net realized and unrealized gain (loss) on investments	0.66		(2.33)	0.32		1.73	(5.67)	0.63
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		(0.02)	0.01		0.13	0.31	(0.03)

Total from investment operations	0.74		(2.09)	0.56		2.14	(4.82)	0.92

Less dividends and distributions:
From net investment income	—		(0.37)	(0.38)		(0.82)	(0.19)	(0.11)
From net realized gain on investments	—		—	—		—	(1.94)	(1.23)

Total dividends and distributions	—		(0.37)	(0.38)		(0.82)	(2.13)	(1.34)

Net asset value at end of period	$11.00		$10.26	$12.72		$12.54	$11.22	$18.17

Total investment return	7.21	%(c)(d)	(16.25%)	4.63%		19.06%	(25.86%)	4.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29	%††	2.17%	2.10	%(b)	2.47%	3.60%	1.68%
Net expenses	1.20	%††	1.20%	1.23%		1.24%	1.21%	1.14%
Portfolio turnover rate	23%		101%	42%		83%	89%	54%
Net assets at end of period (in 000’s)	$262,187		$255,937	$298,008		$262,263	$222,210	$303,642

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-284	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Janus Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–0.74%	0.58%
Service Class Shares	–0.83	0.83

Benchmark Performance	Since Inception (2/17/12)
S&P 500® Index[3]	0.86%
Barclays U.S. Aggregate Bond Index[3]	1.88
Barclays U.S. Government/Credit Index[3]	2.19
Janus Balanced Composite Index[3]	1.42
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	–0.70

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-285

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 17, 2012, to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 17, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 2/17/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[2]

Initial Class Shares[3]	$1,000.00	$992.60	$2.12	$1,016.20	$2.14

Service Class Shares[3]	$1,000.00	$991.70	$3.03	$1,015.30	$3.06

1.	The inception date of the Portfolio.
2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 134 (to reflect the since-inception period which took place after the close of business on February 17, 2012). The table above represents the actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2012. Had these shares been offered for the full six-month period ended June 30, 2012, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.92 for Initial Class and $4.17 for Service Class and the ending account value would have been $1,022.00 for Initial Class and $1,020.70 for Service Class.

M-286	MainStay VP Janus Balanced Portfolio

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-291 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of June 30, 2012 (excluding short-term investment)

1.	United States Treasury Notes, 0.25%–3.125%, due 3/31/14–5/15/22

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%–6.00%, due 2/1/23–4/1/41

3.	Apple, Inc.

4.	Philip Morris International, Inc.

5.	E.I. du Pont de Nemours & Co.

6.	CIT Group, Inc.

7.	Chevron Corp.

8.	CBS Corp. Class B

9.	Boeing Co. (The)

10.	Time Warner Cable, Inc.

mainstayinvestments.com	M-287

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers E. Marc Pinto, CFA, and R. Gibson Smith of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Portfolio perform relative to its peers and its benchmark from February 17 through June 30, 2012?

The inception date for MainStay VP Janus Balanced Portfolio was February 17, 2012. From February 17 through June 30, 2012, MainStay VP Janus Balanced Portfolio returned –0.74% for Initial Class shares and –0.83% for Service Class shares. Over the same period, both share classes underperformed the –0.70% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Moderate Portfolio and the 0.86% return of the S&P 500® Index.1 The S&P 500® Index is the Portfolio’s broad-based securities-market index. From February 17 through June 30, 2012, both share classes underperformed the 1.88% return of Barclays U.S. Aggregate Bond Index,1 which is the secondary benchmark of Portfolio. Over the same period, both share classes underperformed the 2.19% return of the Barclays U.S. Government/Credit Index1 and the 1.42% return of the Janus Balanced Composite Index.1 The Barclays U.S. Government/Credit Index and the Janus Balanced Composite Index are additional benchmarks for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The equity portion of the Portfolio underperformed the S&P 500® Index during the reporting period. In this portion of the Portfolio, holdings in the financials, consumer discretionary and health care sectors were the primary detractors from relative performance. Equity holdings in information technology and industrials, on the other hand, were among the top contributors. (Contributions take weightings and total returns into account.)

The fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index from February 17 through June 30, 2012. Security selection and asset allocation to corporate credit were the top contributors to this outperformance, followed by our weighting and security selection in mortgage-backed securities. Even though the fixed-income portion of the Portfolio does not use cash as an active strategy, a small cash position provided a modest drag on performance.

Which sectors in the equity portion of Portfolio were the strongest contributors Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

In the equity portion of the Portfolio, the sectors that made the strongest contributions to performance relative to the S&P 500® Index were information technology, industrials and consumer staples. The equity sectors that detracted the most from relative performance were financials, consumer discretionary and health care.

During the reporting period, which individual stocks made the strongest contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

In the equity portion of the Portfolio, computers & peripherals company Apple was the top contributor during the reporting period. Despite the stock’s strong performance, we believe that Apple remains attractively valued. We also believe that strong product momentum may lie ahead as the company rolls out next-generation versions of its popular iPhones and iPad tablets, among other products. In our opinion, the company’s decision to pay dividends and repurchase shares represents a modest first effort to return cash to shareholders. We believe that such strategies could eventually become more significant.

During the reporting period, online marketplace operator eBay was the second-strongest absolute contributor to the equity portion of the Portfolio. The company has benefited from its online payment service, PayPal, which generated strong revenue growth. In our opinion, however, investors were not giving much credit to eBay’s growing marketplace business during the reporting period. We believe that eBay’s management has remained innovative in both segments.

Mass media company CBS was another top contributor. CBS continues to benefit from ongoing improvements in advertising and from its ownership of the top-rated network. We like the company’s role as a content provider, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by retransmitting its network to cable and satellite providers.

During the reporting period, the most significant detractor from the Portfolio’s absolute performance was integrated energy company Hess. The company felt pressure from relatively weaker crude oil prices, which were driven by investor concerns about global growth. Hess, which is particularly leveraged to oil, saw poor results from its refining and marketing businesses and had a large capital-expenditure budget for 2012. We believe that the company will increase its production faster than most of its peers because it owns valuable assets in North Dakota, West Africa and Australia.

Independent energy company Canadian Natural Resources was another major detractor from the Portfolio’s absolute performance during the reporting period. The company suffered from a fire, which resulted in an outage at an oil sands facility in January, and regaining lost capacity took longer than investors anticipated.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-288	MainStay VP Janus Balanced Portfolio

Network storage solutions designer NetApp also detracted from absolute perfromance. The shares sold off significantly after the company forecast lower-than-expected revenue and warned of continued uncertainty in Europe.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

Two of the Portfolio’s equity purchases were significant in reflecting our overall investment approach: software company Intuit and communications company Motorola Solutions.

Intuit provides business and financial management software. In our view, the company is well positioned to increase revenues and expand margins as well as to continue share repurchases. We believe that these factors, taken together, could lead to a period of sustained earnings growth. We also like that company services have accounted for an increasing percentage of total sales, which tends to make Intuit’s business model more predictable. The company collects significant data from small- to medium-sized businesses and from individuals. This data can be increasingly leveraged to drive new product introductions and cross-sell opportunities.

Motorola Solutions, formerly known as Motorola Inc., provides mission-critical and business-critical communication solutions such as two-way radios to government and business clients. Despite governmental budget pressures, we believe that first-response communications equipment is well-positioned to withstand funding, technology-migration and political challenges. We also believe that the company’s operating leverage should allow it to expand margins significantly. Finally, we believe that Motorola Solutions’ historically steady free-cash-flow generation should enable the company to continue buying back shares and increasing dividends.

During the reporting period, we exited the Portfolio’s equity position in diversified financial company Morgan Stanley. While our thesis for holding the stock remained intact (the company continued its transformation from an investment bank to a wealth-management company), we viewed the pressures on the company’s core capital-markets business from macro and regulatory sources as too great for us to maintain the position.

We also sold our equity position in pharmaceutical company Pfizer when we felt that expectations had exceeded reality on a number of fronts, particularly the company’s rheumatoid arthritis drug, tofacitinib. We think that the drug will ultimately be approved by the U.S. Food and Drug Administration, but it will likely be delayed because of safety issues. We also think that the company could struggle to create demand for the therapy that would likely be expensive and limited by label requirements.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Sector weightings in the equity portion of the Portfolio changed only marginally from the Portfolio’s inception to the end of June. The shifts reflected market movements and our purchases and sales in equity sectors. The Portfolio’s equity weighting in energy declined the most, as a result of both weak performance and sales. The materials sector weighting in the equity portion of the Portfolio declined on weak performance. Equity sectors that increased included health care and telecommunication services, both of which performed well during the reporting period.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2102, the equity portion of the Portfolio held a moderately overweight position relative to the S&P 500® Index in the consumer discretionary, health care and information technology sectors. As of the same date, the equity portion of the Portfolio held moderately underweight positions in the energy, industrials and financials sectors.

What was the duration2 strategy of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, we lengthened the duration of the fixed-income portion of the Portfolio from 4.49 years at March 30 to 5.03 years at June 30, 2012, as we correctly an- ticipated that longer-term U.S. Treasury yields would decline. This positioning was beneficial to the Portfolio during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

A key consideration heading into the second quarter of 2012 was to position the fixed-income portion of the Portfolio for potentially greater market volatility. This prompted us to reduce the credit allocation in the fixed-income portion of the Portfolio. Even so, we remained bullish on corporate credit in general, and the fixed-income portion of the Portfolio remained significantly overweight to credit compared with the Barclays U.S. Aggregate Bond Index. From a ratings standpoint, we increased the allocation to investment-grade credit in the fixed-income portion of the Portfolio and decreased exposure to high-yield credit. Although our investment process is rating-agency agnostic, we recognize the impact that rating changes and outlook shifts can have on bond prices.

2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-289

In the fixed-income portion of the Portfolio, we modestly lengthened duration and added exposure to 10- and 30-year U.S. Treasury securities as a weakening outlook from the companies we cover led us to anticipate declining interest rates. We also increased our allocation to mortgage-backed securities, which we view as a spread2 alternative to corporate credit in an environment of volatility and low interest rates. These actions were beneficial to the Portfolio during the reporting period.

During the reporting period, which fixed-income market segments made the strongest contributions to the Portfolio’s performance and which fixed-income market segments were particularly weak?

During the reporting period, the most significant sector contributors relative to the Barclays U.S. Aggregate Bond Index included brokerages, food and beverage, and diversified manufacturing. Among the most significant sector detractors relative to the Portfolio’s fixed-income benchmark were electric utilities, banking and industrial metals.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio purchased all of its positions during the reporting period. One position that we viewed as significant was an issue by Lyondell, the world’s third-largest chemical company. Lyondell has a new management team that is committed to paying down debt and strengthening the company’s balance sheet.

We also purchased a position in South Korean consumer technology company Samsung. In April 2012, the company sold its first public U.S. dollar-denominated bonds in years. Samsung is a solid A-rated technology company, and we expect the credit to do well over the longer term.

During the reporting period, we sold the Portfolio’s bond position in United Technologies. Although the company was a strong performer in the fixed-income portion of the Portfolio, we decided to take profits when we believed that the position had reached its target valuation and that spreads were unlikely to narrow much further.

We also sold the Portfolio’s bond position in Exelis, a defense contractor, when we became concerned about cuts in federal defense spending.

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

During the reporting period, weightings in the fixed-income portion of the Portfolio increased in the industrials and consumer non-cyclicals sectors. Over the same period, the Portfolio’s fixed-income weightings decreased in the natural gas and real estate investment trusts (REITs) sectors.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the fixed-income portion of the Portfolio held a substantially overweight position relative to the Barclays U.S. Aggregate Bond Index in corporate credit. As of the same date, the fixed-income portion of the Portfolio held overweight sector positions in the banking, natural gas, consumer non- cyclical and industrial energy sectors. As of June 30, 2012, the fixed-income portion of the Portfolio was substantially underweight relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and mortgage-backed securities.

2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-290	MainStay VP Janus Balanced Portfolio

Portfolio of Investments June 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 41.4%† Asset-Backed Securities 0.1%
Other ABS 0.1%
Textainer Marine Containers, Ltd. Series 2012-1A, Class A 4.21%, due 4/15/27 (a)	$590,000	$594,286

Student Loans 0.0%‡
CLI Funding LLC Series 2011-2A 4.94%, due 10/18/26 (a)	466,902	484,792

Total Asset-Backed Securities (Cost $1,068,154)		1,079,078

Corporate Bonds 23.3%
Aerospace & Defense 1.0%
Exelis, Inc. 4.25%, due 10/1/16 (a)	868,000	889,922
5.55%, due 10/1/21 (a)	742,000	796,246
L-3 Communications Corp. Class B 6.375%, due 10/15/15	1,500,000	1,532,813
United Technologies Corp. 1.80%, due 6/1/17	741,000	756,737
3.10%, due 6/1/22	2,662,000	2,789,409
4.50%, due 6/1/42	1,402,000	1,539,964

		8,305,091

Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	776,000	851,686

Apparel 0.1%
Hanesbrands, Inc. 4.113%, due 12/15/14 (b)	386,000	386,004

Banks 2.7%
Bank of America Corp. 3.625%, due 3/17/16	240,000	241,098
4.50%, due 4/1/15	1,145,000	1,180,224
5.70%, due 1/24/22	744,000	819,363
8.00%, due 12/29/49 (b)	454,000	472,923
♦CIT Group, Inc. 5.25%, due 4/1/14 (a)	1,272,000	1,316,520
5.50%, due 2/15/19 (a)	2,424,000	2,490,660
Citigroup, Inc. 4.45%, due 1/10/17	557,000	583,871
4.875%, due 5/7/15	429,000	440,070
5.00%, due 9/15/14	2,276,000	2,333,052
5.625%, due 8/27/12	743,000	747,451

	Principal Amount	Value

Banks (continued)
Goldman Sachs Group, Inc. (The) 3.30%, due 5/3/15	$272,000	$271,962
3.625%, due 2/7/16	870,000	870,096
5.75%, due 1/24/22	770,000	812,815
HSBC Bank USA N.A. 4.875%, due 8/24/20	750,000	771,520
JPMorgan Chase & Co. 4.50%, due 1/24/22	2,324,000	2,503,455
Morgan Stanley 3.45%, due 11/2/15	500,000	484,172
4.00%, due 7/24/15	400,000	397,677
5.30%, due 3/1/13	358,000	364,906
5.50%, due 7/28/21	1,182,000	1,164,574
SVB Financial Group 5.375%, due 9/15/20	1,100,000	1,186,385
Zions BanCorp. 4.50%, due 3/27/17	704,000	707,809
7.75%, due 9/23/14	1,610,000	1,746,122

		21,906,725

Beverages 0.4%
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (a)	800,000	824,590
3.75%, due 1/15/22 (a)	2,000,000	2,126,906

		2,951,496

Biotechnology 0.0%‡
Bio Rad Labs 8.00%, due 9/15/16	185,000	204,425

Chemicals 1.3%
Ashland, Inc. 9.125%, due 6/1/17	782,000	860,200
CF Industries, Inc. 6.875%, due 5/1/18	1,704,000	2,021,370
7.125%, due 5/1/20	815,000	992,262
Ecolab, Inc. 3.00%, due 12/8/16	1,396,000	1,471,750
4.35%, due 12/8/21	899,000	996,420
RPM International, Inc. 6.125%, due 10/15/19	1,160,000	1,327,619
Sherwin-Williams Co. (The) 3.125%, due 12/15/14	928,000	973,980
Valspar Corp. 4.20%, due 1/15/22	1,374,000	1,440,780

		10,084,381

Commercial Services 0.7%
Aramark Corp. 8.50%, due 2/1/15	708,000	724,822

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-291

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services (continued)
Verisk Analytics, Inc. 4.875%, due 1/15/19	$696,000	$745,115
5.80%, due 5/1/21	3,354,000	3,743,382

		5,213,319

Diversified Financial Services 0.7%
General Electric Capital Corp. 5.50%, due 1/8/20	1,895,000	2,168,900
5.90%, due 5/13/14	679,000	737,560
6.00%, due 8/7/19	379,000	443,459
7.125%, due 12/15/49 (b)	2,000,000	2,112,920

		5,462,839

Electric 0.6%
AES Corp. (The) 7.75%, due 10/15/15	228,000	255,930
CMS Energy Corp. 1.417%, due 1/15/13 (b)	564,000	564,006
4.25%, due 9/30/15	1,076,000	1,118,696
5.05%, due 2/15/18	808,000	863,669
Great Plains Energy, Inc. 4.85%, due 6/1/21	720,000	773,263
PPL Energy Supply LLC 4.60%, due 12/15/21	1,080,000	1,108,282

		4,683,846

Electronics 0.4%
Amphenol Corp. 4.00%, due 2/1/22	551,000	561,323
4.75%, due 11/15/14	1,672,000	1,798,941
FLIR Systems, Inc. 3.75%, due 9/1/16	886,000	908,231

		3,268,495

Engineering & Construction 0.2%
URS Corp. 3.85%, due 4/1/17 (a)	861,000	850,262
5.00%, due 4/1/22 (a)	822,000	811,944

		1,662,206

Finance—Auto Loans 1.0%
Ford Motor Credit Co. LLC 3.00%, due 6/12/17	1,456,000	1,447,979
3.875%, due 1/15/15	2,400,000	2,471,554
5.00%, due 5/15/18	1,000,000	1,061,882
5.875%, due 8/2/21	697,000	775,418
6.625%, due 8/15/17	800,000	909,979
7.50%, due 8/1/12	700,000	702,760
8.00%, due 6/1/14	500,000	554,647

		7,924,219

	Principal Amount	Value

Finance—Consumer Loans 0.2%
SLM Corp. 6.25%, due 1/25/16	$1,398,000	$1,467,900

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (b)	1,159,000	1,197,247
American Express Credit Corp. 1.75%, due 6/12/15	638,000	645,246

		1,842,493

Finance—Investment Banker/Broker 1.4%
Charles Schwab Corp. (The) 7.00%, due 2/28/49 (b)	676,000	724,652
Jefferies Group, Inc. 3.875%, due 11/9/15	675,000	663,188
5.125%, due 4/13/18	1,240,000	1,202,800
8.50%, due 7/15/19	1,195,000	1,296,575
Lazard Group LLC 6.85%, due 6/15/17	292,000	320,467
7.125%, due 5/15/15	805,000	879,060
Raymond James Financial, Inc. 4.25%, due 4/15/16	1,440,000	1,497,416
5.625%, due 4/1/24	2,911,000	3,108,171
TD Ameritrade Holding Corp. 4.15%, due 12/1/14	900,000	951,395
5.60%, due 12/1/19	512,000	581,948

		11,225,672

Food 1.5%
Kraft Foods Group, Inc. 2.25%, due 6/5/17 (a)	3,213,000	3,289,720
3.50%, due 6/6/22 (a)	2,498,000	2,563,353
5.00%, due 6/4/42 (a)	2,272,000	2,404,630
Smithfield Foods, Inc. 7.75%, due 5/15/13	31,000	32,240
Tyson Foods, Inc. 4.50%, due 6/15/22	948,000	976,440
6.85%, due 4/1/16	2,780,000	3,179,625

		12,446,008

Forest Products & Paper 0.0%‡
International Paper Co. 6.00%, due 11/15/41	244,000	275,090

Health Care—Products 0.1%
Boston Scientific Corp. 4.50%, due 1/15/15	498,000	530,646

Home Builders 0.2%
DR Horton, Inc. 4.75%, due 5/15/17	449,000	462,751

M-292	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Home Builders (continued)
MDC Holdings, Inc. 5.375%, due 12/15/14	$559,000	$587,951
Toll Brothers Finance Corp. 5.875%, due 2/15/22	306,000	321,846

		1,372,548

Insurance 0.7%
American International Group, Inc. 4.25%, due 9/15/14	1,360,000	1,409,409
4.875%, due 6/1/22	262,000	268,084
5.45%, due 5/18/17	742,000	805,504
6.40%, due 12/15/20	755,000	854,265
8.175%, due 5/15/68 (b)	1,139,000	1,235,815
Berkshire Hathaway, Inc. 3.20%, due 2/11/15	994,000	1,055,417

		5,628,494

Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc. 7.518%, due 6/1/66 (b)	1,477,000	1,595,308
FMR LLC 6.45%, due 11/15/39 (a)	500,000	571,647
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.625%, due 3/15/20 (a)	545,000	568,163
5.875%, due 3/15/22 (a)	298,000	311,410

		3,046,528

Lodging 0.1%
Hyatt Hotels Corp. 5.75%, due 8/15/15 (a)	516,000	565,816
Marriott International, Inc. 3.00%, due 3/1/19	350,000	353,873
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	190,000	220,696

		1,140,385

Media 0.2%
Comcast Corp. 3.125%, due 7/15/22	1,590,000	1,597,481
Gannett Co., Inc. 6.375%, due 9/1/15	116,000	123,540

		1,721,021

Miscellaneous—Manufacturing 0.1%
GE Capital Trust I 6.375%, due 11/15/67 (b)	478,000	491,742

Oil & Gas 2.1%
Anadarko Petroleum Corp. 6.45%, due 9/15/36	1,490,000	1,722,632

	Principal Amount	Value

Oil & Gas (continued)
Apache Corp. 3.25%, due 4/15/22	$288,000	$300,733
4.75%, due 4/15/43	887,000	985,256
Frontier Oil Corp. 8.50%, due 9/15/16	70,000	73,500
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	804,000	939,596
Nabors Industries, Inc. 5.00%, due 9/15/20	1,990,000	2,123,461
PetroHawk Energy Corp. 6.25%, due 6/1/19	846,000	946,648
7.25%, due 8/15/18	152,000	170,935
10.50%, due 8/1/14	760,000	842,033
Phillips 66 2.95%, due 5/1/17 (a)	2,439,000	2,506,238
4.30%, due 4/1/22 (a)	2,477,000	2,605,722
5.875%, due 5/1/42 (a)	2,462,000	2,650,309
Pioneer Natural Resources Co. 3.95%, due 7/15/22	265,000	265,641
Rowan Cos., Inc. 5.00%, due 9/1/17	554,000	596,358
Sunoco Logistics Partners Operations, L.P. 4.65%, due 2/15/22	382,000	393,026

		17,122,088

Packaging & Containers 0.2%
Packaging Corp. of America 3.90%, due 6/15/22	398,000	399,291
Rock-Tenn Co. 4.45%, due 3/1/19 (a)	278,000	285,559
4.90%, due 3/1/22 (a)	1,093,000	1,125,997

		1,810,847

Pharmaceuticals 1.1%
Aristotle Holding, Inc. 2.10%, due 2/12/15 (a)	970,000	979,484
2.65%, due 2/15/17 (a)	3,360,000	3,418,360
3.90%, due 2/15/22 (a)	1,562,000	1,619,035
4.75%, due 11/15/21 (a)	1,806,000	1,998,481
Express Scripts, Inc. 3.125%, due 5/15/16	766,000	797,537
Medco Health Solutions, Inc. 4.125%, due 9/15/20	306,000	324,436

		9,137,333

Pipelines 1.6%
Colorado Interstate Gas Co. LLC 6.85%, due 6/15/37	392,000	431,718
DCP Midstream Operating, L.P. 3.25%, due 10/1/15	724,000	735,035
4.95%, due 4/1/22	909,000	932,942

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-293

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
El Paso Pipeline Partners Operating Co. LLC 5.00%, due 10/1/21	$566,000	$612,371
6.50%, due 4/1/20	196,000	227,473
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	544,000	562,012
Kinder Morgan Finance Co. ULC 5.70%, due 1/5/16	1,591,000	1,674,528
Magellan Midstream Partners, L.P. 4.25%, due 2/1/21	1,074,000	1,156,270
Plains All American Pipeline, L.P. 3.95%, due 9/15/15	1,200,000	1,285,362
8.75%, due 5/1/19	304,000	400,957
TC Pipelines, L.P. 4.65%, due 6/15/21	532,000	561,192
Western Gas Partners, L.P. 4.00%, due 7/1/22	988,000	988,000
5.375%, due 6/1/21	2,698,000	2,986,389

		12,554,249

Real Estate 0.1%
CBRE Services, Inc. 6.625%, due 10/15/20	388,000	411,280
Post Apartment Homes, L.P. 4.75%, due 10/15/17	704,000	762,942

		1,174,222

Real Estate Investment Trusts 1.6%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	1,557,000	1,594,206
DDR Corp. 4.75%, due 4/15/18	296,000	307,010
Host Hotels & Resorts, L.P. Series Q 6.75%, due 6/1/16	1,250,000	1,284,375
Reckson Operating Partnership, L.P. 6.00%, due 3/31/16	395,000	419,768
Rouse Co., L.P. (The) 6.75%, due 5/1/13 (a)	3,001,000	3,076,025
6.75%, due 11/9/15	1,974,000	2,062,830
Senior Housing Properties Trust 6.75%, due 4/15/20	429,000	465,057
6.75%, due 12/15/21	562,000	611,084
SL Green Realty Corp. 5.00%, due 8/15/18	840,000	852,024
7.75%, due 3/15/20	1,622,000	1,850,446

		12,522,825

	Principal Amount	Value

Retail 0.7%
Brinker International, Inc. 5.75%, due 6/1/14	$1,208,000	$1,290,709
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	272,000	285,974
5.75%, due 7/15/14	1,343,000	1,457,528
5.875%, due 1/15/13	640,000	655,567
5.90%, due 12/1/16	1,304,000	1,503,069
6.90%, due 4/1/29	578,000	683,508

		5,876,355

Semiconductors 0.7%
National Semiconductor Corp. 3.95%, due 4/15/15	1,280,000	1,386,702
6.60%, due 6/15/17	1,084,000	1,340,023
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (a)	2,987,000	2,979,264

		5,705,989

Software 0.1%
Fiserv, Inc. 3.125%, due 10/1/15	716,000	742,177
3.125%, due 6/15/16	350,000	360,813

		1,102,990

Telecommunications 0.5%
Qwest Communications International, Inc. 7.125%, due 4/1/18	2,692,000	2,840,060
Qwest Corp. 6.75%, due 12/1/21	1,268,000	1,426,731

		4,266,791

Textiles 0.1%
Cintas Corp. No 2 2.85%, due 6/1/16	497,000	516,191
4.30%, due 6/1/21	520,000	566,110

		1,082,301

Transportation 0.2%
CSX Transportation, Inc. 8.375%, due 10/15/14	441,503	570,131
JB Hunt Transport Services, Inc. 3.375%, due 9/15/15	1,090,000	1,125,729

		1,695,860

Total Corporate Bonds (Cost $184,698,338)		188,145,109

M-294	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities 1.3%
Agency Collateral (Collateralized Mortgage Obligations) 0.2%
FREMF Mortgage Trust (Collateralized Mortgage Obligations) Series 2011-K13, Class B 4.727%, due 1/25/48 (a)(c)	$500,000	$493,501
Series 2011-K16, Class B 4.751%, due 11/25/46 (a)(c)	200,000	195,816
Series 2011-K15, Class B 5.10%, due 8/25/44 (a)(c)	490,000	495,233
Series 2011-K14, Class B 5.332%, due 2/25/47 (a)(c)	340,000	348,613

		1,533,163

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
Bear Stearns Commercial Mortgage Securities Series 2006-T24, Class A4 5.537%, due 10/12/41	625,000	714,161
Commercial Mortgage Pass-Through Certificates Series 2012-9W57, Class A 2.365%, due 2/10/29 (a)	500,000	511,461
Fontainebleau Miami Beach Trust Series 2012-FBLU, Class A 2.887%, due 5/5/27 (a)	331,000	336,745
GS Mortgage Securities Corp. II Series 2012-ALOH, Class A 3.551%, due 4/10/34 (a)	1,601,000	1,655,013
Series 2012-ALOH, Class B 4.049%, due 4/10/34 (a)	810,000	836,923
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class A4 6.064%, due 4/15/45 (c)	370,000	422,231
WFDB Commercial Mortgage Trust Series 2011-BXR, Class A 3.662%, due 7/5/24 (a)	875,000	900,948

		5,377,482

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.5%
Arkle Master Issuer PLC Series 2012-1A, Class 2A1 2.166%, due 5/17/60 (a)(b)	2,750,000	2,778,652
Saecure B.V. Series 11A, Class A1A 1.98%, due 7/30/92 (a)(b)	817,000	819,606

	Principal Amount	Value

Whole Loan Collateral (Collateralized Mortgage Obligations) (continued)
Silverstone Master Issuer PLC Series 2012-1A, Class 1A 2.016%, due 1/21/55 (a)(b)	$453,000	$456,422

		4,054,680

Total Mortgage-Backed Securities (Cost $10,777,497)		10,965,325

U.S. Government & Federal Agencies 13.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.4%
4.50%, due 1/1/41	740,368	804,078
4.50%, due 5/1/41	492,573	538,446
5.00%, due 1/1/19	458,940	492,842
5.00%, due 2/1/19	313,125	336,255
5.00%, due 1/1/36	1,677,393	1,858,174
5.00%, due 11/1/36	666,788	718,751
5.00%, due 5/1/39	1,711,772	1,877,001
5.00%, due 5/1/41	1,665,827	1,837,226
5.50%, due 8/1/19	416,698	451,965
5.50%, due 10/1/36	966,852	1,070,189
5.50%, due 5/1/38	312,112	343,422
5.50%, due 10/1/39	814,206	895,886

		11,224,235

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.5%
4.50%, due 10/1/40	356,110	388,424
4.50%, due 4/1/41	930,176	1,020,582
5.00%, due 2/1/23	260,109	281,630
5.00%, due 9/1/33	718,180	803,944
5.00%, due 11/1/33	250,414	272,493
5.00%, due 12/1/33	471,630	513,212
5.00%, due 2/1/34	266,884	290,415
5.00%, due 10/1/35	670,516	729,197
5.00%, due 6/1/40	455,972	503,156
5.00%, due 3/1/41	329,587	363,693
5.00%, due 4/1/41	1,479,046	1,635,539
5.50%, due 1/1/25	469,253	513,155
5.50%, due 1/1/33	264,564	292,014
5.50%, due 4/1/34	828,296	910,613
5.50%, due 9/1/34	1,464,843	1,609,504
5.50%, due 5/1/35	551,615	605,055
5.50%, due 7/1/35	3,484,410	3,828,514
5.50%, due 1/1/36	699,249	766,993
5.50%, due 7/1/36	1,600,138	1,758,160
5.50%, due 5/1/37	2,309,580	2,549,211
5.50%, due 7/1/37	386,941	422,251
5.50%, due 3/1/38	405,655	447,743
6.00%, due 10/1/35	1,516,279	1,677,571
6.00%, due 12/1/35	1,430,777	1,611,537

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-295

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 3/1/37	$416,338	$460,625
6.00%, due 5/1/37	418,520	461,209
6.00%, due 11/1/38	1,633,741	1,803,416
6.00%, due 10/1/39	1,786,565	2,008,092

		28,527,948

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.1%
3.50%, due 5/20/42	334,874	358,417
4.50%, due 7/15/41	221,614	244,675
5.00%, due 4/15/39	496,613	548,115
5.00%, due 10/15/39	578,339	644,824
5.00%, due 11/15/39	927,356	1,033,999
5.00%, due 1/15/40	301,484	333,862
5.00%, due 4/15/40	593,679	658,114
5.00%, due 5/15/40	386,087	428,299
5.00%, due 7/15/40	1,273,278	1,412,327
5.00%, due 2/15/41	924,885	1,032,049
5.00%, due 5/15/41	412,053	458,787
5.50%, due 3/15/36	779,400	869,778
6.00%, due 11/20/34	595,297	671,534

		8,694,780

United States Treasury Bonds 0.8%
3.00%, due 5/15/42	183,000	191,664
3.125%, due 11/15/41	725,000	779,375
3.125%, due 2/15/42	5,049,000	5,422,939

		6,393,978

♦United States Treasury Notes 7.1%
0.25%, due 3/31/14	14,866,000	14,848,577
0.25%, due 5/31/14	3,809,000	3,804,239
0.25%, due 1/15/15	1,352,000	1,348,091
0.375%, due 3/15/15	14,867,000	14,857,708
0.875%, due 1/31/17	2,824,000	2,848,490
0.875%, due 2/28/17	232,000	234,012
1.75%, due 5/15/22	75,000	75,609
2.00%, due 2/15/22	7,689,000	7,947,904
2.125%, due 8/15/21	2,463,000	2,588,845
3.125%, due 5/15/21	7,674,000	8,736,373

		57,289,848

Total U.S. Government & Federal Agencies (Cost $111,142,515)		112,130,789

Yankee Bonds 2.8% (d)
Advertising 0.1%
WPP Finance 2010 4.75%, due 11/21/21	460,000	482,699

	Principal Amount	Value

Banks 0.4%
Lloyds TSB Bank PLC 4.875%, due 1/21/16	$1,536,000	$1,612,548
Royal Bank of Scotland PLC (The) 3.95%, due 9/21/15	345,000	351,408
4.375%, due 3/16/16	1,004,000	1,028,881

		2,992,837

Beverages 0.2%
Pernod-Ricard S.A. 4.45%, due 1/15/22 (a)	1,150,000	1,191,575

Building Materials 0.1%
Hanson PLC 6.125%, due 8/15/16	1,003,000	1,068,195

Chemicals 0.3%
LyondellBasell Industries N.V. 5.00%, due 4/15/19 (a)	2,541,000	2,664,874

Computers 0.1%
Seagate Technology 10.00%, due 5/1/14 (a)	914,000	1,014,540

Electric 0.1%
PPL WEM Holdings PLC 3.90%, due 5/1/16 (a)	735,000	770,323

Finance—Mortgage Loan/Banker 0.2%
Northern Rock Asset Management PLC 5.625%, due 6/22/17 (a)	1,200,000	1,299,810

Iron & Steel 0.1%
ArcelorMittal 4.50%, due 2/25/17	1,046,000	1,030,004

Media 0.1%
UBM PLC 5.75%, due 11/3/20 (a)	1,157,000	1,190,809

Mining 0.3%
FMG Resources August 2006 Pty, Ltd. 7.00%, due 11/1/15 (a)	1,575,000	1,606,500
Teck Resources, Ltd. 7.00%, due 9/15/12	423,000	427,747

		2,034,247

Miscellaneous—Manufacturing 0.0%‡
Tyco International Finance S.A. 4.125%, due 10/15/14	232,000	250,384

M-296	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Oil & Gas 0.2%
BP Capital Markets PLC 2.248%, due 11/1/16	$996,000	$1,025,748
3.561%, due 11/1/21	691,000	731,534

		1,757,282

Oil & Gas Services 0.1%
Weatherford International, Ltd. 4.50%, due 4/15/22	491,000	503,228

Real Estate Investment Trusts 0.3%
Goodman Funding Pty, Ltd. 6.375%, due 11/12/20 (a)	750,000	785,234
6.375%, due 4/15/21 (a)	1,750,000	1,823,148

		2,608,382

Transportation 0.2%
Asciano Finance, Ltd. 3.125%, due 9/23/15 (a)	196,000	195,066
Kansas City Southern de Mexico S.A. de C.V. 6.625%, due 12/15/20	452,000	502,850
8.00%, due 2/1/18	1,062,000	1,182,856

		1,880,772

Total Yankee Bonds (Cost $22,436,333)		22,739,961

Total Long-Term Bonds (Cost $330,122,837)		335,060,262

	Shares
Common Stocks 56.5%
Aerospace & Defense 1.5%
♦Boeing Co. (The)	167,435	12,440,421

Agriculture 3.0%
Altria Group, Inc.	242,175	8,367,146
♦Philip Morris International, Inc.	178,777	15,600,081

		23,967,227

Apparel 1.6%
Coach, Inc.	84,047	4,915,068
NIKE, Inc. Class B	90,047	7,904,326

		12,819,394

Auto Manufacturers 0.3%
Daimler A.G.	51,001	2,284,233

	Shares	Value

Banks 4.0%
♦CIT Group, Inc. (e)	262,833	$9,367,368
Itau Unibanco Holding S.A., ADR (f)	277,940	3,868,925
Standard Chartered PLC	309,453	6,709,981
U.S. Bancorp	378,503	12,172,657

		32,118,931

Beverages 0.4%
Brown-Forman Corp. Class B	28,880	2,797,028

Biotechnology 1.0%
Celgene Corp. (e)	129,292	8,295,375

Chemicals 3.4%
♦E.I. du Pont de Nemours & Co.	292,522	14,792,837
LyondellBasell Industries, N.V., Class A	161,059	6,485,846
Syngenta A.G., ADR (f)	93,650	6,409,406

		27,688,089

Commercial Services 1.6%
MasterCard, Inc. Class A	22,345	9,610,808
Western Union Co. (The)	193,407	3,256,974

		12,867,782

Computers 4.5%
♦Apple, Inc. (e)	36,463	21,294,392
Cognizant Technology Solutions Corp. Class A (e)	120,453	7,227,180
NetApp, Inc. (e)	185,306	5,896,437
Teradata Corp. (e)	25,078	1,805,867

		36,223,876

Cosmetics & Personal Care 0.7%
Estee Lauder Cos., Inc. (The) Class A	107,405	5,812,759

Distribution & Wholesale 0.2%
W.W. Grainger, Inc.	9,515	1,819,649

Diversified Financial Services 0.9%
Blackstone Group L.P. (The)	544,931	7,122,248

Electronics 1.7%
Amphenol Corp. Class A	93,938	5,159,075
TE Connectivity, Ltd.	271,527	8,664,427

		13,823,502

Finance—Investment Banker/Broker 0.1%
Greenhill & Co., Inc.	24,439	871,250

Finance—Other Services 1.0%
NYSE Euronext	322,891	8,259,552

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-297

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Food 0.8%
Hershey Co. (The)	86,122	$6,203,368

Health Care—Services 0.5%
Aetna, Inc.	95,865	3,716,686

Insurance 0.4%
Prudential PLC	301,547	3,485,339

Internet 2.4%
eBay, Inc. (e)	224,973	9,451,116
Facebook, Inc. Class A (e)	152,943	4,759,586
Priceline.com, Inc. (e)	7,631	5,070,952

		19,281,654

Lodging 1.3%
Las Vegas Sands Corp.	148,126	6,442,000
MGM Resorts International (e)	369,291	4,121,287

		10,563,287

Machinery—Diversified 0.3%
Roper Industries, Inc.	25,800	2,543,364

Media 4.4%
♦CBS Corp. Class B	386,338	12,664,160
DIRECTV Class A (e)	111,094	5,423,609
♦Time Warner Cable, Inc.	149,245	12,253,014
Viacom, Inc. Class B	110,844	5,211,885

		35,552,668

Metal Fabricate & Hardware 0.4%
Precision Castparts Corp.	18,825	3,096,524

Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc.	125,589	4,278,817

Oil & Gas 3.4%
Canadian Natural Resources, Ltd.	246,357	6,614,685
♦Chevron Corp.	120,584	12,721,612
Hess Corp.	181,809	7,899,601

		27,235,898

Oil & Gas Services 0.2%
National-Oilwell Varco, Inc.	30,790	1,984,108

Pharmaceuticals 5.6%
Allergan, Inc.	66,090	6,117,951
BioMarin Pharmaceutical, Inc. (e)	49,965	1,977,615
Bristol-Myers Squibb Co.	206,548	7,425,401
Express Scripts Holding Co. (e)	202,613	11,311,884
Mylan, Inc. (e)	396,612	8,475,598

	Shares	Value

Pharmaceuticals (continued)
Shire PLC, Sponsored ADR (f)	67,393	$5,822,081
Valeant Pharmaceuticals International, Inc. (e)	86,318	3,866,183

		44,996,713

Pipelines 1.3%
Enterprise Products Partners, L.P.	203,705	10,437,844

Real Estate Investment Trusts 0.7%
Ventas, Inc.	87,234	5,506,210

Retail 2.8%
AutoZone, Inc. (e)	13,635	5,006,363
Costco Wholesale Corp.	68,657	6,522,415
McDonald’s Corp.	68,622	6,075,106
Nordstrom, Inc.	106,410	5,287,513

		22,891,397

Software 1.4%
Intuit, Inc.	76,740	4,554,519
Oracle Corp.	219,955	6,532,664

		11,087,183

Telecommunications 1.4%
CenturyLink, Inc.	169,133	6,679,062
Motorola Solutions, Inc.	99,710	4,797,048

		11,476,110

Toys, Games & Hobbies 1.2%
Mattel, Inc.	296,503	9,618,557

Transportation 1.6%
Canadian Pacific Railway, Ltd.	38,370	2,810,986
Union Pacific Corp.	87,136	10,396,196

		13,207,182

Total Common Stocks (Cost $472,482,722)		456,374,225

Convertible Preferred Stock 0.1%
Food 0.1%
HJ Heinz Finance Co. (a) 8.00%	4	430,250

Total Convertible Preferred Stock (Cost $417,875)		430,250

M-298	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 1.2%
Repurchase Agreement 1.2%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $9,650,284 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 12/31/13, with a Principal Amount of $9,605,000 and a Market Value of $9,846,979)	$9,650,276	$9,650,276

Total Short-Term Investment (Cost $9,650,276)		9,650,276

Total Investments (Cost $812,673,710) (g)	99.2%	801,515,013
Other Assets, Less Liabilities	0.8	6,378,308
Net Assets	100.0%	$807,893,321
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

(c)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2012.

(d)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(e)	Non-income producing security.

(f)	ADR—American Depositary Receipt.

(g)	As of June 30, 2012, cost is $812,673,710 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$23,097,745
Gross unrealized depreciation	(34,256,442)

Net unrealized depreciation	$(11,158,697)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,079,078	$—	$1,079,078
Corporate Bonds	—	188,145,109	—	188,145,109
Mortgage-Backed Securities	—	10,965,325	—	10,965,325
U.S. Government & Federal Agencies	—	112,130,789	—	112,130,789
Yankee Bonds	—	22,739,961	—	22,739,961

Total Long-Term Bonds	—	335,060,262	—	335,060,262

Common Stocks	456,374,225	—	—	456,374,225
Convertible Preferred Stock	430,250	—	—	430,250
Short-Term Investment
Repurchase Agreement	—	9,650,276	—	9,650,276

Total Investments in Securities	$456,804,475	$344,710,538	$—	$801,515,013

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of February 17, 2012 (inception date) and June 30, 2012 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-299

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $812,673,710)	$801,515,013
Receivables:
Investment securities sold	5,510,604
Dividends and interest	3,478,585
Fund shares sold	1,632,078
Other assets	8,640

Total assets	812,144,920

Liabilities
Payables:
Investment securities purchased	3,074,450
Fund shares redeemed	658,463
Manager (See Note 3)	351,824
NYLIFE Distributors (See Note 3)	67,571
Shareholder communication	54,642
Professional fees	37,279
Custodian	5,572
Accrued expenses	1,798

Total liabilities	4,251,599

Net assets	$807,893,321

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$81,412
Additional paid-in capital	814,344,732

814,426,144
Undistributed net investment income	5,647,458
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,021,751)
Net unrealized appreciation (depreciation) on investments	(11,158,697)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	167

Net assets	$807,893,321

Initial Class
Net assets applicable to outstanding shares	$470,726,909

Shares of beneficial interest outstanding	47,417,482

Net asset value per share outstanding	$9.93

Service Class
Net assets applicable to outstanding shares	$337,166,412

Shares of beneficial interest outstanding	33,994,639

Net asset value per share outstanding	$9.92

M-300	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,938,515
Interest	3,726,649

Total income	7,665,164

Expenses
Manager (See Note 3)	1,626,106
Distribution and service—Service Class (See Note 3)	302,708
Shareholder communication	57,009
Professional fees	38,736
Custodian	15,586
Trustees	7,921
Miscellaneous	8,288

Total expenses before waiver/reimbursement	2,056,354
Expense waiver/reimbursement from Manager (See Note 3)	(38,648)

Net expenses	2,017,706

Net investment income (loss)	5,647,458

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(1,021,724)
Foreign currency transactions	(27)

Net realized gain (loss) on investments and foreign currency transactions	(1,021,751)

Net change in unrealized appreciation (depreciation) on:
Investments	(11,158,697)
Translation of other assets and liabilities in foreign currencies	167

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,158,530)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(12,180,281)

Net increase (decrease) in net assets resulting from operations	$(6,532,823)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $57,387.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-301

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,647,458
Net realized gain (loss) on investments and foreign currency transactions	(1,021,751)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,158,530)

Net increase (decrease) in net assets resulting from operations	(6,532,823)

Capital share transactions:
Net proceeds from sale of shares	855,130,623
Cost of shares redeemed	(40,704,479)

Increase (decrease) in net assets derived from capital share transactions	814,426,144

Net increase (decrease) in net assets	807,893,321

Net Assets
Beginning of period	—

End of period	$807,893,321

Undistributed net investment income at end of period	$5,647,458

M-302	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.07
Net realized and unrealized gain (loss) on investments	(0.14)

Total from investment operations	(0.07)

Net asset value at end of period	$9.93

Total investment return	(0.70	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01	% ††
Net expenses	0.58	% ††
Expenses (before waiver/reimbursement)	0.59	% ††
Portfolio turnover rate	30%
Net assets at end of period (in 000’s)	$470,727

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Total investment return is not annualized.

	Service Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	(0.14)

Total from investment operations	(0.08)

Net asset value at end of period	$9.92

Total investment return	(0.80	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76	% ††
Net expenses	0.83	% ††
Expenses (before waiver/reimbursement)	0.84	% ††
Portfolio turnover rate	30%
Net assets at end of period (in 000’s)	$337,166

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-303

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	8.25%	0.27%	3.34%	4.73%	0.80%
Service Class Shares[3]	8.12	0.02	3.09	4.48	1.05

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	10.08%	5.76%	2.87%	6.03%
S&P 500® Index[4]	9.49	5.45	0.22	5.33
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	10.17	1.92	1.55	5.38

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.72% for Initial Class shares and 4.46% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 6, 2003, includes the historical performance of Initial Class shares through June 5, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-304	MainStay VP Large Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,082.50	$4.04	$1,021.00	$3.92

Service Class Shares	$1,000.00	$1,081.20	$5.33	$1,019.70	$5.17

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-305

Industry Composition as of June 30, 2012 (Unaudited)

Computers & Peripherals	9.7%
Internet Software & Services	7.3
IT Services	6.7
Health Care Providers & Services	5.4
Internet & Catalog Retail	5.0
Chemicals	4.3
Hotels, Restaurants & Leisure	4.3
Software	3.9
Road & Rail	3.8
Health Care Equipment & Supplies	3.4
Capital Markets	3.2
Communications Equipment	3.2
Biotechnology	3.1
Industrial Conglomerates	3.1
Oil, Gas & Consumable Fuels	3.1
Aerospace & Defense	2.9
Food & Staples Retailing	2.8
Textiles, Apparel & Luxury Goods	2.5

Machinery	2.3%
Real Estate Investment Trusts	1.9
Specialty Retail	1.9
Energy Equipment & Services	1.7
Pharmaceuticals	1.6
Construction & Engineering	1.2
Auto Components	1.1
Diversified Financial Services	1.1
Multiline Retail	1.1
Wireless Telecommunication Services	1.0
Semiconductors & Semiconductor Equipment	0.9
Health Care Technology	0.8
Media	0.8
Personal Products	0.7
Short-Term Investment	5.4
Other Assets, Less Liabilities	–1.2

100.0%

See Portfolio of Investments beginning on page M-309 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	Apple, Inc.

2.	Union Pacific Corp.

3.	Visa, Inc. Class A

4.	QUALCOMM, Inc.

5.	Danaher Corp.

6.	Priceline.com, Inc.

7.	UnitedHealth Group, Inc.

8.	Google, Inc. Class A

9.	Monsanto Co.

10.	Salesforce.com, Inc.

M-306	MainStay VP Large Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Large Cap Growth Portfolio returned 8.25% for Initial Class shares and 8.12% for Service Class shares. Both share classes underperformed the 10.17% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio, the 10.08% return of the Russell 1000® Growth Index1 and the 9.49% return of the S&P 500® Index1 for the six months ended June 30, 2012. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index. The S&P 500® Index is the Portfolio’s secondary benchmark.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, innovation led to micro successes at many companies, while global deleveraging led to macro-market disruptions. In the first quarter, robust company results and growing confidence in the macroeconomic outlook helped the Portfolio outperform its benchmark. In late April, however, the macro outlook reversed as the next chapter of the European sovereign debt crisis unfolded, Chinese growth slowed and bond yields declined. In this risk-averse environment, stock prices tended to fall and the Portfolio underperformed, giving back its relative gains of the first quarter. Because the Portfolio was procyclically positioned, we expected it to lag during periods like the second quarter. Even so, the Portfolio’s results for the six- month reporting period were disappointing.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, particularly in the second quarter, stock selection tended to detract from the Portfolio’s performance relative to the Russell 1000® Growth Index. This was particularly evident in technology, financials and industrials, which were the weakest-contributing sectors to relative performance during the six-month reporting period. (Contributions take weightings and total returns into account.) The materials and consumer discretionary sectors contributed positively to relative performance, driven by stock selection. Health care was a negative contributor, with stock selection driving slight underperformance. Overall, sector weights—particularly an underweight position in the energy sector—contributed positively while not compensating for negative stock selection.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest individual contributor to the Portfolio’s absolute performance was computers & peripherals company Apple. The company has increased the dependability and duration of its device sales with connected online systems, and we added to the Portfolio’s position. Online travel company Priceline.com was also a strong contributor during the reporting period, as it has been for some time. We added modestly to the Portfolio’s position. Payment technology company Visa is another long-standing strong performer that continued to strengthen the Portfolio’s absolute performance during the reporting period.

An economic slowdown and falling oil prices led to a negative absolute return for oil-services company FMC Technologies, and we trimmed the Portfolio’s position. Internet software & services company Google provided a negative return for the reporting period and showed some dilution from its acquisition of Motorola. We added modestly to the Portfolio’s position based on low valuations and normalizing costs. Social networking site Facebook provided negative returns for the reporting period because of near-term trading dynamics. The Portfolio continued to hold its position, however, because we expected the company to beat initial revenue-growth projections.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we initiated a position in independent natural gas producer Cabot Oil & Gas, seeking to take advantage of improving natural gas fundamentals. We initiated positions in retailers Ross Stores and Dollar General. Ross Stores is increasing market share domestically through new store growth and gaining market share from the traditional department store channel. Dollar General is the largest extreme-value retailer and market share gainer with defensive growth characteristics.

We sold the Portfolio’s position in information technology and consulting company Cognizant Technology as demand for IT software and services slowed. We sold the Portfolio’s position in software company Microsoft when we came to believe that Windows 8 might underwhelm. We sold the Portfolio’s position in oil-and-gas company Occidental Petroleum because of margin pressure resulting from falling oil prices and elevated costs for oil services.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-307

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s sector weighting changes were relatively modest. The Portfolio reduced its energy weighting, but the reduction was reflected in the Russell 1000® Growth Index as well. We increased the Portfolio’s consumer discretionary weighting, bringing it more in line with the benchmark. We also increased the Portfolio’s exposure to financials, while the Russell 1000® Growth Index remained steady. The Portfolio’s weighting in telecommunication services was reduced, as was the weighting in the benchmark.

How was the Portfolio positioned at the end of the reporting period?

During the reporting period, we took steps to reduce the Portfolio’s exposure to near-term economic growth while increasing its exposure to longer-term earnings growth. As of June 30, 2012, the Portfolio was overweight relative to the Russell 1000® Growth Index in the health care and energy sectors. As of the same date, the Portfolio remained significantly underweight relative to the benchmark in consumer staples and underweight in telecommunications services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-308	MainStay VP Large Cap Growth Portfolio

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 95.8%†
Aerospace & Defense 2.9%
Precision Castparts Corp.	47,300	$7,780,377
United Technologies Corp.	134,000	10,121,020

		17,901,397

Auto Components 1.1%
BorgWarner, Inc. (a)	102,400	6,716,416

Biotechnology 3.1%
Biogen Idec, Inc. (a)	71,100	10,265,418
Celgene Corp. (a)	136,800	8,777,088

		19,042,506

Capital Markets 3.2%
BlackRock, Inc.	36,900	6,266,358
Franklin Resources, Inc.	79,600	8,834,804
TD Ameritrade Holding Corp.	261,600	4,447,200

		19,548,362

Chemicals 4.3%
Ecolab, Inc.	139,700	9,573,641
♦Monsanto Co.	201,489	16,679,259

		26,252,900

Communications Equipment 3.2%
♦QUALCOMM, Inc.	345,500	19,237,440

Computers & Peripherals 9.7%
♦Apple, Inc. (a)	79,300	46,311,200
EMC Corp. (a)	498,100	12,766,303

		59,077,503

Construction & Engineering 1.2%
Fluor Corp.	148,600	7,331,924

Diversified Financial Services 1.1%
IntercontinentalExchange, Inc. (a)	51,300	6,975,774

Energy Equipment & Services 1.7%
Cameron International Corp. (a)	59,900	2,558,329
FMC Technologies, Inc. (a)	194,100	7,614,543

		10,172,872

Food & Staples Retailing 2.8%
Costco Wholesale Corp.	78,800	7,486,000
CVS Caremark Corp.	207,400	9,691,802

		17,177,802

Health Care Equipment & Supplies 3.4%
Covidien PLC	114,900	6,147,150
Edwards Lifesciences Corp. (a)	76,000	7,850,800

	Shares	Value

Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc. (a)	12,360	$6,844,844

		20,842,794

Health Care Providers & Services 5.4%
Express Scripts Holding Co. (a)	270,400	15,096,432
♦UnitedHealth Group, Inc.	308,100	18,023,850

		33,120,282

Health Care Technology 0.8%
Cerner Corp. (a)	56,000	4,628,960

Hotels, Restaurants & Leisure 4.3%
Las Vegas Sands Corp.	241,100	10,485,439
Starbucks Corp.	182,700	9,741,564
Yum! Brands, Inc.	91,700	5,907,314

		26,134,317

Industrial Conglomerates 3.1%
♦Danaher Corp.	356,100	18,545,688

Internet & Catalog Retail 5.0%
Amazon.com, Inc. (a)	53,200	12,148,220
♦Priceline.com, Inc. (a)	27,190	18,068,299

		30,216,519

Internet Software & Services 7.3%
Baidu, Inc., Sponsored ADR (a)(b)	50,400	5,794,992
eBay, Inc. (a)	160,400	6,738,404
Facebook, Inc. Class A (a)	86,500	2,691,880
♦Google, Inc. Class A (a)	28,955	16,795,927
LinkedIn Corp. Class A (a)	52,800	5,611,056
VeriSign, Inc. (a)	156,300	6,809,991

		44,442,250

IT Services 6.7%
International Business Machines Corp.	61,300	11,989,054
Teradata Corp. (a)	77,500	5,580,775
♦Visa, Inc. Class A	187,200	23,143,536

		40,713,365

Machinery 2.3%
Caterpillar, Inc.	93,000	7,896,630
Illinois Tool Works, Inc.	119,400	6,315,066

		14,211,696

Media 0.8%
CBS Corp. Class B	155,100	5,084,178

Multiline Retail 1.1%
Dollar General Corp. (a)	122,200	6,646,458

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-309

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels 3.1%
Cabot Oil & Gas Corp.	144,700	$5,701,180
Concho Resources, Inc. (a)	74,400	6,332,928
Range Resources Corp.	108,000	6,681,960

		18,716,068

Personal Products 0.7%
Estee Lauder Cos., Inc. (The) Class A	81,600	4,416,192

Pharmaceuticals 1.6%
Perrigo Co.	30,900	3,644,037
Shire PLC, Sponsored ADR (b)	73,000	6,306,470

		9,950,507

Real Estate Investment Trusts 1.9%
American Tower Corp.	164,400	11,493,204

Road & Rail 3.8%
♦Union Pacific Corp.	195,700	23,348,967

Semiconductors & Semiconductor Equipment 0.9%
Altera Corp.	167,800	5,678,352

Software 3.9%
Informatica Corp. (a)	44,400	1,880,784
Intuit, Inc.	108,800	6,457,280
♦Salesforce.com, Inc. (a)	110,500	15,277,730

		23,615,794

Specialty Retail 1.9%
O’Reilly Automotive, Inc. (a)	56,000	4,691,120
Ross Stores, Inc.	17,300	1,080,731
Ulta Salon Cosmetics & Fragrance, Inc.	58,800	5,490,744

		11,262,595

Textiles, Apparel & Luxury Goods 2.5%
Coach, Inc.	87,300	5,105,304
Michael Kors Holdings, Ltd. (a)	122,000	5,104,480
Ralph Lauren Corp.	33,700	4,720,022

		14,929,806

Wireless Telecommunication Services 1.0%
SBA Communications Corp. Class A (a)	103,900	5,927,495

Total Common Stocks (Cost $504,811,664)		583,360,383

	Principal Amount	Value

Short-Term Investment 5.4%
Repurchase Agreement 5.4%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $32,461,451 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.54% and a maturity date of 9/22/14, with a Principal Amount of $33,040,000 and a Market Value of $33,113,514)	$32,461,424	$32,461,424

Total Short-Term Investment (Cost $32,461,424)		32,461,424

Total Investments (Cost $537,273,088) (c)	101.2%	615,821,807
Other Assets, Less Liabilities	(1.2)	(7,066,942)
Net Assets	100.0%	$608,754,865

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of June 30, 2012, cost is $538,634,607 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$87,144,494
Gross unrealized depreciation	(9,957,294)

Net unrealized appreciation	$77,187,200

M-310	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$583,360,383	$—	$—	$583,360,383
Short-Term Investment
Repurchase Agreement	—	32,461,424	—	32,461,424

Total Investments in Securities	$583,360,383	$32,461,424	$—	$615,821,807

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-311

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $537,273,088)	$615,821,807
Receivables:
Fund shares sold	1,755,732
Investment securities sold	1,389,048
Dividends and interest	366,121
Other assets	8,129

Total assets	619,340,837

Liabilities
Payables:
Investment securities purchased	9,946,243
Manager (See Note 3)	356,776
Fund shares redeemed	122,473
Shareholder communication	78,065
NYLIFE Distributors (See Note 3)	42,479
Professional fees	36,375
Accrued expenses	3,561

Total liabilities	10,585,972

Net assets	$608,754,865

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,925
Additional paid-in capital	546,742,374

546,780,299
Net investment loss	(241,323)
Accumulated net realized gain (loss) on investments	(16,332,830)
Net unrealized appreciation (depreciation) on investments	78,548,719

Net assets	$608,754,865

Initial Class
Net assets applicable to outstanding shares	$395,843,993

Shares of beneficial interest outstanding	24,509,083

Net asset value per share outstanding	$16.15

Service Class
Net assets applicable to outstanding shares	$212,910,872

Shares of beneficial interest outstanding	13,416,336

Net asset value per share outstanding	$15.87

M-312	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$2,164,238
Interest	1,083

Total income	2,165,321

Expenses
Manager (See Note 3)	2,055,518
Distribution and service—Service Class (See Note 3)	260,105
Shareholder communication	45,332
Professional fees	32,362
Trustees	7,591
Custodian	6,138
Miscellaneous	11,156

Total expenses before waiver/reimbursement	2,418,202
Expense waiver/reimbursement from Manager (See Note 3)	(11,558)

Net expenses	2,406,644

Net investment income (loss)	(241,323)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,591,263
Net change in unrealized appreciation (depreciation) on investments	33,130,829

Net realized and unrealized gain (loss) on investments	37,722,092

Net increase (decrease) in net assets resulting from operations	$37,480,769

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-313

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(241,323)	$(479,190)
Net realized gain (loss) on investments	4,591,263	30,081,280
Net change in unrealized appreciation (depreciation) on investments	33,130,829	(35,848,417)

Net increase (decrease) in net assets resulting from operations	37,480,769	(6,246,327)

Capital share transactions:
Net proceeds from sale of shares	128,320,795	222,602,949
Cost of shares redeemed	(52,459,150)	(69,603,064)

Increase (decrease) in net assets derived from capital share transactions	75,861,645	152,999,885

Net increase (decrease) in net assets	113,342,414	146,753,558

Net Assets
Beginning of period	495,412,451	348,658,893

End of period	$608,754,865	$495,412,451

Net investment loss at end of period	$(241,323)	$—

M-314	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011		2010		2009		2008	2007
Net asset value at beginning of period	$14.92		$14.96		$12.88		$9.19		$15.04	$12.39

Net investment income (loss) (a)	0.00	‡	(0.00	)‡	(0.02)		0.00	‡	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.23		(0.04)		2.10		3.69		(5.83)	2.63

Total from investment operations	1.23		(0.04)		2.08		3.69		(5.84)	2.65

Less dividends:
From net investment income	—		—		—		—		(0.01)	(0.00)‡

Net asset value at end of period	$16.15		$14.92		$14.96		$12.88		$9.19	$15.04

Total investment return	8.24	%(b)(c)	(0.27%)		16.15	%(c)	40.15	%(c)	(38.80%)	21.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	(0.00	%)(d)	(0.16%)		0.00	%(d)	(0.05%)	0.11%
Net expenses	0.78	%††	0.79%		0.80%		0.80%		0.76%	0.70%
Expenses (before waiver/reimbursement)	0.79	%††	0.80%		0.81%		0.81%		0.78%	0.72%
Portfolio turnover rate	39%		50%		98%		68%		111%	82%
Net assets at end of period (in 000’s)	$395,844		$314,013		$184,348		$230,769		$184,911	$266,473

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than one-hundredth of a percent.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011		2010		2009		2008	2007
Net asset value at beginning of period	$14.68		$14.75		$12.73		$9.11		$14.93	$12.33

Net investment income (loss) (a)	(0.02)		(0.04)		(0.05)		(0.03)		(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	1.21		(0.03)		2.07		3.65		(5.78)	2.62

Total from investment operations	1.19		(0.07)		2.02		3.62		(5.82)	2.60

Net asset value at end of period	$15.87		$14.68		$14.75		$12.73		$9.11	$14.93

Total investment return	8.11	% (b)(c)	(0.47	%)(c)	15.87	% (c)	39.74	% (c)	(38.94%)	21.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25	%)††	(0.27%)		(0.39%)		(0.26%)		(0.29%)	(0.13%)
Net expenses	1.03	% ††	1.04%		1.05%		1.05%		1.01%	0.95%
Expenses (before waiver/reimbursement)	1.03	% ††	1.05%		1.06%		1.06%		1.03%	0.97%
Portfolio turnover rate	39%		50%		98%		68%		111%	82%
Net assets at end of period (in 000’s)	$212,911		$181,399		$164,311		$118,113		$68,887	$75,403

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-315

MainStay VP MFS® Utilities Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	0.74%	0.78%
Service Class Shares	0.65	1.03

Benchmark Performance	Since Inception (2/17/12)
Dow Jones Global Utilities Index[3]	–0.35%
Average Lipper Variable Products Utility Portfolio[4]	1.57

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic and foreign companies providing utilities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-316	MainStay VP MFS® Utilities Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 17, 2012, to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 17, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 2/17/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[2]

Initial Class Shares[3]	$1,000.00	$1,007.40	$2.87	$1,015,50	$2.88

Service Class Shares[3]	$1,000.00	$1,006.50	$3.78	$1,014.50	$3.80

1.	The inception date of the Portfolio.
2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 134 (to reflect the since-inception period which took place after the close of business on February 17, 2012). The table above represents the actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2012. Had these shares been offered for the full six-month period ended June 30, 2012, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.92 for Initial Class and $5.17 for Service Class and the ending account value would have been $1,021.00 for Initial Class and $1,019.70 for Service Class.

mainstayinvestments.com	M-317

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-321 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2012 (excluding short-term investments)

1.	Virgin Media, Inc.

2.	Comcast Corp. Class A

3.	PPL Corp.

4.	CMS Energy Corp.

5.	Williams Cos., Inc.
6.	Kinder Morgan, Inc.

7.	Edison International

8.	Energias de Portugal S.A.

9.	Public Service Enterprise Group, Inc.

10.	AES Corp. (The)

M-318	MainStay VP MFS® Utilities Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Maura A. Shaughnessy, CFA, and Robert D. Persons, CFA, of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its peers and its benchmark from February 17 through June 30, 2012?

The inception date for MainStay VP MFS® Utilities Portfolio was February 17, 2012. For the period from February 17 through June 30, 2012, the MainStay VP MFS® Utilities Portfolio returned 0.74% for Initial Class shares and 0.65% for Service Class shares. Over the same period, both share classes underperformed the 1.57% return of the average Lipper1 Variable Products Utility Portfolio and outperformed the –0.35% return of the Dow Jones Global Utilities Index.1 The Dow Jones Global Utilities Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

In general, the most significant drivers of the Portfolio’s outperformance of the Dow Jones Global Utilities Index were positions outside the United States—including emerging-market positions—and the Portfolio’s industry diversification.

Which industries were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest industry contributions to the Portfolio’s performance relative to the Dow Jones Global Utilities Index came from the cable TV industry, which is not represented in the benchmark, and the natural gas pipeline industry, which benefited from favorable stock selection. (Contributions take weightings and total returns into account.)

Stock selection in the energy–independent industry detracted from performance relative to the Portfolio’s benchmark. Wireless communication services also detracted from the Portfolio’s relative performance, as did telephone services.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s relative performance, and which stocks detracted the most?

The Portfolio’s top performers included cable TV company Comcast, natural gas pipeline company El Paso and wireless communications tower operator SBA Communications. The Portfolio held an overweight position in Comcast. The company reported higher first-quarter profits, driven by the Super Bowl broadcast on NBC Universal and by continued growth at the company’s core video and broadband units. El Paso’s shares advanced when the company announced the sale of their exploration and production unit for roughly $7 billion as El Paso prepared to merge with Kinder Morgan. SBA Communications, which is not part of the benchmark, helped relative performance. The company provided strong results in a healthy leasing environment, and it benefited from an earlier-than-anticipated completion of its acquisition of telecommunications infrastructure company Mobilitie, which was immediately accretive to equity free cash flow.

While energy–independent was the Portfolio’s worst-performing industry, none of the stocks in the industry were among the Portfolio’s worst relative performers. Weak performers included Spain-based renewable energy company EDP Renovaveis, wireless communication services company NII Holdings and Israel-based cellular services provider CellCom Israel.

Relative performance also suffered from the Portfolio’s failure to hold natural gas distributor Duke Energy, U.K. integrated energy company Centrica and energy company Dominion Resources, all of which outperformed the benchmark.

Were there other stocks in the Portfolio that were particularly noteworthy during the reporting period?

The Portfolio benefited from the timing of its ownership of Spain-based electric utility Iberdrola and from its absence from weaker electric utilities, including Kansai Electric in Japan, Enbrel in Italy and Electrobras in Brazil, among others.

Did the Portfolio make any significant purchases or sales during the reporting period?

All purchases were significant in establishing the Portfolio’s initial positioning. Among the Portfolio’s larger positions were Spain-based electric utility Iberdrola, Netherlands-based cable operator Ziggo and Texas-based independent natural gas company Cabot Oil & Gas.

During the reporting period, the Portfolio sold U.K.-based international electicity generator International Power, Finland-based sustainable energy company Fortum and Pennsylvania-based stored-energy solutions company Enersis. Among the other positions the Portfolio exited during the reporting period were fixed-line telecommunications company Telefonica Brasil and electric company Energias de Portugal.

How did the Portfolio’s weightings change during the reporting period?

During the reporting period, we increased the Portfolio’s exposure to cable TV, natural gas distribution and telephone services, which are industries within the utilities sector. Over the same period, we decreased exposure to electric power, natural gas pipeline and wireless communications, which are also industries within the utilities sector.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-319

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio held overweight positions in cable TV, telephone services and wireless communications, which are industries within the utilities sector. As of the same date, the Portfolio held underweight positions in electric power and natural gas distribution, which are also industries within the utilities sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-320	MainStay VP MFS® Utilities Portfolio

Portfolio of Investments††† June 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 3.0%† Convertible Bonds 1.4%
Telecommunications 1.4%
SBA Communications Corp. 4.00%, due 10/1/14	$2,695,193	$5,211,829
♦Virgin Media, Inc. 6.50%, due 11/15/16	3,720,441	5,580,662

		10,792,491

Total Convertible Bonds (Cost $10,222,550)		10,792,491

Corporate Bonds 1.5%
Electric 0.9%
GenOn Energy, Inc. 9.875%, due 10/15/20	5,125,000	4,996,875
NRG Energy, Inc. 7.875%, due 5/15/21	2,030,000	2,050,300

		7,047,175

Oil & Gas 0.6%
Everest Acquisition LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20 (a)	4,435,000	4,595,769

Total Corporate Bonds (Cost $10,962,632)		11,642,944

Mortgage-Backed Security 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.0%‡
Falcon Franchise Loan LLC Series 2001-1, Class IO 5.542%, due 1/5/23 (a)(b)(c)	44,708	4,374

Total Mortgage-Backed Security (Cost $2,676)		4,374

Yankee Bond 0.1% (d)
Electric 0.1%
Viridian Group FundCo II 11.125%, due 4/1/17 (a)(c)	1,150,000	1,058,000

Total Yankee Bond (Cost $1,114,120)		1,058,000

Total Long-Term Bonds (Cost $22,301,978)		23,497,809

	Shares	Value

Common Stocks 88.9%
Diversified Telecommunication Services 8.9%
Bezeq—The Israeli Telecommunication Corp., Ltd.	4,834,419	$5,031,925
CenturyLink, Inc.	233,119	9,205,869
China Unicom, Ltd.	674,000	846,198
Deutsche Telekom A.G.	730,534	8,000,538
Frontier Communications Corp.	679,057	2,600,788
TDC A/S	1,260,146	8,751,461
Telecom Italia S.p.A.	13,226,893	10,654,133
Telefonica Brasil S.A., ADR (e)	446,171	11,038,271
Telenet Group Holding N.V.	131,122	5,724,750
XL Axiata Tbk PT	7,060,000	4,622,731
Ziggo N.V. (f)	146,074	4,655,612

		71,132,276

Electric Utilities 22.8%
American Electric Power Co., Inc.	240,513	9,596,469
CEZ AS	335,337	11,588,661
Cia Paranaense de Energia, Sponsored ADR (e)	163,303	3,540,409
E.CL S.A. Class S	990,930	2,362,599
E.ON A.G.	210,161	4,521,296
♦Edison International	457,762	21,148,604
EDP—Energias do Brasil S.A.	853,700	5,478,812
Enel OGK-5 OJSC (f)(g)	12,700,771	652,997
♦Energias de Portugal S.A.	8,243,053	19,444,460
FirstEnergy Corp.	149,820	7,369,646
Great Plains Energy, Inc.	236,328	5,059,782
Iberdrola S.A.	2,135,852	10,052,156
ITC Holdings Corp.	101,549	6,997,742
Light S.A.	481,670	5,947,431
NextEra Energy, Inc.	219,308	15,090,584
Northeast Utilities	218,640	8,485,418
NV Energy, Inc.	251,116	4,414,619
OGE Energy Corp.	195,225	10,110,703
♦PPL Corp.	363,824	10,117,945
Red Electrica Corp. S.A.	247,259	10,767,098
SSE PLC	376,743	8,207,407
TGK-1 OAO (g)	2,543,478,037	539,217

		181,494,055

Gas Utilities 2.2%
AGL Resources, Inc.	90,415	3,503,581
Atmos Energy Corp.	24,500	859,215
Enagas S.A.	629,439	11,446,489
ONEOK, Inc.	46,294	1,958,699

		17,767,984

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-321

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Independent Power Producers & Energy Traders 8.2%
♦AES Corp. (The) (f)	1,377,576	$17,674,300
Calpine Corp. (f)	1,006,918	16,624,216
China Hydroelectric Corp., ADR (e)(f)	184,161	129,852
China Longyuan Power Group Corp.	438,000	285,114
E.ON Russia JSC (g)	11,805,349	856,620
EDP Renovaveis S.A. (f)	2,391,716	8,175,156
GenOn Energy, Inc. (f)	2,966,536	5,072,777
NRG Energy, Inc. (f)	701,054	12,170,297
Tractebel Energia S.A.	232,300	4,296,712

		65,285,044

Media 12.1%
Charter Communications, Inc. Class A (f)	18,120	1,284,164
♦Comcast Corp. Class A	1,006,555	31,605,827
Kabel Deutschland Holding A.G. (f)	91,652	5,697,789
Liberty Global, Inc. Class A (f)	149,946	7,441,820
Time Warner Cable, Inc.	196,817	16,158,676
Viacom, Inc. Class B	119,779	5,632,009
♦Virgin Media, Inc.	1,183,729	28,871,150

		96,691,435

Multi-Utilities 11.9%
CenterPoint Energy, Inc.	476,024	9,839,416
♦CMS Energy Corp.	1,025,371	24,096,218
GDF Suez S.A.	397,379	9,431,567
National Grid PLC	832,931	8,811,869
NiSource, Inc.	114,074	2,823,332
♦Public Service Enterprise Group, Inc.	570,109	18,528,543
RWE A.G.	114,788	4,673,873
Sempra Energy	233,568	16,088,164
Suez Environnement Co.	73,880	791,436

		95,084,418

Oil, Gas & Consumable Fuels 13.8%
Cabot Oil & Gas Corp.	94,319	3,716,169
Cheniere Energy, Inc. (f)	61,673	909,060
El Paso Pipeline Partners, L.P.	34,215	1,156,467
Energen Corp.	100,064	4,515,888
EQT Corp.	223,291	11,975,096
♦Kinder Morgan, Inc.	651,838	21,002,220
Occidental Petroleum Corp.	50,683	4,347,081
QEP Resources, Inc.	321,580	9,637,753
Spectra Energy Corp.	374,793	10,891,485
♦Williams Cos., Inc.	825,423	23,788,691
Williams Partners, L.P.	230,181	12,024,655
WPX Energy, Inc. (f)	367,438	5,945,147

		109,909,712

Real Estate Investment Trusts 1.1%
American Tower Corp.	120,432	8,419,401

	Shares	Value

Water Utilities 1.4%
Aguas Andinas S.A. Class A	4,998,490	$3,094,422
Cia de Saneamento Basico do Estado de Sao Paulo	38,700	1,483,645
Cia de Saneamento de Minas Gerais-COPASA	233,400	5,054,966
United Utilities Group PLC	152,090	1,607,822

		11,240,855

Wireless Telecommunication Services 6.5%
Cellcom Israel, Ltd.	314,023	1,915,540
Crown Castle International Corp. (f)	72,050	4,226,453
ENTEL Chile S.A.	278,844	5,290,101
KDDI Corp.	61	391,480
Mobile Telesystems OJSC, Sponsored ADR (e)	355,909	6,121,635
NII Holdings, Inc. (f)	99,836	1,021,322
SBA Communications Corp. Class A (f)	120,992	6,902,594
Tim Participacoes S.A., ADR (e)	468,581	12,867,234
Vodafone Group PLC	4,627,327	12,990,415

		51,726,774

Total Common Stocks (Cost $724,226,395)		708,751,954

Convertible Preferred Stocks 3.0%
Electric Utilities 3.0%
NextEra Energy, Inc. 7.00%	141,138	7,730,128
♦PPL Corp.
8.75%	156,381	8,361,692
9.50%	154,147	8,154,377

		24,246,197

Total Convertible Preferred Stocks (Cost $24,520,766)		24,246,197

Preferred Stocks 1.1%
Electric Utilities 1.1%
Cia Energetica de Minas Gerais 0.949%	209,450	3,913,696
Cia Paranaense de Energia Class B 0.748%	216,800	4,771,003

		8,684,699

Total Preferred Stocks (Cost $8,982,626)		8,684,699

M-322	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value

Warrants 0.1%
Oil, Gas & Consumable Fuels 0.1%
♦Kinder Morgan, Inc. Strike Price $40.00 Expires 2/15/17 (f)	316,267	$683,137

Total Warrants (Cost $605,689)		683,137

	Principal Amount
Short-Term Investments 2.9%
Financial Company Commercial Paper 2.9%
Barclays U.S. Funding LLC 0.02%, due 7/2/12 (h)	$22,995,000	22,994,987

Total Financial Company Commercial Paper (Cost $22,994,987)		22,994,987

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $289,903 (Collateralized by United States Treasury securities with rates between 1.50% and 2.625% and maturity dates between 12/31/13 and 12/31/14, with a Principal Amount of $295,000 and a Market Value of $303,956)	289,903	289,903

Total Repurchase Agreement (Cost $289,903)		289,903

Total Short-Term Investments (Cost $23,284,890)		23,284,890

Total Investments (Cost $803,922,344) (i)	99.0%	789,148,686
Other Assets, Less Liabilities	1.0	8,263,737
Net Assets	100.0%	$797,412,423
†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2012.

(c)	Illiquid security. The total market value of these securities as of June 30, 2012 is $1,062,374, which represents 0.1% of the Portfolio’s net assets.

(d)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(e)	ADR—American Depositary Receipt.

(f)	Non-income producing security.

(g)	Fair valued security. The total market value of these securities as of June 30, 2012 is $2,048,834, which represents 0.3% of the Portfolio’s net assets.

(h)	Interest rate presented is yield to maturity.

(i)	As of June 30, 2012, cost is $803,922,344 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$26,790,032
Gross unrealized depreciation	(41,563,690)

Net unrealized depreciation	$(14,773,658)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-323

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

As of June 30, 2012, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	8/2/12	UBS A.G.	BRL	2,181,000	USD	1,079,703	USD	(784)
Euro vs. U.S. Dollar	7/13/12	Barclays Bank PLC	EUR	243,834		318,345		(9,750)
Euro vs. U.S. Dollar	7/13/12	Credit Suisse Group A.G.	EUR	114,074		143,335		1,037
Euro vs. U.S. Dollar	7/13/12	Deutsche Bank A.G.	EUR	1,194,347		1,566,948		(55,384)
Euro vs. U.S. Dollar	7/13/12	Goldman Sachs International	EUR	79,950		101,688		(504)
Euro vs. U.S. Dollar	7/13/12	Merrill Lynch International Bank	EUR	133,454		167,312		1,586
Euro vs. U.S. Dollar	7/13/12	UBS A.G.	EUR	1,416,749		1,822,239		(29,205)
Euro vs. U.S. Dollar	9/17/12	UBS A.G.	EUR	7,089,000		8,852,176		125,433
Pound Sterling vs. U.S. Dollar	7/13/12	Citibank N.A.	GBP	210,518		340,070		(10,375)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Brazilian Real vs. U.S. Dollar	8/2/12	UBS A.G.	BRL	18,585,844		9,200,913		6,681
Euro vs. U.S. Dollar	7/13/12	Barclays Bank PLC	EUR	2,037,487		2,586,975		8,332
Euro vs. U.S. Dollar	7/13/12	Citibank N.A.	EUR	2,990,797		3,919,901		134,749
Euro vs. U.S. Dollar	7/13/12	Credit Suisse Group A.G.	EUR	2,154,503		2,755,727		28,991
Euro vs. U.S. Dollar	7/13/12	Deutsche Bank A.G.	EUR	1,649,795		2,125,708		37,726
Euro vs. U.S. Dollar	7/13/12	Goldman Sachs International	EUR	109,522		143,641		5,030
Euro vs. U.S. Dollar	7/13/12	JPMorgan Chase Bank	EUR	45,147,418		58,998,831		1,860,297
Euro vs. U.S. Dollar	7/13/12	Merrill Lynch International Bank	EUR	663,032		833,487		(5,647)
Euro vs. U.S. Dollar	7/13/12	UBS A.G.	EUR	8,394,037		10,903,561		280,073
Pound Sterling vs. U.S. Dollar	7/13/12	Barclays Bank PLC	GBP	9,767,831		15,495,790		198,270
Pound Sterling vs. U.S. Dollar	7/13/12	Citibank N.A.	GBP	180,843		294,151		10,931
Pound Sterling vs. U.S. Dollar	7/13/12	Deutsche Bank A.G.	GBP	10,447,080		16,555,812		194,512
Pound Sterling vs. U.S. Dollar	7/12/12	JPMorgan Chase Bank	GBP	51,399		80,054		(443)
Pound Sterling vs. U.S. Dollar	7/13/12	JPMorgan Chase Bank	GBP	98,087		153,644		30
Pound Sterling vs. U.S. Dollar	7/13/12	UBS A.G.	GBP	1,545,671		2,499,608		78,913
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	2,860,499

M-324	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$10,792,491	$—	$10,792,491
Corporate Bonds	—	11,642,944	—	11,642,944
Mortgage-Backed Security	—	4,374	—	4,374
Yankee Bond	—	1,058,000	—	1,058,000

Total Long-Term Bonds	—	23,497,809	—	23,497,809

Common Stocks (b)	706,703,120	—	2,048,834	708,751,954
Convertible Preferred Stocks	24,246,197	—	—	24,246,197
Preferred Stocks	8,684,699	—	—	8,684,699
Warrants	683,137	—	—	683,137
Short-Term Investments
Financial Company Commercial Paper	—	22,994,987	—	22,994,987
Repurchase Agreement	—	289,903	—	289,903

Total Short-Term Investments	—	23,284,890	—	23,284,890

Total Investments in Securities	740,317,153	46,782,699	2,048,834	789,148,686

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	2,972,591	—	2,972,591

Total Investments in Securities and Other Financial Instruments	$740,317,153	$49,755,290	$2,048,834	$792,121,277

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(112,092)	$—	$(112,092)

Total Other Financial Instruments	$—	$(112,092)	$—	$(112,092)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,192,214 and $856,620 are held in Electric Utilities and Independent Power Producers & Energy Traders within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of February 17, 2012 (inception date) and June 30, 2012 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-325

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of February 17, 2012 (a)	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012 (b)
Common Stocks
Electric Utilities		$—	$—	$(545,949)	$1,738,163	$—	$—	$—	$1,192,214	$(545,949)
Independent Power Producers & Energy Traders	—	—	—	(200,405)	$1,057,025	—	—	—	$856,620	(200,405)

Total	$—	$—	$—	$(746,354)	$2,795,188	$—	$—	$—	$2,048,834	$(746,354)

(a)	Inception date.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-326	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $803,922,344)	$789,148,686
Cash denominated in foreign currencies (identified cost $145,140)	148,157
Receivables:
Investment securities sold	4,877,636
Dividends and interest	3,491,771
Fund shares sold	854,069
Other assets	57,963
Unrealized appreciation on foreign currency forward contracts	2,972,591

Total assets	801,550,873

Liabilities
Payables:
Investment securities purchased	3,024,632
Manager (See Note 3)	460,217
Fund shares redeemed	303,463
NYLIFE Distributors (See Note 3)	147,229
Shareholder communication	53,629
Professional fees	33,739
Accrued expenses	3,449
Unrealized depreciation on foreign currency forward contracts	112,092

Total liabilities	4,138,450

Net assets	$797,412,423

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$79,224
Additional paid-in capital	793,007,188

793,086,412
Undistributed net investment income	11,497,208
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,728,197
Net unrealized appreciation (depreciation) on investments	(14,773,658)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,874,264

Net assets	$797,412,423

Initial Class
Net assets applicable to outstanding shares	$53,008,117

Shares of beneficial interest outstanding	5,261,836

Net asset value per share outstanding	$10.07

Service Class
Net assets applicable to outstanding shares	$744,404,306

Shares of beneficial interest outstanding	73,961,828

Net asset value per share outstanding	$10.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-327

Statement of Operations for the period February 17, 2012 (inception date) through

June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$13,882,632
Interest	480,862

Total income	14,363,494

Expenses
Manager (See Note 3)	2,052,410
Distribution and service—Service Class (See Note 3)	672,924
Shareholder communication	55,853
Professional fees	35,113
Custodian	32,553
Trustees	7,860
Miscellaneous	9,573

Total expenses	2,866,286

Net investment income (loss)	11,497,208

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	3,327,107
Foreign currency transactions	1,401,090

Net realized gain (loss) on investments and foreign currency transactions	4,728,197

Net change in unrealized appreciation (depreciation) on:
Investments	(14,773,658)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,874,264

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,899,394)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7,171,197)

Net increase (decrease) in net assets resulting from operations	$4,326,011

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,045,784.

M-328	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,497,208
Net realized gain (loss) on investments and foreign currency transactions	4,728,197
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(11,899,394)

Net increase (decrease) in net assets resulting from operations	4,326,011

Capital share transactions:
Net proceeds from sale of shares	825,683,659
Cost of shares redeemed	(32,597,247)

Increase (decrease) in net assets derived from capital share transactions	793,086,412

Net increase (decrease) in net assets	797,412,423

Net Assets
Beginning of period	—

End of period	$797,412,423

Undistributed net investment income at end of period	$11,497,208

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-329

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.20	(a)
Net realized and unrealized gain (loss) on investments	(0.21)
Net realized and unrealized gain (loss) on foreign currency transactions	0.08

Total from investment operations	0.07

Net asset value at end of period	$10.07

Total investment return	0.70	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25	%††
Net expenses	0.78	%††
Portfolio turnover rate	18%
Net assets at end of period (in 000’s)	$53,008

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.16	(a)
Net realized and unrealized gain (loss) on investments	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	0.06

Total from investment operations	0.06

Net asset value at end of period	$10.06

Total investment return	0.60	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04	%††
Net expenses	1.03	%††
Portfolio turnover rate	18%
Net assets at end of period (in 000’s)	$744,404

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-330	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	7.60%	–3.17%	–0.87%	7.62%	0.90%
Service Class Shares[2]	7.47	–3.42	–1.12	7.35	1.15

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	7.97%	–1.65%	1.06%	8.45%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	7.40	–4.08	0.37	6.90

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-331

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,076.00	$4.59	$1,020.40	$4.47

Service Class Shares	$1,000.00	$1,074.70	$5.88	$1,019.20	$5.72

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.89% for Initial Class and 1.14% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-332	MainStay VP Mid Cap Core Portfolio

Industry Composition as of June 30, 2012 (Unaudited)

Insurance	6.0%
Specialty Retail	5.9
Real Estate Investment Trusts	5.3
Chemicals	5.0
Media	4.5
Semiconductors & Semiconductor Equipment	4.4
Software	3.8
Biotechnology	3.6
Oil, Gas & Consumable Fuels	3.6
Health Care Providers & Services	3.5
Commercial Banks	3.3
Health Care Equipment & Supplies	2.9
Hotels, Restaurants & Leisure	2.8
Food Products	2.5
IT Services	2.5
Machinery	2.4
Internet Software & Services	2.2
Airlines	2.1
Multiline Retail	2.1
Life Sciences Tools & Services	2.0
Aerospace & Defense	1.8
Capital Markets	1.8
Electric Utilities	1.8
Multi-Utilities	1.6
Electronic Equipment & Instruments	1.4
Food & Staples Retailing	1.3
Professional Services	1.3
Road & Rail	1.3
Building Products	1.1
Computers & Peripherals	1.1
Household Durables	1.1

Commercial Services & Supplies	1.0%
Tobacco	1.0
Beverages	0.9
Internet & Catalog Retail	0.9
Paper & Forest Products	0.9
Construction & Engineering	0.8
Energy Equipment & Services	0.8
Auto Components	0.6
Automobiles	0.6
Diversified Financial Services	0.6
Electrical Equipment	0.6
Pharmaceuticals	0.6
Trading Companies & Distributors	0.6
Communications Equipment	0.5
Consumer Finance	0.5
Health Care Technology	0.5
Wireless Telecommunication Services	0.5
Containers & Packaging	0.4
Exchange Traded Funds	0.3
Gas Utilities	0.3
Diversified Consumer Services	0.2
Diversified Telecommunication Services	0.2
Independent Power Producers & Energy Traders	0.2
Thrifts & Mortgage Finance	0.2
Personal Products	0.1
Leisure Equipment & Products	0.0	‡
Textiles, Apparel & Luxury Goods	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page M-336 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	Lorillard, Inc.

2.	PPG Industries, Inc.

3.	Valero Energy Corp.

4.	Agilent Technologies, Inc.

5.	Constellation Brands, Inc. Class A
6.	Macy’s, Inc.

7.	AmerisourceBergen Corp.

8.	Xcel Energy, Inc.

9.	CA, Inc.

10.	Ingersoll-Rand PLC

mainstayinvestments.com	M-333

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Mid Cap Core Portfolio returned 7.60% for Initial Class shares and 7.47% for Service Class shares. Both share classes outperformed the 7.40% return of the average Lipper1 Variable Products Mid-Cap Core Portfolio and underperformed the 7.97% return of the Russell Midcap® Index1 for the six months ended June 30, 2012. The Russell Midcap® Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, our model was less effective in picking good stocks to buy than it was in identifying weak stocks to avoid. In a long-only Portfolio, implementing the model’s findings was difficult, which helps explain why the Portfolio underperformed its benchmark. Even so, the Portfolio was favorably positioned to benefit from falling oil and gas prices during the reporting period. Despite its limitations, the stock-selection model behaved reasonably well. Momentum factors such as long-term price momentum rebounded in the second quarter, while valuation factors—free-cash-flow multiple in particular—also showed positive returns.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest contributions to the Portfolio’s performance relative to the Russell Midcap® Index were energy, health care and materials. (Contributions take weightings and total returns into account.) In the energy sector, the Portfolio benefited from tilting its holdings toward refiners, which were less sensitive to falling oil and gas prices. The Portfolio also benefited from underweight positions among oil and gas explorers and coal producers, segments which tended to feel the direct effects of commodity price declines. An overweight position in the health care sector, which was the strongest performing segment within the Russell Midcap® Index, also contributed positively to Portfolio’s relative performance. Favorable stock selection in the materials sector was another positive contributor. The Portfolio favored chemical companies over metals and construction materials companies, which tend to be less diversified and more economically sensitive.

The sectors that detracted the most from the Portfolio’s relative performance were financials, consumer staples and utilities. The Portfolio held an underweight position in financials, which was the second-best-performing sector in the Russell Midcap®

Index after health care during the reporting period. Consumer staples fared better than the benchmark, especially when defensive stocks surged on global economic weakness and turbulence during the second quarter of 2012. An underweight position in consumer staples detracted from relative performance. The Portfolio’s underweight position in utilities also hurt relative results, as the sector participated in an impressive defensive rally during the second quarter.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest individual contributor to the Portfolio’s absolute performance was drug company Amylin Pharmaceuticals. The Portfolio held a significantly overweight position in the stock, which advanced at the end of January when the company gained approval for a weekly injectable diabetes medication. The stock rallied again at the end of March, after the company rejected an offer from pharmaceutical giant Bristol-Myers. At the end of June, the stock jumped again when Amylin Pharmaceuticals agreed to be acquired by Bristol-Myers at a price higher than the original offer. The Portfolio also benefited from its position in Sherwin-Williams after the specialty chemicals company delivered solid first-quarter results on improved revenue and margins. Dean Foods is the biggest U.S. dairy processor, and the Portfolio’s overweight position in the company’s stock advanced when Dean Foods beat earnings expectations and raised guidance.

Electronic health care records provider Allscripts Healthcare Solutions detracted from the Portfolio’s absolute performance. The Portfolio held an overweight position in the stock, which struggled after first-quarter earnings disappointed and the company’s CEO departed. Another detractor from absolute performance was oil field equipment company Superior Energy, whose share price was hurt by declining oil and natural gas prices. Semiconductor equipment maker Advanced Micro Devices started the year off on a strong note after delivering positive earnings and revenue surprises that beat analysts’ consensus. During the second quarter, however, the share price declined because of softer demand from Europe and China, exposure to low-end consumer markets and a shift in consumer preferences from PCs to tablets.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased shares of tobacco company Lorillard based on strong momentum and management signal scores. Another significant new purchase

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-334	MainStay VP Mid Cap Core Portfolio

was transportation logistics company J.B. Hunt Transport Services. We started buying shares of the company in February. The stock showed strong earnings and price momentum and had a strong earnings quality score. The stock also showed improving credit trends as measured by option-adjusted spread.2

The Portfolio started trimming its overweight position in Apollo Group, the owner of University of Phoenix, in January. The market’s negative sentiment on the future of the for-profit education sector was initially captured by a poor industry momentum score. When the company cut its forecasts for earnings and student enrollment in February, the price momentum and short interest change scores also deteriorated, leading the Portfolio to completely sell out of its position by June. The Portfolio started selling shares of steel producer Nucor in February. As was true of Apollo Group, Nucor’s diminished return prospect was first reflected in the stock’s industry momentum score, as investors worried about a global economic slowdown and began to avoid metals & mining stocks. By March, Nucor’s stock also scored poorly in price momentum, short interest change and earnings quality, leading the Portfolio to exit its entire position.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial increase in sector exposure was in industrials, which went from an underweight to a slightly overweight position relative to the Russell Midcap® Index. The Portfolio also added onto an already overweight position in health care. In the financials sector, the Portfolio added exposure but remained underweight relative to the benchmark.

The Portfolio’s most substantial decrease in sector exposure was in energy, where the Portfolio began the reporting period with an underweight position. Weightings were especially reduced in oil & gas exploration & production and in oil & gas drilling, subindustries that are more economically sensitive. The Portfolio decreased its weighting in consumer staples from an overweight position to one that was underweight. The shift resulted largely from sales of soft drink companies Coca-Cola Enterprises, Dr Pepper Snapple Group and Monster Beverage.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio’s most significantly overweight position relative to the Russell Midcap® Index was in health care, followed by consumer discretionary and information technology. As of the same date, the Portfolio’s most significantly underweight position was in the energy sector, followed by utilities and financials.

2.	For a bond with embedded options, the option-adjusted spread is the yield difference (or spread) between the bond and its benchmark minus the portion of that spread attributable to the cost of the embedded option. Option-adjusted spread is a way to measure bond market momentum.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-335

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 99.5%†
Aerospace & Defense 1.8%
Alliant Techsystems, Inc.	19,354	$978,732
Goodrich Corp.	8,524	1,081,695
Huntington Ingalls Industries, Inc. (a)	39,310	1,581,834
L-3 Communications Holdings, Inc.	32,174	2,381,198
Textron, Inc.	148,893	3,702,969

		9,726,428

Airlines 2.1%
Copa Holdings S.A. Class A	14,002	1,154,885
Delta Air Lines, Inc. (a)	324,665	3,555,082
Southwest Airlines Co.	245,813	2,266,396
United Continental Holdings, Inc. (a)	164,434	4,000,679

		10,977,042

Auto Components 0.6%
Delphi Automotive PLC (a)	28,563	728,356
Lear Corp.	17,570	662,916
WABCO Holdings, Inc. (a)	32,264	1,707,734

		3,099,006

Automobiles 0.6%
Harley-Davidson, Inc.	33,759	1,543,799
Thor Industries, Inc.	69,809	1,913,465

		3,457,264

Beverages 0.9%
♦Constellation Brands, Inc. Class A (a)	169,181	4,578,038

Biotechnology 3.6%
Alexion Pharmaceuticals, Inc. (a)	33,393	3,315,925
Amylin Pharmaceuticals, Inc. (a)	123,065	3,474,125
Ariad Pharmaceuticals, Inc. (a)	21,308	366,711
BioMarin Pharmaceutical, Inc. (a)	40,524	1,603,940
Incyte Corp., Ltd. (a)	15,086	342,452
Myriad Genetics, Inc. (a)	128,071	3,044,248
Onyx Pharmaceuticals, Inc. (a)	39,504	2,625,041
Regeneron Pharmaceuticals, Inc. (a)	4,707	537,633
United Therapeutics Corp. (a)	38,419	1,897,130
Vertex Pharmaceuticals, Inc. (a)	33,252	1,859,452

		19,066,657

Building Products 1.1%
Fortune Brands Home & Security, Inc. (a)	125,448	2,793,727
Lennox International, Inc.	69,014	3,218,123

		6,011,850

Capital Markets 1.8%
American Capital Ltd. (a)	50,088	504,386
Ameriprise Financial, Inc.	1,370	71,596
Greenhill & Co., Inc.	30,145	1,074,669

	Shares	Value

Capital Markets (continued)
Legg Mason, Inc.	5,381	$141,897
Northern Trust Corp.	61,134	2,813,387
Raymond James Financial, Inc.	63,597	2,177,561
T. Rowe Price Group, Inc.	2,685	169,048
TD Ameritrade Holding Corp.	49,355	839,035
Waddell & Reed Financial, Inc. Class A	53,800	1,629,064

		9,420,643

Chemicals 5.0%
Airgas, Inc.	6,501	546,149
Albemarle Corp.	6,429	383,426
Cabot Corp.	14,901	606,471
CF Industries Holdings, Inc.	16,154	3,129,676
Cytec Industries, Inc.	20	1,173
Eastman Chemical Co.	23,850	1,201,324
Huntsman Corp.	243,304	3,148,354
NewMarket Corp.	6,673	1,445,372
♦PPG Industries, Inc.	48,364	5,132,388
Rockwood Holdings, Inc.	13,448	596,419
Sherwin-Williams Co. (The)	26,830	3,550,950
Solutia, Inc.	8,346	234,105
Valspar Corp. (The)	21,305	1,118,299
W.R. Grace & Co. (a)	64,469	3,252,461
Westlake Chemical Corp.	40,445	2,113,656

		26,460,223

Commercial Banks 3.3%
CapitalSource, Inc.	465,210	3,126,211
Comerica, Inc.	17,685	543,106
Fifth Third Bancorp	293,599	3,934,227
First Citizens BancShares, Inc. Class A	4,649	774,756
First Republic Bank (a)	90,760	3,049,536
Huntington Bancshares, Inc.	33,229	212,666
KeyCorp	427,321	3,307,464
SunTrust Banks, Inc.	106,552	2,581,755

		17,529,721

Commercial Services & Supplies 1.0%
Avery Dennison Corp.	2,389	65,315
Cintas Corp.	1,284	49,575
Copart, Inc. (a)	54,760	1,297,265
Corrections Corporation of America	72,764	2,142,900
Covanta Holding Corp.	58,915	1,010,392
Iron Mountain, Inc.	23,716	781,679
Republic Services, Inc.	5,552	146,906

		5,494,032

Communications Equipment 0.5%
Brocade Communications Systems, Inc. (a)	359,282	1,771,260
EchoStar Corp. Class A (a)	30,372	802,428

		2,573,688

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-336	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Computers & Peripherals 1.1%
Diebold, Inc.	85,756	$3,165,254
NCR Corp. (a)	14,853	337,609
Western Digital Corp. (a)	75,398	2,298,131

		5,800,994

Construction & Engineering 0.8%
Chicago Bridge & Iron Co. N.V.	51,424	1,952,055
URS Corp.	59,199	2,064,861

		4,016,916

Consumer Finance 0.5%
Discover Financial Services	81,381	2,814,155

Containers & Packaging 0.4%
Ball Corp.	39,930	1,639,127
Silgan Holdings, Inc.	5,412	231,038

		1,870,165

Diversified Consumer Services 0.2%
H&R Block, Inc.	52,170	833,677

Diversified Financial Services 0.6%
Interactive Brokers Group, Inc.	28,596	420,933
IntercontinentalExchange, Inc. (a)	149	20,261
Moody’s Corp.	13,386	489,258
NYSE Euronext	93,234	2,384,926

		3,315,378

Diversified Telecommunication Services 0.2%
tw telecom, Inc. (a)	50,677	1,300,372

Electric Utilities 1.8%
Edison International	64,101	2,961,466
Entergy Corp.	30,815	2,092,030
Exelon Corp.	1	38
Pinnacle West Capital Corp.	4,615	238,780
PPL Corp.	5,256	146,169
♦Xcel Energy, Inc.	152,882	4,343,378

		9,781,861

Electrical Equipment 0.6%
Cooper Industries PLC	16,300	1,111,334
General Cable Corp. (a)	83,166	2,157,326

		3,268,660

Electronic Equipment & Instruments 1.4%
Dolby Laboratories, Inc. Class A (a)	72,528	2,995,406
Itron, Inc. (a)	54,071	2,229,888
Tech Data Corp. (a)	29,274	1,410,129
Vishay Intertechnology, Inc. (a)	112,023	1,056,377

		7,691,800

	Shares	Value

Energy Equipment & Services 0.8%
Diamond Offshore Drilling, Inc.	37,564	$2,221,159
Helmerich & Payne, Inc.	11,832	514,456
McDermott International, Inc. (a)	23,216	258,626
Nabors Industries, Ltd. (a)	37,733	543,355
RPC, Inc.	10,051	119,507
Superior Energy Services, Inc. (a)	34,031	688,447

		4,345,550

Food & Staples Retailing 1.3%
Kroger Co. (The)	81,188	1,882,749
Safeway, Inc.	58,552	1,062,719
Whole Foods Market, Inc.	42,875	4,086,845

		7,032,313

Food Products 2.5%
Bunge, Ltd.	57,528	3,609,307
ConAgra Foods, Inc.	105,027	2,723,350
Dean Foods Co. (a)	205,621	3,501,726
H.J. Heinz Co.	549	29,854
Tyson Foods, Inc. Class A	187,646	3,533,374

		13,397,611

Gas Utilities 0.3%
ONEOK, Inc.	42,692	1,806,299

Health Care Equipment & Supplies 2.9%
Boston Scientific Corp. (a)	421,382	2,389,236
C.R. Bard, Inc.	16,755	1,800,157
Gen-Probe, Inc. (a)	6,114	502,571
Hill-Rom Holdings, Inc.	101,332	3,126,092
Hologic, Inc. (a)	93,615	1,688,814
ResMed, Inc. (a)	107,165	3,343,548
Zimmer Holdings, Inc.	36,063	2,321,015

		15,171,433

Health Care Providers & Services 3.5%
♦AmerisourceBergen Corp.	110,677	4,355,140
CIGNA Corp.	8,407	369,908
Community Health Systems, Inc. (a)	115,770	3,245,033
Coventry Health Care, Inc.	1,488	47,304
DaVita, Inc. (a)	21,313	2,093,150
HCA Holdings, Inc.	56,252	1,711,748
Health Management Associates, Inc. Class A (a)	5,620	44,117
Health Net, Inc. (a)	49,364	1,198,064
Humana, Inc.	40,413	3,129,583
Lincare Holdings, Inc.	6,406	217,932
Omnicare, Inc.	6,030	188,317
Universal Health Services, Inc. Class B	43,577	1,880,783

		18,481,079

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-337

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Health Care Technology 0.5%
Allscripts Healthcare Solutions, Inc. (a)	156,980	$1,715,792
Cerner Corp. (a)	10,005	827,013

		2,542,805

Hotels, Restaurants & Leisure 2.8%
Brinker International, Inc.	100,210	3,193,692
Marriott International, Inc. Class A	63,669	2,495,825
Marriott Vacations Worldwide Corp. (a)	14,007	433,937
Panera Bread Co. Class A (a)	298	41,553
Penn National Gaming, Inc. (a)	23,714	1,057,407
Wendy’s Co. (The)	55,104	260,091
Wyndham Worldwide Corp.	74,589	3,933,824
Wynn Resorts, Ltd.	35,926	3,726,245

		15,142,574

Household Durables 1.1%
Garmin, Ltd.	83,147	3,183,699
PulteGroup, Inc. (a)	247,506	2,648,314

		5,832,013

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	72,074	924,709

Insurance 6.0%
Alleghany Corp. (a)	4,255	1,445,636
Allied World Assurance Co. Holdings, Ltd.	23,514	1,868,658
American Financial Group, Inc.	70,522	2,766,578
American National Insurance Co.	4,516	321,855
Arch Capital Group, Ltd. (a)	86,153	3,419,412
Aspen Insurance Holdings, Ltd.	304	8,786
Assurant, Inc.	17,845	621,720
Axis Capital Holdings, Ltd.	100,832	3,282,082
CNA Financial Corp.	5,961	165,239
Everest Re Group, Ltd.	33,780	3,495,892
Hartford Financial Services Group, Inc. (The)	140,616	2,479,060
PartnerRe, Ltd.	21,025	1,590,962
Principal Financial Group, Inc.	84,843	2,225,432
Protective Life Corp.	91,687	2,696,515
Reinsurance Group of America, Inc.	2,858	152,074
RenaissanceRe Holdings, Ltd.	23,485	1,785,095
StanCorp Financial Group, Inc.	11,139	413,925
Torchmark Corp.	3,828	193,505
Validus Holdings, Ltd.	98,994	3,170,778

		32,103,204

Internet & Catalog Retail 0.9%
Expedia, Inc.	32,336	1,554,391
Liberty Interactive Corp. (a)	178,920	3,182,987

		4,737,378

	Shares	Value

Internet Software & Services 2.2%
Akamai Technologies, Inc. (a)	119,771	$3,802,729
AOL, Inc. (a)	65,265	1,832,641
IAC/InterActiveCorp	71,992	3,282,835
VeriSign, Inc. (a)	27,719	1,207,717
VistaPrint N.V. (a)	37,462	1,210,023
WebMD Health Corp. (a)	27,660	567,307

		11,903,252

IT Services 2.5%
Alliance Data Systems Corp. (a)	21,525	2,905,875
Computer Sciences Corp.	102,525	2,544,670
CoreLogic, Inc. (a)	44,292	810,987
DST Systems, Inc.	29,348	1,593,890
Lender Processing Services, Inc.	134,899	3,410,247
NeuStar, Inc. Class A (a)	35,925	1,199,895
Total System Services, Inc.	8,245	197,303
Vantiv, Inc. Class A (a)	8,974	209,004
Western Union Co. (The)	13,137	221,227

		13,093,098

Leisure Equipment & Products 0.0%‡
Polaris Industries, Inc.	1,256	89,779

Life Sciences Tools & Services 2.0%
♦Agilent Technologies, Inc.	116,880	4,586,371
Charles River Laboratories International, Inc. (a)	87,247	2,858,212
Covance, Inc. (a)	69,224	3,312,369
Illumina, Inc. (a)	1,642	66,320

		10,823,272

Machinery 2.4%
AGCO Corp. (a)	77,983	3,566,163
♦Ingersoll-Rand PLC	99,897	4,213,655
ITT Corp.	69,143	1,216,917
Oshkosh Corp. (a)	5,411	113,360
Parker Hannifin Corp.	17,100	1,314,648
Toro Co. (The)	28,236	2,069,416
Wabtec Corp.	2,855	222,719

		12,716,878

Media 4.5%
Charter Communications, Inc. Class A (a)	37,304	2,643,734
DISH Network Corp. Class A	50,649	1,446,029
Gannett Co., Inc.	230,659	3,397,607
Interpublic Group of Cos., Inc. (The)	230,210	2,497,779
McGraw-Hill Cos., Inc. (The)	77,159	3,472,155
Omnicom Group, Inc.	24,379	1,184,819
Regal Entertainment Group Class A	190,336	2,619,023
Scripps Networks Interactive Class A	14,635	832,146
Virgin Media, Inc.	154,807	3,775,743
Washington Post Co. Class B	5,345	1,998,068

		23,867,103

M-338	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Multi-Utilities 1.6%
Ameren Corp.	54,279	$1,820,518
CenterPoint Energy, Inc.	8,042	166,228
Consolidated Edison, Inc.	44,458	2,764,843
DTE Energy Co.	62,698	3,719,872

		8,471,461

Multiline Retail 2.1%
Big Lots, Inc. (a)	84,804	3,459,155
Dillard’s, Inc. Class A	45,737	2,912,532
♦Macy’s, Inc.	133,185	4,574,905

		10,946,592

Oil, Gas & Consumable Fuels 3.6%
Concho Resources, Inc. (a)	1,040	88,525
HollyFrontier Corp.	71,248	2,524,317
Marathon Petroleum Corp.	54,025	2,426,803
Murphy Oil Corp.	77,208	3,882,790
Noble Energy, Inc.	3,762	319,093
Spectra Energy Corp.	16,900	491,114
Sunoco, Inc.	15,341	728,698
Tesoro Corp. (a)	137,865	3,441,110
♦Valero Energy Corp.	202,253	4,884,410
Whiting Petroleum Corp. (a)	4,937	203,009

		18,989,869

Paper & Forest Products 0.9%
Domtar Corp.	40,769	3,127,390
International Paper Co.	63,802	1,844,516

		4,971,906

Personal Products 0.1%
Herbalife, Ltd.	13,026	629,547

Pharmaceuticals 0.6%
Endo Pharmaceuticals Holdings, Inc. (a)	7,621	236,099
Forest Laboratories, Inc. (a)	24,696	864,113
Warner Chilcott PLC Class A (a)	131,561	2,357,573

		3,457,785

Professional Services 1.3%
Dun & Bradstreet Corp.	6,162	438,549
Equifax, Inc.	41,915	1,953,239
Robert Half International, Inc.	101,786	2,908,026
Towers Watson & Co. Class A	23,553	1,410,825

		6,710,639

Real Estate Investment Trusts 5.3%
American Capital Agency Corp.	78,989	2,654,820
AvalonBay Communities, Inc.	2,770	391,900
Boston Properties, Inc.	4,239	459,380
CBL & Associates Properties, Inc.	84,478	1,650,700
Chimera Investment Corp.	1,146,088	2,704,768

	Shares	Value

Real Estate Investment Trusts (continued)
Digital Realty Trust, Inc.	53,298	$4,001,081
Equity Residential	13,566	845,976
Essex Property Trust, Inc.	612	94,199
Extra Space Storage, Inc.	20,217	618,640
Federal Realty Investment Trust	1,041	108,358
General Growth Properties, Inc.	33,699	609,615
HCP, Inc.	39,906	1,761,850
Health Care REIT, Inc.	1,946	113,452
Hospitality Properties Trust	114,322	2,831,756
Host Hotels & Resorts, Inc.	104,376	1,651,228
Mid-America Apartment Communities, Inc.	6,627	452,226
Rayonier, Inc.	58,699	2,635,585
Taubman Centers, Inc.	34,084	2,629,921
Ventas, Inc.	32,666	2,061,878

		28,277,333

Road & Rail 1.3%
Con-way, Inc.	88,481	3,195,049
J.B. Hunt Transport Services, Inc.	62,097	3,700,981

		6,896,030

Semiconductors & Semiconductor Equipment 4.4%
Advanced Micro Devices, Inc. (a)	535,981	3,071,171
Applied Materials, Inc.	46,005	527,218
Cypress Semiconductor Corp. (a)	140,919	1,862,949
KLA-Tencor Corp.	58,681	2,890,039
Lam Research Corp. (a)	4,867	183,681
Marvell Technology Group, Ltd.	291,158	3,284,262
Maxim Integrated Products, Inc.	87,220	2,236,321
Micron Technology, Inc. (a)	286,293	1,806,509
NVIDIA Corp. (a)	276,484	3,821,009
ON Semiconductor Corp. (a)	266,202	1,890,034
Xilinx, Inc.	58,302	1,957,198

		23,530,391

Software 3.8%
Ariba, Inc. (a)	6,209	277,915
Autodesk, Inc. (a)	93,030	3,255,120
BMC Software, Inc. (a)	31,984	1,365,077
♦CA, Inc.	158,245	4,286,857
Cadence Design Systems, Inc. (a)	305,150	3,353,598
Compuware Corp. (a)	172,968	1,606,873
Intuit, Inc.	29,236	1,735,156
Symantec Corp. (a)	92,075	1,345,216
Synopsys, Inc. (a)	108,067	3,180,412

		20,406,224

Specialty Retail 5.9%
Aaron’s, Inc.	114,900	3,252,819
Abercrombie & Fitch Co. Class A	6,740	230,104
Advance Auto Parts, Inc.	42,844	2,922,818
American Eagle Outfitters, Inc.	103,295	2,038,010
Ascena Retail Group, Inc. (a)	79,674	1,483,530

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-339

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Share	Value

Common Stocks (continued)
Specialty Retail (continued)
Bed Bath & Beyond, Inc. (a)	14,048	$868,166
Chico’s FAS, Inc.	216,138	3,207,488
Foot Locker, Inc.	113,657	3,475,631
Gap, Inc. (The)	126,353	3,457,018
Guess?, Inc.	9,463	287,391
Limited Brands, Inc.	54	2,297
O’Reilly Automotive, Inc. (a)	45,688	3,827,284
PetSmart, Inc.	59,479	4,055,278
Ross Stores, Inc.	38,014	2,374,734

		31,482,568

Textiles, Apparel & Luxury Goods 0.0%‡
Ralph Lauren Corp.	550	77,033

Thrifts & Mortgage Finance 0.2%
Capitol Federal Financial, Inc.	20,638	245,179
Hudson City Bancorp, Inc.	107,037	681,826

		927,005

Tobacco 1.0%
♦Lorillard, Inc.	40,029	5,281,827

Trading Companies & Distributors 0.6%
United Rentals, Inc. (a)	37,869	1,289,061
W.W. Grainger, Inc.	8,686	1,661,110

		2,950,171

Wireless Telecommunication Services 0.5%
Sprint Nextel Corp. (a)	204,941	668,108
Telephone & Data Systems, Inc.	82,138	1,748,718

		2,416,826

Total Common Stocks (Cost $473,627,860)		529,522,127

Exchange Traded Funds 0.3% (b)
S&P 500 Index—SPDR Trust Series 1	5,953	811,215
S&P MidCap 400 Index—MidCap SPDR Trust Series 1	4,762	815,731

Total Exchange Traded Funds (Cost $1,577,004)		1,626,946

	Share	Value

Warrants 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
Kinder Morgan, Inc. Strike Price $40.00 Expires 2/15/17 (a)	51,583	$111,419

Total Warrants (Cost $99,080)		111,419

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $277,620 (Collateralized by a Federal National Mortgage Association security with a rate of 0.74% and a maturity date of 6/4/15, with a Principal Amount of $285,000 and a Market Value of $285,263)	$277,620	277,620

Total Short-Term Investment (Cost $277,620)		277,620

Total Investments (Cost $475,581,564) (c)	99.9%	531,538,112
Other Assets, Less Liabilities	0.1	614,400
Net Assets	100.0%	$532,152,512

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of June 30, 2012, cost is $484,178,746 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$63,936,275
Gross unrealized depreciation	(16,576,909)

Net unrealized appreciation	$47,359,366

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

M-340	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$529,522,127	$—	$—	$529,522,127
Exchange Traded Funds	1,626,946	—	—	1,626,946
Warrants	111,419	—	—	111,419
Short-Term Investment
Repurchase Agreement	—	277,620	—	277,620

Total Investments in Securities	$531,260,492	$277,620	$—	$531,538,112

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-341

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $475,581,564)	$531,538,112
Cash	16,890
Receivables:
Investment securities sold	4,240,752
Fund shares sold	826,537
Dividends and interest	743,789
Other assets	4,843

Total assets	537,370,923

Liabilities
Payables:
Investment securities purchased	4,277,709
Fund shares redeemed	393,895
Manager (See Note 3)	361,129
Shareholder communication	87,941
NYLIFE Distributors (See Note 3)	54,628
Professional fees	35,950
Custodian	3,227
Accrued expenses	3,932

Total liabilities	5,218,411

Net assets	$532,152,512

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,597
Additional paid-in capital	417,884,938

417,928,535
Undistributed net investment income	4,991,441
Accumulated net realized gain (loss) on investments	53,275,988
Net unrealized appreciation (depreciation) on investments	55,956,548

Net assets	$532,152,512

Initial Class
Net assets applicable to outstanding shares	$257,139,484

Shares of beneficial interest outstanding	20,971,020

Net asset value per share outstanding	$12.26

Service Class
Net assets applicable to outstanding shares	$275,013,028

Shares of beneficial interest outstanding	22,625,833

Net asset value per share outstanding	$12.15

M-342	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,637,823
Interest	1,913

Total income	4,639,736

Expenses
Manager (See Note 3)	2,456,694
Distribution and service—Service Class (See Note 3)	349,977
Shareholder communication	49,503
Professional fees	34,534
Custodian	18,126
Trustees	8,624
Miscellaneous	10,885

Total expenses	2,928,343

Net investment income (loss)	1,711,393

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	19,926,724
Net change in unrealized appreciation (depreciation) on investments	21,808,256

Net realized and unrealized gain (loss) on investments	41,734,980

Net increase (decrease) in net assets resulting from operations	$43,446,373

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-343

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,711,393	$3,268,276
Net realized gain (loss) on investments	19,926,724	82,719,835
Net change in unrealized appreciation (depreciation) on investments	21,808,256	(94,874,899)

Net increase (decrease) in net assets resulting from operations	43,446,373	(8,886,788)

Dividends to shareholders:
From net investment income:
Initial Class	—	(2,663,540)
Service Class	—	(1,833,872)

Total dividends to shareholders	—	(4,497,412)

Capital share transactions:
Net proceeds from sale of shares	35,851,294	79,742,025
Net asset value of shares issued to shareholders in reinvestment of dividends	—	4,497,412
Cost of shares redeemed	(110,123,956)	(225,381,856)

Increase (decrease) in net assets derived from capital share transactions	(74,272,662)	(141,142,419)

Net increase (decrease) in net assets	(30,826,289)	(154,526,619)

Net Assets
Beginning of period	562,978,801	717,505,420

End of period	$532,152,512	$562,978,801

Undistributed net investment income at end of period	$4,991,441	$3,280,048

M-344	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.40		$11.87	$9.63	$7.07	$14.86	$15.68

Net investment income (loss)	0.04	(a)	0.08 (a)	0.10	0.07 (a)	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.82		(0.44)	2.18	2.54	(6.29)	0.82

Total from investment operations	0.86		(0.36)	2.28	2.61	(6.23)	0.86

Less dividends and distributions:
From net investment income	—		(0.11)	(0.04)	(0.05)	(0.04)	(0.07)
From net realized gain on investments	—		—	—	—	(1.52)	(1.61)

Total dividends and distributions	—		(0.11)	(0.04)	(0.05)	(1.56)	(1.68)

Net asset value at end of period	$12.26		$11.40	$11.87	$9.63	$7.07	$14.86

Total investment return	7.54	%(b)(c)	(2.99%)	23.64%	36.93%	(42.24%)	5.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70	%††	0.63%	0.86%	0.84%	0.54%	0.25%
Net expenses	0.89	%††	0.90%	0.90%	0.94%	0.93%	0.91%
Portfolio turnover rate	98%		161%	169%	192%	173%	166%
Net assets at end of period (in 000’s)	$257,139		$295,511	$417,904	$348,595	$108,882	$202,966

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.31		$11.78	$9.57	$7.02	$14.75	$15.59

Net investment income (loss)	0.03	(a)	0.05 (a)	0.07	0.05 (a)	0.03	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.81		(0.44)	2.17	2.52	(6.24)	0.81

Total from investment operations	0.84		(0.39)	2.24	2.57	(6.21)	0.81

Less dividends and distributions:
From net investment income	—		(0.08)	(0.03)	(0.02)	(0.00)‡	(0.04)
From net realized gain on investments	—		—	—	—	(1.52)	(1.61)

Total dividends and distributions	—		(0.08)	(0.03)	(0.02)	(1.52)	(1.65)

Net asset value at end of period	$12.15		$11.31	$11.78	$9.57	$7.02	$14.75

Total investment return	7.43	%(b)(c)	(3.23%)	23.33%	36.58%	(42.38%)	4.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48	%††	0.39%	0.61%	0.61%	0.29%	0.01%
Net expenses	1.14	%††	1.15%	1.15%	1.19%	1.18%	1.16%
Portfolio turnover rate	98%		161%	169%	192%	173%	166%
Net assets at end of period (in 000’s)	$275,013		$267,468	$299,601	$256,533	$91,805	$167,083

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-345

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	5.83%	1.74%	2.86%	4.72%	0.95%
Service Class Shares	5.70	1.48	2.61	4.47	1.20

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	9.49%	5.45%	0.22%	3.31%
MSCI EAFE® Index[3]	2.96	–13.83	–6.10	–0.28
Barclays U.S. Aggregate Bond Index[3]	2.37	7.47	6.79	6.18
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	5.30	1.25	1.91	2.99

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-346	MainStay VP Moderate Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,058.30	$0.15	$1,024.70	$0.15

Service Class Shares	$1,000.00	$1,057.00	$1.43	$1,023.50	$1.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	M-347

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-351 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

M-348	MainStay VP Moderate Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Moderate Allocation Portfolio returned 5.83% for Initial Class shares and 5.70% for Service Class shares. Over the same period, both share classes outperformed the 5.30% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio and underperformed the 9.49% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. For the six months ended June 30, 2012, both share classes outperformed the 2.96% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio. Over the same period, both share classes outperformed the 2.37% return of the Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds” that invests primarily in other MainStay Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s significant allocation to Underlying Portfolios/Funds that invest in fixed-income securities and some of those that invest in international equities—accounted for many of the challenges the Portfolio experienced in terms of relative performance.

Several significant factors contributed to the Portfolio’s relative performance. On the plus side was the Portfolio’s procyclical posture during the first three months of the reporting period. Unfortunately, that same bias became a drag in the second quarter. Within the allocation ranges outlined in the Prospectus, the Portfolio benefited from a higher-than-normal position in equities and from a strong bias toward U.S. stocks over stocks traded in overseas markets. Within the fixed-income portion of the Portfolio, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped relative performance.

Results among the Underlying Portfolios/Funds were mixed. Especially strong performance from MainStay VP International Equity Portfolio, which was one of the best-performing Underlying Portfolios/Funds in its category, was offset by weaker returns from other Underlying Portfolios/Funds, including MainStay Epoch U.S. All Cap Fund and MainStay ICAP Equity Fund.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing economic environment. Encouraged by signs of strength in the domestic economy, the Portfolio emphasized equities from the beginning of the reporting period through mid-February. At that time we became concerned that investors were growing too complacent and not properly pricing lingering risks, so we moved the allocation mix closer to the target allocations outlined in the Prospectus. As markets sold off in May, we reemphasized stocks over bonds within the allocation ranges outlined in the Prospectus.

Within the equity portion of the Portfolio, we consistently pursued two themes. The first and more pronounced theme was a preference for Underlying Portfolios/Funds that invest in U.S. stocks over Underlying Portfolios/Funds that invest in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Portfolio pursued was a slight bias toward Underlying Portfolios/Funds that invest in large-company stocks over Underlying Portfolios/Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform stocks in most other capitalization ranges during the six-month period, but not by a significant margin.

On the fixed-income side of the Portfolio, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Portfolio heavily toward Underlying

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-349

Portfolios/Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning stemmed from our continued belief that corporations have significantly improved the quality of their balance sheets in the past few years, which could help keep default rates relatively low for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Portfolio’s allocations change over the course of the reporting period?

Among the more notable changes was a partial shift away from MainStay VP Flexible Bond Opportunities Portfolio and into MainStay VP Floating Rate Portfolio. The move reflected our desire to shorten the Portfolio’s duration, thereby reducing the Portfolio’s exposure to a potential rise in interest rates.

Within the equity portion of the Portfolio, holdings in MainStay MAP Fund and MainStay Epoch U.S. All Cap Fund were reduced while a position in MainStay VP Large Cap Growth Portfolio was increased.

During the reporting period, we established a new position in the MainStay VP S&P 500 Index Portfolio to facilitate tactical trading into and out of equities on short notice. When MainStay VP T. Rowe Price Equity Income Portfolio, MainStay VP DFA /DuPont Capital Emerging Markets Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio became available for investment in February 2012, we also established new positions in these Underlying Portfolios/Funds.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay VP Large Cap Growth Portfolio and MainStay VP S&P 500 Index Portfolio. The lowest total returns came from among the Underlying Portfolios/Funds that invest overseas, which include MainStay VP Van Eck Global Hard Assets Portfolio, MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio, MainStay ICAP International Fund and MainStay 130/30 International Fund.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The strongest contributions to the Portfolio’s overall performance generally come from among the Portfolio’s largest positions. (Contributions take weightings and total returns into account.) During the reporting period, MainStay MAP Fund, which was one of the Portfolio’s largest equity positions, and MainStay VP Large Cap Growth Portfolio made the strongest positive contributions to the Portfolio’s overall performance. Detracting marginally from the Portfolio’s overall performance were MainStay VP DFA / DuPont Capital Emerging Markets Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio. This was largely because these Underlying Portfolios only became available late in the first quarter, after most of the positive returns during the reporting period had already been realized.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

During the reporting period, a number of forces combined to put downward pressure on long-term interest rates. Among these were lingering concerns about the global economic recovery, anxiety about the European sovereign debt crisis, a pledge by central bankers to maintain a near-zero interest rate policy through the end of 2014 and the Federal Reserve’s maturity extension program (referred to by some as “operation twist”) in which the Federal Reserve redeemed shorter-term Treasury securities and bought longer-term Treasury securities. In the meantime, corporate profits continued to hold up reasonably well. The net result was that high-grade bonds generated moderate to strong returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the reporting period, higher-risk high-yield bonds and equity-linked convertible bonds provided the best results, while cash and short-duration bonds posted the lowest returns.

Which Underlying Fixed-Income Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund generated the highest total return during the reporting period, much larger positions in MainStay VP Flexible Bond Opportunities Portfolio and MainStay VP Bond Portfolio made the most significant contributions to the Portfolio’s overall performance.

Although all of the Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested provided positive returns for the reporting period, the smallest contribution came from MainStay VP Cash Management Portfolio, which invested in low-paying money-market instruments. A relatively small position in MainStay VP Convertible Portfolio accounted for the small contribution the Underlying Portfolio/Fund made to the Portfolio’s overall performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-350	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 63.0%
MainStay 130/30 Core Fund Class I (a)	10,676,291	$84,022,414
MainStay 130/30 International Fund Class I (a)	3,007,241	18,554,677
MainStay Epoch Global Choice Fund Class I (a)	419,400	6,542,633
MainStay Epoch International Small Cap Fund Class I	142,060	2,346,829
MainStay Epoch U.S. All Cap Fund Class I (a)	1,641,052	39,582,178
MainStay ICAP Equity Fund Class I (a)	1,568,222	59,074,926
MainStay ICAP International Fund Class I	660,545	17,656,375
MainStay MAP Fund Class I (a)	2,496,614	82,388,276
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)(b)	1,032,498	9,103,220
MainStay VP ICAP Select Equity Portfolio Initial Class	991,874	12,811,955
MainStay VP International Equity Portfolio Initial Class	753,567	8,365,518
MainStay VP Large Cap Growth Portfolio Initial Class (a)	5,529,340	89,303,873
MainStay VP Mid Cap Core Portfolio Initial Class	268,936	3,297,602
MainStay VP S&P 500 Index Portfolio Initial Class	959,891	26,678,814
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	1,771,759	17,629,439
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	916,889	8,614,144
Mainstay VP Van Eck Global Hard Assets Portfolio Initial Class (b)	389,302	3,167,318

Total Equity Funds (Cost $476,402,249)		489,140,191

	Shares	Value
Fixed Income Funds 37.0%
MainStay High Yield Opportunities Fund Class I	435,649	$4,970,752
MainStay Intermediate Term Bond Fund Class I	2,804,307	30,482,821
MainStay VP Bond Portfolio Initial Class (a)	6,655,254	102,346,589
MainStay VP Cash Management Portfolio Initial Class	7,627,146	7,626,970
MainStay VP Convertible Portfolio Initial Class	653,066	7,542,826
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	5,042,453	51,378,443
MainStay VP Floating Rate Portfolio Initial Class (a)	7,498,241	68,718,633
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,409,288	14,213,437

Total Fixed Income Funds (Cost $281,197,455)		287,280,471

Total Investments (Cost $757,599,704) (c)	100.0%	776,420,662
Other Assets, Less Liabilities	(0.0)‡	(64,355)
Net Assets	100.0%	$776,356,307

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)
(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2012, cost is $762,284,243 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$22,111,478
Gross unrealized depreciation	(7,975,059)

Net unrealized appreciation	$14,136,419

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-351

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$489,140,191	$—	$—	$489,140,191
Fixed Income Funds	287,280,471	—	—	287,280,471

Total Investments	$776,420,662	$—	$—	$776,420,662

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-352	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $757,599,704)	$776,420,662
Receivables:
Fund shares sold	366,319
Other assets	6,965

Total assets	776,793,946

Liabilities
Payables:
NYLIFE Distributors (See Note 3)	149,059
Fund shares redeemed	148,982
Shareholder communication	105,086
Professional fees	31,304
Custodian	1,573
Accrued expenses	1,635

Total liabilities	437,639

Net assets	$776,356,307

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$68,540
Additional paid-in capital	726,479,210

726,547,750
Undistributed net investment income	13,842,129
Accumulated net realized gain (loss) on investments	17,145,470
Net unrealized appreciation (depreciation) on investments	18,820,958

Net assets	$776,356,307

Initial Class
Net assets applicable to outstanding shares	$27,829,702

Shares of beneficial interest outstanding	2,444,362

Net asset value per share outstanding	$11.39

Service Class
Net assets applicable to outstanding shares	$748,526,605

Shares of beneficial interest outstanding	66,095,338

Net asset value per share outstanding	$11.33

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-353

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,494,823

Expenses
Distribution and service—Service Class (See Note 3)	893,378
Shareholder communication	59,905
Professional fees	31,460
Trustees	10,251
Custodian	3,279
Miscellaneous	10,792

Total expenses	1,009,065

Net investment income (loss)	1,485,758

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	15,757,559
Net change in unrealized appreciation (depreciation) on investments	21,244,985

Net realized and unrealized gain (loss) on investments	37,002,544

Net increase (decrease) in net assets resulting from operations	$38,488,302

M-354	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,485,758	$10,918,637
Net realized gain (loss) on investments from affiliated investment companies transactions	15,757,559	51,559,978
Net change in unrealized appreciation (depreciation) on investments	21,244,985	(60,032,859)

Net increase (decrease) in net assets resulting from operations	38,488,302	2,445,756

Dividends and distributions to shareholders:
From net investment income:
Initial Class	—	(445,091)
Service Class	—	(10,398,828)

	—	(10,843,919)

From net realized gain on investments:
Initial Class	—	(55,994)
Service Class	—	(1,456,834)

	—	(1,512,828)

Total dividends and distributions to shareholders	—	(12,356,747)

Capital share transactions:
Net proceeds from sale of shares	98,730,962	176,516,241
Net asset value of shares issued to shareholders in reinvestment of dividends	—	12,356,747
Cost of shares redeemed	(32,751,777)	(103,788,006)

Increase (decrease) in net assets derived from capital share transactions	65,979,185	85,084,982

Net increase (decrease) in net assets	104,467,487	75,173,991

Net Assets
Beginning of period	671,888,820	596,714,829

End of period	$776,356,307	$671,888,820

Undistributed net investment income at end of period	$13,842,129	$12,356,371

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-355

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.76		$10.90	$9.85	$8.30	$11.32	$10.86

Net investment income (loss)	0.04	(a)	0.21 (a)	0.21 (a)	0.20	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.59		(0.12)	1.07	1.80	(3.06)	0.74

Total from investment operations	0.63		0.09	1.28	2.00	(2.85)	0.96

Less dividends and distributions:
From net investment income	—		(0.20)	(0.23)	(0.26)	(0.04)	(0.26)
From net realized gain on investments	—		(0.03)	—	(0.19)	(0.13)	(0.24)

Total dividends and distributions	—		(0.23)	(0.23)	(0.45)	(0.17)	(0.50)

Net asset value at end of period	$11.39		$10.76	$10.90	$9.85	$8.30	$11.32

Total investment return	5.86	%(b)(c)	0.94%	13.09%	24.22%	(25.18%)	8.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64	%††	1.88%	2.10%	3.00%	2.56%	2.50%
Net expenses (d)	0.03	%††	0.04%	0.05%	0.05%	0.06%	0.06%
Expenses (before waiver/reimbursement) (d)	0.03	%††	0.04%	0.05%	0.05%	0.06%	0.07%
Portfolio turnover rate	32%		63%	37%	40%	46%	10%
Net assets at end of period (in 000’s)	$27,830		$23,369	$24,136	$19,224	$12,681	$11,750

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-356	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.71		$10.86	$9.82	$8.28	$11.30	$10.85

Net investment income (loss)	0.02	(a)	0.18 (a)	0.19 (a)	0.19	0.19	0.20
Net realized and unrealized gain (loss) on investments	0.60		(0.12)	1.06	1.78	(3.06)	0.72

Total from investment operations	0.62		0.06	1.25	1.97	(2.87)	0.92

Less dividends and distributions:
From net investment income	—		(0.18)	(0.21)	(0.24)	(0.02)	(0.23)
From net realized gain on investments	—		(0.03)	—	(0.19)	(0.13)	(0.24)

Total dividends and distributions	—		(0.21)	(0.21)	(0.43)	(0.15)	(0.47)

Net asset value at end of period	$11.33		$10.71	$10.86	$9.82	$8.28	$11.30

Total investment return	5.79	%(b)(c)	0.69%	12.81%	23.99%	(25.38%)	8.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39	%††	1.68%	1.89%	2.76%	2.21%	2.29%
Net expenses (d)	0.28	%††	0.29%	0.30%	0.30%	0.31%	0.31%
Expenses (before waiver/reimbursement) (d)	0.28	%††	0.29%	0.30%	0.30%	0.31%	0.32%
Portfolio turnover rate	32%		63%	37%	40%	46%	10%
Net assets at end of period (in 000’s)	$748,527		$648,520	$572,578	$421,477	$287,680	$282,148

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-357

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	6.35%	–0.86%	1.13%	3.88%	1.03%
Service Class Shares	6.21	–1.11	0.88	3.63	1.28

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	9.49%	5.45%	0.22%	3.31%
MSCI EAFE® Index[3]	2.96	–13.83	–6.10	–0.28
Barclays U.S. Aggregate Bond Index[3]	2.37	7.47	6.79	6.18
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	6.19	–0.32	0.75	2.56

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-358	MainStay VP Moderate Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,063.50	$0.15	$1,024.70	$0.15

Service Class Shares	$1,000.00	$1,062.10	$1.44	$1,023.50	$1.41

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	M-359

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-364 for specific holdings within these categories.

M-360	MainStay VP Moderate Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its peers and its benchmark for the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP Moderate Growth Allocation Portfolio returned 6.35% for Initial Class shares and 6.21% for Service Class shares. Over the same period, both share classes outperformed the 6.19% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio and underperformed the 9.49% return of the S&P 500® Index.2 The S&P 500® Index is the Portfolio’s broad-based securities-market index. For the six months ended June 30, 2012, both share classes outperformed the 2.96% return of the MSCI EAFE® Index,2 which is the secondary benchmark for the Portfolio. Over the same period, both share classes outperformed the 2.37% return of the Barclays U.S. Aggregate Bond Index,2 which is an additional benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds” that invests primarily in other MainStay Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s significant allocation to Underlying Portfolios/Funds that invest in fixed-income securities and some of those that invest in international equities—accounted for many of the challenges the Portfolio experienced in terms of relative performance.

Several significant factors contributed to the Portfolio’s relative performance. On the plus side was the Portfolio’s procyclical posture during the first three months of the reporting period. Unfortunately, that same bias became a drag in the second quarter. Within the allocation ranges outlined in the Prospectus, the Portfolio benefited from a higher-than-normal position in equities and from a strong bias toward U.S. stocks over stocks traded in overseas markets. Within the fixed-income portion of the Portfolio, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped relative performance.

Results among the Underlying Portfolios/Funds were mixed. Especially strong performance from MainStay VP International

Equity Portfolio, which was one of the best-performing Underlying Portfolios/Funds in its category, was offset by weaker returns from other Underlying Portfolios/Funds, including MainStay Epoch U.S. All Cap Fund and MainStay ICAP Equity Fund.

How did you allocate the Portfolio’s assets during the reporting period and why?

In managing the Portfolio, we considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the individual holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing economic environment. Encouraged by signs of strength in the domestic economy, the Portfolio emphasized equities from the beginning of the reporting period through mid-February. At that time we became concerned that investors were growing too complacent and not properly pricing lingering risks, so we moved the allocation mix closer to the target allocations outlined in the Prospectus. As markets sold off in May, we reemphasized stocks over bonds within the allocation ranges outlined in the Prospectus.

Within the equity portion of the Portfolio, we consistently pursued two themes. The first and more pronounced theme was a preference for Underlying Portfolios/Funds that invest in U.S. stocks over Underlying Portfolios/Funds that invest in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Portfolio pursued was a slight bias toward Underlying Portfolios/Funds that invest in large-company stocks over Underlying Portfolios/Funds that invest in smaller-company

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-361

stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital and were better positioned to benefit from con-sumption growth in the developing world. Large-company stocks did outperform stocks in most other capitalization ranges during the six-month period, but not by a significant margin.

On the fixed-income side of the Portfolio, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Portfolio heavily toward Underlying Portfolios/Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning stemmed from our continued belief that corporations have significantly improved the quality of their balance sheets in the past few years, which could help keep default rates relatively low for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Portfolio’s allocations change over the course of the reporting period?

Among the more notable changes was a partial shift away from MainStay VP Flexible Bond Opportunities Portfolio and into MainStay VP Floating Rate Portfolio. The move reflected our desire to shorten the Portfolio’s duration, thereby reducing the Portfolio’s exposure to a potential rise in interest rates.

Within the equity portion of the Portfolio holdings in MainStay Epoch U.S. All Cap Fund and MainStay VP Mid Cap Core Fund were reduced while positions in MainStay VP Large Cap Growth Portfolio and MainStay ICAP Equity Fund were increased.

During the reporting period, we established a new position in the MainStay VP S&P 500 Index Portfolio to facilitate tactical trading into and out of equities on short notice. When MainStay VP T. Rowe Price Equity Income Portfolio, MainStay VP DFA /DuPont Capital Emerging Markets Portfolio, MainStay VP Van Eck Global Hard Assets Portfolio and MainStay VP Eagle Small Cap Growth Portfolio became available for investment in February 2012, we also established new positions in these Underlying Portfolios/Funds.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Equity Portfolios/Funds in which the Portfolio invested, the highest total returns came from MainStay VP Large Cap Growth Portfolio and MainStay VP S&P 500 Index Portfolio. The lowest total returns came from among the Under-

lying Portfolios/Funds that invest overseas, which included MainStay VP Van Eck Global Hard Assets Portfolio, MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio, MainStay ICAP International Fund and MainStay 130/30 International Fund.

Which Underlying Equity Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The strongest contributions to the Portfolio’s overall performance generally come from among the Portfolio’s largest positions. (Contributions take weightings and total returns into account.) During the reporting period, MainStay MAP Fund, which on average was the Portfolio’s largest equity position, and MainStay VP Large Cap Growth Portfolio made the strongest positive contributions to the Portfolio’s overall performance. Detracting marginally from the Portfolio’s overall performance were MainStay VP Van Eck Global Hard Assets Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio. This was largely because these Underlying Portfolios only became available late in the first quarter, after most of the positive returns during the reporting period had already been realized.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

During the reporting period, a number of forces combined to put downward pressure on long-term interest rates. Among these were lingering concerns about the global economic recovery, anxiety about the European sovereign debt crisis, a pledge by central bankers to maintain a near-zero interest rate policy through the end of 2014 and the Federal Reserve’s maturity extension program (referred to by some as “operation twist”) in which the Federal Reserve redeemed shorter-term Treasury securities and bought longer-term Treasury securities. In the meantime, corporate profits continued to hold up reasonably well. The net result was that high-grade bonds generated moderate to strong returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

During the reporting period, higher-risk high-yield bonds and equity-linked convertible bonds provided the best results, while cash and short-duration bonds posted the lowest returns.

M-362	MainStay VP Moderate Growth Allocation Portfolio

Which Underlying Fixed-Income Portfolios/Funds made the strongest contributions to the Portfolio’s overall performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund generated the highest total return during the reporting period, much larger positions in MainStay VP Flexible Bond Opportunities Portfolio and MainStay VP Floating Rate Portfolio made the most significant contributions to the Portfolio’s overall performance.

Although all of the Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested provided positive returns for the reporting period, the smallest contribution came from MainStay VP Cash Management Portfolio, which invested in low-paying money-market instruments. A relatively small position in MainStay VP Convertible Portfolio accounted for the small contribution the Underlying Portfolio/Fund made to the Port- folio’s performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-363

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.9% †
Equity Funds 82.5%
MainStay 130/30 Core Fund Class I (a)	12,661,779	$99,648,200
MainStay 130/30 International Fund Class I (a)	7,419,817	45,780,271
MainStay Epoch Global Choice Fund Class I (a)	1,288,420	20,099,354
MainStay Epoch International Small Cap Fund Class I	412,799	6,819,447
MainStay Epoch U.S. All Cap Fund Class I (a)	2,051,372	49,479,082
MainStay ICAP Equity Fund Class I (a)	1,671,151	62,952,264
MainStay ICAP International Fund Class I (a)	1,476,626	39,470,224
MainStay MAP Fund Class I (a)	4,419,287	145,836,455
MainStay VP Common Stock Portfolio Initial Class	92,955	1,623,721
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (b)	746,666	6,583,127
Mainstay VP Eagle Small Cap Growth Portfolio Initial Class (a)(b)	1,531,951	14,111,455
MainStay VP ICAP Select Equity Portfolio Initial Class	1,502,416	19,406,584
MainStay VP International Equity Portfolio Initial Class (a)	1,244,330	13,813,586
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	7,653,125	123,604,928
MainStay VP Mid Cap Core Portfolio Initial Class (a)	3,386,816	41,527,988
MainStay VP S&P 500 Index Portfolio Initial Class	1,322,198	36,748,621
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	3,675,287	36,570,014
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	5,464,902	51,342,578
Mainstay VP Van Eck Global Hard Assets Portfolio Initial Class (b)	1,209,106	9,837,141

Total Equity Funds (Cost $801,957,280)		825,255,040

	Shares	Value
Fixed Income Funds 17.4%
MainStay High Yield Opportunities Fund Class I	562,044	$6,412,923
MainStay Intermediate Term Bond Fund Class I	292,591	3,180,461
MainStay VP Cash Management Portfolio Initial Class	5,820,024	5,819,890
MainStay VP Convertible Portfolio Initial Class	617,690	7,134,239
MainStay VP Flexible Bond Opportunities Portfolio Initial Class (a)	5,562,175	56,673,984
MainStay VP Floating Rate Portfolio Initial Class (a)	8,307,866	76,138,553
MainStay VP High Yield Corporate Bond Portfolio Initial Class	1,822,196	18,377,842

Total Fixed Income Funds (Cost $170,514,563)		173,737,892

Total Investments (Cost $972,471,843) (c)	99.9%	998,992,932
Other Assets, Less Liabilities	0.1	836,876
Net Assets	100.0%	$999,829,808

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of June 30, 2012, cost is $987,010,638 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$34,021,511
Gross unrealized depreciation	(22,039,217)

Net unrealized appreciation	$11,982,294

M-364	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$825,255,040	$—	$—	$825,255,040
Fixed Income Funds	173,737,892	—	—	173,737,892

Total Investments	$998,992,932	$—	$—	$998,992,932

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-365

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $972,471,843)	$998,992,932
Receivables:
Fund shares sold	1,294,865
Other assets	8,847

Total assets	1,000,296,644

Liabilities
Payables:
NYLIFE Distributors (See Note 3)	188,842
Shareholder communication	132,737
Fund shares redeemed	107,193
Professional fees	35,567
Custodian	756
Accrued expenses	1,741

Total liabilities	466,836

Net assets	$999,829,808

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$92,976
Additional paid-in capital	968,825,878

968,918,854
Undistributed net investment income	11,992,581
Accumulated net realized gain (loss) on investments	(7,602,716)
Net unrealized appreciation (depreciation) on investments	26,521,089

Net assets	$999,829,808

Initial Class
Net assets applicable to outstanding shares	$40,712,560

Shares of beneficial interest outstanding	3,766,618

Net asset value per share outstanding	$10.81

Service Class
Net assets applicable to outstanding shares	$959,117,248

Shares of beneficial interest outstanding	89,209,010

Net asset value per share outstanding	$10.75

M-366	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,299,191

Expenses
Distribution and service—Service Class (See Note 3)	1,129,999
Shareholder communication	75,820
Professional fees	36,057
Directors	13,032
Custodian	2,823
Miscellaneous	12,983

Total expenses	1,270,714

Net investment income (loss)	1,028,477

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on affiliated investment company transactions	24,823,430
Net change in unrealized appreciation (depreciation) on investments	26,914,680

Net realized and unrealized gain (loss) on investments	51,738,110

Net increase (decrease) in net assets resulting from operations	$52,766,587

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-367

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,028,477	$10,807,746
Net realized gain (loss) on investments from affiliated investment companies transactions	24,823,430	39,442,434
Net change in unrealized appreciation (depreciation) on investments	26,914,680	(65,867,753)

Net increase (decrease) in net assets resulting from operations	52,766,587	(15,617,573)

Dividends to shareholders:
From net investment income:
Initial Class	—	(438,345)
Service Class	—	(7,776,100)

Total dividends to shareholders	—	(8,214,445)

Capital share transactions:
Net proceeds from sale of shares	126,140,504	297,522,790
Net asset value of shares issued to shareholders in reinvestment of dividends	—	8,214,445
Cost of shares redeemed	(30,969,500)	(72,098,609)

Increase (decrease) in net assets derived from capital share transactions	95,171,004	233,638,626

Net increase (decrease) in net assets	147,937,591	209,806,608

Net Assets
Beginning of period	851,892,217	642,085,609

End of period	$999,829,808	$851,892,217

Undistributed net investment income at end of period	$11,992,581	$10,964,104

M-368	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.16		$10.42	$9.25	$7.55	$11.51	$11.04

Net investment income (loss)	0.02	(a)	0.16 (a)	0.16 (a)	0.19 (a)	0.18 (a)	0.17
Net realized and unrealized gain (loss) on investments	0.63		(0.30)	1.16	1.93	(3.92)	0.88

Total from investment operations	0.65		(0.14)	1.32	2.12	(3.74)	1.05

Less dividends and distributions:
From net investment income	—		(0.12)	(0.15)	(0.24)	(0.06)	(0.22)
From net realized gain on investments	—		—	—	(0.18)	(0.16)	(0.36)

Total dividends and distributions	—		(0.12)	(0.15)	(0.42)	(0.22)	(0.58)

Net asset value at end of period	$10.81		$10.16	$10.42	$9.25	$7.55	$11.51

Total investment return	6.40	%(b)(c)	(1.21%)	14.33%	28.42%	(32.49%)	9.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45	%††	1.55%	1.69%	2.35%	1.83%	1.78%
Net expenses (d)	0.03	%††	0.04%	0.05%	0.05%	0.06%	0.05%
Expenses (before waiver/reimbursement) (d)	0.03	%††	0.04%	0.05%	0.05%	0.06%	0.07%
Portfolio turnover rate	32%		52%	39%	45%	43%	15%
Net assets at end of period (in 000’s)	$40,713		$37,848	$38,098	$30,850	$21,525	$21,772

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-369

Financial Highlights selected per share data and ratios

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.12		$10.39	$9.23	$7.53	$11.49	$11.03

Net investment income (loss)	0.01	(a)	0.15 (a)	0.14 (a)	0.17 (a)	0.16 (a)	0.14
Net realized and unrealized gain (loss) on investments	0.62		(0.32)	1.15	1.93	(3.92)	0.87

Total from investment operations	0.63		(0.17)	1.29	2.10	(3.76)	1.01

Less dividends and distributions:
From net investment income	—		(0.10)	(0.13)	(0.22)	(0.04)	(0.19)
From net realized gain on investments	—		—	—	(0.18)	(0.16)	(0.36)

Total dividends and distributions	—		(0.10)	(0.13)	(0.40)	(0.20)	(0.55)

Net asset value at end of period	$10.75		$10.12	$10.39	$9.23	$7.53	$11.49

Total investment return	6.23	%(b)(c)	(1.46%)	14.05%	28.10%	(32.65%)	9.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21	%††	1.41%	1.52%	2.08%	1.59%	1.54%
Net expenses (d)	0.28	%††	0.29%	0.30%	0.30%	0.31%	0.30%
Expenses (before waiver/reimbursement) (d)	0.28	%††	0.29%	0.30%	0.30%	0.31%	0.32%
Portfolio turnover rate	32%		52%	39%	45%	43%	15%
Net assets at end of period (in 000’s)	$959,117		$814,044	$603,988	$402,800	$293,907	$343,687

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-370	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP PIMCO Real Return Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	2.92%	0.63%
Service Class Shares	2.86	0.76

Benchmark Performance	Since Inception (2/17/12)
Barclays U.S. TIPS Index[3]	2.56%
Average Lipper Variable Products Inflation-Protected Bond Portfolio[4]	2.32

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Inflation-Protected Bond Portfolio is representative of portfolios that, by portfolio practice, invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-371

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 17, 2012, to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 17, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 2/17/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[2]

Initial Class Shares[3]	$1,000.00	$1,029.20	$2.34	$1,016.00	$2.33

Service Class Shares[3]	$1,000.00	$1,028.60	$2.93	$1,015.40	$2.91

1.	The inception date of the Portfolio.
2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.63% for Initial Class and 0.79% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 134 (to reflect the since-inception period which took place after the close of business on February 17, 2012). The table above represents the actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2012. Had these shares been offered for the full six-month period ended June 30, 2012, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.17 for Initial Class and $3.97 for Service Class and the ending account value would have been $1,021.70 for Initial Class and $1,020.90 for Service Class.

M-372	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-376 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2012 (excluding short-term investments)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–3.00%, due 7/15/12–1/15/22

2.	United States Treasury Inflation—Indexed Bonds, 0.75%–2.50%, due 1/15/25–2/15/42

3.	First Franklin Mortgage Loan Asset Backed Certificates, 0.585%–0.625%, due 9/25/35–11/25/35

4.	BCAP LLC Trust, 5.25%, due 8/26/37
5.	Canadian Government Bond, 1.50%–4.25%, due 12/1/21–12/1/44

6.	Dexia Credit Local S.A., 0.946%, due 4/29/14

7.	Federal National Mortgage Association, 2.70%, due 3/28/22

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 1.353%–4.506%, due 11/1/34–6/1/43

9.	New South Wales Treasury Corp., 2.75%, due 11/20/25

10.	Achmea Hypotheekbank N.V., 3.20%, due 11/3/14

mainstayinvestments.com	M-373

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Mihir Worah of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its peers and its benchmark from February 17 through June 30, 2012?

The inception date for MainStay VP PIMCO Real Return Portfolio was February 17, 2012. From February 17 through June 30, 2012, the Portfolio returned 2.92% for Initial Class shares and 2.86% for Service Class shares. Over the same period, both share classes outperformed the 2.32% return of the average Lipper1 Variable Products Inflation-Protected Bond Portfolio and the 2.56% return of the Barclays U.S. TIPS Index.1 The Barclays U.S. TIPS Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative perfor- mance during the reporting period?

The Portfolio benefited by favoring the belly of the U.S. Treasury Inflation Protected Securities (TIPS) yield curve2 to capture higher real yield and attractive roll down.3

Exposure to Australian inflation-linked bonds (ILBs) was also beneficial in light of stronger sovereign balance sheets and higher yields, which rallied following rate cuts by the Reserve Bank of Australia.

The Portfolio also benefited from modest exposure to non-agency mortgages as spreads4 narrowed during the reporting period.

The Portfolio was less successful with its long position in Australian dollars early in the reporting period, as this currency depreciated against the U.S. dollar.

What was the Portfolio’s duration5 strategy during the reporting period?

From the Portfolio’s inception on February 17, 2012, to the end of March 2012, the Portfolio tended to have a shorter duration than the Barclays U.S. TIPS Index. During the second quarter of 2012, the Portfolio was relatively benchmark-neutral in its duration positioning, with a slightly longer-than-benchmark duration near the end of the second quarter.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

PIMCO’s investment process includes both top-down and bottom-up decision-making. Holding a definitive, long-term view helps guard against becoming caught up in the periodic bouts of euphoria and depression that may sometimes characterize financial markets. We are much more optimistic about our skill in identifying long-term value through fundamental economic and credit analysis than through our ability to time short-term market movements. Therefore, we constantly monitor and evaluate daily market events, and we may make minor Portfolio adjustments that we deem to be appropriate.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Among the strongest contributors to the Portfolio’s performance were U.S. TIPS curve positioning, exposure to Australian inflation-linked bonds and modest exposure to non-agency mortgages.

As stated earlier, the Portfolio was less successful with its long position in Australian dollar holdings.

Did the Portfolio make any significant purchases or sales during the reporting period?

All of the Portfolio’s purchases early in the reporting period were significant in establishing the Portfolio’s initial positioning. Once the ramp-up phase was complete, however, there were no significant purchases or sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio modestly increased its government-related holdings over the course of the reporting period. Over the same period, the Portfolio slightly decreased its corporate sector holdings. In addition, the Portfolio modestly reduced its holdings in cash equivalents.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	Roll-down is the price appreciation return generated when holding a bond that “rolls” down the yield curve, as it approaches maturity, to a lower market yield. Roll-down typically generates returns in an upward sloping yield-curve environment when rates are stable.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-374	MainStay VP PIMCO Real Return Portfolio

How was the Portfolio positioned at the end of the reporting period?

At the end of the reporting period, the Portfolio was primarily invested in TIPS but also had off-benchmark exposure to mortgage-related, corporate and non-U.S. securities as well as cash equivalents.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-375

Portfolio of Investments††† June 30, 2012 (Unaudited)

	Principal Amount		Value

Long-Term Bonds 98.2%† Asset-Backed Securities 3.7%
Home Equity 0.5%
HSBC Home Equity Loan Trust
Series 2006-2, Class A1 0.394%, due 3/20/36 (a)(b)		$2,085,103	$1,966,135

Student Loans 3.2%
♦First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF11, Class A2D 0.585%, due 11/25/35 (a)(b)		2,709,680	2,451,390
Series 2005-FF8, Class A2D 0.625%, due 9/25/35 (a)(b)		9,747,282	9,595,068

			12,046,458

Total Asset-Backed Securities (Cost $13,373,228)			14,012,593

Foreign Government Bonds 4.4%
Australia 2.1%
Australia Government Bond 3.00%, due 9/20/25	A$	2,300,000	3,249,765
♦New South Wales Treasury Corp. 2.75%, due 11/20/25		3,700,000	4,759,550

			8,009,315

Canada 1.5%
♦Canadian Government Bond
1.50%, due 12/1/44	C$	1,374,035	1,751,803
4.25%, due 12/1/21		2,941,440	4,092,852

			5,844,655

Spain 0.6%
Instituto de Credito Oficial
Series Reg S 2.405%, due 3/25/14 (a)		€2,000,000	2,421,320

United Kingdom 0.2%
United Kingdom Gilt Inflation Linked
Series Reg S 0.375%, due 3/22/62		£339,257	601,568

Total Foreign Government Bonds (Cost $16,808,182)			16,876,858

	Principal Amount	Value

Mortgage-Backed Securities 3.5%
Whole Loan Collateral (Collateralized Mortgage Obligations) 3.5%
♦BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (c)	$10,000,000	$9,800,000
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-10, Class 21A1 2.926%, due 1/25/35 (d)	3,627,691	3,443,400

Total Mortgage-Backed Securities (Cost $13,187,132)		13,243,400

U.S. Government & Federal Agencies 84.2%
Federal Home Loan Mortgage Corp. 0.5%
0.204%, due 3/21/13 (a)	1,900,000	1,900,980

♦Federal National Mortgage Association 1.4%
2.70%, due 3/28/22	5,400,000	5,429,949

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.4%
1.353%, due 6/1/43 (a)	1,069,584	1,079,037
2.485%, due 11/1/34 (a)	1,890,874	2,017,166
4.506%, due 12/1/36 (a)	2,152,254	2,271,252

		5,367,455

♦United States Treasury Inflation—Indexed Bonds 33.6%
0.75%, due 2/15/42	14,203,265	14,898,997
1.75%, due 1/15/28 (e)	27,451,750	34,394,050
2.00%, due 1/15/26 (e)	28,975,750	36,978,041
2.375%, due 1/15/25 (e)	29,289,600	38,573,027
2.50%, due 1/15/29	2,464,565	3,420,161

		128,264,276

♦United States Treasury Inflation—Indexed Notes 47.3%
0.125%, due 4/15/16 (e)	27,096,940	28,204,094
0.125%, due 4/15/17	5,571,005	5,880,892
0.125%, due 1/15/22 (e)	31,407,240	33,230,336
0.50%, due 4/15/15 (e)	26,537,750	27,553,642
0.625%, due 7/15/21	4,491,344	5,002,234
1.125%, due 1/15/21 (e)	52,582,144	60,510,533
1.25%, due 7/15/20	2,109,840	2,449,723
1.625%, due 1/15/15 (e)	4,819,220	5,121,173
1.875%, due 7/15/15	827,946	900,391
2.00%, due 1/15/14	1,369,610	1,422,040
2.00%, due 7/15/14	3,417,428	3,621,137
2.00%, due 1/15/16	2,086,434	2,308,443

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of June 30, 2012, excluding short-term investments. May be subject to change daily.

M-376	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦United States Treasury Inflation—Indexed Notes (continued)
2.50%, due 7/15/16	$341,757	$391,232
3.00%, due 7/15/12	3,966,574	3,968,125

		180,563,995

Total U.S. Government & Federal Agencies (Cost $316,741,460)		321,526,655

Yankee Bonds 2.4% (f)
Banks 2.4%
♦Achmea Hypotheekbank N.V. 3.20%, due 11/3/14 (c)	3,465,000	3,614,446
♦Dexia Credit Local S.A. 0.946%, due 4/29/14 (a)(c)	6,000,000	5,628,540

Total Yankee Bonds (Cost $9,268,252)		9,242,986

Total Long-Term Bonds (Cost $369,378,254)		374,902,492

Short-Term Investments 61.5%
Repurchase Agreements 47.4%
Bank of America 0.20%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $38,200,637 (Collateralized by United States Treasury Notes with rates between 0.88% and 2.00% and maturity dates between 2/28/17 and 2/15/22, with a Principal Amount of $30,245,000 and a Market Value of $38,992,277)	38,200,000	38,200,000
Barclays Capital, Inc. 0.16%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $4,400,059 (Collateralized by United States Treasury securities with rates between 1.88% and 4.50% and maturity dates between 7/15/13 and 8/15/39, with a Principal Amount of $3,803,296 and a Market Value of $4,438,911)	4,400,000	4,400,000

	Principal Amount	Value

Repurchase Agreements (continued)
BNP Paribas Securities Corp. 0.28%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $15,000,350 (Collateralized by a Federal National Mortgage Association security with a rate of 4.00% and a maturity date of 11/1/41, with a Principal Amount of $14,528,634 and a Market Value of $15,496,401)	$15,000,000	$15,000,000
Credit Suisse Securities LLC 0.18%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $12,700,191 (Collateralized by a United States Treasury Note with a rate of 0.38% and a maturity date of 6/30/13 with a Principal Amount of $12,956,000 and a Market Value of $12,973,711)	12,700,000	12,700,000
Goldman Sachs & Co. 0.19%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $5,800,092 (Collateralized by a Federal National Mortgage Association security with a rate of 4.50% and a maturity date of 8/1/41, with a Principal Amount of $5,556,943 and a Market Value of $5,982,426)	5,800,000	5,800,000
JPMorgan Chase Bank 0.20%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $38,200,637 (Collateralized by United States Treasury Notes with rates between 1.50% and 2.13% and maturity dates between 11/30/14 and 7/31/16, with a Principal Amount of $37,396,500 and a Market Value of $38,782,169)	38,200,000	38,200,000
RBS Securities, Inc. 0.21%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $27,300,478 (Collateralized by a Federal National Mortgage Association security with a rate of 0.76% and a maturity date of 6/12/15, with a Principal Amount of $27,825,000 and a Market Value of $27,831,678)	27,300,000	27,300,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-377

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investments (continued)
Repurchase Agreements (continued)
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $1,064,229 (Collateralized by a Federal National Mortgage Association security with a rate of 0.74% and a maturity date of 6/4/15, with a Principal Amount of $1,085,000 and a Market Value of $1,086,003)	$1,064,228	$1,064,228
UBS Securities LLC 0.20%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $38,200,637 (Collateralized by a United States Treasury Bond with a rate of 4.50% and a maturity date of 5/15/38, with a Principal Amount of $28,702,800 and a Market Value of $38,829,521)	38,200,000	38,200,000

Total Repurchase Agreements (Cost $180,864,228)		180,864,228

U.S. Government & Federal Agencies 14.1%
Federal Home Loan Mortgage Corporation Discount Notes
0.13%, due 11/1/12 (g)	33,800,000	33,784,987
0.161%, due 12/10/12 (g)	1,109,000	1,108,201
0.164%, due 12/24/12 (g)	5,591,000	5,586,545
0.169%, due 12/24/12 (g)	13,300,000	13,289,076
United States Treasury Bill 0.166%, due 5/2/13 (g)	280,000	279,609

Total U.S. Government & Federal Agencies (Cost $54,048,418)		54,048,418

Total Short-Term Investments (Cost $234,912,646)		234,912,646

Total Investments (Cost $604,290,900) (i)	159.7%	609,815,138
Other Assets, Less Liabilities	(59.7)	(227,923,302)
Net Assets	100.0%	$381,891,836

	Contracts Short	Unrealized Appreciation (Depreciation) (h)
Futures Contracts 0.0%‡
German Euro Bond September 2012	(3)	$17,009

Total Futures Contracts (Settlement Value $534,927)		$17,009

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of June 30, 2012.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of June 30, 2012 is $14,012,593, which represents 3.7% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of June 30, 2012.

(e)	Delayed delivery security.

(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Interest rate presented is yield to maturity.

(h)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2012.

(i)	As of June 30, 2012, cost is $604,290,900 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$7,032,050
Gross unrealized depreciation	(1,507,812)

Net unrealized appreciation	$5,524,238

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

A$—Australian Dollar

C$—Canadian Dollar

M-378	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	9/14/12	Credit Suisse International	EUR	699,000	USD	884,297	USD	898

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	7/19/12	JPMorgan Chase Bank	AUD	8,054,000		7,839,230		(391,547)
Canadian Dollar vs. U.S. Dollar	9/20/12	JPMorgan Chase Bank	CAD	5,989,000		5,873,181		913
Euro vs. U.S. Dollar	9/14/12	Credit Suisse International	EUR	2,787,000		3,484,489		(44,895)
Pound Sterling vs. U.S. Dollar	9/12/12	Credit Suisse International	GBP	393,000		606,635		(8,747)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(443,378)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$14,012,593	$—	$14,012,593
Foreign Government Bonds	—	16,876,858	—	16,876,858
Mortgage-Backed Securities	—	13,243,400	—	13,243,400
U.S. Government & Federal Agencies	—	321,526,655	—	321,526,655
Yankee Bonds	—	9,242,986	—	9,242,986

Total Long-Term Bonds	—	374,902,492	—	374,902,492

Short-Term Investments
Repurchase Agreements	—	180,864,228	—	180,864,228
U.S. Government & Federal Agencies	—	54,048,418	—	54,048,418

Total Short-Term Investments	—	234,912,646	—	234,912,646

Total Investments in Securities	—	609,815,138	—	609,815,138

Other Financial Instruments
Futures Contracts Short (b)	17,009	—	—	17,009
Foreign Currency Forward Contracts (b)	—	1,811	—	1,811

Total Other Financial Instruments	17,009	1,811	—	18,820

Total Investments in Securities and Other Financial Instruments	$17,009	$609,816,949	$—	$609,833,958

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-379

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(445,189)	$—	$(445,189)

Total Other Financial Instruments	$—	$(445,189)	$—	$(445,189)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-380	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $423,426,672)	$428,950,910
Repurchase agreements, at value (identified cost $180,864,228)	180,864,228
Cash denominated in foreign currencies (identified cost $57,364)	57,895
Receivables:
Interest	1,593,517
Fund shares sold	1,137,129
Variation margin on futures contracts	9,487
Other assets	3,583
Unrealized appreciation on foreign currency forward contracts	1,811

Total assets	612,618,560

Liabilities
Payables:
Investments purchased on a delayed-delivery basis	228,355,992
Investment securities purchased	1,294,247
Broker for collateral held for open futures contracts (Note 2)	300,000
Manager (See Note 3)	137,733
NYLIFE Distributors (See Note 3)	74,967
Professional fees	67,739
Shareholder communication	23,029
Custodian	18,430
Fund shares redeemed	6,946
Accrued expenses	2,452
Unrealized depreciation on foreign currency forward contracts	445,189

Total liabilities	230,726,724

Net assets	$381,891,836

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,131
Additional paid-in capital	372,230,941

372,268,072
Undistributed net investment income	4,033,517
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	497,086
Net unrealized appreciation (depreciation) on investments and futures contracts	5,541,247
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(448,086)

Net assets	$381,891,836

Initial Class
Net assets applicable to outstanding shares	$9,391,825

Shares of beneficial interest outstanding	912,657

Net asset value per share outstanding	$10.29

Service Class
Net assets applicable to outstanding shares	$372,500,011

Shares of beneficial interest outstanding	36,218,806

Net asset value per share outstanding	$10.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-381

Statement of Operations for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,019,896

Expenses
Manager (See Note 3)	627,809
Distribution and service—Service Class (See Note 3)	306,162
Professional fees	68,328
Interest expense	37,064
Custodian	25,434
Shareholder communication	23,964
Trustees	3,327
Miscellaneous	5,125

Total expenses before waiver/reimbursement	1,097,213
Expense waiver/reimbursement from Manager (See Note 3)	(110,834)

Net expenses	986,379

Net investment income (loss)	4,033,517

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(128,547)
Futures transactions	(175,297)
Foreign currency transactions	800,930

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	497,086

Net change in unrealized appreciation (depreciation) on:
Investments	5,524,238
Futures contracts	17,009
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(448,086)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	5,093,161

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	5,590,247

Net increase (decrease) in net assets resulting from operations	$9,623,764

M-382	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,033,517
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	497,086
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	5,093,161

Net increase (decrease) in net assets resulting from operations	9,623,764

Capital share transactions:
Net proceeds from sale of shares	388,797,622
Cost of shares redeemed	(16,529,550)

Increase (decrease) in net assets derived from capital share transactions	372,268,072

Net increase (decrease) in net assets	381,891,836

Net Assets
Beginning of period	—

End of period	$381,891,836

Undistributed net investment income at end of period	$4,033,517

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-383

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.13
Net realized and unrealized gain (loss) on investments	0.15
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.29

Net asset value at end of period	$10.29

Total investment return	2.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.38	%††
Net expenses	0.63	%††(d)
Portfolio turnover rate	28	%(e)
Net assets at end of period (in 000’s)	$9,392

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expenses of 0.03% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions.
(e)	The portfolio turnover rate not including dollar rolls was 28% for the six months ended June 30, 2012.

	Service Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.12
Net realized and unrealized gain (loss) on investments	0.15
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.28

Net asset value at end of period	$10.28

Total investment return	2.90	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.21	%††
Net expenses	0.79	%††(d)
Expenses (before waiver/reimbursement)	0.88	%††(d)
Portfolio turnover rate	28	%(e)
Net assets at end of period (in 000’s)	$372,500

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Net of interest expenses of 0.03% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions.
(e)	The portfolio turnover rate not including dollar rolls was 28% for the six months ended June 30, 2012.

M-384	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	9.33%	5.16%	0.03%	5.10%	0.34%
Service Class Shares[3]	9.19	4.89	–0.22	4.83	0.59

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	9.49%	5.45%	0.22%	5.33%
Average Lipper Variable Products S&P 500 Index Objective Portfolio[5]	9.25	5.01	–0.19	5.00

1.	Performance figures reflect certain fee waivers, without which total returns may have been different. Current waivers are voluntary and may be discontinued at any time. Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.08% for Initial Class shares and 4.82% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses of Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products S&P 500 Index Objective Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index Objective portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-385

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,093.30	$1.51	$1,023.40	$1.46

Service Class Shares	$1,000.00	$1,091.90	$2.81	$1,022.20	$2.72

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.29% for Initial Class and 0.54% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-386	MainStay VP S&P 500 Index Portfolio

Industry Composition as of June 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	8.7%
Pharmaceuticals	5.9
Computers & Peripherals	5.3
IT Services	3.7
Software	3.6
Insurance	3.4
Media	3.2
Commercial Banks	2.8
Diversified Telecommunication Services	2.8
Beverages	2.7
Diversified Financial Services	2.7
Industrial Conglomerates	2.6
Aerospace & Defense	2.4
Food & Staples Retailing	2.3
Chemicals	2.2
Semiconductors & Semiconductor Equipment	2.2
Electric Utilities	2.1
Household Products	2.0
Real Estate Investment Trusts	2.0
Health Care Providers & Services	1.9
Specialty Retail	1.9
Tobacco	1.9
Hotels, Restaurants & Leisure	1.8
Internet Software & Services	1.8
Machinery	1.8
Capital Markets	1.7
Communications Equipment	1.7
Food Products	1.7
Health Care Equipment & Supplies	1.7
Energy Equipment & Services	1.6
Biotechnology	1.4
Multi-Utilities	1.3
Internet & Catalog Retail	1.0
Air Freight & Logistics	0.9

Consumer Finance	0.9%
Multiline Retail	0.8
Road & Rail	0.8
Metals & Mining	0.7
Textiles, Apparel & Luxury Goods	0.6
Electrical Equipment	0.5
Automobiles	0.4
Commercial Services & Supplies	0.4
Electronic Equipment & Instruments	0.4
Life Sciences Tools & Services	0.4
Auto Components	0.2
Household Durables	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Wireless Telecommunication Services	0.2
Airlines	0.1
Construction & Engineering	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	5.0
Other Assets, Less Liabilities	0.1

	100.0%

See Portfolio of Investments beginning on page M-389 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2012 (excluding short-term investments)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	Microsoft Corp.

4.	International Business Machines Corp.

5.	General Electric Co.
6.	AT&T, Inc.
7.	Chevron Corp.

8.	Johnson & Johnson

9.	Wells Fargo & Co.

10.	Coca-Cola Co. (The)

mainstayinvestments.com	M-387

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP S&P 500 Index Portfolio returned 9.33% for Initial Class shares and 9.19% for Service Class shares. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 9.25% return of the average Lipper1 Variable Products S&P 500 Index Objective Portfolio. Both share classes underperformed the 9.49% return of the S&P 500® Index1 for the six months ended June 30, 2012. The S&P 500® Index is the Portfolio’s broad-based securities-market index.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries that had the highest total returns were Internet & catalog retail, health care technology, and building products. The S&P 500® industries with the lowest total returns were diversified consumer services, metals & mining, and energy equipment & services.

During the reporting period, which S&P 500® industries made the strongest contributions to the Portfolio’s performance and which industries made the weakest contributions?

During the reporting period, the industries that made the greatest positive contributions to the Portfolio’s performance were computers & peripherals, media, and software. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were energy equipment & services; metals & mining; and oil, gas & consumable fuels.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were multiline retailer Sears Holdings, Internet catalog & retail company TripAdvisor and household durables company PulteGroup.

Over the same period, the S&P 500® Index stocks with the lowest total returns were oil, gas & consumable fuels company Alpha Natural Resources, semiconductor company First Solar, and software company Electronic Arts.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period, the individual S&P 500® stocks that made the strongest contributions to the Portfolio’s absolute performance were computers & peripherals company Apple, software company Microsoft, and diversified telecommunication services company AT&T.

Over the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s absolute performance were Internet software & services company Google, household products company Procter & Gamble, and computers & peripherals company Hewlett-Packard.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were eight additions to and eight deletions from the S&P 500® Index. In terms of index weight, significant additions included oil, gas & consumable fuels company Phillips 66, which spun off from ConocoPhillips during the reporting period, and biopharmaceutical company Alexion Pharmaceuticals. Significant deletions during the reporting period included pharmacy benefit manager Medco Health Solutions and oil, gas & consumable fuels company El Paso.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-388	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments††† June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 94.9%†
Aerospace & Defense 2.4%
Boeing Co. (The)	57,778	$4,292,905
General Dynamics Corp.	27,815	1,834,677
Goodrich Corp.	9,713	1,232,580
Honeywell International, Inc.	60,102	3,356,096
L-3 Communications Holdings, Inc.	7,515	556,185
Lockheed Martin Corp.	20,534	1,788,101
Northrop Grumman Corp.	19,400	1,237,526
Precision Castparts Corp.	11,209	1,843,768
Raytheon Co.	25,712	1,455,042
Rockwell Collins, Inc.	11,187	552,078
Textron, Inc.	21,619	537,665
United Technologies Corp.	70,298	5,309,608

		23,996,231

Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	12,543	734,142
Expeditors International of Washington, Inc.	16,384	634,880
FedEx Corp.	24,326	2,228,505
United Parcel Service, Inc. Class B	74,011	5,829,106

		9,426,633

Airlines 0.1%
Southwest Airlines Co.	59,215	545,962

Auto Components 0.2%
BorgWarner, Inc. (a)	8,841	579,881
Goodyear Tire & Rubber Co. (The) (a)	18,876	222,925
Johnson Controls, Inc.	52,467	1,453,861

		2,256,667

Automobiles 0.4%
Ford Motor Co.	294,376	2,823,066
Harley-Davidson, Inc.	17,858	816,646

		3,639,712

Beverages 2.7%
Beam, Inc.	12,156	759,628
Brown-Forman Corp. Class B	7,668	742,646
♦Coca-Cola Co. (The)	174,013	13,606,076
Coca-Cola Enterprises, Inc.	23,143	648,930
Constellation Brands, Inc. Class A (a)	11,759	318,199
Dr. Pepper Snapple Group, Inc.	16,340	714,875
Molson Coors Brewing Co. Class B	12,124	504,480
Monster Beverage Corp. (a)	11,821	841,655
PepsiCo., Inc.	120,637	8,524,210

		26,660,699

Biotechnology 1.4%
Alexion Pharmaceuticals, Inc. (a)	14,817	1,471,328
Amgen, Inc.	59,989	4,381,597

	Shares	Value

Biotechnology (continued)
Biogen Idec, Inc. (a)	18,479	$2,667,998
Celgene Corp. (a)	33,978	2,180,028
Gilead Sciences, Inc. (a)	58,416	2,995,573

		13,696,524

Building Products 0.0%‡
Masco Corp.	27,545	382,049

Capital Markets 1.7%
Ameriprise Financial, Inc.	16,863	881,260
Bank of New York Mellon Corp. (The)	92,000	2,019,400
BlackRock, Inc.	9,885	1,678,671
Charles Schwab Corp. (The)	83,466	1,079,215
E*TRADE Financial Corp. (a)	19,612	157,681
Federated Investors, Inc. Class B	7,152	156,271
Franklin Resources, Inc.	10,955	1,215,896
Goldman Sachs Group, Inc. (The)	37,941	3,637,024
Invesco, Ltd.	34,573	781,350
Legg Mason, Inc.	9,693	255,604
Morgan Stanley	117,468	1,713,858
Northern Trust Corp.	18,601	856,018
State Street Corp.	37,688	1,682,392
T. Rowe Price Group, Inc.	19,677	1,238,864

		17,353,504

Chemicals 2.2%
Air Products & Chemicals, Inc.	16,309	1,316,626
Airgas, Inc.	5,339	448,529
CF Industries Holdings, Inc.	5,063	980,906
Dow Chemical Co. (The)	92,206	2,904,489
E.I. du Pont de Nemours & Co.	72,279	3,655,149
Eastman Chemical Co.	10,640	535,937
Ecolab, Inc.	22,538	1,544,529
FMC Corp.	10,578	565,711
International Flavors & Fragrances, Inc.	6,253	342,664
Monsanto Co.	41,147	3,406,149
Mosaic Co. (The)	22,973	1,258,002
PPG Industries, Inc.	11,747	1,246,592
Praxair, Inc.	23,039	2,505,030
Sherwin-Williams Co. (The)	6,612	875,098
Sigma-Aldrich Corp.	9,325	689,397

		22,274,808

Commercial Banks 2.8%
BB&T Corp.	53,890	1,662,506
Comerica, Inc.	15,170	465,871
Fifth Third Bancorp	70,969	950,985
First Horizon National Corp.	19,489	168,580
Huntington Bancshares, Inc.	66,697	426,861
KeyCorp	73,520	569,045

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-389

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
M&T Bank Corp.	9,762	$806,048
PNC Financial Services Group, Inc.	40,788	2,492,555
Regions Financial Corp.	108,948	735,399
SunTrust Banks, Inc.	41,512	1,005,836
U.S. Bancorp	146,108	4,698,833
♦Wells Fargo & Co.	409,889	13,706,688
Zions Bancorp.	14,208	275,919

		27,965,126

Commercial Services & Supplies 0.4%
Avery Dennison Corp.	7,994	218,556
Cintas Corp.	8,510	328,571
Iron Mountain, Inc.	13,206	435,270
Pitney Bowes, Inc.	15,444	231,197
R.R. Donnelley & Sons Co.	13,905	163,662
Republic Services, Inc.	24,274	642,290
Stericycle, Inc. (a)	6,563	601,630
Waste Management, Inc.	35,688	1,191,979

		3,813,155

Communications Equipment 1.7%
Cisco Systems, Inc.	413,203	7,094,696
F5 Networks, Inc. (a)	6,124	609,705
Harris Corp.	8,777	367,317
JDS Uniphase Corp. (a)	17,858	196,438
Juniper Networks, Inc. (a)	40,847	666,215
Motorola Solutions, Inc.	22,528	1,083,822
QUALCOMM, Inc.	132,231	7,362,622

		17,380,815

Computers & Peripherals 5.3%
♦Apple, Inc. (a)	72,126	42,121,584
Dell, Inc. (a)	114,674	1,435,719
EMC Corp. (a)	161,961	4,151,060
Hewlett-Packard Co.	152,522	3,067,217
Lexmark International, Inc. Class A	5,487	145,844
NetApp, Inc. (a)	27,992	890,705
SanDisk Corp. (a)	18,795	685,642
Seagate Technology PLC	14,586	360,712
Western Digital Corp. (a)	18,051	550,195

		53,408,678

Construction & Engineering 0.1%
Fluor Corp.	13,045	643,640
Jacobs Engineering Group, Inc. (a)	9,953	376,821
Quanta Services, Inc. (a)	16,432	395,518

		1,415,979

Construction Materials 0.0%‡
Vulcan Materials Co.	9,981	396,346

	Shares	Value

Consumer Finance 0.9%
American Express Co.	77,235	$4,495,849
Capital One Financial Corp.	44,765	2,446,855
Discover Financial Services	40,906	1,414,529
SLM Corp.	37,622	591,042

		8,948,275

Containers & Packaging 0.1%
Ball Corp.	12,086	496,130
Bemis Co., Inc.	7,952	249,215
Owens-Illinois, Inc. (a)	12,722	243,881
Sealed Air Corp.	14,972	231,168

		1,220,394

Distributors 0.1%
Genuine Parts Co.	12,026	724,567

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	7,770	281,196
DeVry, Inc.	4,546	140,790
H&R Block, Inc.	21,131	337,673

		759,659

Diversified Financial Services 2.7%
Bank of America Corp.	831,261	6,799,715
Citigroup, Inc.	226,172	6,199,374
CME Group, Inc. Class A	5,127	1,374,600
IntercontinentalExchange, Inc. (a)	5,611	762,984
JPMorgan Chase & Co.	293,627	10,491,293
Leucadia National Corp.	15,281	325,027
Moody’s Corp.	15,252	557,461
NASDAQ OMX Group, Inc. (The)	9,443	214,073
NYSE Euronext	19,592	501,163

		27,225,690

Diversified Telecommunication Services 2.8%
♦AT&T, Inc.	452,243	16,126,985
CenturyLink, Inc.	47,919	1,892,321
Frontier Communications Corp.	77,015	294,968
Verizon Communications, Inc.	219,143	9,738,715
Windstream Corp.	45,383	438,400

		28,491,389

Electric Utilities 2.1%
American Electric Power Co., Inc.	37,358	1,490,584
Duke Energy Corp.	103,215	2,380,138
Edison International	25,131	1,161,052
Entergy Corp.	13,665	927,717
Exelon Corp.	65,751	2,473,553
FirstEnergy Corp.	32,259	1,586,820
NextEra Energy, Inc.	32,171	2,213,686
Northeast Utilities	24,190	938,814
Pepco Holdings, Inc.	17,608	344,589
Pinnacle West Capital Corp.	8,445	436,944

M-390	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electric Utilities (continued)
PPL Corp.	44,740	$1,244,219
Progress Energy, Inc.	22,834	1,373,922
Southern Co.	67,006	3,102,378
Xcel Energy, Inc.	37,560	1,067,080

		20,741,496

Electrical Equipment 0.5%
Cooper Industries PLC	12,270	836,569
Emerson Electric Co.	56,587	2,635,822
Rockwell Automation, Inc.	11,009	727,254
Roper Industries, Inc.	7,515	740,829

		4,940,474

Electronic Equipment & Instruments 0.4%
Amphenol Corp. Class A	12,497	686,335
Corning, Inc.	117,060	1,513,586
FLIR Systems, Inc.	11,894	231,933
Jabil Circuit, Inc.	14,029	285,210
Molex, Inc.	10,611	254,027
TE Connectivity, Ltd.	32,981	1,052,424

		4,023,515

Energy Equipment & Services 1.6%
Baker Hughes, Inc.	33,822	1,390,084
Cameron International Corp. (a)	18,998	811,405
Diamond Offshore Drilling, Inc.	5,362	317,055
FMC Technologies, Inc. (a)	18,444	723,558
Halliburton Co.	71,196	2,021,255
Helmerich & Payne, Inc.	8,286	360,275
Nabors Industries, Ltd. (a)	22,393	322,459
National-Oilwell Varco, Inc.	32,876	2,118,530
Noble Corp. (a)	19,468	633,294
Rowan Cos. PLC (a)	9,579	309,689
Schlumberger, Ltd.	102,864	6,676,902

		15,684,506

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	33,349	3,168,155
CVS Caremark Corp.	98,849	4,619,214
Kroger Co. (The)	43,271	1,003,454
Safeway, Inc.	18,543	336,555
Sysco Corp.	45,183	1,346,905
Wal-Mart Stores, Inc.	133,105	9,280,081
Walgreen Co.	66,548	1,968,490
Whole Foods Market, Inc.	12,602	1,201,223

		22,924,077

Food Products 1.7%
Archer-Daniels-Midland Co.	50,795	1,499,468
Campbell Soup Co.	13,650	455,637
ConAgra Foods, Inc.	32,039	830,771
D.E Master Blenders 1753 N.V. (a)	23,803	268,393

	Shares	Value

Food Products (continued)
Dean Foods Co. (a)	14,231	$242,354
General Mills, Inc.	49,930	1,924,302
H.J. Heinz Co.	24,675	1,341,827
Hershey Co. (The)	11,731	844,984
Hillshire Brands Co.	4,760	137,992
Hormel Foods Corp.	10,575	321,692
J.M. Smucker Co. (The)	8,745	660,422
Kellogg Co.	19,025	938,503
Kraft Foods, Inc. Class A	136,760	5,281,671
McCormick & Co., Inc.	10,228	620,328
Mead Johnson Nutrition Co.	15,727	1,266,181
Tyson Foods, Inc. Class A	22,274	419,420

		17,053,945

Gas Utilities 0.1%
AGL Resources, Inc.	9,049	350,649
ONEOK, Inc.	16,033	678,356

		1,029,005

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	42,470	2,257,280
Becton, Dickinson & Co.	15,635	1,168,716
Boston Scientific Corp. (a)	110,249	625,112
C.R. Bard, Inc.	6,474	695,567
CareFusion Corp. (a)	17,118	439,590
Covidien PLC	37,201	1,990,253
DENTSPLY International, Inc.	10,934	413,415
Edwards Lifesciences Corp. (a)	8,840	913,172
Intuitive Surgical, Inc. (a)	3,064	1,696,813
Medtronic, Inc.	80,266	3,108,702
St. Jude Medical, Inc.	24,207	966,101
Stryker Corp.	24,976	1,376,178
Varian Medical Systems, Inc. (a)	8,601	522,683
Zimmer Holdings, Inc.	13,586	874,395

		17,047,977

Health Care Providers & Services 1.9%
Aetna, Inc.	26,797	1,038,920
AmerisourceBergen Corp.	19,345	761,226
Cardinal Health, Inc.	26,695	1,121,190
CIGNA Corp.	22,240	978,560
Coventry Health Care, Inc.	11,019	350,294
DaVita, Inc. (a)	7,252	712,219
Express Scripts Holding Co. (a)	62,131	3,468,774
Humana, Inc.	12,587	974,737
Laboratory Corp. of America Holdings (a)	7,467	691,519
McKesson Corp.	18,157	1,702,219
Patterson Cos., Inc.	6,762	233,086
Quest Diagnostics, Inc.	12,237	732,996
Tenet Healthcare Corp. (a)	31,919	167,255
UnitedHealth Group, Inc.	80,024	4,681,404
WellPoint, Inc.	25,519	1,627,857

		19,242,256

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-391

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Health Care Technology 0.1%
Cerner Corp. (a)	11,307	$934,637

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	34,954	1,197,874
Chipotle Mexican Grill, Inc. (a)	2,447	929,738
Darden Restaurants, Inc.	9,924	502,452
International Game Technology	22,770	358,627
Marriott International, Inc. Class A	20,426	800,699
McDonald’s Corp.	78,388	6,939,690
Starbucks Corp.	58,507	3,119,593
Starwood Hotels & Resorts Worldwide, Inc.	15,246	808,648
Wyndham Worldwide Corp.	11,255	593,589
Wynn Resorts, Ltd.	6,125	635,285
Yum! Brands, Inc.	35,525	2,288,520

		18,174,715

Household Durables 0.2%
D.R. Horton, Inc.	21,611	397,210
Harman International Industries, Inc.	5,437	215,305
Leggett & Platt, Inc.	10,813	228,479
Lennar Corp. Class A	12,552	387,982
Newell Rubbermaid, Inc.	22,361	405,629
PulteGroup, Inc. (a)	26,042	278,649
Whirlpool Corp.	5,959	364,453

		2,277,707

Household Products 2.0%
Clorox Co. (The)	10,033	726,991
Colgate-Palmolive Co.	36,812	3,832,129
Kimberly-Clark Corp.	30,246	2,533,707
Procter & Gamble Co. (The)	211,358	12,945,678

		20,038,505

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The) (a)	49,728	638,010
NRG Energy, Inc. (a)	17,565	304,929

		942,939

Industrial Conglomerates 2.6%
3M Co.	53,522	4,795,571
Danaher Corp.	44,352	2,309,852
♦General Electric Co.	817,270	17,031,907
Tyco International, Ltd.	35,703	1,886,904

		26,024,234

Insurance 3.4%
ACE, Ltd.	26,125	1,936,646
Aflac, Inc.	36,071	1,536,264
Allstate Corp. (The)	37,901	1,329,946
American International Group, Inc. (a)	49,330	1,583,000
Aon PLC	25,179	1,177,873
Assurant, Inc.	6,614	230,432

	Shares	Value

Insurance (continued)
Berkshire Hathaway, Inc. Class B (a)	135,648	$11,303,548
Chubb Corp. (The)	20,823	1,516,331
Cincinnati Financial Corp.	12,521	476,674
Genworth Financial, Inc. Class A (a)	37,912	214,582
Hartford Financial Services Group, Inc. (The)	34,006	599,526
Lincoln National Corp.	22,016	481,490
Loews Corp.	23,570	964,249
Marsh & McLennan Cos., Inc.	42,086	1,356,432
MetLife, Inc.	81,920	2,527,232
Principal Financial Group, Inc.	23,151	607,251
Progressive Corp. (The)	47,029	979,614
Prudential Financial, Inc.	36,176	1,752,003
Torchmark Corp.	7,594	383,877
Travelers Cos., Inc. (The)	30,009	1,915,774
Unum Group	22,049	421,797
XL Group PLC	24,044	505,886

		33,800,427

Internet & Catalog Retail 1.0%
Amazon.com, Inc. (a)	27,801	6,348,358
Expedia, Inc.	6,960	334,567
Netflix, Inc. (a)	4,282	293,189
Priceline.com, Inc. (a)	3,838	2,550,428
TripAdvisor, Inc. (a)	7,350	328,471

		9,855,013

Internet Software & Services 1.8%
Akamai Technologies, Inc. (a)	13,822	438,849
eBay, Inc. (a)	88,643	3,723,892
Google, Inc. Class A (a)	19,615	11,378,073
VeriSign, Inc. (a)	12,186	530,944
Yahoo!, Inc. (a)	94,004	1,488,083

		17,559,841

IT Services 3.7%
Accenture PLC Class A	49,710	2,987,074
Automatic Data Processing, Inc.	37,726	2,099,829
Cognizant Technology Solutions Corp. Class A (a)	23,487	1,409,220
Computer Sciences Corp.	11,972	297,145
Fidelity National Information Services, Inc.	18,419	627,720
Fiserv, Inc. (a)	10,528	760,332
♦International Business Machines Corp.	88,974	17,401,535
MasterCard, Inc. Class A	8,189	3,522,171
Paychex, Inc.	24,889	781,763
SAIC, Inc.	21,341	258,653
Teradata Corp. (a)	13,013	937,066
Total System Services, Inc.	12,397	296,660
Visa, Inc. Class A	38,409	4,748,505
Western Union Co. (The)	47,280	796,195

		36,923,868

M-392	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Leisure Equipment & Products 0.1%
Hasbro, Inc.	9,002	$304,898
Mattel, Inc.	26,271	852,231

		1,157,129

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	26,805	1,051,828
Life Technologies Corp. (a)	13,775	619,737
PerkinElmer, Inc.	8,785	226,653
Thermo Fisher Scientific, Inc.	28,332	1,470,714
Waters Corp. (a)	6,855	544,767

		3,913,699

Machinery 1.8%
Caterpillar, Inc.	50,318	4,272,501
Cummins, Inc.	14,824	1,436,594
Deere & Co.	30,679	2,481,011
Dover Corp.	14,165	759,386
Eaton Corp.	26,048	1,032,282
Flowserve Corp.	4,216	483,786
Illinois Tool Works, Inc.	36,821	1,947,463
Ingersoll-Rand PLC	23,042	971,912
Joy Global, Inc.	8,164	463,144
PACCAR, Inc.	27,513	1,078,234
Pall Corp.	8,932	489,563
Parker Hannifin Corp.	11,651	895,729
Snap-On, Inc.	4,482	279,004
Stanley Black & Decker, Inc.	13,182	848,394
Xylem, Inc.	14,303	360,006

		17,799,009

Media 3.2%
Cablevision Systems Corp. Class A	16,520	219,551
CBS Corp. Class B	49,994	1,638,803
Comcast Corp. Class A	207,969	6,648,769
DIRECTV Class A (a)	50,523	2,466,533
Discovery Communications, Inc. Class A (a)	19,666	1,061,964
Gannett Co., Inc.	18,123	266,952
Interpublic Group of Cos., Inc. (The)	34,174	370,788
McGraw-Hill Cos., Inc. (The)	21,575	970,875
News Corp. Class A	162,507	3,622,281
Omnicom Group, Inc.	21,026	1,021,864
Scripps Networks Interactive Class A	7,150	406,549
Time Warner Cable, Inc.	24,104	1,978,938
Time Warner, Inc.	74,043	2,850,656
Viacom, Inc. Class B	40,713	1,914,325
Walt Disney Co. (The)	137,868	6,686,598
Washington Post Co. Class B	370	138,313

		32,263,759

	Shares	Value

Metals & Mining 0.7%
Alcoa, Inc.	82,280	$719,950
Allegheny Technologies, Inc.	8,262	263,475
Cliffs Natural Resources, Inc.	10,990	541,697
Freeport-McMoRan Copper & Gold, Inc.	73,210	2,494,265
Newmont Mining Corp.	38,224	1,854,246
Nucor Corp.	24,456	926,882
Titanium Metals Corp.	6,351	71,830
United States Steel Corp.	11,108	228,825

		7,101,170

Multi-Utilities 1.3%
Ameren Corp.	18,716	627,735
CenterPoint Energy, Inc.	32,960	681,283
CMS Energy Corp.	20,078	471,833
Consolidated Edison, Inc.	22,593	1,405,059
Dominion Resources, Inc.	44,083	2,380,482
DTE Energy Co.	13,122	778,528
Integrys Energy Group, Inc.	6,010	341,789
NiSource, Inc.	21,913	542,347
PG&E Corp.	32,576	1,474,716
Public Service Enterprise Group, Inc.	39,022	1,268,215
SCANA Corp.	8,979	429,555
Sempra Energy	18,505	1,274,624
TECO Energy, Inc.	16,646	300,627
Wisconsin Energy Corp.	17,776	703,396

		12,680,189

Multiline Retail 0.8%
Big Lots, Inc. (a)	4,914	200,442
Dollar Tree, Inc. (a)	17,892	962,590
Family Dollar Stores, Inc.	9,004	598,586
J.C. Penney Co., Inc.	11,297	263,333
Kohl’s Corp.	18,496	841,383
Macy’s, Inc.	31,868	1,094,666
Nordstrom, Inc.	12,355	613,920
Sears Holdings Corp. (a)	2,956	176,473
Target Corp.	51,002	2,967,806

		7,719,199

Office Electronics 0.1%
Xerox Corp.	103,959	818,157

Oil, Gas & Consumable Fuels 8.7%
Alpha Natural Resources, Inc. (a)	16,991	147,992
Anadarko Petroleum Corp.	38,534	2,550,951
Apache Corp.	30,147	2,649,620
Cabot Oil & Gas Corp.	16,185	637,689
Chesapeake Energy Corp.	51,090	950,274
♦Chevron Corp.	152,201	16,057,206
ConocoPhillips	97,542	5,450,647
CONSOL Energy, Inc.	17,552	530,772
Denbury Resources, Inc. (a)	30,132	455,295

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-393

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	31,193	$1,808,882
EOG Resources, Inc.	20,795	1,873,837
EQT Corp.	11,537	618,729
♦ExxonMobil Corp.	360,696	30,864,757
Hess Corp.	23,452	1,018,989
Kinder Morgan, Inc.	38,953	1,255,066
Marathon Oil Corp.	54,405	1,391,136
Marathon Petroleum Corp.	26,282	1,180,587
Murphy Oil Corp.	14,977	753,193
Newfield Exploration Co. (a)	10,398	304,765
Noble Energy, Inc.	13,714	1,163,221
Occidental Petroleum Corp.	62,562	5,365,943
Peabody Energy Corp.	21,011	515,190
Phillips 66 (a)	48,230	1,603,165
Pioneer Natural Resources Co.	9,489	837,025
QEP Resources, Inc.	13,760	412,387
Range Resources Corp.	12,510	773,994
Southwestern Energy Co. (a)	26,854	857,448
Spectra Energy Corp.	50,349	1,463,142
Sunoco, Inc.	8,168	387,980
Tesoro Corp. (a)	10,825	270,192
Valero Energy Corp.	42,646	1,029,901
Williams Cos., Inc.	48,260	1,390,853
WPX Energy, Inc. (a)	15,328	248,007

		86,818,835

Paper & Forest Products 0.1%
International Paper Co.	33,714	974,672
MeadWestvaco Corp.	13,294	382,202

		1,356,874

Personal Products 0.2%
Avon Products, Inc.	33,307	539,906
Estee Lauder Cos., Inc. (The) Class A	17,391	941,201

		1,481,107

Pharmaceuticals 5.9%
Abbott Laboratories	121,364	7,824,337
Allergan, Inc.	23,721	2,195,853
Bristol-Myers Squibb Co.	130,288	4,683,854
Eli Lilly & Co.	78,768	3,379,935
Forest Laboratories, Inc. (a)	20,494	717,085
Hospira, Inc. (a)	12,738	445,575
♦Johnson & Johnson	211,842	14,312,045
Merck & Co., Inc.	234,611	9,795,009
Mylan, Inc. (a)	33,064	706,578
Perrigo Co.	7,206	849,804
Pfizer, Inc.	577,598	13,284,754
Watson Pharmaceuticals, Inc. (a)	9,828	727,174

		58,922,003

	Shares	Value

Professional Services 0.1%
Dun & Bradstreet Corp.	3,692	$262,760
Equifax, Inc.	9,286	432,728
Robert Half International, Inc.	11,029	315,098

		1,010,586

Real Estate Investment Trusts 2.0%
American Tower Corp.	30,436	2,127,781
Apartment Investment & Management Co. Class A	10,918	295,114
AvalonBay Communities, Inc.	7,355	1,040,585
Boston Properties, Inc.	11,556	1,252,324
Equity Residential	23,189	1,446,066
HCP, Inc.	32,358	1,428,606
Health Care REIT, Inc.	16,493	961,542
Host Hotels & Resorts, Inc.	55,414	876,649
Kimco Realty Corp.	31,388	597,314
Plum Creek Timber Co., Inc.	12,457	494,543
ProLogis, Inc.	35,513	1,180,097
Public Storage	10,979	1,585,477
Simon Property Group, Inc.	23,379	3,639,175
Ventas, Inc.	22,294	1,407,197
Vornado Realty Trust	14,320	1,202,594
Weyerhaeuser Co.	41,456	926,956

		20,462,020

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	25,295	413,826

Road & Rail 0.8%
CSX Corp.	80,156	1,792,288
Norfolk Southern Corp.	25,128	1,803,437
Ryder System, Inc.	3,955	142,420
Union Pacific Corp.	36,733	4,382,614

		8,120,759

Semiconductors & Semiconductor Equipment 2.2%
Advanced Micro Devices, Inc. (a)	45,443	260,388
Altera Corp.	24,886	842,142
Analog Devices, Inc.	23,012	866,862
Applied Materials, Inc.	98,865	1,132,993
Broadcom Corp. Class A (a)	38,251	1,292,884
First Solar, Inc. (a)	4,551	68,538
Intel Corp.	388,066	10,341,959
KLA-Tencor Corp.	12,907	635,670
Lam Research Corp. (a)	15,539	586,442
Linear Technology Corp.	17,757	556,327
LSI Corp. (a)	43,883	279,535
Microchip Technology, Inc.	14,932	493,950
Micron Technology, Inc. (a)	76,335	481,674
NVIDIA Corp. (a)	47,731	659,642
Teradyne, Inc. (a)	14,399	202,450

M-394	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	88,270	$2,532,466
Xilinx, Inc.	20,356	683,351

		21,917,273

Software 3.6%
Adobe Systems, Inc. (a)	38,269	1,238,768
Autodesk, Inc. (a)	17,726	620,233
BMC Software, Inc. (a)	12,425	530,299
CA, Inc.	27,297	739,476
Citrix Systems, Inc. (a)	14,362	1,205,546
Electronic Arts, Inc. (a)	24,518	302,797
Intuit, Inc.	22,652	1,344,396
♦Microsoft Corp.	576,721	17,641,895
Oracle Corp.	299,329	8,890,071
Red Hat, Inc. (a)	14,876	840,197
Salesforce.com, Inc. (a)	10,645	1,471,778
Symantec Corp. (a)	55,595	812,243

		35,637,699

Specialty Retail 1.9%
Abercrombie & Fitch Co. Class A	6,368	217,403
AutoNation, Inc. (a)	3,206	113,108
AutoZone, Inc. (a)	2,057	755,269
Bed Bath & Beyond, Inc. (a)	17,933	1,108,259
Best Buy Co., Inc.	21,380	448,125
Carmax, Inc. (a)	17,602	456,596
GameStop Corp. Class A	10,050	184,518
Gap, Inc. (The)	25,660	702,058
Home Depot, Inc. (The)	118,068	6,256,423
Limited Brands, Inc.	18,638	792,674
Lowe’s Cos., Inc.	90,766	2,581,385
O’Reilly Automotive, Inc. (a)	9,726	814,747
Ross Stores, Inc.	17,400	1,086,978
Staples, Inc.	53,159	693,725
Tiffany & Co.	9,775	517,586
TJX Cos., Inc.	57,153	2,453,578
Urban Outfitters, Inc. (a)	8,601	237,302

		19,419,734

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	22,166	1,296,268
Fossil, Inc. (a)	4,013	307,155
NIKE, Inc. Class B	28,285	2,482,857
Ralph Lauren Corp.	5,006	701,140
VF Corp.	6,677	891,046

		5,678,466

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	40,738	259,501
People’s United Financial, Inc.	27,454	318,741

		578,242

	Shares	Value

Tobacco 1.9%
Altria Group, Inc.	156,958	$5,422,899
Lorillard, Inc.	10,067	1,328,341
Philip Morris International, Inc.	131,559	11,479,838
Reynolds American, Inc.	25,569	1,147,281

		19,378,359

Trading Companies & Distributors 0.2%
Fastenal Co.	22,780	918,262
W.W. Grainger, Inc.	4,707	900,167

		1,818,429

Wireless Telecommunication Services 0.2%
Crown Castle International Corp. (a)	19,889	1,166,689
MetroPCS Communications, Inc. (a)	22,692	137,287
Sprint Nextel Corp. (a)	231,316	754,090

		2,058,066

Total Common Stocks (Cost $545,282,495)		949,726,588	(b)

	Principal Amount
Short-Term Investments 5.0%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $77,930 (Collateralized by a Federal National Mortgage Association security with a rate of 0.74% and a maturity date of 6/4/15, with a Principal Amount of $80,000 and a Market Value of $80,074)	$77,930	77,930

Total Repurchase Agreement (Cost $77,930)		77,930

U.S. Government 5.0%
United States Treasury Bills
0.081%, due 10/4/12 (d)	45,300,000	45,290,215
0.101%, due 10/25/12 (c)(d)	4,500,000	4,498,529

Total U.S. Government (Cost $49,789,987)		49,788,744

Total Short-Term Investments (Cost $49,867,917)		49,866,674

Total Investments (Cost $595,150,412)	99.9%	999,593,262
Other Assets, Less Liabilities	0.1	998,809
Net Assets	100.0%	$1,000,592,071

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-395

Portfolio of Investments††† June 30, 2012 (Unaudited) (continued)

	Contracts Long	Unrealized Appreciation (Depreciation)(e)
Futures Contracts 0.1%
Standard & Poor’s 500 Index Mini September 2012	735	$1,363,467

Total Futures Contracts (Settlement Value $49,847,700) (b)		$1,363,467

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

(c)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.
(d)	Interest rate presented is yield to maturity.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2012.

(f)	As of June 30, 2012, cost is $621,295,467 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$453,256,444
Gross unrealized depreciation	(74,958,649)

Net unrealized appreciation	$378,297,795

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$949,726,588	$—	$—	$949,726,588
Short-Term Investments
Repurchase Agreement	—	77,930	—	77,930
U.S. Government	—	49,788,744	—	49,788,744

Total Short-Term Investments	—	49,866,674	—	49,866,674

Total Investments in Securities	949,726,588	49,866,674	—	999,593,262

Other Financial Instruments
Futures Contracts Long (b)	1,363,467	—	—	1,363,467

Total Investments in Securities and Other Financial Instruments	$951,090,055	$49,866,674	$—	$1,000,956,729

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

M-396	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2012
Common Stocks
Specialty Retail	$21	$—	$(5,969)	$9,171	$—	$(3,223)	$—	$—	$—	$—
Convertible Preferred Stocks
Specialty Retail	21	—	(222)	259	—	(58)	—	—	—	—

Total	$42	$—	$(6,191)	$9,430	$—	$(3,281)	$—	$—	$—	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-397

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $595,150,412)	$999,593,262
Cash	71,409
Receivables:
Variation margin on futures contracts	1,265,038
Dividends and interest	1,233,152
Fund shares sold	641,358
Investment securities sold	41,924
Other assets	8,717

Total assets	1,002,854,860

Liabilities
Payables:
Investment securities purchased	1,171,959
Fund shares redeemed	626,099
Manager (See Note 3)	201,359
Shareholder communication	138,379
NYLIFE Distributors (See Note 3)	47,853
Professional fees	47,468
Custodian	2,918
Accrued expenses	26,754

Total liabilities	2,262,789

Net assets	$1,000,592,071

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$36,038
Additional paid-in capital	684,904,553

684,940,591
Undistributed net investment income	24,067,367
Accumulated net realized gain (loss) on investments and futures transactions	(114,222,204)
Net unrealized appreciation (depreciation) on investments and futures contracts	405,806,317

Net assets	$1,000,592,071

Initial Class
Net assets applicable to outstanding shares	$760,383,498

Shares of beneficial interest outstanding	27,358,234

Net asset value per share outstanding	$27.79

Service Class
Net assets applicable to outstanding shares	$240,208,573

Shares of beneficial interest outstanding	8,680,062

Net asset value per share outstanding	$27.67

M-398	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$10,148,486
Interest	11,899

Total income	10,160,385

Expenses
Manager (See Note 3)	1,456,744
Distribution and service—Service Class (See Note 3)	297,708
Shareholder communication	78,844
Professional fees	44,806
Custodian	18,729
Trustees	13,603
Miscellaneous	22,105

Total expenses before waiver/reimbursement	1,932,539
Expense waiver/reimbursement from Manager (See Note 3)	(242,877)

Net expenses	1,689,662

Net investment income (loss)	8,470,723

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	589,047
Futures transactions	2,670,628

Net realized gain (loss) on investments and futures transactions	3,259,675

Net change in unrealized appreciation (depreciation) on:
Investments	70,465,069
Futures contracts	977,742

Net change in unrealized appreciation (depreciation) on investments and futures contracts	71,442,811

Net realized and unrealized gain (loss) on investments and futures transactions	74,702,486

Net increase (decrease) in net assets resulting from operations	$83,173,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-399

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,470,723	$15,598,215
Net realized gain (loss) on investments and futures transactions	3,259,675	16,160,462
Net change in unrealized appreciation (depreciation) on investments and futures contracts	71,442,811	(14,243,163)

Net increase (decrease) in net assets resulting from operations	83,173,209	17,515,514

Dividends to shareholders:
From net investment income:
Initial Class	—	(11,366,034)
Service Class	—	(3,431,463)

Total dividends to shareholders	—	(14,797,497)

Capital share transactions:
Net proceeds from sale of shares	173,143,388	30,643,617
Net asset value of shares issued to shareholders in reinvestment of dividends	—	14,797,497
Cost of shares redeemed	(126,667,324)	(139,430,511)

Increase (decrease) in net assets derived from capital share transactions	46,476,064	(93,989,397)

Net increase (decrease) in net assets	129,649,273	(91,271,380)

Net Assets
Beginning of period	870,942,798	962,214,178

End of period	$1,000,592,071	$870,942,798

Undistributed net investment income at end of period	$24,067,367	$15,596,644

M-400	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$25.42		$25.45	$22.58	$18.35	$30.05	$29.01

Net investment income (loss) (a)	0.25		0.45	0.40	0.39	0.51	0.53
Net realized and unrealized gain (loss) on investments	2.12		(0.03)	2.90	4.40	(11.61)	1.00

Total from investment operations	2.37		0.42	3.30	4.79	(11.10)	1.53

Less dividends:
From net investment income	—		(0.45)	(0.43)	(0.56)	(0.60)	(0.49)

Net asset value at end of period	$27.79		$25.42	$25.45	$22.58	$18.35	$30.05

Total investment return	9.32	%(b)(c)	1.85%	14.73%	26.26%	(37.01%)	5.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.81	%††	1.75%	1.71%	1.99%	2.04%	1.73%
Net expenses	0.29	%††	0.29%	0.30%	0.30%	0.30%	0.28%
Expenses (before waiver/reimbursement)	0.34	%††	0.34%	0.35%	0.35%	0.35%	0.33%
Portfolio turnover rate	1%		4%	4%	15%	5%	4%
Net assets at end of period (in 000’s)	$760,383		$644,141	$719,103	$709,736	$630,244	$1,134,325

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$25.34		$25.36	$22.52	$18.30	$29.91	$28.90

Net investment income (loss) (a)	0.21		0.39	0.34	0.34	0.45	0.45
Net realized and unrealized gain (loss) on investments	2.12		(0.03)	2.88	4.38	(11.54)	0.99

Total from investment operations	2.33		0.36	3.22	4.72	(11.09)	1.44

Less dividends:
From net investment income	—		(0.38)	(0.38)	(0.50)	(0.52)	(0.43)

Net asset value at end of period	$27.67		$25.34	$25.36	$22.52	$18.30	$29.91

Total investment return	9.19	%(b)	1.59%	14.44%	25.95%	(37.17%)	4.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54	%††	1.50%	1.46%	1.74%	1.79%	1.49%
Net expenses	0.54	%††	0.54%	0.55%	0.55%	0.55%	0.53%
Expenses (before waiver/reimbursement)	0.59	%††	0.59%	0.60%	0.60%	0.60%	0.58%
Portfolio turnover rate	1%		4%	4%	15%	5%	4%
Net assets at end of period (in 000’s)	$240,209		$226,802	$243,111	$220,788	$179,715	$301,185

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-401

MainStay VP T. Rowe Price Equity Income Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–0.50%	0.80%
Service Class Shares	–0.59	1.05

Benchmark Performance	Since Inception (2/17/12)
S&P 500® Index[3]	0.86%
Average Lipper Variable Products Equity Income Portfolio[4]	0.38

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-402	MainStay VP T. Rowe Price Equity Income Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 17, 2012, to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 17, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 2/17/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[2]

Initial Class Shares[3]	$1,000.00	$995.00	$2.92	$1,015.40	$2.95

Service Class Shares[3]	$1,000.00	$994.10	$3.83	$1,014.50	$3.87

1.	The inception date of the Portfolio.
2.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 134 (to reflect the since-inception period which took place after the close of business on February 17, 2012). The table above represents the actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2012. Had these shares been offered for the full six-month period ended June 30, 2012, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.02 for Initial Class and $5.27 for Service Class and the ending account value would have been $1,020.90 for Initial Class and $1,019.60 for Service Class.

mainstayinvestments.com	M-403

Industry Composition as of June 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	11.3%
Commercial Banks	5.7
Electric Utilities	5.5
Media	5.4
Pharmaceuticals	4.7
Industrial Conglomerates	4.3
Insurance	4.2
Diversified Telecommunication Services	3.9
Diversified Financial Services	3.6
Consumer Finance	3.2
Food Products	2.9
Capital Markets	2.5
Household Products	2.5
Aerospace & Defense	2.4
Machinery	2.2
Electrical Equipment	2.1
Chemicals	2.0
Communications Equipment	1.9
Semiconductors & Semiconductor Equipment	1.7
Energy Equipment & Services	1.6
Paper & Forest Products	1.6
Multiline Retail	1.4
Software	1.4
Beverages	1.3
Leisure Equipment & Products	1.3

Multi-Utilities	1.3%
Air Freight & Logistics	1.1
Life Sciences Tools & Services	1.1
Hotels, Restaurants & Leisure	1.0
Automobiles	0.9
Computers & Peripherals	0.9
Household Durables	0.9
Metals & Mining	0.9
Biotechnology	0.8
Building Products	0.7
Construction Materials	0.7
Health Care Providers & Services	0.6
IT Services	0.6
Personal Products	0.6
Real Estate Investment Trusts	0.6
Specialty Retail	0.6
Airlines	0.5
Distributors	0.5
Electronic Equipment & Instruments	0.5
Wireless Telecommunication Services	0.4
Commercial Services & Supplies	0.3
Short-Term Investment	4.0
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page M-407 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	General Electric Co.

2.	Chevron Corp.

3.	ExxonMobil Corp.

4.	JPMorgan Chase & Co.

5.	AT&T, Inc.
6.	Wells Fargo & Co.

7.	American Express Co.

8.	U.S. Bancorp

9.	Royal Dutch Shell PLC, ADR

10.	3M Co.

M-404	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Brian C. Rogers of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its peers and its benchmark from February 17 through June 30, 2012?

The inception date for MainStay VP T. Rowe Price Equity Income Portfolio was February 17, 2012. From February 17 through June 30, 2012, the Portfolio returned –0.50% for Initial Class shares and –0.59% for Service Class shares. Both share classes underperformed the 0.38% return of the average Lipper1 Variable Products Equity Income Portfolio and the 0.86% return of the S&P 500® Index1 for the period from February 17 through June 30, 2012. The S&P 500® Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance from February 17 through June 30, 2012?

From February 17 through June 30, 2012, unfavorable stock selection and sector weightings detracted from the Portfolio’s performance relative to the S&P 500® Index.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

From February 17 through June 30, 2012, the sector that made the strongest contribution to the Portfolio’s performance relative to the S&P 500® Index was financials. (Contributions take weightings and total returns into account.) Stock selection in the industrials sector also added to relative performance.

During the reporting period, the Portfolio held an overweight position in the utilities sector, which helped relative performance. In an uncertain environment, investors were attracted to sectors such as utilities that have traditionally been viewed as defensive.

Stock selection in the information technology sector was the greatest detractor from the Portfolio’s performance relative to the S&P 500® Index. The weakness was particularly evident in the computers & peripherals industry. An underweight position in the strong-performing consumer staples sector also hurt relative perfromance. An overweight position in the energy sector also detracted from the Portfolio’s relative results. Falling oil prices during the reporting period weighed on many energy companies, leading to a negative total return that was the lowest of any sector in the S&P 500® Index.

During the reporting period, which individual stocks made the strongest contributions to the absolute performance of the Portfolio and which individual stocks detracted the most?

Industrial conglomerate General Electric made the strongest individual contribution to the Portfolio’s absolute performance. The shares advanced on strong earnings driven by organic revenue growth and an increase in orders in the company’s core industrial business. General Electric has exposure to many cyclical end markets, has valuable assets in its diversified business segments and generates significant cash flow.

The Portfolio’s position in telecommunications company AT&T was also a strong contributor. The company saw positive results in its wireless business and improved margins. A lull in the device upgrade cycle and effective cost discipline helped the stock advance. We continued to find the company attractive because it had executed a significant share buyback and it pays a solid dividend.

Personal care products company Kimberly-Clark was another strong contributor, as the company reported better-than-expected quarterly earnings. The advances were driven by organic sales growth, largely attributed to the company’s exposure to emerging markets. Amid the uncertainty during the reporting period, investors were also attracted to consumer staples stocks, which are considered more defensive.

The stock that detracted the most from the Portfolio’s absolute performance was a position in oil & gas exploration & production company Anadarko Petroleum. The company faced headwinds from the declining price of oil during the reporting period because its operations are closely tied to the value of the underlying commodities. Diversified computer company Hewlett-Packard detracted from the Portfolio’s performance because of disappointing earnings across its multiple lines of business. We reduced the Portfolio’s position in Hewlett-Packard to fund other positions with risk/return profiles that we found more compelling. Even so, we were encouraged by management’s announcement of a major restructuring and the potential for an uptick in PC sales with the release of Windows 8 later this year.

Global oil & gas exploration & production company Murphy Oil detracted from performance following a string of production disappointments. Although the company also suffered from the declining price of oil, Murphy Oil has a strong balance sheet and has initiated a plan to divest its retail assets to remain focused on production.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-405

Were there other stocks in the Portfolio that were particularly noteworthy during the reporting period?

Credit card firm American Express continued to be resilient and well-run during the reporting period, and we believe that it can grow and withstand the test of an evolving payment experience. The stock was the leading financial contributor relative to the S&P 500® Index from February 17 through June 30, 2012. We expect American Express to continue returning free cash flow to shareholders, especially since the company passed the 2012 stress test and was approved to repurchase shares and increase its dividend.

Did the Portfolio make any significant purchases or sales during the reporting period?

All purchases were significant in establishing the Portfolio’s initial positioning. During the second quarter of 2012, we purchased shares of computer manufacturer Dell, diversified conglomerate Emerson Electric and integrated oil & gas company Hess.

We established a new position in Dell after the shares had been driven to attractive levels, partly because of weak technology demand in Europe and the public sector. The company, which has an ongoing share-repurchase program, announced during the reporting period that it would pay a quarterly cash dividend to shareholders.

Although Emerson Electric has faced setbacks from inventory destocking and soft demand, we added to the Portfolio’s position in the stock. In our opinion, the company is well run, has a solid balance sheet, has increased its dividend over time and has a sizeable footprint in emerging markets.

We established a new position in Hess after setbacks in the company’s exploration pipeline caused the stock to trade at a discount to the company’s peers. Hess has several development projects that we find attractive and that we believe could support higher volumes as execution improves.

We eliminated the Portfolio’s position in home-improvement retailer Home Depot as the stock’s valuation gap closed. The company had already benefited from increased big-ticket sales, an improving environment for home-improvement retail, cost controls and expanded margins.

Despite a challenging macro environment, shares of Harley-Davidson advanced on the back of improved sales, and we reduced our position in the stock. Management has taken steps to restructure the company, and Harley-Davidson continues to increase international sales. With the dominant market share in heavyweight motorcycles in the United States, the company has a strong balance sheet and generates significant cash flow.

As previously noted, we reduced the Portfolio’s position in Hewlett-Packard to fund other purchases whose risk/return profiles were more compelling.

How did sector weightings change in the Portfolio during the reporting period?

Once the Portfolio had established its initial positioning, there were no significant changes in sector weightings relative to the S&P 500® Index. At the beginning of the second quarter of 2012, the financials sector was the most significantly overweight position relative to the benchmark, followed by the utilities sector and industrials. By the end of June, industrials became the second most-significantly overweight sector and utilities dropped to third.

Once the Portfolio was fully invested, we were net sellers of utilities stocks as valuations rose, and we added to industrials when valuations became compelling as cyclical stocks fell out of favor. We reduced the Portfolio’s overweight position in the consumer discretionary sector as valuations rose among select companies. Our overweight position in the energy sector decreased as declining oil prices drove share prices down, even though we were net buyers on weakness.

The Portfolio’s most substantially underweight positions relative to the S&P 500® Index are information technology, health care and consumer staples. Though the relative weights did not change fundamentally against the Index, we were net purchasers within each sector as valuations became compelling at the individual company level.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio employs a bottom-up investment strategy with a long-term focus that seeks low turnover relative to peer Portfolios. Changes in the Portfolio’s sector positioning were residual of our bottom-up stock selection process and fundamental analysis at the individual company level. They did not result from a broad sector viewpoint.

As of June 30, 2012, the most substantially overweight sector relative to the S&P 500® Index was financials, largely as a result of the Portfolio’s positions in commercial banks, diversified financial services and insurance industries. As of the same date, industrials was the Portfolio’s second-largest overweight position relative to the benchmark.

As of June 30, 2012, the Portfolio’s most substantially underweight sector relative to the S&P Index was information technology, primarily because many companies in the sector did not fit our investment criteria. As of the same date, the Portfolio maintained an underweight position in the health care sector. Within health care, the Portfolio’s primary exposure was to the pharmaceuticals industry.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-406	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 95.7%†
Aerospace & Defense 2.4%
Boeing Co. (The)	56,500	$4,197,950
Honeywell International, Inc.	93,500	5,221,040
Lockheed Martin Corp.	26,100	2,272,788

		11,691,778

Air Freight & Logistics 1.1%
United Parcel Service, Inc. Class B	64,300	5,064,268

Airlines 0.5%
United Continental Holdings, Inc. (a)	105,500	2,566,815

Automobiles 0.5%
General Motors Co. (a)	48,200	950,504
Harley-Davidson, Inc.	31,300	1,431,349

		2,381,853

Beverages 1.3%
Molson Coors Brewing Co. Class B	43,600	1,814,196
PepsiCo., Inc.	63,200	4,465,712

		6,279,908

Biotechnology 0.8%
Amgen, Inc.	53,300	3,893,032

Building Products 0.7%
Masco Corp.	157,300	2,181,751
USG Corp. (a)	56,800	1,082,040

		3,263,791

Capital Markets 2.5%
Bank of New York Mellon Corp. (The)	123,400	2,708,630
Legg Mason, Inc.	124,900	3,293,613
Morgan Stanley	77,300	1,127,807
Northern Trust Corp.	94,900	4,367,298
Och-Ziff Capital Management Group LLC Class A	65,500	496,490

		11,993,838

Chemicals 2.0%
E.I. du Pont de Nemours & Co.	50,300	2,543,671
International Flavors & Fragrances, Inc.	34,200	1,874,160
Monsanto Co.	62,700	5,190,306

		9,608,137

Commercial Banks 5.7%
PNC Financial Services Group, Inc.	69,500	4,247,145
Regions Financial Corp.	239,800	1,618,650
SunTrust Banks, Inc.	153,300	3,714,459

	Shares	Value

Commercial Banks (continued)
♦U.S. Bancorp	258,300	$8,306,928
♦Wells Fargo & Co.	283,100	9,466,864

		27,354,046

Commercial Services & Supplies 0.3%
Avery Dennison Corp.	55,700	1,522,838

Communications Equipment 1.9%
Cisco Systems, Inc.	208,100	3,573,077
Harris Corp.	113,200	4,737,420
Nokia Oyj, Sponsored ADR (b)	296,000	612,720

		8,923,217

Computers & Peripherals 0.9%
Dell, Inc. (a)	147,300	1,844,196
Hewlett-Packard Co.	113,600	2,284,496

		4,128,692

Construction Materials 0.7%
Vulcan Materials Co.	90,500	3,593,755

Consumer Finance 3.2%
♦American Express Co.	152,600	8,882,846
Capital One Financial Corp.	59,700	3,263,202
SLM Corp.	222,100	3,489,191

		15,635,239

Distributors 0.5%
Genuine Parts Co.	41,300	2,488,325

Diversified Financial Services 3.6%
Bank of America Corp.	573,800	4,693,684
♦JPMorgan Chase & Co.	303,400	10,840,482
NYSE Euronext	70,500	1,803,390

		17,337,556

Diversified Telecommunication Services 3.9%
♦AT&T, Inc.	275,700	9,831,462
CenturyLink, Inc.	73,500	2,902,515
Telefonica S.A.	97,400	1,278,202
Verizon Communications, Inc.	105,600	4,692,864

		18,705,043

Electric Utilities 5.5%
Duke Energy Corp.	133,800	3,085,428
Entergy Corp.	79,400	5,390,466
Exelon Corp.	122,500	4,608,450
FirstEnergy Corp.	47,700	2,346,363
Pinnacle West Capital Corp.	51,600	2,669,784
PPL Corp.	34,100	948,321

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-407

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Electric Utilities (continued)
Progress Energy, Inc.	67,000	$4,031,390
Xcel Energy, Inc.	123,700	3,514,317

		26,594,519

Electrical Equipment 2.1%
Cooper Industries PLC	75,300	5,133,954
Emerson Electric Co.	103,800	4,835,004

		9,968,958

Electronic Equipment & Instruments 0.5%
Corning, Inc.	177,300	2,292,489

Energy Equipment & Services 1.6%
Diamond Offshore Drilling, Inc.	56,100	3,317,193
Schlumberger, Ltd.	67,800	4,400,898

		7,718,091

Food Products 2.9%
Archer-Daniels-Midland Co.	122,000	3,601,440
Campbell Soup Co.	125,200	4,179,176
ConAgra Foods, Inc.	114,400	2,966,392
Kellogg Co.	21,100	1,040,863
McCormick & Co., Inc.	37,900	2,298,635

		14,086,506

Health Care Providers & Services 0.6%
Quest Diagnostics, Inc.	46,400	2,779,360

Hotels, Restaurants & Leisure 1.0%
Carnival Corp.	73,800	2,529,126
Marriott International, Inc. Class A	56,000	2,195,200

		4,724,326

Household Durables 0.9%
Whirlpool Corp.	69,300	4,238,388

Household Products 2.5%
Clorox Co. (The)	68,800	4,985,248
Kimberly-Clark Corp.	67,200	5,629,344
Procter & Gamble Co. (The)	21,000	1,286,250

		11,900,842

Industrial Conglomerates 4.3%
♦3M Co.	77,300	6,926,080
♦General Electric Co.	660,000	13,754,400

		20,680,480

Insurance 4.2%
Allstate Corp. (The)	164,900	5,786,341
Chubb Corp. (The)	30,900	2,250,138
Lincoln National Corp.	99,900	2,184,813
Loews Corp.	43,400	1,775,494

	Shares	Value

Insurance (continued)
Marsh & McLennan Cos., Inc.	160,800	$5,182,584
Sun Life Financial, Inc.	79,400	1,727,744
XL Group PLC	61,200	1,287,648

		20,194,762

IT Services 0.6%
Computer Sciences Corp.	125,100	3,104,982

Leisure Equipment & Products 1.3%
Hasbro, Inc.	51,200	1,734,144
Mattel, Inc.	142,300	4,616,212

		6,350,356

Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.	103,100	5,351,921

Machinery 2.2%
Illinois Tool Works, Inc.	104,800	5,542,872
Ingersoll-Rand PLC	67,500	2,847,150
ITT Corp.	42,500	748,000
Xylem, Inc.	55,400	1,394,418

		10,532,440

Media 5.4%
Cablevision Systems Corp. Class A	135,300	1,798,137
Comcast Corp. Class A	92,900	2,970,013
Madison Square Garden Co. Class A (a)	46,000	1,722,240
McGraw-Hill Cos., Inc. (The)	90,100	4,054,500
New York Times Co. (The) Class A (a)	145,300	1,133,340
Time Warner, Inc.	179,200	6,899,200
Walt Disney Co. (The)	124,900	6,057,650
WPP PLC	104,225	1,261,784

		25,896,864

Metals & Mining 0.9%
Nucor Corp.	118,300	4,483,570

Multi-Utilities 1.3%
NiSource, Inc.	212,200	5,251,950
TECO Energy, Inc.	49,500	893,970

		6,145,920

Multiline Retail 1.4%
Kohl’s Corp.	89,600	4,075,904
Macy’s, Inc.	78,600	2,699,910

		6,775,814

Oil, Gas & Consumable Fuels 11.3%
Anadarko Petroleum Corp.	67,600	4,475,120
BP PLC, Sponsored ADR (b)	68,900	2,793,206
♦Chevron Corp.	123,800	13,060,900
ConocoPhillips	36,200	2,022,856
CONSOL Energy, Inc.	110,800	3,350,592

M-408	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
♦ExxonMobil Corp.	127,900	$10,944,403
Hess Corp.	25,500	1,107,975
Murphy Oil Corp.	97,800	4,918,362
Petroleo Brasileiro S.A., ADR (b)	55,100	1,034,227
♦Royal Dutch Shell PLC, ADR (b)	121,800	8,212,974
Spectra Energy Corp.	67,900	1,973,174
Valero Energy Corp.	19,200	463,680

		54,357,469

Paper & Forest Products 1.6%
International Paper Co.	185,400	5,359,914
MeadWestvaco Corp.	84,000	2,415,000

		7,774,914

Personal Products 0.6%
Avon Products, Inc.	181,100	2,935,631

Pharmaceuticals 4.7%
Bristol-Myers Squibb Co.	123,700	4,447,015
Johnson & Johnson	97,700	6,600,612
Merck & Co., Inc.	140,400	5,861,700
Pfizer, Inc.	259,200	5,961,600

		22,870,927

Real Estate Investment Trusts 0.6%
Weyerhaeuser Co.	137,800	3,081,208

Semiconductors & Semiconductor Equipment 1.7%
Analog Devices, Inc.	87,200	3,284,824
Applied Materials, Inc.	239,300	2,742,378
First Solar, Inc. (a)	28,500	429,210
Texas Instruments, Inc.	61,700	1,770,173

		8,226,585

Software 1.4%
Microsoft Corp.	222,400	6,803,216

Specialty Retail 0.6%
Staples, Inc.	216,200	2,821,410
Tiffany & Co.	4,700	248,865

		3,070,275

Wireless Telecommunication Services 0.4%
Vodafone Group PLC	605,627	1,700,193

Total Common Stocks (Cost $467,276,969)		461,073,137

	Shares	Value

Convertible Preferred Stock 0.4%
Automobiles 0.4%
General Motors Co. 4.75%	59,750	$1,983,700

Total Convertible Preferred Stock (Cost $2,624,519)		1,983,700

	Principal Amount
Short-Term Investment 4.0%
Repurchase Agreement 4.0%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $19,167,152 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 12/31/13, with a Principal Amount of $19,075,000 and a Market Value of $19,555,556)	$19,167,136	19,167,136

Total Short-Term Investment (Cost $19,167,136)		19,167,136

Total Investments (Cost $489,068,624) (c)	100.1%	482,223,973
Other Assets, Less Liabilities	(0.1)	(716,279)
Net Assets	100.0%	$481,507,694

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of June 30, 2012, cost is $489,068,624 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$16,288,751
Gross unrealized depreciation	(23,133,402)

Net unrealized depreciation	$(6,844,651)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-409

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$461,073,137	$—	$—	$461,073,137
Convertible Preferred Stock	1,983,700	—	—	1,983,700
Short-Term Investment
Repurchase Agreement	—	19,167,136	—	19,167,136

Total Investments in Securities	$463,056,837	$19,167,136	$—	$482,223,973

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of February 17, 2012 (inception date) and June 30, 2012 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-410	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $489,068,624)	$482,223,973
Cash denominated in foreign currencies (identified cost $22,401)	22,637
Receivables:
Dividends and interest	791,454
Investment securities sold	227,991
Fund shares sold	39,095
Other assets	6,264

Total assets	483,311,414

Liabilities
Payables:
Investment securities purchased	1,199,544
Manager (See Note 3)	283,778
Fund shares redeemed	214,359
NYLIFE Distributors (See Note 3)	46,856
Shareholder communication	29,006
Professional fees	27,282
Accrued expenses	2,895

Total liabilities	1,803,720

Net assets	$481,507,694

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$48,413
Additional paid-in capital	485,125,379

485,173,792
Undistributed net investment income	3,122,714
Accumulated net realized gain (loss) on investments and foreign currency transactions	54,570
Net unrealized appreciation (depreciation) on investments	(6,844,651)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,269

Net assets	$481,507,694

Initial Class
Net assets applicable to outstanding shares	$245,843,515

Shares of beneficial interest outstanding	24,707,281

Net asset value per share outstanding	$9.95

Service Class
Net assets applicable to outstanding shares	$235,664,179

Shares of beneficial interest outstanding	23,706,168

Net asset value per share outstanding	$9.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-411

Statement of Operations for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,631,447
Interest	740

Total income	4,632,187

Expenses
Manager (See Note 3)	1,299,034
Distribution and service—Service Class (See Note 3)	218,018
Shareholder communication	30,241
Professional fees	28,042
Custodian	4,805
Trustees	4,137
Miscellaneous	6,386

Total expenses before waiver/reimbursement	1,590,663
Expense waiver/reimbursement from Manager (See Note 3)	(81,190)

Net expenses	1,509,473

Net investment income (loss)	3,122,714

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	54,581
Foreign currency transactions	(11)

Net realized gain (loss) on investments and foreign currency transactions	54,570

Net change in unrealized appreciation (depreciation) on:
Investments	(6,844,651)
Translation of other assets and liabilities in foreign currencies	1,269

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(6,843,382)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6,788,812)

Net increase (decrease) in net assets resulting from operations	$(3,666,098)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $56,880.

M-412	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,122,714
Net realized gain (loss) on investments and foreign currency transactions	54,570
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(6,843,382)

Net increase (decrease) in net assets resulting from operations	(3,666,098)

Capital share transactions:
Net proceeds from sale of shares	521,617,692
Cost of shares redeemed	(36,443,900)

Increase (decrease) in net assets derived from capital share transactions	485,173,792

Net increase (decrease) in net assets	481,507,694

Net Assets
Beginning of period	—

End of period	$481,507,694

Undistributed net investment income at end of period	$3,122,714

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-413

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.08
Net realized and unrealized gain (loss) on investments	(0.13)

Total from investment operations	(0.05)

Net asset value at end of period	$9.95

Total investment return	(0.50	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08	% ††
Net expenses	0.80	% ††
Expenses (before waiver/reimbursement)	0.85	% ††
Portfolio turnover rate	5%
Net assets at end of period (in 000’s)	$245,844

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.

	Service Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.07
Net realized and unrealized gain (loss) on investments	(0.13)

Total from investment operations	(0.06)

Net asset value at end of period	$9.94

Total investment return	(0.60	%)(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78	% ††
Net expenses	1.05	% ††
Expenses (before waiver/reimbursement)	1.10	% ††
Portfolio turnover rate	5%
Net assets at end of period (in 000’s)	$235,664

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-414	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP U.S. Small Cap Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Six Months	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	4.83%	–3.32%	1.69%	6.74%	0.85%
Service Class Shares[3]	4.70	–3.56	1.43	6.48	1.10

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500™ Index[4]	8.31%	–2.29%	1.18%	8.01%
Average Lipper Variable Products Small-Cap Core Portfolio[5]	7.43	–2.78	–0.09	6.21

1.	Performance figures shown for the ten-year period ended June 30, 2012 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.74% for Initial Class shares and 6.47% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per share growth value compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-415

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2012 to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/12	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,048.30	$4.28	$1,020.70	$4.22

Service Class Shares	$1,000.00	$1,047.00	$5.55	$1,019.40	$5.47

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.84% for Initial Class and 1.09% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-416	MainStay VP U.S. Small Cap Portfolio

Industry Composition as of June 30, 2012 (Unaudited)

Machinery	10.8%
Health Care Equipment & Supplies	7.0
Food Products	5.2
Textiles, Apparel & Luxury Goods	4.8
Specialty Retail	4.6
Commercial Banks	4.3
Aerospace & Defense	4.0
Electric Utilities	3.9
IT Services	3.7
Chemicals	3.5
Electronic Equipment & Instruments	2.9
Health Care Providers & Services	2.9
Auto Components	2.7
Semiconductors & Semiconductor Equipment	2.7
Hotels, Restaurants & Leisure	2.6
Road & Rail	2.6
Thrifts & Mortgage Finance	2.6
Building Products	2.4
Biotechnology	2.1
Pharmaceuticals	1.9

Multi-Utilities	1.8%
Computers & Peripherals	1.7
Diversified Consumer Services	1.7
Insurance	1.6
Energy Equipment & Services	1.5
Software	1.5
Communications Equipment	1.4
Diversified Financial Services	1.4
Containers & Packaging	1.3
Household Durables	1.1
Real Estate Investment Trusts	1.1
Capital Markets	0.9
Food & Staples Retailing	0.8
Professional Services	0.8
Wireless Telecommunication Services	0.7
Diversified Telecommunication Services	0.6
Trading Companies & Distributors	0.6
Short-Term Investment	1.9
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page M-420 for specific holdings within these categories.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	Woodward, Inc.

2.	Alkermes PLC

3.	NeuStar, Inc. Class A

4.	Mueller Industries, Inc.

5.	Wabtec Corp.
6.	Flowers Foods, Inc.

7.	Ingredion, Inc.

8.	Westar Energy, Inc.

9.	Great Plains Energy, Inc.

10.	Endo Pharmaceuticals Holdings, Inc.

mainstayinvestments.com	M-417

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter, CFA, William Priest, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its peers and its benchmark during the six months ended June 30, 2012?

For the six months ended June 30, 2012, MainStay VP U.S. Small Cap Portfolio returned 4.83% for Initial Class shares and 4.70% for Service Class shares. Both share classes underperformed the 7.43% return of average Lipper1 Variable Products Small-Cap Core Portfolio and the 8.31% return of the Russell 2500™ Index1 for the six months ended June 30, 2012. The Russell 2500™ Index is the Portfolio’s broad-based securities market index.

What factors affected the Portfolio’s relative performance during the reporting period?

The most significant factors affecting the Portfolio’s performance relative to the Russell 2500™ Index were stock specific. Certain health care, consumer discretionary and telecommuni- cation services stocks detracted from the Portfolio’s results during the reporting period.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest contributions to the Portfolio’s performance relative to the Russell 2500™ Index were energy, materials and consumer staples. (Contributions take weightings and total returns into account.) The contribution from the energy sector was primarily due to having a lower weight than the benchmark, as energy stocks fell along with energy prices. The contribution from the materials sector was due to favorable stock selection. A larger-than-index allocation to consumer staples led to a small positive contribution in that sector.

The sectors that hurt the Portfolio’s relative results the most were health care, consumer discretionary and telecommunication services. In each case, the underperformance was largely due to stock selection.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were testing services company Bio-Reference Laboratories, video gaming machine manufacturer Multimedia Games Holding Company and home builder Ryland Group.

Bio-Reference Laboratories continued to benefit from strong

sales growth. Multimedia Games saw its shares rise after

beating consensus estimates for sales and earnings. Ryland Group saw its shares appreciate after a rise in revenue and an increase in new orders.

The stocks that detracted the most from the Portfolio’s results were fiber-optic network provider Lumos Networks and automotive parts manufacturers Navistar International and Visteon. Lumos Networks owns and operates advanced fiber-optic networks in the mid-Atlantic region. The stock sold off after the company’s largest client rerouted around Lumos Networks’ territory to save money, resulting in a significant loss of revenue that Lumos Networks had held for years. Shares of Visteon and Navistar fell along with those of other auto parts makers and auto- and truck-related companies when a slowing global economy lowered expectations for global vehicle production in 2012.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, new positions in the Portfolio included medical device manufacturers Wright Medical Group and Integra LifeSciences and private-label food products manufacturer Treehouse Foods. Wright Medical Group is refocusing its business on faster-growing segments, and its new CEO is keenly focused on increasing cash flow by improving operational performance. We expect the new CEO at Integra LifeSciences to improve financial and operation metrics while placing less emphasis on acquisitions. Treehouse Foods is benefiting as private-label products are gaining share at the expense of branded food products. We believe that the company is well-positioned and enjoys high exposure to categories with faster-than-average growth.

During the reporting period, the Portfolio exited positions in portable ultrasound equipment maker SonoSite, Midwestern utility NSTAR and regional department store owner and operator Stage Stores. We eliminated the position in SonoSite after the company agreed to be acquired by Fujifilm. Similarly, NSTAR was acquired during the reporting period by Northeast Utilities. We sold Stage Stores because of changes in key management positions.

How did the Portfolio’s sector weightings change during the reporting period?

The most significant changes were increases in the Portfolio’s consumer staples and information technology sector weightings and a decrease in the Portfolio’s utilities sector weighting. In the consumer staples sector, the Portfolio moved from a slightly underweight position relative to the Russell 2500™ Index to an overweight position. In the information technology sector, the Portfolio remained underweight relative to the benchmark, but

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-418	MainStay VP U.S. Small Cap Portfolio

to a lower degree. By decreasing our allocation to utilities, we reduced the size of the Portfolio’s overweight position relative to the benchmark.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the largest sector difference from the Russell 2500™ Index was in financials, where the Portfolio held a substantially lower-than-benchmark position. Within financials, we tend to avoid banks because we believe they lack transparent business models and we doubt that they will return to their former levels of profitability. As of the same date, the Portfolio also had a meaningfully underweight position in energy stocks.

As of June 30, 2012, the sector with the most substantially overweight position relative to the benchmark was industrials, followed by consumer discretionary and consumer staples.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-419

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 97.7%†
Aerospace & Defense 4.0%
Curtiss-Wright Corp.	109,200	$3,390,660
Esterline Technologies Corp. (a)	39,950	2,490,882
Hexcel Corp. (a)	168,000	4,332,720

		10,214,262

Auto Components 2.7%
Dana Holding Corp.	210,500	2,696,505
Tenneco, Inc. (a)	93,850	2,517,057
Visteon Corp. (a)	47,200	1,770,000

		6,983,562

Biotechnology 2.1%
♦Alkermes PLC (a)	320,899	5,445,656

Building Products 2.4%
Armstrong World Industries, Inc.	47,600	2,340,016
Masco Corp.	122,750	1,702,543
Simpson Manufacturing Co., Inc.	69,450	2,049,469

		6,092,028

Capital Markets 0.9%
Waddell & Reed Financial, Inc. Class A	75,350	2,281,598

Chemicals 3.5%
Chemtura Corp. (a)	218,950	3,174,775
Flotek Industries, Inc. (a)	239,800	2,239,732
Methanex Corp.	133,200	3,708,288

		9,122,795

Commercial Banks 4.3%
Bank of Hawaii Corp.	86,750	3,986,162
Investors Bancorp, Inc. (a)	261,650	3,948,299
Texas Capital Bancshares, Inc. (a)	77,604	3,134,426

		11,068,887

Communications Equipment 1.4%
Harmonic, Inc. (a)	828,873	3,530,999

Computers & Peripherals 1.7%
Diebold, Inc.	116,100	4,285,251

Containers & Packaging 1.3%
Silgan Holdings, Inc.	77,900	3,325,551

Diversified Consumer Services 1.7%
Service Corp. International	354,500	4,385,165

	Shares	Value

Diversified Financial Services 1.4%
CBOE Holdings, Inc.	133,800	$3,703,584

Diversified Telecommunication Services 0.6%
Lumos Networks Corp.	163,700	1,546,965

Electric Utilities 3.9%
♦Great Plains Energy, Inc.	231,750	4,961,767
♦Westar Energy, Inc.	167,400	5,013,630

		9,975,397

Electronic Equipment & Instruments 2.9%
DTS, Inc. (a)	82,427	2,149,696
MTS Systems Corp.	68,050	2,623,328
National Instruments Corp.	99,334	2,668,111

		7,441,135

Energy Equipment & Services 1.5%
Cal Dive International, Inc. (a)	491,850	1,426,365
Dril-Quip, Inc. (a)	38,381	2,517,410

		3,943,775

Food & Staples Retailing 0.8%
Spartan Stores, Inc.	114,980	2,084,587

Food Products 5.2%
♦Flowers Foods, Inc.	225,850	5,246,495
♦Ingredion, Inc.	104,450	5,172,364
TreeHouse Foods, Inc. (a)	46,250	2,880,913

		13,299,772

Health Care Equipment & Supplies 7.0%
Alere, Inc. (a)	66,300	1,288,872
Haemonetics Corp. (a)	54,100	4,009,351
Integra LifeSciences Holdings Corp. (a)	77,930	2,897,437
Sirona Dental Systems, Inc. (a)	53,924	2,427,119
Teleflex, Inc.	70,050	4,266,746
Wright Medical Group, Inc. (a)	149,125	3,183,819

		18,073,344

Health Care Providers & Services 2.9%
Bio-Reference Laboratories, Inc. (a)	157,005	4,126,091
PSS World Medical, Inc. (a)	164,850	3,460,202

		7,586,293

Hotels, Restaurants & Leisure 2.6%
Multimedia Games Holding Co., Inc. (a)	237,387	3,323,418
Shuffle Master, Inc. (a)	237,450	3,276,810

		6,600,228

Household Durables 1.1%
Ryland Group, Inc. (The)	112,750	2,884,145

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-420	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Insurance 1.6%
Arthur J. Gallagher & Co.	120,000	$4,208,400

IT Services 3.7%
Forrester Research, Inc.	125,535	4,250,615
♦NeuStar, Inc. Class A (a)	160,150	5,349,010

		9,599,625

Machinery 10.8%
Actuant Corp. Class A	50,400	1,368,864
Colfax Corp. (a)	38,350	1,057,309
Harsco Corp.	185,500	3,780,490
Kaydon Corp.	67,500	1,443,825
Kennametal, Inc.	57,631	1,910,468
♦Mueller Industries, Inc.	123,759	5,270,896
Navistar International Corp. (a)	61,600	1,747,592
♦Wabtec Corp.	67,287	5,249,059
♦Woodward, Inc.	148,750	5,866,700

		27,695,203

Multi-Utilities 1.8%
Vectren Corp.	159,550	4,709,916

Pharmaceuticals 1.9%
♦Endo Pharmaceuticals Holdings, Inc. (a)	157,200	4,870,056

Professional Services 0.8%
Resources Connection, Inc.	164,650	2,025,195

Real Estate Investment Trusts 1.1%
Tanger Factory Outlet Centers, Inc.	92,450	2,963,023

Road & Rail 2.6%
Con-way, Inc.	89,500	3,231,845
Genesee & Wyoming, Inc. Class A (a)	67,666	3,575,471

		6,807,316

Semiconductors & Semiconductor Equipment 2.7%
Cypress Semiconductor Corp. (a)	195,100	2,579,222
Teradyne, Inc. (a)	185,700	2,610,942
Veeco Instruments, Inc. (a)	48,000	1,649,280

		6,839,444

Software 1.5%
Progress Software Corp. (a)	115,300	2,406,311
Solera Holdings, Inc.	37,400	1,562,946

		3,969,257

Specialty Retail 4.6%
Express, Inc. (a)	210,750	3,829,327
JoS. A. Bank Clothiers, Inc. (a)	61,800	2,624,028

	Shares	Value

Specialty Retail (continued)
Monro Muffler Brake, Inc.	83,275	$2,768,061
Sonic Automotive, Inc.	194,000	2,651,980

		11,873,396

Textiles, Apparel & Luxury Goods 4.8%
G-III Apparel Group, Ltd. (a)	111,150	2,633,144
Iconix Brand Group, Inc. (a)	210,300	3,673,941
Perry Ellis International, Inc. (a)	159,550	3,310,662
Warnaco Group, Inc. (The) (a)	62,750	2,671,895

		12,289,642

Thrifts & Mortgage Finance 2.6%
BankUnited, Inc.	139,700	3,294,126
Brookline Bancorp, Inc.	375,750	3,325,388

		6,619,514

Trading Companies & Distributors 0.6%
Titan Machinery, Inc. (a)	48,800	1,482,056

Wireless Telecommunication Services 0.7%
NTELOS Holdings Corp.	101,341	1,910,278

Total Common Stocks (Cost $240,467,337)		251,737,300

	Principal Amount
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $4,894,526 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 12/31/13, with a Principal Amount of $4,870,000 and a Market Value of $4,992,690)	$4,894,522	4,894,522

Total Short-Term Investment (Cost $4,894,522)		4,894,522

Total Investments (Cost $245,361,859) (b)	99.6%	256,631,822
Other Assets, Less Liabilities	0.4	926,591
Net Assets	100.0%	$257,558,413

(a)	Non-income producing security.

(b)	As of June 30, 2012, cost is $245,837,898 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$28,464,105
Gross unrealized depreciation	(17,670,181)

Net unrealized appreciation	$10,793,924

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-421

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$251,737,300	$—	$—	$251,737,300
Short-Term Investment
Repurchase Agreement	—	4,894,522	—	4,894,522

Total Investments in Securities	$251,737,300	$4,894,522	$—	$256,631,822

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended June 30, 2012, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-422	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $245,361,859)	$256,631,822
Receivables:
Investment securities sold	805,872
Fund shares sold	350,793
Dividends and interest	281,966
Other assets	2,350

Total assets	258,072,803

Liabilities
Payables:
Fund shares redeemed	198,387
Manager (See Note 3)	161,787
Investment securities purchased	52,844
Shareholder communication	39,715
Professional fees	34,265
NYLIFE Distributors (See Note 3)	23,617
Custodian	915
Accrued expenses	2,860

Total liabilities	514,390

Net assets	$257,558,413

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,766
Additional paid-in capital	258,422,365

258,450,131
Undistributed net investment income	2,449,148
Accumulated net realized gain (loss) on investments	(14,610,829)
Net unrealized appreciation (depreciation) on investments	11,269,963

Net assets	$257,558,413

Initial Class
Net assets applicable to outstanding shares	$139,047,860

Shares of beneficial interest outstanding	14,800,249

Net asset value per share outstanding	$9.39

Service Class
Net assets applicable to outstanding shares	$118,510,553

Shares of beneficial interest outstanding	12,965,750

Net asset value per share outstanding	$9.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-423

Statement of Operations for the six months ended June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,856,197
Interest	497

Total income	2,856,694

Expenses
Manager (See Note 3)	1,070,345
Distribution and service—Service Class (See Note 3)	151,128
Professional fees	26,962
Shareholder communication	22,589
Custodian	5,382
Trustees	3,974
Miscellaneous	7,132

Total expenses	1,287,512

Net investment income (loss)	1,569,182

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	9,721,851
Net change in unrealized appreciation (depreciation) on investments	1,252,526

Net realized and unrealized gain (loss) on investments	10,974,377

Net increase (decrease) in net assets resulting from operations	$12,543,559

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,387.

M-424	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2012 (Unaudited) and the year ended December 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,569,182	$879,973
Net realized gain (loss) on investments	9,721,851	11,096,565
Net change in unrealized appreciation (depreciation) on investments	1,252,526	(21,027,296)

Net increase (decrease) in net assets resulting from operations	12,543,559	(9,050,758)

Dividends to shareholders:
From net investment income:
Initial Class	—	(1,185,152)
Service Class	—	(828,201)

Total dividends to shareholders	—	(2,013,353)

Capital share transactions:
Net proceeds from sale of shares	31,838,731	105,132,159
Net asset value of shares issued to shareholders in reinvestment of dividends	—	2,013,353
Cost of shares redeemed	(43,587,217)	(79,851,073)

Increase (decrease) in net assets derived from capital share transactions	(11,748,486)	27,294,439

Net increase (decrease) in net assets	795,073	16,230,328

Net Assets
Beginning of period	256,763,340	240,533,012

End of period	$257,558,413	$256,763,340

Undistributed net investment income at end of period	$2,449,148	$879,966

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-425

Financial Highlights selected per share data and ratios

	Initial Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010	2009		2008	2007
Net asset value at beginning of period	$8.96		$9.31	$7.45	$5.28		$14.98	$11.45

Net investment income (loss) (a)	0.06		0.04	0.08	(0.00	)‡	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	0.37		(0.33)	1.78	2.17		(6.90)	4.18

Total from investment operations	0.43		(0.29)	1.86	2.17		(6.91)	4.15

Less dividends and distributions:
From net investment income	—		(0.06)	(0.00)‡	—		—	—
From net realized gain on investments	—		—	—	—		(2.79)	(0.62)

Total dividends and distributions	—		(0.06)	(0.00)‡	—		(2.79)	(0.62)

Net asset value at end of period	$9.39		$8.96	$9.31	$7.45		$5.28	$14.98

Total investment return	4.80	%(b)(c)	(2.75%)	25.03%	41.10	% (c)	(47.22%)	36.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28	%††	0.46%	0.98%	(0.02%)		(0.13%)	(0.23%)
Net expenses	0.84	%††	0.84%	0.85%	1.08%		0.95%	0.92%
Portfolio turnover rate	20%		46%	70%	186%		279%	179%
Net assets at end of period (in 000’s)	$139,048		$141,113	$107,627	$76,143		$14,963	$36,128

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Six months ended June 30,		Year ended December 31,
	2012*		2011	2010		2009		2008	2007
Net asset value at beginning of period	$8.73		$9.07	$7.27		$5.17		$14.80	$11.35

Net investment income (loss) (a)	0.05		0.02	0.07		(0.02)		(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	0.36		(0.30)	1.73		2.12		(6.80)	4.14

Total from investment operations	0.41		(0.28)	1.80		2.10		(6.84)	4.07

Less dividends and distributions:
From net investment income	—		(0.06)	—		—		—	—
From net realized gain on investments	—		—	—		—		(2.79)	(0.62)

Total dividends and distributions	—		(0.06)	—		—		(2.79)	(0.62)

Net asset value at end of period	$9.14		$8.73	$9.07		$7.27		$5.17	$14.80

Total investment return	4.70	%(c)	(2.99%)	24.76	%(b)	40.62	% (b)	(47.35%)	35.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	%††	0.19%	0.84%		(0.39%)		(0.38%)	(0.48%)
Net expenses	1.09	%††	1.09%	1.10%		1.33%		1.20%	1.17%
Portfolio turnover rate	20%		46%	70%		186%		279%	179%
Net assets at end of period (in 000’s)	$118,511		$115,651	$132,906		$109,781		$33,458	$62,478

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Total investment return is not annualized.

M-426	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Van Eck Global Hard Assets Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2012

Class	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–18.64%	0.96%

Benchmark Performance	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[3]	–14.25%
S&P 500® Index[3]	0.86
Average Lipper Variable Products Natural Resources Portfolio[4]	–18.43

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-427

Cost in Dollars of a $1,000 Investment in MainStay VP Van Eck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from February 17, 2012, to June 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 17, 2012, to June 30, 2012. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period ended June 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 2/17/12[1]	Ending Account Value (Based on Actual Returns and Expenses) 6/30/12	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/12	Expenses Paid During Period[2]
Initial Class Shares[3]	$1,000.00	$813.60	$3.12	$1,014.90	$3.47

1.	The inception date of the Portfolio.
2.	Expenses are equal to the Portfolio’s annualized expense ratio 0.94% multiplied by the average account value over the period, divided by 366 and multiplied by 134 (to reflect the since-inception period which took place after the close of business on February 17, 2012). The table above represents the actual expenses incurred during the period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through June 30, 2012. Had these shares been offered for the full six-month period ended June 30, 2012, and had the Portfolio provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.72 for Initial Class and the ending account value would have been $1,020.20 for Initial Class.

M-428	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio Composition as of June 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page M-432 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2012 (excluding short-term investment)

1.	Anadarko Petroleum Corp.

2.	Schlumberger, Ltd.

3.	Halliburton Co.

4.	Occidental Petroleum Corp.

5.	HollyFrontier Corp.
6.	Cimarex Energy Co.
7.	Pioneer Natural Resources Co.

8.	Newmont Mining Corp.

9.	Xstrata PLC

10.	Whiting Petroleum Corp.

mainstayinvestments.com	M-429

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of co-portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation, the Portfolio’s Subadvisor.

How did MainStay VP Van Eck Global Hard Assets Portfolio perform relative to its peers and its benchmark from February 17 through June 30, 2012?

The inception date for MainStay VP Van Eck Global Hard Assets Portfolio was February 17, 2012. From February 17 through June 30, 2012, the Portfolio returned –18.64% for Initial Class shares. Over the same period, the Portfolio underperformed the –18.43% return of the average Lipper1 Variable Products Natural Resources Portfolio and the –14.25% return of the S&P North American Natural Resources Sector Index.1 The S&P North American Natural Resources Sector Index is the Portfolio’s broad-based securities-market index. The Portfolio also underperformed the 0.86% return of the S&P 500® Index1 for the period from February 17 through June 30, 2012. The S&P 500® Index is the Portfolio’s secondary benchmark.

What factors affected the Portfolio’s relative performance during the reporting period?

Several macroeconomic factors that benefited natural resources during the first two months of 2012 had a negative impact on the performance of the materials and energy sectors during the last four months of the first half. Among these were developments in the sovereign debt crisis in Europe, economic data in the United States and growth expectations for China. From February 17 through June 30, 2012, the Portfolio’s overweight position in the materials sector and underweight position in the energy sector were the largest factors in the Portfolio’s underperformance of the S&P North American Natural Resources Sector Index.

Which subindustries were the strongest contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

Since the Portfolio is primarily focused on the materials and energy sectors, in considering performance relative to the S&P North American Natural Resources Sector Index, it’s best to look at subindustries.

From February 17 through June 30, 2012, the Portfolio subindustries that made the strongest contributions to relative performance were oil & gas refining & marketing, forest products, and fertilizers & agricultural chemicals. (Contributions take weightings and total returns into account.) Of these, only fertilizers & agricultural chemicals provided a negative total return for the reporting period.

The subindustry that made the weakest contribution to the Portfolio’s relative performance was integrated oil & gas. The next-weakest contributor was oil & gas exploration & pro-

duction, followed by gold. All three of these weak contributors provided negative total returns for the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest contributor to the Portfolio’s absolute performance was wood building-products manufacturer Louisiana Pacific. The company benefited from improved performance and sentiment surrounding the U.S. housing market. Midcontinent refiner Western Refining was another strong contributor. The company benefited from favorable crude oil differentials and from unexpected operational issues related to expansion efforts at a competitor’s Gulf Coast refinery. Similar factors helped results at midcontinent refiner HollyFrontier, as did the announcement of a special dividend distribution and initiation of a share buyback program.

Diversified mining company Xstrata PLC detracted from the Portfolio’s absolute performance. The company was hampered by slower-than-expected copper sales and uncertainty surrounding its proposed acquisition by Glencore International PLC. Oil & gas exploration & production company Anadarko Petroleum came under pressure because of increased capital expenditures and reduced production guidance. The company also faced an ongoing lawsuit associated with its 2006 acquisition of Kerr-McGee. Denver-based independent oil & gas exploration & production company Cimarex Energy also detracted from the Portfolio’s absolute performance because of pressure from falling prices for NGL (natural gas liquids) during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

We added to our existing position in Denver-based independent oil & gas exploration & production company Cimarex Energy because we believed that valuations were compelling after the shares declined on concerns over exposure to falling natural gas liquids prices. We also purchased shares of copper producer Freeport-McMoRan Copper & Gold when we believed that supply constraints made the copper market more attractive.

We sold the majority of the Portfolio’s position in international exploration and production company Pacific Rubiales Energy because of concerns about some of the company’s recent strategic decisions. During the reporting period, we eliminated the Portfolio’s position in gold producer Agnico-Eagle Mines because of relative-valuation concerns, increased costs and reserve reductions.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-430	MainStay VP Van Eck Global Hard Assets Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

Although the Portfolio remained underweight relative to its benchmark in the energy sector, we did increase the Portfolio’s exposure to the sector slightly during the reporting period. Within the energy sector, we added exposure to the oil & gas exploration & production subindustry, decreasing the degree to which the Portfolio was underweight. We also added exposure to the oil & gas drilling subindustry, increasing the Portfolio’s overweight position. During the reporting period, we slightly reduced the Portfolio’s exposure to—but remained overweight in—the oil & gas equipment & services subindustry.

Within the materials sector the Portfolio maintained an overweight position relative to the benchmark throughout the reporting period. Without significantly changing the Portfolio’s weightings, we rotated exposure to some new companies within the gold subindustry. We took similar steps in the diversified metals & mining subindustry.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2012, the Portfolio was underweight relative to the S&P North American Natural Resources Sector Index in the energy sector overall. Even so, the Portfolio was overweight in the oil & gas drilling, oil & gas equipment & services, oil & gas refining & marketing, and coal & consumable fuels subindustries. The Portfolio held underweight energy positions in the integrated oil & gas and oil & gas exploration & production subindustries.

As of June 30, 2012, the Portfolio was significantly overweight relative to its benchmark in the materials sector, with overweight positions in gold, forest products, and diversified metals & mining. As of the same date, the Portfolio held slightly more than 3% of its net assets in the fertilizers & agricultural chemicals subindustry, which is not included in the S&P North American Natural Resources Sector Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-431

Portfolio of Investments June 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 90.8%†
Bermuda 2.6%
African Minerals, Ltd. (Metals & Mining) (a)	452,200	$2,245,037
Seadrill, Ltd. (Energy Equipment & Services)	374,700	13,296,995

		15,542,032

Canada 11.9%
Eldorado Gold Corp. (Metals & Mining)	515,800	6,354,656
First Quantum Minerals, Ltd. (Metals & Mining)	715,800	12,655,339
Goldcorp, Inc. (Metals & Mining)	277,900	10,443,482
IAMGOLD Corp. (Metals & Mining)	837,900	9,887,220
Kinross Gold Corp. (Metals & Mining)	688,000	5,607,200
New Gold, Inc. (Metals & Mining) (a)	734,700	6,979,650
Osisko Mining Corp. (Metals & Mining) (a)	913,700	6,282,192
Pacific Rubiales Energy Corp. (Oil, Gas & Consumable Fuels)	49,800	1,054,600
Potash Corp. of Saskatchewan, Inc. (Chemicals)	265,300	11,590,957

		70,855,296

China 0.4%
Yanzhou Coal Mining Co., Ltd. Class H (Oil, Gas & Consumable Fuels) (a)	1,590,600	2,456,240

Switzerland 2.2%
Noble Corp. (Energy Equipment & Services) (a)	227,400	7,397,322
Weatherford International, Ltd. (Energy Equipment & Services) (a)	465,300	5,876,739

		13,274,061

United Kingdom 12.4%
Afren PLC (Oil, Gas & Consumable Fuels) (a)	5,216,800	8,472,598
BHP Billiton PLC (Metals & Mining)	387,400	10,957,488
Ensco PLC Class A (Energy Equipment & Services)	218,900	10,281,733
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	424,900	3,859,654
Randgold Resources, Ltd., ADR (Metals & Mining) (b)	111,600	10,045,116
Rio Tinto PLC, Sponsored ADR (Metals & Mining) (b)	301,000	14,390,810
♦Xstrata PLC (Metals & Mining)	1,271,600	15,904,261

		73,911,660

United States 61.3%
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	151,900	1,323,049
♦Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	381,000	25,222,200
Apache Corp. (Oil, Gas & Consumable Fuels)	90,500	7,954,045

	Shares	Value

United States (continued)
Berry Petroluem Co. Class A (Oil, Gas & Consumable Fuels)	83,700	$3,319,542
Cameron International Corp. (Energy Equipment & Services) (a)	347,400	14,837,454
♦Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	335,700	18,503,784
Cliffs Natural Resources, Inc. (Metals & Mining)	248,400	12,243,636
Cloud Peak Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	171,700	2,903,447
Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	157,400	13,397,888
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	370,500	11,203,920
Cummins, Inc. (Machinery)	75,800	7,345,778
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	216,800	12,819,384
Dril-Quip, Inc. (Energy Equipment & Services) (a)	170,500	11,183,095
Far East Energy Corp. (Oil, Gas & Consumable Fuels) (a)	1,133,300	197,194
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	218,700	7,451,109
Green Plains Renewable Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	83,700	522,288
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	119,300	2,461,159
♦Halliburton Co. (Energy Equipment & Services)	753,700	21,397,543
♦HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	534,700	18,944,421
Jacobs Engineering Group, Inc. (Construction & Engineering) (a)	81,600	3,089,376
Key Energy Services, Inc. (Energy Equipment & Services) (a)	249,100	1,893,160
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	732,600	7,970,688
Mosaic Co. (The) (Chemicals)	120,000	6,571,200
National-Oilwell Varco, Inc. (Energy Equipment & Services)	203,500	13,113,540
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	183,200	5,369,592
♦Newmont Mining Corp. (Metals & Mining)	328,400	15,930,684
♦Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	227,400	19,504,098
Patterson-UTI Energy, Inc. (Energy Equipment & Services)	422,700	6,154,512
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	140,300	3,440,156
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	195,800	17,271,518

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of June 30, 2012, excluding short-term investment. May be subject to change daily.

M-432	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United States (continued)
♦Schlumberger, Ltd. (Energy Equipment & Services)	368,400	$23,912,844
SM Energy Co. (Oil, Gas & Consumable Fuels)	272,100	13,362,831
Steel Dynamics, Inc. (Metals & Mining)	293,100	3,443,925
United States Steel Corp. (Metals & Mining)	236,500	4,871,900
Western Refining, Inc. (Oil, Gas & Consumable Fuels)	511,600	11,393,332
♦Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels) (a)	366,300	15,062,256

		365,586,548

Total Common Stocks (Cost $670,608,110)		541,625,837

Exchange Traded Fund 1.3% (c)
United States 1.3%
SPDR Gold Shares (Capital Markets) (a)	48,400	7,511,196

Total Exchange Traded Fund (Cost $8,088,026)		7,511,196

	Number of Warrants

Warrants 0.0%‡
Canada 0.0%‡
Kinross Gold Corp. Strike Price $21.30 Expires 9/17/14 (Metals & Mining) (a)	34,300	13,476

Total Warrants (Cost $36,860)		13,476

	Principal Amount	Value

Short-Term Investment 7.3%
Repurchase Agreement 7.3%
United States 7.3%
State Street Bank and Trust Co. 0.01%, dated 6/29/12 due 7/2/12 Proceeds at Maturity $43,543,786 (Collateralized by a Federal Home Loan Bank security with a rate of 0.875% and a maturity date of 12/27/13, with a Principal Amount of $44,045,000 and a Market Value of $44,418,017) (Capital Markets)	$43,543,750	$43,543,750

Total Short-Term Investment (Cost $43,543,750)		43,543,750

Total Investments (Cost $722,276,746) (d)	99.4%	592,694,259
Other Assets, Less Liabilities	0.6	3,466,949
Net Assets	100.0%	$596,161,208

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	As of June 30, 2012, cost is $722,276,746 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$6,155,540
Gross unrealized depreciation	(135,738,027)

Net unrealized depreciation	$(129,582,487)

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-433

Portfolio of Investments June 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$541,625,837	$—	$—	$541,625,837
Exchange Traded Fund	7,511,196	—	—	7,511,196
Warrants	13,476	—	—	13,476
Short-Term Investment
Repurchase Agreement	—	43,543,750	—	43,543,750

Total Investments in Securities	$549,150,509	$43,543,750	$—	$592,694,259

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of February 17, 2012 (inception date) and June 30, 2012 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of June 30, 2012, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay VP Van Eck Global Hard Assets Portfolio investments by industry.

Industry Diversification

	Value	Percent†
Capital Markets	$51,054,946	8.6%
Chemicals	18,162,157	3.0
Construction & Engineering	3,089,376	0.5
Energy Equipment & Services	142,164,321	23.9
Machinery	7,345,778	1.2
Metals & Mining	155,707,181	26.1
Oil, Gas & Consumable Fuels	207,199,812	34.8
Paper & Forest Products	7,970,688	1.3

	592,694,259	99.4
Other Assets, Less Liabilities	3,466,949	0.6

Net Assets	$596,161,208	100.0%

†	Percentages indicated are based on Portfolio net assets.

M-434	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $722,276,746)	$592,694,259
Cash denominated in foreign currencies (identified cost $203)	204
Receivables:
Investment securities sold	3,633,416
Dividends and interest	474,525
Fund shares sold	124,021
Other assets	6,941

Total assets	596,933,366

Liabilities
Payables:
Manager (See Note 3)	425,499
Fund shares redeemed	255,621
Shareholder communication	45,386
Professional fees	34,911
Investment securities purchased	4,180
Custodian	3,160
Accrued expenses	3,401

Total liabilities	772,158

Net assets	$596,161,208

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$73,276
Additional paid-in capital	731,617,484

731,690,760
Undistributed net investment income	2,202,785
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,146,027)
Net unrealized appreciation (depreciation) on investments	(129,582,487)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(3,823)

Net assets	$596,161,208

Initial Class
Net assets applicable to outstanding shares	$596,161,208

Shares of beneficial interest outstanding	73,275,574

Net asset value per share outstanding	$8.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-435

Statement of Operations for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,424,920
Interest	1,645

Total income	4,426,565

Expenses
Manager (See Note 3)	2,112,690
Shareholder communication	47,402
Professional fees	36,150
Custodian	11,942
Trustees	6,616
Miscellaneous	8,980

Total expenses	2,223,780

Net investment income (loss)	2,202,785

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(8,117,012)
Foreign currency transactions	(29,015)

Net realized gain (loss) on investments and foreign currency transactions	(8,146,027)

Net change in unrealized appreciation (depreciation) on:
Investments	(129,582,487)
Translation of other assets and liabilities in foreign currencies	(3,823)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(129,586,310)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(137,732,337)

Net increase (decrease) in net assets resulting from operations	$(135,529,552)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $83,019.

M-436	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period February 17, 2012 (inception date) through June 30, 2012 (Unaudited)

2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,202,785
Net realized gain (loss) on investments and foreign currency transactions	(8,146,027)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(129,586,310)

Net increase (decrease) in net assets resulting from operations	(135,529,552)

Capital share transactions:
Net proceeds from sale of shares	764,987,617
Cost of shares redeemed	(33,296,857)

Increase (decrease) in net assets derived from capital share transactions	731,690,760

Net increase (decrease) in net assets	596,161,208

Net Assets
Beginning of period	—

End of period	$596,161,208

Undistributed net investment income at end of period	$2,202,785

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-437

Financial Highlights selected per share data and ratios

	Initial Class
	February 17, 2012** through June 30,
	2012*
Net asset value at beginning of period	$10.00

Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	(1.89)

Total from investment operations	(1.86)

Net asset value at end of period	$8.14

Total investment return	(18.60	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93	% ††
Net expenses	0.94	% ††
Portfolio turnover rate	7%
Net assets at end of period (in 000’s)	$596,161

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-438	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company and is comprised of twenty-eight separate series (each a “Portfolio” and collectively, the “Portfolios”). Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any such historical information provided for each Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock Portfolios
January 29, 1993	Cash Management, Government, Growth Equity, Income Builder and S&P 500 Index Portfolios
May 1, 1995	High Yield Corporate Bond and International Equity Portfolios
October 1, 1996	Convertible Portfolio
May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap Portfolios
July 2, 2001	Mid Cap Core Portfolio
May 2, 2005	Balanced and Floating Rate Portfolios
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios
April 29, 2011	Flexible Bond Opportunities Portfolio
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and Van Eck Global Hard Assets Portfolios

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios (as defined below), which may invest in and own shares in any of the Portfolios or other MainStay Funds.

On May 13, 2003, the Board of Directors of MainStay VP Series Fund, Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management

Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (“Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the May 13, 2003 Multiple Class Plan. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder Portfolios
June 5, 2003	Common Stock, Convertible, Growth Equity, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap Portfolios
June 6, 2003	Large Cap Growth Portfolio
May 2, 2005	Balanced and Floating Rate Portfolios
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios
April 29, 2011	Flexible Bond Opportunities Portfolio
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return and T. Rowe Price Equity Income Portfolios

The investment objective for each Portfolio is as follows:

Balanced:  seeks total return.

Bond:  seeks total return.

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

Common Stock:  seeks long-term growth of capital.

Conservative Allocation:  seeks current income and, secondarily, long-term growth of capital.

Convertible:  seeks capital appreciation together with current income.

DFA / DuPont Capital Emerging Markets Equity:  seeks long-term capital appreciation.

Eagle Small Cap Growth:  seeks long-term capital appreciation.

Flexible Bond Opportunities:  seeks current income and total return by investing primarily in domestic and foreign debt securities.

Floating Rate:  seeks high current income.

Government:  seeks current income.

Growth Allocation:  seeks long-term growth of capital.

mainstayinvestments.com	M-439

Notes to Financial Statements (Unaudited) (continued)

Growth Equity:  seeks long-term growth of capital.

High Yield Corporate Bond:  seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity:  seeks total return.

Income Builder:  seeks current income consistent with reasonable opportunity for future growth of capital and income.

International Equity:  seeks long-term growth of capital.

Janus Balanced:  seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Large Cap Growth:  seeks long-term growth of capital.

MFS® Utilities:  seeks total return.

Mid Cap Core:  seeks long-term growth of capital.

Moderate Allocation:  seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation:  seeks long-term growth of capital and, secondarily, current income.

PIMCO Real Return:  seeks maximum real return, consistent with preservation of real capital and prudent investment management.

S&P 500 Index:  seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

T. Rowe Price Equity Income:  seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

U.S. Small Cap:  seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Van Eck Global Hard Assets:  seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of The MainStay Funds, a Massachusetts business trust, Eclipse Funds Inc., a Maryland corporation, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC also serves as manager (the “Underlying Portfolios/Funds”).

Prior to May 1, 2012 the investment objectives of certain Portfolios were as follows:

Balanced:  seeks high total return.

Bond:  seeks the highest income over the long term consistent with preservation of principal.

Common Stock:  seeks long-term growth of capital, with income as a secondary consideration.

Government:  seeks a high level of current income, consistent with safety of principal.

ICAP Select Equity:  seeks a superior total return.

International Equity:  seeks to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Note 2–Significant Accounting Policies

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

The Board has adopted procedures for the valuation of each Portfolio’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Board (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Sub-Committee to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Valuation Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Valuation Sub-Committee are reviewed. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the primary responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the portfolio manager or Subadvisor of each Portfolio. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has

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established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Portfolio’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2012, for each Portfolio’s investments is included at the end of each Portfolio’s respective Portfolio of Investments.

The valuation techniques used by the Portfolios to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Portfolios may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Portfolios’ Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended June 30, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Portfolio’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of June 30, 2012, the Convertible, DFA / DuPont Capital Emerging Markets Equity, Floating Rate, Government, High Yield Corporate Bond, Income Builder and MFS® Utilities Portfolios held securities with values of $270, $33,999, $279,973, $1,018,412, $21,787,093, $415,188 and $2,048,834 respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios principally trade, including the DFA / DuPont Capital Emerging Markets Equity, Income Builder and International Equity Portfolios, and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with a Portfolio’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of June 30, 2012, foreign equity securities held by the Portfolios were not fair valued in such a manner.

Investments in Underlying Portfolios/Funds are valued at their net asset value (“NAV”) at the close of business each day. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices.

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Notes to Financial Statements (Unaudited) (continued)

Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds, including money market funds, are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of municipal debt securities) supplied by a pricing agent or brokers selected by the Manager in consultation with the Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Manager, in consultation with the Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

The Cash Management Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Securities in the Cash Management Portfolio are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are generally categorized as Level 2 of the fair value hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as liquidity of the Portfolios’ investments. As of June 30, 2012, the Floating Rate and High Yield Corporate Bond Portfolios held securities with a value of $10,267,484 and $3,762,991, respectively, that were valued by single broker quotes and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of each Portfolio’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Convertible Portfolio

Asset Class	Fair Value at 6/30/12	Valuation Technique	Unobservable Inputs	Range
Common Stock (1 position)	$36	Income Approach	Remaining Claims	$3.5M – $35B
			Discount Rate	11%
Convertible Bond (1 position)	234	Income Approach	Remaining Assets	$0.01

	$270

Floating Rate Portfolio

Asset Class	Fair Value at 6/30/12	Valuation Technique	Unobservable Inputs	Range
Common Stock (1 position)	$279,973	Market Approach	Offered Quotes	$25.50 – $25.75
Floating Rate Loans (7 positions)	10,267,484	Market Approach	Offered Quotes	$94.00 – $100.00

	$10,547,457

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Government Portfolio

Asset Class	Fair Value at 6/30/12	Valuation Technique	Unobservable Inputs	Range
Mortgage-Backed Security (1 position)	$1,018,412	Market Approach	Treasury Spread	405 bps

			Constant Maturity	1 yr.

High Yield Corporate Bond Portfolio

Asset Class	Fair Value at 6/30/12	Valuation Technique	Unobservable Inputs	Range
Convertible Bonds (2 positions)	$1,090	Income/Market Approach	Estimated Remaining Assets	$0.01
Corporate Bonds (10 positions)	9,367,616	Income/Market Approach	Estimated Remaining Cash/Collateral	$32.4M – $118.3M
			Liquidity Discount	15% – 30%
			Offered Quotes	$0.0625 – $101.25
			Discount Rate	15%
			Distribution Percentage	73%
			Probability of Success	20% – 50%
Loan Assignments & Participations (3 positions)	14,456,955	Income/Market Approach	Estimated Remaining Collateral	$110M
			Asset Coverage	1.83x – 3.26x
			Offered Quotes	$99 – $100
Common Stocks (3 positions)	1,724,416	Income/Market Approach	Estimated Remaining Claims/Value	$0.01 – $58.4M
			Liquidity Discount	20%
Warrants (2 positions)	7	Income/Market Approach	Probability of Liquidity Event	0%

Total	$25,550,084

Income Builder Portfolio

Asset Class	Fair Value at 6/30/12		Valuation Technique	Unobservable Inputs	Range
Corporate Bonds (2 positions)	$62,405		Income/Market Approach	Treasury Spread	10 yrs.
				Estimated Remaining Claims/Value	$23.7M – $32.4M
				Distribution Percentage	73%
				Probability of Success	20%
Mortgage-Backed Security (1 position)	352,783		Market Approach	Treasury Spread	405 bps
				Constant Maturity	1 yr.
Warrants (2 positions)	0	(a)	Income Approach	Probability of Liquidity Event	0%

Total	$415,188

(a)	Less than one dollar.

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Notes to Financial Statements (Unaudited) (continued)

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state or local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source. The Portfolios may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Portfolios may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended June 30, 2012, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intend to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio’s Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may

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vary. These indirect expenses of the Underlying Portfolios/Funds are not included in the amounts shown on each Portfolio’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(H)  Reverse Repurchase Agreements.  A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the period ended June 30, 2012, PIMCO Real Return Portfolio’s average amount of borrowings while outstanding was $39,106,163 at a weighted average interest rate of 0.22%. As of June 30, 2012, the Portfolios did not hold any reverse repurchase agreements.

(I)  Loan Assignments, Participations and Commitments.  The Flexible Bond Opportunities, Floating Rate, High Yield Corporate Bond and Income Builder Portfolios may invest in loan assignments and participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts, if any, are marked-to-market and recorded in a Portfolio’s Statement of Assets and Liabilities. As of June 30, 2012, the Portfolios did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index). The Portfolios are subject to equity price risk and/or interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the

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Notes to Financial Statements (Unaudited) (continued)

underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of all of the margin owed to the Portfolios, potentially resulting in a loss. The Bond, Flexible Bond Opportunities and Income Builder Portfolios invest in futures contracts to help manage the duration and yield curve of their investment portfolios while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Growth Equity and S&P 500 Index Portfolios invest in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The International Equity Portfolio may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject the Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Equity Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the International Equity Portfolio’s NAV and may result in a loss to the International Equity Portfolio. The International Equity Portfolio invests in futures contracts to reduce the Portfolio’s return volatility. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(K)  Securities Sold Short.  Certain Portfolios engage in short sales as part of their investment strategy. When a Portfolio enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations.

(L)  Delayed Delivery Transactions.  Certain Portfolios may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price, When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a capital gain or loss, When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(M)  Foreign Currency Forward Contracts.  Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Flexible Bond Opportunities, Income Builder and International Equity Portfolios may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects a Portfolio’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(N)  Foreign Currency Transactions.  The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books and the U.S. dollar

M-446	MainStay VP Funds Trust

equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(O)  Dollar Rolls.  Certain Portfolios may enter into dollar roll (“DR”) transactions in which they sell securities from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The DR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the DRs are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. DRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. DR transactions involve certain risks, including the risk that the securities returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. During the period ended June 30, 2012, PIMCO Real Return Portfolio’s average amount of borrowings was $32,714,201 at a weighted average interest rate of 0.23%.

(P)  Securities Lending.  In order to realize additional income, each Portfolio other than the Asset Allocation and Cash Management Portfolios may engage in securities lending, subject to the limitations set forth in the 1940 Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of June 30, 2012.

(Q)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Portfolios may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may only be purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The International Equity Portfolio may invest in warrants when the underlying security cannot be purchased due to restrictions an industry and/or country places on foreign investors. The Convertible, Flexible Bond Opportunities, High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios may invest in warrants only if received as part of a corporate action. The Portfolios are exposed to risk until each sale is completed.

(R)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Convertible, Floating Rate, High Yield Corporate Bond and Income Builder Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(S)  Concentration of Risk.  The Flexible Bond Opportunities and High Yield Corporate Bond Portfolios invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—higher interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Flexible Bond Opportunities, Floating Rate, High Yield Corporate Bond, and Income Builder Portfolios may invest in loans. The loans in which the Portfolios principally invest are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolios’ NAVs could go down and you could lose money.

mainstayinvestments.com	M-447

Notes to Financial Statements (Unaudited) (continued)

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(T)  Indemnifications.  Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Bond, Convertible, DFA / DuPont Capital Emerging Markets Equity, Flexible Bond Opportunities, Growth Equity, High Yield Corporate Bond, Income Builder, MFS® Utilities, Mid Cap Core, PIMCO Real Return, S&P 500 Index, T. Rowe Price Equity Income and Van Eck Global Hard Assets Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Bond Portfolio

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(147,031)	$(147,031)

Total Realized Gain (Loss)		$(147,031)	$(147,031)

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (1)	(120)	(120)

(1)	Amount disclosed represents the actual average held during the six-month period ended June 30, 2012.

Convertible Portfolio

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$11,285	$11,285

Total Fair Value		$11,285	$11,285

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2012:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(1,110)	$(1,110)

Total Change in Unrealized Appreciation (Depreciation)		$(1,110)	$(1,110)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	$1,268	$1,268

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2012.

DFA / DuPont Capital Emerging Markets Equity Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Rights	Investments in securities, at value	$53	$53

Total Fair Value		$53	$53

M-448	MainStay VP Funds Trust

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on investments/security transactions	$621	$621

Total Realized Gain (Loss)		$621	$621

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net change in unrealized appreciation (depreciation) on investments	$53	$53

Total Change in Unrealized Appreciation (Depreciation)		$53	$53

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	3,513	3,513

(1)	Amount disclosed represents the weighted average held during the period ended June 30, 2012.

Flexible Bond Opportunities Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$132,165	$—	$132,165
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	251,275	251,275

Total Fair Value		$—	$132,165	$251,275	$383,440

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(238,713)	$(238,713)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(65,031)	—	—	(65,031)

Total Fair Value		$(65,031)	$—	$(238,713)	$(303,744)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	M-449

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(549,024)	$(549,024)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	138,158	—	—	138,158

Total Realized Gain (Loss)		$138,158	$—	$(549,024)	$(410,866)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$(12,994)	$—	$(12,994)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	122,145	122,145
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(71,315)	—	—	(71,315)

Total Change in Unrealized Appreciation (Depreciation)		$(71,315)	$(12,994)	$122,145	$37,836

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants (2)	—	14,850	—	14,850
Futures Contracts Long (2)	—	—	115	115
Futures Contracts Short (2)	—	—	(515)	(515)
Forward Contracts Long (3)	$127,996	$—	$—	$127,996
Forward Contracts Short (3)	$(7,529,482)	$—	$—	$(7,529,482)

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

M-450	MainStay VP Funds Trust

Growth Equity Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets – Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$81,693	$81,693

Total Fair Value		$81,693	$81,693

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$457,938	$457,938

Total Realized Gain (Loss)		$457,938	$457,938

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(26,077)	$(26,077)

Total Change in Unrealized Appreciation (Depreciation)		$(26,077)	$(26,077)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts Long	79	79

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2012.

High Yield Corporate Bond Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$151,657	$151,657

Total Fair Value		$151,657	$151,657

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2012:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(102,785)	$(102,785)

Total Change in Unrealized Appreciation (Depreciation)		$(102,785)	$(102,785)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	4,095	4,095

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2012.

mainstayinvestments.com	M-451

Notes to Financial Statements (Unaudited) (continued)

Income Builder Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	2,001,762		5,227	2,006,989

Total Fair Value		$—	$2,001,762		$5,227	$2,006,989

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(532,633)	$—	$—	$(532,633)

Total Fair Value		$(532,633)	$—	$—	$(532,633)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$1,885,816	$(102,502)	$1,783,314
Forward Contracts	Net realized gain (loss) on foreign currency transactions	2,134,367	—	—	2,134,367

Total Realized Gain (Loss)		$2,134,367	$1,885,816	$(102,502)	$3,917,681

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$2,132,101	$8,075	$2,140,176
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(677,029)	—	—	(677,029)

Total Change in Unrealized Appreciation (Depreciation)		$(677,029)	$2,132,101	$8,075	$1,463,147

M-452	MainStay VP Funds Trust

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	8	—	8
Futures Contracts Long	—	808	45	853
Futures Contracts Short	—	—	(117)	(117)
Forward Contracts Long	$14,695,625	—	—	$14,695,625
Forward Contracts Short	$(55,978,877)	—	—	$(55,978,877)

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2012.

MFS® Utilities Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$683,137	$683,137
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	2,972,591	—	2,972,591

Total Fair Value		$2,972,591	$683,137	$3,655,728

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(112,092)	$—	$(112,092)

Total Fair Value		$(112,092)	$—	$(112,092)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on security transactions	$—	$108,387	$108,387

Total Realized Gain (Loss)		$—	$108,387	$108,387

mainstayinvestments.com	M-453

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$77,448	$77,448
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	2,860,499	—	2,860,499

Total Change in Unrealized Appreciation (Depreciation)		$2,860,499	$77,448	$2,937,947

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Warrants	—	463,527	463,527
Forward Contracts Long	$17,171,971	—	$17,171,971
Forward Contracts Short	$(125,179,071)	—	$(125,179,071)

(1)	Amount disclosed represents the weighted average held during the period ended June 30, 2012.

Mid Cap Core Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$111,419	$111,419

Total Fair Value		$111,419	$111,419

The effect of derivative instruments on the Statement of Operations for the six-month period ended June 30, 2012:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$12,339	$12,339

Total Change in Unrealized Appreciation (Depreciation)		$12,339	$12,339

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	51,583	51,583

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2012.

M-454	MainStay VP Funds Trust

PIMCO Real Return Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$1,811	$—	$1,811

Total Fair Value		$1,811	$—	$1,811

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$17,009	$17,009
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(445,189)	—	(445,189)

Total Fair Value		$(445,189)	$17,009	$(428,180)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(175,297)	$(175,297)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	706	—	706

Total Realized Gain (Loss)		$706	$(175,297)	$(174,591)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$17,009	$17,009
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(443,378)	—	(443,378)

Total Change in Unrealized Appreciation (Depreciation)		$(443,378)	$17,009	$(426,369)

mainstayinvestments.com	M-455

Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	—	(18)	(18)
Forward Contracts Long	$726,684	—	$726,684
Forward Contracts Short	$(15,916,565)	—	$(15,916,565)

(1)	Amount disclosed represents the weighted average held during the period ended June 30, 2012.

S&P 500 Index Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$1,363,467	$1,363,467

Total Fair Value		$1,363,467	$1,363,467

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on security transactions	$3,744	$3,744
Futures Contracts	Net realized gain (loss) on futures transactions	2,670,628	2,670,628

Total Realized Gain (Loss)		$2,674,372	$2,674,372

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$977,742	$977,742

Total Change in Unrealized Appreciation (Depreciation)		$977,742	$977,742

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts	647	647

(1)	Amount disclosed represents the weighted average held during the six-month period ended June 30, 2012.

T. Rowe Price Equity Income Portfolio

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$(1)	$(1)

Total Realized Gain (Loss)		$(1)	$(1)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights	94,886	94,886

(1)	Amount disclosed represents the weighted average held during the period ended June 30, 2012.

Van Eck Global Hard Assets Portfolio

Fair value of derivatives instruments as of June 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$13,476	$13,476

Total Fair Value		$13,476	$13,476

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2012:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(23,384)	$(23,384)

Total Change in Unrealized Appreciation (Depreciation)		$(23,384)	$(23,384)

M-456	MainStay VP Funds Trust

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	34,300	34,300

(1)	Amount disclosed represents the weighted average held during the period ended June 30, 2012.

Note 3–Fees and Related Party Transactions

(A)  Investment Advisory, Subadvisory and Administration Fees.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). New York Life Investments manages the Bond, Cash Management, Conservative Allocation, Floating Rate, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios and the fixed-income portion of the Balanced Portfolio directly without the use of a subadvisor.

Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”), each a registered investment adviser, serve as Subadvisors to the DFA / DuPont Capital Emerging Markets Equity Portfolio and manage a portion of the Portfolio’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Portfolio with respect to its allocated portion of the Portfolio’s assets.

Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Eagle Small Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments.

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc. (“JCGI”), serves as Subadvisor to the Janus Balanced Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Flexible Bond Opportunities, Government, High Yield Corporate Bond and the overall asset allocation and fixed-income portion of the Income Builder Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Madison Square Investors LLC (“MSI”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, Growth Equity, International Equity, Mid Cap Core, S&P 500 Index, and the equity portion of Balanced Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Massachusetts Financial Services Company (“MFS”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company), serves as Subadvisor to the MFS® Utilities Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the PIMCO Real Return Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the T. Rowe Price Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Van Eck Associates Corporation (“Van Eck”), a registered investment adviser, serves as Subadvisor to the Van Eck Global Hard Assets Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as Subadvisor to the Large Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

Pursuant to the Management Agreement, New York Life Investments also serves as administrator for the Portfolios. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. The Portfolios reimburse New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer of the Portfolios.

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

mainstayinvestments.com	M-457

Notes to Financial Statements (Unaudited) (continued)

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. The voluntary waivers/reimbursements may be discontinued at any time. From time to time, the Manager may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Balanced Portfolio	0.75	% (a)	0.75%
Bond Portfolio	0.50	% (b)	0.49%
Cash Management Portfolio	0.45	% (c)	0.43%
Common Stock Portfolio	0.55	% (d)	0.55%
Conservative Allocation Portfolio	0.00%		0.00%
Convertible Portfolio	0.60	% (e)	0.60%
DFA / DuPont Capital Emerging Markets Equity Portfolio	1.20	% (f)	1.20%
Eagle Small Cap Growth Portfolio	0.81	% (g)	0.81%
Flexible Bond Opportunities Portfolio	0.60	% (h)	0.60%
Floating Rate Portfolio	0.60%		0.60%
Government Portfolio	0.50	% (b)	0.50%
Growth Allocation Portfolio	0.00%		0.00%
Growth Equity Portfolio	0.61	% (e)	0.61%
High Yield Corporate Bond Portfolio	0.57	% (i)	0.56%
ICAP Select Equity Portfolio	0.80	% (j)	0.76%
Income Builder Portfolio	0.57	% (k)	0.57%
International Equity Portfolio	0.89	% (l)	0.89%
Janus Balanced Portfolio	0.55	% (m)	0.55%
Large Cap Growth Portfolio	0.75	% (n)	0.75%
MFS® Utilities Portfolio	0.73	% (o)	0.73%
Mid Cap Core Portfolio	0.85	% (p)	0.85%
Moderate Allocation Portfolio	0.00%		0.00%
Moderate Growth Allocation Portfolio	0.00%		0.00%
PIMCO Real Return Portfolio	0.50	% (q)	0.50%
S&P 500 Index Portfolio	0.30	% (r)	0.30%
T. Rowe Price Equity Income Portfolio	0.80	% (s)	0.80%
U.S. Small Cap Portfolio	0.80	% (t)	0.79%
Van Eck Global Hard Assets Portfolio	0.89	% (u)	0.89%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.
(a)	Up to $1 billion and 0.70% in excess of $1 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee to 0.70% on assets up to $1 billion and 0.65% on assets over $1 billion. This waiver is voluntary and may be discontinued at any time. For the six-month period ended June 30, 2012, the Manager waived its fees in the amount of $44,694.

(b)	Up to $500 million; 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(c)	Up to $500 million; 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the
Portfolio during periods when expenses have a significant impact on the yield of the Portfolio because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time without notice. For the six-month period ended June 30, 2012, the Manager waived its fees in the amount of $1,157,546.

(d)	Up to $500 million; 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $1 billion and 0.50% in excess of $1 billion.

(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.60% for Initial Class and 1.65% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.01% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board.

(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.95% for Initial Class and 1.22% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board.

(h)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion. New York Life Investments had voluntarily agreed to waive fees and/or reimburse expense so that total ordinary operating expenses would not exceed 0.85% with respect to Initial Class Shares. An equivalent reimbursement was applied to Service Class Shares. This waiver is voluntary and was discontinued as of May 1, 2012.

(i)	Up to $1 billion; 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(j)	Up to $250 million; 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(k)	Up to $1 billion and 0.55% in excess of $1 billion.

(l)	Up to $500 million and 0.85% in excess of $500 million.

(m)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.58% for Initial Class and 0.83% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board. For the six-month period ended June 30, 2012, the Manager waived its fees in the amount of $38,648.

M-458	MainStay VP Funds Trust

(n)	Up to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings resulting from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. Additionally, the Manager has voluntarily agreed to waive $12,500 annually of its management fee for the Portfolio. These waivers may be discontinued at any time. For the six-month period ended June 30, 2012, the Manager waived its fees in the amount of $11,558.

(o)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.81% for Initial Class and 1.06% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.03% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board.

(p)	Up to $1 billion and 0.80% in excess of $1 billion.

(q)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.66% for Initial Class and 0.76% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. For the six-month period ended June 30, 2012, the Manager waived its fees in the amount of $110,834.

(r)	Up to $1 billion; 0.275% from $1 billion to $2 billion; 0.265% from $2 billion to $3 billion and 0.25% in excess of $3 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee to 0.25% up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion. This waiver is voluntary and may be revised or terminated at any time. For the six-month period ended June 30, 2012, the Manager waived its fees in the amount of $242,877.

(s)	Up to $500 million and 0.775% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.85% for Initial Class and 1.10% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive its management fee to 0.75% on assets up to $500 million and 0.725% on assets in excess of $500 million. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board. For the six-month period ended June 30, 2012, the Manager waived its fees in the amount of $81,190.

(t)	Up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(u)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.97% for Initial Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.01% of its management fees on assets in excess of $1 billion. This agreement expires on May 1, 2013 and may only be amended or terminated prior to that date by action of the Board.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios, except the Cash

Management Portfolio, the Fund has adopted a Distribution and Service

Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(C)  Capital.  As of June 30, 2012, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

Conservative Allocation Portfolio
MainStay 130/30 Core Fund Class I	11.36%
MainStay 130/30 International Fund Class I	3.41
MainStay Epoch International Small Cap Fund Class I	0.26
MainStay Epoch U.S. All Cap Fund Class I	4.06
MainStay High Yield Opportunities Fund Class I	1.41
MainStay ICAP Equity Fund Class I	4.66
MainStay ICAP International Fund Class I	1.04
MainStay Intermediate Term Bond Fund Class I	3.48
MainStay MAP Fund Class I	3.54
MainStay VP Bond Portfolio Initial Class	32.01
MainStay VP Cash Management Portfolio Initial Class	0.85
MainStay VP Convertible Portfolio Initial Class	3.47
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	0.85
MainStay VP Flexible Bond Opportunities Portfolio Initial Class	24.54
MainStay VP Floating Rate Portfolio Initial Class	28.32
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2.12
MainStay VP ICAP Select Equity Portfolio Initial Class	1.33
MainStay VP International Equity Portfolio Initial Class	2.25
MainStay VP Large Cap Growth Portfolio Initial Class	13.78
MainStay VP Mid Cap Core Portfolio Initial Class	0.09
MainStay VP S&P 500 Index Portfolio Initial Class	2.40
MainStay VP T. Rowe Price Equity Income Portfolio Initial	1.34
MainStay VP U.S. Small Cap Portfolio Initial Class	2.06

Growth Allocation Portfolio
MainStay 130/30 Core Fund Class I	6.26%
MainStay 130/30 International Fund Class I	11.76
MainStay Epoch Global Choice Fund Class I	8.10
MainStay Epoch International Small Cap Fund Class I	0.42
MainStay Epoch U.S. All Cap Fund Class I	2.17
MainStay ICAP Equity Fund Class I	2.00
MainStay ICAP International Fund Class I	1.92
MainStay MAP Fund Class I	3.66
MainStay VP Common Stock Portfolio Initial Class	0.03
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	1.52
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	2.40

mainstayinvestments.com	M-459

Notes to Financial Statements (Unaudited) (continued)

Growth Allocation Portfolio (continued)
MainStay VP ICAP Select Equity Portfolio Initial Class	0.98%
MainStay VP International Equity Portfolio Initial Class	3.14
MainStay VP Large Cap Growth Portfolio Initial Class	9.27
MainStay VP Mid Cap Core Portfolio Initial Class	3.48
MainStay VP S&P 500 Index Portfolio Initial Class	1.29
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	5.33
MainStay VP U.S. Small Cap Portfolio Initial Class	13.52
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	0.40

Moderate Allocation Portfolio
MainStay 130/30 Core Fund Class I	18.46%
MainStay 130/30 International Fund Class I	13.43
MainStay Epoch Global Choice Fund Class I	10.43
MainStay Epoch International Small Cap Fund Class I	1.37
MainStay Epoch U.S. All Cap Fund Class I	7.80
MainStay High Yield Opportunities Fund Class I	0.99
MainStay ICAP Equity Fund Class I	6.30
MainStay ICAP International Fund Class I	2.58
MainStay Intermediate Term Bond Fund Class I	4.40
MainStay MAP Fund Class I	6.66
MainStay VP Bond Portfolio Initial Class	18.07
MainStay VP Cash Management Portfolio Initial Class	1.09
MainStay VP Convertible Portfolio Initial Class	4.41
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	6.83
MainStay VP Flexible Bond Opportunities Portfolio Initial Class	32.96
MainStay VP Floating Rate Portfolio Initial Class	27.59
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2.11
MainStay VP ICAP Select Equity Portfolio Initial Class	2.08
MainStay VP International Equity Portfolio Initial Class	4.89
MainStay VP Large Cap Growth Portfolio Initial Class	22.56
MainStay VP Mid Cap Core Portfolio Initial Class	1.28
MainStay VP S&P 500 Index Portfolio Initial Class	3.51
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	7.17
MainStay VP U.S. Small Cap Portfolio Initial Class	6.20
MainStay VP Van Eck Global Mutual Initial Class	0.53

Moderate Growth Allocation Portfolio
MainStay 130/30 Core Fund Class I	21.89%
MainStay 130/30 International Fund Class I	33.13
MainStay Epoch Global Choice Fund Class I	32.05
MainStay Epoch International Small Cap Fund Class I	3.99
MainStay Epoch U.S. All Cap Fund Class I	9.74
MainStay High Yield Opportunities Fund Class I	1.28
MainStay ICAP Equity Fund Class I	6.71
MainStay ICAP International Fund Class I	5.78
MainStay Intermediate Term Bond Fund Class I	0.46

Moderate Growth Allocation Portfolio (continued)
MainStay MAP Fund Class I	11.79%
MainStay VP Cash Management Portfolio Initial Class	0.83
MainStay VP Common Stock Portfolio Initial Class	0.36
MainStay VP Convertible Portfolio Initial Class	4.17
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	4.94
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	5.50
MainStay VP Flexible Bond Opportunities Portfolio Initial Class	36.36
MainStay VP Floating Rate Portfolio Initial Class	18.43
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2.72
MainStay VP ICAP Select Equity Portfolio Initial Class	3.16
MainStay VP International Equity Portfolio Initial Class	8.07
MainStay VP Large Cap Growth Portfolio Initial Class	31.23
MainStay VP Mid Cap Core Portfolio Initial Class	16.15
MainStay VP S&P 500 Index Portfolio Initial Class	4.83
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	14.88
MainStay VP U.S. Small Cap Portfolio Initial Class	36.92
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	1.65

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2011, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and cur-

M-460	MainStay VP Funds Trust

rency losses that arose after October 31, 2011, as if they arose on January 1, 2012.

	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Balanced Portfolio	2017	7,966	$—
Common Stock Portfolio	2016	$68,172	$—
	2017	110,047	—
Total		$178,219	$—
Floating Rate Portfolio	2016	$8,244	$—
	2017	2,462	—
Total		$10,706	$—
Government Portfolio	Unlimited	$32	$—
Growth Equity Portfolio	2016	$20,629	$—
	2017	26,862	—
Total		$47,491	$—
High Yield Corporate Bond Portfolio	2016	$40,705	$—
	2017	93,665	—
Total		$134,370	$—

	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
ICAP Select Equity Portfolio	2016	$25,337	$—
	2017	199,285	—
Total		$224,622	$—
Income Builder Portfolio	2017	$21,384	—
International Equity Portfolio	2016	$47,174	$—
	2017	39,290
	Unlimited	21,547	21,934
Total		$108,011	$21,934
Large Cap Growth Portfolio	2017	$19,563	$—
S&P 500 Index Portfolio	2012	$1,832	$—
	2013	17,352	—
	2014	29,971	—
	2016	18,017	—
	2017	23,779	—
Total		$90,951	$—
U.S. Small Cap Portfolio	2016	$21,023	$—
	2017	2,834	—
Total		$23,857	$—

The tax character of distributions paid during the year ended December 31, 2011 shown in the Statement of Changes in Net Assets, was as follows:

	2011
	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced Portfolio	$2,302,514	$—
Bond Portfolio	36,809,108	2,844,847
Cash Management Portfolio	77,843	—
Common Stock Portfolio	8,260,478	—
Conservative Allocation Portfolio	10,831,780	1,438,553
Convertible Portfolio	11,899,020	—
Flexible Bond Opportunities Portfolio	5,974,005	—
Floating Rate Portfolio	22,481,118	—
Government Portfolio	14,154,256	35,317
Growth Allocation Portfolio	1,802,559	—
Growth Equity Portfolio	1,907,991	—
High Yield Corporate Bond Portfolio	117,667,804	—
ICAP Select Equity Portfolio	15,244,973	—
Income Builder Portfolio	10,895,968	—
International Equity Portfolio	14,967,559	—
Large Cap Growth Portfolio	—	—
Mid Cap Core Portfolio	4,497,412	—
Moderate Allocation Portfolio	10,843,919	1,512,828
Moderate Growth Allocation Portfolio	8,214,445	—
S&P 500 Index Portfolio	14,797,497	—
U.S. Small Cap Portfolio	2,013,353	—

mainstayinvestments.com	M-461

Notes to Financial Statements (Unaudited) (continued)

Note 5–Foreign Currency Transactions

DFA / DuPont Capital Emerging Markets Equity Portfolio

As of June 30, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Brazilian Real	BRL	84,404	USD	40,999	USD	42,023
Chilean Peso	CLP	5,110,451		10,293		10,206
Czech Koruna	CZK	204,000		10,058		10,116
Egyptian Pound	EGP	6,035		999		996
Hong Kong Dollar	HKD	126,601		16,317		16,319
Hungarian Forint	HUF	565		2		3
Indonesian Rupiah	IDR	56,011,326		5,958		5,964
Malaysian Ringgit	MYR	26,994		8,450		8,501
Mexican Peso	MXN	257,579		18,945		19,309
New Taiwan Dollar	TWD	1,761,250		58,925		58,934
Philippine Peso	PHP	92,567		2,167		2,197
Polish Zloty	PLN	11,831		3,343		3,551
Pound Sterling (a)	GBP	(2)		(3)		(4)
South African Rand	ZAR	27,389		3,264		3,350
South Korean Won	KRW	11,994,848		10,358		10,473
Thailand Baht	THB	139,456		4,415		4,391
Turkish Lira	YTL	3,357		1,861		1,856
Total			USD	196,351	USD	198,185

(a)	Currency was overdrawn as of June 30, 2012.

Flexible Bond Opportunities Portfolio

As of June 30, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Euro	EUR	45,843	USD	58,820	USD	58,014
Pound Sterling	GBP	26,051		40,319		40,800
Total			USD	99,139	USD	98,814

High Yield Corporate Bond Portfolio

As of June 30, 2012, the Portfolio held the following foreign currency:

		Currency		Cost		Value
Canadian Dollar	CAD	491	USD	519	USD	482

Income Builder Portfolio

As of June 30, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Canadian Dollar	CAD	1	USD	0	USD	1
Euro	EUR	111,544		140,413		141,158
Pound Sterling	GBP	34,433		53,293		53,928
Total			USD	193,706	USD	195,087

(a)	Less than one dollar.

M-462	MainStay VP Funds Trust

International Equity Portfolio

As of June 30, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Australian Dollar	AUD	25	USD	26	USD	26
Brazilian Real	BRL	217,304		107,868		108,192
Canadian Dollar	CAD	473,717		482,184		465,295
Czech Koruna	CZK	5,246,336		258,663		260,158
Danish Krone	DKK	11,845,087		2,018,564		2,016,219
Euro	EUR	618,509		772,377		782,722
Hong Kong Dollar	HKD	6,124,438		789,364		789,440
Japanese Yen	JPY	31,585,501		395,425		395,140
Pound Sterling	GBP	3,234,299		5,042,083		5,065,401
Singapore Dollar	SGD	1,186		941		936
Swedish Krona	SEK	2,205,459		307,713		318,826
Thailand Baht	THB	3,396,600		109,976		106,946
Total			USD	10,285,184	USD	10,309,301

MFS® Utilities Portfolio

As of June 30, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Brazilian Real	BRL	143,811	USD	69,393	USD	71,602
Chilean Peso	CLP	38,334,847		75,747		76,555
Total			USD	145,140	USD	148,157

PIMCO Real Return Portfolio

As of June 30, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Australian Dollar	AUD	18,853	USD	19,207	USD	19,296
Canadian Dollar	CAD	578		567		568
Euro	EUR	29,777		37,241		37,678
Pound Sterling	GBP	226		349		353
Total			USD	57,364	USD	57,895

T. Rowe Price Equity Income Portfolio

As of June 30, 2012, the Portfolio held the following foreign currencies:

		Currency		Cost		Value
Canadian Dollar	CAD	23,042	USD	22,396	USD	22,632
Euro	EUR	4		5		5
Total			USD	22,401	USD	22,637

Van Eck Global Hard Assets Portfolio

As of June 30, 2012, the Portfolio held the following foreign currency:

		Currency		Cost		Value
Pound Sterling	GBP	130	USD	203	USD	204

mainstayinvestments.com	M-463

Notes to Financial Statements (Unaudited) (continued)

Note 6–Restricted Securities

As of June 30, 2012, the following Portfolios held restricted securities:

Convertible Portfolio

	Date of Acquisition	Principal Amount	Cost		6/30/12 Value	Percent of Net Assets
At Home Corp.
Convertible Bond 4.75%, due 12/31/49	5/4/01	$2,335,418	$0	(a)	$234	0.0	%‡

‡	Less than one-tenth of a percent.
(a)	Less than one dollar.

Floating Rate Portfolio

	Date of Acquisition	Shares	Cost	6/30/12 Value	Percent of Net Assets
MGM Studios, Inc.
Common Stock	12/23/10	10,945	$259,944	$279,973	0.0	%‡

‡	Less than one-tenth of a percent.

High Yield Corporate Bond Portfolio

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost		6/30/12 Value	Percent of Net Assets
Adelphia Contingent Value Vehicle
Common Stock	5/17/02	2,207,279	$690,475		$22,073	0.0	%‡
At Home Corp.
Convertible Bond 0.525%, due 12/28/18	8/31/01	$1,869,975	0	(a)	187	0.0	‡
Convertible Bond 4.75%, due 12/31/49	8/27/01	9,032,054	58,488		903	0.0	‡
AES Eastern Energy, L.P.
Corporate Bond 9.00%, due 1/2/17	5/11/99-2/28/11	$6,070,956	3,835,233		607,096	0.0	‡
ASG Corp
Warrant, Expires 5/15/18	4/30/10	3,370	—		151,650	0.0	‡
El Comandante Capital Corp (Escrow Shares)
Corporate Bond (zero coupon), due 12/31/50	12/4/96-1/31/06	$2,412,000	15,210		173,664	0.0	‡
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	365	—		4	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	360	1,099		3	0.0	‡
Lear Corp. (Escrow Shares)
Corporate Bond 8.75%, due 12/1/16	11/18/09	$2,681,000	—		4,022	0.0	‡
Somerset Cayuga Holding Co., Inc.
Common Stock	5/11/99-2/28/11	19,473	2,091,357		331,041	0.0	‡
Corporate Bond 20.00%, due 6/15/17	6/29/12	$1,302,000	1,302,000		1,757,700	0.0	‡
Total			$7,993,862		$3,048,343	0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

M-464	MainStay VP Funds Trust

Income Builder Portfolio

Security	Date(s) of Acquisition	Number of Warrants	Cost	6/30/12 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	4	$—	$0	(a)	0.0	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	4	13	0	(a)	0.0	‡
Total			$13	$0		0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 8–Line of Credit

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the Portfolios, affiliated funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Portfolios on the amended credit agreement during the six-month period ended June 30, 2012.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2012, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Balanced Portfolio	$101,540	$102,189	$115,252	$109,543
Bond Portfolio	1,433,695	1,389,320	176,887	162,037
Common Stock Portfolio	—	—	374,062	411,423
Conservative Allocation Portfolio	—	—	242,084	183,717
Convertible Portfolio	—	—	138,432	159,077
DFA / DuPont Capital Emerging Markets Equity Portfolio	—	—	516,559	97,964
Eagle Small Cap Growth Portfolio	—	—	349,838	155,480
Flexible Bond Opportunities Portfolio	—	1,736	56,631	67,163
Floating Rate Portfolio	—	—	212,495	129,776
Government Portfolio	62,787	74,689	1,224	512
Growth Allocation Portfolio	—	—	64,075	69,058
Growth Equity Portfolio	—	—	130,202	145,134
High Yield Corporate Bond Portfolio	—	—	457,369	269,751
ICAP Select Equity Portfolio	—	—	399,524	457,261
Income Builder Portfolio	—	1,716	32,414	24,321
International Equity Portfolio	—	—	102,663	100,964

mainstayinvestments.com	M-465

Notes to Financial Statements (Unaudited) (continued)

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Janus Balanced Portfolio	$109,636	$67,569	$169,301	$169,153
Large Cap Growth Portfolio	—	—	276,525	206,267
MFS® Utilities Portfolio	—	—	208,819	132,691
Mid Cap Core Portfolio	—	—	563,852	634,510
Moderate Allocation Portfolio	—	—	308,033	240,474
Moderate Growth Allocation Portfolio	—	—	392,280	297,196
PIMCO Real Return Portfolio	395,201	81,111	75,205	23,371
S&P 500 Index Portfolio	—	—	42,194	10,245
T. Rowe Price Equity Income Portfolio	—	—	102,578	19,315
U.S. Small Cap Portfolio	—	—	52,600	53,644
Van Eck Global Hard Assets Portfolio	—	—	90,934	42,185

Note 10–In-Kind Transfer of Securities

On May 5, 2011, the Flexible Bond Opportunities Portfolio sold shares of beneficial interest to certain Asset Allocation Portfolios in exchange for cash and securities. The cash and securities were transferred in at their current value on the date of transaction.

Transferring Portfolio	Shares	Purchase Value
Conservative Allocation Portfolio
Initial Class	2,773,932	$27,728,356
Moderate Allocation Portfolio
Initial Class	3,159,927	31,586,788
Moderate Growth Allocation Portfolio
Initial Class	2,066,564	20,657,473

On February 17, 2012, an affiliate of the Manager made an in-kind contribution of securities into the following Portfolios:

Receiving Portfolio	Shares	Purchase Value
Eagle Small Cap Growth Portfolio
Initial Class	7,906,456	$79,064,557
Service Class	5,147,677	51,476,768

Total	13,054,133	$130,541,325

Janus Balanced Portfolio
Initial Class	43,005,197	$430,051,972
Service Class	33,489,190	334,891,903

Total	76,494,387	$764,943,875

MFS Utilities Portfolio
Initial Class	1,651,760	$16,517,601
Service Class	66,704,051	667,040,514

Total	68,355,811	$683,558,115

T. Rowe Price Equity Income Portfolio
Initial Class	15,086,128	$150,861,276
Service Class	23,573,045	235,730,450

Total	38,659,173	$386,591,726

Van Eck Global Hard Assets Portfolio
Initial Class	63,810,482	$638,104,820

On May 1, 2012, an affiliate of the Manager made an in-kind contribution of securities into the following Portfolio:

Receiving Portfolio	Shares	Purchase Value
MFS Utilities Portfolio
Initial Class	3,128,970	$31,915,497

M-466	MainStay VP Funds Trust

Note 11–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2012, and the year ended December 31, 2011, were as follows:

Balanced Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	38,104	$440,460
Shares redeemed	(63,509)	(726,674)

Net increase (decrease)	(25,405)	$(286,214)

Year ended December 31, 2011:
Shares sold	70,715	$784,512
Shares issued to shareholders in reinvestment of dividends	14,464	148,427
Shares redeemed	(104,114)	(1,157,835)

Net increase (decrease)	(18,935)	$(224,896)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	1,351,016	$15,499,799
Shares redeemed	(921,720)	(10,549,636)

Net increase (decrease)	429,296	$4,950,163

Year ended December 31, 2011:
Shares sold	3,027,215	$33,444,144
Shares issued to shareholders in reinvestment of dividends	210,876	2,154,087
Shares redeemed	(2,304,668)	(25,256,060)

Net increase (decrease)	933,423	$10,342,171

Bond Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	5,332,124	$80,783,388
Shares redeemed	(3,910,144)	(59,415,852)

Net increase (decrease)	1,421,980	$21,367,536

Year ended December 31, 2011:
Shares sold	10,473,356	$155,890,584
Shares issued to shareholders in reinvestment of dividends and distributions	1,610,583	23,789,318
Shares redeemed	(14,590,963)	(218,185,721)

Net increase (decrease)	(2,507,024)	$(38,505,819)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	3,397,635	$51,054,257
Shares redeemed	(1,935,491)	(29,048,943)

Net increase (decrease)	1,462,144	$22,005,314

Year ended December 31, 2011:
Shares sold	6,574,033	$97,883,441
Shares issued to shareholders in reinvestment of dividends and distributions	1,082,249	15,864,637
Shares redeemed	(4,570,128)	(67,508,149)

Net increase (decrease)	3,086,154	$46,239,929

Cash Management Portfolio

Initial Class (at $1 per share)	Shares
Six-month period ended June 30, 2012:
Shares sold	280,043,032
Shares issued to shareholders in reinvestment of dividends and distributions	38,621
Shares redeemed	(472,107,553)

Net increase (decrease)	(192,025,900)

Year ended December 31, 2011:
Shares sold	751,275,176
Shares issued to shareholders in reinvestment of dividends and distributions	77,845
Shares redeemed	(533,308,407)

Net increase (decrease)	218,044,614

Common Stock Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	95,082	$1,637,816
Shares redeemed	(2,282,887)	(39,115,634)

Net increase (decrease)	(2,187,805)	$(37,477,818)

Year ended December 31, 2011:
Shares sold	1,508,395	$24,926,185
Shares issued to shareholders in reinvestment of dividends	515,458	7,500,653
Shares redeemed	(9,570,482)	(155,090,070)

Net increase (decrease)	(7,546,629)	$(122,663,232)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	126,491	$2,146,589
Shares redeemed	(342,421)	(5,877,314)

Net increase (decrease)	(215,930)	$(3,730,725)

Year ended December 31, 2011:
Shares sold	249,524	$4,018,956
Shares issued to shareholders in reinvestment of dividends	52,439	759,825
Shares redeemed	(855,298)	(13,770,007)

Net increase (decrease)	(553,335)	$(8,991,226)

mainstayinvestments.com	M-467

Notes to Financial Statements (Unaudited) (continued)

Conservative Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	252,459	$2,985,317
Shares redeemed	(123,941)	(1,475,572)

Net increase (decrease)	128,518	$1,509,745

Year ended December 31, 2011:
Shares sold	301,283	$3,434,647
Shares issued to shareholders in reinvestment of dividends and distributions	20,966	224,930
Shares redeemed	(204,029)	(2,329,738)

Net increase (decrease)	118,220	$1,329,839

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	7,008,960	$82,543,429
Shares redeemed	(2,382,248)	(27,971,265)

Net increase (decrease)	4,626,712	$54,572,164

Year ended December 31, 2011:
Shares sold	14,756,208	$168,770,192
Shares issued to shareholders in reinvestment of dividends and distributions	1,128,988	12,045,403
Shares redeemed	(6,088,934)	(69,492,651)

Net increase (decrease)	9,796,262	$111,322,944

Convertible Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	360,059	$4,211,749
Shares redeemed	(1,212,087)	(14,111,955)

Net increase (decrease)	(852,028)	$(9,900,206)

Year ended December 31, 2011:
Shares sold	1,251,137	$15,225,695
Shares issued to shareholders in reinvestment of dividends	439,398	4,471,908
Shares redeemed	(4,707,949)	(56,724,125)

Net increase (decrease)	(3,017,414)	$(37,026,522)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	1,169,740	$13,576,646
Shares redeemed	(2,092,031)	(24,140,169)

Net increase (decrease)	(922,291)	$(10,563,523)

Year ended December 31, 2011:
Shares sold	5,800,626	$69,465,084
Shares issued to shareholders in reinvestment of dividends	734,361	7,427,112
Shares redeemed	(4,236,794)	(48,429,658)

Net increase (decrease)	2,298,193	$28,462,538

DFA / DuPont Capital Emerging Markets Equity Portfolio

Initial Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	16,119,496	$158,989,221
Shares redeemed	(991,921)	(9,265,726)

Net increase (decrease)	15,127,575	$149,723,495

Service Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	28,105,599	$280,405,672
Shares redeemed	(1,286,869)	(11,839,209)

Net increase (decrease)	26,818,730	$268,566,463

(a)	The inception date of the Portfolio was February 17, 2012.

Eagle Small Cap Growth Portfolio

Initial Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	30,041,998	$299,040,775
Shares redeemed	(2,212,235)	(21,039,270)

Net increase (decrease)	27,829,763	$278,001,505

Service Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	5,420,875	$54,173,455
Shares redeemed	(365,195)	(3,503,818)

Net increase (decrease)	5,055,680	$50,669,637

(a)	The inception date of the Portfolio was February 17, 2012.

Flexible Bond Opportunities Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	3,241,143	$32,367,871
Shares redeemed	(7,555,791)	(76,105,197)

Net increase (decrease)	(4,314,648)	$(43,737,326)

Period ended December 31, 2011(a):
Shares sold (b)	21,005,907	$208,463,245
Shares issued to shareholders in reinvestment of dividends	521,279	4,981,114
Shares redeemed	(1,916,083)	(18,625,153)

Net increase (decrease)	19,611,103	$194,819,206

M-468	MainStay VP Funds Trust

Flexible Bond Opportunities Portfolio (continued)

Service Class	Shares	Amount
Period ended June 30, 2012:
Shares sold	3,628,975	$36,336,641
Shares redeemed	(450,786)	(4,506,582)

Net increase (decrease)	3,178,189	$31,830,059

Period ended December 31, 2011(a):
Shares sold	4,527,594	$44,276,371
Shares issued to shareholders in reinvestment of dividends	103,978	992,891
Shares redeemed	(481,634)	(4,680,647)

Net increase (decrease)	4,149,938	$40,588,615

(a)	The inception date of the Portfolio was April 29, 2011.

(b)	Includes a subscription in-kind in the amount of 8,000,423 shares and $79,972,617, respectively. (See Note 10)

Floating Rate Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	10,300,111	$94,793,729
Shares issued to shareholders in reinvestment of dividends	463,658	4,258,635
Shares redeemed	(1,390,460)	(12,742,109)

Net increase (decrease)	9,373,309	$86,310,255

Year ended December 31, 2011:
Shares sold	5,831,590	$53,338,874
Shares issued to shareholders in reinvestment of dividends	719,269	6,591,162
Shares redeemed	(4,502,569)	(41,460,057)

Net increase (decrease)	2,048,290	$18,469,979

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	4,541,419	$41,731,555
Shares issued to shareholders in reinvestment of dividends	859,139	7,899,071
Shares redeemed	(3,790,041)	(34,814,759)

Net increase (decrease)	1,610,517	$14,815,867

Year ended December 31, 2011:
Shares sold	12,049,719	$111,008,469
Shares issued to shareholders in reinvestment of dividends	1,732,940	15,889,956
Shares redeemed	(11,464,125)	(104,517,764)

Net increase (decrease)	2,318,534	$22,380,661

Government Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	336,267	$4,006,116
Shares redeemed	(1,256,783)	(14,913,831)

Net increase (decrease)	(920,516)	$(10,907,715)

Year ended December 31, 2011:
Shares sold	911,109	$10,796,681
Shares issued to shareholders in reinvestment of dividends and distributions	473,574	5,495,025
Shares redeemed	(3,286,294)	(38,455,665)

Net increase (decrease)	(1,901,611)	$(22,163,959)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	2,728,273	$32,122,662
Shares redeemed	(2,538,058)	(29,862,648)

Net increase (decrease)	190,215	$2,260,014

Year ended December 31, 2011:
Shares sold	5,556,538	$64,984,590
Shares issued to shareholders in reinvestment of dividends and distributions	754,674	8,694,548
Shares redeemed	(5,504,227)	(63,836,952)

Net increase (decrease)	806,985	$9,842,186

Growth Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	116,239	$1,180,507
Shares redeemed	(160,279)	(1,625,397)

Net increase (decrease)	(44,040)	$(444,890)

Year ended December 31, 2011:
Shares sold	340,968	$3,409,729
Shares issued to shareholders in reinvestment of dividends	29,805	258,010
Shares redeemed	(610,529)	(6,222,789)

Net increase (decrease)	(239,756)	$(2,555,050)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	927,554	$9,348,335
Shares redeemed	(1,363,663)	(13,848,741)

Net increase (decrease)	(436,109)	$(4,500,406)

Year ended December 31, 2011:
Shares sold	2,701,280	$26,563,633
Shares issued to shareholders in reinvestment of dividends	178,919	1,544,549
Shares redeemed	(3,228,661)	(31,541,879)

Net increase (decrease)	(348,462)	$(3,433,697)

mainstayinvestments.com	M-469

Notes to Financial Statements (Unaudited) (continued)

Growth Equity Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	39,056	$1,047,366
Shares redeemed	(879,785)	(23,433,686)

Net increase (decrease)	(840,729)	$(22,386,320)

Year ended December 31, 2011:
Shares sold	122,799	$3,082,122
Shares issued to shareholders in reinvestment of dividends	80,025	1,796,656
Shares redeemed	(2,190,754)	(54,525,255)

Net increase (decrease)	(1,987,930)	$(49,646,477)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	273,752	$7,256,862
Shares redeemed	(183,432)	(4,878,296)

Net increase (decrease)	90,320	$2,378,566

Year ended December 31, 2011:
Shares sold	255,933	$6,273,827
Shares issued to shareholders in reinvestment of dividends	4,976	111,335
Shares redeemed	(390,078)	(9,509,996)

Net increase (decrease)	(129,169)	$(3,124,834)

High Yield Corporate Bond Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	3,345,647	$33,002,512
Shares redeemed	(5,935,243)	(58,757,636)

Net increase (decrease)	(2,589,596)	$(25,755,124)

Year ended December 31, 2011:
Shares sold	7,196,708	$69,880,052
Shares issued to shareholders in reinvestment of dividends	4,633,208	41,276,486
Shares redeemed	(18,311,426)	(179,567,740)

Net increase (decrease)	(6,481,510)	$(68,411,202)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	18,962,132	$185,727,227
Shares redeemed	(5,028,105)	(49,362,723)

Net increase (decrease)	13,934,027	$136,364,504

Year ended December 31, 2011:
Shares sold	28,124,513	$272,744,056
Shares issued to shareholders in reinvestment of dividends	8,636,865	76,391,318
Shares redeemed	(17,305,709)	(168,383,132)

Net increase (decrease)	19,455,669	$180,752,242

ICAP Select Equity Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	1,634,767	$21,120,311
Shares redeemed	(4,120,128)	(53,736,271)

Net increase (decrease)	(2,485,361)	$(32,615,960)

Year ended December 31, 2011:
Shares sold	2,937,084	$37,878,937
Shares issued to shareholders in reinvestment of dividends	864,962	9,445,779
Shares redeemed	(12,052,780)	(148,933,188)

Net increase (decrease)	(8,250,734)	$(101,608,472)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	1,197,422	$15,436,066
Shares redeemed	(2,576,492)	(33,106,290)

Net increase (decrease)	(1,379,070)	$(17,670,224)

Year ended December 31, 2011:
Shares sold	3,797,605	$47,010,324
Shares issued to shareholders in reinvestment of dividends	535,388	5,799,194
Shares redeemed	(5,559,629)	(67,664,671)

Net increase (decrease)	(1,226,636)	$(14,855,153)

Income Builder Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	81,405	$1,210,213
Shares redeemed	(1,014,740)	(15,084,404)

Net increase (decrease)	(933,335)	$(13,874,191)

Year ended December 31, 2011:
Shares sold	693,657	$10,103,305
Shares issued to shareholders in reinvestment of dividends	642,044	8,429,136
Shares redeemed	(2,219,281)	(32,041,155)

Net increase (decrease)	(883,580)	$(13,508,714)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	642,850	$9,517,002
Shares redeemed	(378,077)	(5,590,492)

Net increase (decrease)	264,773	$3,926,510

Year ended December 31, 2011:
Shares sold	1,258,346	$18,155,828
Shares issued to shareholders in reinvestment of dividends	188,641	2,466,832
Shares redeemed	(851,344)	(12,217,459)

Net increase (decrease)	595,643	$8,405,201

M-470	MainStay VP Funds Trust

International Equity Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	2,806,376	$30,436,243
Shares redeemed	(1,676,047)	(19,013,973)

Net increase (decrease)	1,130,329	$11,422,270

Year ended December 31, 2011:
Shares sold	1,891,756	$22,618,772
Shares issued to shareholders in reinvestment of dividends	618,007	6,058,841
Shares redeemed	(8,933,656)	(111,347,069)

Net increase (decrease)	(6,423,893)	$(82,669,456)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	754,818	$8,358,970
Shares redeemed	(1,869,915)	(21,086,546)

Net increase (decrease)	(1,115,097)	$(12,727,576)

Year ended December 31, 2011:
Shares sold	3,387,348	$40,396,199
Shares issued to shareholders in reinvestment of dividends	915,397	8,908,718
Shares redeemed	(2,785,094)	(33,314,618)

Net increase (decrease)	1,517,651	$15,990,299

Janus Balanced Portfolio

Initial Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	50,357,152	$503,895,366
Shares redeemed	(2,939,670)	(29,386,390)

Net increase (decrease)	47,417,482	$474,508,976

Service Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	35,127,524	$351,235,257
Shares redeemed	(1,132,885)	(11,318,089)

Net increase (decrease)	33,994,639	$339,917,168

(a) The inception date of the Portfolio was February 17, 2012.

Large Cap Growth Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	6,060,095	$99,607,609
Shares redeemed	(2,597,819)	(40,864,451)

Net increase (decrease)	3,462,276	$58,743,158

Year ended December 31, 2011:
Shares sold	11,551,544	$176,536,295
Shares redeemed	(2,827,734)	(42,562,032)

Net increase (decrease)	8,723,810	$133,974,263

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	1,772,357	$28,713,186
Shares redeemed	(714,620)	(11,594,699)

Net increase (decrease)	1,057,737	$17,118,487

Year ended December 31, 2011:
Shares sold	3,032,083	$46,066,654
Shares redeemed	(1,809,990)	(27,041,032)

Net increase (decrease)	1,222,093	$19,025,622

MFS® Utilities Portfolio

Initial Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	5,457,206	$55,254,393
Shares redeemed	(195,370)	(1,929,137)

Net increase (decrease)	5,261,836	$53,325,256

Service Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	77,067,587	$770,429,266
Shares redeemed	(3,105,759)	(30,668,110)

Net increase (decrease)	73,961,828	$739,761,156

(a) The inception date of the Portfolio was February 17, 2012.

Mid Cap Core Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	2,190,532	$26,333,892
Shares redeemed	(7,151,222)	(88,227,453)

Net increase (decrease)	(4,960,690)	$(61,893,561)

Year ended December 31, 2011:
Shares sold	4,608,685	$52,935,754
Shares issued to shareholders in reinvestment of dividends	258,893	2,663,540
Shares redeemed	(14,152,532)	(175,522,193)

Net increase (decrease)	(9,284,954)	$(119,922,899)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	781,731	$9,517,402
Shares redeemed	(1,803,637)	(21,896,503)

Net increase (decrease)	(1,021,906)	$(12,379,101)

Year ended December 31, 2011:
Shares sold	2,268,221	$26,806,271
Shares issued to shareholders in reinvestment of dividends	179,490	1,833,872
Shares redeemed	(4,242,265)	(49,859,663)

Net increase (decrease)	(1,794,554)	$(21,219,520)

mainstayinvestments.com	M-471

Notes to Financial Statements (Unaudited) (continued)

Moderate Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	390,645	$4,429,803
Shares redeemed	(118,550)	(1,344,139)

Net increase (decrease)	272,095	$3,085,664

Year ended December 31, 2011:
Shares sold	280,936	$3,097,390
Shares issued to shareholders in reinvestment of dividends and distributions	49,926	501,085
Shares redeemed	(372,988)	(4,035,614)

Net increase (decrease)	(42,126)	$(437,139)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	8,344,574	$94,301,159
Shares redeemed	(2,778,395)	(31,407,638)

Net increase (decrease)	5,566,179	$62,893,521

Year ended December 31, 2011:
Shares sold	15,804,338	$173,418,851
Shares issued to shareholders in reinvestment of dividends and distributions	1,185,359	11,855,662
Shares redeemed	(9,176,537)	(99,752,392)

Net increase (decrease)	7,813,160	$85,522,121

Moderate Growth Allocation Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	202,197	$2,193,578
Shares redeemed	(159,286)	(1,723,456)

Net increase (decrease)	42,911	$470,122

Year ended December 31, 2011:
Shares sold	356,620	$3,745,365
Shares issued to shareholders in reinvestment of dividends	46,840	438,345
Shares redeemed	(336,016)	(3,531,347)

Net increase (decrease)	67,444	$652,363

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	11,506,615	$123,946,926
Shares redeemed	(2,714,906)	(29,246,044)

Net increase (decrease)	8,791,709	$94,700,882

Year ended December 31, 2011:
Shares sold	28,041,888	$293,777,425
Shares issued to shareholders in reinvestment of dividends	833,835	7,776,100
Shares redeemed	(6,609,086)	(68,567,262)

Net increase (decrease)	22,266,637	$232,986,263

PIMCO Real Return Portfolio

Initial Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	957,192	$9,595,627
Shares redeemed	(44,535)	(449,888)

Net increase (decrease)	912,657	$9,145,739

Service Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	37,813,853	$379,201,995
Shares redeemed	(1,595,047)	(16,079,662)

Net increase (decrease)	36,218,806	$363,122,333

(a) The inception date of the Portfolio was February 17, 2012.

S&P 500 Index Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	5,894,252	$159,925,365
Shares redeemed	(3,874,164)	(106,164,273)

Net increase (decrease)	2,020,088	$53,761,092

Year ended December 31, 2011:
Shares sold	402,325	$10,395,187
Shares issued to shareholders in reinvestment of dividends	493,834	11,366,034
Shares redeemed	(3,818,536)	(99,016,577)

Net increase (decrease)	(2,922,377)	$(77,255,356)

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	483,770	$13,218,023
Shares redeemed	(753,140)	(20,503,051)

Net increase (decrease)	(269,370)	$(7,285,028)

Year ended December 31, 2011:
Shares sold	792,923	$20,248,430
Shares issued to shareholders in reinvestment of dividends	149,468	3,431,463
Shares redeemed	(1,578,169)	(40,413,934)

Net increase (decrease)	(635,778)	$(16,734,041)

T. Rowe Price Equity Income Portfolio

Initial Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	26,863,731	$269,407,096
Shares redeemed	(2,156,450)	(21,314,017)

Net increase (decrease)	24,707,281	$248,093,079

Service Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	25,231,591	$252,210,596
Shares redeemed	(1,525,423)	(15,129,883)

Net increase (decrease)	23,706,168	$237,080,713

(a) The inception date of the Portfolio was February 17, 2012.

M-472	MainStay VP Funds Trust

U.S. Small Cap Portfolio

Initial Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	2,500,003	$23,974,568
Shares redeemed	(3,445,858)	(33,178,617)

Net increase (decrease)	(945,855)	$(9,204,049)

Year ended December 31, 2011:
Shares sold	9,717,025	$90,837,963
Shares issued to shareholders in reinvestment of dividends	148,723	1,185,152
Shares redeemed	(5,678,649)	(52,127,423)

Net increase (decrease)	4,187,099	$39,895,692

Service Class	Shares	Amount
Six-month period ended June 30, 2012:
Shares sold	840,383	$7,864,163
Shares redeemed	(1,122,632)	(10,408,600)

Net increase (decrease)	(282,249)	$(2,544,437)

Year ended December 31, 2011:
Shares sold	1,609,503	$14,294,196
Shares issued to shareholders in reinvestment of dividends	106,629	828,201
Shares redeemed	(3,121,001)	(27,723,650)

Net increase (decrease)	(1,404,869)	$(12,601,253)

Van Eck Global Hard Assets Portfolio

Initial Class (a)	Shares	Amount
Period ended June 30, 2012:
Shares sold	76,993,615	$764,987,617
Shares redeemed	(3,718,041)	(33,296,857)

Net increase (decrease)	73,275,574	$731,690,760

(a) The inception date of the Portfolio was February 17, 2012.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the six-month period ended June 30, 2012, events and transactions subsequent to June 30, 2012 through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

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Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreements between New York Life Investment Management LLC (“New York Life Investments”) and the Trust, on behalf of MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio, MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP Janus Balanced Portfolio, MainStay VP MFS® Utilities Portfolio, MainStay VP PIMCO Real Return Portfolio, MainStay VP T. Rowe Price Equity Income Portfolio and MainStay VP Van Eck Global Hard Assets Portfolio (the “Portfolios”), and the Subadvisory Agreements between New York Life Investments and each of Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Janus Capital Management LLC (“Janus Capital”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe”) and Van Eck Associates Corporation (“Van Eck”) (collectively, the “Subadvisors”), which serve as subadvisors to the Portfolios.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisors in connection with a contract review process that took place in advance of its December 2011 meeting, which included responses from New York Life Investments and the Subadvisors to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). The Board also considered information provided by New York Life Investments and the Subadvisors on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to those proposed for the Portfolios, and the rationale for any differences in each Portfolio’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. The Board also considered relevant information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope, and quality of the services to be provided to the Portfolios by New York Life Investments and the Subadvisors; (ii) the qualifications of the proposed portfolio managers for the Portfolios and the historical investment performance of products previously managed by such portfolio managers with similar investment strategies to the Portfolios; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and its affiliates and each Subadvisor from their relationships with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio’s pro-

posed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and the Subadvisors.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board specifically in connection with the contract review process. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to future variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider other investment options, will have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and the Subadvisors

The Board examined the nature, scope and quality of the services that New York Life Investments proposed to provide to the Portfolios. The Board evaluated New York Life Investments’ experience in serving as manager of other mutual funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments will supply to the Portfolios under the terms of the Management Agreement, including but not limited to: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of each Portfolio’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services to be provided by New York Life Investments will be set forth in each Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel designed to benefit the Portfolios, and noted that New York Life Investments will be responsible for compensating each Portfolio’s officers.

The Board also examined the nature, scope and quality of the advisory services that each Subadvisor proposed to provide to the Portfolios. The Board evaluated each Subadvisor’s experience in managing other portfolios, including those with similar investment strategies to the Portfolios. It examined New York Life Investments’ and the Subadvisors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadvisor, and each Subadvisor’s overall legal and compliance environment. The Board also reviewed each Subadvisor’s willingness to invest in personnel designed to benefit the

M-474	MainStay VP Funds Trust

Portfolios. In this regard, the Board considered the experience of each Portfolio’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Portfolios, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio likely would benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and each Subadvisor’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Portfolios had no investment performance track record since the Portfolios had not yet been offered to variable life insurance policyholders and variable annuity contract owners. The Board discussed with management and each Portfolio’s proposed portfolio management team the Portfolio’s investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for each Portfolio. Based on these considerations, the Board concluded that the Portfolios were likely to be managed responsibly and capably by the Subadvisors.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Each Subadvisor

The Board considered the anticipated costs of the services to be provided by New York Life Investments and the Subadvisors under the Agreements, and the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios. Because each Subadvisor’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and will be paid by New York Life Investments, not the Portfolios, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolios.

In evaluating the anticipated costs and profits of New York Life Investments and its affiliates and the Subadvisors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and that New York Life Investments will be responsible for paying the subadvisory fees for the Portfolios. The Board acknowledged that New York Life Investments and the Subadvisors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that the ability to maintain a strong financial position is important in order for New York Life Investments and the Subadvisors to continue to provide high-quality services to the Portfolios. The Board also noted that the Portfolios will benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allo-

cate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the anticipated costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios. The Board recognized, for example, the benefits to the Subadvisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisors in exchange for commissions paid by a Portfolio with respect to trades on the Portfolio’s portfolio securities. The Board also requested and received information from New York Life Investments and each Subadvisor concerning other business relationships between the Subadvisor and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates would also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios supported the Board’s decision to approve the Agreements. With respect to the Subadvisors, the Board concluded that any profits to be realized by a Subadvisor due to its relationship with a Portfolio are the result of arm’s-length negotiations between New York Life Investments and the Subadvisor, and would be based on fees paid to the Subadvisor by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolios Grow

The Board also considered whether each Portfolio’s proposed expense structure permitted economies of scale to be shared with Portfolio investors. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with

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Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio’s proposed expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fees to be paid by the Portfolios to New York Life Investments, since the fees to be paid to the Subadvisors will be paid by New York Life Investments, not the Portfolios.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any proposed expense limitation arrangements on each Portfolio’s net management fee and expenses.

After considering all of the factors outlined above, the Board concluded that each Portfolio’s proposed management and subadvisory fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

M-476	MainStay VP Funds Trust

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and also makes available its complete schedule of portfolio holdings on its website at www.nylim.com, five days after each month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP is made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP is provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	M-477

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Growth Equity Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP U.S. Small Cap Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

Blended Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Cash Management Portfolio

MainStay VP Flexible Bond Opportunities Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Dimensional Fund Advisors LP	Austin, Texas
DuPont Capital Management Corporation	Wilmington, Delaware
Eagle Asset Management, Inc.	St Petersburg, Florida
Epoch Investment Partners, Inc.	New York, New York
Institutional Capital LLC*	Chicago, Illinois
Janus Capital Management LLC	Denver, Colorado
MacKay Shields LLC*	New York, New York
Madison Square Investors LLC*	New York, New York
Massachusetts Financial Services Company	Boston, Massachusetts
Pacific Investment Management Company LLC	Newport Beach, California
T. Rowe Price Associates, Inc	Baltimore, Maryland
Van Eck Associates Corporation	New York, New York
Winslow Capital Management, Inc.	Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

mainstayinvestments.com

© 2012 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Semiannual Report	MSVP10-08/12

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this

Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date: September 4, 2012

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date: September 4, 2012

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.